UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: October 31

Date of reporting period: November 1, 2012 through October 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Annual Report

J.P. Morgan Specialty Funds

October 31, 2013

JPMorgan Research Equity Long/Short Fund

JPMorgan Research Market Neutral Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

DECEMBER 4, 2013 (Unaudited)

Dear Shareholder:

Despite periods of heightened volatility, developed market equities, in aggregate, posted outstanding returns for the twelve months ended October 31, 2013. For much of the period, stocks were supported by solid corporate earnings and robust demand from investors looking to generate higher returns in the low interest rate environment. While it signaled a potential policy shift, the U.S. Federal Reserve (“Fed”) continued to pursue its highly accommodative policies in an attempt to lower unemployment and spur the economy. Many central banks overseas also maintained accommodative monetary policies aimed at stimulating their economies. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. Elsewhere, the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012.

“As the market’s periodic gyrations have demonstrated, it is critically important to maintain a long-term focus for your investment portfolio.”

Positive investor sentiment was interrupted several times during the reporting period, triggered by a number of factors including uncertainties regarding the U.S. “fiscal cliff” and sequestration, geopolitical issues, the Fed’s plans to begin “tapering” its asset purchase program, the partial federal government shutdown and the raising of the debt ceiling. Yet, market declines proved to be only temporary setbacks. All told, U.S. stocks rose sharply and achieved record highs on a number of occasions during the twelve months ended October 31, 2013. Overseas, developed international stocks also rallied sharply, while emerging market equities generated less robust returns given concerns regarding China’s economy and rising U.S. interest rates.

U.S. Treasury Yields Rise Sharply

Talk of Fed tapering negatively impacted the fixed income markets. U.S. Treasury security yields continued to be low from a historical perspective, but ended the period sharply higher than when the reporting period began. Still, U.S. Treasury yields fell from their reporting period peak in early

September 2013 as the Fed chose to delay tapering its asset purchases. The yield for 10-year U.S. Treasury securities ended October 31, 2013 at 2.57%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.31% and 3.63%, respectively. Amid the rising interest rate environment, the overall U.S. fixed income market generated a negative return for the reporting period. High yield bonds (also known as “junk bonds”), in contrast, posted a solid gain, whereas emerging market debt securities declined.

Maintaining a Long-Term Perspective

While the global economy is far from robust, it is still on a growth path. Despite some recent mixed data, the expansion in the U.S. appears to be sustainable. In addition, Europe has finally emerged from its lengthy recession. Elsewhere, pro-growth initiatives in Japan have thus far yielded positive results. While growth in China has moderated, there have been some encouraging signs of late that its economy can avoid a “hard landing.”

We are encouraged by the stock market’s resiliency despite periods of elevated volatility. In addition, equity market correlations appear to be moderating, which could create a more favorable environment for active managers. Also, given the overall weakness in the bond market, valuations in a number of fixed income sectors have become more attractive.

As the market’s periodic gyrations have demonstrated, it is critically important to maintain a long-term focus for your investment portfolio. Furthermore, having a well- diversified investment portfolio that is allocated among a number of asset classes can potentially lessen the impact of market declines.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	1

J.P. Morgan Specialty Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited)

The global financial market experienced periods of volatility during the reporting period. This volatility was triggered by a number of factors, including mixed economic data, geopolitical issues, expectations for future central bank monetary policies and, in the U.S., the impact of the fiscal cliff, sequestration and partial government shutdown. The U.S. equity market was highly resilient during the reporting period given overall robust investor demand, solid corporate profits and continued accommodative monetary policy. All told, the S&P 500 Index finished the reporting period with a 27.18% gain.

2	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

JPMorgan Research Equity Long/Short Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	7.34%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.09%
S&P 500 Index	27.18%

Net Assets as of 10/31/2013 (In Thousands)	$86,021

INVESTMENT OBJECTIVE**

The JPMorgan Research Equity Long/Short Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index for the twelve months ended October 31, 2013. The Fund’s positioning in the pharmaceutical/medical technology, banks and brokers and utilities sectors contributed to the Fund’s performance during the reporting period. Detracting from the Fund’s performance was its positioning in the real estate investment trust (REIT) and industrial cyclical sectors.

Individual contributors to performance included the Fund’s long positions in three media companies: Time Warner, Inc., Google, Inc. and CBS Corp. Shares of Time Warner, Inc., a U.S.-based media company, moved sharply higher after the company reported higher-than-expected revenues from programming and advertising. Google, Inc., a U.S.-based company that provides a variety of internet services and products, benefited from increasing growth in mobile advertising. In addition, its Android operating system built a commanding lead over rival Apple in the lucrative smart-phone market. CBS Corp., an American broadcast television network, reported strong revenue and earnings growth across most of its business lines.

Individual detractors to performance included the Fund’s short positions in Netflix, Inc., The Hershey Company and Lockheed-Martin, Inc. Shares of Netflix, Inc., which provides subscription-based access to television shows and movies, moved sharply higher after the company reported better-than-expected subscriber growth. Lower commodity costs and sales growth in the U.S. and international markets sent shares of The Hershey Company, North America’s largest chocolate manufacturer, higher. Despite cuts in defense spending, shares of Lockheed-Martin, Inc., a U.S. defense, aerospace and security company, also rose, as the well-diversified company moved into lucrative new markets such as cyber-security.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers used bottom-up fundamental research to construct a portfolio of long and short positions, researching companies in an attempt to determine their underlying value and potential for future earnings growth. Based on this research, they ranked stocks in the U.S. large-cap universe into quintiles. The Fund’s portfolio managers looked to the top two quintiles for potential long positions in stocks that they believed were undervalued and looked to the bottom two quintiles for potential short positions in stocks that they believed were overvalued. The Fund’s portfolio managers attempted to limit the Fund’s overall market risk, holding long and short positions across a broad array of sectors. The Fund’s average long exposure was 113% and its average short exposure was -78%.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	3

JPMorgan Research Equity Long/Short Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO*
1.	Time Warner, Inc.	3.9%
2.	Google, Inc., Class A	3.4
3.	United Technologies Corp.	2.1
4.	Johnson & Johnson	2.0
5.	General Mills, Inc.	1.8
6.	General Motors Co.	1.8
7.	Fluor Corp.	1.7
8.	ACE Ltd. (Switzerland)	1.7
9.	Avago Technologies Ltd. (Singapore)	1.6
10.	Emerson Electric Co.	1.6

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**
1.	Lockheed Martin Corp.	2.6%
2.	Hershey Co. (The)	2.2
3.	Praxair, Inc.	2.1
4.	Microchip Technology, Inc.	2.0
5.	Altria Group, Inc.	1.8
6.	General Electric Co.	1.7
7.	Southern Co. (The)	1.7
8.	Intel Corp.	1.7
9.	Rockwell Automation, Inc.	1.5
10.	Cliffs Natural Resources, Inc.	1.5

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR*
Financials	20.2%
Consumer Discretionary	16.8
Information Technology	16.4
Health Care	12.5
Industrials	11.9
Consumer Staples	8.6
Utilities	5.4
Materials	4.8
Energy	3.4

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR**
Financials	20.5%
Industrials	15.7
Consumer Discretionary	12.1
Health Care	11.7
Information Technology	11.1
Consumer Staples	9.3
Materials	8.0
Utilities	6.6
Energy	5.0

*	Percentages indicated are based on total long investments as of October 31, 2013. The Fund’s portfolio composition is subject to change.
**	Percentages indicated are based on total short investments as of October 31, 2013. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2013

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	5/28/10
Without Sales Charge		7.34%	2.42%	2.92%
With Sales Charge*		1.72	0.60	1.32
CLASS C SHARES	5/28/10
Without CDSC		6.84	1.88	2.39
With CDSC**		5.84	1.88	2.39
CLASS R5 SHARES	5/28/10	7.84	2.86	3.37
SELECT CLASS SHARES	5/28/10	7.62	2.64	3.16

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/28/10 TO 10/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 28, 2010.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Research Equity Long/Short Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, the S&P 500 Index and the Lipper Alternative Long/Short Equity Funds Index from May 28, 2010 to October 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The performance of the Lipper Alternative Long/Short Equity Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Alternative Long/Short Equity Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	5

JPMorgan Research Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	1.47%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.09%

Net Assets as of 10/31/2013 (In Thousands)	$713,531

INVESTMENT OBJECTIVE**

The JPMorgan Research Market Neutral Fund (the “Fund”) seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index for the twelve months ended October 31, 2013. The Fund’s stock selection in the pharmaceutical/medical technology, utilities and semiconductors sectors contributed to its performance, while the Fund’s stock selection in the media, real estate investment trust (REIT) and health services and systems sectors detracted from results.

Individual contributors to the Fund’s return included long positions in Celgene Corp. and Biogen Idec, Inc., along with a short position in Eli Lilly & Co. Shares of Celgene Corp., a U.S. biotechnology company that manufactures drug therapies for cancer and inflammatory disorders, rallied as the company reported expanding profit margins for its well diversified product line. Shares of Biogen Idec, Inc., another U.S. biotechnology company, moved sharply higher on news of improving revenue growth. The company also received federal approval for its drug aimed at fighting multiple sclerosis. The Fund’s short position in shares of pharmaceutical company Eli Lilly & Co. was beneficial as the company’s shares struggled due to concerns over expiring patent protection for several of its key products.

Individual detractors from the Fund’s performance included a short position in Netflix, Inc. and long positions in Broadcom Corp. and Apple, Inc. Shares of Netflix, Inc., which provides subscription-based access to television shows and movies, moved sharply higher after the company reported better-than-expected subscriber growth. Shares of Broadcom Corp., a U.S. semiconductor company in the wireless and broadband communication business, fell sharply due to a poor earnings report and weaker outlook. Apple, Inc., a leading manufacturer of smartphones, tablets and high-end personal computers, lost market share to rival Samsung Electronics in the key smartphone category, fueling investor concerns about slowing sales growth.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers aimed to construct a portfolio of long and short positions with a low correlation to traditional investments such as stocks and bonds. The Fund’s portfolio managers used fundamental research to estimate companies’ long-term earnings forecasts, ranking approximately 600 large- and mid-cap stocks into quintiles. The Fund’s portfolio managers looked to the top two quintiles for potential long positions in stocks that they believed were undervalued and the bottom two quintiles for potential short positions in stocks that they believed were overvalued.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

TOP TEN LONG POSITIONS OF THE PORTFOLIO*
1.	United Technologies Corp.	2.9%
2.	Time Warner, Inc.	2.9
3.	Google, Inc., Class A	2.6
4.	Emerson Electric Co.	1.9
5.	Johnson & Johnson	1.9
6.	Fluor Corp.	1.8
7.	Avago Technologies Ltd. (Singapore)	1.8
8.	Honeywell International, Inc.	1.8
9.	Bristol-Myers Squibb Co.	1.7
10.	ACE Ltd. (Switzerland)	1.7

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**
1.	Lockheed Martin Corp.	2.1%
2.	General Electric Co.	1.8
3.	Intel Corp.	1.8
4.	Praxair, Inc.	1.6
5.	Hershey Co. (The)	1.6
6.	Wal-Mart Stores, Inc.	1.5
7.	Altria Group, Inc.	1.5
8.	Zimmer Holdings, Inc.	1.4
9.	Washington Post Co. (The), Class B	1.4
10.	Microchip Technology, Inc.	1.4

LONG PORTFOLIO COMPOSITION BY SECTOR*
Financials	17.9%
Consumer Discretionary	14.9
Information Technology	14.7
Industrials	14.0
Health Care	11.7
Consumer Staples	8.1
Materials	5.5
Utilities	5.5
Energy	3.6
Short-Term Investments	4.1

SHORT PORTFOLIO COMPOSITION BY SECTOR**
Financials	19.0%
Industrials	14.4
Consumer Discretionary	13.7
Information Technology	13.3
Health Care	11.1
Consumer Staples	10.0
Materials	7.5
Utilities	5.4
Energy	4.2
Telecommunication Services	1.4

*	Percentages indicated are based on total long investments as of October 31, 2013. The Fund’s portfolio composition is subject to change.
**	Percentages indicated are based on total short investments as of October 31, 2013. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	7

JPMorgan Research Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/28/02
Without Sales Charge		0.97%	1.10%	1.72%
With Sales Charge*		(4.33)	0.02	1.17
CLASS B SHARES	2/28/02
Without CDSC		0.50	0.60	1.31
With CDSC**		(4.50)	0.20	1.31
CLASS C SHARES	11/2/09
Without CDSC		0.50	0.61	1.22
With CDSC***		(0.50)	0.61	1.22
INSTITUTIONAL CLASS SHARES	12/31/98	1.47	1.62	2.22
SELECT CLASS SHARES	11/2/09	1.28	1.41	2.12

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR FUND PERFORMANCE (10/31/03 TO 10/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares. The actual returns for Class C Shares would have been similar to Class B Shares because Class C Shares have similar expenses to Class B Shares.

Returns for Select Class Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns for Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Research Market Neutral Fund, BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and Lipper Alternative Equity Market Neutral Funds Average from October 31, 2003 to October 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Alternative Equity Market Neutral Funds Average

includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index. The Lipper Alternative Equity Market Neutral Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

JPMorgan Research Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — 112.4% (j)
Common Stocks — 112.4%
		Consumer Discretionary — 18.9%
		Auto Components — 1.4%
5		Dana Holding Corp.	90
15		Johnson Controls, Inc.	680
5		TRW Automotive Holdings Corp. (a)	405

			1,175

		Automobiles — 2.0%
47		General Motors Co. (a)	1,751

		Hotels, Restaurants & Leisure — 0.6%
10		Royal Caribbean Cruises Ltd.	416
2		Yum! Brands, Inc.	125

			541

		Household Durables — 1.1%
7		Lennar Corp., Class A	240
21		PulteGroup, Inc.	369
9		Toll Brothers, Inc. (a)	295

			904

		Internet & Catalog Retail — 1.4%
2		Amazon.com, Inc. (a)	834
3		Expedia, Inc.	199
—	(h)	priceline.com, Inc. (a)	211

			1,244

		Media — 8.3%
20		CBS Corp. (Non-Voting), Class B	1,205
21		Comcast Corp., Class A	1,001
12		DISH Network Corp., Class A	585
4		Time Warner Cable, Inc.	522
55		Time Warner, Inc.	3,805

			7,118

		Multiline Retail — 0.5%
4		Nordstrom, Inc.	251
2		Target Corp.	150

			401

		Specialty Retail — 2.6%
1		AutoZone, Inc. (a)	322
12		Home Depot, Inc. (The)	936
11		Lowe’s Cos., Inc.	546
7		TJX Cos., Inc.	441

			2,245

		Textiles, Apparel & Luxury Goods — 1.0%
4		Lululemon Athletica, Inc., (Canada) (a)	246
3		V.F. Corp.	647

			893

		Total Consumer Discretionary	16,272

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 9.7%
	Beverages — 2.1%
1	Beam, Inc.	88
11	Coca-Cola Enterprises, Inc.	441
10	Dr. Pepper Snapple Group, Inc.	485
9	PepsiCo, Inc.	756

		1,770

	Food & Staples Retailing — 0.6%
9	CVS Caremark Corp.	540

	Food Products — 4.4%
19	Archer-Daniels-Midland Co.	770
35	General Mills, Inc.	1,788
6	Kellogg Co.	358
25	Mondelez International, Inc., Class A	839

		3,755

	Household Products — 1.2%
6	Kimberly-Clark Corp.	605
5	Procter & Gamble Co. (The)	438

		1,043

	Tobacco — 1.4%
14	Philip Morris International, Inc.	1,203

	Total Consumer Staples	8,311

	Energy — 3.8%
	Energy Equipment & Services — 1.7%
4	Cameron International Corp. (a)	208
7	Ensco plc, (United Kingdom), Class A	427
9	Schlumberger Ltd.	843

		1,478

	Oil, Gas & Consumable Fuels — 2.1%
4	Anadarko Petroleum Corp.	381
3	Cheniere Energy, Inc. (a)	133
3	Marathon Petroleum Corp.	241
5	Occidental Petroleum Corp.	465
3	Phillips 66	183
12	Williams Cos., Inc. (The)	429

		1,832

	Total Energy	3,310

	Financials — 22.7%
	Capital Markets — 3.1%
3	Goldman Sachs Group, Inc. (The)	431
21	Invesco Ltd.	709
27	Morgan Stanley	769
8	State Street Corp.	593
7	TD Ameritrade Holding Corp.	182

		2,684

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	9

JPMorgan Research Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Commercial Banks — 3.9%
13	BB&T Corp.	432
7	CIT Group, Inc. (a)	319
19	Comerica, Inc.	819
20	SunTrust Banks, Inc.	673
26	Wells Fargo & Co.	1,122

		3,365

	Consumer Finance — 0.6%
8	Capital One Financial Corp.	515

	Diversified Financial Services — 2.4%
61	Bank of America Corp.	856
17	Citigroup, Inc.	825
2	IntercontinentalExchange, Inc. (a)	397

		2,078

	Insurance — 6.6%
17	ACE Ltd., (Switzerland)	1,608
2	Aflac, Inc. (m)	142
4	Aon plc, (United Kingdom)	320
5	Axis Capital Holdings Ltd., (Bermuda)	222
2	Everest Re Group Ltd., (Bermuda)	378
18	Hartford Financial Services Group, Inc.	594
9	Marsh & McLennan Cos., Inc.	408
22	MetLife, Inc.	1,043
2	PartnerRe Ltd., (Bermuda)	213
4	Prudential Financial, Inc.	294
4	RenaissanceRe Holdings Ltd., (Bermuda)	389
3	XL Group plc, (Ireland)	85

		5,696

	Real Estate Investment Trusts (REITs) — 6.1%
12	Apartment Investment & Management Co., Class A	345
2	Boston Properties, Inc.	257
20	Brandywine Realty Trust	287
6	Brixmor Property Group, Inc. (a)	122
6	Camden Property Trust	361
25	Cousins Properties, Inc.	282
4	Digital Realty Trust, Inc.	202
8	Extra Space Storage, Inc.	355
10	HCP, Inc.	422
10	Highwoods Properties, Inc.	369
30	Host Hotels & Resorts, Inc.	564
13	Kimco Realty Corp.	284
6	Post Properties, Inc.	288
12	Prologis, Inc.	460
4	Simon Property Group, Inc.	595

		5,193

	Total Financials	19,531

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care — 14.0%
	Biotechnology — 3.4%
4	Alexion Pharmaceuticals, Inc. (a)	512
5	Biogen Idec, Inc. (a)	1,175
5	Celgene Corp. (a)	772
6	Vertex Pharmaceuticals, Inc. (a)	442

		2,901

	Health Care Equipment & Supplies — 1.6%
12	Abbott Laboratories (m)	432
11	Baxter International, Inc.	707
4	Stryker Corp.	265

		1,404

	Health Care Providers & Services — 3.5%
15	DaVita HealthCare Partners, Inc. (a)	832
7	Humana, Inc.	659
3	McKesson Corp.	446
15	UnitedHealth Group, Inc.	1,048

		2,985

	Health Care Technology — 0.4%
7	Cerner Corp. (a)	369

	Life Sciences Tools & Services — 0.5%
2	Mettler-Toledo International, Inc. (a)	389

	Pharmaceuticals — 4.6%
2	Allergan, Inc.	160
30	Bristol-Myers Squibb Co.	1,560
21	Johnson & Johnson	1,900
4	Valeant Pharmaceuticals International, Inc. (a)	381

		4,001

	Total Health Care	12,049

	Industrials — 13.4%
	Aerospace & Defense — 4.1%
17	Honeywell International, Inc.	1,476
19	United Technologies Corp.	2,038

		3,514

	Building Products — 0.6%
24	Masco Corp.	516

	Construction & Engineering — 1.9%
22	Fluor Corp.	1,636

	Electrical Equipment — 1.8%
24	Emerson Electric Co.	1,578

	Machinery — 2.0%
18	PACCAR, Inc.	1,018
5	SPX Corp.	445
3	WABCO Holdings, Inc. (a)	265

		1,728

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Road & Rail — 2.5%
43	CSX Corp.	1,121
3	Norfolk Southern Corp.	221
5	Union Pacific Corp.	763

		2,105

	Trading Companies & Distributors — 0.5%
2	W.W. Grainger, Inc.	428

	Total Industrials	11,505

	Information Technology — 18.4%
	Communications Equipment — 1.6%
24	Cisco Systems, Inc.	534
12	QUALCOMM, Inc.	806

		1,340

	Computers & Peripherals — 0.3%
4	SanDisk Corp.	258

	Internet Software & Services — 5.2%
14	eBay, Inc. (a)	733
3	Facebook, Inc., Class A (a)	175
3	Google, Inc., Class A (a)	3,319
1	LinkedIn Corp., Class A (a)	237

		4,464

	IT Services — 1.5%
2	Alliance Data Systems Corp. (a)	498
4	Cognizant Technology Solutions Corp., Class A (a)	312
3	Visa, Inc., Class A	525

		1,335

	Semiconductors & Semiconductor Equipment — 7.5%
35	Applied Materials, Inc.	624
2	ASML Holding N.V., (Netherlands)	187
35	Avago Technologies Ltd., (Singapore)	1,592
8	Broadcom Corp., Class A	222
25	Freescale Semiconductor Ltd. (a)	380
9	KLA-Tencor Corp.	573
24	Lam Research Corp. (a)	1,319
22	LSI Corp.	187
29	ON Semiconductor Corp. (a)	208
19	Teradyne, Inc. (a)	335
19	Xilinx, Inc.	848

		6,475

	Software — 2.3%
10	Adobe Systems, Inc. (a) (m)	538
5	Citrix Systems, Inc. (a)	288

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — Continued
9	Microsoft Corp.	334
13	Oracle Corp.	447
4	VMware, Inc., Class A (a)	347

		1,954

	Total Information Technology	15,826

	Materials — 5.4%
	Chemicals — 1.9%
7	Air Products & Chemicals, Inc. (m)	810
11	Axiall Corp.	417
10	Dow Chemical Co. (The)	381

		1,608

	Containers & Packaging — 0.6%
10	Ball Corp.	467

	Metals & Mining — 2.6%
118	Alcoa, Inc.	1,098
52	Alumina Ltd., (Australia), ADR (a)	203
13	Freeport-McMoRan Copper & Gold, Inc.	474
20	United States Steel Corp.	497

		2,272

	Paper & Forest Products — 0.3%
6	International Paper Co.	288

	Total Materials	4,635

	Utilities — 6.1%
	Electric Utilities — 3.5%
21	Edison International	1,045
15	NextEra Energy, Inc.	1,241
24	Xcel Energy, Inc.	705

		2,991

	Multi-Utilities — 2.1%
20	CMS Energy Corp.	543
15	NiSource, Inc.	468
9	Sempra Energy	819

		1,830

	Water Utilities — 0.5%
10	American Water Works Co., Inc.	430

	Total Utilities	5,251

	Total Common Stocks (Cost $78,704)	96,690

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	11

JPMorgan Research Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 0.0% (g)
	Investment Company — 0.0% (g)
23	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $23)	23

	Total Investments — 112.4% (Cost $78,727)	96,713
	Liabilities in Excess of Other Assets — (12.4)%	(10,692)

	NET ASSETS — 100.0%	$86,021

Short Positions — 77.9%
Common Stocks — 77.9%
	Consumer Discretionary — 9.4%
	Auto Components — 1.0%
4	Autoliv, Inc., (Sweden)	376
2	Delphi Automotive plc, (United Kingdom)	126
11	Gentex Corp.	330

		832

	Hotels, Restaurants & Leisure — 0.9%
3	Choice Hotels International, Inc.	132
7	Darden Restaurants, Inc.	356
6	Hyatt Hotels Corp., Class A (a)	296

		784

	Household Durables — 0.4%
4	Harman International Industries, Inc.	301

	Internet & Catalog Retail — 1.2%
20	Groupon, Inc. (a)	184
3	Netflix, Inc. (a)	855

		1,039

	Leisure Equipment & Products — 0.6%
10	Hasbro, Inc.	497

	Media — 4.8%
2	AMC Networks, Inc., Class A (a)	142
7	Discovery Communications, Inc., Class A (a)	606
17	Interpublic Group of Cos., Inc. (The)	280
18	News Corp., Class B (a)	322
9	Omnicom Group, Inc.	592
9	Scripps Networks Interactive, Inc., Class A	725
16	Twenty-First Century Fox, Inc., Class B	540
1	Washington Post Co. (The), Class B	933

		4,140

	Multiline Retail — 0.3%
5	Kohl’s Corp.	297

	Specialty Retail — 0.2%
2	Bed Bath & Beyond, Inc. (a)	187

	Total Consumer Discretionary	8,077

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 7.2%
	Beverages — 0.8%
9	Brown-Forman Corp., Class B	654

	Food & Staples Retailing — 0.9%
4	Safeway, Inc.	154
18	Sysco Corp.	598

		752

	Food Products — 2.3%
15	Hershey Co. (The)	1,502
6	Mead Johnson Nutrition Co.	496

		1,998

	Household Products — 0.9%
13	Church & Dwight Co., Inc.	820

	Personal Products — 0.9%
11	Estee Lauder Cos., Inc. (The), Class A	803

	Tobacco — 1.4%
32	Altria Group, Inc.	1,187

	Total Consumer Staples	6,214

	Energy — 3.9%
	Energy Equipment & Services — 1.3%
3	Diamond Offshore Drilling, Inc.	192
8	Halliburton Co.	431
15	Nabors Industries Ltd., (Bermuda)	257
4	Tenaris S.A., (Luxembourg), ADR	201

		1,081

	Oil, Gas & Consumable Fuels — 2.6%
8	CONSOL Energy, Inc.	283
4	Devon Energy Corp.	280
8	Exxon Mobil Corp.	688
13	Spectra Energy Corp.	465
7	TransCanada Corp., (Canada)	293
12	WPX Energy, Inc. (a)	275

		2,284

	Total Energy	3,365

	Financials — 16.0%
	Capital Markets — 1.6%
2	Ameriprise Financial, Inc.	196
1	BlackRock, Inc.	328
6	Federated Investors, Inc., Class B	163
12	Franklin Resources, Inc.	642

		1,329

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Commercial Banks — 2.5%
16	BancorpSouth, Inc.	344
8	Bank of Hawaii Corp.	444
7	Commerce Bancshares, Inc.	312
10	Trustmark Corp.	284
7	UMB Financial Corp.	407
36	Valley National Bancorp	348

		2,139

	Insurance — 5.4%
9	Allstate Corp. (The)	503
9	American International Group, Inc.	461
11	Arch Capital Group Ltd., (Bermuda) (a)	658
3	Assurant, Inc.	194
8	Chubb Corp. (The)	763
4	Principal Financial Group, Inc.	191
31	Progressive Corp. (The)	807
7	Torchmark Corp.	542
13	W.R. Berkley Corp.	556

		4,675

	Real Estate Investment Trusts (REITs) — 5.8%
7	EastGroup Properties, Inc.	454
10	Health Care REIT, Inc.	664
24	Hudson Pacific Properties, Inc.	492
6	Macerich Co. (The)	329
8	Omega Healthcare Investors, Inc.	255
2	Public Storage	342
9	Realty Income Corp.	364
16	Senior Housing Properties Trust	387
33	UDR, Inc.	827
9	Washington Real Estate Investment Trust	238
21	Weingarten Realty Investors	655

		5,007

	Real Estate Management & Development — 0.7%
33	Brookfield Office Properties, Inc.	615

	Total Financials	13,765

	Health Care — 9.1%
	Biotechnology — 1.2%
6	Amgen, Inc.	687
2	Medivation, Inc. (a)	124
2	United Therapeutics Corp. (a)	188

		999

	Health Care Equipment & Supplies — 3.1%
3	Becton, Dickinson & Co.	318
4	C.R. Bard, Inc.	549

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Equipment & Supplies — Continued
12	Medtronic, Inc.	678
5	St. Jude Medical, Inc.	265
2	Varian Medical Systems, Inc. (a)	120
9	Zimmer Holdings, Inc.	764

		2,694

	Health Care Providers & Services — 1.4%
3	Laboratory Corp. of America Holdings (a)	350
8	Tenet Healthcare Corp. (a)	357
6	WellPoint, Inc.	497

		1,204

	Health Care Technology — 0.2%
7	Quality Systems, Inc.	153

	Pharmaceuticals — 3.2%
8	AbbVie, Inc.	404
20	Eli Lilly & Co.	990
13	Hospira, Inc. (a)	516
29	Pfizer, Inc.	891

		2,801

	Total Health Care	7,851

	Industrials — 12.2%
	Aerospace & Defense — 3.6%
6	Boeing Co. (The)	728
13	Lockheed Martin Corp.	1,773
8	Raytheon Co.	643

		3,144

	Air Freight & Logistics — 0.5%
4	United Parcel Service, Inc., Class B	402

	Electrical Equipment — 1.2%
9	Rockwell Automation, Inc.	1,009

	Industrial Conglomerates — 2.5%
4	3M Co.	458
8	Danaher Corp.	565
45	General Electric Co.	1,164

		2,187

	Machinery — 2.5%
7	Caterpillar, Inc.	577
10	Dover Corp.	881
6	Illinois Tool Works, Inc.	493
3	Ingersoll-Rand plc, (Ireland)	233

		2,184

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	13

JPMorgan Research Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Road & Rail — 1.4%
29	Heartland Express, Inc.	411
23	Knight Transportation, Inc.	395
17	Werner Enterprises, Inc.	388

		1,194

	Trading Companies & Distributors — 0.5%
8	Fastenal Co.	393

	Total Industrials	10,513

	Information Technology — 8.7%
	Communications Equipment — 0.2%
7	Juniper Networks, Inc. (a)	123

	Computers & Peripherals — 0.6%
7	Seagate Technology plc, (Ireland)	323
3	Western Digital Corp.	224

		547

	Internet Software & Services — 0.4%
10	AOL, Inc. (a)	379

	IT Services — 0.8%
6	Automatic Data Processing, Inc.	481
5	Paychex, Inc.	219

		700

	Semiconductors & Semiconductor Equipment — 5.8%
14	Analog Devices, Inc.	668
45	Intel Corp.	1,110
16	Linear Technology Corp.	663
31	Microchip Technology, Inc.	1,321
23	NVIDIA Corp.	343
47	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	863

		4,968

	Software — 0.9%
28	Electronic Arts, Inc. (a)	732

	Total Information Technology	7,449

	Materials — 6.2%
	Chemicals — 3.3%
10	Cabot Corp.	479
10	OM Group, Inc. (a)	354
12	Praxair, Inc.	1,437
7	Sigma-Aldrich Corp.	605

		2,875

	Construction Materials — 0.1%
2	Vulcan Materials Co.	90

SHARES	SECURITY DESCRIPTION	VALUE($)

	Containers & Packaging — 0.6%
5	Bemis Co., Inc.	213
9	MeadWestvaco Corp.	310

		523

	Metals & Mining — 2.2%
39	Cliffs Natural Resources, Inc.	994
10	Nucor Corp.	502
22	Vale S.A., (Brazil), ADR	350

		1,846

	Total Materials	5,334

	Utilities — 5.2%
	Electric Utilities — 3.7%
10	Entergy Corp.	678
24	FirstEnergy Corp.	926
9	Northeast Utilities	389
28	Southern Co. (The)	1,158

		3,151

	Gas Utilities — 0.4%
6	ONEOK, Inc.	348

	Multi-Utilities — 1.1%
16	Public Service Enterprise Group, Inc.	538
9	Wisconsin Energy Corp.	396

		934

	Total Utilities	4,433

	Total Short Positions (Proceeds $56,398)	$67,001

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 99.1% (j)
Common Stocks — 95.1%
	Consumer Discretionary — 14.8%
	Auto Components — 1.6%
29	Dana Holding Corp.	561
125	Johnson Controls, Inc.	5,770
17	Magna International, Inc., (Canada)	1,457
45	TRW Automotive Holdings Corp. (a)	3,342

		11,130

	Automobiles — 1.5%
287	General Motors Co. (a)	10,612

	Hotels, Restaurants & Leisure — 0.6%
62	Royal Caribbean Cruises Ltd.	2,598
9	Starbucks Corp.	738
11	Yum! Brands, Inc.	757

		4,093

	Household Durables — 0.8%
61	Lennar Corp., Class A	2,151
108	PulteGroup, Inc.	1,903
58	Toll Brothers, Inc. (a)	1,913

		5,967

	Internet & Catalog Retail — 1.4%
19	Amazon.com, Inc. (a)	6,899
23	Expedia, Inc.	1,348
1	priceline.com, Inc. (a)	1,475

		9,722

	Media — 5.6%
145	CBS Corp. (Non-Voting), Class B	8,593
80	Comcast Corp., Class A	3,792
70	DISH Network Corp., Class A	3,383
31	Time Warner Cable, Inc.	3,725
299	Time Warner, Inc.	20,581

		40,074

	Multiline Retail — 0.5%
50	Nordstrom, Inc.	3,017
11	Target Corp.	739

		3,756

	Specialty Retail — 2.1%
7	AutoZone, Inc. (a)	3,130
62	Home Depot, Inc. (The)	4,798
68	Lowe’s Cos., Inc.	3,370
63	TJX Cos., Inc.	3,848

		15,146

SHARES	SECURITY DESCRIPTION	VALUE($)

	Textiles, Apparel & Luxury Goods — 0.7%
31	Lululemon Athletica, Inc., (Canada) (a)	2,134
14	V.F. Corp.	2,967

		5,101

	Total Consumer Discretionary	105,601

	Consumer Staples — 8.0%
	Beverages — 1.7%
10	Beam, Inc.	686
84	Coca-Cola Enterprises, Inc.	3,522
36	Dr. Pepper Snapple Group, Inc.	1,695
79	PepsiCo, Inc.	6,677

		12,580

	Food & Staples Retailing — 0.6%
66	CVS Caremark Corp.	4,079

	Food Products — 3.4%
190	Archer-Daniels-Midland Co.	7,787
152	General Mills, Inc.	7,659
23	Kellogg Co.	1,430
222	Mondelez International, Inc., Class A	7,451

		24,327

	Household Products — 1.0%
51	Kimberly-Clark Corp.	5,551
18	Procter & Gamble Co. (The)	1,478

		7,029

	Tobacco — 1.3%
105	Philip Morris International, Inc.	9,376

	Total Consumer Staples	57,391

	Energy — 3.6%
	Energy Equipment & Services — 1.6%
24	Cameron International Corp. (a)	1,333
62	Ensco plc, (United Kingdom), Class A	3,580
70	Schlumberger Ltd.	6,551

		11,464

	Oil, Gas & Consumable Fuels — 2.0%
35	Anadarko Petroleum Corp.	3,335
21	Cheniere Energy, Inc. (a)	824
31	Marathon Petroleum Corp.	2,229
30	Occidental Petroleum Corp.	2,923
25	Phillips 66	1,604
85	Williams Cos., Inc. (The)	3,039

		13,954

	Total Energy	25,418

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	15

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Financials — 17.7%
	Capital Markets — 2.6%
14	Goldman Sachs Group, Inc. (The)	2,325
148	Invesco Ltd.	4,978
175	Morgan Stanley	5,028
61	State Street Corp.	4,253
73	TD Ameritrade Holding Corp.	1,979

		18,563

	Commercial Banks — 3.2%
65	BB&T Corp.	2,205
35	CIT Group, Inc. (a)	1,681
110	Comerica, Inc.	4,772
101	SunTrust Banks, Inc.	3,404
21	SVB Financial Group (a)	2,021
205	Wells Fargo & Co.	8,738

		22,821

	Consumer Finance — 0.5%
50	Capital One Financial Corp.	3,440

	Diversified Financial Services — 2.0%
457	Bank of America Corp.	6,379
105	Citigroup, Inc.	5,124
13	IntercontinentalExchange, Inc. (a)	2,544

		14,047

	Insurance — 5.5%
123	ACE Ltd., (Switzerland)	11,782
17	Aflac, Inc.	1,085
11	Aon plc, (United Kingdom)	878
16	Axis Capital Holdings Ltd., (Bermuda)	745
21	Everest Re Group Ltd., (Bermuda)	3,182
144	Hartford Financial Services Group, Inc.	4,863
77	Marsh & McLennan Cos., Inc.	3,536
175	MetLife, Inc.	8,284
13	PartnerRe Ltd., (Bermuda)	1,263
17	Prudential Financial, Inc.	1,408
18	RenaissanceRe Holdings Ltd., (Bermuda)	1,724
23	XL Group plc, (Ireland)	703

		39,453

	Real Estate Investment Trusts (REITs) — 3.9%
76	Apartment Investment & Management Co., Class A	2,132
27	Boston Properties, Inc.	2,762
114	Brandywine Realty Trust	1,622
49	Brixmor Property Group, Inc. (a)	1,012
30	Camden Property Trust	1,907

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — Continued
219	Cousins Properties, Inc.	2,485
30	Digital Realty Trust, Inc.	1,430
48	HCP, Inc.	1,985
83	Highwoods Properties, Inc.	3,213
80	Kimco Realty Corp.	1,724
39	Post Properties, Inc.	1,781
65	Prologis, Inc.	2,605
22	Simon Property Group, Inc.	3,364

		28,022

	Total Financials	126,346

	Health Care — 11.6%
	Biotechnology — 3.3%
35	Alexion Pharmaceuticals, Inc. (a)	4,328
35	Biogen Idec, Inc. (a)	8,449
44	Celgene Corp. (a)	6,479
57	Vertex Pharmaceuticals, Inc. (a)	4,038

		23,294

	Health Care Equipment & Supplies — 0.9%
54	Baxter International, Inc.	3,524
40	Stryker Corp.	2,969

		6,493

	Health Care Providers & Services — 2.6%
116	DaVita HealthCare Partners, Inc. (a)	6,515
39	Humana, Inc.	3,584
14	McKesson Corp.	2,236
14	Premier, Inc., Class A (a)	416
80	UnitedHealth Group, Inc.	5,447

		18,198

	Health Care Technology — 0.3%
40	Cerner Corp. (a)	2,264

	Life Sciences Tools & Services — 0.5%
15	Mettler-Toledo International, Inc. (a)	3,761

	Pharmaceuticals — 4.0%
12	Allergan, Inc.	1,088
231	Bristol-Myers Squibb Co.	12,111
141	Johnson & Johnson	13,095
25	Valeant Pharmaceuticals International, Inc. (a)	2,590

		28,884

	Total Health Care	82,894

	Industrials — 13.9%
	Aerospace & Defense — 4.7%
145	Honeywell International, Inc.	12,610

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Aerospace & Defense — Continued
195	United Technologies Corp.	20,735

		33,345

	Building Products — 0.4%
148	Masco Corp.	3,125

	Construction & Engineering — 1.8%
172	Fluor Corp.	12,773

	Electrical Equipment — 1.9%
197	Emerson Electric Co.	13,173

	Machinery — 2.0%
154	PACCAR, Inc.	8,536
45	SPX Corp.	4,055
20	WABCO Holdings, Inc. (a)	1,731

		14,322

	Road & Rail — 2.6%
405	CSX Corp.	10,558
17	Norfolk Southern Corp.	1,488
45	Union Pacific Corp.	6,768

		18,814

	Trading Companies & Distributors — 0.5%
13	W.W. Grainger, Inc.	3,524

	Total Industrials	99,076

	Information Technology — 14.6%
	Communications Equipment — 1.4%
208	Cisco Systems, Inc.	4,678
74	QUALCOMM, Inc.	5,127

		9,805

	Computers & Peripherals — 0.1%
12	SanDisk Corp.	855

	Internet Software & Services — 3.9%
106	eBay, Inc. (a)	5,572
29	Facebook, Inc., Class A (a)	1,453
18	Google, Inc., Class A (a)	18,447
10	LinkedIn Corp., Class A (a)	2,147

		27,619

	IT Services — 1.5%
10	Alliance Data Systems Corp. (a)	2,465
26	Cognizant Technology Solutions Corp., Class A (a)	2,243
71	Genpact Ltd., (Bermuda) (a)	1,410
22	Visa, Inc., Class A	4,366

		10,484

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — 6.2%
256	Applied Materials, Inc.	4,570
13	ASML Holding N.V., (Netherlands)	1,222
279	Avago Technologies Ltd., (Singapore)	12,680
77	Broadcom Corp., Class A	2,057
173	Freescale Semiconductor Ltd. (a)	2,663
51	KLA-Tencor Corp.	3,339
162	Lam Research Corp. (a)	8,780
185	LSI Corp.	1,569
151	ON Semiconductor Corp. (a)	1,068
160	Teradyne, Inc. (a)	2,798
82	Xilinx, Inc.	3,740

		44,486

	Software — 1.5%
53	Adobe Systems, Inc. (a)	2,878
48	Citrix Systems, Inc. (a)	2,714
45	Microsoft Corp.	1,601
62	Oracle Corp.	2,067
18	VMware, Inc., Class A (a)	1,488

		10,748

	Total Information Technology	103,997

	Materials — 5.5%
	Chemicals — 1.9%
65	Air Products & Chemicals, Inc.	7,031
87	Axiall Corp.	3,366
83	Dow Chemical Co. (The)	3,268

		13,665

	Containers & Packaging — 0.7%
86	Ball Corp.	4,200
10	Rock Tenn Co., Class A	1,027

		5,227

	Metals & Mining — 2.6%
1,103	Alcoa, Inc.	10,222
320	Alumina Ltd., (Australia), ADR (a)	1,241
76	Freeport-McMoRan Copper & Gold, Inc.	2,805
166	United States Steel Corp.	4,119

		18,387

	Paper & Forest Products — 0.3%
40	International Paper Co.	1,785

	Total Materials	39,064

	Utilities — 5.4%
	Electric Utilities — 3.4%
133	Edison International	6,526
119	NextEra Energy, Inc.	10,085

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	17

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Electric Utilities — Continued
269	Xcel Energy, Inc.	7,749

		24,360

	Multi-Utilities — 1.6%
81	CMS Energy Corp.	2,216
87	NiSource, Inc.	2,745
68	Sempra Energy	6,189

		11,150

	Water Utilities — 0.4%
72	American Water Works Co., Inc.	3,082

	Total Utilities	38,592

	Total Common Stocks (Cost $499,400)	678,379

Short-Term Investments — 4.0%
	Investment Company — 3.9%
28,104	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $28,104)	28,104

PRINCIPAL AMOUNT($)
	U.S. Treasury Obligation — 0.1%
615	U.S. Treasury Bill, 0.065%, 11/14/13 (k) (n) (Cost $615)	615

	Total Short-Term Investments (Cost $28,719)	28,719

	Total Investments — 99.1% (Cost $528,119)	707,098
	Other Assets in Excess of Liabilities — 0.9%	6,433

	NET ASSETS — 100.0%	$713,531

SHARES
Short Positions — 94.9%
Common Stocks — 94.9%
	Consumer Discretionary — 13.0%
	Auto Components — 1.0%
36	Autoliv, Inc., (Sweden)	3,239
20	Delphi Automotive plc, (United Kingdom)	1,121
107	Gentex Corp.	3,153

		7,513

	Automobiles — 0.9%
365	Ford Motor Co.	6,245

	Distributors — 0.1%
9	Genuine Parts Co.	678

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hotels, Restaurants & Leisure — 2.2%
1	Chipotle Mexican Grill, Inc. (a)	738
140	Choice Hotels International, Inc.	6,518
53	Darden Restaurants, Inc.	2,731
117	Hyatt Hotels Corp., Class A (a)	5,588

		15,575

	Household Durables — 0.3%
27	Harman International Industries, Inc.	2,147

	Internet & Catalog Retail — 1.4%
126	Groupon, Inc. (a)	1,154
27	Netflix, Inc. (a)	8,610

		9,764

	Leisure Equipment & Products — 1.0%
75	Hasbro, Inc.	3,853
73	Mattel, Inc.	3,235

		7,088

	Media — 5.3%
15	AMC Networks, Inc., Class A (a)	1,058
46	Discovery Communications, Inc., Class A (a)	4,117
150	Interpublic Group of Cos., Inc. (The)	2,525
185	News Corp., Class B (a)	3,313
84	Omnicom Group, Inc.	5,718
87	Scripps Networks Interactive, Inc., Class A	6,988
145	Twenty-First Century Fox, Inc., Class B	4,916
15	Washington Post Co. (The), Class B	9,547

		38,182

	Multiline Retail — 0.2%
30	Kohl’s Corp.	1,676

	Specialty Retail — 0.6%
25	Bed Bath & Beyond, Inc. (a)	1,948
16	O’Reilly Automotive, Inc. (a)	2,031

		3,979

	Total Consumer Discretionary	92,847

	Consumer Staples — 9.5%
	Beverages — 0.9%
83	Brown-Forman Corp., Class B	6,054

	Food & Staples Retailing — 2.9%
49	Safeway, Inc.	1,707
159	Sysco Corp.	5,135
62	Walgreen Co.	3,679
135	Wal-Mart Stores, Inc.	10,323

		20,844

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Food Products — 2.1%
108	Hershey Co. (The)	10,723
55	Mead Johnson Nutrition Co.	4,524

		15,247

	Household Products — 1.1%
123	Church & Dwight Co., Inc.	8,007

	Personal Products — 1.1%
109	Estee Lauder Cos., Inc. (The), Class A	7,740

	Tobacco — 1.4%
265	Altria Group, Inc.	9,881

	Total Consumer Staples	67,773

	Energy — 3.9%
	Energy Equipment & Services — 1.5%
51	Diamond Offshore Drilling, Inc.	3,165
55	Halliburton Co.	2,890
116	Nabors Industries Ltd., (Bermuda)	2,030
65	Tenaris S.A., (Luxembourg), ADR	3,054

		11,139

	Oil, Gas & Consumable Fuels — 2.4%
72	CONSOL Energy, Inc.	2,617
34	Devon Energy Corp.	2,175
67	Exxon Mobil Corp.	5,960
69	Spectra Energy Corp.	2,444
37	TransCanada Corp., (Canada)	1,682
95	WPX Energy, Inc. (a)	2,094

		16,972

	Total Energy	28,111

	Financials — 18.0%
	Capital Markets — 2.9%
13	Ameriprise Financial, Inc.	1,277
58	Bank of New York Mellon Corp. (The)	1,844
11	BlackRock, Inc.	3,219
64	Federated Investors, Inc., Class B	1,743
97	Franklin Resources, Inc.	5,224
58	Northern Trust Corp.	3,289
56	T. Rowe Price Group, Inc.	4,296

		20,892

	Commercial Banks — 5.9%
120	BancorpSouth, Inc.	2,652
131	Bank of Hawaii Corp.	7,578
89	Commerce Bancshares, Inc.	4,087
91	Cullen/Frost Bankers, Inc.	6,456
83	Fifth Third Bancorp	1,570
127	First Horizon National Corp.	1,350

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
36	Prosperity Bancshares, Inc.	2,223
66	Trustmark Corp.	1,795
82	U.S. Bancorp	3,067
122	UMB Financial Corp.	7,185
465	Valley National Bancorp	4,530

		42,493

	Consumer Finance — 0.3%
39	Discover Financial Services	2,023

	Insurance — 5.1%
63	Allstate Corp. (The)	3,348
65	American International Group, Inc.	3,362
77	Arch Capital Group Ltd., (Bermuda) (a)	4,486
28	Assurant, Inc.	1,620
74	Chubb Corp. (The)	6,795
27	Principal Financial Group, Inc.	1,258
250	Progressive Corp. (The)	6,498
73	Torchmark Corp.	5,319
83	W.R. Berkley Corp.	3,645

		36,331

	Real Estate Investment Trusts (REITs) — 3.4%
35	EastGroup Properties, Inc.	2,211
48	Health Care REIT, Inc.	3,090
91	Hudson Pacific Properties, Inc.	1,885
36	Macerich Co. (The)	2,102
56	Omega Healthcare Investors, Inc.	1,865
55	Realty Income Corp.	2,297
113	Senior Housing Properties Trust	2,790
153	UDR, Inc.	3,806
66	Washington Real Estate Investment Trust	1,740
77	Weingarten Realty Investors	2,444

		24,230

	Real Estate Management & Development — 0.4%
146	Brookfield Office Properties, Inc.	2,730

	Total Financials	128,699

	Health Care — 10.6%
	Biotechnology — 1.2%
57	Amgen, Inc.	6,577
11	Medivation, Inc. (a)	683
18	United Therapeutics Corp. (a)	1,549

		8,809

	Health Care Equipment & Supplies — 3.7%
21	Becton, Dickinson & Co.	2,176
33	C.R. Bard, Inc.	4,482

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	19

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Health Care Equipment & Supplies — Continued
14	Edwards Lifesciences Corp. (a)	891
112	Medtronic, Inc.	6,412
33	St. Jude Medical, Inc.	1,865
13	Varian Medical Systems, Inc. (a)	973
111	Zimmer Holdings, Inc.	9,709

		26,508

	Health Care Providers & Services — 1.8%
29	Express Scripts Holding Co. (a)	1,832
36	Laboratory Corp. of America Holdings (a)	3,582
67	Tenet Healthcare Corp. (a)	3,173
50	WellPoint, Inc.	4,240

		12,827

	Health Care Technology — 0.2%
56	Quality Systems, Inc.	1,273

	Pharmaceuticals — 3.7%
93	AbbVie, Inc.	4,520
157	Eli Lilly & Co.	7,798
117	Hospira, Inc. (a)	4,725
291	Pfizer, Inc.	8,925

		25,968

	Total Health Care	75,385

	Industrials — 13.7%
	Aerospace & Defense — 4.2%
61	Boeing Co. (The)	8,013
108	Lockheed Martin Corp.	14,334
92	Raytheon Co.	7,615

		29,962

	Air Freight & Logistics — 0.5%
33	United Parcel Service, Inc., Class B	3,252

	Electrical Equipment — 1.3%
83	Rockwell Automation, Inc.	9,186

	Industrial Conglomerates — 3.0%
28	3M Co.	3,474
80	Danaher Corp.	5,760
479	General Electric Co.	12,513

		21,747

	Machinery — 2.5%
51	Caterpillar, Inc.	4,276
82	Dover Corp.	7,554
60	Illinois Tool Works, Inc.	4,699
23	Ingersoll-Rand plc, (Ireland)	1,533

		18,062

SHARES	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — 1.7%
390	Heartland Express, Inc.	5,606
170	Knight Transportation, Inc.	2,877
143	Werner Enterprises, Inc.	3,320

		11,803

	Trading Companies & Distributors — 0.5%
74	Fastenal Co.	3,675

	Total Industrials	97,687

	Information Technology — 12.6%
	Communications Equipment — 0.2%
73	Juniper Networks, Inc. (a)	1,361

	Computers & Peripherals — 0.9%
4	Apple, Inc.	1,828
53	Seagate Technology plc, (Ireland)	2,590
32	Western Digital Corp.	2,200

		6,618

	Internet Software & Services — 0.6%
107	AOL, Inc. (a)	3,874

	IT Services — 2.3%
75	Automatic Data Processing, Inc.	5,623
35	International Business Machines Corp.	6,254
17	Leidos Holdings, Inc.	787
86	Paychex, Inc.	3,643
10	Science Applications International Corp.	336

		16,643

	Semiconductors & Semiconductor Equipment — 7.2%
175	Analog Devices, Inc.	8,603
488	Intel Corp.	11,929
229	Linear Technology Corp.	9,402
220	Microchip Technology, Inc.	9,447
204	NVIDIA Corp.	3,095
472	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	8,682

		51,158

	Software — 1.4%
327	Electronic Arts, Inc. (a)	8,590
27	Salesforce.com, Inc. (a)	1,452

		10,042

	Total Information Technology	89,696

	Materials — 7.1%
	Chemicals — 4.2%
89	Cabot Corp.	4,130
45	Ecolab, Inc.	4,727

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Chemicals — Continued
87	OM Group, Inc. (a)	2,954
89	Praxair, Inc.	11,087
59	Sigma-Aldrich Corp.	5,056
32	Valspar Corp. (The)	2,239

		30,193

	Construction Materials — 0.1%
13	Vulcan Materials Co.	715

	Containers & Packaging — 0.4%
26	Bemis Co., Inc.	1,041
55	MeadWestvaco Corp.	1,931

		2,972

	Metals & Mining — 2.4%
368	Cliffs Natural Resources, Inc.	9,446
90	Nucor Corp.	4,662
178	Vale S.A., (Brazil), ADR	2,856

		16,964

	Total Materials	50,844

	Telecommunication Services — 1.3%
	Diversified Telecommunication Services — 1.3%
260	AT&T, Inc.	9,426

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 5.2%
	Electric Utilities — 3.3%
71	Entergy Corp.	4,589
179	FirstEnergy Corp.	6,775
76	Northeast Utilities	3,260
223	Southern Co. (The)	9,139

		23,763

	Gas Utilities — 0.4%
47	ONEOK, Inc.	2,633

	Multi-Utilities — 1.5%
43	MDU Resources Group, Inc.	1,269
128	Public Service Enterprise Group, Inc.	4,274
116	Wisconsin Energy Corp.	4,867

		10,410

	Total Utilities	36,806

	Total Short Positions (Proceeds $560,331)	$677,274

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(26)	E-mini S&P 500	12/20/13	$(2,276)	$8

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	21

J.P. Morgan Specialty Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013

ADR	— American Depositary Receipt

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(j)	— All or a portion of these securities are segregated for short sales.

(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of October 31, 2013.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(n)	— The rate shown is the effective yield at the date of purchase

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	23

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2013

(Amounts in thousands, except per share amounts)

	Research Equity Long/Short Fund		Research Market Neutral Fund
ASSETS:
Investments in non-affiliates, at value	$96,690		$678,994
Investments in affiliates, at value	23		28,104

Total investment securities, at value	96,713		707,098
Deposits at broker for securities sold short	54,893		679,716
Receivables:
Investment securities sold	2,627		19,790
Fund shares sold	376		1,322
Dividends from non-affiliates	63		397
Dividends from affiliates	—	(a)	1
Variation margin on futures contracts	—		13

Total Assets	154,672		1,408,337

LIABILITIES:
Payables:
Securities sold short, at value	67,001		677,274
Dividend expense to non-affiliates on securities sold short	63		675
Investment securities purchased	1,348		15,393
Interest expense to non-affiliates on securities sold short	—		85
Fund shares redeemed	66		428
Accrued liabilities:
Investment advisory fees	58		589
Shareholder servicing fees	14		85
Distribution fees	10		29
Custodian and accounting fees	14		14
Trustees’ and Chief Compliance Officer’s fees	—	(a)	1
Other	77		233

Total Liabilities	68,651		694,806

Net Assets	$86,021		$713,531

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

	Research Equity Long/Short Fund	Research Market Neutral Fund
NET ASSETS:
Paid-in-capital	$77,935	$706,391
Accumulated undistributed (distributions in excess of) net investment income	(1,082)	(11,961)
Accumulated net realized gains (losses)	1,785	(42,943)
Net unrealized appreciation (depreciation)	7,383	62,044

Total Net Assets	$86,021	$713,531

Net Assets:
Class A	$46,503	$88,944
Class B	—	542
Class C	579	14,209
Class R5	56	—
Institutional Class	—	316,843
Select Class	38,883	292,993

Total	$86,021	$713,531

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	2,814	6,099
Class B	—	39
Class C	36	1,016
Class R5	3	—
Institutional Class	—	20,881
Select Class	2,333	19,512

Net Asset Value (a):
Class A — Redemption price per share	$16.53	$14.58
Class B — Offering price per share (b)	—	13.98
Class C — Offering price per share (b)	16.24	13.99
Class R5 — Offering and redemption price per share	16.78	—
Institutional Class — Offering and redemption price per share	—	15.17
Select Class — Offering and redemption price per share	16.66	15.02
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.45	$15.39

Cost of investments in non-affiliates	$78,704	$500,015
Cost of investments in affiliates	23	28,104
Proceeds from securities sold short	56,398	560,331

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	25

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2013

(Amounts in thousands)

	Research Equity Long/Short Fund	Research Market Neutral Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$1
Dividend income from non-affiliates	1,339	13,514
Dividend income from affiliates	1	26

Total investment income	1,340	13,541

EXPENSES:
Investment advisory fees	850	9,274
Administration fees	57	626
Distribution fees:
Class A	104	262
Class B	—	5
Class C	4	128
Shareholder servicing fees:
Class A	104	262
Class B	—	2
Class C	1	43
Institutional Class	—	329
Select Class	65	726
Custodian and accounting fees	52	60
Interest expense to affiliates	—	— (a)
Professional fees	62	72
Trustees’ and Chief Compliance Officer’s fees	1	10
Printing and mailing costs	—	58
Registration and filing fees	65	92
Transfer agent fees	53	399
Other	6	17
Dividend expense to non-affiliates on securities sold short	1,404	19,420
Interest expense to non-affiliates on securities sold short	116	980

Total expenses	2,944	32,765

Less amounts waived	(297)	(3,612)

Net expenses	2,647	29,154

Net investment income (loss)	(1,307)	(15,612)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	7,273	113,590
Futures	—	(866)
Securities sold short	(4,092)	(73,764)

Net realized gain (loss)	3,181	38,960

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	12,088	82,877
Futures	—	(88)
Securities sold short	(9,076)	(96,398)

Change in net unrealized appreciation/depreciation	3,012	(13,609)

Net realized/unrealized gains (losses)	6,193	25,351

Change in net assets resulting from operations	$4,886	$9,739

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Research Equity Long/Short Fund		Research Market Neutral Fund
	Year Ended 10/31/2013	Year Ended 10/31/2012	Year Ended 10/31/2013	Year Ended 10/31/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(1,307)	$(1,029)	$(15,612)	$(18,057)
Net realized gain (loss)	3,181	1,150	38,960	1,873
Change in net unrealized appreciation/depreciation	3,012	1,394	(13,609)	(6,646)

Change in net assets resulting from operations	4,886	1,515	9,739	(22,830)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	24,668	(19,376)	(60,729)	(265,967)

NET ASSETS:
Change in net assets	29,554	(17,861)	(50,990)	(288,797)
Beginning of period	56,467	74,328	764,521	1,053,318

End of period	$86,021	$56,467	$713,531	$764,521

Accumulated undistributed (distributions in excess of) net investment income	$(1,082)	$(842)	$(11,961)	$(14,747)

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$23,164	$9,828	$42,858	$72,607
Cost of shares redeemed	(19,669)	(31,475)	(71,156)	(117,666)

Change in net assets resulting from Class A capital transactions	$3,495	$(21,647)	$(28,298)	$(45,059)

Class B
Proceeds from shares issued	$—	$—	$51	$— (a)
Cost of shares redeemed	—	—	(255)	(764)

Change in net assets resulting from Class B capital transactions	$—	$—	$(204)	$(764)

Class C
Proceeds from shares issued	$47	$151	$1,819	$3,102
Cost of shares redeemed	(82)	(246)	(7,003)	(10,666)

Change in net assets resulting from Class C capital transactions	$(35)	$(95)	$(5,184)	$(7,564)

Institutional Class
Proceeds from shares issued	$—	$—	$128,767	$205,349
Cost of shares redeemed	—	—	(154,389)	(374,134)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$(25,622)	$(168,785)

Select Class
Proceeds from shares issued	$30,946	$10,906	$32,481	$135,449
Cost of shares redeemed	(9,738)	(8,540)	(33,902)	(179,244)

Change in net assets resulting from Select Class capital transactions	$21,208	$2,366	$(1,421)	$(43,795)

Total change in net assets resulting from capital transactions	$24,668	$(19,376)	$(60,729)	$(265,967)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	27

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Research Equity Long/Short Fund		Research Market Neutral Fund
	Year Ended 10/31/2013	Year Ended 10/31/2012	Year Ended 10/31/2013	Year Ended 10/31/2012
SHARE TRANSACTIONS:
Class A
Issued	1,438	657	2,935	5,068
Redeemed	(1,224)	(2,129)	(4,881)	(8,243)

Change in Class A Shares	214	(1,472)	(1,946)	(3,175)

Class B
Issued	—	—	4	— (a)
Redeemed	—	—	(18)	(55)

Change in Class B Shares	—	—	(14)	(55)

Class C
Issued	3	10	130	225
Redeemed	(5)	(17)	(499)	(774)

Change in Class C Shares	(2)	(7)	(369)	(549)

Institutional Class
Issued	—	—	8,500	13,890
Redeemed	—	—	(10,205)	(25,425)

Change in Institutional Class Shares	—	—	(1,705)	(11,535)

Select Class
Issued	1,905	723	2,159	9,166
Redeemed	(593)	(574)	(2,259)	(12,238)

Change in Select Class Shares	1,312	149	(100)	(3,072)

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	29

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Research Equity Long/Short Fund
Class A
Year Ended October 31, 2013	$15.39	$(0.33	)(g)	$1.47	$1.14	$—
Year Ended October 31, 2012	14.88	(0.27	)(g)	0.78	0.51	—
Year Ended October 31, 2011	15.41	(0.33	)(g)	(0.18)	(0.51)	(0.02)
May 28, 2010 (h) through October 31, 2010	15.00	(0.13	)(g)	0.54	0.41	—

Class C
Year Ended October 31, 2013	15.20	(0.40	)(g)	1.44	1.04	—
Year Ended October 31, 2012	14.77	(0.34	)(g)	0.77	0.43	—
Year Ended October 31, 2011	15.38	(0.39	)(g)	(0.20)	(0.59)	(0.02)
May 28, 2010 (h) through October 31, 2010	15.00	(0.13	)(g)	0.51	0.38	—

Class R5
Year Ended October 31, 2013	15.56	(0.26	)(g)	1.48	1.22	—
Year Ended October 31, 2012	14.98	(0.21	)(g)	0.79	0.58	—
Year Ended October 31, 2011	15.44	(0.27	)(g)	(0.17)	(0.44)	(0.02)
May 28, 2010 (h) through October 31, 2010	15.00	(0.08	)(g)	0.52	0.44	—

Select Class
Year Ended October 31, 2013	15.48	(0.28	)(g)	1.46	1.18	—
Year Ended October 31, 2012	14.93	(0.24	)(g)	0.79	0.55	—
Year Ended October 31, 2011	15.43	(0.29	)(g)	(0.19)	(0.48)	(0.02)
May 28, 2010 (h) through October 31, 2010	15.00	(0.09	)(g)	0.52	0.43	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01%, unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.75% and 2.19% for 2013, 1.75% and 2.09% for 2012, 1.75% and 2.29% for 2011 and 1.75% and 3.24% for 2010; for Class C are 2.25% and 2.69% for 2013, 2.25% and 2.59% for 2012, 2.25% and 2.73% for 2011 and 2.22% and 5.40% for 2010; for Class R5 are 1.30% and 1.74% for 2013, 1.30% and 1.64% for 2012, 1.30% and 1.83% for 2011 and 1.28% and 5.22% for 2010; for Select Class are 1.50% and 1.93% for 2013, 1.50% and 1.83% for 2012, 1.50% and 2.04% for 2011 and 1.48% and 5.39% for 2010, respectively.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of operations.
(i)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)(e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)		Portfolio turnover rate (excluding short sales) (b)(f)	Portfolio turnover rate (including short sales) (b)(f)

$16.53	7.41%	$46,503	3.98%	(2.03)%	4.42%		91%	156%
15.39	3.43	40,031	3.97	(1.81)	4.31		92	159
14.88	(3.29)	60,605	4.09	(2.19)	4.63		151	255
15.41	2.73	54,311	3.73	(1.96)	5.22	(i)	63	313

16.24	6.84	579	4.48	(2.53)	4.92		91	156
15.20	2.91	578	4.47	(2.33)	4.81		92	159
14.77	(3.82)	657	4.59	(2.62)	5.07		151	255
15.38	2.53	156	4.03	(2.08)	7.21	(i)	63	313

16.78	7.84	56	3.53	(1.58)	3.97		91	156
15.56	3.87	52	3.50	(1.39)	3.84		92	159
14.98	(2.83)	50	3.64	(1.75)	4.17		151	255
15.44	2.93	51	3.16	(1.31)	7.10	(i)	63	313

16.66	7.62	38,883	3.73	(1.74)	4.16		91	156
15.48	3.68	15,806	3.68	(1.58)	4.01		92	159
14.93	(3.09)	13,016	3.84	(1.89)	4.38		151	255
15.43	2.87	5,197	3.36	(1.51)	7.27	(i)	63	313

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	31

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Research Market Neutral Fund
Class A
Year Ended October 31, 2013	$14.44	$(0.35	)(g)	$0.49	$0.14	$—
Year Ended October 31, 2012	14.71	(0.35	)(g)	0.08	(0.27)	—
Year Ended October 31, 2011	15.30	(0.35	)(g)	(0.24)	(0.59)	—
Year Ended October 31, 2010	15.39	(0.31	)(g)	0.37	0.06	(0.15)
Year Ended October 31, 2009	13.94	(0.25	)(g)	1.70	1.45	—

Class B
Year Ended October 31, 2013	13.91	(0.41	)(g)	0.48	0.07	—
Year Ended October 31, 2012	14.25	(0.40	)(g)	0.06	(0.34)	—
Year Ended October 31, 2011	14.89	(0.41	)(g)	(0.23)	(0.64)	—
Year Ended October 31, 2010	15.05	(0.38	)(g)	0.37	(0.01)	(0.15)
Year Ended October 31, 2009	13.71	(0.32	)(g)	1.66	1.34	—

Class C
Year Ended October 31, 2013	13.91	(0.41	)(g)	0.49	0.08	—
Year Ended October 31, 2012	14.25	(0.41	)(g)	0.07	(0.34)	—
Year Ended October 31, 2011	14.89	(0.40	)(g)	(0.24)	(0.64)	—
November 2, 2009 (i) through October 31, 2010	15.07	(0.36	)(g)	0.33	(0.03)	(0.15)

Institutional Class
Year Ended October 31, 2013	14.95	(0.29	)(g)	0.51	0.22	—
Year Ended October 31, 2012	15.16	(0.29	)(g)	0.08	(0.21)	—
Year Ended October 31, 2011	15.68	(0.27	)(g)	(0.25)	(0.52)	—
Year Ended October 31, 2010	15.69	(0.23	)(g)	0.37	0.14	(0.15)
Year Ended October 31, 2009	14.14	(0.19	)(g)	1.74	1.55	—

Select Class
Year Ended October 31, 2013	14.83	(0.32	)(g)	0.51	0.19	—
Year Ended October 31, 2012	15.08	(0.32	)(g)	0.07	(0.25)	—
Year Ended October 31, 2011	15.64	(0.31	)(g)	(0.25)	(0.56)	—
November 2, 2009 (i) through October 31, 2010	15.70	(0.27	)(g)	0.36	0.09	(0.15)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01%, unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.49% and 1.93% for 2013, 1.49% and 1.99% for 2012, 1.48% and 1.93% for 2011, 1.48% and 1.95% for 2010 and 1.52% and 2.10% for 2009; for Class B are 1.99% and 2.43% for 2013, 1.99% and 2.48% for 2012, 1.98% and 2.43% for 2011, 1.98% and 2.45% for 2010 and 2.02% and 2.64% for 2009; for Class C are 1.99% and 2.43% for 2013, 1.99% and 2.49% for 2012, 1.98% and 2.43% for 2011 and 1.99% and 2.45% for 2010; for Institutional Class are 0.99% and 1.53% for 2013, 0.99% and 1.59% for 2012, 0.98% and1.53% for 2011, 0.98% and 1.55% for 2010 and 1.02% and 1.72% for 2009; for Select Class are 1.24% and 1.68% for 2013, 1.24% and 1.74% for 2012, 1.23% and 1.68% for 2011 and 1.23% and 1.70% for 2010, respectively.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.
(h)	Includes interest expense (except interest expense on securities sold short) of 0.03%.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)(e)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)	Portfolio turnover rate (excluding short sales) (b)(f)	Portfolio turnover rate (including short sales) (b)(f)

$14.58	0.97%	$88,944	4.24%		(2.42)%	4.68%	75%	149%
14.44	(1.84)	116,146	4.46		(2.47)	4.96	82	186
14.71	(3.86)	165,089	4.04		(2.32)	4.49	105	231
15.30	0.42	337,177	3.75		(2.02)	4.22	182	473
15.39	10.40	179,117	3.75	(h)	(1.66)	4.33	218	558

13.98	0.50	542	4.74		(2.94)	5.18	75	149
13.91	(2.39)	741	4.96		(2.93)	5.45	82	186
14.25	(4.30)	1,547	4.54		(2.82)	4.99	105	231
14.89	(0.04)	2,479	4.35		(2.57)	4.82	182	473
15.05	9.77	3,512	4.25	(h)	(2.21)	4.87	218	558

13.99	0.58	14,209	4.74		(2.92)	5.18	75	149
13.91	(2.39)	19,275	4.96		(2.97)	5.46	82	186
14.25	(4.30)	27,566	4.54		(2.79)	4.99	105	231
14.89	(0.17)	25,121	4.11		(2.46)	4.57	182	473

15.17	1.47	316,843	3.74		(1.91)	4.28	75	149
14.95	(1.39)	337,565	3.99		(1.98)	4.59	82	186
15.16	(3.32)	517,140	3.54		(1.79)	4.09	105	231
15.68	0.93	465,026	3.20		(1.49)	3.77	182	473
15.69	10.96	121,365	3.25	(h)	(1.21)	3.95	218	558

15.02	1.28	292,993	3.99		(2.15)	4.43	75	149
14.83	(1.66)	290,794	4.17		(2.19)	4.67	82	186
15.08	(3.58)	341,976	3.79		(2.06)	4.24	105	231
15.64	0.60	610,302	3.34		(1.73)	3.81	182	473

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Research Equity Long/Short Fund	Class A, Class C, Class R5 and Select Class	Diversified (effective 2/28/13)
Research Market Neutral Fund	Class A, Class B, Class C, Institutional Class and Select Class	Diversified

The investment objective of Research Equity Long/Short Fund is to seek to provide long term capital appreciation.

The investment objective of Research Market Neutral Fund is to seek to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

Effective November 1, 2009, Class B Shares of the Research Market Neutral Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to Class R5, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

34	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Research Equity Long/Short Fund

	Level 1 Quote prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$96,713	$—	$—	$96,713

Total Liabilities (a)	$(67,001)	$—	$—	$(67,001)

Research Market Neutral Fund
	Level 1 Quote prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$706,483	$615	$—	$707,098

Total Liabilities (a)	$(677,274)	$—	$—	$(677,274)

Appreciation in Other Financial Instruments
Futures Contracts	$8	$—	$—	$8

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOIs. Level 2 consists of a U.S. Treasury Bill that is held for futures contracts collateral, the report values of which are evaluated prices. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended October 31, 2013.

B. Futures Contracts — The Research Market Neutral Fund uses index futures contracts to more effectively manage the long and short equity exposures in the portfolio. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

(depreciation) in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the year ended October 31, 2013 (amounts in thousands):

	Research Market Neutral Fund
Futures Contracts:
Average Notional Balance Long	$489	(a)
Average Notional Balance Short	5,410
Ending Notional Balance Long	—
Ending Notional Balance Short	2,276

(a)	Average for the periods January 1, 2013 through January 31, 2013 and August 1, 2013 through August 31, 2013.

C. Short Sales — The Funds engage in short sales as part of their normal investment activities. In a short sale, the Funds sell securities they do not own. In order to deliver securities to the purchaser, the Funds borrow securities from a broker. To close out a short position, the Funds deliver the same securities to the broker.

The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the SOIs. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net income or fee is reported as interest income or interest expense, respectively, on securities sold short in the Statements of Operations.

The Funds are obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Funds are also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Funds will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will record a realized gain if the price of the borrowed security declines between those dates.

At October 31, 2013, the Funds had outstanding short sales as listed on their SOIs.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, less dividend expense on securities sold short, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publically available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

36	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of October 31, 2013, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid annually for the Research Equity Long/Short Fund, and are generally declared and paid quarterly for the Research Market Neutral Fund and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gains (Losses)
Research Equity Long/Short Fund	$(1,062)	$1,067	$(5)
Research Market Neutral Fund	(18,285)	18,398	(113)

The reclassifications for the Funds relate primarily to net operating losses.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 1.25% of each Fund’s respective average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2013, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Research Equity Long/Short Fund	0.25%	n/a	0.75%
Research Market Neutral Fund	0.25	0.75%	0.75

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2013, the Distributor retained the following amounts (in thousands):

	Front-End Sale Charge	CDSC
Research Equity Long/Short Fund	$2	$—	(a)
Research Market Neutral Fund	4	1

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Institutional Class	Select Class
Research Equity Long/Short Fund	0.25%	n/a	0.25%	0.05%	n/a	0.25%
Research Market Neutral Fund	0.25	0.25%	0.25	n/a	0.10%	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Institutional Class	Select Class
Research Equity Long/Short Fund	1.75%	n/a	2.25%	1.30%	n/a	1.50%
Research Market Neutral Fund	1.50	2.00%	2.00	n/a	1.00%	1.25

The expense limitation agreements were in effect for the year ended October 31, 2013. The contractual expense limitation percentages in the table above are in place until at least February 28, 2014.

For the year ended October 31, 2013, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Research Equity Long/Short Fund	$206	$57	$34	$297
Research Market Neutral Fund	2,563	626	329	3,518

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of these waivers resulting from investments in these money market funds for the year ended October 31, 2013 were as follows (amounts in thousands):

Research Equity Long/Short Fund	$—	(a)
Research Market Neutral Fund	94

(a)	Amount rounds to less than $1,000.

38	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2013, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended October 31, 2013, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2013, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Research Equity Long/Short Fund	$84,490	$63,560	$46,308	$33,379
Research Market Neutral Fund	521,987	696,460	366,806	514,470

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at October 31, 2013 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Research Equity Long/Short Fund	$79,212	$17,941	$440	$17,501
Research Market Neutral Fund	535,054	176,389	4,345	172,044

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

There were no distributions paid during the fiscal years ended October 31, 2012 and 2013.

At October 31, 2013, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover	Unrealized Appreciation (Depreciation)
Research Equity Long/Short Fund	$—	$3,236	$5,932
Research Market Neutral Fund	—	(12,455)	33,523

For the Funds, the cumulative timing differences primarily consist of late year loss deferrals, loss deferrals on unsettled short sales, straddle loss deferrals and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2013, the Funds had pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2019	Total
Research Market Neutral Fund	$12,455	$12,455

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

During the year ended October 31, 2013, the following Funds utilized capital loss carryforwards as follows (amounts in thousands):

		Post-Enactment Capital Loss Carryforwards Utilized
	Pre-Enactment Capital Loss Carryforwards Utilized	Short-Term	Long-term	Total Capital Loss Carryforwards Utilized
Research Equity Long/Short Fund	$315	$—	$—	$315
Research Market Neutral Fund	30,736	119	—	30,855

Late year ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended October 31, 2013, the Funds deferred to November 1, 2013 late year ordinary losses of (amounts in thousands):

Late Year Ordinary Loss
Research Equity Long/Short Fund	$1,081
Research Market Neutral Fund	11,949

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2013, or at any during the period then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The J.P. Morgan Investor Funds, which are affiliated funds of funds, own, in the aggregate 34.4% of the net assets of the Research Market Neutral Fund.

Additionally, Research Equity Long/Short Fund has several shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that own significant portions of the Fund’s outstanding shares.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

As of October 31, 2013, the Research Equity Long/Short Fund pledged a substantial portion of its assets to BNP Paribas for securities sold short and the Research Market Neutral Fund pledged substantially all of its assets to Goldman Sachs & Co. for securities sold short. For the Research Equity Long/Short Fund and the Research Market Neutral Fund, deposits at broker for securities sold short, as noted on the Statements of Assets and Liabilities, are held at BNP Paribas or Goldman Sachs & Co., respectively.

8. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, “Balance Sheet: Disclosures about Offsetting Assets and Liabilities”. In January 2013, the FASB issued ASU 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”, which updated ASU 2011-11. The ASU creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives, repurchase agreements and securities lending transactions that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. This ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the Fund’s financial statement disclosures.

40	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan Research Equity Long/Short Fund and JPMorgan Research Market Neutral Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Research Equity Long/Short Fund and JPMorgan Research Market Neutral Fund (each a separate Fund of JPMorgan Trust I) (hereafter referred to as the “Funds”) at October 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2013

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	41

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	171	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (effective 7/1/13); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	171	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present); Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	171	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	171	Director, Center for Communication, Hearing and Deafness (1990-present).

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	171	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	171	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	171	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	171	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	171	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

42	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	171	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	171	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	171	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	171	Trustee, The Victory Portfolios (2000-2008).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of the Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (171 funds), including JPMorgan Mutual Fund Group which liquidated effective November 29, 2012 and is in the process of winding up its affairs.

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment adviser, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	43

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**

Chief Operating Officer and Director, J.P. Morgan Investment Management. Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

44	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2013, and continued to hold your shares at the end of the reporting period, October 31, 2013.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Research Equity Long/Short Fund
Class A
Actual	$1,000.00	$1,025.40	$19.25	3.77%
Hypothetical	1,000.00	1,006.20	19.06	3.77
Class C
Actual	1,000.00	1,022.70	21.82	4.28
Hypothetical	1,000.00	1,003.63	21.62	4.28
Class R5
Actual	1,000.00	1,027.60	17.02	3.33
Hypothetical	1,000.00	1,008.42	16.86	3.33
Select Class
Actual	1,000.00	1,026.50	17.72	3.47
Hypothetical	1,000.00	1,007.71	17.56	3.47

Research Market Neutral Fund
Class A
Actual	1,000.00	999.30	19.91	3.95
Hypothetical	1,000.00	1,005.29	19.97	3.95
Class B
Actual	1,000.00	996.40	22.29	4.43
Hypothetical	1,000.00	1,002.87	22.36	4.43
Class C
Actual	1,000.00	997.10	22.35	4.44
Hypothetical	1,000.00	1,002.82	22.41	4.44
Institutional Class
Actual	1,000.00	1,001.30	17.30	3.43
Hypothetical	1,000.00	1,007.91	17.36	3.43
Select Class
Actual	1,000.00	1,000.70	18.46	3.66
Hypothetical	1,000.00	1,006.76	18.51	3.66

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	45

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2013, at which the Trustees considered the continuation of the investment advisory agreement for each of the Funds whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 22, 2013.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Adviser on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information includes the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Adviser and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider

46	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services. The Board also reviewed the adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the adviser.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Funds benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	47

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the independent consultant and also considered the special analysis prepared by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Research Equity Long/Short Fund’s performance was in the second quintile for both Class A and Select Class shares for the one-year period ended December 31, 2012, and that the independent consultant indicated that the Fund’s overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance.

The Trustees noted that the Research Market Neutral Fund’s performance was in the second, fifth and third quintiles for Class A shares for the one-, three- and five-year periods ended December 31, 2012, respectively, and in the second and fifth quintiles for Select Class shares for the one- and three-year periods ended December 31, 2012, respectively, and that the independent consultant indicated that overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the investment committee at each of their regular meetings over the course of next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Research Equity Long/Short Fund’s net advisory fee for both Class A and Select Class shares was in the third quintile, and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Research Market Neutral Fund’s net advisory fee for both Class A and Select Class shares was in the third quintile, and that the actual total expenses for Class A and Select Class Shares were in the third and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

48	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2013. All rights reserved. October 2013.	AN-SPEC-1013

Annual Report

J.P. Morgan Specialty Funds

October 31, 2013

JPMorgan Market Neutral Fund

(formerly Highbridge Statistical Market Neutral Fund)

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

DECEMBER 4, 2013 (Unaudited)

Dear Shareholder:

Despite periods of heightened volatility, developed market equities, in aggregate, posted outstanding returns for the twelve months ended October 31, 2013. For much of the period, stocks were supported by solid corporate earnings and robust demand from investors looking to generate higher returns in the low interest rate environment. While it signaled a potential policy shift, the U.S. Federal Reserve (“Fed”) continued to pursue its highly accommodative policies in an attempt to lower unemployment and spur the economy. Many central banks overseas also maintained accommodative monetary policies aimed at stimulating their economies. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. Elsewhere, the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012.

“As the market’s periodic gyrations have demonstrated, it is critically important to maintain a long-term focus for your investment portfolio.”

Positive investor sentiment was interrupted several times during the reporting period, triggered by a number of factors including uncertainties regarding the U.S. “fiscal cliff” and sequestration, geopolitical issues, the Fed’s plans to begin “tapering” its asset purchase program, the partial federal government shutdown and the raising of the debt ceiling. Yet, market declines proved to be only temporary setbacks. All told, U.S. stocks rose sharply and achieved record highs on a number of occasions during the twelve months ended October 31, 2013. Overseas, developed international stocks also rallied sharply, while emerging market equities generated less robust returns given concerns regarding China’s economy and rising U.S. interest rates.

U.S. Treasury Yields Rise Sharply

Talk of Fed tapering negatively impacted the fixed income markets. U.S. Treasury security yields continued to be low from a historical perspective, but ended the period sharply higher than when the reporting period began. Still, U.S. Treasury yields fell from their reporting period peak in early September 2013 as the Fed chose to delay tapering its asset purchases. The yield for 10-year U.S. Treasury securities ended October 31, 2013 at 2.57%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.31% and 3.63%, respectively. Amid the rising interest rate environment, the overall U.S. fixed income market generated a negative return for the reporting period. High yield bonds (also known as “junk bonds”), in contrast, posted a solid gain, whereas emerging market debt securities declined.

Maintaining a Long-Term Perspective

While the global economy is far from robust, it is still on a growth path. Despite some recent mixed data, the expansion in the U.S. appears to be sustainable. In addition, Europe has finally emerged from its lengthy recession. Elsewhere, pro-growth initiatives in Japan have thus far yielded positive results. While growth in China has moderated, there have been some encouraging signs of late that its economy can avoid a “hard landing.”

We are encouraged by the stock market’s resiliency despite periods of elevated volatility. In addition, equity market correlations appear to be moderating, which could create a more favorable environment for active managers. Also, given the overall weakness in the bond market, valuations in a number of fixed income sectors have become more attractive.

As the market’s periodic gyrations have demonstrated, it is critically important to maintain a long-term focus for your investment portfolio. Furthermore, having a well-diversified investment portfolio that is allocated among a number of asset classes can potentially lessen the impact of market declines.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	1

JPMorgan Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(1.63)%
BofA Merrill Lynch 3-Month
U.S. Treasury Bill Index	0.09%

Net Assets as of 10/31/2013 (In Thousands)	$274,867

INVESTMENT OBJECTIVE**

JPMorgan Market Neutral Fund (the “Fund”), previously known as Highbridge Statistical Market Neutral Fund, seeks to provide long-term absolute (positive) returns in all market environments from a broadly diversified portfolio of stocks while neutralizing the general risks associated with stock market investing.

Effective December 6, 2013, the Fund’s investment objective changed to read as follows: The Fund seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. In addition, certain of the Fund’s investment strategies and portfolio management team changed effective December 6, 2013 as well. The Fund’s investment performance would have been different if the Fund were managed using the strategies in effect as of December 6, 2013.

HOW DID THE MARKET PERFORM?

During the reporting period, the global financial markets were impacted by a number of factors, including mixed economic data, geopolitical issues, expectations for future central bank monetary policies and, in the U.S., the impact of the fiscal cliff, sequestration and partial government shutdown. The U.S. equity market, which was supported by overall robust investor demand, solid corporate profits and continued accommodative monetary policy, generated strong returns for the period, with the S&P 500 Index gaining 27.18% over the twelve months ended October 31, 2013.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index for the twelve months ended October 31, 2013.

Highbridge Capital Management, LLC (“Highbridge”) used its four forecast themes — fundamental, relative value, event/news and technical/liquidity – to attempt to differentiate between attractive and unattractive stocks during the reporting period.

The Fund’s event/news forecasts, which attempt to identify and incorporate news and other real time information that may impact stock prices, detracted the most significantly from performance during the reporting period. The Fund’s fundamental forecasts were also negative for performance. Fundamental forecasts take a longer-term perspective and attempt to identify companies that generate strong cash flows and efficiently use their capital base. Elsewhere, the Fund’s technical/liquidity forecasts were modest detractors from results. Technical/liquidity forecasts are based on the idea that stock prices react to and correct short-term imbalances in supply and demand.

The Fund’s relative value forecasts contributed positively to its returns. Relative value forecasts seek to identify stocks that appear mispriced relative to their peers based on financial statement information and the current prices.

HOW WAS THE FUND POSITIONED?

During the reporting period, Highbridge managed the Fund using its proprietary quantitative investment approach. The Fund focused on stock selection and relied on its four forecast themes, which the Fund’s portfolio managers believe should drive stock performance over time. The forecasting component of the process sought to identify equity securities expected to potentially outperform or underperform other equity securities with similar industry and risk characteristics. Highbridge selected the Fund’s holdings by balancing expected returns predicted by its forecasting model against expectations of common market risks and stock-specific risks in the Fund’s portfolio. Highbridge achieved this balance through the use of its proprietary optimization software. The Fund was rebalanced throughout each trading day using a proprietary electronic trading system. The Fund invested across mid- and large-cap U.S. stocks and attempted to generate returns based on the relative price movements of the positions in the Fund, and not the direction of the broader market.

2	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	CoreLogic, Inc.	1.7%
2.	Brocade Communications Systems, Inc.	1.7
3.	Citrix Systems, Inc.	1.7
4.	Superior Energy Services, Inc.	1.7
5.	Allergan, Inc.	1.7
6.	Computer Sciences Corp.	1.6
7.	Pharmacyclics, Inc.	1.6
8.	SM Energy Co.	1.5
9.	Philip Morris International, Inc.	1.5
10.	Stone Energy Corp.	1.5

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Under Armour, Inc., Class A	2.0%
2.	athenahealth, Inc.	1.9
3.	Concur Technologies, Inc.	1.9
4.	PDC Energy, Inc.	1.9
5.	Chart Industries, Inc.	1.6
6.	Illumina, Inc.	1.6
7.	E.I. du Pont de Nemours & Co.	1.5
8.	Hain Celestial Group, Inc. (The)	1.5
9.	Salesforce.com, Inc.	1.5
10.	Hasbro, Inc.	1.4

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	24.2%
Consumer Discretionary	14.8
Health Care	11.9
Energy	11.3
Industrials	10.4
Financials	5.0
Materials	3.7
Consumer Staples	2.9
Others (each less than 1.0%)	0.9
Short-Term Investment	14.9

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	26.9%
Consumer Discretionary	19.0
Energy	14.3
Health Care	12.6
Industrials	12.0
Financials	6.5
Materials	5.4
Consumer Staples	2.7
Utilities	0.5
Telecommunication Services	0.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles gener- ally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total long investments as of October 31, 2013. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of October 31, 2013. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	3

JPMorgan Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/05
Without Sales Charge		(1.86)%	(2.53)%	0.18%
With Sales Charge*		(7.03)	(3.58)	(0.49)
CLASS C SHARES	11/30/05
Without CDSC		(2.33)	(3.04)	(0.32)
With CDSC**		(3.33)	(3.04)	(0.32)
SELECT CLASS SHARES	11/30/05	(1.63)	(2.30)	0.43

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/05 TO 10/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2005.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Market Neutral Fund, BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and Lipper Alternative Equity Market-Neutral Funds Index from November 30, 2005 to October 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Alternative Equity Market-Neutral Funds Index includes expenses asso-

ciated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The Lipper Alternative Equity Market-Neutral Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

JPMorgan Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — 89.8% (j)
		Common Stocks — 76.4%
		Consumer Discretionary — 13.3%
		Auto Components — 0.3%
6		Federal-Mogul Corp. (a)	132
15		Johnson Controls, Inc.	679

			811

		Automobiles — 0.0% (g)
1		Harley-Davidson, Inc.	77

		Distributors — 0.3%
13		Pool Corp.	692

		Diversified Consumer Services — 0.8%
44		Apollo Group, Inc., Class A (a)	1,179
14		Grand Canyon Education, Inc. (a)	659
5		Hillenbrand, Inc.	135
15		K12, Inc. (a)	269

			2,242

		Hotels, Restaurants & Leisure — 1.2%
3		DineEquity, Inc.	286
65		International Game Technology	1,217
4		Jack in the Box, Inc. (a)	150
36		MGM Resorts International (a)	693
—	(h)	Papa John’s International, Inc.	25
31		Pinnacle Entertainment, Inc. (a)	723
11		Scientific Games Corp., Class A (a)	194

			3,288

		Household Durables — 1.2%
6		Harman International Industries, Inc.	481
—	(h)	Jarden Corp. (a)	16
4		Mohawk Industries, Inc. (a)	504
13		Newell Rubbermaid, Inc.	396
62		PulteGroup, Inc.	1,095
5		Whirlpool Corp.	686

			3,178

		Internet & Catalog Retail — 1.5%
334		Groupon, Inc. (a)	3,051
2		HSN, Inc.	98
1		Liberty Ventures, Series A, (a)	142
75		Orbitz Worldwide, Inc. (a)	696

			3,987

		Leisure Equipment & Products — 0.5%
11		Polaris Industries, Inc.	1,457

		Media — 1.4%
79		Cablevision Systems Corp., Class A	1,235

SHARES		SECURITY DESCRIPTION	VALUE($)

		Media — Continued
62		CTC Media, Inc., (Russia)	784
9		Lamar Advertising Co., Class A (a)	414
46		Live Nation Entertainment, Inc. (a)	886
5		Madison Square Garden Co. (The), Class A (a)	282
4		Morningstar, Inc.	282

			3,883

		Multiline Retail — 0.4%
15		Dollar General Corp. (a)	880
3		Family Dollar Stores, Inc.	214

			1,094

		Specialty Retail — 2.8%
22		Advance Auto Parts, Inc.	2,160
48		ANN, Inc. (a)	1,692
14		Ascena Retail Group, Inc. (a)	278
7		AutoNation, Inc. (a)	356
1		Group 1 Automotive, Inc.	61
30		Home Depot, Inc. (The)	2,348
9		Lithia Motors, Inc., Class A	541
4		Office Depot, Inc. (a)	21
1		O’Reilly Automotive, Inc. (a)	173
—	(h)	Penske Automotive Group, Inc.	8
3		Select Comfort Corp. (a)	64

			7,702

		Textiles, Apparel & Luxury Goods — 2.9%
33		Crocs, Inc. (a)	403
25		Deckers Outdoor Corp. (a)	1,739
1		Fossil Group, Inc. (a)	117
14		Hanesbrands, Inc.	935
31		Jones Group, Inc. (The)	483
1		PVH Corp.	171
17		Ralph Lauren Corp.	2,816
8		Skechers U.S.A., Inc., Class A (a)	232
31		Steven Madden Ltd. (a)	1,137

			8,033

		Total Consumer Discretionary	36,444

		Consumer Staples — 2.6%
		Food & Staples Retailing — 0.3%
1		Andersons, Inc. (The)	110
1		PriceSmart, Inc.	136
75		Rite Aid Corp. (a)	402
48		SUPERVALU, Inc. (a)	335

			983

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	5

JPMorgan Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
		Food Products — 0.8%
12		Archer-Daniels-Midland Co.	499
8		Green Mountain Coffee Roasters, Inc. (a)	480
87		Pilgrim’s Pride Corp. (a)	1,228

			2,207

		Personal Products — 0.1%
6		Prestige Brands Holdings, Inc. (a)	184

		Tobacco — 1.4%
42		Philip Morris International, Inc.	3,745

		Total Consumer Staples	7,119

		Energy — 10.2%
		Energy Equipment & Services — 2.5%
2		Atwood Oceanics, Inc. (a)	96
4		Baker Hughes, Inc.	232
—	(h)	Dresser-Rand Group, Inc. (a)	12
13		Exterran Holdings, Inc. (a)	365
184		Hercules Offshore, Inc. (a)	1,251
137		ION Geophysical Corp. (a)	637
1		Oil States International, Inc. (a)	55
5		Patterson-UTI Energy, Inc.	131
153		Superior Energy Services, Inc. (a)	4,110

			6,889

		Oil, Gas & Consumable Fuels — 7.7%
25		Anadarko Petroleum Corp.	2,429
4		Apache Corp.	374
60		Cabot Oil & Gas Corp.	2,105
—	(h)	Cimarex Energy Co.	23
—	(h)	Cloud Peak Energy, Inc. (a)	2
16		Cobalt International Energy, Inc. (a)	369
21		Delek U.S. Holdings, Inc.	545
6		EPL Oil & Gas, Inc. (a)	204
11		EQT Corp.	925
212		Gran Tierra Energy, Inc., (Canada) (a)	1,613
69		Newfield Exploration Co. (a)	2,114
7		Peabody Energy Corp.	146
43		SM Energy Co.	3,777
105		Stone Energy Corp. (a)	3,668
54		W&T Offshore, Inc.	1,025
22		Whiting Petroleum Corp. (a)	1,445
10		Williams Cos., Inc. (The)	359

			21,123

		Total Energy	28,012

SHARES		SECURITY DESCRIPTION	VALUE($)

		Financials — 4.5%
		Capital Markets — 1.4%
124		BGC Partners, Inc., Class A	662
5		Evercore Partners, Inc., Class A	273
2		Janus Capital Group, Inc.	18
—	(h)	LPL Financial Holdings, Inc.	4
14		SEI Investments Co.	478
23		T. Rowe Price Group, Inc.	1,759
3		Virtus Investment Partners, Inc. (a)	644
—	(h)	Walter Investment Management Corp. (a)	7

			3,845

		Commercial Banks — 1.4%
8		BankUnited, Inc.	257
21		BBCN Bancorp, Inc.	309
30		East West Bancorp, Inc.	1,003
1		First Financial Holdings, Inc.	79
3		First Midwest Bancorp, Inc.	44
—	(h)	First Niagara Financial Group, Inc.	3
1		Investors Bancorp, Inc.	22
75		PrivateBancorp, Inc.	1,826
41		Regions Financial Corp.	393

			3,936

		Consumer Finance — 0.3%
13		Capital One Financial Corp.	913

		Diversified Financial Services — 0.1%
—	(h)	Citigroup, Inc.	19
3		MarketAxess Holdings, Inc.	164

			183

		Insurance — 0.7%
31		Brown & Brown, Inc.	1,000
2		HCC Insurance Holdings, Inc.	73
—	(h)	Markel Corp. (a)	163
6		Old Republic International Corp.	99
—	(h)	ProAssurance Corp.	18
7		Reinsurance Group of America, Inc.	485

			1,838

		Real Estate Investment Trusts (REITs) — 0.1%
3		American Campus Communities, Inc.	106
—	(h)	Apartment Investment & Management Co., Class A	11
2		Cousins Properties, Inc.	17
1		GEO Group, Inc. (The)	22

			156

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
		Real Estate Management & Development — 0.5%
14		Jones Lang LaSalle, Inc.	1,358

		Thrifts & Mortgage Finance — 0.0% (g)
13		MGIC Investment Corp. (a)	106
—	(h)	Provident Financial Services, Inc.	2

			108

		Total Financials	12,337

		Health Care — 10.7%
		Biotechnology — 3.4%
12		Acorda Therapeutics, Inc. (a)	371
23		Alexion Pharmaceuticals, Inc. (a)	2,877
—	(h)	Celgene Corp. (a)	45
48		Celldex Therapeutics, Inc. (a)	1,094
20		Myriad Genetics, Inc. (a)	485
—	(h)	NPS Pharmaceuticals, Inc. (a)	13
33		Pharmacyclics, Inc. (a)	3,914
1		Regeneron Pharmaceuticals, Inc. (a)	201
12		Sarepta Therapeutics, Inc. (a)	459

			9,459

		Health Care Equipment & Supplies — 3.0%
15		Alere, Inc. (a)	499
4		Align Technology, Inc. (a)	247
—	(h)	ArthroCare Corp. (a)	3
28		Baxter International, Inc.	1,877
60		Boston Scientific Corp. (a)	696
22		CareFusion Corp. (a)	847
2		Edwards Lifesciences Corp. (a)	104
52		Hill-Rom Holdings, Inc.	2,133
3		ICU Medical, Inc. (a)	177
3		Intuitive Surgical, Inc. (a)	1,020
11		NuVasive, Inc. (a)	347
5		Thoratec Corp. (a)	202

			8,152

		Health Care Providers & Services — 1.2%
1		Cardinal Health, Inc.	75
15		Centene Corp. (a)	848
4		Community Health Systems, Inc.	156
12		DaVita HealthCare Partners, Inc. (a)	675
4		Hanger, Inc. (a)	153
6		HealthSouth Corp.	200
2		Magellan Health Services, Inc. (a)	89
1		MWI Veterinary Supply, Inc. (a)	106
36		VCA Antech, Inc. (a)	1,036

			3,338

SHARES		SECURITY DESCRIPTION	VALUE($)

		Health Care Technology — 1.1%
208		Allscripts Healthcare Solutions, Inc. (a)	2,877

		Life Sciences Tools & Services — 0.3%
2		Agilent Technologies, Inc.	110
36		Bruker Corp. (a)	737

			847

		Pharmaceuticals — 1.7%
45		Allergan, Inc.	4,086
1		Eli Lilly & Co.	35
12		Impax Laboratories, Inc. (a)	242
5		Santarus, Inc. (a)	107
7		Zoetis, Inc.	228

			4,698

		Total Health Care	29,371

		Industrials — 9.3%
		Aerospace & Defense — 2.0%
161		Exelis, Inc.	2,651
108		Spirit Aerosystems Holdings, Inc., Class A (a)	2,875

			5,526

		Building Products — 1.0%
6		Armstrong World Industries, Inc. (a)	315
5		Lennox International, Inc.	420
82		Masco Corp.	1,737
—	(h)	Owens Corning (a)	14
3		Trex Co., Inc. (a)	223

			2,709

		Commercial Services & Supplies — 0.4%
4		Iron Mountain, Inc.	94
7		KAR Auction Services, Inc.	211
4		Mine Safety Appliances Co.	183
18		Republic Services, Inc.	595
—	(h)	UniFirst Corp.	41

			1,124

		Construction & Engineering — 1.2%
19		AECOM Technology Corp. (a)	594
16		EMCOR Group, Inc.	585
—	(h)	Fluor Corp.	31
31		Jacobs Engineering Group, Inc. (a)	1,880
3		URS Corp.	168

			3,258

		Electrical Equipment — 0.2%
—	(h)	AMETEK, Inc.	5
—	(h)	Babcock & Wilcox Co. (The)	3

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	7

JPMorgan Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
		Electrical Equipment — Continued
2		Brady Corp., Class A	45
21		II-VI, Inc. (a)	356
2		Rockwell Automation, Inc.	200

			609

		Machinery — 3.2%
2		CIRCOR International, Inc.	143
6		Crane Co.	366
7		Hyster-Yale Materials Handling, Inc.	512
29		ITT Corp.	1,138
—	(h)	Lincoln Electric Holdings, Inc.	25
14		Manitowoc Co., Inc. (The)	275
80		Mueller Water Products, Inc., Class A	689
—	(h)	Nordson Corp.	29
45		Oshkosh Corp. (a)	2,134
1		SPX Corp.	45
61		Timken Co.	3,224
4		Xylem, Inc.	139

			8,719

		Marine — 0.1%
11		Matson, Inc.	301

		Professional Services — 0.4%
6		Manpowergroup, Inc.	450
4		On Assignment, Inc. (a)	151
3		Towers Watson & Co., Class A	387

			988

		Road & Rail — 0.8%
19		Avis Budget Group, Inc. (a)	594
16		Hertz Global Holdings, Inc. (a)	376
9		Ryder System, Inc.	594
4		Union Pacific Corp.	676

			2,240

		Trading Companies & Distributors — 0.0% (g)
2		DXP Enterprises, Inc. (a)	161

		Total Industrials	25,635

		Information Technology — 21.7%
		Communications Equipment — 3.8%
94		ARRIS Group, Inc. (a)	1,681
11		Aruba Networks, Inc. (a)	198
520		Brocade Communications Systems, Inc. (a)	4,174
—	(h)	EchoStar Corp., Class A (a)	14
8		F5 Networks, Inc. (a)	669
19		Finisar Corp. (a)	440
—	(h)	InterDigital, Inc.	12

SHARES		SECURITY DESCRIPTION	VALUE($)

		Communications Equipment — Continued
24		Ixia (a)	339
—	(h)	JDS Uniphase Corp. (a)	1
33		Juniper Networks, Inc. (a)	621
231		Polycom, Inc. (a)	2,401

			10,550

		Computers & Peripherals — 0.8%
60		EMC Corp.	1,454
3		NetApp, Inc.	128
40		QLogic Corp. (a)	497

			2,079

		Electronic Equipment, Instruments & Components — 2.1%
13		Benchmark Electronics, Inc. (a)	294
137		Jabil Circuit, Inc.	2,853
23		OSI Systems, Inc. (a)	1,669
1		Plexus Corp. (a)	51
3		Rogers Corp. (a)	208
29		Sanmina Corp. (a)	426
3		ScanSource, Inc. (a)	117

			5,618

		Internet Software & Services — 1.2%
10		Akamai Technologies, Inc. (a)	442
6		comScore, Inc. (a)	170
34		Facebook, Inc., Class A (a)	1,726
6		Marketo, Inc. (a)	219
5		Sohu.com, Inc., (China) (a)	338
18		ValueClick, Inc. (a)	337
1		Web.com Group, Inc. (a)	38
1		Xoom Corp. (a)	36

			3,306

		IT Services — 4.7%
21		Cardtronics, Inc. (a)	835
80		Computer Sciences Corp.	3,952
126		CoreLogic, Inc. (a)	4,206
8		DST Systems, Inc.	711
6		FleetCor Technologies, Inc. (a)	715
28		iGATE Corp. (a)	906
5		MoneyGram International, Inc. (a)	115
—	(h)	NeuStar, Inc., Class A (a)	4
50		Sapient Corp. (a)	798
34		VeriFone Systems, Inc. (a)	775

			13,017

		Office Electronics — 0.2%
61		Xerox Corp.	606

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
		Semiconductors & Semiconductor Equipment — 2.9%
29		Amkor Technology, Inc. (a)	152
51		Atmel Corp. (a)	371
72		Broadcom Corp., Class A	1,925
1		Cabot Microelectronics Corp. (a)	36
10		Cavium, Inc. (a)	387
19		Cirrus Logic, Inc. (a)	418
9		Diodes, Inc. (a)	216
44		Integrated Device Technology, Inc. (a)	465
38		International Rectifier Corp. (a)	978
28		Intersil Corp., Class A	311
152		ON Semiconductor Corp. (a)	1,070
5		Power Integrations, Inc.	293
2		Rambus, Inc. (a)	17
52		Skyworks Solutions, Inc. (a)	1,348

			7,987

		Software — 6.0%
3		Activision Blizzard, Inc.	44
14		Aspen Technology, Inc. (a)	541
1		Autodesk, Inc. (a)	40
1		Cadence Design Systems, Inc. (a)	9
73		Citrix Systems, Inc. (a)	4,139
5		Electronic Arts, Inc. (a)	129
2		Gigamon, Inc. (a)	75
7		Manhattan Associates, Inc. (a)	767
2		Mentor Graphics Corp.	49
4		MicroStrategy, Inc., Class A (a)	529
39		Nuance Communications, Inc. (a)	612
2		Pegasystems, Inc.	80
19		PTC, Inc. (a)	523
50		Red Hat, Inc. (a)	2,178
56		Rovi Corp. (a)	945
—	(h)	Silver Spring Networks, Inc. (a)	7
12		SolarWinds, Inc. (a)	427
—	(h)	Synopsys, Inc. (a)	11
32		Take-Two Interactive Software, Inc. (a)	575
62		TIBCO Software, Inc. (a)	1,512
161		TiVo, Inc. (a)	2,140
—	(h)	Tyler Technologies, Inc. (a)	46
12		Verint Systems, Inc. (a)	429
8		VMware, Inc., Class A (a)	682

			16,489

		Total Information Technology	59,652

SHARES		SECURITY DESCRIPTION	VALUE($)

		Materials — 3.3%
		Chemicals — 1.8%
23		Axiall Corp.	892
4		Calgon Carbon Corp. (a)	84
31		Ferro Corp. (a)	401
2		Huntsman Corp.	42
34		Monsanto Co.	3,562
1		Westlake Chemical Corp.	83

			5,064

		Containers & Packaging — 0.7%
6		Avery Dennison Corp.	280
6		Ball Corp.	308
12		Owens-Illinois, Inc. (a)	370
9		Rock Tenn Co., Class A	1,015
1		Sealed Air Corp.	21

			1,994

		Metals & Mining — 0.3%
14		Newmont Mining Corp.	371
10		Steel Dynamics, Inc.	174
8		SunCoke Energy, Inc. (a)	161

			706

		Paper & Forest Products — 0.5%
1		Clearwater Paper Corp. (a)	73
5		International Paper Co.	227
3		KapStone Paper & Packaging Corp.	173
48		Louisiana-Pacific Corp. (a)	812
7		Resolute Forest Products, Inc., (Canada) (a)	113

			1,398

		Total Materials	9,162

		Utilities — 0.8%
		Electric Utilities — 0.4%
15		Edison International	715
19		Exelon Corp.	528

			1,243

		Gas Utilities — 0.0% (g)
—	(h)	Laclede Group, Inc. (The)	5

		Independent Power Producers & Energy Traders — 0.4%
70		AES Corp.	983
2		NRG Energy, Inc.	43

			1,026

		Total Utilities	2,274

		Total Common Stocks (Cost $194,531)	210,006

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	9

JPMorgan Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 13.4%
		Investment Company — 13.4%
36,833		JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (Cost $36,833)	36,833

		Total Investments — 89.8% (Cost $231,364)	246,839
		Other Assets in Excess of Liabilities — 10.2%	28,028

		NET ASSETS — 100.0%	$274,867

Short Positions — 76.3%
		Common Stocks — 76.3%
		Consumer Discretionary — 14.5%
		Auto Components — 0.9%
3		Autoliv, Inc., (Sweden)	230
27		Dana Holding Corp.	535
7		Dorman Products, Inc.	352
9		Gentex Corp.	277
14		TRW Automotive Holdings Corp. (a)	1,033

			2,427

		Diversified Consumer Services — 0.2%
6		Education Management Corp. (a)	90
15		Weight Watchers International, Inc.	479

			569

		Hotels, Restaurants & Leisure — 1.4%
1		Boyd Gaming Corp. (a)	12
2		Chipotle Mexican Grill, Inc. (a)	1,218
3		Domino’s Pizza, Inc.	216
19		Dunkin’ Brands Group, Inc.	894
33		Krispy Kreme Doughnuts, Inc. (a)	793
—	(h)	Texas Roadhouse, Inc.	11
2		Vail Resorts, Inc.	134
8		Wyndham Worldwide Corp.	515

			3,793

		Household Durables — 1.4%
4		iRobot Corp. (a)	131
67		Lennar Corp., Class A	2,378
21		Ryland Group, Inc. (The)	835
4		Toll Brothers, Inc. (a)	116
5		Tupperware Brands Corp.	460

			3,920

		Internet & Catalog Retail — 1.5%
4		Amazon.com, Inc. (a)	1,455
2		Netflix, Inc. (a)	646
12		Shutterfly, Inc. (a)	602

SHARES		SECURITY DESCRIPTION	VALUE($)

		Internet & Catalog Retail — Continued
18		TripAdvisor, Inc. (a)	1,468

			4,171

		Leisure Equipment & Products — 2.1%
1		Arctic Cat, Inc.	73
57		Hasbro, Inc.	2,940
63		Mattel, Inc., 0.065%	2,779

			5,792

		Media — 1.0%
21		Gannett Co., Inc.	580
13		Meredith Corp.	643
18		New York Times Co. (The), Class A	251
12		Nexstar Broadcasting Group, Inc., Class A	553
21		Valassis Communications, Inc.	580

			2,607

		Multiline Retail — 0.4%
22		Kohl’s Corp.	1,222

		Specialty Retail — 2.7%
6		Aaron’s, Inc.	165
—	(h)	Abercrombie & Fitch Co., Class A	8
62		Aeropostale, Inc. (a)	577
39		American Eagle Outfitters, Inc.	601
7		Cabela’s, Inc. (a)	386
20		Conn’s, Inc. (a)	1,182
2		GameStop Corp., Class A	132
6		Genesco, Inc. (a)	435
20		Hibbett Sports, Inc. (a)	1,193
—	(h)	L Brands, Inc.	6
7		Lumber Liquidators Holdings, Inc. (a)	844
—	(h)	Men’s Wearhouse, Inc. (The)	2
8		Monro Muffler Brake, Inc.	386
85		Staples, Inc.	1,371
3		Tile Shop Holdings, Inc. (a)	67

			7,355

		Textiles, Apparel & Luxury Goods — 2.9%
13		Carter’s, Inc.	920
1		Columbia Sportswear Co.	40
267		Quiksilver, Inc. (a)	2,218
52		Under Armour, Inc., Class A (a)	4,185
3		V.F. Corp.	571

			7,934

		Total Consumer Discretionary	39,790

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Consumer Staples — 2.0%
	Beverages — 0.2%
2	Boston Beer Co., Inc. (The), Class A (a)	574

	Food & Staples Retailing — 0.1%
5	Safeway, Inc.	175

	Food Products — 1.3%
2	B&G Foods, Inc.	78
5	Cal-Maine Foods, Inc.	233
38	Hain Celestial Group, Inc. (The) (a)	3,155
1	Hershey Co. (The)	62
1	Hormel Foods Corp.	28
1	McCormick & Co., Inc. (Non-Voting)	95

		3,651

	Household Products — 0.0% (g)
1	Procter & Gamble Co. (The)	105

	Personal Products — 0.4%
54	Avon Products, Inc.	938
3	Revlon, Inc., Class A (a)	79
1	USANA Health Sciences, Inc. (a)	42

		1,059

	Tobacco — 0.0% (g)
1	Universal Corp.	32

	Total Consumer Staples	5,596

	Energy — 10.9%
	Energy Equipment & Services — 2.8%
34	Cameron International Corp. (a)	1,860
11	Geospace Technologies Corp. (a)	1,030
13	Gulfmark Offshore, Inc., Class A	649
36	Helmerich & Payne, Inc.	2,762
20	Tidewater, Inc.	1,230

		7,531

	Oil, Gas & Consumable Fuels — 8.1%
74	Alpha Natural Resources, Inc. (a)	521
35	Approach Resources, Inc. (a)	975
102	Bill Barrett Corp. (a)	2,832
26	Carrizo Oil & Gas, Inc. (a)	1,150
5	Cheniere Energy, Inc. (a)	218
28	Chesapeake Energy Corp.	770
18	EXCO Resources, Inc.	95
19	Gulfport Energy Corp. (a)	1,087
4	HollyFrontier Corp.	199
190	Magnum Hunter Resources Corp. (a)	1,353
31	Noble Energy, Inc.	2,345
2	PBF Energy, Inc., Class A	61

SHARES		SECURITY DESCRIPTION	VALUE($)

		Oil, Gas & Consumable Fuels — Continued
57		PDC Energy, Inc. (a)	3,884
7		Pioneer Natural Resources Co.	1,338
3		Rex Energy Corp. (a)	58
41		Rosetta Resources, Inc. (a)	2,454
10		Tesoro Corp.	505
14		Valero Energy Corp.	574
14		Western Refining, Inc.	462
2		World Fuel Services Corp.	86
63		WPX Energy, Inc. (a)	1,391

			22,358

		Total Energy	29,889

		Financials — 5.0%
		Capital Markets — 1.7%
6		BlackRock, Inc.	1,881
92		Charles Schwab Corp. (The)	2,087
6		Cohen & Steers, Inc.	213
1		Greenhill & Co., Inc.	31
8		Legg Mason, Inc.	307

			4,519

		Commercial Banks — 1.2%
17		BancorpSouth, Inc.	384
22		City National Corp.	1,557
2		Community Bank System, Inc.	66
7		First Financial Bankshares, Inc.	452
25		First Horizon National Corp.	270
5		Glacier Bancorp, Inc.	144
6		Home BancShares, Inc.	187
2		Signature Bank (a)	203
—	(h)	Westamerica Bancorporation	3
1		Zions Bancorporation	39

			3,305

		Consumer Finance — 0.6%
18		American Express Co.	1,443
—	(h)	Encore Capital Group, Inc. (a)	10
—	(h)	Portfolio Recovery Associates, Inc. (a)	18
1		World Acceptance Corp. (a)	121

			1,592

		Insurance — 1.1%
1		Aflac, Inc.	39
15		Genworth Financial, Inc., Class A (a)	223
15		Lincoln National Corp.	702
10		Principal Financial Group, Inc.	497
28		StanCorp Financial Group, Inc.	1,667

			3,128

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	11

JPMorgan Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
		Real Estate Investment Trusts (REITs) — 0.1%
1		Corporate Office Properties Trust	30
1		GEO Group, Inc. (The)	22
3		Rayonier, Inc.	146
1		Senior Housing Properties Trust	13

			211

		Thrifts & Mortgage Finance — 0.3%
55		New York Community Bancorp, Inc.	895
3		Radian Group, Inc.	41

			936

		Total Financials	13,691

		Health Care — 9.6%
		Biotechnology — 1.9%
27		Cepheid, Inc. (a)	1,088
1		Epizyme, Inc. (a)	19
9		Gilead Sciences, Inc. (a)	661
18		Halozyme Therapeutics, Inc. (a)	204
48		ImmunoGen, Inc. (a)	794
9		InterMune, Inc. (a)	121
38		Isis Pharmaceuticals, Inc. (a)	1,266
9		Ligand Pharmaceuticals, Inc., Class B (a)	491
2		Seattle Genetics, Inc. (a)	73
7		Synageva BioPharma Corp. (a)	353
1		United Therapeutics Corp. (a)	130
1		Vertex Pharmaceuticals, Inc. (a)	53

			5,253

		Health Care Equipment & Supplies — 1.5%
3		Cantel Medical Corp.	89
52		DexCom, Inc. (a)	1,508
36		Insulet Corp. (a)	1,415
11		Neogen Corp. (a)	522
3		ResMed, Inc.	178
17		Volcano Corp. (a)	324
—	(h)	Wright Medical Group, Inc. (a)	1

			4,037

		Health Care Providers & Services — 0.5%
14		Air Methods Corp.	626
6		MEDNAX, Inc. (a)	678
—	(h)	Molina Healthcare, Inc. (a)	9
2		Owens & Minor, Inc.	57

			1,370

		Health Care Technology — 2.4%
30		athenahealth, Inc. (a)	4,066
26		Cerner Corp. (a)	1,458

SHARES		SECURITY DESCRIPTION	VALUE($)

		Health Care Technology — Continued
40		HMS Holdings Corp. (a)	850
16		MedAssets, Inc. (a)	361

			6,735

		Life Sciences Tools & Services — 2.0%
36		Illumina, Inc. (a)	3,364
20		PAREXEL International Corp. (a)	896
12		Thermo Fisher Scientific, Inc.	1,126

			5,386

		Pharmaceuticals — 1.3%
31		Bristol-Myers Squibb Co.	1,629
2		Medicines Co. (The) (a)	82
20		Nektar Therapeutics (a)	188
6		Pacira Pharmaceuticals, Inc. (a)	295
8		Perrigo Co.	1,088
6		Questcor Pharmaceuticals, Inc.	383
2		ViroPharma, Inc. (a)	72

			3,737

		Total Health Care	26,518

		Industrials — 9.2%
		Aerospace & Defense — 0.2%
7		B/E Aerospace, Inc. (a)	573
3		GenCorp, Inc. (a)	56

			629

		Airlines — 0.3%
1		Allegiant Travel Co.	66
23		United Continental Holdings, Inc. (a)	788

			854

		Building Products — 0.2%
25		NCI Building Systems, Inc. (a)	361

		Commercial Services & Supplies — 1.1%
—	(h)	G&K Services, Inc., Class A	23
17		Healthcare Services Group, Inc.	458
25		HNI Corp.	989
28		Interface, Inc.	557
21		Mobile Mini, Inc. (a)	770
4		United Stationers, Inc.	179
3		West Corp.	60

			3,036

		Electrical Equipment — 1.5%
18		Acuity Brands, Inc.	1,770
5		AZZ, Inc.	236
54		GrafTech International Ltd. (a)	479

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

SHARES		SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
		Electrical Equipment — Continued
38		Polypore International, Inc. (a)	1,716

			4,201

		Machinery — 3.7%
13		Barnes Group, Inc.	449
32		Chart Industries, Inc. (a)	3,422
4		CLARCOR, Inc.	256
19		Colfax Corp. (a)	1,062
2		Cummins, Inc.	279
42		Joy Global, Inc.	2,366
4		Middleby Corp. (The) (a)	814
10		Navistar International Corp. (a)	348
14		Proto Labs, Inc. (a)	1,155
1		Sun Hydraulics Corp.	35

			10,186

		Professional Services — 0.5%
19		Advisory Board Co. (The) (a)	1,282
—	(h)	Corporate Executive Board Co. (The)	22
—	(h)	FTI Consulting, Inc. (a)	17

			1,321

		Road & Rail — 0.0% (g)
—	(h)	Con-way, Inc.	12
—	(h)	Roadrunner Transportation Systems, Inc. (a)	3

			15

		Trading Companies & Distributors — 1.7%
2		Applied Industrial Technologies, Inc.	104
35		Fastenal Co.	1,756
4		MSC Industrial Direct Co., Inc., Class A	279
15		TAL International Group, Inc. (a)	732
5		United Rentals, Inc. (a)	329
17		WESCO International, Inc. (a)	1,444

			4,644

		Total Industrials	25,247

		Information Technology — 20.6%
		Communications Equipment — 1.8%
46		ADTRAN, Inc.	1,077
78		Infinera Corp. (a)	796
27		Motorola Solutions, Inc.	1,691
20		NETGEAR, Inc. (a)	562
10		Plantronics, Inc.	433
7		ViaSat, Inc. (a)	463

			5,022

SHARES		SECURITY DESCRIPTION	VALUE($)

		Computers & Peripherals — 2.8%
8		Diebold, Inc.	247
243		Fusion-io, Inc. (a)	2,616
51		NCR Corp. (a)	1,864
61		Synaptics, Inc. (a)	2,836

			7,563

		Electronic Equipment, Instruments & Components — 3.4%
23		Avnet, Inc.	924
16		Belden, Inc.	1,090
50		Corning, Inc.	852
29		Ingram Micro, Inc., Class A (a)	670
1		InvenSense, Inc. (a)	19
34		IPG Photonics Corp.	2,266
1		Itron, Inc. (a)	41
40		National Instruments Corp.	1,161
76		Universal Display Corp. (a)	2,431

			9,454

		Internet Software & Services — 3.0%
45		Bankrate, Inc. (a)	756
3		Demandware, Inc. (a)	139
28		IAC/InterActiveCorp.	1,491
4		MercadoLibre, Inc., (Argentina)	552
—	(h)	NIC, Inc.	10
26		OpenTable, Inc. (a)	1,789
66		Pandora Media, Inc. (a)	1,671
—	(h)	Rackspace Hosting, Inc. (a)	17
1		Trulia, Inc. (a)	34
12		WebMD Health Corp. (a)	418
22		Yelp, Inc. (a)	1,475

			8,352

		IT Services — 3.0%
8		Acxiom Corp. (a)	251
5		Alliance Data Systems Corp. (a)	1,129
1		CACI International, Inc., Class A (a)	65
21		Global Payments, Inc.	1,271
12		Heartland Payment Systems, Inc.	486
5		Leidos Holdings, Inc.	232
6		MAXIMUS, Inc.	287
9		Paychex, Inc.	365
12		Unisys Corp. (a)	315
88		Western Union Co. (The)	1,496
25		WEX, Inc. (a)	2,354

			8,251

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	13

JPMorgan Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
		Semiconductors & Semiconductor Equipment — 1.1%
15		Cree, Inc. (a)	887
—	(h)	GT Advanced Technologies, Inc. (a)	—	(h)
103		PMC-Sierra, Inc. (a)	603
3		Silicon Laboratories, Inc. (a)	139
17		SunEdison, Inc. (a)	161
141		TriQuint Semiconductor, Inc. (a)	1,115

			2,905

		Software — 5.5%
5		ACI Worldwide, Inc. (a)	274
5		Blackbaud, Inc.	187
16		Bottomline Technologies de, Inc. (a)	508
63		CA, Inc.	1,997
38		Concur Technologies, Inc. (a)	4,006
13		Guidewire Software, Inc. (a)	676
1		Interactive Intelligence Group, Inc. (a)	41
20		Intuit, Inc.	1,426
—	(h)	MICROS Systems, Inc. (a)	11
—	(h)	Netscout Systems, Inc. (a)	7
—	(h)	NetSuite, Inc. (a)	10
93		Qlik Technologies, Inc. (a)	2,349
8		RealPage, Inc. (a)	193
58		Salesforce.com, Inc. (a)	3,113
47		Zynga, Inc., Class A (a)	168

			14,966

		Total Information Technology	56,513

		Materials — 4.1%
		Chemicals — 2.4%
—	(h)	Balchem Corp.	2
53		E.I. du Pont de Nemours & Co.	3,239
58		Flotek Industries, Inc. (a)	1,236
5		FMC Corp.	358
4		Innophos Holdings, Inc.	188
13		Mosaic Co. (The)	575
1		Quaker Chemical Corp.	108
19		RPM International, Inc.	730

			6,436

		Construction Materials — 0.3%
15		Texas Industries, Inc. (a)	790

		Containers & Packaging — 0.1%
4		Bemis Co., Inc.	169
6		MeadWestvaco Corp.	202

			371

SHARES		SECURITY DESCRIPTION	VALUE($)

		Metals & Mining — 1.2%
44		Alcoa, Inc.	409
69		Allegheny Technologies, Inc.	2,274
3		Carpenter Technology Corp.	156
8		Compass Minerals International, Inc.	566

			3,405

		Paper & Forest Products — 0.1%
10		PH Glatfelter Co.	250

		Total Materials	11,252

		Telecommunication Services — 0.1%
		Wireless Telecommunication Services — 0.1%
2		SBA Communications Corp., Class A (a)	210

		Utilities — 0.3%
		Gas Utilities — 0.1%
5		ONEOK, Inc.	263

		Independent Power Producers & Energy Traders — 0.2%
31		Dynegy, Inc. (a)	604
2		Ormat Technologies, Inc.	55

			659

		Multi-Utilities — 0.0% (g)
1		CMS Energy Corp.	30
—	(h)	NorthWestern Corp.	7

			37

		Total Utilities	959

		Total Common Stocks (Proceeds $194,335)	209,665

NUMBER OF WARRANTS
Warrant — 0.0%
		Energy — 0.0%
		Oil, Gas & Consumable Fuels — 0.0%
—	(h)	Magnum Hunter Resources Corp., expiring 04/15/16 (a) (Proceeds $—)	—

		Total Short Positions (Proceeds $194,335)	$209,665

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.

(h)	— Amount rounds to less than one thousand (warrants, shares or dollars).
(j)	— All or a portion of these securities are segregated for short sales.
(l)	— The rate shown is the current yield as of October 31, 2013.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	15

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2013

(Amounts in thousands, except per share amounts)

	JPMorgan Market Neutral Fund
ASSETS:
Investments in non-affiliates, at value	$210,006
Investments in affiliates, at value	36,833

Total investment securities, at value	246,839
Deposits at broker for securities sold short	233,804
Receivables:
Investment securities sold	82,051
Fund shares sold	336
Dividends from non-affiliates	102
Dividends from affiliates	—	(a)

Total Assets	563,132

LIABILITIES:
Payables:
Securities sold short, at value	209,665
Dividend expense to non-affiliates on securities sold short	122
Investment securities purchased	76,133
Interest expense to non-affiliates on securities sold short	95
Fund shares redeemed	1,403
Accrued liabilities:
Investment advisory fees	372
Administration fees	21
Shareholder servicing fees	27
Distribution fees	35
Custodian and accounting fees	45
Trustees’ and Chief Compliance Officer’s fees	2
Other	345

Total Liabilities	288,265

Net Assets	$274,867

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

JPMorgan Market Neutral Fund
NET ASSETS:
Paid-in-Capital	$384,197
Accumulated undistributed (distributions in excess of) net investment income	(7,529)
Accumulated net realized gains (losses)	(101,946)
Net unrealized appreciation (depreciation)	145

Total Net Assets	$274,867

Net Assets:
Class A	$79,290
Class C	26,699
Select Class	168,878

Total	$274,867

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	5,556
Class C	1,927
Select Class	11,642

Net Asset Value (b):
Class A — Redemption price per share	$14.27
Class C — Offering price per share (c)	13.86
Select Class — Offering and redemption price per share	14.51
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.06

Cost of investments in non-affiliates	$194,531
Cost of investments in affiliates	36,833
Proceeds from securities sold short	194,335

(a)	Amount rounds to less than $1,000.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	17

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2013

(Amounts in thousands)

JPMorgan Market Neutral Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$5,511
Dividend income from affiliates	8

Total investment income	5,519

EXPENSES:
Investment advisory fees	8,142
Administration fees	393
Distribution fees:
Class A	360
Class C	258
Shareholder servicing fees:
Class A	360
Class C	86
Select Class	717
Custodian and accounting fees	214
Professional fees	71
Trustees’ and Chief Compliance Officer’s fees	3
Printing and mailing costs	67
Registration and filing fees	54
Transfer agent fees	257
Other	11
Dividend expense to non-affiliates on securities sold short	6,546
Interest expense to non-affiliates on securities sold short	1,934

Total expenses	19,473

Less amounts waived	(2,499)
Less earnings credits	— (a)

Net expenses	16,974

Net investment income (loss)	(11,455)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	132,691
Securities sold short	(143,101)

Net realized gain (loss)	(10,410)

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	25,085
Securities sold short	(8,787)

Change in net unrealized appreciation/depreciation	16,298

Net realized/unrealized gains (losses)	5,888

Change in net assets resulting from operations	$(5,567)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Market Neutral Fund
	Year Ended 10/31/2013	Year Ended 10/31/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(11,455)	$(23,157)
Net realized gain (loss)	(10,410)	41,767
Change in net unrealized appreciation/depreciation	16,298	(22,573)

Change in net assets resulting from operations	(5,567)	(3,963)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(344,533)	(496,633)

NET ASSETS:
Change in net assets	(350,100)	(500,596)
Beginning of period	624,967	1,125,563

End of period	$274,867	$624,967

Accumulated undistributed (distributions in excess of) net investment income	$(7,529)	$(18,023)

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$37,475	$89,480
Cost of shares redeemed	(161,406)	(385,251)

Change in net assets resulting from Class A capital transactions	$(123,931)	$(295,771)

Class C
Proceeds from shares issued	$3,978	$2,509
Cost of shares redeemed	(21,082)	(35,810)

Change in net assets resulting from Class C capital transactions	$(17,104)	$(33,301)

Select Class
Proceeds from shares issued	$90,243	$235,587
Cost of shares redeemed	(293,741)	(403,148)

Change in net assets resulting from Select Class capital transactions	$(203,498)	$(167,561)

Total change in net assets resulting from capital transactions	$(344,533)	$(496,633)

SHARE TRANSACTIONS:
Class A
Issued	2,562	6,080
Redeemed	(11,100)	(26,183)

Change in Class A Shares	(8,538)	(20,103)

Class C
Issued	283	174
Redeemed	(1,483)	(2,489)

Change in Class C Shares	(1,200)	(2,315)

Select Class
Issued	6,073	15,801
Redeemed	(19,897)	(27,070)

Change in Select Class Shares	(13,824)	(11,269)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	19

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Market Neutral Fund
Class A
Year Ended October 31, 2013	$14.55	$(0.37	)(e)	$0.09	$(0.28)	$—
Year Ended October 31, 2012	14.68	(0.40	)(e)(f)	0.27	(0.13)	—
Year Ended October 31, 2011	15.21	(0.33	)(e)	(0.20)	(0.53)	—
Year Ended October 31, 2010	15.88	(0.39	)(e)	(0.28)	(0.67)	—
Year Ended October 31, 2009	16.27	(0.36	)(e)	(0.01)	(0.37)	(0.02)

Class C
Year Ended October 31, 2013	14.19	(0.44	)(e)	0.11	(0.33)	—
Year Ended October 31, 2012	14.39	(0.46	)(e)(f)	0.26	(0.20)	—
Year Ended October 31, 2011	14.99	(0.39	)(e)	(0.21)	(0.60)	—
Year Ended October 31, 2010	15.73	(0.46	)(e)	(0.28)	(0.74)	—
Year Ended October 31, 2009	16.18	(0.44	)(e)	— (g)	(0.44)	(0.01)

Select Class
Year Ended October 31, 2013	14.75	(0.35	)(e)	0.11	(0.24)	—
Year Ended October 31, 2012	14.84	(0.37	)(e)(f)	0.28	(0.09)	—
Year Ended October 31, 2011	15.35	(0.29	)(e)	(0.22)	(0.51)	—
Year Ended October 31, 2010	15.98	(0.35	)(e)	(0.28)	(0.63)	—
Year Ended October 31, 2009	16.34	(0.32	)(e)	(0.01)	(0.33)	(0.03)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expenses and interest expense for short sales) for Class A are 1.94% and 2.47% for 2013, 1.94% and 2.62% for 2012, 1.94% and 2.54% for 2011, 1.92% and 2.48% for 2010 and 1.95% and 2.46% for 2009; for Class C are 2.44% and 2.97% for 2013, 2.44% and 3.13% for 2012, 2.44% and 3.04% for 2011, 2.43% and 2.99% for 2010 and 2.45% and 2.96% for 2009; for Select Class are 1.69% and 2.23% for 2013, 1.69% and 2.38% for 2012, 1.69% and 2.29% for 2011, 1.68% and 2.24% for 2010 and 1.70% and 2.21% for 2009 respectively.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Calculated based upon average shares outstanding.
(f)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend the net investment income (loss) per share would have been $(0.42), $(0.48) and $(0.39) for Class A, Class C and Select Class Shares, respectively and the net investment income (loss) ratio would have been (2.85)%, (3.34)% and (2.59)% for Class A, Class C and Select Class Shares, respectively.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)(c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (c)	Portfolio turnover rate excluding short sales) (d)	Portfolio turnover rate (including short sales) (d)

$14.27	(1.92)%	$79,290	3.77%	(2.59)%		4.30%	527%	1182%
14.55	(0.89)	205,025	3.98	(2.73	)(f)	4.66	451	916
14.68	(3.48)	501,934	3.66	(2.18)		4.26	673	1398
15.21	(4.22)	814,296	3.76	(2.51)		4.32	496	1017
15.88	(2.25)	1,074,747	4.01	(2.23)		4.52	638	1276

13.86	(2.33)	26,699	4.27	(3.10)		4.80	527	1182
14.19	(1.39)	44,388	4.48	(3.22	)(f)	5.17	451	916
14.39	(4.00)	78,333	4.13	(2.65)		4.73	673	1398
14.99	(4.70)	171,961	4.27	(3.01)		4.83	496	1017
15.73	(2.73)	299,034	4.51	(2.74)		5.02	638	1276

14.51	(1.63)	168,878	3.52	(2.33)		4.06	527	1182
14.75	(0.61)	375,554	3.73	(2.47	)(f)	4.42	451	916
14.84	(3.32)	545,296	3.43	(1.89)		4.02	673	1398
15.35	(3.94)	1,261,887	3.52	(2.26)		4.08	496	1017
15.98	(2.01)	2,046,527	3.76	(1.99)		4.27	638	1276

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	21

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan Market Neutral Fund*	Class A, Class C and Select Class	Diversified

*	Effective December 6, 2013, the Highbridge Statistical Market Neutral Fund changed its name to JPMorgan Market Neutral Fund.

The investment objective of the Fund is to seek to provide long-term absolute (positive) returns in all market environments from a broadly diversified portfolio of stocks while neutralizing the general risks associated with stock market investing. Effective December 6, 2013, the Fund’s investment objective changed to the Fund seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Fund’s securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”) and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Fund’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Fund’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

22	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quote prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$246,839	$—		$—	$246,839

Total Liabilities (b)	$(209,665)	$—	(c)	$—	$(209,665)

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of warrants. Please refer to the SOI for industry specifics of portfolio holdings.
(c)	Value is zero.

There were no transfers among any levels during the year ended October 31, 2013.

B. Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and include, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund.

As of October 31, 2013, the Fund did not hold any restricted or illiquid securities.

C. Short Sales — The Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statement of Assets and Liabilities. Securities segregated as collateral are denoted in the SOI. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net income or fee is reported as interest income or interest expense, respectively, on securities sold short in the Statement of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statement of Operations as dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities and the change in market value is recorded as change in net unrealized appreciation (depreciation) in the Statement of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.

At October 31, 2013, the Fund had outstanding short sales as listed on its SOI.

D. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	23

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, purchases of foreign currency in certain countries that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign currency gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, less dividend expense on securities sold short is recorded on the ex-dividend date or when the Fund first learns of the dividend.

To the extent such information is publicly available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

G. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of October 31, 2013, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-Capital	Accumulated Undistributed (distributions in excess of) Net Investment Income	Accumulated Net Realized Gains (Losses)
$(19,856)	$21,949	$(2,093)

The reclassifications for the Fund relate primarily to dividend expense for short sale in-lieu of dividend reclass, net operating losses and non-taxable dividends.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 1.75% of the Fund’s average daily net assets. As of October 31, 2013, the annual rate was 1.50% of the Fund’s average daily net assets. The fee is contractually limited to 1.50% of the Fund’s average daily net assets until such time as the Fund commences with the borrowing of money from banks for investment purposes. Effective December 6, 2013, the Fund’s investment advisory fee changed to 1.25%.

24	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

The Adviser, on behalf of the Fund, has entered into an investment sub-advisory agreement with Highbridge Capital Management, LLC (“HCM”) which is wholly-owned by JPMorgan Asset Management Holdings, Inc. For its services as sub-adviser, HCM receives a portion of the fees payable to the Adviser. The fee is accrued daily and paid monthly at an annual rate of 1.25% of the Fund’s average daily net assets. Currently, the annual rate is 1.10% of the Fund’s average daily net assets. The fee is contractually limited to 1.10% of the Fund’s average daily net assets until such time as the Fund commences with the borrowing of money from banks for investment purposes. Effective December 6, 2013, HCM will no longer serve as the Investment Sub-adviser to the Fund.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2013, the effective rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2013, the Distributor retained the following amounts (in thousands):

Front-End Sales Charge	CDSC
$4	$—	(a)

(a)	Amount rounds to less than $1,000

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to 0.25% of the average daily net assets of Class A, Class C and Select Class Shares.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services, respectively, are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Select Class
1.95%	2.45%	1.70%

The expense limitation agreement was in effect for the year ended October 31, 2013. The contractual expense limitation percentages in the table above were in place through December 5, 2013. Effective December 6, 2013, the contractual expense limitation percentages changed to 1.50%, 2.00% and 1.25% of the average daily net assets of Class A, Class C and Select Class Shares, respectively. The contractual expense limitation percentages are in place until at least February 28, 2015.

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	25

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

For the year ended October 31, 2013, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total
$1,246	$222	$1,000	$2,468

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended October 31, 2013 was approximately $31,000.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2013, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Fund may use related party broker-dealers. For the year ended October 31, 2013, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2013, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
$2,322,151	$2,873,041	$2,330,086	$2,884,930

During the year ended October 31, 2013, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at October 31, 2013 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$236,200	$13,939	$3,300	$10,639

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

There were no distributions paid during the fiscal years ended October 31, 2013 and 2012.

As of October 31, 2013, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$—	$(83,030)	$(18,770)

The cumulative timing differences primarily consist of wash sale loss deferrals, unsettled short sales loss deferrals and late year ordinary loss deferrals.

26	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after October 31, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of October 31, 2013, the Fund had post-enactment net short-term capital loss carryforwards of approximately $34,304,000.

As of October 31, 2013, the Fund had pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

2018	2019	Total
$25,458	$23,268	$48,726

Late year ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended October 31, 2013, the Fund deferred to November 1, 2013 late year ordinary losses of (amounts in thousands):

Late Year Ordinary Loss
$7,511

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2013.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

As of October 31, 2013, the Fund pledged substantially all of its assets to Morgan Stanley & Co. Incorporated for securities sold short. Deposits at broker for securities sold short, as noted on the Statement of Assets and Liabilities, are held at Morgan Stanley & Co. Incorporated.

8. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, “Balance Sheet: Disclosures about Offsetting Assets and Liabilities”. In January 2013, the FASB issued ASU 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”, which updated ASU 2011-11. The ASU creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives, repurchase agreements and securities lending transactions that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. This ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the Fund’s financial statement disclosures.

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Market Neutral Fund (formerly Highbridge Statistical Market Neutral Fund):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Market Neutral Fund (formerly Highbridge Statistical Market Neutral Fund) (a separate Fund of JPMorgan Trust I) (hereafter referred to as the “Fund”) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2013

28	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	171	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (effective 7/1/13); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	171	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present); Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	171	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	171	Director, Center for Communication, Hearing and Deafness (1990-present).

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	171	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	171	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	171	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	171	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	171	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	29

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	171	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	171	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	171	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	171	Trustee, The Victory Portfolios (2000-2008).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of the Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (171 funds), including JPMorgan Mutual Fund Group which liquidated November 29, 2012 and is in the process of winding up its affairs.

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Fund’s investment adviser, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

30	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**

Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	31

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2013, and continued to hold your shares at the end of the reporting period, October 31, 2013.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides infor- mation about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Market Neutral Fund
Class A
Actual	$1,000.00	$986.20	$16.77	3.35%
Hypothetical	1,000.00	1,008.32	16.96	3.35
Class C
Actual	1,000.00	984.40	19.21	3.84
Hypothetical	1,000.00	1,005.85	19.41	3.84
Select Class
Actual	1,000.00	988.40	15.64	3.12
Hypothetical	1,000.00	1,009.48	15.80	3.12

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

32	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2013, at which the Trustees considered the continuation of the investment advisory agreement and sub-advisory agreement for the Fund whose annual report is contained herein (each an “Advisory Agreement” and, collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of the Advisory Agreements on August 22, 2013.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Adviser on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Fund’s performance compared to the performance of the Fund’s peers and benchmarks and analyses by the Adviser of the Fund’s performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Fund’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Fund, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of the Fund in connection with the Trustees’ review of the investment advisory and sub-advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Adviser and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreements.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser and sub-adviser, as applicable, from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreements. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser and sub-adviser, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	33

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser and sub-adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services. The Board also reviewed the adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the adviser.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedules for the Fund do not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Fund benefits from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of the Fund. The Trustees also considered the complexity of investment management for the Fund relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its

34	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser and the independent consultant and also considered the special analysis prepared by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted the Fund’s performance was in the third, fifth and fourth quintiles for Class A shares and in the third, fifth, and third quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2012, respectively, and that the independent consultant indicated that the Fund’s overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the money market and alternative products committee at each of their regular meetings over the course of the next year. In addition, the Adviser committed to review the Fund’s investment process and then to present the Trustees with any recommended changes.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the fifth quintile of the Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the sub-advisory structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	35

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2013. All rights reserved. October 2013.	AN-MN-1013

Annual Report

J.P. Morgan International Equity Funds

October 31, 2013

JPMorgan Emerging Economies Fund

JPMorgan Emerging Markets Equity Fund

JPMorgan Global Equity Income Fund

JPMorgan Global Research Enhanced Index Fund

JPMorgan International Equity Fund

JPMorgan International Equity Index Fund

JPMorgan International Opportunities Fund

JPMorgan International Unconstrained Equity Fund

JPMorgan International Value Fund

JPMorgan Intrepid International Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

DECEMBER 4, 2013 (Unaudited)

Dear Shareholder:

Despite periods of heightened volatility, developed market equities, in aggregate, posted outstanding returns for the twelve months ended October 31, 2013. For much of the period, stocks were supported by solid corporate earnings and robust demand from investors looking to generate higher returns in the low interest rate environment. While it signaled a potential policy shift, the U.S. Federal Reserve (“Fed”) continued to pursue its highly accommodative policies in an attempt to lower unemployment and spur the economy. Many central banks overseas also maintained accommodative monetary policies aimed at stimulating their economies. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. Elsewhere, the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012.

“As the market’s periodic gyrations have demonstrated, it is critically important to maintain a long-term focus for your investment portfolio.”

Positive investor sentiment was interrupted several times during the reporting period, triggered by a number of factors including uncertainties regarding the U.S. “fiscal cliff” and sequestration, geopolitical issues, the Fed’s plans to begin “tapering” its asset purchase program, the partial federal government shutdown and the raising of the debt ceiling. Yet, market declines proved to be only temporary setbacks. All told, U.S. stocks rose sharply and achieved record highs on a number of occasions during the twelve months ended October 31, 2013. Overseas, developed international stocks also rallied sharply, while emerging market equities generated less robust returns given concerns regarding China’s economy and rising U.S. interest rates.

U.S. Treasury Yields Rise Sharply

Talk of Fed tapering negatively impacted the fixed income markets. U.S. Treasury security yields continued to be low from a historical perspective, but ended the period sharply higher than when the reporting period began. Still, U.S. Treasury yields fell from their reporting period peak in early September

2013 as the Fed chose to delay tapering its asset purchases. The yield for 10-year U.S. Treasury securities ended October 31, 2013 at 2.57%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.31% and 3.63%, respectively. Amid the rising interest rate environment, the overall U.S. fixed income market generated a negative return for the reporting period. High yield bonds (also known as “junk bonds”), in contrast, posted a solid gain, whereas emerging market debt securities declined.

Maintaining a Long-Term Perspective

While the global economy is far from robust, it is still on a growth path. Despite some recent mixed data, the expansion in the U.S. appears to be sustainable. In addition, Europe has finally emerged from its lengthy recession. Elsewhere, pro-growth initiatives in Japan have thus far yielded positive results. While growth in China has moderated, there have been some encouraging signs of late that its economy can avoid a “hard landing.”

We are encouraged by the stock market’s resiliency despite periods of elevated volatility. In addition, equity market correlations appear to be moderating, which could create a more favorable environment for active managers. Also, given the overall weakness in the bond market, valuations in a number of fixed income sectors have become more attractive.

As the market’s periodic gyrations have demonstrated, it is critically important to maintain a long-term focus for your investment portfolio. Furthermore, having a well-diversified investment portfolio that is allocated among a number of asset classes can potentially lessen the impact of market declines.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	1

J.P. Morgan International Equity Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited)

Developed Markets

The global financial markets experienced periods of volatility during the reporting period. This volatility was triggered by a number of factors, including mixed economic data, geopolitical issues, expectations for future central bank monetary policies and, in the U.S., the impact of the fiscal cliff, sequestration and partial government shutdown. Global developed equity markets were generally highly resilient during the reporting period given overall robust investor demand and continued accommodative monetary policy. All told, the MSCI Europe, Australasia and Far East (EAFE) Index (net of foreign withholding taxes) returned 26.88% for the twelve months ended October 31, 2013.

Emerging Markets

While emerging market stocks generated a positive return, they underperformed international developed equities during the reporting period. For the twelve months ended October 31, 2013, the MSCI Emerging Markets Index (net of foreign withholding taxes) gained 6.53%. Headwinds facing emerging market stocks included concerns regarding the trajectory of growth in China, generally weakening commodity prices and rising U.S. interest rates.

2	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

JPMorgan Emerging Economies Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	7.04%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (net of foreign withholding taxes)	6.53%

Net Assets as of 10/31/2013 (In Thousands)	$1,029,586

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Economies Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2013. The Fund’s security selection in the consumer discretionary sector and in the financials sector contributed to relative performance. The Fund’s security selection in the information technology sector detracted from relative performance, as did security selection in the consumer staples sector.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in Great Wall Motor Co., Ltd. and Turk Hava Yollari. The Fund’s holdings in SJM Holdings Limited, which was not held by the Benchmark, also contributed to relative performance. Great Wall Motor Co., Ltd., a Chinese automobile manufacturer, reported a sharp increase in sales during the reporting period. Shares of Turkish airline Turk Hava Yollari benefited from strong growth in passenger volume. SJM Holdings Limited, an operator of casinos in Macao (near Hong Kong), reported solid gains in revenue and earnings.

Individual detractors from relative performance included Benchmark holdings Tencent Holdings Ltd., a Chinese online social media company, and Naspers Limited, a South Africa-based multinational media company. Both companies reported strong operating results during the reporting period, and the Fund not having a position in either company negatively impacted relative performance. Also detracting from relative performance was the Fund’s overweight position in Korea Zinc Co., Ltd, which manufactures non-ferrous metal products. The company’s shares slid as commodity prices fell.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers used a combination of top-down and bottom-up research, seeking what they believed to be attractively priced countries, sectors and securities with positive catalysts. As a result of this process, at the end of the reporting period the Fund’s largest overweight versus the Benchmark was in the consumer discretionary sector and the Fund’s largest underweight versus the Benchmark was in the materials sector.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	3

JPMorgan Emerging Economies Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Samsung Electronics Co., Ltd. (South Korea)	5.5%
2.	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	3.2
3.	China Construction Bank Corp., Class H (China)	2.4
4.	Industrial & Commercial Bank of China Ltd., Class H (China)	2.4
5.	China Mobile Ltd. (Hong Kong)	2.3
6.	Itau Unibanco Holding S.A. (Preference Shares), ADR (Brazil)	2.2
7.	Hyundai Motor Co. (South Korea)	2.0
8.	Lukoil OAO, ADR (Russia)	1.9
9.	CNOOC Ltd. (China)	1.8
10.	Cia de Bebidas das Americas (Preference Shares), ADR (Brazil)	1.7

PORTFOLIO COMPOSITION BY COUNTRY*
China	17.4%
South Korea	15.2
Brazil	12.9
Taiwan	11.7
Russia	9.7
India	6.5
Hong Kong	5.4
Turkey	4.9
South Africa	4.3
Poland	4.3
Indonesia	1.8
United Arab Emirates	1.5
Hungary	1.0
Others (each less than 1.0%)	2.0
Short-Term Investment	1.4

*	Percentages indicated are based on total investments as of October 31, 2013. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/08
Without Sales Charge		6.67%	15.79%	(0.16)%
With Sales Charge*		1.10	14.53	(1.11)
CLASS C SHARES	2/28/08
Without CDSC		6.25	15.24	(0.66)
With CDSC**		5.25	15.24	(0.66)
CLASS R5 SHARES	2/28/08	7.21	16.32	0.29
SELECT CLASS SHARES	2/28/08	7.04	16.10	0.09

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/08 TO 10/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2008.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Emerging Economies Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from February 28, 2008 to October 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	5

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	5.47%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (net of foreign withholding taxes)	6.53%

Net Assets as of 10/31/2013 (In Thousands)	$3,411,693

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of equity securities from emerging markets issuers.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2013. The Fund’s stock selection in the consumer discretionary, financials and materials sectors detracted from relative performance. An overweight position and stock selection in the information technology sector contributed to relative performance, as did stock selection in the consumer staples and energy sectors.

Individual detractors from relative performance included the Fund’s overweight positions in Astra International Tbk PT and Kumba Iron Ore Ltd. Shares of Astra International Tbk PT, an Indonesian automotive distributor, declined as company earnings were hurt by rising labor costs and increased competition. South African issuer Kumba Iron Ore Ltd., a supplier of iron ore to the global steel industry, was hurt by falling commodity prices. Also detracting from relative performance was the Fund’s underweight position relative to the Benchmark in Tencent Holdings Ltd., a Chinese online social media company. The company’s shares rose as the firm reported strong operating results during the twelve-month period.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in Magnit

OAO, Tata Consultancy Services Ltd. and Delta Electronics, Inc. Shares of Russian food retailer Magnit OAO benefited from the company’s strong sales. Tata Consultancy Services Ltd. is an Indian information technology services and consulting firm. Its shares rallied as the company won a number of large new contracts and announced a special dividend payment. Delta Electronics, Inc., a Taiwan-based power management solutions provider, reported better-than-expected earnings, which helped boost the stock.

HOW WAS THE FUND POSITIONED?

The Fund employed an active strategy in which portfolio construction was focused on the highest-conviction ideas found at the stock level. The Fund’s portfolio managers used bottom-up fundamental research to determine the Fund’s security weightings, researching companies in an attempt to determine their underlying value and potential for future earnings growth. As a result of this process, at the end of the reporting period, the Fund’s largest overweight versus the Benchmark was in the consumer staples sector and the Fund’s largest underweight versus the Benchmark was in the materials sector.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Samsung Electronics Co., Ltd. (South Korea)	4.0%
2.	Housing Development Finance Corp. (India)	3.6
3.	AIA Group Ltd. (Hong Kong)	2.7
4.	Hyundai Motor Co. (South Korea)	2.6
5.	Tata Consultancy Services Ltd. (India)	2.5
6.	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	2.4
7.	MTN Group Ltd. (South Africa)	2.1
8.	CNOOC Ltd. (China)	2.0
9.	Infosys Ltd., ADR (India)	2.0
10.	Bidvest Group Ltd. (South Africa)	2.0

PORTFOLIO COMPOSITION BY COUNTRY*
India	15.9%
South Africa	14.8
Brazil	10.7
South Korea	7.6
Hong Kong	7.2
China	6.5
Taiwan	5.6
Russia	4.2
Thailand	3.5
United Kingdom	3.3
Indonesia	3.3
Turkey	3.0
Mexico	2.7
Luxembourg	1.9
Colombia	1.5
Peru	1.4
Malaysia	1.0
Cyprus	1.0
Others (each less than 1.0%)	0.8
Short-Term Investment	4.1

*	Percentages indicated are based on total investments as of October 31, 2013. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	7

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		5.03%	13.41%	12.49%
With Sales Charge*		(0.49)	12.20	11.88
CLASS B SHARES	9/28/01
Without CDSC		4.57	12.86	12.04
With CDSC**		(0.43)	12.61	12.04
CLASS C SHARES	2/28/06
Without CDSC		4.51	12.84	11.93
With CDSC***		3.51	12.84	11.93
INSTITUTIONAL CLASS SHARES	11/15/93	5.47	13.87	12.98
SELECT CLASS SHARES	9/10/01	5.29	13.68	12.77

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/03 TO 10/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date were based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Emerging Markets Equity Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from October 31, 2003 to October 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the maximum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

JPMorgan Global Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	21.73%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)	25.77%

Net Assets as of 10/31/2013 (In Thousands)	$107,684

INVESTMENT OBJECTIVE**

The JPMorgan Global Equity Income Fund (the “Fund”) seeks to provide both current income and long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2013. The Fund’s security selection in the industrial cyclical, transport services and consumer cyclicals and banks-capital markets sectors detracted from relative performance, as did an underweight position in the automotive sector. Contributing to relative performance were underweight positions and security selection in the basic industries and technology-software sectors, as well as security selection in the utilities sector.

Individual detractors from relative performance included the Fund’s overweight positions in Merck & Co., Inc., Pearson Plc and Daito Trust Construction Co., Ltd. Shares of Merck & Co., Inc., a pharmaceutical company, underperformed during the period. Having been a strong performer in the prior twelve-month period ending October 31, 2012, the stock declined during the reporting period, as test results for some of the company’s experimental treatments proved disappointing. Pearson Plc, a British multinational publishing and education company, forecasted weaker-than-expected operating profits as the shift to digital and e-based learning materials undermined demand for college textbooks in its key North American education division. Shares of Daito Trust Construction Co., Ltd., a building construction and real estate company, underperformed, held back by questions about how successful Japanese Prime Minister Abe’s government will be in terms of stimulating domestic demand.

Individual contributors to relative performance included the Fund’s overweight positions in Electricite de France SA, ConocoPhillips and BASF SE. Shares of Electricite de France SA, a French power generator, moved higher, driven in part by the prospect that economic activity in the euro zone would improve. The company was also recently granted permission to raise tariffs, even as it continues to cut costs and pay down debt. Shares of ConocoPhillips, an oil and gas producer, performed well on the back of better-than-expected production and earnings results. The company also continued to seek to revamp its portfolio of assets, focusing on its most profitable holdings. Shares of BASF SE, a German chemical company, rallied as cost cuts, recent acquisitions and a focus on more profitable businesses boosted company profits.

HOW THE FUND WAS MANAGED

The Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, rigorously researching companies in an attempt to determine their underlying value and potential for future growth. The Fund’s portfolio managers looked for dividend yielding equity securities that they believed were undervalued and possessed the long-term earnings power and strong cash flow generation that would enable them to grow their dividends.

In addition, the Fund employed futures and currency forwards to help manage cash flows and attempt to keep the Fund’s currency exposure in line with the Benchmark.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	9

JPMorgan Global Equity Income Fund

FUND SUMMARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Microsoft Corp.	2.8%
2.	Australia & New Zealand Banking Group Ltd. (Australia)	2.6
3.	Royal Dutch Shell plc, Class A (Netherlands)	2.5
4.	Vodafone Group plc (United Kingdom)	2.5
5.	Swiss Re AG (Switzerland)	2.4
6.	ConocoPhillips	2.3
7.	Johnson & Johnson	2.3
8.	Eni S.p.A. (Italy)	2.2
9.	Time Warner, Inc.	2.0
10.	Singapore Telecommunications Ltd. (Singapore)	1.9

PORTFOLIO COMPOSITION BY COUNTRY*
United States	31.9%
United Kingdom	10.7
France	10.2
Japan	6.8
Switzerland	5.5
Germany	5.5
Australia	5.2
Sweden	3.3
Singapore	2.6
Netherlands	2.5
Italy	2.2
China	1.9
Canada	1.9
Brazil	1.7
Denmark	1.5
Others (each less than 1.0%)	3.0
Short-Term Investment	3.6

*	Percentages indicated are based on total investments as of October 31, 2013. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2013

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/11
Without Sales Charge		21.40%	7.34%
With Sales Charge*		15.04	5.19
CLASS C SHARES	2/28/11
Without CDSC		20.74	6.80
With CDSC**		19.74	6.80
CLASS R2 SHARES	2/28/11	21.12	7.08
CLASS R5 SHARES	2/28/11	21.94	7.82
SELECT CLASS SHARES	2/28/11	21.73	7.61

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/11 TO 10/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Equity Income Fund, the MSCI World Index and the Lipper Global Equity Income Funds Index, from February 28, 2011 to October 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. These expenses are not identical to the expenses incurred by the Fund. The performance of the Lipper Global Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. The

MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Lipper Global Equity Income Funds Index is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	11

JPMorgan Global Research Enhanced Index Fund

FUND SUMMARY

FOR THE PERIOD FEBRUARY 28, 2013 (FUND INCEPTION DATE) THROUGH OCTOBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	15.80%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)	15.79%

Net Assets as of 10/31/2013 (In Thousands)	$1,895,199

INVESTMENT OBJECTIVE**

The Fund seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) modestly outperformed the MSCI World Index1 (net of foreign withholding taxes) (the “Benchmark”) for the period February 28, 2013 through October 31, 2013 (the “reporting period”). The Fund’s security selection in the health care, banks (banks and finance) and utilities sectors contributed to the Fund’s relative performance. The Fund’s security selection in the property, industrial cyclical and technology-semiconductor sectors detracted from the Fund’s relative performance.

Individual contributors to the Fund’s relative performance for the reporting period included the Fund’s overweight positions versus the Benchmark in Electricite de France SA, Biogen Idec, Inc. and Air Products and Chemicals, Inc. Shares of Electricite de France SA, a French power generator, rose amid ongoing cost cutting and growing demand abroad for its nuclear expertise. Biogen Idec, Inc.‘s shares benefited from the biotechnology company’s news of improving revenue growth, which was boosted by robust sales for its AVONEX drug. Air Products and Chemicals, Inc. sells gases and chemicals for industrial use. Its shares rallied as the company raised its quarterly dividend. In addition, in July 2013, activist investor William Ackman’s firm Pershing Square Capital Management announced that it had acquired nearly a 10% position in the company.

Individual detractors from the Fund’s relative performance for the reporting period included its underweight positions versus the Benchmark in The Boeing Co. and Gilead Sciences, Inc., along with an overweight position in Broadcom Corp. Shares of The Boeing Co., a U.S.-based defense and aerospace company, moved sharply higher on record sales of its 777 and 787 passenger jets. Gilead Sciences, Inc. is a U.S. biotechnology company that discovers, develops and commercializes therapeutics. Its shares rallied as the company increased its revenue outlook and reported successful results from a trial of an experimental cancer drug. Shares of Broadcom Corp., a U.S. semiconductor company in the wireless and broadband communication business, fell sharply due to a poor earnings report and weaker outlook.

HOW WAS THE FUND POSITIONED?

The Fund seeks to outperform the Benchmark over time while maintaining similar risk characteristics. In implementing its strategy, the Fund primarily invests in securities included within the universe of the Benchmark. However, the Fund modestly overweights securities in the Benchmark that it considers undervalued, while modestly underweighting or not holding securities in the Benchmark that it considers overvalued. Under normal circumstances, while the Fund anticipates that it will only own a portion, which may represent a minority, of the securities included in the Benchmark, it seeks to achieve similar sector, geographic and risk characteristics to the Benchmark. By owning a large number of securities within the Benchmark, with an emphasis on those that appear undervalued, the Fund seeks returns that modestly exceed those of the Benchmark over the long term with a modest level of tracking error to the Benchmark.

1	MSCI World Index is a registered service mark of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the Fund.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

12	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Apple, Inc. (United States)	1.5%
2.	Google, Inc., Class A (United States)	1.2
3.	Exxon Mobil Corp. (United States)	1.2
4.	Johnson & Johnson (United States)	1.1
5.	Microsoft Corp. (United States)	1.0
6.	Wells Fargo & Co. (United States)	1.0
7.	Procter & Gamble Co. (The) (United States)	0.8
8.	Chevron Corp. (United States)	0.8
9.	Nestle S.A. (Switzerland)	0.8
10.	Roche Holding AG (Switzerland)	0.8

PORTFOLIO COMPOSITION BY COUNTRY*
United States	50.9%
Japan	8.3
United Kingdom	8.0
Switzerland	4.5
France	3.8
Germany	3.6
Australia	3.2
Canada	3.1
Netherlands	1.9
Spain	1.7
Hong Kong	1.2
Others (each less than 1.0%)	5.3
Short-Term Investment	4.5

*	Percentages indicated are based on total investments as of October 31, 2013. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	13

JPMorgan Global Research Enhanced Index Fund

FUND SUMMARY

FOR THE PERIOD FEBRUARY 28, 2013 (FUND INCEPTION DATE) THROUGH OCTOBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2013

	INCEPTION DATE OF CLASS	SINCE INCEPTION
CLASS A SHARES	2/28/13
Without Sales Charge		15.53%
With Sales Charge*		9.48
CLASS C SHARES	2/28/13
Without CDSC		15.20
With CDSC**		14.20
CLASS R2 SHARES	2/28/13	15.33
SELECT CLASS SHARES	2/28/13	15.80

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/13 TO 10/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2013.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Global Research Enhanced Index Fund and MSCI World Index from February 28, 2013 to October 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

14	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

JPMorgan International Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	21.23%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	26.88%

Net Assets as of 10/31/2013 (In Thousands)	$2,004,954

INVESTMENT OBJECTIVE**

The JPMorgan International Equity Fund (the “Fund”) seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2013. The Fund’s security selection in the financials, energy and information technology sectors was the major detractor from relative performance. Security selection in the consumer discretionary sector also lagged but was partially offset by the Fund’s overweight position in the sector, which was additive to relative performance. The Fund’s underweight position in the utilities sector contributed positively to relative performance.

Individual detractors from the Fund’s relative performance included its overweight positions versus the Benchmark in Tullow Oil plc and Standard Chartered plc. Shares of Tullow Oil plc fell sharply as new projects yielded disappointing results. Standard Chartered plc, a British multinational banking and financial services company that derives a significant portion of its earnings from emerging markets, saw earnings slow at its key business units. Also detracting from relative performance was Benchmark holding Softbank Corp., a Japanese telecommunications firm. The company’s shares rallied sharply in response to its majority purchase of Sprint Corp, as well as increased domestic market share gains, and not having a position in the stock detracted from relative return.

Contributing to relative performance versus the Benchmark were the Fund’s overweight positions in Daikin Industries, Ltd., WPP plc and Sands China Ltd. Shares of Daikin Industries, Ltd., a Japanese multinational air conditioning manufacturer, performed strongly on the back of market share gains in China, a weaker yen and improving economic conditions in Japan. WPP plc, a British advertising and public relations company, reported solid revenue growth, as economic conditions in the key U.S. and UK markets continued to improve. Shares of Sands China Ltd., a developer and operator of casinos in Macao (near Hong Kong), rose to record highs as increased capacity and growing consumer affluence in Asia continued to fuel revenue growth.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced securities of well-managed companies with the potential to grow their earnings faster than their industry peers.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc, Class A (Netherlands)	2.8%
2.	HSBC Holdings plc (United Kingdom)	2.6
3.	BG Group plc (United Kingdom)	2.2
4.	Toyota Motor Corp. (Japan)	2.2
5.	Nestle S.A. (Switzerland)	2.1
6.	Novartis AG (Switzerland)	2.0
7.	Roche Holding AG (Switzerland)	2.0
8.	Standard Chartered plc (United Kingdom)	2.0
9.	Vodafone Group plc (United Kingdom)	1.9
10.	Prudential plc (United Kingdom)	1.7

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	23.1%
Japan	16.9
Switzerland	14.0
France	12.0
Germany	9.6
Netherlands	5.5
Hong Kong	3.7
China	3.2
Australia	2.1
South Korea	1.6
Belgium	1.4
Others (each less than 1.0%)	3.8
Short-Term Investment	3.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2013. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	15

JPMorgan International Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/28/02
Without Sales Charge		20.85%	11.82%	7.17%
With Sales Charge*		14.51	10.63	6.60
CLASS B SHARES	2/28/02
Without CDSC		20.26	11.24	6.71
With CDSC**		15.26	10.98	6.71
CLASS C SHARES	1/31/03
Without CDSC		20.25	11.25	6.60
With CDSC***		19.25	11.25	6.60
CLASS R2 SHARES	11/3/08	20.58	11.53	7.03
CLASS R5 SHARES	5/15/06	21.42	12.31	7.61
CLASS R6 SHARES	11/30/10	21.47	12.34	7.63
SELECT CLASS SHARES	1/1/97	21.23	12.11	7.46

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/03 TO 10/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R5 Shares prior to its inception date were based on the performance of the Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R2 Shares prior to its inception date were based on the performance of Class A Shares. The actual returns of R2 Shares would have been lower than those shown because R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to its inception date were based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R5 Shares have different expenses than Class R6 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from October 31, 2003 to October 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of certain mutual funds within the Fund’s designated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

16	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	17

JPMorgan International Equity Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	26.18%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) GDP Index	29.17%

Net Assets as of 10/31/2013 (In Thousands)	$598,976

INVESTMENT OBJECTIVE**

The JPMorgan International Equity Index Fund (the “Fund”) seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the MSCI EAFE Gross Domestic Product (“GDP”) Index1 (the “Benchmark”).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Benchmark for the twelve months ended October 31, 2013. The Fund’s exposure to emerging market securities, which are not held in the Benchmark, drove the Fund’s relative underperformance as emerging market securities underperformed international developed markets securities during the reporting period.

The Fund’s strategy is not a full replication approach. The Fund seeks to achieve a correlation of 0.90 with the Benchmark, without taking into account the Fund’s expenses. Perfect correlation would be 1.00. The tracking error (a measure of how closely the return of a portfolio follows the return of an index to which it is benchmarked) of this strategy during the reporting period can be attributed to the Fund not owning all the names in the Benchmark and the Fund’s exposure to emerging market securities.

HOW WAS THE FUND POSITIONED?

Effective February 28, 2013, the Fund’s portfolio management team changed. The Fund’s portfolio managers constructed the Fund with country weightings based on GDP rather than equity market capitalization. Each country was weighted by GDP, because the Fund’s portfolio managers believed that this measure served as a better indication of each country’s potential earning power than traditional market capitalization.

During the reporting period, the Fund’s portfolio managers used a combination of exchange-traded funds and futures to help manage cash flows. The Fund sought returns that modestly exceed those of the Benchmark over the long term with a modest level of risk relative to the Benchmark, and attempted to provide broad international exposure for investors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Eni S.p.A. (Italy)	1.8%
2.	Banco Santander S.A. (Spain)	1.4
3.	Bayer AG (Germany)	1.3
4.	Toyota Motor Corp. (Japan)	1.2
5.	Siemens AG (Germany)	1.2
6.	SAP AG (Germany)	1.1
7.	BASF SE (Germany)	1.1
8.	Allianz SE (Germany)	1.1
9.	Anheuser-Busch InBev N.V. (Belgium)	1.0
10.	Telefonica S.A. (Spain)	1.0

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	20.1%
Germany	12.9
France	8.8
United Kingdom	8.2
Italy	7.3
Spain	5.9
Australia	4.8
Netherlands	3.5
Switzerland	2.9
Belgium	2.2
Sweden	1.6
Austria	1.5
Finland	1.4
Norway	1.4
Hong Kong	1.1
Portugal	1.1
Denmark	1.0
Others (each less than 1.0%)	11.0
Short-Term Investment	3.3

[1]	MSCI EAFE Gross Domestic Product (“GDP”) Index is a registered service mark of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the Fund.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2013. The Fund’s portfolio composition is subject to change.

18	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/23/93
Without Sales Charge		25.84%	10.60%	7.36%
With Sales Charge*		19.20	9.41	6.78
CLASS B SHARES	1/14/94
Without CDSC		25.13	9.83	6.74
With CDSC**		20.13	9.55	6.74
CLASS C SHARES	11/4/97
Without CDSC		25.09	9.83	6.60
With CDSC***		24.09	9.83	6.60
CLASS R2 SHARES	11/3/08	25.52	10.31	7.08
SELECT CLASS SHARES	10/28/92	26.18	10.87	7.63

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/03 To 10/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date were based on the performance of the Select Class Shares. Class R2 Shares performance has been adjusted to reflect the difference in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Index Fund, the MSCI EAFE GDP Index and Lipper International Multi-Cap Core Funds Index from October 31, 2003 to October 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE GDP Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE GDP Index is a country weighted index that is designed to measure the size of developed market economies, excluding the U.S. & Canada. The Lipper International Multi-Cap Core Funds Index is based on the total returns of certain mutual funds within the Fund’s designated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside of the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	19

JPMorgan International Opportunities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	25.60%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	26.88%

Net Assets as of 10/31/2013 (In Thousands)	$1,437,767

INVESTMENT OBJECTIVE**

The JPMorgan International Opportunities Fund (the “Fund”) seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2013. The Fund’s security selection in the energy and technology-hardware sectors detracted from its relative performance. The Fund’s security selection in the telecommunications and basic industries sectors contributed to relative performance.

Individual detractors from the Fund’s relative performance included its out-of-Benchmark positions in Hon Hai Precision Industry Co., Ltd. and Belle International Holdings Limited. An overweight position in Tullow Oil plc was also negative for performance. Shares of Hon Hai Precision Industry Co., Ltd. fell due to concerns about slowing sales of Apple products. Apple is the largest client of the Taiwanese consumer electronics manufacturer. Shares of Belle International Holdings Limited, a Chinese footwear retailer, fell sharply in the wake of slower Chinese growth and a poor profit report. Tullow Oil plc is engaged in the exploration, development and production of natural gas and oil. The company’s shares fell sharply as new projects yielded disappointing results.

Individual contributors to the Fund’s relative performance included its overweight positions versus the Benchmark in Softbank Corp. and Sands China Ltd., as well as out-of-Benchmark holding Valeo SA. Shares of Softbank Corp., a

Japanese telecommunications firm, rallied sharply in response to the company’s majority purchase of Sprint Corp., as well as increased domestic market share gains. Shares of Sands China Ltd., a developer and operator of casinos in Macao (near Hong Kong), rose to record highs as increased capacity and growing consumer affluence in Asia continued to fuel revenue growth. Shares of Valeo SA, a French automotive parts manufacturer, rose on growing exports to China and North America and the prospect of an improving European economy.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, seeking to identify what they believed were the most attractive investment opportunities within each sector. The Fund’s portfolio managers looked for securities that they believed possessed an attractive valuation signal (as measured by a proprietary dividend discount model) and a timely catalyst that would enable the security to realize its inherent value.

In addition, the Fund employed futures and currency forwards to help manage cash flows and attempt to keep the Fund’s currency exposure in line with that of its Benchmark.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

20	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	HSBC Holdings plc (United Kingdom)	2.7%
2.	Roche Holding AG (Switzerland)	2.6
3.	Novartis AG (Switzerland)	2.6
4.	Bayer AG (Germany)	2.3
5.	Vodafone Group plc (United Kingdom)	2.3
6.	BG Group plc (United Kingdom)	1.9
7.	British American Tobacco plc (United Kingdom)	1.9
8.	Toyota Motor Corp. (Japan)	1.8
9.	Japan Tobacco, Inc. (Japan)	1.7
10.	Honda Motor Co., Ltd. (Japan)	1.7

PORTFOLIO COMPOSITION BY COUNTRY*
United Kingdom	21.1%
Japan	19.2
Germany	11.9
France	11.3
Switzerland	9.3
Netherlands	4.7
Hong Kong	4.3
Sweden	3.4
Australia	2.1
Denmark	1.7
South Korea	1.6
Belgium	1.3
Canada	1.2
Finland	1.1
China	1.1
Spain	1.1
Others (each less than 1.0%)	2.2
Short-Term Investment	1.4

*	Percentages indicated are based on total investments as of October 31, 2013. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	21

JPMorgan International Opportunities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/10/01
Without Sales Charge		25.09%	11.54%	7.34%
With Sales Charge*		18.53	10.35	6.77
CLASS B SHARES	9/10/01
Without CDSC		24.45	10.98	6.91
With CDSC**		19.45	10.72	6.91
CLASS C SHARES	7/31/07
Without CDSC		24.41	10.99	6.80
With CDSC***		23.41	10.99	6.80
CLASS R6 SHARES	11/30/10	25.71	12.09	7.93
INSTITUTIONAL CLASS SHARES	2/26/97	25.60	12.02	7.90
SELECT CLASS SHARES	9/10/01	25.38	11.82	7.67

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/03 TO 10/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date were based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

Returns for Class R6 Shares prior to its inception date were based on the performance of Institutional Class Shares. The actual returns of Class R6 Shares would have been different than those shown because Institutional Class Shares have different expenses than Class R6 Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Opportunities Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from October 31, 2003 to October 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of certain mutual funds within the Fund’s designated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

22	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	23

JPMorgan International Unconstrained Equity Fund

FUND SUMMARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	22.49%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	26.88%
Morgan Stanley Capital International (“MSCI”) All Country World Index, ex-U.S. (net of foreign withholding taxes)	20.29%

Net Assets as of 10/31/2013 (In Thousands)	$4,296

INVESTMENT OBJECTIVE**

The JPMorgan International Unconstrained Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve-month period ended October 31, 2013. The Fund’s underweight position versus the Benchmark in Japan, in particular its lack of exposure to Japanese companies that cater to domestic Japanese demand, was a major detractor from relative performance. The Fund’s exposure to emerging market equities, which are not represented in the Benchmark and underperformed their developed country counterparts, also weighed on performance. Stock selection in the UK and Pacific (ex-Japan) regions contributed to relative return. From a sector perspective, stock selection in the financials and information technology sectors detracted from relative performance. Stock selection and an overweight position versus the Benchmark in the consumer discretionary sector contributed positively to relative return, as did lack of any exposure to the utilities sector.

Individual detractors from the Fund’s relative performance included overweight positions versus the Benchmark in HDFC Bank, Nitto Denko Corp. and Rio Tinto Plc. Shares of HDFC Bank struggled, as did Indian banks in general, as the Reserve Bank of India raised interest rates and tightened lenders’ access to cash in an effort to stabilize the rupee. Shares of Nitto Denko Corp., a Japanese chemical and materials company, underperformed as operating profits rose less than expected and management’s full year projections fell short of Wall Street estimates. Shares of Rio Tinto Plc, one of the world’s leading mining companies, fell as concerns about global growth, particularly in China, weighed on commodity prices.

Individual contributors to the Fund’s relative performance included its overweight positions versus the Benchmark in Prudential Plc and Sands China Ltd. Shares of Prudential Plc, a UK-based insurance group, performed well as growth in the company’s Asian operations stimulated earnings, enabling the company to raise dividends. Shares of Sands China Ltd., a developer and operator of casinos in Macao (near Hong Kong), rose to record highs as increased capacity and growing consumer affluence in Asia continued to fuel revenue growth. Also contributing to relative performance was the Fund’s position in out-of-Benchmark holding Atresmedia Corporacion De Medios De Comunicacion Sa. Shares of Atresmedia Corporacion De Medios De Comunicacion Sa, a Spanish television broadcaster, performed well as Spain’s economy emerged from recession and the company received the go-ahead to merge with smaller rival, La Sexta.

HOW WAS THE FUND POSITIONED?

The Fund primarily invested in equity securities of international companies and was generally unconstrained by any particular capitalization, style or sector. The Fund invested in companies across capitalization sizes, sectors and geographic locations, including emerging markets.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

24	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Cie Financiere Richemont S.A. (Switzerland)	3.3%
2.	Prudential plc (United Kingdom)	3.2
3.	Standard Chartered plc (United Kingdom)	3.2
4.	Rio Tinto plc (United Kingdom)	3.0
5.	Roche Holding AG (Switzerland)	3.0
6.	HSBC Holdings plc (United Kingdom)	3.0
7.	Cheung Kong Holdings Ltd. (Hong Kong)	2.9
8.	Kering (France)	2.8
9.	Toyota Motor Corp. (Japan)	2.7
10.	UBS AG (Switzerland)	2.6

PORTFOLIO COMPOSITION BY COUNTRY*
United Kingdom	26.6%
France	11.9
Japan	11.3
Switzerland	10.8
Germany	10.4
Canada	4.7
Hong Kong	4.7
South Korea	4.4
Spain	3.9
United States	2.4
India	2.2
Sweden	2.2
Russia	2.0
Belgium	1.5
South Africa	1.0

*	Percentages indicated are based on total investments as of October 31, 2013. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	25

JPMorgan International Unconstrained Equity Fund

FUND SUMMARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2013

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/11
Without Sales Charge		22.23%	19.51%
With Sales Charge*		15.80	16.20
CLASS C SHARES	11/30/11
Without CDSC		21.61	18.90
With CDSC**		20.61	18.90
CLASS R2 SHARES	11/30/11	21.92	19.20
CLASS R5 SHARES	11/30/11	22.76	20.03
CLASS R6 SHARES	11/30/11	22.80	20.08
SELECT CLASS SHARES	11/30/11	22.49	19.78

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/11 To 10/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Unconstrained Equity Fund, the MSCI EAFE Index and the MSCI All Country World Index, ex-U.S. from November 30, 2011 to October 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the MSCI All Country World Index, ex-U.S. does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI All Country World Index, ex-U.S. is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through May 30, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

26	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

JPMorgan International Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	26.72%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Value Index (net of foreign withholding taxes)	27.79%

Net Assets as of 10/31/2013 (In Thousands)	$3,076,523

INVESTMENT OBJECTIVE**

The JPMorgan International Value Fund (the “Fund”) seeks to provide high total return from a portfolio of foreign company equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the MSCI EAFE Value Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2013. The Fund’s security selection in the technology-hardware, transport services and consumer cyclicals and energy sectors detracted from relative performance. Contributing to relative performance versus the Benchmark was security selection in the basic industries, property and insurance sectors.

Individual detractors from relative performance included the Fund’s out-of-Benchmark positions in China Shenhua Energy Co., Ltd., First Quantum Minerals Ltd. and Nitto Denko Corp. Shares of China Shenhua Energy Co., Ltd., a coal mining and energy company, fell on the back of weak coal prices and moderating economic growth in the People’s Republic of China. First Quantum Minerals Ltd. is a mining company. Its shares struggled as concerns about growth, particularly in China, weighed on commodity prices. Shares of Nitto Denko Corp., a Japanese chemical and materials company, underperformed as operating profits rose less than expected and management’s full year projections fell short of estimates.

Individual contributors to relative performance included the Fund’s out-of-Benchmark position in European Aeronautic Defence and Space Company N.V. and overweight positions relative to the Benchmark in Electricite de France SA, and Sumitomo Mitsui Financial Group, Inc. European Aeronautic

Defence and Space Company N.V. is an aerospace company. Its shares rose on the back of strong orders for commercial aircraft. Shares of Electricite de France SA, a French power generator, rose during the reporting period, driven in part by the prospect that economic activity in the euro zone would improve. The company was also recently granted permission to raise tariffs, even as it continues to cut costs and pay down debt. Sumitomo Mitsui Financial Group, Inc. is a Japanese banking and financial services company. Its shares moved sharply higher as economic prospects for Japan improved in the wake of the election of a new pro-growth government.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, seeking to identify what they believed were the most attractive value investment opportunities within each sector. The Fund’s portfolio managers looked for securities that they believed possessed an attractive valuation signal (as measured by a proprietary dividend discount model) and a timely catalyst that would enable the security to realize its inherent value.

In addition, the Fund employed futures and currency forwards to help manage cash flows and attempt to keep the Fund’s currency exposure in line with the U.S.-dollar denominated Benchmark.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	27

JPMorgan International Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	HSBC Holdings plc (United Kingdom)	3.4%
2.	Vodafone Group plc (United Kingdom)	3.3
3.	Royal Dutch Shell plc, Class A (Netherlands)	2.9
4.	BNP Paribas S.A. (France)	2.4
5.	Mitsubishi UFJ Financial Group, Inc. (Japan)	2.3
6.	Eni S.p.A. (Italy)	2.3
7.	Bayer AG (Germany)	2.0
8.	Toyota Motor Corp. (Japan)	1.9
9.	Novartis AG (Switzerland)	1.8
10.	Swiss Re AG (Switzerland)	1.8

PORTFOLIO COMPOSITION BY COUNTRY*
Japan	21.2%
United Kingdom	16.7
France	15.5
Germany	11.4
Switzerland	6.1
Netherlands	4.6
Italy	3.9
Hong Kong	2.9
Sweden	2.6
Australia	2.4
Spain	1.5
Belgium	1.3
China	1.3
Finland	1.1
Denmark	1.1
South Korea	1.0
Others (each less than 1.0%)	2.6
Short-Term Investment	2.8

*	Percentages indicated are based on total investments as of October 31, 2013. The Fund’s portfolio composition is subject to change.

28	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		26.13%	11.00%	8.63%
With Sales Charge*		19.55	9.82	8.05
CLASS B SHARES	9/28/01
Without CDSC		25.64	10.46	8.20
With CDSC**		20.64	10.19	8.20
CLASS C SHARES	7/11/06
Without CDSC		25.58	10.46	8.10
With CDSC***		24.58	10.46	8.10
CLASS R2 SHARES	11/3/08	25.91	10.73	8.50
CLASS R6 SHARES	11/30/10	26.84	11.52	9.14
INSTITUTIONAL CLASS SHARES	11/4/93	26.72	11.46	9.11
SELECT CLASS SHARES	9/10/01	26.46	11.27	8.88

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/03 TO 10/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The performance of Class C Shares prior to its inception date is based on the performance of Class B Shares of the Fund. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

Returns for Class R2 Shares prior to its inception date were based on the performance of Class A Shares. The actual returns of R2 Shares would have been lower than those shown because R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to its inception date were based on the performance of Institutional Class Shares. The actual returns of Class R6 Shares would have been different than those shown because Institutional Class Shares have different expenses than Class R6 Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Value Fund, the MSCI EAFE Value Index and the Lipper International Large-Cap Value Funds Average from October 31, 2003 to October 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Value Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in the world’s equity markets, excluding the U.S. and Canada. Investors cannot invest directly in an index. The Lipper International Large-Cap Value Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	29

JPMorgan International Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited) (continued)

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

30	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

JPMorgan Intrepid International Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	26.90%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	26.88%

Net Assets as of 10/31/2013 (In Thousands)	$657,879

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid International Fund (the “Fund”) seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) modestly outperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2013. The Fund’s portfolio managers attempted to construct the Fund so that security selection and style factors (i.e., growth and value characteristics) would be the primary drivers of returns. Security selection in the industrials and health care sectors was a key contributor to performance relative to the Benchmark. Security selection and an overweight position versus the Benchmark in the consumer discretionary sector also contributed to results. Detracting from relative performance was security selection in the financials, information technology and energy sectors.

Individual contributors to performance relative to the Benchmark included the Fund’s overweights in easyJet plc, ITV Plc and AXA S.A. Shares of European discount airline company easyJet plc benefited from stronger profits. The company increased its efforts to attract more passengers by offering preferred seating, flexible tickets and higher frequencies on key routes. Shares of ITV Plc, a British media company, rose on strong revenue. The company has been reducing its dependence on advertising by investing more in content creation. Shares of AXA S.A., a French insurance company, rallied as Europe’s economy stabilized and began to show signs of strength. The prospect of higher interest rates in the U.S. also helped to boost the stock.

Individual detractors from performance relative to the Benchmark included the Fund’s positioning in Daimler Ag, Petroleo Brasiliero Sa Pfd and Nokia Oyj. The Fund was underweight shares in Daimler Ag, a German automobile manufacturer, which benefited from an improving European economy and expansion in China, now the world’s largest automobile market. Shares of out-of-Benchmark holding Petroleo Brasiliero Sa Pfd, a Brazilian energy company, struggled amid weak commodity prices and concerns about government intervention in the company’s operations. The Fund had no position in Benchmark holding Nokia Oyj, a Finnish telecommunications company, whose shares moved sharply higher after it agreed to sell its core cell phone operations to Microsoft.

HOW WAS THE FUND POSITIONED?

The Fund’s strategy is rooted in the notion that investor behavior is influenced by human emotion and this influence gives rise to persistent growth and value anomalies within the market. During the reporting period, the Fund’s portfolio managers sought to exploit these anomalies by utilizing a series of style screens designed to identify securities with attractive growth and/or value characteristics, targeting names that possessed high earnings momentum, strong price momentum, low price-to-book ratios and low price-to-earnings ratios.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	31

JPMorgan Intrepid International Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Vodafone Group plc (United Kingdom)	1.9%
2.	Roche Holding AG (Switzerland)	1.8
3.	Royal Dutch Shell plc, Class B (Netherlands)	1.7
4.	Novartis AG (Switzerland)	1.6
5.	Toyota Motor Corp. (Japan)	1.6
6.	HSBC Holdings plc (United Kingdom)	1.4
7.	Bayer AG (Germany)	1.4
8.	Total S.A. (France)	1.3
9.	Nestle S.A. (Switzerland)	1.3
10.	BHP Billiton Ltd. (Australia)	1.2

PORTFOLIO COMPOSITION BY COUNTRY*
Japan	19.5%
United Kingdom	19.4
Switzerland	12.1
France	10.4
Germany	9.6
Netherlands	5.6
Australia	5.5
Sweden	2.7
Spain	2.2
Hong Kong	1.7
Finland	1.4
China	1.3
Others (each less than 1.0%)	6.4
Short-Term Investment	2.2

*	Percentages indicated are based on total investments as of October 31, 2013. The Fund’s portfolio composition is subject to change.

32	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/30/01
Without Sales Charge		26.25%	11.15%	6.24%
With Sales Charge*		19.63	9.95	5.67
CLASS C SHARES	2/28/06
Without CDSC		25.60	10.60	5.83
With CDSC**		24.60	10.60	5.83
CLASS R2 SHARES	11/3/08	26.02	10.88	6.11
INSTITUTIONAL CLASS SHARES	4/30/01	26.90	11.72	6.79
SELECT CLASS SHARES	2/28/06	26.56	11.44	6.59

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/03 TO 10/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C and Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns for Class C and Class R2 Shares would have been lower than those shown because Class C and Class R2 Shares have higher expenses than Class A Shares.

Returns for Select Class Shares prior to its inception date were based on the performance of Institutional Class Shares. The actual returns for Select Class Shares would have been lower than those shown because Select Class Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Intrepid International Fund, the MSCI EAFE Index and the Lipper International Multi-Cap Core Funds Index from October 31, 2003 to October 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Multi-Cap Core Funds Index is based on the total returns of certain mutual funds within the Fund’s designated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	33

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.4%
	Brazil — 12.7%
981	Banco do Brasil S.A. (m)	13,029
218	Cia Brasileira de Distribuicao Grupo Pao de Acucar (Preference Shares), ADR (m)	10,986
482	Cia de Bebidas das Americas (Preference Shares), ADR (m)	17,924
1,224	Embraer S.A. (m)	8,930
1,135	Even Construtora e Incorporadora S.A. (m)	4,229
272	Ez Tec Empreendimentos e Participacoes S.A. (m)	3,999
317	Grendene S.A. (m)	2,869
1,451	Itau Unibanco Holding S.A. (Preference Shares), ADR (m)	22,365
115	M. Dias Branco S.A. (m)	5,377
281	Petroleo Brasileiro S.A., ADR (m)	4,906
390	Porto Seguro S.A. (m)	4,899
584	Sul America S.A. (m)	4,272
517	Telefonica Brasil S.A., ADR (m)	11,462
1,206	Tim Participacoes S.A. (m)	6,147
555	Vale S.A., ADR (m)	8,881

		130,275

	China — 17.4%
32,182	Bank of China Ltd., Class H (m)	15,110
31,296	China Construction Bank Corp., Class H (m)	24,349
6,079	China Merchants Bank Co., Ltd., Class H (m)	12,088
3,737	China Minsheng Banking Corp., Ltd., Class H (m)	4,282
18,705	China Petroleum & Chemical Corp., Class H (m)	15,142
6,447	China Shanshui Cement Group Ltd. (m)	2,296
9,035	CNOOC Ltd. (m)	18,377
6,580	Dongyue Group (m)	3,106
406	Giant Interactive Group, Inc., ADR (m)	3,595
1,817	Great Wall Motor Co., Ltd., Class H (m)	10,680
3,296	Guangzhou R&F Properties Co., Ltd., Class H (m)	5,775
34,627	Industrial & Commercial Bank of China Ltd., Class H (m)	24,274
11,780	Lenovo Group Ltd. (m)	12,619
141	NetEase, Inc., ADR (m)	9,530
134	Perfect World Co., Ltd., ADR (m)	2,348
1,373	Ping An Insurance Group Co. of China Ltd., Class H (m)	10,827
172	WuXi PharmaTech Cayman, Inc., ADR (a) (m)	5,033

		179,431

	Hong Kong — 5.4%
12,458	Bosideng International Holdings Ltd. (m)	2,876
2,696	Chaoda Modern Agriculture Holdings Ltd. (a) (i)	—
2,288	China Mobile Ltd. (m)	23,771

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hong Kong — Continued
7,260	Geely Automobile Holdings Ltd. (m)	3,660
23,223	Shenzhen International Holdings Ltd. (m)	2,845
6,552	Shougang Fushan Resources Group Ltd. (m)	2,206
3,932	SJM Holdings Ltd. (m)	12,714
9,368	Skyworth Digital Holdings Ltd. (m)	4,544
4,872	Truly International Holdings (m)	3,091

		55,707

	Hungary — 1.0%
474	OTP Bank plc (m)	9,829

	India — 6.5%
364	HCL Technologies Ltd. (m)	6,496
1,036	Housing Development Finance Corp. (m)	14,391
328	Infosys Ltd., ADR (m)	17,404
1,955	Oil & Natural Gas Corp., Ltd. (m)	9,343
283	Oil India Ltd. (m)	2,179
230	Punjab National Bank (m)	2,035
939	Rural Electrification Corp. Ltd. (m)	2,962
402	Tata Motors Ltd., ADR (m)	12,597

		67,407

	Indonesia — 1.8%
7,158	Bank Rakyat Indonesia Persero Tbk PT (m)	5,023
5,351	Indofood Sukses Makmur Tbk PT (m)	3,153
48,435	Telekomunikasi Indonesia Persero Tbk PT (m)	10,075

		18,251

	Mexico — 0.6%
3,366	Compartamos S.A.B. de C.V. (m)	6,558

	Netherlands — 0.4%
263	VimpelCom Ltd., ADR (m)	3,778

	Poland — 4.3%
240	Eurocash S.A. (m)	3,684
257	KGHM Polska Miedz S.A. (m)	10,383
1,407	Polskie Gornictwo Naftowe i Gazownictwo S.A. (m)	2,587
1,147	Powszechna Kasa Oszczednosci Bank Polski S.A. (m)	15,189
79	Powszechny Zaklad Ubezpieczen S.A. (m)	11,982

		43,825

	Qatar — 0.5%
118	Industries Qatar QSC (m)	5,185

	Russia — 9.7%
282	CTC Media, Inc. (m)	3,570
296	Lukoil OAO, ADR (m)	19,375
19	Magnit OJSC (m)	5,210
777	MMC Norilsk Nickel OJSC, ADR (m)	11,731

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Russia — Continued
308	Mobile Telesystems OJSC (m)	3,264
494	Mobile Telesystems OJSC, ADR (m)	11,269
1,637	Rosneft OAO, Reg.S, GDR (m)	12,914
967	Sberbank of Russia (m)	3,101
1,310	Sberbank of Russia, ADR (m)	16,703
307	Tatneft OAO, ADR (m)	12,599

		99,736

	South Africa — 4.3%
827	African Bank Investments Ltd. (m)	1,401
634	AVI Ltd. (m)	3,728
668	Clicks Group Ltd. (m)	4,164
3,564	FirstRand Ltd. (m)	12,794
466	Imperial Holdings Ltd. (m)	9,906
386	MTN Group Ltd. (m)	7,673
156	Tiger Brands Ltd. (m)	4,563

		44,229

	South Korea — 15.2%
258	DGB Financial Group, Inc. (m)	4,140
20	GS Home Shopping, Inc. (m)	4,547
93	Halla Visteon Climate Control Corp. (m)	3,484
40	Hyosung Corp. (m)	2,726
87	Hyundai Motor Co. (m)	20,639
173	Kangwon Land, Inc. (m)	4,759
253	Kia Motors Corp. (m)	14,722
170	KT&G Corp. (m)	12,385
193	Partron Co. Ltd. (m)	3,106
41	Samsung Electronics Co., Ltd. (m)	56,301
28	SK Holdings Co., Ltd. (m)	5,057
260	SK Hynix, Inc. (a) (m)	7,837
30	SK Telecom Co., Ltd. (m)	6,592
901	Woori Finance Holdings Co., Ltd. (m)	10,677

		156,972

	Taiwan — 11.7%
976	Catcher Technology Co., Ltd. (m)	5,675
1,330	Chicony Electronics Co., Ltd. (m)	3,316
2,157	Chipbond Technology Corp. (m)	4,359
8,584	Fubon Financial Holding Co., Ltd. (m)	12,580
4,083	Hon Hai Precision Industry Co., Ltd. (m)	10,381
886	Hon Hai Precision Industry Co., Ltd., Reg.S, GDR (m)	4,394
1,021	Huaku Development Co., Ltd. (m)	2,859
3,292	Inventec Corp. (m)	2,947
2,083	Kenda Rubber Industrial Co., Ltd. (m)	4,096
4,608	Lite-On Technology Corp. (m)	8,067
4,579	Pou Chen Corp. (m)	5,578

SHARES	SECURITY DESCRIPTION	VALUE($)

	Taiwan — Continued
2,036	Realtek Semiconductor Corp. (m)	4,733
1,769	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	32,566
542	TPK Holding Co., Ltd. (m)	3,805
6,412	Uni-President Enterprises Corp. (m)	12,210
2,501	Vanguard International Semiconductor Corp. (m)	2,703

		120,269

	Thailand — 0.5%
7,221	Krung Thai Bank PCL, NVDR (m)	4,723

	Turkey — 4.9%
706	Arcelik A.S. (m)	4,499
2,589	Eregli Demir ve Celik Fabrikalari TAS (m)	3,579
208	Ford Otomotiv Sanayi A.S. (m)	2,927
257	Koza Altin Isletmeleri A.S. (m)	4,547
632	Tofas Turk Otomobil Fabrikasi A.S. (m)	4,177
360	Tupras Turkiye Petrol Rafinerileri A.S. (m)	8,145
1,007	Turk Hava Yollari (m)	3,928
532	Turkcell Iletisim Hizmetleri A.S. (a) (m)	3,300
1,035	Turkiye Halk Bankasi A.S. (m)	8,313
2,760	Turkiye Is Bankasi, Class C (m)	7,541

		50,956

	United Arab Emirates — 1.5%
5,608	Air Arabia PJSC (m)	2,213
948	Dragon Oil plc (m)	8,976
1,062	First Gulf Bank PJSC (m)	4,692

		15,881

	Total Common Stocks (Cost $957,829)	1,013,012

Preferred Stock — 0.3%
	Brazil — 0.3%
425	Banco do Estado do Rio Grande do Sul S.A., Class B (m) (Cost $3,586)	3,063

Short-Term Investment — 1.4%
	Investment Company — 1.4%
14,082	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $14,082)	14,082

	Total Investments — 100.1% (Cost $975,497)	1,030,157
	Liabilities in Excess of Other Assets — (0.1)%	(571)

	NET ASSETS — 100.0%	$1,029,586

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	35

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands)

Summary of Investments by Industry, October 31, 2013

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	20.4%
Oil, Gas & Consumable Fuels	11.1
Semiconductors & Semiconductor Equipment	10.5
Automobiles	6.7
Wireless Telecommunication Services	6.4
Metals & Mining	4.0
Computers & Peripherals	3.2
Insurance	3.1
Diversified Financial Services	2.9
Food Products	2.8
Electronic Equipment, Instruments & Components	2.4
Food & Staples Retailing	2.3

INDUSTRY	PERCENTAGE
IT Services	2.3%
Diversified Telecommunication Services	2.1
Beverages	1.7
Hotels, Restaurants & Leisure	1.7
Household Durables	1.7
Thrifts & Mortgage Finance	1.4
Tobacco	1.2
Textiles, Apparel & Luxury Goods	1.1
Industrial Conglomerates	1.0
Distributors	1.0
Others (each less than 1.0%)	7.6
Short Term Investment	1.4

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.6%
	Brazil — 9.9%
6,256	CCR S.A. (m)	52,025
1,427	Cia de Bebidas das Americas (Preference Shares), ADR (m)	53,073
1,280	Cielo S.A. (m)	38,843
2,098	Itau Unibanco Holding S.A. (Preference Shares), ADR (m)	32,337
956	Lojas Renner S.A. (m)	28,812
850	Marcopolo S.A. (m)	2,125
2,002	Ultrapar Participacoes S.A. (m)	53,340
3,411	Vale S.A. (Preference Shares), ADR (m)	49,938
2,184	WEG S.A. (m)	28,364

		338,857

	China — 6.5%
33,803	CNOOC Ltd. (m)	68,754
27,255	Sun Art Retail Group Ltd. (m)	44,642
596	Tencent Holdings Ltd. (m)	32,500
4,110	Tsingtao Brewery Co., Ltd., Class H (m)	33,659
11,458	Wynn Macau Ltd. (m)	43,986

		223,541

	Colombia — 1.5%
2,419	Pacific Rubiales Energy Corp. (m)	50,043

	Cyprus — 1.0%
392	Eurasia Drilling Co., Ltd., Reg. S, GDR (m)	16,581
1,078	Globaltrans Investment plc, Reg. S, GDR (m)	16,387

		32,968

	Hong Kong — 7.3%
18,562	AIA Group Ltd. (m)	94,255
5,177	China Mobile Ltd. (m)	53,797
854	Jardine Matheson Holdings Ltd. (m)	46,555
7,585	Sands China Ltd. (m)	53,929

		248,536

	India — 16.0%
1,689	ACC Ltd. (m)	31,155
5,472	Ambuja Cements Ltd. (m)	16,738
1,900	Asian Paints Ltd. (m)	16,649
1,467	HDFC Bank Ltd., ADR (m)	53,193
8,798	Housing Development Finance Corp. (m)	122,247
48	Infosys Ltd. (m)	2,538
1,284	Infosys Ltd., ADR (m)	68,123
10,793	ITC Ltd. (m)	58,745
1,478	Kotak Mahindra Bank Ltd. (m)	18,088
1,785	Larsen & Toubro Ltd. (m)	28,258
3,843	Mahindra & Mahindra Financial Services Ltd. (m)	17,650

SHARES	SECURITY DESCRIPTION	VALUE($)

	India — Continued
1,894	Mahindra & Mahindra Ltd. (m)	27,327
2,524	Tata Consultancy Services Ltd. (m)	86,708

		547,419

	Indonesia — 3.3%
87,490	Astra International Tbk PT (m)	51,583
87,388	Bank Rakyat Indonesia Persero Tbk PT (m)	61,331

		112,914

	Luxembourg — 1.9%
1,387	Tenaris S.A., ADR (m)	64,931

	Malaysia — 1.0%
5,935	Public Bank Bhd (m)	34,446

	Mexico — 2.7%
11,517	Fibra Uno Administracion S.A. de C.V. (m)	35,822
4,092	Grupo Financiero Banorte S.A.B. de C.V., Class O (m)	26,116
11,957	Wal-Mart de Mexico S.A.B. de C.V., Series V, (m)	31,085

		93,023

	Panama — 0.5%
113	Copa Holdings S.A., Class A (m)	16,853

	Peru — 1.5%
364	Credicorp Ltd. (m)	49,763

	Poland — 0.3%
644	Eurocash S.A. (m)	9,892

	Russia — 4.2%
759	Magnit OJSC, Reg. S, GDR (m)	48,775
2,735	Mobile Telesystems OJSC (m)	28,971
10,507	Sberbank of Russia (m)	33,696
2,445	Sberbank of Russia, ADR (m)	31,183

		142,625

	South Africa — 14.9%
6,827	African Bank Investments Ltd. (m)	11,561
799	African Rainbow Minerals Ltd. (m)	15,288
2,552	Bidvest Group Ltd. (m)	68,005
820	Capitec Bank Holdings Ltd. (m)	17,483
14,912	FirstRand Ltd. (m)	53,533
680	Imperial Holdings Ltd. (m)	14,453
684	Kumba Iron Ore Ltd. (m)	28,588
1,285	Massmart Holdings Ltd. (m)	20,599
2,263	Mr Price Group Ltd. (m)	35,612
3,654	MTN Group Ltd. (m)	72,633
2,526	Remgro Ltd. (m)	51,444
3,547	Shoprite Holdings Ltd. (m)	64,947

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	37

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	South Africa — Continued
7,033	Woolworths Holdings Ltd. (m)	52,900

		507,046

	South Korea — 7.6%
118	Hyundai Mobis (m)	33,311
376	Hyundai Motor Co. (m)	89,623
99	Samsung Electronics Co., Ltd. (m)	136,520

		259,454

	Taiwan — 5.6%
12,734	Delta Electronics, Inc. (m)	66,223
5,800	President Chain Store Corp. (m)	42,305
4,563	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	83,998

		192,526

	Thailand — 3.5%
3,916	Advanced Info Service PCL, NVDR (m)	32,070
8,942	Siam Commercial Bank PCL (The) (m)	47,412
11,532	Total Access Communication PCL, NVDR (m)	41,653

		121,135

	Turkey — 3.0%
6,113	KOC Holding A.S. (m)	29,939
3,378	TAV Havalimanlari Holding A.S. (m)	24,439
11,918	Turkiye Garanti Bankasi A.S. (m)	47,788

		102,166

	United Kingdom — 3.4%
1,228	SABMiller plc (m)	64,045
2,113	Standard Chartered plc (m)	50,740

		114,785

	Total Common Stocks (Cost $2,758,496)	3,262,923

Preferred Stocks — 0.9%
	Brazil — 0.9%
1,184	Itau Unibanco Holding S.A. (m)	18,281
4,129	Marcopolo S.A. (m)	10,653

	Total Preferred Stocks (Cost $24,691)	28,934

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 4.1%
	Investment Company — 4.1%
141,356	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $141,356)	141,356

	Total Investments — 100.6% (Cost $2,924,543)	3,433,213
	Liabilities in Excess of Other Assets — (0.6)%	(21,520)

	NET ASSETS — 100.0%	$3,411,693

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2013

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	14.7%
Food & Staples Retailing	7.6
Wireless Telecommunication Services	6.7
Semiconductors & Semiconductor Equipment	6.4
IT Services	5.7
Oil, Gas & Consumable Fuels	5.0
Automobiles	4.9
Beverages	4.4
Industrial Conglomerates	4.2
Diversified Financial Services	3.9
Thrifts & Mortgage Finance	3.6
Hotels, Restaurants & Leisure	2.9
Insurance	2.7
Metals & Mining	2.7
Multiline Retail	2.4
Energy Equipment & Services	2.4
Transportation Infrastructure	2.2
Electronic Equipment, Instruments & Components	1.9
Tobacco	1.7
Construction Materials	1.4
Machinery	1.2
Real Estate Investment Trusts (REITs)	1.0
Specialty Retail	1.0
Auto Components	1.0
Others (each less than 1.0%)	4.3
Short-Term Investment	4.1

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

JPMorgan Global Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.7%
	Australia — 5.2%
86	Australia & New Zealand Banking Group Ltd. (m)	2,768
261	Goodman Group (m)	1,248
230	Transurban Group (m)	1,546

		5,562

	Belgium — 0.8%
5	Solvay S.A. (m)	856

	Brazil — 1.7%
20	Cia de Bebidas das Americas (Preference Shares), ADR (m)	730
117	Cia Energetica de Minas Gerais, ADR (m)	1,053

		1,783

	Canada — 1.9%
29	Bank of Montreal (m)	2,041

	China — 1.9%
323	China Shenhua Energy Co., Ltd., Class H (m)	981
286	Wynn Macau Ltd. (m)	1,098

		2,079

	Denmark — 1.5%
176	TDC A/S (m)	1,585

	Finland — 0.2%
16	UPM-Kymmene OYJ (m)	254

	France — 10.2%
51	AXA S.A. (m)	1,276
18	BNP Paribas S.A. (m)	1,308
54	Electricite de France S.A. (m)	1,900
68	GDF Suez (m)	1,693
11	Schneider Electric S.A. (m)	915
21	Total S.A. (m)	1,269
6	Unibail-Rodamco SE (m)	1,588
16	Vinci S.A. (m)	1,046

		10,995

	Germany — 5.5%
16	BASF SE (m)	1,635
18	Daimler AG (m)	1,505
122	Deutsche Telekom AG (m)	1,913
19	ProSiebenSat.1 Media AG (m)	890

		5,943

	Hong Kong — 0.8%
72	Hutchison Whampoa Ltd. (m)	897

	Italy — 2.2%
93	Eni S.p.A. (m)	2,369

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — 6.9%
55	Japan Tobacco, Inc. (m)	2,001
55	Seven & I Holdings Co., Ltd. (m)	2,047
27	Sumitomo Mitsui Financial Group, Inc. (m)	1,315
31	Toyota Motor Corp. (m)	2,029

		7,392

	Netherlands — 2.5%
82	Royal Dutch Shell plc, Class A (m)	2,738

	Norway — 0.9%
39	Telenor ASA (m)	930

	Singapore — 2.6%
84	Keppel Corp., Ltd. (m)	733
681	Singapore Telecommunications Ltd. (m)	2,068

		2,801

	Sweden — 3.3%
38	Electrolux AB, Series B, (m)	932
51	Swedbank AB, Class A (m)	1,327
113	Telefonaktiebolaget LM Ericsson, Class B (m)	1,348

		3,607

	Switzerland — 5.6%
20	Novartis AG (m)	1,519
7	Roche Holding AG (m)	1,807
30	Swiss Re AG (a) (m)	2,653

		5,979

	Taiwan — 0.3%
296	Siliconware Precision Industries Co. (m)	360

	United Kingdom — 10.7%
72	British Sky Broadcasting Group plc (m)	1,075
218	Centrica plc (m)	1,231
233	Direct Line Insurance Group plc (m)	839
69	GlaxoSmithKline plc (m)	1,822
147	HSBC Holdings plc (m)	1,607
56	Pearson plc (m)	1,168
56	Persimmon plc (a) (m)	1,124
739	Vodafone Group plc (m)	2,706

		11,572

	United States — 32.0%
96	Applied Materials, Inc. (m)	1,716
32	Bristol-Myers Squibb Co. (m)	1,697
7	Chevron Corp. (m)	887
85	Cisco Systems, Inc. (m)	1,915
19	CME Group, Inc. (m)	1,408
34	ConocoPhillips (m)	2,472

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	39

JPMorgan Global Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	United States — Continued
26	Dow Chemical Co. (The) (m)	1,043
14	Home Depot, Inc. (The) (m)	1,074
27	Johnson & Johnson (m)	2,465
28	Lorillard, Inc. (m)	1,417
48	Masco Corp. (m)	1,013
20	McDonald’s Corp. (m)	1,889
18	Merck & Co., Inc. (m)	799
20	MetLife, Inc. (m)	933
85	Microsoft Corp. (m)	2,991
27	PACCAR, Inc. (m)	1,486
15	Sempra Energy (m)	1,386
31	Time Warner, Inc. (m)	2,154
10	United Technologies Corp. (m)	1,077
28	Verizon Communications, Inc. (m)	1,393
35	Wells Fargo & Co. (m)	1,489
19	Williams Cos., Inc. (The) (m)	682
37	Xcel Energy, Inc. (m)	1,073

		34,459

	Total Common Stocks (Cost $91,573)	104,202

Short-Term Investment — 3.7%
	Investment Company — 3.7%
3,942	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $3,942)	3,942

	Total Investments — 100.4% (Cost $95,515)	108,144
	Liabilities in Excess of Other Assets — (0.4)%	(460)

	NET ASSETS — 100.0%	$107,684

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2013

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	11.0%
Oil, Gas & Consumable Fuels	10.5
Pharmaceuticals	9.3
Diversified Telecommunication Services	7.3
Insurance	5.3
Media	4.9
Multi-Utilities	4.0
Electric Utilities	3.7
Automobiles	3.3
Chemicals	3.3
Tobacco	3.2
Communications Equipment	3.0
Software	2.8
Hotels, Restaurants & Leisure	2.8
Real Estate Investment Trusts (REITs)	2.6
Wireless Telecommunication Services	2.5
Semiconductors & Semiconductor Equipment	1.9
Household Durables	1.9
Food & Staples Retailing	1.9
Industrial Conglomerates	1.5
Transportation Infrastructure	1.4
Machinery	1.4
Diversified Financial Services	1.3
Aerospace & Defense	1.0
Specialty Retail	1.0
Construction & Engineering	1.0
Others (each less than 1.0%)	2.6
Short-Term Investments	3.6

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
2,294,561	CAD	Citibank, N.A.	12/20/13	$2,219	$2,198	$(21)
676,791	CHF	TD Bank Financial Group	12/20/13	725	746	21
662,170	EUR	Citibank, N.A.	12/20/13	900	899	(1)
211,568	EUR	Societe Generale	12/20/13	285	287	2
278,609	GBP	Royal Bank of Canada	12/20/13	449	447	(2)
124,026	GBP	Societe Generale	12/20/13	198	199	1
196,374	GBP	State Street Corp.	12/20/13	316	315	(1)
287,304	GBP	Westpac Banking Corp.	12/20/13	457	460	3
2,076,922	HKD	BNP Paribas	12/20/13	268	268	— (h)
1,819,316	HKD	State Street Corp.	12/20/13	235	235	— (h)
139,559,395	JPY	Credit Suisse International	12/20/13	1,424	1,420	(4)
55,559,217	JPY	Royal Bank of Canada	12/20/13	572	565	(7)
241,873	NZD	Merrill Lynch International	12/20/13	197	199	2
				$8,245	$8,238	$(7)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
1,835,317	AUD	Merrill Lynch International	12/20/13	$1,705	$1,729	$(24)
2,165,679	CHF	Morgan Stanley	12/20/13	2,339	2,388	(49)
935,948	DKK	Goldman Sachs International	12/20/13	168	171	(3)
308,263	EUR	Barclays Bank plc	12/20/13	420	418	2
192,158	EUR	BNP Paribas	12/20/13	260	260	— (h)
317,666	EUR	HSBC Bank, N.A.	12/20/13	435	432	3
342,317	EUR	Royal Bank of Canada	12/20/13	465	465	— (h)
727,229	EUR	State Street Corp.	12/20/13	983	987	(4)
4,245,110	EUR	Westpac Banking Corp.	12/20/13	5,707	5,765	(58)
144,563	GBP	BNP Paribas	12/20/13	232	232	— (h)
2,724,767	GBP	Goldman Sachs International	12/20/13	4,332	4,367	(35)
403,960	GBP	Morgan Stanley	12/20/13	649	647	2
231,073	GBP	Royal Bank of Scotland	12/20/13	368	371	(3)
2,251,352	HKD	BNP Paribas	12/20/13	291	291	— (h)
12,166,419	HKD	Credit Suisse International	12/20/13	1,569	1,569	— (h)
30,130,325	JPY	Royal Bank of Canada	12/20/13	311	306	5
3,435,056	NOK	Morgan Stanley	12/20/13	581	576	5
12,996,076	SEK	Morgan Stanley	12/20/13	2,005	2,003	2
638,041	SGD	BNP Paribas	12/20/13	511	514	(3)
1,931,139	SGD	Credit Suisse International	12/20/13	1,532	1,555	(23)
				$24,863	$25,046	$(183)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	41

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 95.1%
	Australia — 3.2%
51	AGL Energy Ltd. (m)	752
14	ALS Ltd. (m)	128
119	Amcor Ltd. (m)	1,220
106	AMP Ltd. (m)	477
16	APA Group (m)	94
108	Asciano Ltd. (m)	591
159	Aurizon Holdings Ltd. (m)	721
173	Australia & New Zealand Banking Group Ltd. (m)	5,534
178	BHP Billiton Ltd. (m)	6,283
77	Brambles Ltd. (m)	678
19	Coca-Cola Amatil Ltd. (m)	227
99	Commonwealth Bank of Australia (m)	7,163
50	Computershare Ltd. (m)	508
4	Crown Ltd. (m)	56
35	CSL Ltd. (m)	2,307
328	Dexus Property Group (m)	336
78	Echo Entertainment Group Ltd. (m)	196
302	Federation Centres Ltd. (m)	708
154	Fortescue Metals Group Ltd. (m)	757
139	Goodman Group (m)	664
217	GPT Group (m)	756
239	Incitec Pivot Ltd. (m)	602
102	Insurance Australia Group Ltd. (m)	593
74	Lend Lease Group (m)	793
13	Macquarie Group Ltd. (m)	605
438	Mirvac Group (m)	719
120	National Australia Bank Ltd. (m)	4,000
18	Newcrest Mining Ltd. (m)	178
30	Origin Energy Ltd. (m)	418
74	QBE Insurance Group Ltd. (m)	1,037
12	Ramsay Health Care Ltd. (m)	445
34	Rio Tinto Ltd. (m)	2,048
75	Santos Ltd. (m)	1,067
7	Seek Ltd. (m)	85
13	Stockland (m)	49
115	Suncorp Group Ltd. (m)	1,455
188	Telstra Corp., Ltd. (m)	918
61	Toll Holdings Ltd. (m)	332
77	Transurban Group (m)	515
71	Wesfarmers Ltd. (m)	2,888
146	Westfield Group (m)	1,493
237	Westfield Retail Trust (m)	691
158	Westpac Banking Corp. (m)	5,134
50	Woodside Petroleum Ltd. (m)	1,832
68	Woolworths Ltd. (m)	2,251

SHARES	SECURITY DESCRIPTION	VALUE($)

	Australia — Continued
15	WorleyParsons Ltd. (m)	322

		60,626

	Austria — 0.1%
14	Andritz AG (m)	850
161	Telekom Austria AG (m)	1,326

		2,176

	Belgium — 0.5%
29	Anheuser-Busch InBev N.V. (m)	2,966
24	Solvay S.A. (m)	3,694
32	UCB S.A. (m)	2,119

		8,779

	Bermuda — 0.3%
38	Axis Capital Holdings Ltd. (m)	1,812
3	Everest Re Group Ltd. (m)	445
33	Genpact Ltd. (a) (m)	662
75	Marvell Technology Group Ltd. (m)	905
5	PartnerRe Ltd. (m)	536
19	RenaissanceRe Holdings Ltd. (m)	1,797

		6,157

	Canada — 3.1%
9	Agnico-Eagle Mines Ltd. (m)	271
8	Agrium, Inc. (m)	669
7	Alimentation Couche Tard, Inc., Class B (m)	476
16	ARC Resources Ltd. (m)	416
34	Bank of Montreal (m)	2,400
62	Bank of Nova Scotia (m)	3,741
55	Barrick Gold Corp. (m)	1,061
13	BCE, Inc. (m)	587
75	Bombardier, Inc., Class B (m)	343
30	Brookfield Asset Management, Inc., Class A (m)	1,175
21	Cameco Corp. (m)	407
22	Canadian Imperial Bank of Commerce (m)	1,854
23	Canadian National Railway Co. (m)	2,543
58	Canadian Natural Resources Ltd. (m)	1,854
25	Canadian Oil Sands Ltd. (m)	491
9	Canadian Pacific Railway Ltd. (m)	1,308
41	Cenovus Energy, Inc. (m)	1,206
19	Crescent Point Energy Corp. (m)	727
37	Eldorado Gold Corp. (m)	250
40	Enbridge, Inc. (m)	1,738
39	Encana Corp. (m)	704
24	First Quantum Minerals Ltd. (m)	461
10	Fortis, Inc. (m)	310

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Canada — Continued
8		Franco-Nevada Corp. (m)	356
44		Goldcorp, Inc. (m)	1,110
15		Great-West Lifeco, Inc. (m)	469
18		Husky Energy, Inc. (m)	508
16		Imperial Oil Ltd. (m)	706
7		Intact Financial Corp. (m)	437
62		Kinross Gold Corp. (m)	313
11		Lululemon Athletica, Inc. (a) (m)	734
17		Magna International, Inc. (m)	1,440
96		Manulife Financial Corp. (m)	1,701
5		Metro, Inc. (m)	325
9		National Bank of Canada (m)	757
16		Pembina Pipeline Corp. (m)	515
45		Potash Corp. of Saskatchewan, Inc. (m)	1,409
18		Power Corp. of Canada (m)	542
13		Power Financial Corp. (m)	428
20		Rogers Communications, Inc., Class B (m)	929
78		Royal Bank of Canada (m)	5,247
7		Saputo, Inc. (m)	345
20		Shaw Communications, Inc., Class B (m)	482
11		Shoppers Drug Mart Corp. (m)	639
19		Silver Wheaton Corp. (m)	435
8		SNC-Lavalin Group, Inc. (m)	346
32		Sun Life Financial, Inc. (m)	1,071
85		Suncor Energy, Inc. (m)	3,076
57		Talisman Energy, Inc. (m)	709
31		Teck Resources Ltd., Class B (m)	828
8		Tim Hortons, Inc. (m)	492
49		Toronto-Dominion Bank (The) (m)	4,517
38		TransCanada Corp. (m)	1,691
42		Yamana Gold, Inc. (m)	412

			57,961

		China — 0.0% (g)
16		AAC Technologies Holdings, Inc. (m)	69
75		MGM China Holdings Ltd. (m)	259

			328

		Colombia — 0.0% (g)
—	(h)	Pacific Rubiales Energy Corp. (m)	1

		Denmark — 0.7%
—	(h)	AP Moeller - Maersk A/S, Class B (m)	1,364
13		Carlsberg A/S, Class B (m)	1,257
115		Danske Bank A/S (a) (m)	2,694
37		Novo Nordisk A/S, Class B (m)	6,164
167		TDC A/S (m)	1,507

			12,986

SHARES	SECURITY DESCRIPTION	VALUE($)

	Finland — 0.2%
42	Nokian Renkaat OYJ (m)	2,109
160	UPM-Kymmene OYJ (m)	2,544

		4,653

	France — 3.8%
16	Air Liquide S.A. (m)	2,129
25	AtoS (m)	2,151
230	AXA S.A. (m)	5,722
70	BNP Paribas S.A. (m)	5,180
43	Bouygues S.A. (m)	1,659
60	Cie de St-Gobain (m)	3,146
28	Cie Generale des Etablissements Michelin (m)	2,867
96	Electricite de France S.A. (m)	3,366
81	European Aeronautic Defence and Space Co. N.V. (m)	5,573
140	GDF Suez (m)	3,459
20	Lafarge S.A. (m)	1,410
9	LVMH Moet Hennessy Louis Vuitton S.A. (m)	1,707
63	Orange S.A. (m)	868
25	Renault S.A. (m)	2,194
57	Sanofi (m)	6,041
69	Schneider Electric S.A. (m)	5,787
74	Societe Generale S.A. (m)	4,181
23	Sodexo (m)	2,234
66	Thales S.A. (m)	4,071
117	Total S.A. (m)	7,189
4	Unibail-Rodamco SE (m)	1,041

		71,975

	Germany — 3.4%
39	Allianz SE (m)	6,487
69	BASF SE (m)	7,121
70	Bayer AG (m)	8,651
28	Bayerische Motoren Werke AG (m)	3,176
16	Brenntag AG (m)	2,723
26	Continental AG (m)	4,814
44	Daimler AG (m)	3,595
63	Deutsche Bank AG (m)	3,048
129	Deutsche Telekom AG (m)	2,024
110	E.ON SE (m)	1,999
46	HeidelbergCement AG (m)	3,585
6	Linde AG (m)	1,210
47	Metro AG (m)	2,222
8	Muenchener Rueckversicherungs AG (m)	1,600
17	RWE AG (m)	629
83	SAP AG (m)	6,510
28	Siemens AG (m)	3,532

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	43

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Germany — Continued
25	ThyssenKrupp AG (a) (m)	630

		63,556

	Hong Kong — 1.2%
639	AIA Group Ltd. (m)	3,247
235	BOC Hong Kong Holdings Ltd. (m)	767
115	Cheung Kong Holdings Ltd. (m)	1,796
90	Cheung Kong Infrastructure Holdings Ltd. (m)	626
56	CLP Holdings Ltd. (m)	447
156	Galaxy Entertainment Group Ltd. (a) (m)	1,164
62	Hang Seng Bank Ltd. (m)	1,027
273	HKT Trust/HKT Ltd. (m)	253
248	Hong Kong & China Gas Co., Ltd. (m)	578
39	Hong Kong Exchanges and Clearing Ltd. (m)	624
154	Hutchison Whampoa Ltd. (m)	1,919
67	Kerry Properties Ltd. (m)	291
92	Li & Fung Ltd. (m)	130
154	Link REIT (The) (m)	775
8	Michael Kors Holdings Ltd. (a) (m)	616
186	MTR Corp., Ltd. (m)	719
123	Noble Group Ltd. (m)	102
254	NWS Holdings Ltd. (m)	397
80	Orient Overseas International Ltd. (m)	413
106	Power Assets Holdings Ltd. (m)	883
191	Sands China Ltd. (m)	1,359
416	Sino Land Co., Ltd. (m)	583
76	SJM Holdings Ltd. (m)	246
77	Sun Hung Kai Properties Ltd. (m)	1,009
133	Wharf Holdings Ltd. (m)	1,119
89	Wheelock & Co., Ltd. (m)	454
172	Yue Yuen Industrial Holdings Ltd. (m)	471

		22,015

	Ireland — 0.5%
16	Accenture plc, Class A (m)	1,209
54	Eaton Corp. plc (m)	3,841
2	Mallinckrodt plc (a) (m)	76
103	Shire plc (m)	4,567

		9,693

	Italy — 0.9%
78	Assicurazioni Generali S.p.A. (m)	1,821
367	Enel S.p.A. (m)	1,621
236	Eni S.p.A. (m)	6,000
918	Intesa Sanpaolo S.p.A. (m)	2,277
1,163	Telecom Italia S.p.A. (m)	1,134
468	UniCredit SpA (m)	3,514

		16,367

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — 8.3%
71	77 Bank Ltd. (The) (m)	351
23	Aeon Co., Ltd. (m)	310
19	Aisin Seiki Co., Ltd. (m)	776
60	Ajinomoto Co., Inc. (m)	840
1	Alfresa Holdings Corp. (m)	55
28	ANA Holdings, Inc. (m)	58
25	Arcs Co., Ltd. (m)	474
10	Asahi Group Holdings Ltd. (m)	260
128	Asahi Kasei Corp. (m)	974
42	Astellas Pharma, Inc. (m)	2,364
106	Bank of Yokohama Ltd. (The) (m)	585
44	Bridgestone Corp. (m)	1,512
52	Canon, Inc. (m)	1,641
12	Central Japan Railway Co. (m)	1,543
21	Chubu Electric Power Co., Inc. (m)	317
22	Chugoku Electric Power Co., Inc. (The) (m)	340
67	Citizen Holdings Co., Ltd. (m)	481
34	Coca-Cola West Co., Ltd. (m)	698
69	Dai-ichi Life Insurance Co., Ltd. (The) (m)	986
10	Daiichi Sankyo Co., Ltd. (m)	182
22	Daikin Industries Ltd. (m)	1,277
114	Dainippon Screen Manufacturing Co., Ltd. (a) (m)	655
6	Daito Trust Construction Co., Ltd. (m)	562
49	Daiwa House Industry Co., Ltd. (m)	982
43	Daiwa Securities Group, Inc. (m)	393
122	Denki Kagaku Kogyo KK (m)	512
14	Denso Corp. (m)	683
23	Dentsu, Inc. (m)	869
5	Disco Corp. (m)	322
51	DMG Mori Seiki Co., Ltd. (m)	831
28	East Japan Railway Co. (m)	2,467
25	Electric Power Development Co., Ltd. (m)	799
8	FANUC Corp. (m)	1,315
3	Fast Retailing Co., Ltd. (m)	1,043
14	Fuji Heavy Industries Ltd. (m)	383
12	Fuji Media Holdings, Inc. (m)	231
188	Fujitsu Ltd. (a) (m)	808
37	Fukuoka Financial Group, Inc. (m)	167
236	Furukawa Electric Co., Ltd. (m)	547
74	Gunma Bank Ltd. (The) (m)	428
3	Hajime Construction Co. Ltd. (m)	181
7	Hirose Electric Co., Ltd. (m)	1,129
1	Hisamitsu Pharmaceutical Co., Inc. (m)	27
338	Hitachi Ltd. (m)	2,364
279	Hokuhoku Financial Group, Inc. (m)	575

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Japan — Continued
114	Honda Motor Co., Ltd. (m)	4,532
31	Ibiden Co., Ltd. (m)	532
99	Inpex Corp. (m)	1,141
21	Isetan Mitsukoshi Holdings Ltd. (m)	318
24	Isuzu Motors Ltd. (m)	149
18	ITOCHU Corp. (m)	220
23	Itochu Techno-Solutions Corp. (m)	891
6	Japan Exchange Group, Inc. (m)	128
91	Japan Tobacco, Inc. (m)	3,282
39	JFE Holdings, Inc. (m)	887
298	JX Holdings, Inc. (m)	1,472
56	Kansai Electric Power Co., Inc. (The) (a) (m)	713
14	Kao Corp. (m)	453
179	Kawasaki Heavy Industries Ltd. (m)	699
37	KDDI Corp. (m)	2,015
72	Keio Corp. (m)	499
1	Keyence Corp. (m)	257
9	Kintetsu World Express, Inc. (m)	347
30	Kirin Holdings Co., Ltd. (m)	438
205	Kobe Steel Ltd. (a) (m)	362
51	Komatsu Ltd. (m)	1,112
7	Konica Minolta, Inc. (m)	54
108	Kubota Corp. (m)	1,599
21	Kyocera Corp. (m)	1,070
63	Kyowa Hakko Kirin Co., Ltd. (m)	696
46	Kyushu Electric Power Co., Inc. (a) (m)	649
6	LIXIL Group Corp. (m)	134
11	Mabuchi Motor Co., Ltd. (m)	558
9	Makita Corp. (m)	460
111	Marubeni Corp. (m)	869
74	Marui Group Co., Ltd. (m)	705
57	Mazda Motor Corp. (a) (m)	257
39	Medipal Holdings Corp. (m)	529
1	Miraca Holdings, Inc. (m)	36
79	Mitsubishi Corp. (m)	1,604
131	Mitsubishi Electric Corp. (m)	1,440
46	Mitsubishi Estate Co., Ltd. (m)	1,315
94	Mitsubishi Gas Chemical Co., Inc. (m)	768
264	Mitsubishi Heavy Industries Ltd. (m)	1,678
9	Mitsubishi Logistics Corp. (m)	125
7	Mitsubishi Motors Corp. (a) (m)	82
887	Mitsubishi UFJ Financial Group, Inc. (m)	5,649
166	Mitsui & Co., Ltd. (m)	2,373
222	Mitsui Chemicals, Inc. (m)	590
74	Mitsui Fudosan Co., Ltd. (m)	2,451
35	Mitsui Mining & Smelting Co., Ltd. (m)	89

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — Continued
165	Mitsui OSK Lines Ltd. (m)	698
1,016	Mizuho Financial Group, Inc. (m)	2,133
13	MS&AD Insurance Group Holdings (m)	323
4	Murata Manufacturing Co., Ltd. (m)	305
34	NGK Spark Plug Co., Ltd. (m)	776
21	Nikon Corp. (m)	390
3	Nintendo Co., Ltd. (m)	304
37	Nippon Meat Packers, Inc. (m)	542
6	Nippon Paper Industries Co., Ltd. (m)	100
677	Nippon Steel & Sumitomo Metal Corp. (m)	2,234
34	Nippon Telegraph & Telephone Corp. (m)	1,757
159	Nishi-Nippon City Bank Ltd. (The) (m)	430
154	Nissan Motor Co., Ltd. (m)	1,544
22	Nitto Denko Corp. (m)	1,164
17	NKSJ Holdings, Inc. (m)	427
287	Nomura Holdings, Inc. (m)	2,117
26	Nomura Research Institute Ltd. (m)	886
129	North Pacific Bank Ltd. (m)	561
60	NSK Ltd. (m)	641
48	NTT DOCOMO, Inc. (m)	763
23	NTT Urban Development Corp. (m)	297
21	Olympus Corp. (a) (m)	678
21	Omron Corp. (m)	813
34	Onward Holdings Co., Ltd. (m)	281
96	ORIX Corp. (m)	1,665
4	Otsuka Corp. (m)	480
50	Otsuka Holdings Co., Ltd. (m)	1,433
127	Panasonic Corp. (m)	1,300
129	Resona Holdings, Inc. (m)	670
77	Ricoh Co., Ltd. (m)	813
6	Rinnai Corp. (m)	441
1	Ryohin Keikaku Co., Ltd. (m)	80
11	Sanrio Co., Ltd. (m)	626
2	Santen Pharmaceutical Co., Ltd. (m)	86
22	Sanwa Holdings Corp. (m)	141
5	SBI Holdings, Inc. (m)	56
7	Secom Co., Ltd. (m)	446
32	Sega Sammy Holdings, Inc. (m)	823
28	Seiko Epson Corp. (m)	459
77	Sekisui Chemical Co., Ltd. (m)	895
31	Sekisui House Ltd. (m)	445
40	Seven & I Holdings Co., Ltd. (m)	1,462
2	Shimamura Co., Ltd. (m)	236
10	Shin-Etsu Chemical Co., Ltd. (m)	577
37	Shinko Electric Industries Co., Ltd. (m)	327
7	Shiseido Co., Ltd. (m)	115

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	45

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Japan — Continued
3	SMC Corp. (m)	605
69	SoftBank Corp. (m)	5,116
70	Sony Corp. (m)	1,225
245	Sumitomo Bakelite Co., Ltd. (m)	883
202	Sumitomo Chemical Co., Ltd. (m)	740
90	Sumitomo Corp. (m)	1,176
26	Sumitomo Electric Industries Ltd. (m)	393
82	Sumitomo Mitsui Financial Group, Inc. (m)	3,973
208	Sumitomo Mitsui Trust Holdings, Inc. (m)	1,027
12	Sumitomo Realty & Development Co., Ltd. (m)	568
47	Sumitomo Rubber Industries Ltd. (m)	657
16	Sundrug Co., Ltd. (m)	778
28	Suzuken Co., Ltd. (m)	1,015
21	Suzuki Motor Corp. (m)	531
2	Sysmex Corp. (m)	113
58	T&D Holdings, Inc. (m)	696
6	Taisho Pharmaceutical Holdings Co., Ltd. (m)	442
32	Taiyo Yuden Co., Ltd. (m)	408
5	Takashimaya Co., Ltd. (m)	48
35	Takeda Pharmaceutical Co., Ltd. (m)	1,682
4	Terumo Corp. (m)	208
12	Tohoku Electric Power Co., Inc. (a) (m)	143
55	Tokio Marine Holdings, Inc. (m)	1,790
37	Tokyo Electric Power Co., Inc. (a) (m)	196
245	Tokyo Gas Co., Ltd. (m)	1,329
117	Tokyu Corp. (m)	797
125	Tokyu Fudosan Holdings Corp. (a) (m)	1,228
301	Toshiba Corp. (m)	1,279
10	Toyo Suisan Kaisha Ltd. (m)	318
9	Toyota Industries Corp. (m)	415
176	Toyota Motor Corp. (m)	11,431
1	Tsumura & Co. (m)	19
7	Unicharm Corp. (m)	437
9	West Japan Railway Co. (m)	381
17	Yakult Honsha Co., Ltd. (m)	879
9	Yamaha Motor Co., Ltd. (m)	142
16	Yamato Holdings Co., Ltd. (m)	342
23	Zeon Corp. (m)	274

		157,948

	Luxembourg — 0.1%
121	ArcelorMittal (m)	1,911

	Netherlands — 1.8%
343	Aegon N.V. (m)	2,729
23	ASML Holding N.V. (m)	2,216
131	ING Groep N.V., CVA (a) (m)	1,665

SHARES	SECURITY DESCRIPTION	VALUE($)

	Netherlands — Continued
154	Koninklijke Ahold N.V. (m)	2,919
169	Koninklijke KPN N.V. (a) (m)	539
124	Koninklijke Philips N.V. (m)	4,389
261	Royal Dutch Shell plc, Class A (m)	8,694
149	Royal Dutch Shell plc, Class B (m)	5,144
178	TNT Express N.V. (m)	1,645
130	Unilever N.V., CVA (m)	5,163

		35,103

	New Zealand — 0.0% (g)
234	Telecom Corp. of New Zealand Ltd. (m)	453

	Norway — 0.1%
34	Statoil ASA (m)	798
86	Telenor ASA (m)	2,076

		2,874

	Portugal — 0.2%
843	EDP - Energias de Portugal S.A. (m)	3,103

	Singapore — 0.8%
84	Avago Technologies Ltd. (m)	3,828
247	CapitaMalls Asia Ltd. (m)	401
10	City Developments Ltd. (m)	83
134	DBS Group Holdings Ltd. (m)	1,807
199	Genting Singapore plc (m)	243
280	Global Logistic Properties Ltd. (m)	695
1,446	Golden Agri-Resources Ltd. (m)	698
399	Hutchison Port Holdings Trust, Class U (m)	291
11	Jardine Cycle & Carriage Ltd. (m)	324
125	Keppel Corp., Ltd. (m)	1,091
90	Keppel Land Ltd. (m)	268
176	Oversea-Chinese Banking Corp., Ltd. (m)	1,472
31	Sembcorp Industries Ltd. (m)	133
46	Singapore Airlines Ltd. (m)	386
101	Singapore Exchange Ltd. (m)	596
38	Singapore Press Holdings Ltd. (m)	130
499	Singapore Telecommunications Ltd. (m)	1,515
52	United Overseas Bank Ltd. (m)	871
110	Wilmar International Ltd. (m)	306

		15,138

	Spain — 1.7%
36	Amadeus IT Holding S.A., Class A (m)	1,333
374	Banco Bilbao Vizcaya Argentaria S.A. (m)	4,375
547	Banco Santander S.A. (a) (m)	4,853
540	Bankia S.A. (a) (m)	809
380	Distribuidora Internacional de Alimentacion S.A. (m)	3,460

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Spain — Continued
593	Iberdrola S.A. (m)	3,720
21	Inditex S.A. (m)	3,451
173	Repsol S.A. (m)	4,645
322	Telefonica S.A. (m)	5,663

		32,309

	Sweden — 0.8%
134	Electrolux AB, Series B, (m)	3,296
350	Nordea Bank AB (m)	4,475
27	Svenska Handelsbanken AB, Class A (m)	1,221
87	Swedbank AB, Class A (m)	2,268
129	Tele2 AB, Class B (m)	1,549
181	Telefonaktiebolaget LM Ericsson, Class B (m)	2,161

		14,970

	Switzerland — 4.5%
72	ACE Ltd. (m)	6,884
50	Cie Financiere Richemont S.A., Class A (m)	5,107
82	Credit Suisse Group AG (a) (m)	2,543
641	Glencore Xstrata plc (a) (m)	3,488
56	Holcim Ltd. (a) (m)	4,138
206	Nestle S.A. (m)	14,842
38	Noble Corp. (m)	1,415
163	Novartis AG (m)	12,614
53	Roche Holding AG (m)	14,520
60	Swiss Re AG (a) (m)	5,235
9	Syngenta AG (m)	3,752
19	TE Connectivity Ltd. (m)	958
7	Transocean Ltd. (m)	342
46	Tyco International Ltd. (m)	1,671
210	UBS AG (a) (m)	4,062
59	Wolseley plc (m)	3,154
2	Zurich Insurance Group AG (a) (m)	660

		85,385

	United Kingdom — 8.0%
405	3i Group plc (m)	2,418
53	Anglo American plc (m)	1,259
7	Aon plc (m)	520
89	ARM Holdings plc (m)	1,397
119	Associated British Foods plc (m)	4,318
52	AstraZeneca plc (m)	2,731
952	Barclays plc (m)	4,005
191	BG Group plc (m)	3,900
128	BHP Billiton plc (m)	3,965
1,076	BP plc (m)	8,351
141	British American Tobacco plc (m)	7,799

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — Continued
813	BT Group plc (m)	4,920
15	Bunzl plc (m)	334
80	Burberry Group plc (m)	1,976
510	Centrica plc (m)	2,884
182	Diageo plc (m)	5,814
90	easyJet plc (m)	1,896
61	Ensco plc, Class A (m)	3,542
188	GlaxoSmithKline plc (m)	4,967
1,062	HSBC Holdings plc (m)	11,641
137	Imperial Tobacco Group plc (m)	5,107
95	InterContinental Hotels Group plc (m)	2,781
1,357	ITV plc (m)	4,150
432	J Sainsbury plc (m)	2,734
2,958	Lloyds Banking Group plc (a) (m)	3,659
218	Marks & Spencer Group plc (m)	1,761
342	Meggitt plc (m)	3,139
128	Pearson plc (m)	2,671
71	Petrofac Ltd. (m)	1,673
211	Prudential plc (m)	4,322
21	Randgold Resources Ltd. (m)	1,526
88	Rio Tinto plc (m)	4,446
249	Rolls-Royce Holdings plc (a) (m)	4,588
105	SABMiller plc (m)	5,472
13	SSE plc (m)	304
123	Standard Chartered plc (m)	2,962
131	Standard Life plc (m)	740
196	Tate & Lyle plc (m)	2,487
331	Tesco plc (m)	1,930
34	Tullow Oil plc (m)	511
2,781	Vodafone Group plc (m)	10,188
48	Whitbread plc (m)	2,641
286	William Hill plc (m)	1,837
308	WM Morrison Supermarkets plc (m)	1,391

		151,657

	United States — 50.9%
10	3M Co. (m)	1,220
178	Abbott Laboratories (m)	6,499
30	Actavis plc (a) (m)	4,586
93	Adobe Systems, Inc. (a) (m)	5,035
3	Aflac, Inc. (m)	172
15	AGCO Corp. (m)	856
24	Air Products & Chemicals, Inc. (m)	2,622
301	Alcoa, Inc. (m)	2,792
34	Alexion Pharmaceuticals, Inc. (a) (m)	4,179
43	Allergan, Inc. (m)	3,869

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	47

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		United States — Continued
11		Alliance Data Systems Corp. (a) (m)	2,584
26		Amazon.com, Inc. (a) (m)	9,601
16		Ameren Corp. (m)	575
8		American Campus Communities, Inc. (m)	264
17		American Express Co. (m)	1,427
38		American Water Works Co., Inc. (m)	1,633
3		Amgen, Inc. (m)	293
61		Anadarko Petroleum Corp. (m)	5,805
51		Apartment Investment & Management Co., Class A (m)	1,431
53		Apple, Inc. (m)	27,892
196		Applied Materials, Inc. (m)	3,503
131		Archer-Daniels-Midland Co. (m)	5,339
188		AT&T, Inc. (m)	6,797
10		AutoNation, Inc. (a) (m)	502
7		AutoZone, Inc. (a) (m)	3,069
6		Avery Dennison Corp. (m)	279
7		Avnet, Inc. (m)	264
25		Axiall Corp. (m)	965
16		Baker Hughes, Inc. (m)	954
42		Ball Corp. (m)	2,066
952		Bank of America Corp. (m)	13,297
54		Baxter International, Inc. (m)	3,533
47		Berkshire Hathaway, Inc., Class B (a) (m)	5,422
33		Biogen Idec, Inc. (a) (m)	8,101
8		BioMarin Pharmaceutical, Inc. (a) (m)	477
2		Boeing Co. (The) (m)	313
1		BorgWarner, Inc. (m)	123
11		Boston Properties, Inc. (m)	1,163
92		Brandywine Realty Trust (m)	1,308
206		Bristol-Myers Squibb Co. (m)	10,839
94		Broadcom Corp., Class A (m)	2,508
20		CA, Inc. (m)	645
26		Camden Property Trust (m)	1,672
56		Cameron International Corp. (a) (m)	3,086
81		Capital One Financial Corp. (m)	5,562
—	(h)	Catamaran Corp. (a) (m)	1
15		Caterpillar, Inc. (m)	1,285
71		CBL & Associates Properties, Inc. (m)	1,397
88		CBS Corp. (Non-Voting), Class B (m)	5,187
55		Celgene Corp. (a) (m)	8,099
26		Cerner Corp. (a) (m)	1,440
4		CF Industries Holdings, Inc. (m)	768
29		Cheniere Energy, Inc. (a) (m)	1,134
129		Chevron Corp. (m)	15,481
20		Cigna Corp. (m)	1,509

SHARES	SECURITY DESCRIPTION	VALUE($)

	United States — Continued
500	Cisco Systems, Inc. (m)	11,258
6	CIT Group, Inc. (a) (m)	291
281	Citigroup, Inc. (m)	13,709
29	Citrix Systems, Inc. (a) (m)	1,652
107	CMS Energy Corp. (m)	2,951
250	Coca-Cola Co. (The) (m)	9,897
34	Coca-Cola Enterprises, Inc. (m)	1,410
46	Cognizant Technology Solutions Corp., Class A (a) (m)	4,024
26	Colgate-Palmolive Co. (m)	1,651
258	Comcast Corp., Class A (m)	12,222
62	Comerica, Inc. (m)	2,684
39	ConocoPhillips (m)	2,845
89	Corning, Inc. (m)	1,519
2	Costco Wholesale Corp. (m)	283
40	Crown Holdings, Inc. (a) (m)	1,759
246	CSX Corp. (m)	6,421
144	CVS Caremark Corp. (m)	8,941
33	DaVita HealthCare Partners, Inc. (a) (m)	1,845
21	Deere & Co. (m)	1,694
37	Delta Air Lines, Inc. (m)	979
22	Denbury Resources, Inc. (a) (m)	427
32	Digital Realty Trust, Inc. (m)	1,542
44	DISH Network Corp., Class A (m)	2,122
158	Dow Chemical Co. (The) (m)	6,239
69	Dr. Pepper Snapple Group, Inc. (m)	3,275
44	DTE Energy Co. (m)	3,061
32	E.I. du Pont de Nemours & Co. (m)	1,974
104	eBay, Inc. (a) (m)	5,473
67	Edison International (m)	3,307
153	EMC Corp. (m)	3,690
115	Emerson Electric Co. (m)	7,721
30	EOG Resources, Inc. (m)	5,351
33	Extra Space Storage, Inc. (m)	1,504
247	Exxon Mobil Corp. (m)	22,108
83	Facebook, Inc., Class A (a) (m)	4,149
16	FedEx Corp. (m)	2,151
18	Fidelity National Information Services, Inc. (m)	879
17	Flowserve Corp. (m)	1,149
77	Fluor Corp. (m)	5,732
118	Freeport-McMoRan Copper & Gold, Inc. (m)	4,342
23	Freescale Semiconductor Ltd. (a) (m)	355
13	Gap, Inc. (The) (m)	492
29	General Dynamics Corp. (m)	2,513
434	General Electric Co. (m)	11,334
137	General Mills, Inc. (m)	6,924

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		United States — Continued
183		General Motors Co. (a) (m)	6,751
38		Gilead Sciences, Inc. (a) (m)	2,681
41		Goldman Sachs Group, Inc. (The) (m)	6,540
22		Google, Inc., Class A (a) (m)	22,280
67		Halliburton Co. (m)	3,554
—	(h)	Harris Corp. (m)	2
64		Hartford Financial Services Group, Inc. (m)	2,143
61		HCP, Inc. (m)	2,529
182		Hewlett-Packard Co. (m)	4,440
34		Highwoods Properties, Inc. (m)	1,315
11		HollyFrontier Corp. (m)	527
137		Home Depot, Inc. (The) (m)	10,679
100		Honeywell International, Inc. (m)	8,643
77		Host Hotels & Resorts, Inc. (m)	1,423
40		Humana, Inc. (m)	3,701
91		Intel Corp. (m)	2,232
17		IntercontinentalExchange, Inc. (a) (m)	3,269
53		International Business Machines Corp. (m)	9,574
40		International Paper Co. (m)	1,801
2		Intuitive Surgical, Inc. (a) (m)	914
117		Invesco Ltd. (m)	3,964
223		Johnson & Johnson (m)	20,640
109		Johnson Controls, Inc. (m)	5,051
1		KBR, Inc. (m)	30
44		Kimberly-Clark Corp. (m)	4,781
93		Kimco Realty Corp. (m)	1,991
11		KLA-Tencor Corp. (m)	717
59		Kroger Co. (The) (m)	2,515
10		L-3 Communications Holdings, Inc. (m)	1,018
46		Lam Research Corp. (a) (m)	2,519
33		Lennar Corp., Class A (m)	1,186
36		Lincoln National Corp. (m)	1,634
12		LinkedIn Corp., Class A (a) (m)	2,731
31		Lorillard, Inc. (m)	1,586
143		Lowe’s Cos., Inc. (m)	7,105
75		Macy’s, Inc. (m)	3,447
88		Marathon Oil Corp. (m)	3,112
60		Marathon Petroleum Corp. (m)	4,280
26		Marriott International, Inc., Class A (m)	1,166
97		Marsh & McLennan Cos., Inc. (m)	4,436
172		Masco Corp. (m)	3,636
9		MasterCard, Inc., Class A (m)	6,749
37		McDonald’s Corp. (m)	3,579
11		McGraw Hill Financial, Inc. (m)	792
25		McKesson Corp. (m)	3,897
139		Merck & Co., Inc. (m)	6,266

SHARES		SECURITY DESCRIPTION	VALUE($)

		United States — Continued
145		MetLife, Inc. (m)	6,879
15		Mettler-Toledo International, Inc. (a) (m)	3,791
—	(h)	Micron Technology, Inc. (a) (m)	7
548		Microsoft Corp. (m)	19,373
215		Mondelez International, Inc., Class A (m)	7,232
5		Monsanto Co. (m)	512
176		Morgan Stanley (m)	5,048
21		Mosaic Co. (The) (m)	981
7		National Fuel Gas Co. (m)	515
15		NetApp, Inc. (m)	564
76		NextEra Energy, Inc. (m)	6,452
130		NiSource, Inc. (m)	4,093
37		Nordstrom, Inc. (m)	2,233
70		Norfolk Southern Corp. (m)	6,009
6		NYSE Euronext (m)	255
83		Occidental Petroleum Corp. (m)	8,014
18		Omnicom Group, Inc. (m)	1,253
313		Oracle Corp. (m)	10,484
9		O’Reilly Automotive, Inc. (a) (m)	1,137
25		Owens-Illinois, Inc. (a) (m)	783
108		PACCAR, Inc. (m)	5,982
9		Parker Hannifin Corp. (m)	1,067
126		PepsiCo, Inc. (m)	10,613
13		Perrigo Co. (m)	1,751
3		PetSmart, Inc. (m)	202
230		Pfizer, Inc. (m)	7,069
145		Philip Morris International, Inc. (m)	12,899
30		Phillips 66 (m)	1,954
63		PNC Financial Services Group, Inc. (The) (m)	4,627
28		Post Properties, Inc. (m)	1,260
5		priceline.com, Inc. (a) (m)	5,101
193		Procter & Gamble Co. (The) (m)	15,573
46		Prudential Financial, Inc. (m)	3,723
129		PulteGroup, Inc. (m)	2,270
142		QUALCOMM, Inc. (m)	9,891
58		Questar Corp. (m)	1,382
6		Range Resources Corp. (m)	476
146		Regions Financial Corp. (m)	1,409
—	(h)	Rock Tenn Co., Class A (m)	4
25		Ross Stores, Inc. (m)	1,936
53		Royal Caribbean Cruises Ltd. (m)	2,224
31		SanDisk Corp. (m)	2,166
122		Schlumberger Ltd. (m)	11,422
10		Sealed Air Corp. (m)	293
53		Sempra Energy (m)	4,848
7		Sherwin-Williams Co. (The) (m)	1,233

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	49

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	United States — Continued
28	Simon Property Group, Inc. (m)	4,351
5	Snap-on, Inc. (m)	541
44	Southwest Airlines Co. (m)	760
13	Splunk, Inc. (a) (m)	838
33	SPX Corp. (m)	3,008
7	St. Jude Medical, Inc. (m)	404
45	Starbucks Corp. (m)	3,649
14	Starwood Hotels & Resorts Worldwide, Inc. (m)	1,031
92	State Street Corp. (m)	6,439
8	Stryker Corp. (m)	583
8	Superior Energy Services, Inc. (a) (m)	217
7	SVB Financial Group (a) (m)	690
72	Target Corp. (m)	4,684
72	TD Ameritrade Holding Corp. (m)	1,965
55	Teradyne, Inc. (a) (m)	953
18	Textron, Inc. (m)	512
47	Thermo Fisher Scientific, Inc. (m)	4,629
20	Thomson Reuters Corp. (m)	752
36	Time Warner Cable, Inc. (m)	4,315
131	Time Warner, Inc. (m)	9,033
111	TJX Cos., Inc. (m)	6,734
18	Toll Brothers, Inc. (a) (m)	583
7	Travelers Cos., Inc. (The) (m)	578
14	TRW Automotive Holdings Corp. (a) (m)	1,047
8	Twenty-First Century Fox, Inc., Class A (m)	283
19	Tyson Foods, Inc., Class A (m)	539
10	UGI Corp. (m)	405
57	Union Pacific Corp. (m)	8,659
22	United Continental Holdings, Inc. (a) (m)	756
9	United Parcel Service, Inc., Class B (m)	928
47	United States Steel Corp. (m)	1,175
102	United Technologies Corp. (m)	10,795
127	UnitedHealth Group, Inc. (m)	8,649
13	URS Corp. (m)	731
24	V.F. Corp. (m)	5,163
35	Valeant Pharmaceuticals International, Inc. (a) (m)	3,750
62	Valero Energy Corp. (m)	2,532
37	Ventas, Inc. (m)	2,420
218	Verizon Communications, Inc. (m)	11,034
38	Vertex Pharmaceuticals, Inc. (a) (m)	2,711
4	Viacom, Inc., Class B (m)	322
40	Visa, Inc., Class A (m)	7,843
10	VMware, Inc., Class A (a) (m)	778
18	W.W. Grainger, Inc. (m)	4,825
56	Wal-Mart Stores, Inc. (m)	4,273

SHARES		SECURITY DESCRIPTION	VALUE($)

		United States — Continued
135		Walt Disney Co. (The) (m)	9,281
419		Wells Fargo & Co. (m)	17,882
83		Williams Cos., Inc. (The) (m)	2,974
156		Xcel Energy, Inc. (m)	4,506
48		Xilinx, Inc. (m)	2,181
47		Yum! Brands, Inc. (m)	3,153
—	(h)	Zoetis, Inc. (m)	—	(h)

			964,932

		Total Common Stocks (Cost $1,644,253)	1,803,056

Preferred Stocks — 0.3%
		Germany — 0.3%
52		Henkel AG & Co. KGaA (m)	5,582

		United Kingdom — 0.0% (g)
21,417		Rolls-Royce Holdings plc (a) (m)	34

		Total Preferred Stocks (Cost $4,985)	5,616

Short-Term Investment — 4.5%
		Investment Company — 4.5%
85,564		JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $85,564)	85,564

		Total Investments — 99.9% (Cost $1,734,802)	1,894,236
		Other Assets in Excess of Liabilities — 0.1%	963

		NET ASSETS — 100.0%	$1,895,199

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

Summary of Investments by Industry, October 31, 2013

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	7.8%
Oil, Gas & Consumable Fuels	7.5
Pharmaceuticals	6.8
Insurance	4.3
Media	2.8
Food Products	2.7
Software	2.4
Metals & Mining	2.3
Diversified Telecommunication Services	2.3
Chemicals	2.2
Beverages	2.2
Aerospace & Defense	2.2
IT Services	2.1
Food & Staples Retailing	2.1
Computers & Peripherals	2.1
Capital Markets	2.1
Specialty Retail	2.0
Diversified Financial Services	1.9
Automobiles	1.8
Internet Software & Services	1.8

INDUSTRY	PERCENTAGE
Real Estate Investment Trusts (REITs)	1.7%
Road & Rail	1.7
Electric Utilities	1.6
Tobacco	1.6
Biotechnology	1.5
Hotels, Restaurants & Leisure	1.5
Household Products	1.5
Energy Equipment & Services	1.4
Machinery	1.3
Industrial Conglomerates	1.3
Multi-Utilities	1.3
Semiconductors & Semiconductor Equipment	1.3
Communications Equipment	1.2
Auto Components	1.2
Health Care Providers & Services	1.1
Wireless Telecommunication Services	1.1
Electrical Equipment	1.1
Others (each less than 1.0%)	10.7
Short-Term Investment	4.5

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
60	TOPIX Index	12/12/13	$7,319	$(50)
102	S&P/TSX 60 Index	12/19/13	14,989	717
35	SPI 200 Index	12/19/13	4,479	156
284	Dow Jones Euro STOXX 50 Index	12/20/13	11,796	326
482	E-mini S&P 500	12/20/13	42,199	1,081
27	FTSE 100 Index	12/20/13	2,904	36

				$2,266

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	51

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 94.2%
	Australia — 2.1%
630	BHP Billiton Ltd. (m)	22,259
317	Rio Tinto Ltd. (m)	19,092

		41,351

	Belgium — 1.4%
274	Anheuser-Busch InBev N.V. (m)	28,445

	China — 3.1%
21,433	China Construction Bank Corp., Class H (m)	16,676
8,387	CNOOC Ltd. (m)	17,059
24,396	Industrial & Commercial Bank of China Ltd., Class H (m)	17,102
1,571	Ping An Insurance Group Co. of China Ltd., Class H (m)	12,388

		63,225

	France — 12.0%
462	Accor S.A. (m)	20,634
960	AXA S.A. (m)	23,922
272	BNP Paribas S.A. (m)	20,098
109	Essilor International S.A. (m)	11,654
9	Groupe Fnac (a) (m)	258
132	Imerys S.A. (m)	10,575
100	Kering (m)	22,641
258	Lafarge S.A. (m)	17,789
119	LVMH Moet Hennessy Louis Vuitton S.A. (m)	22,928
123	Pernod-Ricard S.A. (m)	14,804
319	Sanofi (m)	34,021
156	Schneider Electric S.A. (m)	13,144
168	Technip S.A. (m)	17,573
166	Total S.A. (m)	10,181

		240,222

	Germany — 7.1%
170	Allianz SE (m)	28,586
250	Bayer AG (m)	31,022
163	Fresenius Medical Care AG & Co. KGaA (m)	10,805
80	Linde AG (m)	15,167
16	Osram Licht AG (a) (m)	805
436	SAP AG (m)	34,109
170	Siemens AG (m)	21,719

		142,213

	Hong Kong — 3.7%
5,818	Belle International Holdings Ltd. (m)	8,204
1,986	Cheung Kong Holdings Ltd. (m)	31,015
4,874	Hang Lung Properties Ltd. (m)	16,051
2,706	Sands China Ltd. (m)	19,240

		74,510

SHARES	SECURITY DESCRIPTION	VALUE($)

	India — 0.5%
302	HDFC Bank Ltd., ADR (m)	10,958

	Indonesia — 0.4%
14,658	Astra International Tbk PT (m)	8,642

	Israel — 0.7%
387	Teva Pharmaceutical Industries Ltd., ADR (m)	14,364

	Japan — 16.9%
413	Astellas Pharma, Inc. (m)	22,995
315	Canon, Inc. (m)	9,933
347	Daikin Industries Ltd. (m)	19,935
241	East Japan Railway Co. (m)	20,919
94	FANUC Corp. (m)	15,062
697	Honda Motor Co., Ltd. (m)	27,841
717	Japan Tobacco, Inc. (m)	25,958
870	Komatsu Ltd. (m)	19,086
1,360	Kubota Corp. (m)	20,137
300	Makita Corp. (m)	15,176
789	Mitsubishi Corp. (m)	15,952
95	Nidec Corp. (m)	9,239
270	Nitto Denko Corp. (m)	14,175
258	Shin-Etsu Chemical Co., Ltd. (m)	14,582
89	SMC Corp. (m)	20,721
1,030	Sumitomo Corp. (m)	13,405
684	Toyota Motor Corp. (m)	44,336
1,855	Yahoo! Japan Corp. (m)	8,653

		338,105

	Netherlands — 5.5%
284	Akzo Nobel N.V. (m)	20,607
88	ASML Holding N.V. (m)	8,365
1,976	ING Groep N.V., CVA (a) (m)	25,110
1,670	Royal Dutch Shell plc, Class A (m)	55,643

		109,725

	South Korea — 1.6%
42	Hyundai Mobis (m)	11,791
30	Samsung Electronics Co., Ltd., Reg. S., GDR (m)	20,647

		32,438

	Spain — 0.9%
1,479	Banco Bilbao Vizcaya Argentaria S.A. (m)	17,288

	Sweden — 0.6%
459	Atlas Copco AB, Class A (m)	12,721

	Switzerland — 14.0%
841	ABB Ltd. (a) (m)	21,439
177	Cie Financiere Richemont S.A., Class A (m)	18,081
828	Credit Suisse Group AG (a) (m)	25,770

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Switzerland — Continued
3,798	Glencore Xstrata plc (a) (m)	20,671
194	Holcim Ltd. (a) (m)	14,410
586	Nestle S.A. (m)	42,267
512	Novartis AG (m)	39,716
143	Roche Holding AG (m)	39,582
3	SGS S.A. (m)	6,448
1,402	UBS AG (a) (m)	27,111
89	Zurich Insurance Group AG (a) (m)	24,608

		280,103

	Taiwan — 0.7%
747	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	13,752

	United Kingdom — 23.0%
351	Aggreko plc (m)	9,051
6,505	Barclays plc (m)	27,368
2,201	BG Group plc (m)	44,896
589	BHP Billiton plc (m)	18,160
416	British American Tobacco plc (m)	22,940
815	Burberry Group plc (m)	20,016
2,364	Centrica plc (m)	13,373
4,764	HSBC Holdings plc (m)	52,088
462	Imperial Tobacco Group plc (m)	17,237
2,079	Marks & Spencer Group plc (m)	16,761
1,366	Meggitt plc (m)	12,537
1,702	Prudential plc (m)	34,805
358	Rio Tinto plc (m)	18,090
1,631	Standard Chartered plc (m)	39,152
2,714	Tesco plc (m)	15,830
579	Tullow Oil plc (m)	8,745
556	Unilever plc (m)	22,556
10,343	Vodafone Group plc (m)	37,882
1,408	WPP plc (m)	29,904

		461,391

	Total Common Stocks (Cost $1,491,174)	1,889,453

Preferred Stocks — 2.5%
	Germany — 2.5%
184	Henkel AG & Co. KGaA (m)	19,824
117	Volkswagen AG (m)	29,648

	Total Preferred Stocks (Cost $32,506)	49,472

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 3.1%
	Investment Company — 3.1%
61,450	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $61,450)	61,450

	Total Investments — 99.8% (Cost $1,585,130)	2,000,375
	Other Assets in Excess of Liabilities — 0.2%	4,579

	NET ASSETS — 100.0%	$2,004,954

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2013

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	10.0%
Pharmaceuticals	9.1
Oil, Gas & Consumable Fuels	6.8
Insurance	6.2
Automobiles	5.5
Machinery	5.1
Metals & Mining	4.9
Textiles, Apparel & Luxury Goods	4.2
Tobacco	3.3
Food Products	3.2
Chemicals	3.2
Capital Markets	2.6
Real Estate Management & Development	2.4
Electrical Equipment	2.2
Beverages	2.2
Construction Materials	2.1
Semiconductors & Semiconductor Equipment	2.1
Hotels, Restaurants & Leisure	2.0
Wireless Telecommunication Services	1.9
Software	1.7
Media	1.5
Trading Companies & Distributors	1.5
Diversified Financial Services	1.3
Industrial Conglomerates	1.1
Road & Rail	1.0
Building Products	1.0
Household Products	1.0
Others (each less than 1.0%)	7.8
Short-Term Investment	3.1

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	53

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 93.6%
	Australia — 4.7%
24	AGL Energy Ltd. (m)	350
10	ALS Ltd. (m)	96
81	Alumina Ltd. (a) (m)	79
36	Amcor Ltd. (m)	372
86	AMP Ltd. (m)	386
28	APA Group (m)	163
33	Asciano Ltd. (m)	183
6	ASX Ltd. (m)	209
79	Aurizon Holdings Ltd. (m)	358
72	Australia & New Zealand Banking Group Ltd. (m)	2,308
14	Bendigo and Adelaide Bank Ltd. (m)	144
449	BGP Holdings plc (a) (i)	—
84	BHP Billiton Ltd. (m)	2,958
25	Boral Ltd. (m)	119
46	Brambles Ltd. (m)	407
4	Caltex Australia Ltd. (m)	70
71	CFS Retail Property Trust Group (m)	139
20	Coca-Cola Amatil Ltd. (m)	247
2	Cochlear Ltd. (m)	97
42	Commonwealth Bank of Australia (m)	3,043
15	Computershare Ltd. (m)	153
14	Crown Ltd. (m)	221
14	CSL Ltd. (m)	922
157	Dexus Property Group (m)	161
24	Echo Entertainment Group Ltd. (m)	60
45	Federation Centres Ltd. (m)	105
2	Flight Centre Ltd. (m)	86
58	Fortescue Metals Group Ltd. (m)	283
74	Goodman Group (m)	354
112	GPT Group (m)	389
18	Harvey Norman Holdings Ltd. (m)	56
14	Iluka Resources Ltd. (m)	137
126	Incitec Pivot Ltd. (m)	316
61	Insurance Australia Group Ltd. (m)	357
5	Leighton Holdings Ltd. (m)	85
10	Macquarie Group Ltd. (m)	470
120	Mirvac Group (m)	197
54	National Australia Bank Ltd. (m)	1,807
18	Newcrest Mining Ltd. (m)	179
13	Orica Ltd. (m)	251
32	Origin Energy Ltd. (m)	445
35	QBE Insurance Group Ltd. (m)	490
4	Ramsay Health Care Ltd. (m)	161
13	Rio Tinto Ltd. (m)	783
28	Santos Ltd. (m)	401
13	Sonic Healthcare Ltd. (m)	195

SHARES	SECURITY DESCRIPTION	VALUE($)

	Australia — Continued
48	SP AusNet (m)	57
96	Stockland (m)	365
38	Suncorp Group Ltd. (m)	483
6	Sydney Airport (m)	26
24	Tabcorp Holdings Ltd. (m)	82
82	Telstra Corp., Ltd. (m)	403
23	Toll Holdings Ltd. (m)	126
20	Treasury Wine Estates Ltd. (m)	89
27	Wesfarmers Ltd. (m)	1,085
64	Westfield Group (m)	656
73	Westpac Banking Corp. (m)	2,365
16	Whitehaven Coal Ltd. (a) (m)	24
20	Woodside Petroleum Ltd. (m)	720
30	Woolworths Ltd. (m)	974
7	WorleyParsons Ltd. (m)	147

		28,394

	Austria — 1.5%
18	Andritz AG (m)	1,137
50	Erste Group Bank AG (m)	1,752
193	IMMOFINANZ AG (a) (m)	846
37	OMV AG (m)	1,777
13	Raiffeisen Bank International AG (m)	483
63	Telekom Austria AG (m)	514
15	Verbund AG (m)	357
10	Vienna Insurance Group AG Wiener Versicherung Gruppe (m)	531
28	Voestalpine AG (m)	1,312

		8,709

	Belgium — 2.1%
58	Anheuser-Busch InBev N.V. (m)	6,018
5	Belgacom S.A. (m)	124
2	Colruyt S.A. (m)	121
3	Delhaize Group S.A. (m)	194
6	Groupe Bruxelles Lambert S.A. (m)	543
12	KBC Groep N.V. (m)	666
16	Solvay S.A. (m)	2,516
38	UCB S.A. (m)	2,498
3	Umicore S.A. (m)	164

		12,844

	Bermuda — 0.1%
14	Seadrill Ltd. (m)	661

	Brazil — 0.2%
12	BM&FBovespa S.A. (m)	68
6	BRF S.A. (m)	146

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Brazil — Continued
2		Natura Cosmeticos S.A. (m)	44
35		Petroleo Brasileiro S.A. (m)	303
24		Vale S.A. (m)	385

			946

		Chile — 0.5%
4,284		Banco Santander Chile (m)	263
8		CAP S.A. (m)	163
68		Cencosud S.A. (m)	279
185		Empresa Nacional de Electricidad S.A. (m)	283
70		Empresas CMPC S.A. (m)	208
29		Empresas COPEC S.A. (m)	431
531		Enersis S.A. (m)	178
19		Enersis S.A., ADR (m)	305
9		ENTEL Chile S.A. (m)	138
12		Latam Airlines Group S.A. (m)	196
40		S.A.C.I. Falabella (m)	397

			2,841

		China — 0.7%
556		Bank of China Ltd., Class H (m)	261
99		BYD Co., Ltd., Class H (a) (m)	488
326		China Construction Bank Corp., Class H (m)	254
82		China Life Insurance Co., Ltd., Class H (m)	216
119		CNOOC Ltd. (m)	242
452		Datang International Power Generation Co., Ltd., Class H (m)	207
184		Huaneng Power International, Inc., Class H (m)	192
460		Industrial & Commercial Bank of China Ltd., Class H (m)	322
16		MGM China Holdings Ltd. (m)	54
197		PetroChina Co., Ltd., Class H (m)	224
22		Ping An Insurance Group Co. of China Ltd., Class H (m)	170
10		Tencent Holdings Ltd. (m)	529
84		Tingyi Cayman Islands Holding Corp. (m)	237
24		Wynn Macau Ltd. (m)	91
54		Yangzijiang Shipbuilding Holdings Ltd. (m)	51
155		Yanzhou Coal Mining Co., Ltd., Class H (m)	161
247		Zhejiang Expressway Co., Ltd., Class H (m)	228

			3,927

		Denmark — 1.0%
—	(h)	AP Moeller - Maersk A/S, Class A (m)	208
—	(h)	AP Moeller - Maersk A/S, Class B (m)	610
5		Carlsberg A/S, Class B (m)	491
30		Danske Bank A/S (a) (m)	691
8		DSV A/S (m)	220

SHARES		SECURITY DESCRIPTION	VALUE($)

		Denmark — Continued
17		Novo Nordisk A/S, Class B (m)	2,821
11		Novozymes A/S, Class B (m)	449
52		TDC A/S (m)	473

			5,963

		Finland — 1.4%
24		Fortum OYJ (m)	543
3		Kesko OYJ, Class B (m)	89
8		Kone OYJ, Class B (m)	689
7		Metso OYJ (m)	294
5		Neste Oil OYJ (m)	102
210		Nokia OYJ (a) (m)	1,598
6		Nokian Renkaat OYJ (m)	317
6		Pohjola Bank plc, Class A (m)	118
23		Sampo, Class A (m)	1,083
34		Stora Enso OYJ, Class R (m)	319
98		UPM-Kymmene OYJ (m)	1,556
35		Wartsila OYJ Abp (m)	1,543

			8,251

		France — 8.7%
7		Accor S.A. (m)	320
15		Air Liquide S.A. (m)	2,049
10		Alstom S.A. (m)	389
3		Arkema S.A. (m)	366
84		AXA S.A. (m)	2,082
47		BNP Paribas S.A. (m)	3,493
10		Bouygues S.A. (m)	382
7		Cap Gemini S.A. (m)	487
28		Carrefour S.A. (m)	1,013
3		Casino Guichard Perrachon S.A. (m)	311
2		Christian Dior S.A. (m)	471
19		Cie de St-Gobain (m)	1,012
8		Cie Generale des Etablissements Michelin (m)	790
48		Credit Agricole S.A. (a) (m)	582
6		Danone (m)	412
9		Edenred (m)	306
12		Electricite de France S.A. (m)	416
1		Essilor International S.A. (m)	156
2		Eurazeo (m)	115
51		European Aeronautic Defence and Space Co. N.V. (m)	3,525
1		Fonciere Des Regions (m)	101
60		GDF Suez (m)	1,480
1		Gecina S.A. (m)	121
21		Groupe Eurotunnel S.A. (m)	199
—	(h)	Groupe Fnac (a) (m)	10

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	55

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	France — Continued
1	ICADE (m)	88
1	Iliad S.A. (m)	206
1	Imerys S.A. (m)	110
3	Kering (m)	735
9	Lafarge S.A. (m)	628
5	Lagardere S.C.A (m)	188
11	Legrand S.A. (m)	644
2	L’Oreal S.A. (m)	383
7	LVMH Moet Hennessy Louis Vuitton S.A. (m)	1,386
85	Orange S.A. (m)	1,167
1	Pernod Ricard S.A. (m)	173
9	Peugeot S.A. (a) (m)	117
9	Publicis Groupe S.A. (m)	707
27	Renault S.A. (m)	2,360
4	Rexel S.A. (m)	112
11	Safran S.A. (m)	700
49	Sanofi (m)	5,196
20	Schneider Electric S.A. (m)	1,672
57	SCOR SE (m)	2,023
1	Societe BIC S.A. (m)	150
33	Societe Generale S.A. (m)	1,881
5	Sodexo (m)	469
12	Suez Environnement Co. (m)	202
5	Technip S.A. (m)	514
95	Total S.A. (m)	5,835
5	Unibail-Rodamco SE (m)	1,436
5	Vallourec S.A. (m)	309
22	Vinci S.A. (m)	1,399
10	Vivendi S.A. (m)	254
1	Wendel S.A. (m)	178
1	Zodiac Aerospace (m)	214

		52,024

	Germany — 11.5%
14	Adidas AG (m)	1,631
37	Allianz SE (m)	6,153
2	Axel Springer AG (m)	140
59	BASF SE (m)	6,165
62	Bayer AG (m)	7,714
22	Bayerische Motoren Werke AG (m)	2,540
2	Beiersdorf AG (m)	228
4	Brenntag AG (m)	595
50	Commerzbank AG (a) (m)	636
19	Continental AG (m)	3,526
34	Daimler AG (m)	2,750
56	Deutsche Bank AG (m)	2,729

SHARES	SECURITY DESCRIPTION	VALUE($)

	Germany — Continued
14	Deutsche Boerse AG (m)	1,036
18	Deutsche Lufthansa AG (a) (m)	347
25	Deutsche Post AG (m)	854
190	Deutsche Telekom AG (m)	2,989
121	E.ON SE (m)	2,204
6	Fresenius Medical Care AG & Co. KGaA (m)	380
3	Fresenius SE & Co. KGaA (m)	431
12	GEA Group AG (m)	511
2	Hannover Rueck SE (m)	121
9	HeidelbergCement AG (m)	699
8	Henkel AG & Co. KGaA (m)	757
2	Hochtief AG (m)	161
1	Hugo Boss AG (m)	180
72	Infineon Technologies AG (m)	693
12	K+S AG (m)	298
2	Lanxess AG (m)	139
11	Linde AG (m)	2,060
4	Merck KGaA (m)	686
10	Metro AG (m)	452
12	Muenchener Rueckversicherungs AG (m)	2,556
4	Osram Licht AG (a) (m)	199
34	RWE AG (m)	1,243
2	Salzgitter AG (m)	102
86	SAP AG (m)	6,692
53	Siemens AG (m)	6,753
5	Suedzucker AG (m)	164
26	ThyssenKrupp AG (a) (m)	675
6	United Internet AG (m)	236
2	Volkswagen AG (m)	434

		68,859

	Greece — 0.4%
205	OPAP S.A. (m)	2,551

	Hong Kong — 1.1%
146	AIA Group Ltd. (m)	742
3	ASM Pacific Technology Ltd. (m)	27
109	Belle International Holdings Ltd. (m)	154
56	BOC Hong Kong Holdings Ltd. (m)	183
14	Cathay Pacific Airways Ltd. (m)	28
40	Cheung Kong Holdings Ltd. (m)	627
20	Cheung Kong Infrastructure Holdings Ltd. (m)	139
41	China Mobile Ltd. (m)	425
17	CLP Holdings Ltd. (m)	136
32	First Pacific Co., Ltd. (m)	36
62	Galaxy Entertainment Group Ltd. (a) (m)	463
35	Hang Lung Properties Ltd. (m)	115

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Hong Kong — Continued
33	Hang Seng Bank Ltd. (m)	553
15	Henderson Land Development Co., Ltd. (m)	91
36	HKT Trust/HKT Ltd. (m)	33
20	Hong Kong Exchanges and Clearing Ltd. (m)	316
8	Hopewell Holdings Ltd. (m)	26
29	Hutchison Whampoa Ltd. (m)	364
9	Hysan Development Co., Ltd. (m)	42
11	Kerry Properties Ltd. (m)	46
94	Li & Fung Ltd. (m)	133
37	Link REIT (The) (m)	186
20	MTR Corp., Ltd. (m)	78
92	Noble Group Ltd. (m)	76
23	NWS Holdings Ltd. (m)	36
3	Orient Overseas International Ltd. (m)	14
54	PCCW Ltd. (m)	25
22	Power Assets Holdings Ltd. (m)	183
38	Sands China Ltd. (m)	267
20	Shangri-La Asia Ltd. (m)	37
225	Sino Land Co., Ltd. (m)	316
26	SJM Holdings Ltd. (m)	84
10	Swire Pacific Ltd., Class A (m)	120
48	Wharf Holdings Ltd. (m)	407
3	Wing Hang Bank Ltd. (m)	36
10	Yue Yuen Industrial Holdings Ltd. (m)	28

		6,572

	Hungary — 0.7%
146	Magyar Telekom Telecommunications plc (m)	200
16	MOL Hungarian Oil and Gas plc (m)	1,099
86	OTP Bank plc (m)	1,785
54	Richter Gedeon Nyrt. (m)	1,022

		4,106

	India — 0.5%
18	Bharat Heavy Electricals Ltd. (m)	41
22	Housing Development Finance Corp. (m)	299
5	ICICI Bank Ltd., ADR (m)	200
19	IDFC Ltd. (m)	32
6	Infosys Ltd. (m)	345
123	ITC Ltd., Reg. S., GDR (m)	666
68	Jaiprakash Associates Ltd. (m)	53
5	Larsen & Toubro Ltd., Reg. S., GDR (m)	76
8	Mahindra & Mahindra Ltd. (m)	112
30	NTPC Ltd. (m)	73
23	Oil & Natural Gas Corp., Ltd. (m)	112
9	Ranbaxy Laboratories Ltd., Reg. S., GDR (a) (m)	56
19	Reliance Industries Ltd. (m)	284

SHARES		SECURITY DESCRIPTION	VALUE($)

		India — Continued
5		Reliance Industries Ltd., GDR (e) (m)	152
41		Sesa Sterlite Ltd. (m)	133
21		Sun Pharmaceutical Industries Ltd. (m)	206
25		Tata Motors Ltd. (m)	155
48		Tata Power Co., Ltd. (m)	63
48		UPL Ltd. (m)	128

			3,186

		Ireland — 0.7%
83		CRH plc (m)	2,015
41		Elan Corp. plc (a) (m)	682
22		Elan Corp. plc, ADR (a) (m)	361
10		Kerry Group plc, Class A (m)	661
1		Prothena Corp. plc (a) (m)	30
10		Shire plc (m)	432

			4,181

		Israel — 0.6%
66		Bank Hapoalim BM (m)	354
63		Bank Leumi Le-Israel BM (a) (m)	242
97		Bezeq Israeli Telecommunication Corp., Ltd. (m)	168
—	(h)	Delek Group Ltd. (m)	80
23		Israel Chemicals Ltd. (m)	186
—	(h)	Israel Corp., Ltd. (The) (a) (m)	59
—	(h)	Koor Industries Ltd. (a) (m)	—	(h)
2		Mellanox Technologies Ltd. (a) (m)	66
6		Mizrahi Tefahot Bank Ltd. (m)	74
3		NICE Systems Ltd. (m)	119
42		Teva Pharmaceutical Industries Ltd. (m)	1,569
17		Teva Pharmaceutical Industries Ltd., ADR (m)	630

			3,547

		Italy — 7.0%
150		Assicurazioni Generali S.p.A. (m)	3,512
40		Atlantia S.p.A. (m)	867
902		Banca Monte dei Paschi di Siena S.p.A. (a) (m)	285
266		Banco Popolare SC (a) (m)	528
280		Enel Green Power S.p.A. (m)	682
999		Enel S.p.A. (m)	4,410
425		Eni S.p.A. (m)	10,797
12		Exor S.p.A. (m)	463
142		Fiat S.p.A (a) (m)	1,112
71		Finmeccanica S.p.A. (a) (m)	523
1,804		Intesa Sanpaolo S.p.A. (m)	4,397
20		Luxottica Group S.p.A. (m)	1,096
1		Mediaset S.p.A. (a) (m)	7
75		Mediobanca S.p.A. (m)	687

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	57

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Italy — Continued
38	Pirelli & C. S.p.A. (m)	534
31	Prysmian S.p.A. (m)	756
43	Saipem S.p.A. (m)	1,015
274	Snam S.p.A. (m)	1,411
2,452	Telecom Italia S.p.A. (m)	2,393
215	Terna Rete Elettrica Nazionale S.p.A. (m)	1,066
616	UniCredit S.p.A. (m)	4,627
141	Unione di Banche Italiane ScpA (m)	971

		42,139

	Japan — 19.9%
40	77 Bank Ltd. (The) (m)	198
1	ABC-Mart, Inc. (m)	60
20	Acom Co., Ltd. (a) (m)	78
3	AEON Financial Service Co., Ltd. (m)	93
4	Aeon Mall Co., Ltd. (m)	111
7	Air Water, Inc. (m)	100
9	Aisin Seiki Co., Ltd. (m)	353
30	Ajinomoto Co., Inc. (m)	420
2	Alfresa Holdings Corp. (m)	115
17	Amada Co., Ltd. (m)	147
55	ANA Holdings, Inc. (m)	115
28	Aozora Bank Ltd. (m)	81
33	Asahi Glass Co., Ltd. (m)	206
18	Asahi Group Holdings Ltd. (m)	475
156	Asahi Kasei Corp. (m)	1,191
27	Astellas Pharma, Inc. (m)	1,488
15	Bank of Kyoto Ltd. (The) (m)	132
41	Bank of Yokohama Ltd. (The) (m)	226
3	Benesse Holdings, Inc. (m)	107
31	Bridgestone Corp. (m)	1,048
11	Brother Industries Ltd. (m)	130
3	Calbee, Inc. (m)	84
53	Canon, Inc. (m)	1,672
12	Casio Computer Co., Ltd. (m)	111
13	Central Japan Railway Co. (m)	1,621
50	Chiba Bank Ltd. (The) (m)	356
8	Chiyoda Corp. (m)	101
29	Chubu Electric Power Co., Inc. (m)	434
13	Chugai Pharmaceutical Co., Ltd. (m)	313
9	Chugoku Bank Ltd. (The) (m)	129
15	Chugoku Electric Power Co., Inc. (The) (m)	224
17	Coca-Cola West Co., Ltd. (m)	353
30	Cosmo Oil Co., Ltd. (a) (m)	53
8	Credit Saison Co., Ltd. (m)	214
37	Dai Nippon Printing Co., Ltd. (m)	392

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — Continued
13	Daicel Corp. (m)	113
14	Daido Steel Co., Ltd. (m)	81
10	Daihatsu Motor Co., Ltd. (m)	194
44	Dai-ichi Life Insurance Co., Ltd. (The) (m)	631
10	Daiichi Sankyo Co., Ltd. (m)	184
12	Daikin Industries Ltd. (m)	713
7	Dainippon Sumitomo Pharma Co., Ltd. (m)	94
23	Daiwa House Industry Co., Ltd. (m)	467
83	Daiwa Securities Group, Inc. (m)	762
5	Dena Co., Ltd. (m)	113
21	Denki Kagaku Kogyo KK (m)	90
23	Denso Corp. (m)	1,105
12	Dentsu, Inc. (m)	465
44	DMG Mori Seiki Co., Ltd. (m)	717
3	Don Quijote Co., Ltd. (m)	166
16	East Japan Railway Co. (m)	1,399
22	Electric Power Development Co., Ltd. (m)	703
6	FANUC Corp. (m)	1,018
3	Fast Retailing Co., Ltd. (m)	951
28	Fuji Electric Co., Ltd. (m)	126
30	Fuji Heavy Industries Ltd. (m)	820
21	FUJIFILM Holdings Corp. (m)	514
101	Fujitsu Ltd. (a) (m)	435
38	Fukuoka Financial Group, Inc. (m)	170
30	Furukawa Electric Co., Ltd. (m)	70
5	Gree, Inc. (m)	40
18	Gunma Bank Ltd. (The) (m)	102
21	Hachijuni Bank Ltd. (The) (m)	130
3	Hamamatsu Photonics KK (m)	123
47	Hankyu Hanshin Holdings, Inc. (m)	264
21	Hisamitsu Pharmaceutical Co., Inc. (m)	1,109
6	Hitachi Chemical Co., Ltd. (m)	84
3	Hitachi High-Technologies Corp. (m)	71
271	Hitachi Ltd. (m)	1,896
9	Hokkaido Electric Power Co., Inc. (a) (m)	110
9	Hokuriku Electric Power Co. (m)	124
76	Honda Motor Co., Ltd. (m)	3,027
20	Hoya Corp. (m)	472
11	Hulic Co., Ltd. (m)	181
5	Ibiden Co., Ltd. (m)	94
2	Idemitsu Kosan Co., Ltd. (m)	142
85	IHI Corp. (m)	360
64	Inpex Corp. (m)	744
21	Isetan Mitsukoshi Holdings Ltd. (m)	311
18	ITOCHU Corp. (m)	217
1	Itochu Techno-Solutions Corp. (m)	45

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Japan — Continued
13		Iyo Bank Ltd. (The) (m)	136
23		J. Front Retailing Co., Ltd. (m)	180
3		Japan Airlines Co., Ltd. (m)	175
1		Japan Petroleum Exploration Co. (m)	49
—	(h)	Japan Retail Fund Investment Corp. (m)	194
16		Japan Steel Works Ltd. (The) (m)	89
48		Japan Tobacco, Inc. (m)	1,740
30		JFE Holdings, Inc. (m)	672
9		JSR Corp. (m)	164
10		JTEKT Corp. (m)	134
117		JX Holdings, Inc. (m)	580
41		Kajima Corp. (m)	173
10		Kamigumi Co., Ltd. (m)	91
30		Kansai Electric Power Co., Inc. (The) (a) (m)	375
11		Kansai Paint Co., Ltd. (m)	148
9		Kao Corp. (m)	303
95		Kawasaki Heavy Industries Ltd. (m)	372
25		KDDI Corp. (m)	1,365
23		Keikyu Corp. (m)	218
27		Keio Corp. (m)	187
14		Keisei Electric Railway Co., Ltd. (m)	145
8		Kikkoman Corp. (m)	143
6		Kinden Corp. (m)	68
69		Kintetsu Corp. (m)	252
44		Kirin Holdings Co., Ltd. (m)	639
5		Koito Manufacturing Co., Ltd. (m)	91
44		Komatsu Ltd. (m)	958
23		Konica Minolta, Inc. (m)	190
2		Kubota Corp. (m)	33
5		Kurita Water Industries Ltd. (m)	118
7		Kyocera Corp. (m)	339
53		Kyowa Hakko Kirin Co., Ltd. (m)	581
27		Kyushu Electric Power Co., Inc. (a) (m)	386
18		LIXIL Group Corp. (m)	411
—	(h)	M3, Inc. (m)	90
1		Mabuchi Motor Co., Ltd. (m)	58
7		Makita Corp. (m)	367
88		Marubeni Corp. (m)	688
59		Marui Group Co., Ltd. (m)	567
3		Maruichi Steel Tube Ltd. (m)	61
126		Mazda Motor Corp. (a) (m)	567
3		McDonald’s Holdings Co., Japan Ltd. (m)	86
7		Medipal Holdings Corp. (m)	90
3		Miraca Holdings, Inc. (m)	117
57		Mitsubishi Chemical Holdings Corp. (m)	267
66		Mitsubishi Corp. (m)	1,332

SHARES		SECURITY DESCRIPTION	VALUE($)

		Japan — Continued
90		Mitsubishi Electric Corp. (m)	985
61		Mitsubishi Estate Co., Ltd. (m)	1,753
20		Mitsubishi Gas Chemical Co., Inc. (m)	162
144		Mitsubishi Heavy Industries Ltd. (m)	917
6		Mitsubishi Logistics Corp. (m)	79
51		Mitsubishi Materials Corp. (m)	201
592		Mitsubishi UFJ Financial Group, Inc. (m)	3,770
29		Mitsubishi UFJ Lease & Finance Co., Ltd. (m)	162
81		Mitsui & Co., Ltd. (m)	1,158
58		Mitsui Fudosan Co., Ltd. (m)	1,912
51		Mitsui OSK Lines Ltd. (m)	216
771		Mizuho Financial Group, Inc. (m)	1,618
26		MS&AD Insurance Group Holdings (m)	683
10		Murata Manufacturing Co., Ltd. (m)	787
5		Nabtesco Corp. (m)	129
9		Namco Bandai Holdings, Inc. (m)	166
86		NEC Corp. (m)	193
6		Nexon Co., Ltd. (m)	64
8		NGK Spark Plug Co., Ltd. (m)	193
8		NHK Spring Co., Ltd. (m)	79
5		Nidec Corp. (m)	473
11		Nikon Corp. (m)	209
—	(h)	Nippon Building Fund, Inc. (m)	297
39		Nippon Express Co., Ltd. (m)	195
8		Nippon Meat Packers, Inc. (m)	121
495		Nippon Steel & Sumitomo Metal Corp. (m)	1,634
21		Nippon Telegraph & Telephone Corp. (m)	1,076
108		Nippon Yusen KK (m)	330
32		Nishi-Nippon City Bank Ltd. (The) (m)	86
116		Nissan Motor Co., Ltd. (m)	1,166
2		Nitori Holdings Co., Ltd. (m)	159
14		Nitto Denko Corp. (m)	742
17		NKSJ Holdings, Inc. (m)	448
5		NOK Corp. (m)	83
169		Nomura Holdings, Inc. (m)	1,248
5		Nomura Real Estate Holdings, Inc. (m)	124
—	(h)	Nomura Real Estate Office Fund, Inc. (m)	69
5		Nomura Research Institute Ltd. (m)	171
8		NTT Data Corp. (m)	256
71		NTT DOCOMO, Inc. (m)	1,131
6		NTT Urban Development Corp. (m)	70
32		Obayashi Corp. (m)	208
37		OJI Paper Co., Ltd. (m)	170
14		Olympus Corp. (a) (m)	450
14		Omron Corp. (m)	527
2		Oracle Corp. Japan (m)	77

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	59

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Japan — Continued
51	ORIX Corp. (m)	882
88	Osaka Gas Co., Ltd. (m)	371
1	Otsuka Corp. (m)	104
34	Otsuka Holdings Co., Ltd. (m)	974
83	Panasonic Corp. (m)	850
97	Resona Holdings, Inc. (m)	504
24	Ricoh Co., Ltd. (m)	255
2	Rinnai Corp. (m)	116
8	Sanrio Co., Ltd. (m)	429
4	Santen Pharmaceutical Co., Ltd. (m)	188
12	SBI Holdings, Inc. (m)	141
11	Secom Co., Ltd. (m)	661
36	Sega Sammy Holdings, Inc. (m)	928
35	Seven & I Holdings Co., Ltd. (m)	1,306
26	Seven Bank Ltd. (m)	93
8	Shikoku Electric Power Co., Inc. (a) (m)	146
12	Shimadzu Corp. (m)	118
1	Shimamura Co., Ltd. (m)	124
6	Shimano, Inc. (m)	499
27	Shimizu Corp. (m)	136
11	Shin-Etsu Chemical Co., Ltd. (m)	634
74	Shinsei Bank Ltd. (m)	173
10	Shionogi & Co., Ltd. (m)	214
23	Shiseido Co., Ltd. (m)	396
69	Showa Denko KK (m)	94
9	Showa Shell Sekiyu KK (m)	94
3	SMC Corp. (m)	675
42	SoftBank Corp. (m)	3,143
55	Sojitz Corp. (m)	108
25	Sony Corp. (m)	439
9	Sony Financial Holdings, Inc. (m)	159
7	Stanley Electric Co., Ltd. (m)	158
6	Sumco Corp. (m)	56
88	Sumitomo Corp. (m)	1,151
38	Sumitomo Electric Industries Ltd. (m)	577
27	Sumitomo Heavy Industries Ltd. (m)	118
24	Sumitomo Metal Mining Co., Ltd. (m)	334
63	Sumitomo Mitsui Financial Group, Inc. (m)	3,026
153	Sumitomo Mitsui Trust Holdings, Inc. (m)	756
19	Sumitomo Realty & Development Co., Ltd. (m)	912
8	Sumitomo Rubber Industries Ltd. (m)	111
22	Suzuken Co., Ltd. (m)	798
26	Suzuki Motor Corp. (m)	649
4	Sysmex Corp. (m)	232
26	T&D Holdings, Inc. (m)	315
54	Taiheiyo Cement Corp. (m)	229

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — Continued
2	Taisho Pharmaceutical Holdings Co., Ltd. (m)	124
11	Taiyo Nippon Sanso Corp. (m)	75
12	Takashimaya Co., Ltd. (m)	115
37	Takeda Pharmaceutical Co., Ltd. (m)	1,758
7	Terumo Corp. (m)	347
6	THK Co., Ltd. (m)	127
67	Tobu Railway Co., Ltd. (m)	349
5	Toho Co., Ltd. (m)	108
20	Toho Gas Co., Ltd. (m)	104
30	Tohoku Electric Power Co., Inc. (a) (m)	358
19	Tokio Marine Holdings, Inc. (m)	610
8	Tokyo Electron Ltd. (m)	424
184	Tokyo Gas Co., Ltd. (m)	998
14	TonenGeneral Sekiyu KK (m)	130
27	Toppan Printing Co., Ltd. (m)	215
191	Toshiba Corp. (m)	811
7	Toyo Suisan Kaisha Ltd. (m)	223
3	Toyoda Gosei Co., Ltd. (m)	76
3	Toyota Boshoku Corp. (m)	40
11	Toyota Industries Corp. (m)	468
113	Toyota Motor Corp. (m)	7,295
14	Toyota Tsusho Corp. (m)	400
3	Tsumura & Co. (m)	91
4	Unicharm Corp. (m)	270
6	Ushio, Inc. (m)	69
11	USS Co., Ltd. (m)	158
7	West Japan Railway Co. (m)	305
44	Yamada Denki Co., Ltd. (m)	122
9	Yamaguchi Financial Group, Inc. (m)	85
8	Yamaha Corp. (m)	115
13	Yamaha Motor Co., Ltd. (m)	204
17	Yamato Holdings Co., Ltd. (m)	371
2	Yamato Kogyo Co., Ltd. (m)	70
11	Yaskawa Electric Corp. (m)	142
10	Yokogawa Electric Corp. (m)	128

		119,075

	Luxembourg — 0.4%
45	ArcelorMittal (m)	717
1	Millicom International Cellular S.A., SDR, (m)	122
2	SES S.A. (m)	59
77	Tenaris S.A. (m)	1,808

		2,706

	Mexico — 0.6%
80	Alfa S.A.B. de C.V., Class A (m)	221
926	America Movil S.A.B. de C.V., Series L, (m)	994

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Mexico — Continued
241	Cemex S.A.B. de C.V. (a) (m)	256
57	Fomento Economico Mexicano S.A.B. de C.V. (m)	536
65	Grupo Bimbo S.A.B. de C.V., Series A, (m)	218
12	Grupo Carso S.A.B. de C.V., Series A1, (m)	67
116	Grupo Mexico S.A.B. de C.V., Series B, (m)	367
72	Grupo Televisa S.A.B. (m)	440
62	Kimberly-Clark de Mexico S.A.B. de C.V., Class A (m)	190
12	Minera Frisco S.A.B. de C.V., Class A1 (a) (m)	32
140	Wal-Mart de Mexico S.A.B. de C.V., Series V, (m)	363

		3,684

	Netherlands — 3.4%
96	Aegon N.V. (m)	765
12	Akzo Nobel N.V. (m)	850
16	ASML Holding N.V. (m)	1,559
7	Delta Lloyd N.V. (m)	158
3	Fugro N.V., CVA (m)	206
3	Heineken N.V. (m)	203
213	ING Groep N.V., CVA (a) (m)	2,706
48	Koninklijke Ahold N.V. (m)	906
3	Koninklijke Boskalis Westminster N.V. (m)	152
2	Koninklijke DSM N.V. (m)	162
174	Koninklijke KPN N.V. (a) (m)	557
58	Koninklijke Philips N.V. (m)	2,053
1	Koninklijke Vopak N.V. (m)	56
18	QIAGEN N.V. (a) (m)	411
2	Randstad Holding N.V. (m)	105
9	Reed Elsevier N.V. (m)	175
100	Royal Dutch Shell plc, Class A (m)	3,342
52	Royal Dutch Shell plc, Class B (m)	1,816
16	TNT Express N.V. (m)	152
85	Unilever N.V., CVA (m)	3,390
18	Wolters Kluwer N.V. (m)	490
7	Ziggo N.V. (m)	311

		20,525

	New Zealand — 0.5%
206	Auckland International Airport Ltd. (m)	584
81	Contact Energy Ltd. (m)	350
135	Fletcher Building Ltd. (m)	1,113
382	Telecom Corp. of New Zealand Ltd. (m)	742

		2,789

	Norway — 1.4%
12	Aker Solutions ASA (m)	162
81	DNB ASA (m)	1,432

SHARES	SECURITY DESCRIPTION	VALUE($)

	Norway — Continued
18	Gjensidige Forsikring ASA (m)	337
33	Norsk Hydro ASA (m)	148
63	Orkla ASA (m)	509
68	Statoil ASA (m)	1,609
138	Telenor ASA (m)	3,312
14	Yara International ASA (m)	618

		8,127

	Philippines — 0.7%
28	Ayala Corp. (m)	391
754	Ayala Land, Inc. (m)	513
144	Bank of the Philippine Islands (m)	333
123	BDO Unibank, Inc. (m)	231
6	Globe Telecom, Inc. (m)	240
126	Jollibee Foods Corp. (m)	518
56	Manila Electric Co. (m)	391
7	Philippine Long Distance Telephone Co. (m)	458
34	SM Investments Corp. (m)	670
1,109	SM Prime Holdings, Inc. (m)	491

		4,236

	Portugal — 1.1%
419	Banco Espirito Santo S.A. (a) (m)	550
808	EDP - Energias de Portugal S.A. (m)	2,974
86	Galp Energia SGPS S.A., Class B (m)	1,462
50	Jeronimo Martins SGPS S.A. (m)	915
142	Portugal Telecom SGPS S.A. (m)	641

		6,542

	Singapore — 0.7%
138	CapitaMalls Asia Ltd. (m)	224
12	City Developments Ltd. (m)	100
46	ComfortDelgro Corp., Ltd. (m)	71
44	DBS Group Holdings Ltd. (m)	592
71	Genting Singapore plc (m)	87
54	Global Logistic Properties Ltd. (m)	134
173	Golden Agri-Resources Ltd. (m)	84
125	Hutchison Port Holdings Trust, Class U (m)	91
3	Jardine Cycle & Carriage Ltd. (m)	92
28	Keppel Corp., Ltd. (m)	247
18	Keppel Land Ltd. (m)	54
43	Olam International Ltd. (m)	53
61	Oversea-Chinese Banking Corp., Ltd. (m)	513
23	Sembcorp Industries Ltd. (m)	98
22	Sembcorp Marine Ltd. (m)	80
18	Singapore Airlines Ltd. (m)	152
24	Singapore Exchange Ltd. (m)	142

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	61

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Singapore — Continued
43		Singapore Press Holdings Ltd. (m)	148
40		Singapore Technologies Engineering Ltd. (m)	136
188		Singapore Telecommunications Ltd. (m)	569
15		StarHub Ltd. (m)	54
32		United Overseas Bank Ltd. (m)	532
11		UOL Group Ltd. (m)	57
54		Wilmar International Ltd. (m)	150

			4,460

		South Africa — 0.7%
1		Anglo American Platinum Ltd. (a) (m)	28
4		AngloGold Ashanti Ltd. (m)	65
7		Barclays Africa Group Ltd. (m)	107
7		Bidvest Group Ltd. (m)	183
72		FirstRand Ltd. (m)	259
16		Gold Fields Ltd. (m)	72
13		Impala Platinum Holdings Ltd. (m)	160
34		MTN Group Ltd. (m)	682
9		Naspers Ltd., Class N (m)	824
32		PPC Ltd. (m)	102
44		Sanlam Ltd. (m)	236
12		Sasol Ltd. (m)	624
10		Shoprite Holdings Ltd. (m)	179
13		Sibanye Gold Ltd. (m)	19
20		Standard Bank Group Ltd. (m)	257
32		Steinhoff International Holdings Ltd. (a) (m)	125
5		Tiger Brands Ltd. (m)	146

			4,068

		South Korea — 0.7%
2		Daelim Industrial Co., Ltd. (m)	194
7		Daewoo Shipbuilding & Marine Engineering Co., Ltd. (m)	212
1		E-Mart Co., Ltd. (m)	137
1		Hyundai Mobis (m)	275
1		Hyundai Motor Co. (m)	273
4		KB Financial Group, Inc. (m)	154
1		LG Chem Ltd. (m)	392
3		LG Electronics, Inc. (m)	212
1		POSCO (m)	243
1		Samsung Electronics Co., Ltd. (m)	1,211
2		Samsung Fire & Marine Insurance Co., Ltd. (m)	395
5		Shinhan Financial Group Co., Ltd. (m)	232
—	(h)	Shinsegae Co., Ltd. (m)	39
7		SK Hynix, Inc. (a) (m)	222
1		SK Innovation Co., Ltd. (m)	99
1		SK Telecom Co., Ltd. (m)	170

			4,460

SHARES	SECURITY DESCRIPTION	VALUE($)

	Spain — 5.9%
19	Abertis Infraestructuras S.A. (m)	412
1	Acciona S.A. (m)	69
14	ACS Actividades de Construccion y Servicios S.A. (m)	449
24	Amadeus IT Holding S.A., Class A (m)	906
451	Banco Bilbao Vizcaya Argentaria S.A. (m)	5,271
178	Banco de Sabadell S.A. (m)	456
54	Banco Popular Espanol S.A. (a) (m)	307
934	Banco Santander S.A. (a) (m)	8,284
229	Distribuidora Internacional de Alimentacion S.A. (m)	2,088
8	Enagas S.A. (m)	207
35	Ferrovial S.A. (m)	669
30	Gas Natural SDG S.A. (m)	717
7	Grifols S.A. (m)	302
522	Iberdrola S.A. (m)	3,277
19	Inditex S.A. (m)	3,096
9	Red Electrica Corp. S.A. (m)	577
73	Repsol S.A. (m)	1,959
334	Telefonica S.A. (m)	5,882
12	Zardoya Otis S.A. (m)	202

		35,130

	Sweden — 1.6%
8	Atlas Copco AB, Class B (m)	209
7	Boliden AB (m)	95
6	Electrolux AB, Series B, (m)	142
6	Hexagon AB, Class B (m)	172
10	Husqvarna AB, Class B (m)	57
3	Industrivarden AB, Class C (m)	60
5	Investment AB Kinnevik, Class B (m)	191
14	Investor AB, Class B (m)	435
6	Lundin Petroleum AB (a) (m)	114
271	Nordea Bank AB (m)	3,464
5	Ratos AB, Class B (m)	42
29	Sandvik AB (m)	394
7	Scania AB, Class B (m)	133
9	Securitas AB, Class B (m)	97
42	Skandinaviska Enskilda Banken AB, Class A (m)	507
7	Skanska AB, Class B (m)	137
11	SKF AB, Class B (m)	292
16	Svenska Cellulosa AB SCA, Class B (m)	455
14	Svenska Handelsbanken AB, Class A (m)	634
79	Telefonaktiebolaget LM Ericsson, Class B (m)	947
54	TeliaSonera AB (m)	447
39	Volvo AB, Class B (m)	495

		9,519

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Switzerland — 2.8%
24		ABB Ltd. (a) (m)	603
1		Actelion Ltd. (a) (m)	86
—	(h)	Aryzta AG (a) (m)	11
—	(h)	Banque Cantonale Vaudoise (m)	24
—	(h)	Barry Callebaut AG (a) (m)	24
6		Cie Financiere Richemont S.A., Class A (m)	582
16		Credit Suisse Group AG (a) (m)	509
—	(h)	EMS-Chemie Holding AG (m)	41
—	(h)	Geberit AG (m)	87
—	(h)	Givaudan S.A. (a) (m)	132
148		Glencore Xstrata plc (a) (m)	803
22		Holcim Ltd. (a) (m)	1,608
2		Julius Baer Group Ltd. (a) (m)	114
—	(h)	Kuehne & Nagel International AG (m)	54
—	(h)	Lindt & Spruengli AG (m)	50
38		Nestle S.A. (m)	2,714
35		Novartis AG (m)	2,725
—	(h)	Pargesa Holding S.A. (m)	24
—	(h)	Partners Group Holding AG (m)	46
8		Roche Holding AG (m)	2,240
—	(h)	SGS S.A. (m)	133
1		Sonova Holding AG (a) (m)	77
—	(h)	Sulzer AG (m)	31
1		Swatch Group AG (The) (m)	260
—	(h)	Swiss Life Holding AG (a) (m)	69
29		Swiss Re AG (a) (m)	2,531
—	(h)	Swisscom AG (m)	105
4		Transocean Ltd. (m)	181
46		UBS AG (a) (m)	890
4		Wolseley plc (m)	207

			16,961

		Taiwan — 0.6%
19		Asustek Computer, Inc. (m)	141
135		Cathay Financial Holding Co., Ltd. (m)	203
215		China Steel Corp. (m)	187
22		Chunghwa Telecom Co., Ltd. (m)	71
196		CTBC Financial Holding Co., Ltd. (m)	133
143		Far Eastern New Century Corp. (m)	165
69		Formosa Plastics Corp. (m)	187
109		Hon Hai Precision Industry Co., Ltd. (m)	276
6		HTC Corp. (m)	30
21		MediaTek, Inc. (m)	288
66		Nan Ya Plastics Corp. (m)	150
89		Pegatron Corp. (m)	124
87		Quanta Computer, Inc. (m)	206
470		Taishin Financial Holding Co., Ltd. (m)	237

SHARES	SECURITY DESCRIPTION	VALUE($)

	Taiwan — Continued
91	Taiwan Cement Corp. (m)	132
49	Taiwan Mobile Co., Ltd. (m)	168
153	Taiwan Semiconductor Manufacturing Co., Ltd. (m)	565
195	United Microelectronics Corp. (m)	83

		3,346

	Thailand — 0.6%
32	Advanced Info Service PCL (m)	263
37	Bangkok Bank PCL (m)	244
141	Banpu PCL (m)	131
186	Charoen Pokphand Foods PCL (m)	145
85	Kasikornbank PCL (m)	532
275	Krung Thai Bank PCL (m)	180
84	PTT Exploration & Production PCL (m)	455
93	PTT Global Chemical PCL (m)	233
41	PTT PCL (m)	412
27	Siam Cement PCL (The) (m)	375
96	Siam Commercial Bank PCL (The) (m)	509
32	Thai Oil PCL (m)	64

		3,543

	Turkey — 0.5%
107	Akbank TAS (m)	418
15	Anadolu Efes Biracilik Ve Malt Sanayii A.S. (m)	194
10	BIM Birlesik Magazalar A.S. (m)	214
114	Eregli Demir ve Celik Fabrikalari TAS (m)	157
42	Haci Omer Sabanci Holding A.S. (m)	197
31	KOC Holding A.S. (m)	152
9	Tupras Turkiye Petrol Rafinerileri A.S. (m)	206
66	Turkcell Iletisim Hizmetleri A.S. (a) (m)	408
141	Turkiye Garanti Bankasi A.S. (m)	565
27	Turkiye Halk Bankasi A.S. (m)	219
91	Turkiye Is Bankasi, Class C (m)	249
66	Yapi ve Kredi Bankasi A.S. (m)	152

		3,131

	United Kingdom — 8.1%
14	3i Group plc (m)	84
12	Aberdeen Asset Management plc (m)	83
22	Anglo American plc (m)	530
6	Antofagasta plc (m)	76
15	ARM Holdings plc (m)	236
57	Associated British Foods plc (m)	2,059
20	AstraZeneca plc (m)	1,051
208	Barclays plc (m)	874
54	BG Group plc (m)	1,103
34	BHP Billiton plc (m)	1,038

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	63

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	United Kingdom — Continued
303	BP plc (m)	2,352
51	British American Tobacco plc (m)	2,810
126	BT Group plc (m)	765
6	Burberry Group plc (m)	154
83	Centrica plc (m)	471
139	CNH Industrial N.V. (a) (m)	1,648
14	Cobham plc (m)	66
2	Croda International plc (m)	76
81	Diageo plc (m)	2,591
113	Domino’s Pizza Group plc (m)	1,062
4	Eurasian Natural Resources Corp. plc (a) (m)	14
5	Evraz plc (a) (m)	9
79	GlaxoSmithKline plc (m)	2,087
3	Hargreaves Lansdown plc (m)	64
274	HSBC Holdings plc (m)	2,998
8	ICAP plc (m)	46
6	Inmarsat plc (m)	74
43	InterContinental Hotels Group plc (m)	1,240
8	Investec plc (m)	54
919	ITV plc (m)	2,811
17	J Sainsbury plc (m)	111
3	Johnson Matthey plc (m)	139
3	Kazakhmys plc (m)	12
33	Kingfisher plc (m)	197
755	Lloyds Banking Group plc (a) (m)	933
2	London Stock Exchange Group plc (m)	64
22	Marks & Spencer Group plc (m)	178
11	Meggitt plc (m)	102
14	Pearson plc (m)	294
4	Petrofac Ltd. (m)	83
86	Prudential plc (m)	1,760
1	Randgold Resources Ltd. (m)	88
11	Rexam plc (m)	89
21	Rio Tinto plc (m)	1,080
30	Rolls-Royce Holdings plc (a) (m)	554
29	Royal Bank of Scotland Group plc (a) (m)	171
47	SABMiller plc (m)	2,443
175	Salamander Energy plc (a) (m)	301
2	Schroders plc (m)	65
12	Smith & Nephew plc (m)	158
16	SSE plc (m)	370
34	Standard Chartered plc (m)	821
10	Subsea 7 S.A. (m)	212
99	Tate & Lyle plc (m)	1,252
120	Tesco plc (m)	699
13	Tullow Oil plc (m)	191
783	Vodafone Group plc (m)	2,866

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — Continued
98	WH Smith plc (m)	1,410
39	Whitbread plc (m)	2,134
144	WM Morrison Supermarkets plc (m)	648
22	WPP plc (m)	465

		48,416

	United States — 0.0% (g)
5	Sims Metal Management Ltd. (a) (m)	51

	Total Common Stocks (Cost $338,941)	560,470

Preferred Stocks — 1.9%
	Brazil — 0.5%
29	Banco Bradesco S.A. (Preference Shares) (m)	414
6	Cia de Bebidas das Americas (m)	238
6	Cia Energetica de Minas Gerais (m)	55
69	Itau Unibanco Holding S.A. (m)	1,068
52	Petroleo Brasileiro S.A. (m)	478
36	Vale S.A. (m)	530

		2,783

	Chile — 0.0% (g)
6	Sociedad Quimica y Minera de Chile S.A., Class B (m)	161

	Germany — 1.3%
3	Bayerische Motoren Werke AG (m)	230
35	Henkel AG & Co. KGaA (m)	3,825
10	Porsche Automobil Holding SE (m)	948
2	RWE AG (m)	56
10	Volkswagen AG (m)	2,503

		7,562

	Italy — 0.1%
970	Telecom Italia S.p.A. (m)	759

	United Kingdom — 0.0% (g)
2,588	Rolls-Royce Holdings plc (a) (m)	4

	Total Preferred Stocks (Cost $5,904)	11,269

Short-Term Investment — 3.2%
	Investment Company — 3.2%
19,452	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $19,452)	19,452

	Total Investments — 98.7% (Cost $364,297)	591,191
	Other Assets in Excess of Liabilities — 1.3%	7,785

	NET ASSETS — 100.0%	$598,976

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

Summary of Investments by Industry, October 31, 2013

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	13.8%
Oil, Gas & Consumable Fuels	7.1
Pharmaceuticals	6.4
Insurance	5.1
Automobiles	4.7
Diversified Telecommunication Services	4.1
Chemicals	3.7
Electric Utilities	3.1
Metals & Mining	2.8
Beverages	2.5
Machinery	2.5
Food Products	2.3
Wireless Telecommunication Services	2.1
Food & Staples Retailing	2.1
Industrial Conglomerates	2.0
Hotels, Restaurants & Leisure	1.7
Real Estate Management & Development	1.6

INDUSTRY	PERCENTAGE
Auto Components	1.6%
Diversified Financial Services	1.5
Capital Markets	1.4
Construction Materials	1.2
Media	1.2
Software	1.2
Specialty Retail	1.2
Electrical Equipment	1.1
Textiles, Apparel & Luxury Goods	1.1
Trading Companies & Distributors	1.0
Multi-Utilities	1.0
Road & Rail	1.0
Aerospace & Defense	1.0
Electronic Equipment, Instruments & Components	1.0
Others (each less than 1.0%)	12.6
Short-Term Investments	3.3

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
52	TOPIX Index	12/12/13	$6,343	$96
52	SPI 200 Index	12/19/13	6,655	215
147	Dow Jones Euro STOXX 50 Index	12/20/13	6,105	356
38	FTSE 100 Index	12/20/13	4,088	55

				$722

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	65

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.8%
	Australia — 2.1%
655	Australia & New Zealand Banking Group Ltd. (m)	20,970
2,014	Goodman Group (m)	9,625

		30,595

	Belgium — 1.3%
121	Solvay S.A. (m)	18,961

	Canada — 1.2%
920	First Quantum Minerals Ltd. (m)	17,455

	China — 1.1%
3,052	China Shenhua Energy Co., Ltd., Class H (m)	9,282
1,006	ENN Energy Holdings Ltd. (m)	5,965

		15,247

	Denmark — 1.7%
465	Danske Bank A/S (a) (m)	10,858
78	Novo Nordisk A/S, Class B (m)	12,999

		23,857

	Finland — 1.1%
244	Afarak Group OYJ (a) (i)	116
819	Stora Enso OYJ, Class R (m)	7,601
526	UPM-Kymmene OYJ (m)	8,354

		16,071

	France — 11.2%
718	AXA S.A. (m)	17,897
287	BNP Paribas S.A. (m)	21,138
392	Cie de St-Gobain (m)	20,588
293	Electricite de France S.A. (m)	10,257
389	GDF Suez (m)	9,637
227	Schneider Electric S.A. (m)	19,091
230	Sodexo (m)	22,318
513	Suez Environnement Co. (m)	8,941
65	Unibail-Rodamco SE (m)	17,024
140	Valeo S.A. (m)	13,897

		160,788

	Germany — 9.7%
126	Allianz SE (m)	21,149
205	BASF SE (m)	21,305
265	Bayer AG (m)	32,867
108	Continental AG (m)	19,810
284	Deutsche Bank AG (m)	13,714
128	Deutsche Boerse AG (m)	9,623
267	SAP AG (m)	20,926

		139,394

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hong Kong — 4.3%
7,237	Belle International Holdings Ltd. (m)	10,204
2,922	China Overseas Land & Investment Ltd. (m)	9,055
1,386	Hutchison Whampoa Ltd. (m)	17,270
2,143	Sands China Ltd. (m)	15,236
1,129	Wharf Holdings Ltd. (m)	9,501

		61,266

	Ireland — 0.8%
259	Shire plc (m)	11,471

	Italy — 0.9%
568	Assicurazioni Generali S.p.A. (m)	13,290

	Japan — 19.1%
314	Daikin Industries Ltd. (m)	18,071
118	East Japan Railway Co. (m)	10,207
2,073	Hitachi Ltd. (m)	14,501
609	Honda Motor Co., Ltd. (m)	24,311
158	Japan Airlines Co., Ltd. (m)	9,253
674	Japan Tobacco, Inc. (m)	24,373
2,614	Kawasaki Heavy Industries Ltd. (m)	10,214
318	Mitsubishi Estate Co., Ltd. (m)	9,088
3,686	Mitsubishi UFJ Financial Group, Inc. (m)	23,471
153	Nitto Denko Corp. (m)	7,997
1,327	Nomura Holdings, Inc. (m)	9,800
267	Nomura Research Institute Ltd. (m)	8,965
1,207	Sekisui Chemical Co., Ltd. (m)	14,024
525	Seven & I Holdings Co., Ltd. (m)	19,441
929	Sumitomo Electric Industries Ltd. (m)	13,913
483	Sumitomo Mitsui Financial Group, Inc. (m)	23,361
391	Toyota Motor Corp. (m)	25,339
364	Yamato Holdings Co., Ltd. (m)	7,830

		274,159

	Netherlands — 4.7%
235	ASML Holding N.V. (m)	22,295
639	Royal Dutch Shell plc, Class A (m)	21,279
603	Unilever N.V., CVA (m)	23,904

		67,478

	South Korea — 1.6%
31	LG Chem Ltd. (m)	8,635
11	Samsung Electronics Co., Ltd. (m)	14,672

		23,307

	Spain — 1.0%
566	Repsol S.A. (m)	15,163

	Sweden — 3.3%
506	Electrolux AB, Series B, (m)	12,480

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Sweden — Continued
684	Swedbank AB, Class A (m)	17,805
1,476	Telefonaktiebolaget LM Ericsson, Class B (m)	17,659

		47,944

	Switzerland — 9.3%
215	Cie Financiere Richemont S.A., Class A (m)	21,935
477	Novartis AG (m)	37,006
136	Roche Holding AG (m)	37,588
161	Swiss Re AG (a) (m)	14,141
1,170	UBS AG (a) (m)	22,636

		133,306

	Taiwan — 0.5%
1,397	Hon Hai Precision Industry Co., Ltd., Reg.S, GDR (m)	6,931

	United Kingdom — 20.9%
1,336	BG Group plc (m)	27,256
485	British American Tobacco plc (m)	26,783
2,691	BT Group plc (m)	16,282
1,641	Centrica plc (m)	9,284
498	Diageo plc (m)	15,868
3,488	HSBC Holdings plc (m)	38,236
762	InterContinental Hotels Group plc (m)	22,214
2,505	Kingfisher plc (m)	15,152
626	Pearson plc (m)	13,096
253	Persimmon plc (a) (m)	5,125
427	Petrofac Ltd. (m)	10,005
1,183	Prudential plc (m)	24,184

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — Continued
326	Rio Tinto plc (m)	16,491
346	SABMiller plc (m)	18,044
701	Tullow Oil plc (m)	10,597
8,848	Vodafone Group plc (m)	32,409

		301,026

	Total Common Stocks (Cost $1,146,177)	1,377,709

Preferred Stocks — 2.1%
	Germany — 2.1%
124	Henkel AG & Co. KGaA (m)	13,419
66	Volkswagen AG (m)	16,648

	Total Preferred Stocks (Cost $18,365)	30,067

Short-Term Investment — 1.4%
	Investment Company — 1.4%
19,578	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $19,578)	19,578

	Total Investments — 99.3% (Cost $1,184,120)	1,427,354
	Other Assets in Excess of Liabilities — 0.7%	10,413

	NET ASSETS — 100.0%	$1,437,767

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	67

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands, except number of contracts)

Summary of Investments by Industry, October 31, 2013

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	10.9%
Pharmaceuticals	9.2
Insurance	6.4
Oil, Gas & Consumable Fuels	5.9
Automobiles	4.6
Hotels, Restaurants & Leisure	4.2
Chemicals	4.0
Tobacco	3.6
Capital Markets	3.2
Building Products	2.7
Semiconductors & Semiconductor Equipment	2.6
Metals & Mining	2.4
Beverages	2.4
Auto Components	2.4
Electrical Equipment	2.3
Wireless Telecommunication Services	2.3

INDUSTRY	PERCENTAGE
Household Durables	2.2%
Multi-Utilities	2.0
Real Estate Management & Development	1.9
Real Estate Investment Trusts (REITs)	1.9
Specialty Retail	1.8
Food Products	1.7
Textiles, Apparel & Luxury Goods	1.5
Electronic Equipment, Instruments & Components	1.5
Software	1.5
Food & Staples Retailing	1.4
Communications Equipment	1.2
Industrial Conglomerates	1.2
Diversified Telecommunication Services	1.1
Paper & Forest Products	1.1
Others (each less than 1.0%)	7.5
Short-Term Investment	1.4

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 10/31/13		NET UNREALIZED APPRECIATION (DEPRECIATION)
3,253,492	CHF
2,233,084	for GBP	Merrill Lynch International	11/06/13	$3,581	#	$3,586	#	$5
2,261,024	EUR
1,968,755	for GBP	Citibank, N.A.	11/06/13	3,157	#	3,070	#	(87)
2,180,063	EUR
283,539,251	for JPY	BNP Paribas	11/06/13	2,883	#	2,960	#	77
2,778,290	GBP
33,687,700	for HKD	Credit Suisse International	11/06/13	4,346	#	4,455	#	109
340,077,695	JPY
3,591,940	for CAD	Credit Suisse International	11/06/13	3,444	#	3,458	#	14
75,091,974	AUD	Australia and New Zealand Banking Group Limited	11/06/13	67,617		70,963		3,346
7,226,027	AUD	BNP Paribas	11/06/13	6,770		6,829		59
4,849,544	AUD	Credit Suisse International	11/06/13	4,414		4,583		169
1,374,674	CHF	Credit Suisse International	11/06/13	1,487		1,515		28
16,994,614	CHF	Westpac Banking Corp.	11/06/13	18,531		18,730		199
12,977,808	EUR	BNP Paribas	11/06/13	17,559		17,621		62
16,860,747	EUR	Credit Suisse International	11/06/13	22,493		22,893		400
7,832,476	EUR	Royal Bank of Scotland	11/06/13	10,528		10,635		107
2,366,675	EUR	TD Bank Financial Group	11/06/13	3,134		3,213		79
2,062,667	EUR	Union Bank of Switzerland AG	11/06/13	2,783		2,800		17
2,004,012	GBP	Barclays Bank plc	11/06/13	3,077		3,213		136
10,848,098	GBP	BNP Paribas	11/06/13	17,573		17,393		(180)
7,143,149	GBP	Citibank, N.A.	11/06/13	11,410		11,453		43
1,916,365	GBP	Commonwealth Bank of Australia	11/06/13	3,061		3,073		12
1,724,477	GBP	Credit Suisse International	11/06/13	2,774		2,765		(9)

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
1,995,200	GBP	HSBC Bank, N.A.	11/06/13	$3,130	$3,199	$69
2,260,472	GBP	Royal Bank of Scotland	11/06/13	3,607	3,624	17
6,507,999	GBP	State Street Corp.	11/06/13	10,165	10,435	270
1,749,876	GBP	Westpac Banking Corp.	11/06/13	2,787	2,806	19
3,236,512	GBP	Citibank, N.A.	02/04/14	5,195	5,186	(9)
27,394,096	HKD	State Street Corp.	11/06/13	3,533	3,533	— (h)
538,488,595	JPY	Australia and New Zealand Banking Group Limited	11/06/13	5,493	5,476	(17)
1,506,944,399	JPY	BNP Paribas	11/06/13	15,299	15,326	27
1,793,232,345	JPY	Citibank, N.A.	11/06/13	18,256	18,237	(19)
268,577,243	JPY	Credit Suisse International	11/06/13	2,772	2,732	(40)
327,944,525	JPY	Goldman Sachs International	11/06/13	3,344	3,335	(9)
399,402,284	JPY	State Street Corp.	11/06/13	4,113	4,062	(51)
517,329,707	JPY	Union Bank of Switzerland AG	11/06/13	5,288	5,261	(27)
563,633,542	JPY	Westpac Banking Corp.	11/06/13	5,682	5,732	50
2,706,260,109	JPY	State Street Corp.	02/04/14	27,560	27,539	(21)
50,268,235	NOK	Barclays Bank plc	11/06/13	8,432	8,444	12
11,021,062	NOK	Credit Suisse International	11/06/13	1,859	1,851	(8)
25,146,406	SGD	Goldman Sachs International	11/06/13	19,802	20,244	442
				$356,939	$362,230	$5,291

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
4,276,731	CAD	State Street Corp.	11/06/13	$4,142	$4,101	$41
6,096,405	CAD	Union Bank of Switzerland AG	11/06/13	5,920	5,847	73
6,044,868	CHF	Australia and New Zealand Banking Group Limited	11/06/13	6,685	6,663	22
2,839,156	CHF	Goldman Sachs International	11/06/13	3,039	3,129	(90)
10,955,871	CHF	State Street Corp.	11/06/13	12,071	12,075	(4)
6,601,728	CHF	Union Bank of Switzerland AG	11/06/13	7,254	7,276	(22)
3,425,502	CHF	Westpac Banking Corp.	11/06/13	3,682	3,775	(93)
24,162,319	DKK	BNP Paribas	02/04/14	4,481	4,402	79
25,872,481	DKK	State Street Corp.	02/04/14	4,787	4,713	74
18,371,072	DKK	Union Bank of Switzerland AG	02/04/14	3,403	3,347	56
14,933,737	EUR	Australia and New Zealand Banking Group Limited	11/06/13	20,196	20,276	(80)
29,064,212	EUR	Citibank, N.A.	11/06/13	38,777	39,462	(685)
11,758,297	EUR	Goldman Sachs International	11/06/13	15,738	15,965	(227)
2,401,963	EUR	Royal Bank of Canada	11/06/13	3,245	3,261	(16)
7,017,002	EUR	State Street Corp.	11/06/13	9,634	9,528	106
2,751,823	EUR	Union Bank of Switzerland AG	11/06/13	3,735	3,737	(2)
2,626,208	EUR	Citibank, N.A.	02/04/14	3,615	3,566	49
9,030,557	GBP	Australia and New Zealand Banking Group Limited	11/06/13	14,639	14,479	160
17,753,965	GBP	Citibank, N.A.	11/06/13	27,173	28,467	(1,294)
4,371,509	GBP	Goldman Sachs International	11/06/13	6,864	7,009	(145)
9,631,219	GBP	State Street Corp.	11/06/13	15,561	15,442	119
30,329,229	HKD	Australia and New Zealand Banking Group Limited	11/06/13	3,911	3,911	— (h)
233,716,300	HKD	TD Bank Financial Group	11/06/13	30,145	30,146	(1)
642,111,587	JPY	Australia and New Zealand Banking Group Limited	11/06/13	6,408	6,530	(122)
1,489,322,192	JPY	Goldman Sachs International	11/06/13	15,229	15,146	83
2,904,248,709	JPY	State Street Corp.	11/06/13	29,573	29,536	37

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	69

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands, except number of contracts)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
936,408,596	JPY	Westpac Banking Corp.	11/06/13	$9,595	$9,523	$72
425,003,520	JPY	Credit Suisse International	02/04/14	4,344	4,325	19
316,153,434	JPY	State Street Corp.	02/04/14	3,232	3,218	14
28,165,515	SEK	Barclays Bank plc	11/06/13	4,294	4,346	(52)
				$321,372	$323,201	$(1,829)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 10/31/13 of the currency being sold, and the value at 10/31/13 is the U.S. dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

JPMorgan International Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.8%
		Belgium — 1.5%
1		Anheuser-Busch InBev N.V. (m)	64

		Canada — 4.7%
1		Canadian National Railway Co. (m)	96
3		Suncor Energy, Inc. (m)	105

			201

		France — 11.7%
2		Accor S.A. (m)	93
2		European Aeronautic Defence and Space Co. N.V. (m)	110
1		Kering (m)	120
1		Sanofi (m)	98
1		Schneider Electric S.A. (m)	82

			503

		Germany — 10.2%
1		Allianz SE (m)	90
3		Deutsche Post AG (m)	98
1		Fresenius SE & Co. KGaA (m)	86
1		Henkel AG & Co. KGaA (m)	85
1		SAP AG (m)	81

			440

		Hong Kong — 4.6%
8		Cheung Kong Holdings Ltd. (m)	125
10		Sands China Ltd. (m)	74

			199

		India — 2.2%
3		HDFC Bank Ltd., ADR (m)	95

		Japan — 11.2%
1		East Japan Railway Co. (m)	87
2		Japan Tobacco, Inc. (m)	87
3		Komatsu Ltd. (m)	68
1		Nitto Denko Corp. (m)	68
2		Toyota Motor Corp. (m)	117
11		Yahoo! Japan Corp. (m)	53

			480

		Russia — 1.9%
7		Sberbank of Russia, ADR (m)	84

		South Africa — 1.0%
1		Tiger Brands Ltd. (m)	42

		South Korea — 4.4%
—	(h)	Hyundai Mobis (m)	88
—	(h)	Samsung Electronics Co., Ltd., Reg. S., GDR (m)	100

			188

SHARES		SECURITY DESCRIPTION	VALUE($)

		Spain — 3.8%
6		Atresmedia Corp de Medios de Comunicaion S.A. (m)	93
6		Banco Bilbao Vizcaya Argentaria S.A. (m)	72

			165

		Sweden — 2.2%
3		Svenska Cellulosa AB SCA, Class B (m)	93

		Switzerland — 10.7%
1		Cie Financiere Richemont S.A. (m)	141
1		Novartis AG (m)	81
—	(h)	Roche Holding AG (m)	128
6		UBS AG (a) (m)	110

			460

		United Kingdom — 26.3%
4		BG Group plc (m)	89
32		Home Retail Group plc (m)	102
12		HSBC Holdings plc (m)	127
8		International Consolidated Airlines Group S.A. (a) (m)	45
2		Intertek Group plc (m)	84
9		Meggitt plc (m)	87
7		Partnership Assurance Group plc (a) (m)	47
4		Persimmon plc (a) (m)	72
7		Prudential plc (m)	136
3		Rio Tinto plc (m)	129
6		Standard Chartered plc (m)	135
4		WPP plc (m)	77

			1,130

		United States — 2.4%
37		Samsonite International S.A. (m)	102

		Total Investments — 98.8% (Cost $3,417)	4,246
		Other Assets in Excess of Liabilities — 1.2%	50

		NET ASSETS — 100.0%	$4,296

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	71

JPMorgan International Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands)

Summary of Investments by Industry, October 31, 2013

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	12.1%
Textiles, Apparel & Luxury Goods	8.5
Pharmaceuticals	7.2
Insurance	6.4
Aerospace & Defense	4.6
Oil, Gas & Consumable Fuels	4.6
Road & Rail	4.3
Household Products	4.2
Media	4.0
Hotels, Restaurants & Leisure	3.9
Metals & Mining	3.0
Real Estate Management & Development	3.0
Automobiles	2.7
Capital Markets	2.6
Internet & Catalog Retail	2.4

INDUSTRY	PERCENTAGE
Semiconductors & Semiconductor Equipment	2.4%
Air Freight & Logistics	2.3
Auto Components	2.1
Tobacco	2.1
Health Care Providers & Services	2.0
Professional Services	2.0
Electrical Equipment	1.9
Software	1.9
Household Durables	1.7
Chemicals	1.6
Machinery	1.6
Beverages	1.5
Internet Software & Services	1.3
Airlines	1.1
Food Products	1.0

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.4%
	Australia — 2.4%
1,719	Australia & New Zealand Banking Group Ltd. (m)	55,009
3,757	Goodman Group (m)	17,954

		72,963

	Belgium — 1.3%
263	Solvay S.A. (m)	41,157

	Brazil — 0.6%
2,099	Cia Energetica de Minas Gerais, ADR (m)	18,830

	Canada — 0.5%
759	First Quantum Minerals Ltd. (m)	14,398

	China — 1.3%
19,084	China Construction Bank Corp., Class H (m)	14,848
8,289	China Shenhua Energy Co., Ltd., Class H (m)	25,212

		40,060

	Denmark — 1.1%
1,423	Danske Bank A/S (a) (m)	33,246

	Finland — 1.1%
871	Afarak Group OYJ (a) (i)	414
2,084	UPM-Kymmene OYJ (m)	33,081

		33,495

	France — 15.4%
2,201	AXA S.A. (m)	54,848
977	BNP Paribas S.A. (m)	72,077
949	Cie de St-Gobain (m)	49,831
1,098	Electricite de France S.A. (m)	38,439
565	European Aeronautic Defence and Space Co. N.V. (m)	38,692
1,031	GDF Suez (m)	25,550
332	Lafarge S.A. (m)	22,918
410	Sanofi (m)	43,762
415	Schneider Electric S.A. (m)	34,934
794	Societe Generale S.A. (m)	44,853
341	Sodexo (m)	33,127
844	Suez Environnement Co. (m)	14,724

		473,755

	Germany — 10.3%
264	Allianz SE (m)	44,361
481	BASF SE (m)	49,942
487	Bayer AG (m)	60,457
632	Daimler AG (m)	51,755
602	Deutsche Bank AG (m)	29,092
3,167	Deutsche Telekom AG (m)	49,772
663	Metro AG (m)	31,108

		316,487

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hong Kong — 2.9%
7,912	China Overseas Land & Investment Ltd. (m)	24,519
3,264	Hutchison Whampoa Ltd. (m)	40,672
2,837	Wharf Holdings Ltd. (m)	23,874

		89,065

	India — 0.6%
459	ICICI Bank Ltd., ADR (m)	17,138

	Italy — 3.9%
1,292	Assicurazioni Generali S.p.A. (m)	30,213
2,726	Eni S.p.A. (m)	69,212
2,758	UniCredit SpA (m)	20,706

		120,131

	Japan — 21.0%
714	Bridgestone Corp. (m)	24,485
1,278	Daiwa House Industry Co., Ltd. (m)	25,603
341	East Japan Railway Co. (m)	29,614
6,557	Hitachi Ltd. (m)	45,867
785	Honda Motor Co., Ltd. (m)	31,335
1,115	Japan Tobacco, Inc. (m)	40,352
6,252	Kawasaki Heavy Industries Ltd. (m)	24,430
11,043	Mitsubishi UFJ Financial Group, Inc. (m)	70,324
539	Mitsui Fudosan Co., Ltd. (m)	17,855
451	Nitto Denko Corp. (m)	23,635
2,628	Nomura Holdings, Inc. (m)	19,413
3,069	ORIX Corp. (m)	53,153
1,855	Ricoh Co., Ltd. (m)	19,590
1,010	Seven & I Holdings Co., Ltd. (m)	37,368
1,640	Sumitomo Corp. (m)	21,343
1,827	Sumitomo Electric Industries Ltd. (m)	27,371
1,065	Sumitomo Mitsui Financial Group, Inc. (m)	51,483
886	Toyota Motor Corp. (m)	57,440
1,186	Yamato Holdings Co., Ltd. (m)	25,502

		646,163

	Netherlands — 4.5%
249	ASML Holding N.V. (m)	23,542
2,262	ING Groep N.V., CVA (a) (m)	28,745
2,631	Royal Dutch Shell plc, Class A (m)	87,639

		139,926

	Norway — 0.9%
1,217	Telenor ASA (m)	29,233

	South Korea — 1.0%
22	Samsung Electronics Co., Ltd. (m)	30,182

	Spain — 1.5%
1,715	Repsol S.A. (m)	45,980

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	73

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Sweden — 2.6%
838	Electrolux AB, Series B, (m)	20,676
1,906	Nordea Bank AB (m)	24,376
2,862	Telefonaktiebolaget LM Ericsson, Class B (m)	34,230

		79,282

	Switzerland — 6.0%
719	Credit Suisse Group AG (a) (m)	22,374
726	Novartis AG (m)	56,365
107	Roche Holding AG (m)	29,691
634	Swiss Re AG (a) (m)	55,682
1,101	UBS AG (a) (m)	21,293

		185,405

	United Kingdom — 16.5%
8,214	Barclays plc (m)	34,560
1,716	BG Group plc (m)	35,010
4,852	Centrica plc (m)	27,442
9,508	HSBC Holdings plc (m)	104,220
1,189	InterContinental Hotels Group plc (m)	34,654
3,875	Kingfisher plc (m)	23,443
1,163	Pearson plc (m)	24,322
2,285	Prudential plc (m)	46,729
854	Rio Tinto plc (m)	43,216
359	SABMiller plc (m)	18,696
1,145	Tullow Oil plc (m)	17,314
27,091	Vodafone Group plc (m)	99,227

		508,833

	Total Common Stocks (Cost $2,320,146)	2,935,729

Preferred Stock — 1.0%
	Germany — 1.0%
120	Volkswagen AG (m) (Cost $11,037)	30,312

Short-Term Investment — 2.7%
	Investment Company — 2.7%
84,112	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $84,112)	84,112

	Total Investments — 99.1% (Cost $2,415,295)	3,050,153
	Other Assets in Excess of Liabilities — 0.9%	26,370

	NET ASSETS — 100.0%	$3,076,523

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2013

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	17.8%
Oil, Gas & Consumable Fuels	9.2
Insurance	7.6
Pharmaceuticals	6.2
Automobiles	5.6
Chemicals	3.8
Wireless Telecommunication Services	3.3
Capital Markets	3.0
Real Estate Management & Development	3.0
Diversified Financial Services	2.7
Diversified Telecommunication Services	2.6
Food & Staples Retailing	2.2
Hotels, Restaurants & Leisure	2.2
Multi-Utilities	2.2
Electrical Equipment	2.0
Metals & Mining	1.9
Electric Utilities	1.9
Semiconductors & Semiconductor Equipment	1.8
Building Products	1.6
Electronic Equipment, Instruments & Components	1.5
Industrial Conglomerates	1.3
Tobacco	1.3
Aerospace & Defense	1.3
Communications Equipment	1.1
Paper & Forest Products	1.1
Road & Rail	1.0
Others (each less than 1.0%)	8.0
Short-Term Investment	2.8

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
560	Dow Jones Euro STOXX 50 Index	12/20/13	$23,259	$98
131	FTSE 100 Index	12/20/13	14,091	(7)

				$91

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 10/31/13		NET UNREALIZED APPRECIATION (DEPRECIATION)
13,114,636	AUD
1,202,638,350	for JPY	Royal Bank of Scotland	11/29/13	$12,232	#	$12,375	#	$143
6,277,715	EUR
5,301,028	for GBP	TD Bank Financial Group	11/29/13	8,498	#	8,524	#	26
7,118,271	EUR
945,342,045	for JPY	State Street Corp.	11/29/13	9,615	#	9,665	#	50
5,701,639	GBP
6,691,515	for EUR	Australia and New Zealand Banking Group Limited	11/29/13	9,085	#	9,140	#	55
4,875,148	GBP
768,845,002	for JPY	Deutsche Bank AG	11/29/13	7,821	#	7,816	#	(5)
1,134,301,744	JPY
10,433,239	for CHF	Union Bank of Switzerland AG	11/29/13	11,501	#	11,537	#	36
63,112,148	NOK
1,023,938,113	for JPY	Goldman Sachs International	11/29/13	10,414	#	10,592	#	178
161,659,837	AUD	Australia and New Zealand Banking Group Limited	11/29/13	145,858		152,542		6,684
8,346,017	AUD	HSBC Bank, N.A.	11/29/13	7,991		7,875		(116)
4,935,962	EUR	Australia and New Zealand Banking Group Limited	11/29/13	6,551		6,702		151
14,218,305	EUR	Barclays Bank plc	11/29/13	19,369		19,306		(63)
15,382,354	EUR	Citibank, N.A.	11/29/13	20,836		20,887		51
4,288,776	EUR	Credit Suisse International	11/29/13	5,819		5,824		5
8,933,790	EUR	Merrill Lynch International	11/29/13	12,218		12,131		(87)
6,047,644	EUR	Morgan Stanley	11/29/13	8,076		8,212		136
6,351,459	EUR	Societe Generale	11/29/13	8,411		8,624		213
6,126,976	EUR	Union Bank of Switzerland AG	11/29/13	8,268		8,319		51
16,913,986	EUR	Westpac Banking Corp.	11/29/13	22,734		22,966		232
12,291,062	GBP	Deutsche Bank AG	11/29/13	19,517		19,704		187
4,585,396	GBP	Goldman Sachs International	11/29/13	7,199		7,351		152
4,082,475	GBP	Merrill Lynch International	11/29/13	6,455		6,545		90
7,167,117	GBP	Royal Bank of Scotland	11/29/13	11,435		11,489		54
5,442,212	GBP	State Street Corp.	11/29/13	8,432		8,724		292
38,850,813	GBP	TD Bank Financial Group	11/29/13	60,839		62,282		1,443
4,811,232	GBP	Westpac Banking Corp.	11/29/13	7,722		7,713		(9)
584,758,292	JPY	BNP Paribas	11/29/13	5,978		5,948		(30)
2,704,734,833	JPY	Citibank, N.A.	11/29/13	27,533		27,510		(23)
1,227,052,653	JPY	Credit Suisse International	11/29/13	12,642		12,480		(162)
1,316,882,765	JPY	Merrill Lynch International	11/29/13	13,377		13,394		17
1,796,656,767	JPY	State Street Corp.	11/29/13	18,379		18,274		(105)
33,630,243	NOK	Merrill Lynch International	11/29/13	5,608		5,644		36

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	75

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands, except number of contracts)

CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
154,961,790	SEK	Citibank, N.A.	11/29/13	$23,795	$23,899	$104
60,498,296	SGD	Goldman Sachs International	11/29/13	47,404	48,703	1,299
				$611,612	$622,697	$11,085

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
4,259,576	CAD	State Street Corp.	11/29/13	$4,102	$4,083	$19
5,722,286	CHF	Societe Generale	11/29/13	6,191	6,308	(117)
36,931,441	CHF	Union Bank of Switzerland AG	11/29/13	40,137	40,711	(574)
17,294,905	CHF	Westpac Banking Corp.	11/29/13	18,545	19,064	(519)
8,030,735	EUR	Citibank, N.A.	11/29/13	10,885	10,904	(19)
10,964,487	EUR	Goldman Sachs International	11/29/13	14,655	14,888	(233)
64,923,884	EUR	Merrill Lynch International	11/29/13	87,159	88,155	(996)
7,082,404	EUR	Royal Bank of Canada	11/29/13	9,613	9,617	(4)
26,095,072	EUR	Royal Bank of Scotland	11/29/13	34,883	35,433	(550)
27,160,177	EUR	Societe Generale	11/29/13	36,439	36,879	(440)
4,798,061	GBP	Goldman Sachs International	11/29/13	7,681	7,692	(11)
12,335,417	GBP	Royal Bank of Scotland	11/29/13	19,655	19,775	(120)
7,455,294	GBP	Societe Generale	11/29/13	11,910	11,951	(41)
60,956,547	HKD	Merrill Lynch International	11/29/13	7,863	7,862	1
87,544,282	HKD	State Street Corp.	11/29/13	11,292	11,293	(1)
205,089,155	HKD	Westpac Banking Corp.	11/29/13	26,456	26,455	1
1,433,108,147	JPY	Merrill Lynch International	11/29/13	14,512	14,576	(64)
4,176,025,461	JPY	Morgan Stanley	11/29/13	42,955	42,474	481
2,483,162,191	JPY	National Australia Bank	11/29/13	25,075	25,257	(182)
1,773,926,115	JPY	Royal Bank of Canada	11/29/13	18,041	18,043	(2)
78,430,256	SEK	Credit Suisse International	11/29/13	12,186	12,096	90
				$460,235	$463,516	$(3,281)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 10/31/13 of the currency being sold, and the value at 10/31/13 is the U.S. dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.6%
	Australia — 5.5%
279	Asciano Ltd. (m)	1,532
198	Australia & New Zealand Banking Group Ltd. (m)	6,343
218	BHP Billiton Ltd. (m)	7,725
334	Challenger Ltd. (m)	1,897
47	Commonwealth Bank of Australia (m)	3,362
38	Flight Centre Ltd. (m)	1,846
50	Macquarie Group Ltd. (m)	2,427
167	Suncorp Group Ltd. (m)	2,102
61	Wesfarmers Ltd. (m)	2,462
191	Westpac Banking Corp. (m)	6,212

		35,908

	Austria — 0.4%
5	ams AG (m)	501
47	Voestalpine AG (m)	2,199

		2,700

	Belgium — 0.9%
37	Anheuser-Busch InBev N.V. (m)	3,866
32	Delhaize Group S.A. (m)	2,013

		5,879

	Bermuda — 0.3%
26	Signet Jewelers Ltd. (m)	1,968

	China — 1.3%
4,154	China Construction Bank Corp., Class H (m)	3,232
1,090	CNOOC Ltd. (m)	2,217
4,260	Industrial & Commercial Bank of China Ltd., Class H (m)	2,986

		8,435

	Denmark — 0.7%
55	Pandora A/S (m)	2,604
216	TDC A/S (m)	1,950

		4,554

	Finland — 1.4%
95	Elisa OYJ (m)	2,383
48	Sampo, Class A (m)	2,289
248	Stora Enso OYJ, Class R (m)	2,304
154	UPM-Kymmene OYJ (m)	2,448

		9,424

	France — 10.4%
272	AXA S.A. (m)	6,768
78	BNP Paribas S.A. (m)	5,736
60	Bouygues S.A. (m)	2,332
43	Cap Gemini S.A. (m)	2,815

SHARES	SECURITY DESCRIPTION	VALUE($)

	France — Continued
34	Cie de St-Gobain (m)	1,791
78	Electricite de France S.A. (m)	2,740
42	European Aeronautic Defence and Space Co. N.V. (m)	2,848
139	Orange S.A. (m)	1,911
66	Plastic Omnium S.A. (m)	1,900
27	Renault S.A. (m)	2,322
38	Safran S.A. (m)	2,412
41	Sanofi (m)	4,424
38	Schneider Electric S.A. (m)	3,156
70	SCOR SE (m)	2,473
53	Societe Generale S.A. (m)	3,001
42	Teleperformance (m)	2,212
42	Thales S.A. (m)	2,547
135	Total S.A. (m)	8,280
28	Valeo S.A. (m)	2,749
48	Vinci S.A. (m)	3,040
17	Zodiac Aerospace (m)	2,652

		68,109

	Germany — 8.6%
33	Allianz SE (m)	5,571
57	BASF SE (m)	5,882
73	Bayer AG (m)	8,998
25	Bayerische Motoren Werke AG (m)	2,863
20	Bilfinger Berger SE (m)	2,209
13	Continental AG (m)	2,425
64	Daimler AG (m)	5,200
78	Deutsche Bank AG (m)	3,785
96	Deutsche Post AG (m)	3,236
183	Deutsche Telekom AG (m)	2,875
80	Freenet AG (a) (m)	2,072
12	Fresenius SE & Co. KGaA (m)	1,621
62	GEA Group AG (m)	2,692
15	Merck KGaA (m)	2,492
2	Osram Licht AG (a) (m)	90
43	Stada Arzneimittel AG (m)	2,492
35	Wincor Nixdorf AG (m)	2,318

		56,821

	Hong Kong — 1.7%
145	Cheung Kong Holdings Ltd. (m)	2,264
748	China Overseas Land & Investment Ltd. (m)	2,318
217	Hutchison Whampoa Ltd. (m)	2,704
342	Sands China Ltd. (m)	2,435
140	Swire Pacific Ltd., Class A (m)	1,612

		11,333

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	77

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	India — 0.7%
81	HDFC Bank Ltd., ADR (m)	2,953
283	Yes Bank Ltd. (m)	1,697

		4,650

	Ireland — 0.8%
66	Shire plc (m)	2,923
102	Smurfit Kappa Group plc (m)	2,476

		5,399

	Italy — 0.9%
78	Azimut Holding S.p.A. (m)	1,988
165	Eni S.p.A. (m)	4,183

		6,171

	Japan — 19.5%
68	Asahi Group Holdings Ltd. (m)	1,836
35	Astellas Pharma, Inc. (m)	1,962
79	Bridgestone Corp. (m)	2,715
81	Century Tokyo Leasing Corp. (m)	2,566
251	Chiba Bank Ltd. (The) (m)	1,789
86	Coca-Cola West Co., Ltd. (m)	1,740
233	Daicel Corp. (m)	1,964
46	Daikin Industries Ltd. (m)	2,641
103	Daiwa House Industry Co., Ltd. (m)	2,064
32	East Japan Railway Co. (m)	2,754
552	Fuji Electric Co., Ltd. (m)	2,475
78	Fuji Media Holdings, Inc. (m)	1,553
86	Fuji Oil Co., Ltd. (m)	1,567
424	Fukuoka Financial Group, Inc. (m)	1,912
23	HIS Co., Ltd. (m)	1,251
420	Hitachi Ltd. (m)	2,938
102	Honda Motor Co., Ltd. (m)	4,057
173	ITOCHU Corp. (m)	2,078
87	Japan Tobacco, Inc. (m)	3,152
826	Kawasaki Kisen Kaisha Ltd. (m)	1,894
52	KDDI Corp. (m)	2,800
152	Kubota Corp. (m)	2,251
307	Marubeni Corp. (m)	2,404
126	Mitsubishi Corp. (m)	2,555
1,052	Mitsubishi UFJ Financial Group, Inc. (m)	6,698
75	Mitsui Fudosan Co., Ltd. (m)	2,484
143	Nippon Paint Co., Ltd. (m)	2,405
44	Nippon Telegraph & Telephone Corp. (m)	2,303
268	Nissan Motor Co., Ltd. (m)	2,694
461	OJI Paper Co., Ltd. (m)	2,107
66	Omron Corp. (m)	2,515
225	ORIX Corp. (m)	3,894

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — Continued
149	Ricoh Co., Ltd. (m)	1,574
21	Ryohin Keikaku Co., Ltd. (m)	2,125
106	Seiko Epson Corp. (m)	1,722
210	Sekisui Chemical Co., Ltd. (m)	2,440
52	Seven & I Holdings Co., Ltd. (m)	1,924
61	SoftBank Corp. (m)	4,585
94	Sony Corp. (m)	1,636
147	Sumitomo Corp. (m)	1,914
156	Sumitomo Electric Industries Ltd. (m)	2,330
117	Sumitomo Mitsui Financial Group, Inc. (m)	5,650
448	Sumitomo Mitsui Trust Holdings, Inc. (m)	2,213
483	Sumitomo Osaka Cement Co., Ltd. (m)	1,949
152	T&D Holdings, Inc. (m)	1,825
315	Tokyo Gas Co., Ltd. (m)	1,709
162	TOTO Ltd. (m)	2,291
74	Toyoda Gosei Co., Ltd. (m)	1,858
157	Toyota Motor Corp. (m)	10,173

		127,936

	Netherlands — 5.6%
358	Aegon N.V. (m)	2,847
31	ASML Holding N.V. (m)	2,935
334	ING Groep N.V., CVA (a) (m)	4,245
140	Koninklijke Ahold N.V. (m)	2,662
28	Koninklijke DSM N.V. (m)	2,147
78	Koninklijke Philips N.V. (m)	2,772
45	Nutreco N.V. (m)	2,201
481	PostNL N.V. (a) (m)	2,513
15	Randstad Holding N.V. (m)	926
330	Royal Dutch Shell plc, Class B (m)	11,423
104	SBM Offshore N.V. (a) (m)	2,187

		36,858

	Norway — 0.8%
145	DNB ASA (m)	2,577
112	Telenor ASA (m)	2,684

		5,261

	Portugal — 0.3%
518	EDP - Energias de Portugal S.A. (m)	1,908

	South Korea — 0.3%
9	Hyundai Motor Co. (m)	2,171

	Spain — 2.2%
67	Amadeus IT Holding S.A., Class A (m)	2,487
76	Endesa S.A. (a) (m)	2,201
114	Ferrovial S.A. (m)	2,182

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Spain — Continued
99	Gas Natural SDG S.A. (m)	2,332
406	Iberdrola S.A. (m)	2,551
102	Repsol S.A. (m)	2,735

		14,488

	Sweden — 2.7%
78	NCC AB, Class B (m)	2,410
181	Securitas AB, Class B (m)	2,059
91	Svenska Cellulosa AB SCA, Class B (m)	2,588
59	Svenska Handelsbanken AB, Class A (m)	2,654
103	Swedbank AB, Class A (m)	2,692
249	Telefonaktiebolaget LM Ericsson, Class B (m)	2,978
127	Trelleborg AB, Class B (m)	2,402

		17,783

	Switzerland — 12.0%
194	ABB Ltd. (a) (m)	4,937
18	Actelion Ltd. (a) (m)	1,365
41	Cie Financiere Richemont S.A., Class A (m)	4,159
147	Credit Suisse Group AG (a) (m)	4,576
511	Ferrexpo plc (m)	1,484
3	Galenica AG (m)	2,390
106	GAM Holding AG (a) (m)	1,990
3	Georg Fischer AG (a) (m)	1,829
942	Glencore Xstrata plc (a) (m)	5,125
27	Lonza Group AG (a) (m)	2,428
114	Nestle S.A. (m)	8,251
136	Novartis AG (m)	10,548
155	OC Oerlikon Corp. AG (a) (m)	2,161
42	Roche Holding AG (m)	11,718
10	Straumann Holding AG (m)	2,082
4	Swatch Group AG (The) (m)	2,693
9	Swiss Life Holding AG (a) (m)	1,840
26	Swiss Re AG (a) (m)	2,282
232	UBS AG (a) (m)	4,483
10	Zurich Insurance Group AG (a) (m)	2,650

		78,991

	Taiwan — 0.3%
95	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	1,749

	United Kingdom — 19.3%
329	3i Group plc (m)	1,968
164	ARM Holdings plc (m)	2,565
63	Associated British Foods plc (m)	2,292
386	Aviva plc (m)	2,770
1,386	Barclays plc (m)	5,830

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — Continued
233	BG Group plc (m)	4,750
22	BHP Billiton plc (m)	688
504	BP plc (m)	3,911
95	British American Tobacco plc (m)	5,255
183	British Land Co. plc (m)	1,828
177	Britvic plc (m)	1,771
503	BT Group plc (m)	3,042
211	BTG plc (a) (m)	1,419
80	Burberry Group plc (m)	1,965
273	Carillion plc (m)	1,329
393	Centrica plc (m)	2,224
155	Daily Mail & General Trust plc, Class A (m)	2,017
128	Diageo plc (m)	4,080
169	Drax Group plc (m)	1,723
101	easyJet plc (m)	2,124
106	Hikma Pharmaceuticals plc (m)	2,042
525	Home Retail Group plc (m)	1,674
828	HSBC Holdings plc (m)	9,079
219	Inchcape plc (m)	2,237
866	ITV plc (m)	2,647
344	J Sainsbury plc (m)	2,178
387	Kingfisher plc (m)	2,344
790	Legal & General Group plc (m)	2,739
3,220	Lloyds Banking Group plc (a) (m)	3,983
241	Meggitt plc (m)	2,211
100	Persimmon plc (a) (m)	2,030
270	Prudential plc (m)	5,524
123	Rio Tinto plc (m)	6,230
204	St. James’s Place plc (m)	2,213
195	Standard Chartered plc (m)	4,676
1,316	Taylor Wimpey plc (m)	2,323
87	Travis Perkins plc (m)	2,588
3,322	Vodafone Group plc (m)	12,167
362	WM Morrison Supermarkets plc (m)	1,635
130	WPP plc (m)	2,770

		126,841

	Total Common Stocks (Cost $502,174)	635,337

Preferred Stocks — 0.9%
	Germany — 0.9%
22	Henkel AG & Co. KGaA (m)	2,397
14	Volkswagen AG (m)	3,677

	Total Preferred Stocks (Cost $3,672)	6,074

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	79

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 2.2%
	Investment Company — 2.2%
14,340	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $14,340)	14,340

	Total Investments — 99.7% (Cost $520,186)	655,751
	Other Assets in Excess of Liabilities — 0.3%	2,128

	NET ASSETS — 100.0%	$657,879

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2013

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	13.0%
Pharmaceuticals	7.8
Insurance	6.7
Oil, Gas & Consumable Fuels	5.7
Automobiles	5.1
Metals & Mining	3.6
Wireless Telecommunication Services	3.3
Capital Markets	3.2
Diversified Telecommunication Services	2.6
Food Products	2.2
Beverages	2.0
Electrical Equipment	2.0
Food & Staples Retailing	2.0
Aerospace & Defense	1.9
Diversified Financial Services	1.9
Chemicals	1.9
Auto Components	1.8
Trading Companies & Distributors	1.8
Textiles, Apparel & Luxury Goods	1.7
Machinery	1.7
Construction & Engineering	1.7
Real Estate Management & Development	1.6
Electric Utilities	1.4
Media	1.4
Household Durables	1.3
Tobacco	1.3
Semiconductors & Semiconductor Equipment	1.2
Paper & Forest Products	1.0
Building Products	1.0
Others (each less than 1.0%)	14.0
Short-Term Investments	2.2

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

J.P. Morgan International Equity Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
CVA	— Dutch Certification
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
GDR	— Global Depositary Receipt
HKD	— Hong Kong Dollar
JPY	— Japanese Yen
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
NVDR	— Non Voting Depository Receipt
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

REIT	— Real Estate Investment Trust
SDR	— Swedish Depositary Receipt
SEK	— Swedish Krona
SGD	— Singapore Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(l)	— The rate shown is the current yield as of October 31, 2013.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and forward foreign currency exchange contracts.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A of the notes to financial statements are as follows (amounts in thousands):

Fund	Value	Percentage
Emerging Economies Fund	$774,489	75.2%
Emerging Markets Equity Fund	2,444,138	71.2
Global Equity Income Fund	65,919	61.0
Global Research Enhanced Index Fund	754,913	39.9
International Equity Fund	1,879,204	93.9
International Equity Index Fund	559,577	94.7
International Opportunities Fund	1,390,322	97.4
International Unconstrained Equity Fund	3,850	90.7
International Value Fund	2,915,675	95.6
Intrepid International Fund	636,708	97.1

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	81

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2013

(Amounts in thousands, except per share amounts)

	Emerging Economies Fund		Emerging Markets Equity Fund	Global Equity Income Fund		Global Research Enhanced Index Fund
ASSETS:
Investments in non-affiliates, at value	$1,016,075		$3,291,857	$104,202		$1,808,672
Investments in affiliates, at value	14,082		141,356	3,942		85,564

Total investment securities, at value	1,030,157		3,433,213	108,144		1,894,236
Cash	518		14,758	342		238
Foreign currency, at value	4,044		24,699	759		2,805
Deposits at broker for futures contracts	—		—	—		4,325
Receivables:
Investment securities sold	—		14,289	1,599		6,435
Fund shares sold	511		5,591	274		4,257
Dividends from non-affiliates	1,052		2,370	183		2,437
Dividends from affiliates	—	(a)	2	—	(a)	1
Tax reclaims	—		—	85		139
Variation margin on futures contracts	—		—	—		56
Unrealized appreciation on forward foreign currency exchange contracts	—		—	48		—
Deferred offering costs	—		—	—		13

Total Assets	1,036,282		3,494,922	111,434		1,914,942

LIABILITIES:
Payables:
Distributions	—		—	26		—
Investment securities purchased	5,418		69,252	3,184		6,701
Fund shares redeemed	171		3,696	129		12,346
Unrealized depreciation on forward foreign currency exchange contracts	—		—	238		—
Accrued liabilities:
Investment advisory fees	834		2,832	37		309
Administration fees	—		191	—		132
Shareholder servicing fees	57		286	17		35
Distribution fees	17		106	11		—	(a)
Custodian and accounting fees	131		554	34		136
Trustees’ and Chief Compliance Officer’s fees	1		1	—		—	(a)
Deferred India capital gains tax	—		5,585	—		—
Other	67		726	74		84

Total Liabilities	6,696		83,229	3,750		19,743

Net Assets	$1,029,586		$3,411,693	$107,684		$1,895,199

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

	Emerging Economies Fund	Emerging Markets Equity Fund	Global Equity Income Fund	Global Research Enhanced Index Fund
NET ASSETS:
Paid-in-Capital	$1,031,264	$2,985,578	$94,337	$1,712,015
Accumulated undistributed (distributions in excess of) net investment income	12,415	20,153	61	14,318
Accumulated net realized gains (losses)	(68,818)	(97,632)	834	7,156
Net unrealized appreciation (depreciation)	54,725	503,594	12,452	161,710

Total Net Assets	$1,029,586	$3,411,693	$107,684	$1,895,199

Net Assets:
Class A	$69,690	$327,090	$49,118	$58
Class B	—	4,245	—	—
Class C	5,089	56,119	1,957	58
Class R2	—	—	558	58
Class R5	676,985	—	566	—
Institutional Class	—	1,123,600	—	—
Select Class	277,822	1,900,639	55,485	1,895,025

Total	$1,029,586	$3,411,693	$107,684	$1,895,199

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	5,112	14,194	2,946	3
Class B	—	187	—	—
Class C	379	2,505	118	3
Class R2	—	—	33	3
Class R5	49,372	—	34	—
Institutional Class	—	47,341	—	—
Select Class	20,326	80,991	3,321	109,125

Net Asset Value (a):
Class A — Redemption price per share	$13.63	$23.05	$16.67	$17.33
Class B — Offering price per share (b)	—	22.57	—	—
Class C — Offering price per share (b)	13.44	22.41	16.63	17.28
Class R2 — Offering and redemption price per share	—	—	16.67	17.30
Class R5 — Offering and redemption price per share	13.71	—	16.72	—
Institutional Class — Offering and redemption price per share	—	23.73	—	—
Select Class — Offering and redemption price per share	13.67	23.47	16.71	17.37
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$14.39	$24.32	$17.59	$18.29

Cost of investments in non-affiliates	$961,415	$2,783,187	$91,573	$1,649,238
Cost of investments in affiliates	14,082	141,356	3,942	85,564
Cost of foreign currency	4,003	24,423	747	2,804

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	83

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands, except per share amounts)

	International Equity Fund		International Equity Index Fund		International Opportunities Fund
ASSETS:
Investments in non-affiliates, at value	$1,938,925		$571,739		$1,407,776
Investments in affiliates, at value	61,450		19,452		19,578

Total investment securities, at value	2,000,375		591,191		1,427,354
Cash	108		376		57
Foreign currency, at value	19		4,368		23
Deposits at broker for futures contracts	—		1,311		—
Receivables:
Investment securities sold	—		559		3,597
Fund shares sold	1,368		226		924
Dividends from non-affiliates	3,537		951		2,452
Dividends from affiliates	1		—	(a)	1
Tax reclaims	1,630		622		1,256
Unrealized appreciation on forward foreign currency exchange contracts	—		—		6,772
Prepaid expenses	—		—		25

Total Assets	2,007,038		599,604		1,442,461

LIABILITIES:
Payables:
Fund shares redeemed	372		176		286
Variation margin on futures contracts	—		—	(a)	—
Unrealized depreciation on forward foreign currency exchange contracts	—		—		3,310
Accrued liabilities:
Investment advisory fees	1,184		90		713
Administration fees	—		—	(a)	101
Shareholder servicing fees	142		—	(a)	41
Distribution fees	55		39		27
Custodian and accounting fees	97		141		89
Trustees’ and Chief Compliance Officer’s fees	—	(a)	1		1
Audit fees	50		53		53
Transfer agent fees	131		80		54
Printing & mailing costs	44		37		17
Other	9		11		2

Total Liabilities	2,084		628		4,694

Net Assets	$2,004,954		$598,976		$1,437,767

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

	International Equity Fund	International Equity Index Fund	International Opportunities Fund
NET ASSETS:
Paid-in-Capital	$1,621,392	$363,811	$1,244,386
Accumulated undistributed (distributions in excess of) net investment income	2,096	7,888	12,024
Accumulated net realized gains (losses)	(33,835)	(432)	(65,385)
Net unrealized appreciation (depreciation)	415,301	227,709	246,742

Total Net Assets	$2,004,954	$598,976	$1,437,767

Net Assets:
Class A	$188,590	$108,193	$123,807
Class B	1,711	2,751	484
Class C	23,655	21,802	1,109
Class R2	1,230	1,957	—
Class R5	106,963	—	—
Class R6	1,248,489	—	1,204,314
Institutional Class	—	—	60,310
Select Class	434,316	464,273	47,743

Total	$2,004,954	$598,976	$1,437,767

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	11,845	5,103	8,120
Class B	111	140	32
Class C	1,556	1,063	74
Class R2	78	94	—
Class R5	6,631	—	—
Class R6	77,422	—	77,372
Institutional Class	—	—	3,874
Select Class	26,934	21,734	3,081

Net Asset Value (a):
Class A — Redemption price per share	$15.92	$21.20	$15.25
Class B — Offering price per share (b)	15.39	19.57	15.29
Class C — Offering price per share (b)	15.20	20.51	14.88
Class R2 — Offering and redemption price per share	15.87	20.91	—
Class R5 — Offering and redemption price per share	16.13	—	—
Class R6 — Offering and redemption price per share	16.13	—	15.57
Institutional Class — Offering and redemption price per share	—	—	15.57
Select Class — Offering and redemption price per share	16.13	21.36	15.50
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.80	$22.37	$16.09

Cost of investments in non-affiliates	$1,523,680	$344,845	$1,164,542
Cost of investments in affiliates	61,450	19,452	19,578
Cost of foreign currency	19	4,304	19

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	85

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands, except per share amounts)

	International Unconstrained Equity Fund		International Value Fund	Intrepid International Fund
ASSETS:
Investments in non-affiliates, at value	$4,246		$2,966,041	$641,411
Investments in affiliates, at value	—		84,112	14,340

Total investment securities, at value	4,246		3,050,153	655,751
Cash	90		118	189
Foreign currency, at value	3		256	9
Receivables:
Investment securities sold	—		4,861	1,230
Fund shares sold	—	(a)	16,592	3,753
Dividends from non-affiliates	6		6,728	1,212
Dividends from affiliates	—		1	—	(a)
Tax reclaims	6		2,218	545
Variation margin on futures contracts	—		91	—
Unrealized appreciation on forward foreign currency exchange contracts	—		12,277	—
Due from Adviser	16		—	—

Total Assets	4,367		3,093,295	662,689

LIABILITIES:
Payables:
Investment securities purchased	—		1	4,181
Fund shares redeemed	—		9,310	41
Unrealized depreciation on forward foreign currency exchange contracts	—		4,473	—
Accrued liabilities:
Investment advisory fees	—		1,516	399
Administration fees	—		115	—
Shareholder servicing fees	1		479	16
Distribution fees	—	(a)	61	13
Custodian and accounting fees	16		178	52
Trustees’ and Chief Compliance Officer’s fees	—	(a)	4	1
Audit fees	47		52	56
Transfer agent fees	3		443	31
Other	4		140	20

Total Liabilities	71		16,772	4,810

Net Assets	$4,296		$3,076,523	$657,879

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

	International Unconstrained Equity Fund	International Value Fund	Intrepid International Fund
NET ASSETS:
Paid-in-Capital	$3,148	$2,875,720	$1,076,021
Accumulated undistributed (distributions in excess of) net investment income	44	32,103	7,237
Accumulated net realized gains (losses)	275	(474,158)	(560,967)
Net unrealized appreciation (depreciation)	829	642,858	135,588

Total Net Assets	$4,296	$3,076,523	$657,879

Net Assets:
Class A	$83	$221,077	$60,135
Class B	—	2,476	—
Class C	76	22,682	1,131
Class R2	70	1,249	98
Class R5	71	—	—
Class R6	71	107,313	—
Institutional Class	—	1,087,334	582,599
Select Class	3,925	1,634,392	13,916

Total	$4,296	$3,076,523	$657,879

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	4	14,717	3,038
Class B	—	166	—
Class C	4	1,553	57
Class R2	3	84	5
Class R5	3	—	—
Class R6	3	7,019	—
Institutional Class	—	71,134	28,799
Select Class	190	107,602	679

Net Asset Value (a):
Class A — Redemption price per share	$20.59	$15.02	$19.79
Class B — Offering price per share (b)	—	14.86	—
Class C — Offering price per share (b)	20.47	14.61	19.92
Class R2 — Offering and redemption price per share	20.53	14.78	19.61
Class R5 — Offering and redemption price per share	20.69	—	—
Class R6 — Offering and redemption price per share	20.70	15.29	—
Institutional Class — Offering and redemption price per share	—	15.29	20.23
Select Class — Offering and redemption price per share	20.64	15.19	20.51
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$21.73	$15.85	$20.89

Cost of investments in non-affiliates	$3,417	$2,331,183	$505,846
Cost of investments in affiliates	—	84,112	14,340
Cost of foreign currency	3	249	9

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	87

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2013

(Amounts in thousands)

	Emerging Economies Fund	Emerging Markets Equity Fund		Global Equity Income Fund	Global Research Enhanced Index Fund (a)
INVESTMENT INCOME:
Interest income from affiliates	$—	$—		$—	$—	(b)
Dividend income from non-affiliates	22,987	69,019		2,976	17,059
Dividend income from affiliates	8	38		1	14
Foreign taxes withheld	(1,885)	(4,646)		(194)	(876)

Total investment income	21,110	64,411		2,783	16,197

EXPENSES:
Investment advisory fees	7,067	28,679		552	1,571
Administration fees	596	2,420		58	662
Distribution fees:
Class A	126	810		70	—	(b)
Class B	—	39		—	—
Class C	27	373		8	1
Class R2	—	—		3	—	(b)
Shareholder servicing fees:
Class A	126	810		70	—	(b)
Class B	—	13		—	—
Class C	9	124		3	—	(b)
Class R2	—	—		1	—	(b)
Class R5	242	—		— (b)	—
Institutional Class	—	846		—	—
Select Class	423	4,108		98	1,963
Custodian and accounting fees	624	2,089		118	316
Interest expense to affiliates	— (b)	3		— (b)	—	(b)
Professional fees	90	121		76	79
Trustees’ and Chief Compliance Officer’s fees	8	31		1	6
Printing and mailing costs	28	377		7	17
Registration and filing fees	56	144		67	4
Transfer agent fees	144	3,099		33	40
Offering costs	—	—		—	27
Other	11	35		7	8

Total expenses	9,577	44,121		1,172	4,694

Less amounts waived	(878)	(796)		(406)	(2,080)
Less expense reimbursements	—	—		—	(15)

Net expenses	8,699	43,325		766	2,599

Net investment income (loss)	12,411	21,086		2,017	13,598

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(9,074)	(1,903	)(c)	1,497	2,891
Futures	—	—		71	4,179
Foreign currency transactions	541	(157)		(136)	806

Net realized gain (loss)	(8,533)	(2,060)		1,432	7,876

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	42,164	113,518		10,169	159,434
Futures	—	—		—	2,266
Foreign currency translations	37	471		(194)	10

Change in net unrealized appreciation/depreciation	42,201	113,989		9,975	161,710

Net realized/unrealized gains (losses)	33,668	111,929		11,407	169,586

Change in net assets resulting from operations	$46,079	$133,015		$13,424	$183,184

(a)	Commencement of operations was February 28, 2013.
(b)	Amount rounds to less than $1,000.
(c)	Net of India Capital Gains of approximately $5,585,000 for Emerging Markets Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

	International Equity Fund	International Equity Index Fund	International Opportunities Fund
INVESTMENT INCOME:
Interest income from affiliates	$— (a)	$5	$—
Dividend income from non-affiliates	41,040	15,281	34,786
Dividend income from affiliates	22	2	16
Foreign taxes withheld	(2,811)	(1,386)	(2,073)

Total investment income	38,251	13,902	32,729

EXPENSES:
Investment advisory fees	11,628	2,870	6,491
Administration fees	1,227	440	913
Distribution fees:
Class A	342	249	231
Class B	15	22	3
Class C	152	140	6
Class R2	4	6	—
Shareholder servicing fees:
Class A	342	249	231
Class B	5	7	1
Class C	51	47	2
Class R2	2	3	—
Class R5	46	—	—
Institutional Class	—	—	53
Select Class	678	998	97
Custodian and accounting fees	354	437	309
Interest expense to affiliates	— (a)	6	—
Professional fees	133	172	145
Trustees’ and Chief Compliance Officer’s fees	15	5	11
Printing and mailing costs	102	75	43
Registration and filing fees	93	64	63
Transfer agent fees	519	325	206
Other	34	19	14

Total expenses	15,742	6,134	8,819

Less amounts waived	(2,422)	(2,985)	(74)

Net expenses	13,320	3,149	8,745

Net investment income (loss)	24,931	10,753	23,984

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(1,321)	90,395	20,735
Futures	—	2,236	3,902
Foreign currency transactions	369	63	(9,677)

Net realized gain (loss)	(952)	92,694	14,960

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	251,548	22,305	201,141
Futures	—	716	40
Foreign currency translations	40	77	5,503

Change in net unrealized appreciation/depreciation	251,588	23,098	206,684

Net realized/unrealized gains (losses)	250,636	115,792	221,644

Change in net assets resulting from operations	$275,567	$126,545	$245,628

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	89

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2013(continued)

(Amounts in thousands)

	International Unconstrained Equity Fund		International Value Fund	Intrepid International Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$93		$87,082	$14,217
Dividend income from affiliates	—		34	5
Foreign taxes withheld	(8)		(6,507)	(1,053)

Total investment income	85		80,609	13,169

EXPENSES:
Investment advisory fees	31		15,852	3,869
Administration fees	3		2,230	389
Distribution fees:
Class A	—	(a)	396	105
Class B	—		20	—
Class C	1		126	8
Class R2	—	(a)	6	—	(a)
Shareholder servicing fees:
Class A	—	(a)	396	105
Class B	—		7	—
Class C	—	(a)	42	3
Class R2	—	(a)	3	—	(a)
Class R5	—	(a)	—	—
Institutional Class	—		837	407
Select Class	9		3,927	28
Custodian and accounting fees	58		664	189
Interest expense to affiliates	—	(a)	— (a)	—
Professional fees	74		182	157
Trustees’ and Chief Compliance Officer’s fees	—	(a)	27	5
Printing and mailing costs	8		351	15
Registration and filing fees	83		170	68
Transfer agent fees	10		2,922	115
Offering costs	3		—	—
Other	8		39	7

Total expenses	288		28,197	5,470

Less amounts waived	(34)		(325)	(732)
Less expense reimbursements	(213)		— (a)	—	(a)

Net expenses	41		27,872	4,738

Net investment income (loss)	44		52,737	8,431

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	275		126,083	11,475
Futures	—		8,568	—
Foreign currency transactions	—	(a)	(12,452)	(48)

Net realized gain (loss)	275		122,199	11,427

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	465		444,689	91,020
Futures	—		(235)	—
Foreign currency translations	—	(a)	7,950	43

Change in net unrealized appreciation/depreciation	465		452,404	91,063

Net realized/unrealized gains (losses)	740		574,603	102,490

Change in net assets resulting from operations	$784		$627,340	$110,921

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Emerging Economies Fund		Emerging Markets Equity Fund
	Year Ended 10/31/2013	Year Ended 10/31/2012	Year Ended 10/31/2013	Year Ended 10/31/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$12,411	$7,095	$21,086	$12,842
Net realized gain (loss)	(8,533)	(41,237)	(2,060)	(85,083)
Change in net unrealized appreciation/depreciation	42,201	45,964	113,989	161,686

Change in net assets resulting from operations	46,079	11,822	133,015	89,445

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(283)	(404)	(1,014)	—
Class B
From net investment income	—	—	(2)	—
Class C
From net investment income	(13)	(7)	(15)	—
Class R5
From net investment income	(4,485)	(3,406)	—	—
Institutional Class
From net investment income	—	—	(4,645)	(1,158)
Select Class
From net investment income	(1,651)	(1,054)	(7,568)	(767)

Total distributions to shareholders	(6,432)	(4,871)	(13,244)	(1,925)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	544,006	92,749	1,039,436	1,200

NET ASSETS:
Change in net assets	583,653	99,700	1,159,207	88,720
Beginning of period	445,933	346,233	2,252,486	2,163,766

End of period	$1,029,586	$445,933	$3,411,693	$2,252,486

Accumulated undistributed (distributions in excess of) net investment income	$12,415	$5,893	$20,153	$12,468

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	91

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Global Equity Income Fund		Global Research Enhanced Index Fund
	Year Ended 10/31/2013	Year Ended 10/31/2012	Period Ended 10/31/2013 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,017	$941	$13,598
Net realized gain (loss)	1,432	(439)	7,876
Change in net unrealized appreciation/depreciation	9,975	2,661	161,710

Change in net assets resulting from operations	13,424	3,163	183,184

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(734)	(55)	—
From net realized gains	(33)	—	—
Class C
From net investment income	(23)	(15)	—
From net realized gains	(1)	—	—
Class R2
From net investment income	(12)	(13)	—
From net realized gains	(1)	—	—
Class R5
From net investment income	(15)	(16)	—
From net realized gains	(1)	—	—
Select Class
From net investment income	(1,109)	(846)	—
From net realized gains	(46)	—	—

Total distributions to shareholders	(1,975)	(945)	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	58,368	32,705	1,712,015

NET ASSETS:
Change in net assets	69,817	34,923	1,895,199
Beginning of period	37,867	2,944	—

End of period	$107,684	$37,867	$1,895,199

Accumulated undistributed (distributions in excess of) net investment income	$61	$72	$14,318

(a)	Commencement of operations was February 28, 2013.

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

	International Equity Fund		International Equity Index Fund
	Year Ended 10/31/2013	Year Ended 10/31/2012	Year Ended 10/31/2013	Year Ended 10/31/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$24,931	$18,557	$10,753	$14,237
Net realized gain (loss)	(952)	(8,818)	92,694	(7,270)
Change in net unrealized appreciation/depreciation	251,588	65,355	23,098	22,755

Change in net assets resulting from operations	275,567	75,094	126,545	29,722

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,844)	(1,450)	(2,307)	(2,361)
Class B
From net investment income	(19)	(29)	(53)	(68)
Class C
From net investment income	(216)	(225)	(289)	(261)
Class R2
From net investment income	(9)	(4)	(19)	(11)
Class R5
From net investment income	(1,634)	(1,179)	—	—
Class R6
From net investment income	(16,840)	(11,257)	—	—
Select Class
From net investment income	(4,056)	(3,509)	(11,791)	(13,654)

Total distributions to shareholders	(24,618)	(17,653)	(14,459)	(16,355)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	677,970	313,506	(98,503)	(49,829)

NET ASSETS:
Change in net assets	928,919	370,947	13,583	(36,462)
Beginning of period	1,076,035	705,088	585,393	621,855

End of period	$2,004,954	$1,076,035	$598,976	$585,393

Accumulated undistributed (distributions in excess of) net investment income	$2,096	$1,414	$7,888	$9,952

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	93

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Opportunities Fund		International Unconstrained Equity Fund
	Year Ended 10/31/2013	Year Ended 10/31/2012	Year Ended 10/31/2013	Period Ended 10/31/2012 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$23,984	$16,165	$44	$42
Net realized gain (loss)	14,960	(14,779)	275	57
Change in net unrealized appreciation/depreciation	206,684	47,450	465	364

Change in net assets resulting from operations	245,628	48,836	784	463

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,582)	(1,463)	— (b)	—
From net realized gains	—	—	(1)	—
Class B
From net investment income	(7)	(11)	—	—
Class C
From net investment income	(9)	(11)	— (b)	—
From net realized gains	—	—	(1)	—
Class R2
From net investment income	—	—	— (b)	—
From net realized gains	—	—	(1)	—
Class R5
From net investment income	—	—	(1)	—
From net realized gains	—	—	(1)	—
Class R6
From net investment income	(17,272)	(12,897)	(1)	—
From net realized gains	—	—	(1)	—
Institutional Class
From net investment income	(1,013)	(1,204)	—	—
Select Class
From net investment income	(770)	(791)	(27)	—
From net realized gains	—	—	(65)	—

Total distributions to shareholders	(20,653)	(16,377)	(99)	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	377,607	312,142	148	3,000

NET ASSETS:
Change in net assets	602,582	344,601	833	3,463
Beginning of period	835,185	490,584	3,463	—

End of period	$1,437,767	$835,185	$4,296	$3,463

Accumulated undistributed (distributions in excess of) net investment income	$12,024	$18,370	$44	$29

(a)	Commencement of operations was November 30, 2011.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

	International Value Fund		Intrepid International Fund
	Year Ended 10/31/2013	Year Ended 10/31/2012	Year Ended 10/31/2013	Year Ended 10/31/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$52,737	$61,129	$8,431	$5,914
Net realized gain (loss)	122,199	(141,463)	11,427	(13,167)
Change in net unrealized appreciation/depreciation	452,404	186,329	91,063	24,766

Change in net assets resulting from operations	627,340	105,995	110,921	17,513

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,974)	(3,673)	(482)	(328)
Class B
From net investment income	(50)	(89)	—	—
Class C
From net investment income	(259)	(433)	(8)	(2)
Class R2
From net investment income	(20)	(20)	(1)	(1)
Class R6
From net investment income	(725)	(2)	—	—
Institutional Class
From net investment income	(17,591)	(19,820)	(5,812)	(3,168)
Select Class
From net investment income	(38,102)	(48,068)	(148)	(144)

Total distributions to shareholders	(59,721)	(72,105)	(6,451)	(3,643)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	241,482	139,907	207,180	108,810

NET ASSETS:
Change in net assets	809,101	173,797	311,650	122,680
Beginning of period	2,267,422	2,093,625	346,229	223,549

End of period	$3,076,523	$2,267,422	$657,879	$346,229

Accumulated undistributed (distributions in excess of) net investment income	$32,103	$50,317	$7,237	$5,150

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	95

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Emerging Economies Fund		Emerging Markets Equity Fund
	Year Ended 10/31/2013	Year Ended 10/31/2012	Year Ended 10/31/2013	Year Ended 10/31/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$57,902	$17,345	$200,902	$115,445
Distributions reinvested	282	404	957	—
Cost of shares redeemed	(21,023)	(31,488)	(166,780)	(110,590)

Change in net assets resulting from Class A capital transactions	$37,161	$(13,739)	$35,079	$4,855

Class B
Proceeds from shares issued	$—	$—	$145	$212
Distributions reinvested	—	—	2	—
Cost of shares redeemed	—	—	(2,229)	(1,932)

Change in net assets resulting from Class B capital transactions	$—	$—	$(2,082)	$(1,720)

Class C
Proceeds from shares issued	$3,668	$2,046	$22,299	$10,193
Distributions reinvested	13	7	13	—
Cost of shares redeemed	(831)	(483)	(12,872)	(10,395)

Change in net assets resulting from Class C capital transactions	$2,850	$1,570	$9,440	$(202)

Class R5
Proceeds from shares issued	$347,403	$175,434	$—	$—
Distributions reinvested	4,485	3,406	—	—
Cost of shares redeemed	(33,394)	(80,783)	—	—

Change in net assets resulting from Class R5 capital transactions	$318,494	$98,057	$—	$—

Institutional Class
Proceeds from shares issued	$—	$—	$615,869	$208,354
Distributions reinvested	—	—	3,816	934
Cost of shares redeemed	—	—	(174,724)	(200,452)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$444,961	$8,836

Select Class
Proceeds from shares issued	$195,678	$32,183	$1,137,145	$507,533
Distributions reinvested	149	64	5,164	569
Cost of shares redeemed	(10,326)	(25,386)	(590,271)	(518,671)

Change in net assets resulting from Select Class capital transactions	$185,501	$6,861	$552,038	$(10,569)

Total change in net assets resulting from capital transactions	$544,006	$92,749	$1,039,436	$1,200

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

	Emerging Economies Fund		Emerging Markets Equity Fund
	Year Ended 10/31/2013	Year Ended 10/31/2012	Year Ended 10/31/2013	Year Ended 10/31/2012
SHARE TRANSACTIONS:
Class A
Issued	4,298	1,350	8,879	5,368
Reinvested	20	35	41	—
Redeemed	(1,564)	(2,467)	(7,504)	(5,178)

Change in Class A Shares	2,754	(1,082)	1,416	190

Class B
Issued	—	—	6	10
Reinvested	—	—	— (a)	—
Redeemed	—	—	(101)	(92)

Change in Class B Shares	—	—	(95)	(82)

Class C
Issued	277	160	1,012	479
Reinvested	1	1	1	—
Redeemed	(63)	(38)	(590)	(501)

Change in Class C Shares	215	123	423	(22)

Class R5
Issued	25,974	13,598	—	—
Reinvested	328	292	—	—
Redeemed	(2,509)	(6,289)	—	—

Change in Class R5 Shares	23,793	7,601	—	—

Institutional Class
Issued	—	—	26,863	9,474
Reinvested	—	—	160	46
Redeemed	—	—	(7,462)	(9,257)

Change in Institutional Class Shares	—	—	19,561	263

Select Class
Issued	14,733	2,538	49,291	23,388
Reinvested	11	5	218	28
Redeemed	(804)	(1,977)	(26,170)	(24,162)

Change in Select Class Shares	13,940	566	23,339	(746)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	97

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Global Equity Income Fund		Global Research Enhanced Index Fund
	Year Ended 10/31/2013	Year Ended 10/31/2012	Period Ended 10/31/2013 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$41,913	$9,224	$50
Distributions reinvested	294	55	—
Cost of shares redeemed	(6,671)	(450)	—

Change in net assets resulting from Class A capital transactions	$35,536	$8,829	$50

Class C
Proceeds from shares issued	$1,304	$530	$50
Distributions reinvested	24	14	—
Cost of shares redeemed	(202)	— (b)	—

Change in net assets resulting from Class C capital transactions	$1,126	$544	$50

Class R2
Proceeds from shares issued	$—	$367	$50
Distributions reinvested	13	13	—

Change in net assets resulting from Class R2 capital transactions	$13	$380	$50

Class R5
Proceeds from shares issued	$—	$367	$—
Distributions reinvested	16	16	—

Change in net assets resulting from Class R5 capital transactions	$16	$383	$—

Select Class
Proceeds from shares issued	$23,134	$21,742	$1,763,157
Distributions reinvested	935	839	—
Cost of shares redeemed	(2,392)	(12)	(51,292)

Change in net assets resulting from Select Class capital transactions	$21,677	$22,569	$1,711,865

Total change in net assets resulting from capital transactions	$58,368	$32,705	$1,712,015

(a)	Commencement of operations was February 28, 2013.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

	Global Equity Income Fund		Global Research Enhanced Index Fund
	Year Ended 10/31/2013	Year Ended 10/31/2012	Period Ended 10/31/2013 (a)
SHARE TRANSACTIONS:
Class A
Issued	2,719	656	3
Reinvested	19	4	—
Redeemed	(429)	(32)	—

Change in Class A Shares	2,309	628	3

Class C
Issued	83	41	3
Reinvested	2	1	—
Redeemed	(13)	— (b)	—

Change in Class C Shares	72	42	3

Class R2
Issued	—	29	3
Reinvested	— (b)	1	—

Change in Class R2 Shares	— (b)	30	3

Class R5
Issued	—	29	—
Reinvested	1	1	—

Change in Class R5 Shares	1	30	—

Select Class
Issued	1,481	1,669	112,224
Reinvested	61	62	—
Redeemed	(150)	(1)	(3,099)

Change in Select Class Shares	1,392	1,730	109,125

(a)	Commencement of operations was February 28, 2013.
(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	99

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Equity Fund		International Equity Index Fund
	Year Ended 10/31/2013	Year Ended 10/31/2012	Year Ended 10/31/2013	Year Ended 10/31/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$105,812	$45,000	$26,970	$26,703
Distributions reinvested	1,255	1,404	2,228	2,272
Cost of shares redeemed	(40,285)	(57,239)	(37,925)	(33,906)

Change in net assets resulting from Class A capital transactions	$66,782	$(10,835)	$(8,727)	$(4,931)

Class B
Proceeds from shares issued	$21	$50	$11	$42
Distributions reinvested	15	23	51	67
Cost of shares redeemed	(833)	(853)	(959)	(1,257)

Change in net assets resulting from Class B capital transactions	$(797)	$(780)	$(897)	$(1,148)

Class C
Proceeds from shares issued	$6,897	$2,504	$6,413	$4,855
Distributions reinvested	149	149	280	245
Cost of shares redeemed	(4,742)	(5,942)	(5,069)	(4,620)

Change in net assets resulting from Class C capital transactions	$2,304	$(3,289)	$1,624	$480

Class R2
Proceeds from shares issued	$1,194	$662	$1,192	$539
Distributions reinvested	5	2	4	3
Cost of shares redeemed	(834)	(57)	(310)	(243)

Change in net assets resulting from Class R2 capital transactions	$365	$607	$886	$299

Class R5
Proceeds from shares issued	$37,375	$22,598	$—	$—
Distributions reinvested	1,634	1,179	—	—
Cost of shares redeemed	(11,484)	(9,719)	—	—

Change in net assets resulting from Class R5 capital transactions	$27,525	$14,058	$—	$—

Class R6
Proceeds from shares issued	$408,248	$329,320	$—	$—
Subscriptions in-kind (See Note 8)	47,211	—	—	—
Distributions reinvested	16,840	11,257	—	—
Cost of shares redeemed	(64,207)	(37,992)	—	—

Change in net assets resulting from Class R6 capital transactions	$408,092	$302,585	$—	$—

Select Class
Proceeds from shares issued	$235,602	$63,016	$178,267	$45,653
Distributions reinvested	2,411	2,202	1,263	1,712
Cost of shares redeemed	(64,314)	(54,058)	(270,919)	(91,894)

Change in net assets resulting from Select Class capital transactions	$173,699	$11,160	$(91,389)	$(44,529)

Total change in net assets resulting from capital transactions	$677,970	$313,506	$(98,503)	$(49,829)

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

	International Equity Fund		International Equity Index Fund
	Year Ended 10/31/2013	Year Ended 10/31/2012	Year Ended 10/31/2013	Year Ended 10/31/2012
SHARE TRANSACTIONS:
Class A
Issued	7,127	3,527	1,430	1,627
Reinvested	88	111	125	148
Redeemed	(2,725)	(4,441)	(2,032)	(2,081)

Change in Class A Shares	4,490	(803)	(477)	(306)

Class B
Issued	1	3	1	2
Reinvested	1	2	3	5
Redeemed	(58)	(69)	(56)	(83)

Change in Class B Shares	(56)	(64)	(52)	(76)

Class C
Issued	487	207	347	304
Reinvested	11	12	16	16
Redeemed	(341)	(492)	(277)	(291)

Change in Class C Shares	157	(273)	86	29

Class R2
Issued	80	53	65	33
Reinvested	— (a)	— (a)	— (a)	— (a)
Redeemed	(56)	(4)	(17)	(15)

Change in Class R2 Shares	24	49	48	18

Class R5
Issued	2,576	1,799	—	—
Reinvested	113	92	—	—
Redeemed	(774)	(757)	—	—

Change in Class R5 Shares	1,915	1,134	—	—

Class R6
Issued	27,104	25,388	—	—
Subscriptions in-kind (See Note 8)	3,203	—	—	—
Reinvested	1,159	881	—	—
Redeemed	(4,564)	(2,974)	—	—

Change in Class R6 Shares	26,902	23,295	—	—

Select Class
Issued	15,550	4,933	9,085	2,866
Reinvested	166	172	71	111
Redeemed	(4,340)	(4,163)	(14,437)	(5,614)

Change in Select Class Shares	11,376	942	(5,281)	(2,637)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	101

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Opportunities Fund		International Unconstrained Equity Fund
	Year Ended 10/31/2013	Year Ended 10/31/2012	Year Ended 10/31/2013	Period Ended 10/31/2012 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$59,075	$37,212	$15	$50
Distributions reinvested	1,575	1,455	1	—
Cost of shares redeemed	(23,430)	(21,984)	—	—

Change in net assets resulting from Class A capital transactions	$37,220	$16,683	$16	$50

Class B
Proceeds from shares issued	$135	$19	$—	$—
Distributions reinvested	6	10	—	—
Cost of shares redeemed	(216)	(289)	—	—

Change in net assets resulting from Class B capital transactions	$(75)	$(260)	$—	$—

Class C
Proceeds from shares issued	$530	$87	$5	$50
Distributions reinvested	7	9	1	—
Cost of shares redeemed	(109)	(166)	—	—

Change in net assets resulting from Class C capital transactions	$428	$(70)	$6	$50

Class R2
Proceeds from shares issued	$—	$—	$—	$50
Distributions reinvested	—	—	1	—

Change in net assets resulting from Class R2 capital transactions	$—	$—	$1	$50

Class R5
Proceeds from shares issued	$—	$—	$—	$50
Distributions reinvested	—	—	2	—

Change in net assets resulting from Class R5 capital transactions	$—	$—	$2	$50

Class R6
Proceeds from shares issued	$376,122	$312,227	$—	$50
Distributions reinvested	17,272	12,897	2	—
Cost of shares redeemed	(67,810)	(33,425)	—	—

Change in net assets resulting from Class R6 capital transactions	$325,584	$291,699	$2	$50

Institutional Class
Proceeds from shares issued	$20,744	$9,873	$—	$—
Distributions reinvested	699	788	—	—
Cost of shares redeemed	(13,670)	(10,083)	—	—

Change in net assets resulting from Institutional Class capital transactions	$7,773	$578	$—	$—

Select Class
Proceeds from shares issued	$12,030	$13,694	$29	$2,750
Distributions reinvested	549	516	92	—
Cost of shares redeemed	(5,902)	(10,698)	—	—

Change in net assets resulting from Select Class capital transactions	$6,677	$3,512	$121	$2,750

Total change in net assets resulting from capital transactions	$377,607	$312,142	$148	$3,000

(a)	Commencement of operations was November 30, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

	International Opportunities Fund		International Unconstrained Equity Fund
	Year Ended 10/31/2013	Year Ended 10/31/2012	Year Ended 10/31/2013		Period Ended 10/31/2012 (a)
SHARE TRANSACTIONS:
Class A
Issued	4,282	3,125	1		3
Reinvested	122	132	—	(b)	—
Redeemed	(1,702)	(1,828)	—		—

Change in Class A Shares	2,702	1,429	1		3

Class B
Issued	10	1	—		—
Reinvested	— (b)	1	—		—
Redeemed	(15)	(24)	—		—

Change in Class B Shares	(5)	(22)	—		—

Class C
Issued	37	8	1		3
Reinvested	1	1	—	(b)	—
Redeemed	(8)	(14)	—		—

Change in Class C Shares	30	(5)	1		3

Class R2
Issued	—	—	—		3
Reinvested	—	—	—	(b)	—

Change in Class R2 Shares	—	—	—	(b)	3

Class R5
Issued	—	—	—		3
Reinvested	—	—	—	(b)	—

Change in Class R5 Shares	—	—	—	(b)	3

Class R6
Issued	26,629	25,578	—		3
Reinvested	1,310	1,153	—	(b)	—
Redeemed	(5,104)	(2,807)	—		—

Change in Class R6 Shares	22,835	23,924	—	(b)	3

Institutional Class
Issued	1,473	808	—		—
Reinvested	53	70	—		—
Redeemed	(927)	(828)	—		—

Change in Institutional Class Shares	599	50	—		—

Select Class
Issued	859	1,131	2		183
Reinvested	42	46	5		—
Redeemed	(433)	(908)	—		—

Change in Select Class Shares	468	269	7		183

(a)	Commencement of operations was November 30, 2011.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	103

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Value Fund		Intrepid International Fund
	Year Ended 10/31/2013	Year Ended 10/31/2012	Year Ended 10/31/2013	Year Ended 10/31/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$112,329	$49,899	$32,402	$8,357
Distributions reinvested	2,655	3,261	466	317
Cost of shares redeemed	(52,869)	(44,716)	(14,316)	(9,553)

Change in net assets resulting from Class A capital transactions	$62,115	$8,444	$18,552	$(879)

Class B
Proceeds from shares issued	$45	$43	$—	$—
Distributions reinvested	44	75	—	—
Cost of shares redeemed	(1,120)	(770)	—	—

Change in net assets resulting from Class B capital transactions	$(1,031)	$(652)	$—	$—

Class C
Proceeds from shares issued	$9,020	$2,699	$238	$154
Distributions reinvested	184	274	7	2
Cost of shares redeemed	(4,410)	(5,245)	(208)	(332)

Change in net assets resulting from Class C capital transactions	$4,794	$(2,272)	$37	$(176)

Class R2
Proceeds from shares issued	$612	$385	$— (a)	$2
Distributions reinvested	8	10	1	1
Cost of shares redeemed	(490)	(222)	(4)	(32)

Change in net assets resulting from Class R2 capital transactions	$130	$173	$(3)	$(29)

Class R6
Proceeds from shares issued	$68,474	$33,126	$—	$—
Distributions reinvested	2	2	—	—
Cost of shares redeemed	(292)	(9,200)	—	—

Change in net assets resulting from Class R6 capital transactions	$68,184	$23,928	$—	$—

Institutional Class
Proceeds from shares issued	$495,944	$256,917	$198,991	$115,082
Distributions reinvested	14,688	14,739	5,184	2,649
Cost of shares redeemed	(243,260)	(190,594)	(17,590)	(4,834)

Change in net assets resulting from Institutional Class capital transactions	$267,372	$81,062	$186,585	$112,897

Select Class
Proceeds from shares issued	$778,419	$551,695	$4,584	$1,207
Distributions reinvested	22,937	29,315	41	20
Cost of shares redeemed	(961,438)	(551,786)	(2,616)	(4,230)

Change in net assets resulting from Select Class capital transactions	$(160,082)	$29,224	$2,009	$(3,003)

Total change in net assets resulting from capital transactions	$241,482	$139,907	$207,180	$108,810

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

	International Value Fund		Intrepid International Fund
	Year Ended 10/31/2013	Year Ended 10/31/2012	Year Ended 10/31/2013		Year Ended 10/31/2012
SHARE TRANSACTIONS:
Class A
Issued	8,194	4,264	1,795		551
Reinvested	210	297	28		22
Redeemed	(3,928)	(3,776)	(812)		(631)

Change in Class A Shares	4,476	785	1,011		(58)

Class B
Issued	4	4	—		—
Reinvested	3	7	—		—
Redeemed	(85)	(66)	—		—

Change in Class B Shares	(78)	(55)	—		—

Class C
Issued	666	236	12		12
Reinvested	15	26	1		— (a)
Redeemed	(337)	(462)	(11)		(23)

Change in Class C Shares	344	(200)	2		(11)

Class R2
Issued	46	33	—	(a)	— (a)
Reinvested	1	1	—	(a)	— (a)
Redeemed	(36)	(19)	—	(a)	(2)

Change in Class R2 Shares	11	15	—	(a)	(2)

Class R6
Issued	4,945	2,821	—		—
Reinvested	— (a)	— (a)	—		—
Redeemed	(21)	(730)	—		—

Change in Class R6 Shares	4,924	2,091	—		—

Institutional Class
Issued	35,943	21,768	10,861		7,445
Reinvested	1,146	1,323	306		184
Redeemed	(17,638)	(15,861)	(1,063)		(315)

Change in Institutional Class Shares	19,451	7,230	10,104		7,314

Select Class
Issued	57,568	46,604	248		77
Reinvested	1,797	2,644	2		1
Redeemed	(70,321)	(46,673)	(146)		(274)

Change in Select Class Shares	(10,956)	2,575	104		(196)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	105

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Emerging Economies Fund
Class A
Year Ended October 31, 2013	$12.88	$0.19	(d)	$0.67	$0.86	$(0.11)	$—
Year Ended October 31, 2012	12.65	0.17	(d)	0.21	0.38	(0.15)	—
Year Ended October 31, 2011	13.91	0.20	(d)	(1.44)	(1.24)	(0.02)	—	(e)
Year Ended October 31, 2010	10.47	0.11	(d)	3.60	3.71	(0.27)	—
Year Ended October 31, 2009	7.14	0.18		3.42	3.60	(0.27)	—

Class C
Year Ended October 31, 2013	12.72	0.13	(d)	0.66	0.79	(0.07)	—
Year Ended October 31, 2012	12.58	0.15	(d)	0.15	0.30	(0.16)	—
Year Ended October 31, 2011	13.87	0.08	(d)	(1.37)	(1.29)	—	—	(e)
Year Ended October 31, 2010	10.46	0.05	(d)	3.59	3.64	(0.23)	—
Year Ended October 31, 2009	7.11	0.14		3.43	3.57	(0.22)	—

Class R5
Year Ended October 31, 2013	12.94	0.25	(d)	0.68	0.93	(0.16)	—
Year Ended October 31, 2012	12.71	0.25	(d)	0.18	0.43	(0.20)	—
Year Ended October 31, 2011	13.93	0.30	(d)	(1.47)	(1.17)	(0.05)	—	(e)
Year Ended October 31, 2010	10.48	0.17	(d)	3.59	3.76	(0.31)	—
Year Ended October 31, 2009	7.16	0.22		3.41	3.63	(0.31)	—

Select Class
Year Ended October 31, 2013	12.91	0.21	(d)	0.70	0.91	(0.15)	—
Year Ended October 31, 2012	12.68	0.22	(d)	0.18	0.40	(0.17)	—
Year Ended October 31, 2011	13.92	0.25	(d)	(1.45)	(1.20)	(0.04)	—	(e)
Year Ended October 31, 2010	10.48	0.14	(d)	3.59	3.73	(0.29)	—
Year Ended October 31, 2009	7.15	0.20		3.42	3.62	(0.29)	—

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000's)	Net expenses (b)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$13.63	6.67%	$69,690	1.60%	1.45%	1.72%	43%
12.88	3.15	30,356	1.65	1.37	1.76	72
12.65	(8.93)	43,519	1.75	1.50	1.75	84
13.91	36.12	49	1.85	0.96	3.99	156
10.47	52.59	36	1.85	2.27	5.59	141

13.44	6.25	5,089	2.10	1.02	2.22	43
12.72	2.54	2,088	2.12	1.21	2.27	72
12.58	(9.30)	516	2.28	0.57	2.32	84
13.87	35.33	49	2.35	0.46	4.49	156
10.46	51.98	36	2.35	1.77	6.08	141

13.71	7.21	676,985	1.15	1.84	1.27	43
12.94	3.53	331,032	1.19	1.99	1.31	72
12.71	(8.45)	228,411	1.31	2.14	1.32	84
13.93	36.66	50	1.40	1.41	3.54	156
10.48	53.31	37	1.40	2.72	5.13	141

13.67	7.04	277,822	1.35	1.61	1.47	43
12.91	3.34	82,457	1.39	1.70	1.51	72
12.68	(8.65)	73,787	1.52	1.76	1.55	84
13.92	36.35	7,313	1.60	1.21	3.74	156
10.48	53.07	5,360	1.60	2.52	5.33	141

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	107

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Emerging Markets Equity Fund
Class A
Year Ended October 31, 2013	$22.01	$0.10	(d)	$1.02	$1.12	$(0.08)	$—
Year Ended October 31, 2012	21.09	0.07	(d)	0.85	0.92	—	—
Year Ended October 31, 2011	23.45	0.06	(d)	(2.33)	(2.27)	(0.09)	—	(e)
Year Ended October 31, 2010	18.79	(0.01	)(d)	4.71	4.70	(0.04)	—	(e)
Year Ended October 31, 2009	12.66	0.07	(d)	6.31	6.38	(0.25)	—	(e)

Class B
Year Ended October 31, 2013	21.59	(0.04	)(d)	1.03	0.99	(0.01)	—
Year Ended October 31, 2012	20.80	(0.05	)(d)	0.84	0.79	—	—
Year Ended October 31, 2011	23.15	(0.07	)(d)	(2.28)	(2.35)	—	—	(e)
Year Ended October 31, 2010	18.60	(0.12	)(d)	4.67	4.55	—	—	(e)
Year Ended October 31, 2009	12.46	—	(d)(e)	6.25	6.25	(0.11)	—	(e)

Class C
Year Ended October 31, 2013	21.44	(0.01	)(d)	0.99	0.98	(0.01)	—
Year Ended October 31, 2012	20.65	(0.04	)(d)	0.83	0.79	—	—
Year Ended October 31, 2011	23.01	(0.05	)(d)	(2.29)	(2.34)	(0.02)	—	(e)
Year Ended October 31, 2010	18.49	(0.11	)(d)	4.63	4.52	—	—	(e)
Year Ended October 31, 2009	12.42	(0.01	)(d)	6.23	6.22	(0.15)	—	(e)

Institutional Class
Year Ended October 31, 2013	22.65	0.20	(d)	1.04	1.24	(0.16)	—
Year Ended October 31, 2012	21.66	0.16	(d)	0.87	1.03	(0.04)	—
Year Ended October 31, 2011	24.04	0.16	(d)	(2.40)	(2.24)	(0.14)	—	(e)
Year Ended October 31, 2010	19.23	0.08	(d)	4.82	4.90	(0.09)	—	(e)
Year Ended October 31, 2009	12.97	0.14	(d)	6.45	6.59	(0.33)	—	(e)

Select Class
Year Ended October 31, 2013	22.40	0.17	(d)	1.03	1.20	(0.13)	—
Year Ended October 31, 2012	21.42	0.13	(d)	0.86	0.99	(0.01)	—
Year Ended October 31, 2011	23.80	0.13	(d)	(2.38)	(2.25)	(0.13)	—	(e)
Year Ended October 31, 2010	19.04	0.05	(d)	4.77	4.82	(0.06)	—	(e)
Year Ended October 31, 2009	12.84	0.11	(d)	6.39	6.50	(0.30)	—	(e)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000's)	Net expenses (b)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$23.05	5.08%	$327,090	1.76%	0.46%	1.79%	34%
22.01	4.36	281,194	1.82	0.33	1.82	20
21.09	(9.73)	265,458	1.79	0.28	1.80	9
23.45	25.08	253,037	1.82	(0.03)	1.83	14
18.79	51.49	121,638	1.85	0.45	1.85	10

22.57	4.57	4,245	2.26	(0.18)	2.29	34
21.59	3.80	6,100	2.32	(0.23)	2.32	20
20.80	(10.15)	7,572	2.29	(0.32)	2.30	9
23.15	24.46	10,812	2.31	(0.58)	2.32	14
18.60	50.70	10,535	2.36	(0.02)	2.37	10

22.41	4.56	56,119	2.26	(0.06)	2.29	34
21.44	3.83	44,643	2.32	(0.17)	2.32	20
20.65	(10.18)	43,437	2.29	(0.23)	2.30	9
23.01	24.45	40,757	2.32	(0.52)	2.33	14
18.49	50.72	19,803	2.35	(0.06)	2.35	10

23.73	5.47	1,123,600	1.36	0.88	1.39	34
22.65	4.80	629,223	1.41	0.73	1.42	20
21.66	(9.37)	596,147	1.38	0.68	1.41	9
24.04	25.55	513,904	1.40	0.37	1.43	14
19.23	52.20	325,849	1.43	0.93	1.46	10

23.47	5.34	1,900,639	1.51	0.74	1.54	34
22.40	4.65	1,291,326	1.57	0.60	1.57	20
21.42	(9.51)	1,251,152	1.55	0.56	1.56	9
23.80	25.38	925,631	1.57	0.23	1.58	14
19.04	51.88	330,903	1.61	0.73	1.62	10

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	109

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Global Equity Income Fund
Class A
Year Ended October 31, 2013	$14.12	$0.43	(f)	$2.55	$2.98	$(0.41)	$(0.02)	$(0.43)
Year Ended October 31, 2012	13.37	0.31	(f)	0.88	1.19	(0.44)	—	(0.44)
February 28, 2011(g) through October 31, 2011	15.00	0.33	(f)	(1.64)	(1.31)	(0.32)	—	(0.32)

Class C
Year Ended October 31, 2013	14.11	0.34	(f)	2.55	2.89	(0.35)	(0.02)	(0.37)
Year Ended October 31, 2012	13.35	0.36	(f)	0.77	1.13	(0.37)	—	(0.37)
February 28, 2011(g) through October 31, 2011	15.00	0.30	(f)	(1.66)	(1.36)	(0.29)	—	(0.29)

Class R2
Year Ended October 31, 2013	14.12	0.40	(f)	2.54	2.94	(0.37)	(0.02)	(0.39)
Year Ended October 31, 2012	13.36	0.40	(f)	0.76	1.16	(0.40)	—	(0.40)
February 28, 2011(g) through October 31, 2011	15.00	0.32	(f)	(1.66)	(1.34)	(0.30)	—	(0.30)

Class R5
Year Ended October 31, 2013	14.15	0.51	(f)	2.54	3.05	(0.46)	(0.02)	(0.48)
Year Ended October 31, 2012	13.38	0.50	(f)	0.76	1.26	(0.49)	—	(0.49)
February 28, 2011(g) through October 31, 2011	15.00	0.38	(f)	(1.65)	(1.27)	(0.35)	—	(0.35)

Select Class
Year Ended October 31, 2013	14.14	0.47	(f)	2.55	3.02	(0.43)	(0.02)	(0.45)
Year Ended October 31, 2012	13.37	0.47	(f)	0.76	1.23	(0.46)	—	(0.46)
February 28, 2011(g) through October 31, 2011	15.00	0.37	(f)	(1.66)	(1.29)	(0.34)	—	(0.34)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of operations.
(h)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(i)	Certain non-recurring expense incurred by the Fund were not annualized for the period ended October 31, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000's)	Net expenses (d)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (b)(e)

$16.67	21.40%	$49,118	1.24%		2.77%		1.82%		63%
14.12	9.09	9,003	1.25		2.21		2.31		52
13.37	(8.77)	127	1.25	(h)	3.53	(h)	10.16	(h)(i)	40

16.63	20.74	1,957	1.74		2.16		2.32		63
14.11	8.66	646	1.75		2.69		2.95		52
13.35	(9.12)	60	1.75	(h)	3.17	(h)	10.82	(h)(i)	40

16.67	21.12	558	1.49		2.60		2.11		63
14.12	8.87	461	1.50		2.95		2.70		52
13.36	(8.97)	45	1.50	(h)	3.36	(h)	10.72	(h)(i)	40

16.72	21.94	566	0.79		3.31		1.41		63
14.15	9.62	465	0.80		3.65		2.00		52
13.38	(8.52)	46	0.80	(h)	4.05	(h)	10.05	(h)(i)	40

16.71	21.73	55,485	0.99		3.04		1.59		63
14.14	9.43	27,292	1.00		3.44		2.20		52
13.37	(8.68)	2,666	1.00	(h)	3.85	(h)	10.23	(h)(i)	40

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	111

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations
Global Research Enhanced Index Fund
Class A
February 28, 2013(f) through October 31, 2013	$15.00	$0.19	(g)	$2.14	$2.33

Class C
February 28, 2013(f) through October 31, 2013	15.00	0.14	(g)	2.14	2.28

Class R2
February 28, 2013(f) through October 31, 2013	15.00	0.17	(g)	2.13	2.30

Select Class
February 28, 2013(f) through October 31, 2013	15.00	0.19	(g)	2.18	2.37

(a)	Annualized for periods less than one year
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Commencement of operations.
(g)	Calculated based upon average shares outstanding.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2013.
(i)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000's)	Net expenses (d)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (b)(e)

$17.33	15.53%	$58	0.58	%(h)	1.79	%(h)	1.62	%(h)(i)	25%

17.28	15.20	58	1.08	(h)	1.29	(h)	2.12	(h)(i)	25

17.30	15.33	58	0.83	(h)	1.54	(h)	1.87	(h)(i)	25

17.37	15.80	1,895,025	0.33	(h)	1.73	(h)	0.60	(h)(i)	25

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	113

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
International Equity Fund
Class A
Year Ended October 31, 2013	$13.36	$0.20	(f)	$2.56	$2.76	$(0.20)	$—	$(0.20)	$—
Year Ended October 31, 2012	12.61	0.22	(f)	0.74	0.96	(0.21)	—	(0.21)	—
Year Ended October 31, 2011	13.40	0.22	(f)	(0.80)	(0.58)	(0.21)	—	(0.21)	—	(g)
Year Ended October 31, 2010	12.33	0.18	(f)	1.07	1.25	(0.18)	—	(0.18)	—	(g)
Year Ended October 31, 2009	18.28	0.20	(f)	1.98	2.18	(0.20)	(7.93)	(8.13)	—	(g)

Class B
Year Ended October 31, 2013	12.93	0.11	(f)	2.49	2.60	(0.14)	—	(0.14)	—
Year Ended October 31, 2012	12.22	0.16	(f)	0.70	0.86	(0.15)	—	(0.15)	—
Year Ended October 31, 2011	13.00	0.14	(f)	(0.77)	(0.63)	(0.15)	—	(0.15)	—	(g)
Year Ended October 31, 2010	11.97	0.11	(f)	1.04	1.15	(0.12)	—	(0.12)	—	(g)
Year Ended October 31, 2009	18.01	0.14	(f)	1.92	2.06	(0.17)	(7.93)	(8.10)	—	(g)

Class C
Year Ended October 31, 2013	12.78	0.12	(f)	2.45	2.57	(0.15)	—	(0.15)	—
Year Ended October 31, 2012	12.08	0.16	(f)	0.69	0.85	(0.15)	—	(0.15)	—
Year Ended October 31, 2011	12.85	0.14	(f)	(0.76)	(0.62)	(0.15)	—	(0.15)	—	(g)
Year Ended October 31, 2010	11.85	0.11	(f)	1.01	1.12	(0.12)	—	(0.12)	—	(g)
Year Ended October 31, 2009	17.92	0.14	(f)	1.89	2.03	(0.17)	(7.93)	(8.10)	—	(g)

Class R2
Year Ended October 31, 2013	13.31	0.11	(f)	2.61	2.72	(0.16)	—	(0.16)	—
Year Ended October 31, 2012	12.58	0.15	(f)	0.77	0.92	(0.19)	—	(0.19)	—
Year Ended October 31, 2011	13.37	0.18	(f)	(0.79)	(0.61)	(0.18)	—	(0.18)	—	(g)
Year Ended October 31, 2010	12.31	0.15	(f)	1.06	1.21	(0.15)	—	(0.15)	—	(g)
November 3, 2008(h) through October 31, 2009	18.29	0.18	(f)	1.96	2.14	(0.19)	(7.93)	(8.12)	—	(g)

Class R5
Year Ended October 31, 2013	13.52	0.27	(f)	2.60	2.87	(0.26)	—	(0.26)	—
Year Ended October 31, 2012	12.75	0.29	(f)	0.74	1.03	(0.26)	—	(0.26)	—
Year Ended October 31, 2011	13.55	0.23	(f)	(0.76)	(0.53)	(0.27)	—	(0.27)	—	(g)
Year Ended October 31, 2010	12.47	0.23	(f)	1.09	1.32	(0.24)	—	(0.24)	—	(g)
Year Ended October 31, 2009	18.38	0.25	(f)	2.01	2.26	(0.24)	(7.93)	(8.17)	—	(g)

Class R6
Year Ended October 31, 2013	13.52	0.28	(f)	2.59	2.87	(0.26)	—	(0.26)	—
Year Ended October 31, 2012	12.75	0.29	(f)	0.74	1.03	(0.26)	—	(0.26)	—
November 30, 2010(h) through October 31, 2011	12.85	0.28	(f)	(0.10)	0.18	(0.28)	—	(0.28)	—	(g)

Select Class
Year Ended October 31, 2013	13.52	0.23	(f)	2.61	2.84	(0.23)	—	(0.23)	—
Year Ended October 31, 2012	12.76	0.26	(f)	0.74	1.00	(0.24)	—	(0.24)	—
Year Ended October 31, 2011	13.56	0.24	(f)	(0.80)	(0.56)	(0.24)	—	(0.24)	—	(g)
Year Ended October 31, 2010	12.47	0.22	(f)	1.08	1.30	(0.21)	—	(0.21)	—	(g)
Year Ended October 31, 2009	18.38	0.24	(f)	2.00	2.24	(0.22)	(7.93)	(8.15)	—	(g)

(a)	Annualized for periods less than one year
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000's)	Net expenses (d)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$15.92	20.85%	$188,590	1.30%	1.33%	1.47%	8%
13.36	7.70	98,274	1.30	1.72	1.51	5
12.61	(4.49)	102,866	1.31	1.63	1.52	18
13.40	10.42	131,125	1.31	1.44	1.54	15
12.33	27.39	114,557	1.31	1.90	1.62	14

15.39	20.26	1,711	1.80	0.80	1.97	8
12.93	7.15	2,164	1.80	1.31	2.01	5
12.22	(4.99)	2,817	1.81	1.08	2.02	18
13.00	9.82	4,543	1.86	0.89	2.04	15
11.97	26.72	5,303	1.87	1.44	2.12	14

15.20	20.25	23,655	1.80	0.83	1.97	8
12.78	7.16	17,873	1.80	1.31	2.01	5
12.08	(4.93)	20,193	1.81	1.09	2.02	18
12.85	9.69	23,370	1.86	0.88	2.04	15
11.85	26.76	22,934	1.87	1.46	2.12	14

15.87	20.58	1,230	1.55	0.78	1.72	8
13.31	7.45	721	1.55	1.16	1.74	5
12.58	(4.73)	67	1.56	1.33	1.77	18
13.37	10.07	70	1.56	1.17	1.79	15
12.31	26.95	64	1.56	1.76	1.85	14

16.13	21.42	106,963	0.85	1.79	1.02	8
13.52	8.19	63,767	0.85	2.24	1.05	5
12.75	(4.07)	45,680	0.86	1.69	1.08	18
13.55	10.86	242,131	0.86	1.86	1.10	15
12.47	27.92	144,494	0.86	2.39	1.16	14

16.13	21.47	1,248,489	0.80	1.85	0.97	8
13.52	8.23	682,861	0.80	2.26	1.00	5
12.75	1.20	347,040	0.81	2.23	1.01	18

16.13	21.23	434,316	1.05	1.51	1.22	8
13.52	7.91	210,375	1.05	2.02	1.25	5
12.76	(4.26)	186,425	1.06	1.76	1.27	18
13.56	10.72	241,123	1.06	1.74	1.29	15
12.47	27.73	260,814	1.06	2.28	1.37	14

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	115

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
International Equity Index Fund
Class A
Year Ended October 31, 2013	$17.24	$0.38	(f)	$4.00	$4.38	$(0.42)	$—	$(0.42)	$—
Year Ended October 31, 2012	16.83	0.37	(f)	0.45	0.82	(0.41)	—	(0.41)	—
Year Ended October 31, 2011	19.03	0.40	(f)	(2.16)	(1.76)	(0.44)	—	(0.44)	—	(g)
Year Ended October 31, 2010	17.89	0.33	(f)	1.10	1.43	(0.29)	—	(0.29)	—	(g)
Year Ended October 31, 2009	16.27	0.36	(f)	3.52	3.88	(0.70)	(1.56)	(2.26)	—	(g)

Class B
Year Ended October 31, 2013	15.91	0.25	(f)	3.70	3.95	(0.29)	—	(0.29)	—
Year Ended October 31, 2012	15.52	0.23	(f)	0.43	0.66	(0.27)	—	(0.27)	—
Year Ended October 31, 2011	17.57	0.24	(f)	(1.99)	(1.75)	(0.30)	—	(0.30)	—	(g)
Year Ended October 31, 2010	16.54	0.18	(f)	1.02	1.20	(0.17)	—	(0.17)	—	(g)
Year Ended October 31, 2009	15.13	0.24	(f)	3.25	3.49	(0.52)	(1.56)	(2.08)	—	(g)

Class C
Year Ended October 31, 2013	16.68	0.27	(f)	3.86	4.13	(0.30)	—	(0.30)	—
Year Ended October 31, 2012	16.27	0.25	(f)	0.44	0.69	(0.28)	—	(0.28)	—
Year Ended October 31, 2011	18.41	0.26	(f)	(2.09)	(1.83)	(0.31)	—	(0.31)	—	(g)
Year Ended October 31, 2010	17.35	0.20	(f)	1.06	1.26	(0.20)	—	(0.20)	—	(g)
Year Ended October 31, 2009	15.78	0.24	(f)	3.41	3.65	(0.52)	(1.56)	(2.08)	—	(g)

Class R2
Year Ended October 31, 2013	17.03	0.35	(f)	3.92	4.27	(0.39)	—	(0.39)	—
Year Ended October 31, 2012	16.66	0.32	(f)	0.45	0.77	(0.40)	—	(0.40)	—
Year Ended October 31, 2011	18.86	0.32	(f)	(2.12)	(1.80)	(0.40)	—	(0.40)	—	(g)
Year Ended October 31, 2010	17.76	0.28	(f)	1.10	1.38	(0.28)	—	(0.28)	—	(g)
November 3, 2008(h) through October 31, 2009	16.32	0.27	(f)	3.48	3.75	(0.75)	(1.56)	(2.31)	—	(g)

Select Class
Year Ended October 31, 2013	17.36	0.40	(f)	4.06	4.46	(0.46)	—	(0.46)	—
Year Ended October 31, 2012	16.96	0.41	(f)	0.45	0.86	(0.46)	—	(0.46)	—
Year Ended October 31, 2011	19.17	0.45	(f)	(2.17)	(1.72)	(0.49)	—	(0.49)	—	(g)
Year Ended October 31, 2010	18.01	0.37	(f)	1.12	1.49	(0.33)	—	(0.33)	—	(g)
Year Ended October 31, 2009	16.39	0.42	(f)	3.51	3.93	(0.75)	(1.56)	(2.31)	—	(g)

(a)	Annualized for periods less than one year
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000's)	Net expenses (d)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$21.20	25.84%	$108,193	0.75%	2.04%	1.35%	51%
17.24	5.16	96,191	1.07	2.27	1.31	19
16.83	(9.45)	99,046	1.07	2.16	1.31	40
19.03	8.09	124,178	1.07	1.89	1.34	39
17.89	27.74	109,441	1.07	2.40	1.37	37

19.57	25.13	2,751	1.34	1.42	1.85	51
15.91	4.43	3,060	1.79	1.54	1.82	19
15.52	(10.11)	4,154	1.78	1.41	1.81	40
17.57	7.32	6,503	1.80	1.11	1.83	39
16.54	26.78	8,179	1.80	1.72	1.87	37

20.51	25.09	21,802	1.30	1.49	1.85	51
16.68	4.43	16,291	1.79	1.57	1.81	19
16.27	(10.08)	15,428	1.78	1.46	1.81	40
18.41	7.34	18,148	1.80	1.19	1.83	39
17.35	26.74	16,231	1.80	1.63	1.87	37

20.91	25.52	1,957	0.95	1.88	1.61	51
17.03	4.94	786	1.32	1.97	1.56	19
16.66	(9.72)	463	1.32	1.77	1.55	40
18.86	7.88	251	1.32	1.62	1.59	39
17.76	26.96	234	1.32	1.77	1.62	37

21.36	26.18	464,273	0.53	2.10	1.09	51
17.36	5.40	469,065	0.82	2.51	1.06	19
16.96	(9.21)	502,764	0.82	2.40	1.05	40
19.17	8.37	516,537	0.82	2.08	1.08	39
18.01	28.02	772,784	0.82	2.76	1.12	37

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	117

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
International Opportunities Fund
Class A
Year Ended October 31, 2013	$12.45	$0.25	(f)	$2.83	$3.08	$(0.28)	$—
Year Ended October 31, 2012	12.00	0.23	(f)	0.56	0.79	(0.34)	—
Year Ended October 31, 2011	13.20	0.19	(f)	(1.08)	(0.89)	(0.31)	—	(g)
Year Ended October 31, 2010	12.10	0.15	(f)	1.24	1.39	(0.29)	—	(g)
Year Ended October 31, 2009	9.95	0.19	(f)	2.16	2.35	(0.20)	—	(g)

Class B
Year Ended October 31, 2013	12.46	0.18	(f)	2.83	3.01	(0.18)	—
Year Ended October 31, 2012	11.93	0.18	(f)	0.56	0.74	(0.21)	—
Year Ended October 31, 2011	13.09	0.15	(f)	(1.10)	(0.95)	(0.21)	—	(g)
Year Ended October 31, 2010	12.03	0.08	(f)	1.23	1.31	(0.25)	—	(g)
Year Ended October 31, 2009	9.83	0.14	(f)	2.16	2.30	(0.10)	—	(g)

Class C
Year Ended October 31, 2013	12.15	0.16	(f)	2.77	2.93	(0.20)	—
Year Ended October 31, 2012	11.65	0.18	(f)	0.55	0.73	(0.23)	—
Year Ended October 31, 2011	12.84	0.15	(f)	(1.07)	(0.92)	(0.27)	—	(g)
Year Ended October 31, 2010	11.82	0.09	(f)	1.20	1.29	(0.27)	—	(g)
Year Ended October 31, 2009	9.77	0.13	(f)	2.11	2.24	(0.19)	—	(g)

Class R6
Year Ended October 31, 2013	12.69	0.32	(f)	2.88	3.20	(0.32)	—
Year Ended October 31, 2012	12.20	0.31	(f)	0.56	0.87	(0.38)	—
November 30, 2010 (h) through October 31, 2011	12.78	0.27	(f)	(0.48)	(0.21)	(0.37)	—	(g)

Institutional Class
Year Ended October 31, 2013	12.69	0.31	(f)	2.88	3.19	(0.31)	—
Year Ended October 31, 2012	12.20	0.30	(f)	0.56	0.86	(0.37)	—
Year Ended October 31, 2011	13.42	0.23	(f)	(1.09)	(0.86)	(0.36)	—	(g)
Year Ended October 31, 2010	12.29	0.22	(f)	1.24	1.46	(0.33)	—	(g)
Year Ended October 31, 2009	10.13	0.25	(f)	2.18	2.43	(0.27)	—	(g)

Select Class
Year Ended October 31, 2013	12.64	0.29	(f)	2.87	3.16	(0.30)	—
Year Ended October 31, 2012	12.15	0.28	(f)	0.56	0.84	(0.35)	—
Year Ended October 31, 2011	13.37	0.26	(f)	(1.14)	(0.88)	(0.34)	—	(g)
Year Ended October 31, 2010	12.24	0.19	(f)	1.25	1.44	(0.31)	—	(g)
Year Ended October 31, 2009	10.07	0.22	(f)	2.18	2.40	(0.23)	—	(g)

(a)	Annualized for periods less than one year
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000's)	Net expenses (d)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$15.25	25.09%	$123,807	1.25%	1.78%	1.26%	36%
12.45	6.95	67,472	1.29	1.91	1.30	45
12.00	(6.91)	47,855	1.28	1.45	1.28	76
13.20	11.67	13,904	1.34	1.23	1.36	57
12.10	24.17	13,773	1.41	1.84	1.42	85

15.29	24.45	484	1.73	1.28	1.76	36
12.46	6.46	462	1.79	1.54	1.80	45
11.93	(7.40)	702	1.78	1.18	1.79	76
13.09	11.01	949	1.85	0.65	1.86	57
12.03	23.62	1,716	1.91	1.34	1.92	85

14.88	24.41	1,109	1.75	1.19	1.76	36
12.15	6.47	531	1.79	1.55	1.80	45
11.65	(7.37)	576	1.78	1.14	1.79	76
12.84	11.05	849	1.85	0.77	1.86	57
11.82	23.50	636	1.91	1.20	1.92	85

15.57	25.71	1,204,314	0.75	2.27	0.76	36
12.69	7.59	692,117	0.79	2.58	0.79	45
12.20	(1.85)	373,613	0.78	2.27	0.78	76

15.57	25.60	60,310	0.85	2.18	0.86	36
12.69	7.45	41,574	0.89	2.47	0.90	45
12.20	(6.59)	39,362	0.89	1.73	0.90	76
13.42	12.12	272,487	0.91	1.75	0.96	57
12.29	24.70	161,023	0.92	2.41	1.02	85

15.50	25.38	47,743	0.99	2.04	1.01	36
12.64	7.28	33,029	1.04	2.35	1.05	45
12.15	(6.77)	28,476	1.03	1.97	1.04	76
13.37	11.93	30,537	1.09	1.56	1.11	57
12.24	24.41	28,588	1.16	2.12	1.17	85

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	119

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
International Unconstrained Equity Fund
Class A
Year Ended October 31, 2013	$17.28	$0.15	$3.62	$3.77	$(0.11)	$(0.35)	$(0.46)
November 30, 2011(f) through October 31, 2012	15.00	0.17	2.11	2.28	—	—	—

Class C
Year Ended October 31, 2013	17.20	0.07	3.59	3.66	(0.04)	(0.35)	(0.39)
November 30, 2011(f) through October 31, 2012	15.00	0.10	2.10	2.20	—	—	—

Class R2
Year Ended October 31, 2013	17.24	0.12	3.59	3.71	(0.07)	(0.35)	(0.42)
November 30, 2011(f) through October 31, 2012	15.00	0.14	2.10	2.24	—	—	—

Class R5
Year Ended October 31, 2013	17.35	0.25	3.61	3.86	(0.17)	(0.35)	(0.52)
November 30, 2011(f) through October 31, 2012	15.00	0.24	2.11	2.35	—	—	—

Class R6
Year Ended October 31, 2013	17.36	0.26	3.61	3.87	(0.18)	(0.35)	(0.53)
November 30, 2011(f) through October 31, 2012	15.00	0.25	2.11	2.36	—	—	—

Select Class
Year Ended October 31, 2013	17.32	0.21	3.60	3.81	(0.14)	(0.35)	(0.49)
November 30, 2011(f) through October 31, 2012	15.00	0.21	2.11	2.32	—	—	—

(a)	Annualized for periods less than one year
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Commencement of operations.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2012 and year ended October 31, 2013.

SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000's)	Net expenses (d)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (b)(e)

$20.59	22.23%	$83	1.32	%(g)	0.89	%(g)	7.99	%(g)	65%
17.28	15.20	58	1.32	(g)	1.17	(g)	6.99	(g)	40

20.47	21.61	76	1.82	(g)	0.40	(g)	8.35	(g)	65
17.20	14.67	57	1.82	(g)	0.67	(g)	7.47	(g)	40

20.53	21.92	70	1.57	(g)	0.67	(g)	8.01	(g)	65
17.24	14.93	57	1.57	(g)	0.92	(g)	7.23	(g)	40

20.69	22.76	71	0.87	(g)	1.37	(g)	7.31	(g)	65
17.35	15.67	58	0.87	(g)	1.62	(g)	6.54	(g)	40

20.70	22.80	71	0.82	(g)	1.42	(g)	7.26	(g)	65
17.36	15.73	58	0.82	(g)	1.67	(g)	6.49	(g)	40

20.64	22.49	3,925	1.07	(g)	1.17	(g)	7.52	(g)	65
17.32	15.47	3,175	1.07	(g)	1.42	(g)	6.74	(g)	40

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	121

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
International Value Fund
Class A
Year Ended October 31, 2013	$12.18	$0.22	(f)	$2.91	$3.13	$(0.29)	$—
Year Ended October 31, 2012	12.05	0.31	(f)	0.21	0.52	(0.39)	—
Year Ended October 31, 2011	13.36	0.28	(f)	(1.17)	(0.89)	(0.42)	—	(g)
Year Ended October 31, 2010	12.27	0.17	(f)	1.20	1.37	(0.28)	—	(g)
Year Ended October 31, 2009	10.32	0.23	(f)	2.06	2.29	(0.34)	—	(g)

Class B
Year Ended October 31, 2013	12.03	0.17	(f)	2.87	3.04	(0.21)	—
Year Ended October 31, 2012	11.89	0.25	(f)	0.20	0.45	(0.31)	—
Year Ended October 31, 2011	13.18	0.21	(f)	(1.16)	(0.95)	(0.34)	—	(g)
Year Ended October 31, 2010	12.10	0.11	(f)	1.18	1.29	(0.21)	—	(g)
Year Ended October 31, 2009	10.12	0.18	(f)	2.03	2.21	(0.23)	—	(g)

Class C
Year Ended October 31, 2013	11.84	0.16	(f)	2.83	2.99	(0.22)	—
Year Ended October 31, 2012	11.72	0.25	(f)	0.19	0.44	(0.32)	—
Year Ended October 31, 2011	13.01	0.21	(f)	(1.14)	(0.93)	(0.36)	—	(g)
Year Ended October 31, 2010	11.96	0.11	(f)	1.17	1.28	(0.23)	—	(g)
Year Ended October 31, 2009	10.04	0.18	(f)	2.02	2.20	(0.28)	—	(g)

Class R2
Year Ended October 31, 2013	11.99	0.18	(f)	2.88	3.06	(0.27)	—
Year Ended October 31, 2012	11.86	0.28	(f)	0.19	0.47	(0.34)	—
Year Ended October 31, 2011	13.21	0.24	(f)	(1.15)	(0.91)	(0.44)	—	(g)
Year Ended October 31, 2010	12.19	0.11	(f)	1.21	1.32	(0.30)	—	(g)
November 3, 2008(h) through October 31, 2009	10.33	0.09	(f)	2.15	2.24	(0.38)	—	(g)

Class R6
Year Ended October 31, 2013	12.38	0.30	(f)	2.96	3.26	(0.35)	—
Year Ended October 31, 2012	12.26	0.37	(f)	0.21	0.58	(0.46)	—
November 30, 2010(h) through October 31, 2011	12.72	0.32	(f)	(0.30)	0.02	(0.48)	—	(g)

Institutional Class
Year Ended October 31, 2013	12.38	0.29	(f)	2.95	3.24	(0.33)	—
Year Ended October 31, 2012	12.26	0.36	(f)	0.20	0.56	(0.44)	—
Year Ended October 31, 2011	13.59	0.33	(f)	(1.19)	(0.86)	(0.47)	—	(g)
Year Ended October 31, 2010	12.47	0.25	(f)	1.19	1.44	(0.32)	—	(g)
Year Ended October 31, 2009	10.47	0.28	(f)	2.10	2.38	(0.38)	—	(g)

Select Class
Year Ended October 31, 2013	12.31	0.27	(f)	2.93	3.20	(0.32)	—
Year Ended October 31, 2012	12.19	0.34	(f)	0.21	0.55	(0.43)	—
Year Ended October 31, 2011	13.50	0.31	(f)	(1.18)	(0.87)	(0.44)	—	(g)
Year Ended October 31, 2010	12.40	0.23	(f)	1.18	1.41	(0.31)	—	(g)
Year Ended October 31, 2009	10.42	0.25	(f)	2.10	2.35	(0.37)	—	(g)

(a)	Annualized for periods less than one year
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

	Ratios/Supplemental data
		Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000's)	Net expenses (d)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$15.02	26.13%	$221,077	1.33%	1.66%	1.35%	66%
12.18	4.64	124,691	1.35	2.66	1.37	62
12.05	(6.91)	113,976	1.34	2.15	1.36	60
13.36	11.35	143,259	1.34	1.41	1.35	92
12.27	23.08	134,648	1.36	2.20	1.36	98

14.86	25.64	2,476	1.82	1.29	1.85	66
12.03	4.04	2,932	1.85	2.20	1.87	62
11.89	(7.42)	3,557	1.84	1.61	1.86	60
13.18	10.81	5,337	1.84	0.91	1.85	92
12.10	22.50	6,517	1.86	1.80	1.86	98

14.61	25.58	22,682	1.83	1.19	1.85	66
11.84	4.04	14,311	1.85	2.23	1.87	62
11.72	(7.38)	16,510	1.84	1.60	1.86	60
13.01	10.81	19,646	1.84	0.89	1.85	92
11.96	22.60	18,081	1.86	1.77	1.86	98

14.78	25.91	1,249	1.59	1.39	1.60	66
11.99	4.27	881	1.60	2.43	1.62	62
11.86	(7.12)	694	1.59	1.84	1.61	60
13.21	11.00	856	1.60	0.90	1.61	92
12.19	22.73	423	1.60	0.76	1.60	98

15.29	26.84	107,313	0.84	2.12	0.85	66
12.38	5.11	25,945	0.84	3.06	0.87	62
12.26	(0.10)	50	0.84	2.57	0.86	60

15.29	26.72	1,087,334	0.94	2.08	0.95	66
12.38	5.00	639,798	0.94	3.03	0.97	62
12.26	(6.56)	545,034	0.94	2.48	0.96	60
13.59	11.79	421,538	0.92	2.04	0.95	92
12.47	23.75	347,238	0.95	2.60	0.96	98

15.19	26.46	1,634,392	1.09	1.99	1.10	66
12.31	4.87	1,458,864	1.10	2.92	1.12	62
12.19	(6.65)	1,413,804	1.09	2.37	1.12	60
13.50	11.56	943,998	1.09	1.84	1.10	92
12.40	23.51	1,132,171	1.11	2.42	1.11	98

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	123

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Intrepid International Fund
Class A
Year Ended October 31, 2013	$15.90	$0.25	(f)	$3.88	$4.13	$(0.24)	$—
Year Ended October 31, 2012	15.32	0.25	(f)	0.49	0.74	(0.16)	—
Year Ended October 31, 2011	16.59	0.24	(f)	(1.27)	(1.03)	(0.24)	—	(g)
Year Ended October 31, 2010	14.99	0.12	(f)	1.73	1.85	(0.25)	—	(g)
Year Ended October 31, 2009	13.51	0.19	(f)	2.40	2.59	(1.11)	—	(g)

Class C
Year Ended October 31, 2013	16.00	0.17	(f)	3.90	4.07	(0.15)	—
Year Ended October 31, 2012	15.36	0.18	(f)	0.50	0.68	(0.04)	—
Year Ended October 31, 2011	16.61	0.15	(f)	(1.26)	(1.11)	(0.14)	—	(g)
Year Ended October 31, 2010	14.99	0.05	(f)	1.73	1.78	(0.16)	—	(g)
Year Ended October 31, 2009	13.37	0.13	(f)	2.41	2.54	(0.92)	—	(g)

Class R2
Year Ended October 31, 2013	15.74	0.20	(f)	3.86	4.06	(0.19)	—
Year Ended October 31, 2012	15.21	0.19	(f)	0.50	0.69	(0.16)	—
Year Ended October 31, 2011	16.46	0.17	(f)	(1.22)	(1.05)	(0.20)	—	(g)
Year Ended October 31, 2010	14.86	0.08	(f)	1.72	1.80	(0.20)	—	(g)
November 3, 2008 (i) through October 31, 2009	13.56	0.16	(f)	2.32	2.48	(1.18)	—	(g)

Institutional Class
Year Ended October 31, 2013	16.24	0.34	(f)	3.97	4.31	(0.32)	—
Year Ended October 31, 2012	15.66	0.33	(f)	0.50	0.83	(0.25)	—
Year Ended October 31, 2011	16.94	0.32	(f)	(1.29)	(0.97)	(0.31)	—	(g)
Year Ended October 31, 2010	15.27	0.19	(f)	1.78	1.97	(0.30)	—	(g)
Year Ended October 31, 2009	13.76	0.25	(f)	2.46	2.71	(1.20)	—	(g)

Select Class
Year Ended October 31, 2013	16.46	0.31	(f)	4.01	4.32	(0.27)	—
Year Ended October 31, 2012	15.85	0.30	(f)	0.51	0.81	(0.20)	—
Year Ended October 31, 2011	16.99	0.26	(f)	(1.28)	(1.02)	(0.12)	—	(g)
Year Ended October 31, 2010	15.31	0.15	(f)	1.79	1.94	(0.26)	—	(g)
Year Ended October 31, 2009	13.72	0.23	(f)	2.45	2.68	(1.09)	—	(g)

(a)	Annualized for periods less than one year
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	Includes interest expense of 0.01%.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000's)	Net expenses (d)		Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$19.79	26.25%	$60,135	1.47%		1.42%	1.54%	49%
15.90	4.97	32,231	1.50		1.65	1.62	46
15.32	(6.30)	31,942	1.50		1.42	1.61	79
16.59	12.54	23,960	1.50		0.78	1.73	92
14.99	21.38	23,506	1.51	(h)	1.51	1.63	95

19.92	25.60	1,131	1.98		0.94	2.04	49
16.00	4.45	875	2.00		1.18	2.12	46
15.36	(6.75)	1,018	2.00		0.91	2.11	79
16.61	12.01	1,489	2.00		0.30	2.24	92
14.99	20.77	1,489	2.00	(h)	1.03	2.13	95

19.61	26.02	98	1.72		1.16	1.79	49
15.74	4.64	81	1.75		1.29	1.87	46
15.21	(6.48)	106	1.75		1.04	1.85	79
16.46	12.26	68	1.75		0.53	1.99	92
14.86	20.61	60	1.75	(h)	1.29	1.87	95

20.23	26.90	582,599	0.97		1.88	1.14	49
16.24	5.50	303,575	1.00		2.16	1.21	46
15.66	(5.85)	178,258	1.00		1.88	1.20	79
16.94	13.11	99,766	1.00		1.21	1.31	92
15.27	22.05	112,905	1.01	(h)	1.90	1.22	95

20.51	26.56	13,916	1.23		1.68	1.29	49
16.46	5.24	9,467	1.25		1.94	1.37	46
15.85	(6.08)	12,225	1.25		1.51	1.37	79
16.99	12.86	26,408	1.25		0.93	1.37	92
15.31	21.65	330,843	1.25	(h)	1.81	1.38	95

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	125

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 10 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Emerging Economies Fund	Class A, Class C, Class R5 and Select Class	JPM I	Diversified
Emerging Markets Equity Fund	Class A, Class B, Class C, Class R6*, Institutional Class and Select Class	JPM I	Diversified
Global Equity Income Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Global Research Enhanced Index Fund	Class A, Class C, Class R2, and Select Class	JPM I	Diversified
International Equity Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified
International Equity Index Fund	Class A, Class B, Class C, Class R2 and Select Class	JPM II	Diversified
International Opportunities Fund	Class A, Class B, Class C, Class R6, Institutional Class and Select Class	JPM I	Diversified
International Unconstrained Equity Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified
International Value Fund	Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class	JPM I	Diversified
Intrepid International Fund	Class A, Class C, Class R2, Institutional Class and Select Class	JPM I	Diversified

*	Class R6 Shares commenced operations on December 23, 2013 for Emerging Markets Equity Fund.

Global Research Enhanced Index Fund commenced operations on February 28, 2013.

International Unconstrained Equity Fund commenced operations on November 30, 2011. Prior to May 31, 2013, the Fund was not publicly offered for investment.

The investment objective of Emerging Economies Fund is to seek long-term capital growth.

The investment objective of Emerging Markets Equity Fund is to seek to provide high total return from a portfolio of equity securities from emerging markets issuers.

The investment objective of Global Equity Income Fund is to seek to provide both current income and long-term capital appreciation.

The investment objective of Global Research Enhanced Index Fund is to seek to provide long-term capital appreciation.

The investment objective of International Equity Fund is to seek total return from long-term capital growth and income. Total return consists of capital growth and current income.

The investment objective of International Equity Index Fund is to seek to provide investment results that correspond to the aggregate price and dividend performance of the securities in the MSCI EAFE Gross Domestic Product Index.

The investment objective of International Opportunities Fund is to seek to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

The investment objective of International Unconstrained Equity Fund is to seek to provide long-term capital appreciation.

The investment objective of International Value Fund is to seek to provide high total return from a portfolio of foreign company equity securities.

The investment objective of Intrepid International Fund is to seek to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

Effective November 1, 2009, Class B Shares of Emerging Markets Equity Fund, International Equity Fund, International Equity Index Fund, International Opportunities Fund and International Value Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to Class R2, Class R5, Class R6, Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

126	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”) and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless the Adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	127

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

The following tables represent each valuation input by country as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Emerging Economies Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Brazil	$130,275	$—	$—		$130,275
China	20,506	158,925	—		179,431
Hong Kong	—	55,707	—	(a)	55,707
Hungary	—	9,829	—		9,829
India	32,180	35,227	—		67,407
Indonesia	—	18,251	—		18,251
Mexico	6,558	—	—		6,558
Netherlands	3,778	—	—		3,778
Poland	—	43,825	—		43,825
Qatar	5,185	—	—		5,185
Russia	14,839	84,897	—		99,736
South Africa	5,129	39,100	—		44,229
South Korea	16,932	140,040	—		156,972
Taiwan	36,960	83,309	—		120,269
Thailand	—	4,723	—		4,723
Turkey	—	50,956	—		50,956
United Arab Emirates	—	15,881	—		15,881

Total Common Stocks	272,342	740,670	—	(a)	1,013,012

Preferred Stocks
Brazil	3,063	—	—		3,063
Short-Term Investment
Investment Company	14,082	—	—		14,082

Total Investments in Securities	$289,487	$740,670	$—	(a)	$1,030,157

Emerging Markets Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Brazil	$338,857	$—	$—	$338,857
China	—	223,541	—	223,541
Colombia	50,043	—	—	50,043
Cyprus	16,387	16,581	—	32,968
Hong Kong	—	248,536	—	248,536
India	121,316	426,103	—	547,419
Indonesia	—	112,914	—	112,914
Luxembourg	64,931	—	—	64,931
Malaysia	—	34,446	—	34,446
Mexico	93,023	—	—	93,023
Panama	16,853	—	—	16,853
Peru	49,763	—	—	49,763
Poland	—	9,892	—	9,892
Russia	—	142,625	—	142,625
South Africa	29,044	478,002	—	507,046
South Korea	—	259,454	—	259,454
Taiwan	83,998	108,528	—	192,526
Thailand	—	121,135	—	121,135
Turkey	—	102,166	—	102,166
United Kingdom	—	114,785	—	114,785

Total Common Stocks	864,215	2,398,708	—	3,262,923

128	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

Emerging Markets Equity Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Preferred Stocks
Brazil	$28,934	$—	$—	$28,934
Short-Term Investment
Investment Company	141,356	—	—	141,356

Total Investments in Securities	$1,034,505	$2,398,708	$—	$3,433,213

Global Equity Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$5,562	$—	$5,562
Belgium	—	856	—	856
Brazil	1,783	—	—	1,783
Canada	2,041	—	—	2,041
China	—	2,079	—	2,079
Denmark	1,585	—	—	1,585
Finland	—	254	—	254
France	—	10,995	—	10,995
Germany	—	5,943	—	5,943
Hong Kong	—	897	—	897
Italy	—	2,369	—	2,369
Japan	—	7,392	—	7,392
Netherlands	—	2,738	—	2,738
Norway	—	930	—	930
Singapore	—	2,801	—	2,801
Sweden	—	3,607	—	3,607
Switzerland	—	5,979	—	5,979
Taiwan	—	360	—	360
United Kingdom	839	10,733	—	11,572
United States	34,459	—	—	34,459

Total Common Stocks	40,707	63,495	—	104,202

Short-Term Investment
Investment Company	3,942	—	—	3,942

Total Investments in Securities	$44,649	$63,495	$—	$108,144

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$48	$—	$48

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(238)	$—	$(238)

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	129

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

Global Research Enhanced Index Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$60,626	$—	$60,626
Austria	—	2,176	—	2,176
Belgium	—	8,779	—	8,779
Bermuda	6,157	—	—	6,157
Canada	57,961	—	—	57,961
China	—	328	—	328
Colombia	1	—	—	1
Denmark	1,507	11,479	—	12,986
Finland	—	4,653	—	4,653
France	2,234	69,741	—	71,975
Germany	—	63,556	—	63,556
Hong Kong	616	21,399	—	22,015
Ireland	5,126	4,567	—	9,693
Italy	—	16,367	—	16,367
Japan	1,228	156,720	—	157,948
Luxembourg	—	1,911	—	1,911
Netherlands	539	34,564	—	35,103
New Zealand	—	453	—	453
Norway	—	2,874	—	2,874
Portugal	—	3,103	—	3,103
Singapore	3,828	11,310	—	15,138
Spain	925	31,384	—	32,309
Sweden	—	14,970	—	14,970
Switzerland	10,928	74,457	—	85,385
United Kingdom	4,062	147,595	—	151,657
United States	964,932	—	—	964,932

Total Common Stocks	1,060,044	743,012	—	1,803,056

Preferred Stocks
Germany	—	5,582	—	5,582
United Kingdom	34	—	—	34

Total Preferred Stocks	34	5,582	—	5,616

Short-Term Investment
Investment Company	85,564	—	—	85,564

Total Investments in Securities	$1,145,642	$748,594	$—	$1,894,236

Appreciation in Other Financial Instruments
Futures Contracts	$2,316	$—	$—	$2,316

Depreciation in Other Financial Instruments
Futures Contracts	$(50)	$—	$—	$(50)

130	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

JPMorgan International Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$41,351	$—	$41,351
Belgium	—	28,445	—	28,445
China	—	63,225	—	63,225
France	258	239,964	—	240,222
Germany	805	141,408	—	142,213
Hong Kong	—	74,510	—	74,510
India	10,958	—	—	10,958
Indonesia	—	8,642	—	8,642
Israel	14,364	—	—	14,364
Japan	—	338,105	—	338,105
Netherlands	—	109,725	—	109,725
South Korea	—	32,438	—	32,438
Spain	—	17,288	—	17,288
Sweden	—	12,721	—	12,721
Switzerland	—	280,103	—	280,103
Taiwan	13,752	—	—	13,752
United Kingdom	—	461,391	—	461,391

Total Common Stocks	40,137	1,849,316	—	1,889,453

Preferred Stocks
Germany	—	49,472	—	49,472
Short-Term Investment
Investment Company	61,450	—	—	61,450

Total Investments in Securities	$101,587	$1,898,788	$—	$2,000,375

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	131

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

International Equity Index Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Australia	$105	$28,289	$—	(a)	$28,394
Austria	—	8,709	—		8,709
Belgium	—	12,844	—		12,844
Bermuda	—	661	—		661
Brazil	946	—	—		946
Chile	2,841	—	—		2,841
China	—	3,927	—		3,927
Denmark	473	5,490	—		5,963
Finland	—	8,251	—		8,251
France	797	51,227	—		52,024
Germany	199	68,660	—		68,859
Greece	—	2,551	—		2,551
Hong Kong	25	6,547	—		6,572
Hungary	200	3,906	—		4,106
India	256	2,930	—		3,186
Ireland	1,052	3,129	—		4,181
Israel	696	2,851	—		3,547
Italy	—	42,139	—		42,139
Japan	126	118,949	—		119,075
Luxembourg	—	2,706	—		2,706
Mexico	3,684	—	—		3,684
Netherlands	557	19,968	—		20,525
New Zealand	—	2,789	—		2,789
Norway	—	8,127	—		8,127
Philippines	—	4,236	—		4,236
Portugal	—	6,542	—		6,542
Singapore	—	4,460	—		4,460
South Africa	102	3,966	—		4,068
South Korea	—	4,460	—		4,460
Spain	197	34,933	—		35,130
Sweden	—	9,519	—		9,519
Switzerland	74	16,887	—		16,961
Taiwan	—	3,346	—		3,346
Thailand	—	3,543	—		3,543
Turkey	—	3,131	—		3,131
United Kingdom	1,860	46,556	—		48,416
United States	—	51	—		51

Total Common Stocks	14,190	546,280	—	(a)	560,470

Preferred Stocks
Brazil	2,783	—	—		2,783
Chile	161	—	—		161
Germany	—	7,562	—		7,562
Italy	—	759	—		759
United Kingdom	4	—	—		4

Total Preferred Stocks	2,948	8,321	—		11,269

Short-Term Investment
Investment Company	19,452	—	—		19,452

Total Investments in Securities	$36,590	$554,601	$—	(a)	$591,191

Appreciation in Other Financial Instruments
Futures Contracts	$722	$—	$—		$722

132	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

International Opportunities Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$30,595	$—	$30,595
Belgium	—	18,961	—	18,961
Canada	17,455	—	—	17,455
China	—	15,247	—	15,247
Denmark	—	23,857	—	23,857
Finland	—	15,955	116	16,071
France	22,318	138,470	—	160,788
Germany	—	139,394	—	139,394
Hong Kong	—	61,266	—	61,266
Ireland	—	11,471	—	11,471
Italy	—	13,290	—	13,290
Japan	—	274,159	—	274,159
Netherlands	—	67,478	—	67,478
South Korea	—	23,307	—	23,307
Spain	—	15,163	—	15,163
Sweden	—	47,944	—	47,944
Switzerland	—	133,306	—	133,306
Taiwan	6,931	—	—	6,931
United Kingdom	—	301,026	—	301,026

Total Common Stocks	46,704	1,330,889	116	1,377,709

Preferred Stocks
Germany	—	30,067	—	30,067
Short-Term Investment
Investment Company	19,578	—	—	19,578

Total Investments in Securities	$66,282	$1,360,956	$116	$1,427,354

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$6,772	$—	$6,772

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(3,310)	$—	$(3,310)

International Unconstrained Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Belgium	$—	$64	$—	$64
Canada	201	—	—	201
France	—	503	—	503
Germany	—	440	—	440
Hong Kong	—	199	—	199
India	95	—	—	95
Japan	—	480	—	480
Russia	—	84	—	84
South Africa	—	42	—	42
South Korea	—	188	—	188
Spain	—	165	—	165
Sweden	—	93	—	93
Switzerland	—	460	—	460
United Kingdom	47	1,083	—	1,130
United States	—	102	—	102

Total Common Stocks	343	3,903	—	4,246

Total Investments in Securities	$343	$3,903	$—	$4,246

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	133

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

International Value Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$72,963	$—	$72,963
Belgium	—	41,157	—	41,157
Brazil	18,830	—	—	18,830
Canada	14,398	—	—	14,398
China	—	40,060	—	40,060
Denmark	—	33,246	—	33,246
Finland	—	33,081	414	33,495
France	33,127	440,628	—	473,755
Germany	—	316,487	—	316,487
Hong Kong	—	89,065	—	89,065
India	17,138	—	—	17,138
Italy	—	120,131	—	120,131
Japan	—	646,163	—	646,163
Netherlands	—	139,926	—	139,926
Norway	—	29,233	—	29,233
South Korea	—	30,182	—	30,182
Spain	—	45,980	—	45,980
Sweden	—	79,282	—	79,282
Switzerland	—	185,405	—	185,405
United Kingdom	—	508,833	—	508,833

Total Common Stocks	83,493	2,851,822	414	2,935,729

Preferred Stock
Germany	—	30,312	—	30,312
Short-Term Investment
Investment Company	84,112	—	—	84,112

Total Investments in Securities	$167,605	$2,882,134	$414	$3,050,153

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$12,277	$—	$12,277
Futures Contracts	98	—	—	98

Total Appreciation in Other Financial Instruments	$98	$12,277	$—	$12,375

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(4,473)	$—	$(4,473)
Futures Contracts	(7)	—	—	(7)

Total Depreciation in Other Financial Instruments	$(7)	$(4,473)	$—	$(4,480)

134	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

Intrepid International Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$35,908	$—	$35,908
Austria	501	2,199	—	2,700
Belgium	—	5,879	—	5,879
Bermuda	—	1,968	—	1,968
China	—	8,435	—	8,435
Denmark	4,554	—	—	4,554
Finland	—	9,424	—	9,424
France	—	68,109	—	68,109
Germany	90	56,731	—	56,821
Hong Kong	—	11,333	—	11,333
India	2,953	1,697	—	4,650
Ireland	—	5,399	—	5,399
Italy	—	6,171	—	6,171
Japan	—	127,936	—	127,936
Netherlands	—	36,858	—	36,858
Norway	—	5,261	—	5,261
Portugal	—	1,908	—	1,908
South Korea	—	2,171	—	2,171
Spain	—	14,488	—	14,488
Sweden	—	17,783	—	17,783
Switzerland	—	78,991	—	78,991
Taiwan	1,749	—	—	1,749
United Kingdom	1,771	125,070	—	126,841

Total Common Stocks	11,618	623,719	—	635,337

Preferred Stocks
Germany	—	6,074	—	6,074
Short-Term Investment
Investment Company	14,340	—	—	14,340

Total Investments in Securities	$25,958	$629,793	$—	$655,751

(a)	Value is zero.

There were no transfers between any levels during the year ended October 31, 2013.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of October 31, 2013, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

The following are the values and percentages of net assets of illiquid securities as of October 31, 2013 (amounts in thousands):

	Value		Percentage
Emerging Economies Fund	$—	(a)	—%
International Equity Index Fund	—	(a)	—
International Opportunities Fund	116		0.0	(b)
International Value Fund	414		0.0	(b)

(a)	Value is zero.
(b)	Amount rounds to less than 0.1%.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	135

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

C. Futures Contracts — The Global Equity Income Fund, Global Research Enhanced Index Fund, International Equity Index Fund, International Opportunities Fund and International Value Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation (depreciation) in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; theref re, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquid tion of positions.

The Funds’ futures contracts are not subject to master netting agreements.

The table below discloses the volume of the Funds’ futures contracts activity during the year ended October 31, 2013 (amounts in thousands):

	Global Equity Income Fund	Global Research Enhanced Index Fund	International Equity Index Fund	International Opportunities Fund	International Value Fund
Futures Contracts:
Average Notional Balance Long	$982	$37,435	$11,177	$5,953	$21,451
Ending Notional Balance Long	—	83,686	23,191	—	37,350

D. Forward Foreign Currency Exchange Contracts — The Global Equity Income Fund, International Opportunities Fund and International Value Fund may be exposed to foreign currency risks associated with portfolio investments and therefore use forward foreign currency exchange cont acts to hedge or manage these exposures. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forw rd foreign currency exchange contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

The table below discloses the volume of the Funds’ forward foreign currency exchange contracts activity during the year ended October 31, 2013 (amounts in thousands):

	Global Equity Income Fund	International Opportunities Fund	International Value Fund
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$6,508	$232,176	$511,544
Average Settlement Value Sold	17,679	193,869	401,180
Ending Settlement Value Purchased	8,245	356,939	611,612
Ending Settlement Value Sold	24,863	321,372	460,235

136	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

E. Summary of Derivatives Information — The following tables present the value of derivatives held as of October 31, 2013, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Global Equity Income Fund

Derivative Contract	Statements of Assets and Liabilities Location
Gross Assets:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$48

Gross Liabilities:
Foreign exchange contracts	Payables	$(238)

Global Research Enhanced Index Fund

Derivative Contract	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$2,316

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(50)

International Equity Index Fund

Derivative Contract	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$722

International Opportunities Fund

Derivative Contract	Statements of Assets and Liabilities Location
Gross Assets:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$6,772

Gross Liabilities:
Foreign Currency Contracts	Payables	$(3,310)

International Value Fund

Derivative Contract	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$—	$12,277
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	98	—

Total		$98	$12,277

Gross Liabilities:
Foreign exchange contracts	Payables	$—	$(4,473)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(7)	—

Total		$(7)	$(4,473)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the SOIs. The Statements of Assets & Liabilities only reflects the current day variation margin receivable/payable to brokers.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	137

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

The following tables present the effect of derivatives on the Statements of Operations for the year ended October 31, 2013, by primary underlying risk exposure (amounts in thousands):

Global Equity Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$(172)	$(172)
Equity contracts	71	—	71

Total	$71	$(172)	$(101)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(208)

Total	$(208)

Global Research Enhanced Index Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts
Equity contracts	$4,179

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts
Equity contracts	$2,266

International Equity Index Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts
Equity contracts	$2,236

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts
Equity contracts	$716

International Opportunities Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$(10,145)	$(10,145)
Equity contracts	3,902	—	3,902

Total	$3,902	$(10,145)	$(6,243)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$5,423	$5,423
Equity contracts	40	—	40

Total	$40	$5,423	$5,463

138	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

International Value Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$(11,467)	$(11,467)
Equity contracts	8,568	—	8,568

Total	$8,568	$(11,467)	$(2,899)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$7,749	$7,749
Equity contracts	(235)	—	(235)

Total	$(235)	$7,749	$7,514

The Funds’ derivatives contracts held at October 31, 2013 are not accounted for as hedging instruments under GAAP.

F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign currency gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

G. Offering and Organizational Costs — Total offering costs of approximately $40,000 and $39,000 incurred in connection with the offering of shares of Global Research Enhanced Index Fund and International Unconstrained Equity Fund, respectively, are amortized on a straight line basis over 12 months from the date the Funds commenced operations. Costs paid in connection with the organization of the Funds, if any, were recorded as an expense at the time the Funds commenced operations and are included as part of Professional fees in the Statements of Operations. For the year ended October 31, 2013, total offering costs paid were (amounts in thousands):

Offering Costs
Global Research Enhanced Index Fund	$27
International Unconstrained Equity Fund	3

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a fund first learns of the dividend.

I. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of October 31, 2013, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	139

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. The Funds are subject to a tax imposed on short-term capital gains on securities of issuers domiciled in India. The Funds record an estimated deferred tax liability for these securities that have been held for less than one year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount, if any, is reported as Deferred India capital gains tax in the accompanying Statements of Assets and Liabilities. Short-term realized capital losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short-term realized capital gains.

India has recently enacted rules imposing a tax on indirect transfers of Indian shares, although additional guidance from the Indian tax authorities is awaited. At present, management does not believe that such tax will be applicable to the Funds. However, management’s conclusion, regarding this and other foreign tax matters, may be subject to future review based on changes in, or the interpretation of, the accounting standards and the tax laws and regulations.

L. Distributions to Shareholders — Distributions from net investment income if any, are generally declared and paid annually, except for Global Equity Income Fund, which are declared and paid monthly and for International Equity Fund, which are declared and paid quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital		Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Emerging Economies Fund	$—		$543	$(543)
Emerging Markets Equity Fund	—		(157)	157
Global Equity Income Fund	—	(a)	(135)	135
Global Research Enhanced Index Fund	—	(a)	720	(720)
International Equity Fund	—		369	(369)
International Equity Index Fund	—		1,642	(1,642)
International Opportunities Fund	—	(a)	(9,677)	9,677
International Unconstrained Equity Fund	—		— (a)	— (a)
International Value Fund	—		(11,230)	11,230
Intrepid International Fund	—		107	(107)

(a)	Amounts rounds to less than $1,000.

The reclassifications for the Funds relate primarily to foreign currency gains or losses and investments in passive foreign investment companies (“PFICs”).

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets.

The annual rate for each Fund is as follows:

Emerging Economies Fund	1.00%
Emerging Markets Equity Fund	1.00
Global Equity Income Fund	0.80
Global Research Enhanced Index Fund	0.20
International Equity Fund	0.80
International Equity Index Fund	0.55
International Opportunities Fund	0.60
International Unconstrained Equity Fund	0.80
International Value Fund	0.60
Intrepid International Fund	0.80	(a)

(a)	Prior to September 1, 2013, the investment advisory fee was 0.85%.

140	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2013, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Emerging Economies Fund	0.25%	n/a	0.75%	n/a
Emerging Markets Equity Fund	0.25	0.75%	0.75	n/a
Global Equity Income Fund	0.25	n/a	0.75	0.50%
Global Research Enhanced Index Fund	0.25	n/a	0.75	0.50
International Equity Fund	0.25	0.75	0.75	0.50
International Equity Index Fund	0.25	0.75	0.75	0.50
International Opportunities Fund	0.25	0.75	0.75	n/a
International Unconstrained Equity Fund	0.25	n/a	0.75	0.50
International Value Fund	0.25	0.75	0.75	0.50
Intrepid International Fund	0.25	n/a	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2013, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Emerging Economies Fund	$27	$—	(a)
Emerging Markets Equity Fund	100	9
Global Equity Income Fund	11	—	(a)
International Equity Fund	38	1
International Equity Index Fund	40	1
International Opportunities Fund	4	—	(a)
International Value Fund	174	—	(a)
Intrepid International Fund	1	—

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Emerging Economies Fund	0.25%	n/a	0.25%	n/a	0.05%	n/a	0.25%
Emerging Markets Equity Fund	0.25	0.25%	0.25	n/a	n/a	0.10%	0.25
Global Equity Income Fund	0.25	n/a	0.25	0.25%	0.05	n/a	0.25
Global Research Enhanced Index Fund	0.25	n/a	0.25	0.25	n/a	n/a	0.25
International Equity Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
International Equity Index Fund	0.25	0.25	0.25	0.25	n/a	n/a	0.25
International Opportunities Fund	0.25	0.25	0.25	n/a	n/a	0.10	0.25
International Unconstrained Equity Fund	0.25	n/a	0.25	0.25	0.05	n/a	0.25
International Value Fund	0.25	0.25	0.25	0.25	n/a	0.10	0.25
Intrepid International Fund	0.25	n/a	0.25	0.25	n/a	0.10	0.25

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	141

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The Funds earn interest on uninvested cash balances held by the custodian.

Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class B		Class C		Class R2		Class R5	Class R6	Institutional Class		Select Class
Emerging Economies Fund	1.60%		n/a		2.10%		n/a		1.15%	n/a	n/a		1.35%
Emerging Markets Equity Fund	1.70	*	2.20	*%	2.20	*	n/a		n/a	n/a	1.30	*%	1.45	*
Global Equity Income Fund	1.25		n/a		1.75		1.50%		0.80	n/a	n/a		1.00
Global Research Enhanced Index Fund	0.59		n/a		1.09		0.84		n/a	n/a	n/a		0.34
International Equity Fund	1.31		1.81		1.81		1.56		0.86	0.81	n/a		1.06
International Equity Index Fund	0.60	**	1.10	**	1.10	**	0.85	**	n/a	n/a	n/a		0.35	**
International Opportunities Fund	1.31		1.92		1.92		n/a		n/a	0.81	0.91		1.06
International Unconstrained Equity Fund	1.32		n/a		1.82		1.57		0.87	0.82	n/a		1.07
International Value Fund	1.35		1.85		1.85		1.60		n/a	0.85	0.95		1.10
Intrepid International Fund	1.40	***	n/a		1.90	***	1.65	***	n/a	n/a	0.90	***	1.15	***

*	Prior to September 1, 2013, the contractual expense limitations for Emerging Markets Equity Fund were 2.00%, 2.50%, 2.50%, 1.45% and 1.75% for Class A, Class B, Class C, Institutional Class and Select Class, respectively.

**	Prior to February 28, 2013, the contractual expense limitations for International Equity Index Fund were 1.07%, 1.80%, 1.80%, 1.32% and 0.82% for Class A, Class B, Class C, Class R2 and Select Class, respectively.

***	Prior to September 1, 2013, the contractual expense limitations for Intrepid International Fund were 1.50%, 2.00%, 1.75%, 1.00% and 1.25% for Class A, Class C, Class R2, Institutional Class and Select Class, respectively.

The expense limitation agreements were in effect for the year ended October 31, 2013. The contractual expense limitation percentages in the table above are in place until at least February 28, 2014. In addition, the Funds’ service providers have voluntarily waived fees during the year ended October 31, 2013. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the year ended October 31, 2013, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Emerging Economies Fund	$5	$491	$354	$850	$—
Emerging Markets Equity Fund	—	49	511	560	—
Global Equity Income Fund	310	58	34	402	—
Global Research Enhanced Index Fund	54	130	1,848	2,032	15
International Equity Fund	1,106	1,227	—	2,333	—
International Equity Index Fund	1,441	278	1,248	2,967	—
International Unconstrained Equity Fund	31	3	—	34	213
International Value Fund	—	136	—	136	—	(a)
Intrepid International Fund	37	268	407	712	—	(a)

	Voluntary Waivers
	Investment Advisory		Shareholder Servicing		Total
Emerging Economies Fund	$—	(a)	$—	(a)	$—	(a)
Emerging Markets Equity Fund	21		80		101

142	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

	Voluntary Waivers
	Investment Advisory		Shareholder Servicing	Total
International Equity Index Fund	$1		$—	$1
International Opportunities Fund	6		6	12
International Value Fund	—	(a)	58	58
Intrepid International Fund	—		1	1

(a)	Amount rounds to less than $1,000.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of these waivers resulting from investments in these money market funds for the year ended October 31, 2013 were as follows (amounts in thousands):

Emerging Economies Fund	$28
Emerging Markets Equity Fund	135
Global Equity Income Fund	4
Global Research Enhanced Index Fund	48
International Equity Fund	89
International Equity Index Fund	17
International Opportunities Fund	62
International Value Fund	131
Intrepid International Fund	19

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2013, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended October 31, 2013, the following Funds incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands):

Emerging Economies Fund	$—	(a)
Emerging Markets Equity Fund	16
Global Equity Income Fund	—	(a)
Global Research Enhanced Index Fund	—	(a)
International Equity Fund	—	(a)
International Opportunities Fund	3
International Value Fund	1
Intrepid International Fund	—	(a)

(a)	Amount rounds to less than $1,000.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	143

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

4. Investment Transactions

During the year ended October 31, 2013, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Emerging Economies Fund	$849,162	$296,166
Emerging Markets Equity Fund	1,928,950	942,824
Global Equity Income Fund	97,916	41,832
Global Research Enhanced Index Fund	1,917,151	270,804
International Equity Fund	712,263	106,416
International Equity Index Fund	258,919	378,477
International Opportunities Fund	757,099	379,256
International Unconstrained Equity Fund	2,488	2,439
International Value Fund	1,858,913	1,682,216
Intrepid International Fund	419,419	218,298

During the year ended October 31, 2013, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at October 31, 2013 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Economies Fund	$984,170	$77,260	$31,273	$45,987
Emerging Markets Equity Fund	2,926,232	570,865	63,884	506,981
Global Equity Income Fund	95,632	13,130	618	12,512
Global Research Enhanced Index Fund	1,738,346	169,177	13,287	155,890
International Equity Fund	1,589,525	423,809	12,959	410,850
International Equity Index Fund	376,946	220,709	6,464	214,245
International Opportunities Fund	1,187,694	253,438	13,778	239,660
International Unconstrained Equity Fund	3,417	872	43	829
International Value Fund	2,462,503	619,254	31,604	587,650
Intrepid International Fund	536,754	120,798	1,801	118,997

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of PFICs and wash sale loss deferrals.

The tax character of distributions paid during the year ended October 31, 2013 was as follows (amounts in thousands):

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Emerging Economies Fund	$6,432	$—	$6,432
Emerging Markets Equity Fund	13,244	—	13,244
Global Equity Income Fund	1,893	82	1,975
International Equity Fund	24,618	—	24,618
International Equity Index Fund	14,459	—	14,459
International Opportunities Fund	20,653	—	20,653
International Unconstrained Equity Fund	99	—	99
International Value Fund	59,721	—	59,721
Intrepid International Fund	6,451	—	6,451

The tax character of distributions paid during the year ended October 31, 2012 was as follows (amounts in thousands):

	Ordinary Income	Total Distributions Paid
Emerging Economies Fund	$4,871	$4,871
Emerging Markets Equity Fund	1,925	1,925
Global Equity Income Fund	945	945
International Equity Fund	17,653	17,653

144	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

	Ordinary Income	Total Distributions Paid
International Equity Index Fund	$16,355	$16,355
International Opportunities Fund	16,377	16,377
International Value Fund	72,105	72,105
Intrepid International Fund	3,643	3,643

At October 31, 2013, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Loss Carryover)	Unrealized Appreciation (Depreciation)
Emerging Economies Fund	$12,420	$(60,147)	$46,052
Emerging Markets Equity Fund	20,089	(95,944)	501,999
Global Equity Income Fund	—	877	12,497
Global Research Enhanced Index Fund	23,867	2,595	156,723
International Equity Fund	2,166	(29,440)	410,905
International Equity Index Fund	10,968	9,577	214,649
International Opportunities Fund	15,665	(62,738)	240,465
International Unconstrained Equity Fund	115	204	829
International Value Fund	60,196	(448,422)	589,055
Intrepid International Fund	9,268	(546,420)	119,021

For the Funds the cumulative timing differences primarily consist of mark to market of forward foreign currency contracts, mark to market of futures contracts, mark to market of PFICs and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011, are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2013, the Funds had post-enactment net capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Emerging Economies Fund	$21,522	$20,005
Emerging Markets Equity Fund	34,939	51,160
International Equity Fund	1,775	9,226
International Value Fund	16,490	7,146
Intrepid International Fund	1,733	—

At October 31, 2013, the Funds had pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains as follows (amounts in thousands):

	2016	2017	2018	2019	Total
Emerging Economies Fund	$—	$1,890	$—	$16,730	$18,620
Emerging Markets Equity Fund	—	9,845	—	—	9,845
International Equity Fund	—	7,942	7,185	3,312	18,439
International Opportunities Fund	13,180	39,131	441	9,986	62,738
International Value Fund	119,474	241,545	63,767	—	424,786
Intrepid International Fund	293,716	250,971	—	—	544,687

During the year ended October 31, 2013, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Pre-Enactment Capital Loss Carryforwards Utilized
Global Equity Income Fund	$142
International Equity Index Fund	54,145
International Opportunities Fund	5,544

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	145

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

	Post-Enactment Capital Loss Carryforwards Utilized
	Short-Term	Long-Term
Emerging Markets Equity Fund	$—	$8,437
Global Equity Income Fund	418	65
International Equity Index Fund	4,418	10,234
International Opportunities Fund	8,636	10,241
International Value Fund	58,851	70,457
Intrepid International Fund	9,765	758

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2013. Average borrowings from the Facility for, or at any time during, the year ended October 31, 2013, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Outstanding	Interest Paid
Emerging Markets Equity Fund	$49,591	8	$2
International Equity Index Fund	22,709	8	1
International Value Fund	24,536	1	—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Fund’s assets for each of the Emerging Markets Equity Fund, Global Equity Income Fund, Global Research Enhanced Index Fund, International Equity Index Fund and International Value Fund.

In addition, the J.P. Morgan Investor Funds and the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own, in the aggregate more than 10% of the net assets of certain of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Emerging Economies Fund	22.5%	57.6%
Emerging Markets Equity Fund	n/a	21.02
Global Research Enhanced Index Fund	16.3	n/a
International Equity Fund	10.3	47.5
International Equity Index Fund	57.7	n/a
International Opportunities Fund	n/a	66.5
Intrepid International Fund	n/a	79.4

Additionally, the Adviser owns a significant portion of the outstanding shares of Emerging Markets Equity Fund, Global Equity Income Fund and International Value Fund.

146	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

Global Equity Income Fund and International Value Fund have a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2013, a significant portion of each Funds’ net assets consisted of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

As of October 31, 2013, the Funds had the following country allocations representing greater than 10% of total investments.

	Brazil	China	France	Germany	India	Japan
Emerging Economies Fund	12.9%	17.4%	—	—	—	—
Emerging Markets Equity Fund	10.7	—	—	—	15.9%	—
Global Equity Income Fund	—	—	10.2%	—	—	—
International Equity Fund	—	—	12.0	—	—	16.9%
International Equity Index Fund	—	—	—	12.9%	—	20.1
International Opportunities Fund	—	—	11.3	11.9	—	19.2
International Unconstrained Equity Fund	—	—	11.9	10.4	—	11.3
International Value Fund	—	—	15.5	11.4	—	21.2
Intrepid International Fund	—	—	10.4	—	—	19.5

	South Africa	South Korea	Switzerland	United Kingdom	United States	Taiwan
Emerging Economies Fund	—	15.2%	—	—	—	11.7%
Emerging Markets Equity Fund	14.8%	—	—	—	—	—
Global Equity Income Fund	—	—	—	10.7%	31.9%	—
Global Research Enhanced Index Fund	—	—	—	—	50.9	—
International Equity Fund	—	—	14.0%	23.1	—	—
International Opportunities Fund	—	—	—	21.1	—	—
International Unconstrained Equity Fund	—	—	10.8	26.6	—	—
International Value Fund	—	—	—	16.7	—	—
Intrepid International Fund	—	—	12.1	19.4	—	—

8. Transfers-In-Kind

On January 11, 2013, certain shareholders of International Equity Fund purchased shares and International Equity Fund received portfolio securities primarily by means of a subscription in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below (amounts in thousands):

Market Value	Type
$47,211	Subscription-in-kind

9. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, “Balance Sheet: Disclosures about Offsetting Assets and Liabilities”. In January 2013, the FASB issued ASU 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”, which updated ASU 2011-11. The ASU creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives, repurchase agreements and securities lending transactions that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. This ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the Funds’ (excluding the Global Research Enhanced Index Fund, which was effective upon inception date) financial statement disclosures.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	147

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Emerging Economies Fund, JPMorgan Emerging Markets Equity Fund, JPMorgan Global Equity Income Fund, JPMorgan Global Research Enhanced Index Fund, JPMorgan International Equity Fund, JPMorgan International Equity Index Fund, JPMorgan International Opportunities Fund, JPMorgan International Unconstrained Equity Fund, JPMorgan International Value Fund and JPMorgan Intrepid International Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Emerging Economies Fund, JPMorgan Emerging Markets Equity Fund, JPMorgan Global Equity Income Fund, JPMorgan International Equity Fund, JPMorgan International Opportunities Fund, JPMorgan International Value Fund and JPMorgan Intrepid International Fund (each a separate Fund of JPMorgan Trust I), and JPMorgan International Equity Index Fund (a separate Fund of JPMorgan Trust II) at October 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, the financial position of JPMorgan International Unconstrained Equity Fund (a separate fund of JPMorgan Trust I) at October 31, 2013, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period November 30, 2011 (commencement of operations) through October 31, 2012, and the financial position of JPMorgan Global Research Enhanced Index Fund (a separate fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) at October 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for the period February 28, 2013 (commencement of operations) through October 31, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2013

148	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	171	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (effective 7/1/13); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	171	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present); Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	171	None

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	171	Director, Center for Communication, Hearing and Deafness (1990-present).

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	171	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-present).

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	171	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	171	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	171	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	171	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	149

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	171	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	171	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	171	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trusts since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	171	Trustee, The Victory Portfolios (2000-2008).

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of the Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (171 funds), including JPMorgan Mutual Fund Group which liquidated effective November 29, 2012 and is in the process of winding up its affairs.

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment adviser, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with subadvisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

150	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**

Chief Operating Officer and Director, J.P. Morgan Investment Management. Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	151

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2013, and continued to hold your shares at the end of the reporting period, October 31, 2013.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2013	Ending October 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Emerging Economies Fund
Class A
Actual	$1,000.00	$987.70	$8.02	1.60%
Hypothetical	1,000.00	1,017.14	8.13	1.60
Class C
Actual	1,000.00	986.10	10.51	2.10
Hypothetical	1,000.00	1,014.62	10.66	2.10
Class R5
Actual	1,000.00	989.90	5.77	1.15
Hypothetical	1,000.00	1,019.41	5.85	1.15
Select Class
Actual	1,000.00	989.10	6.77	1.35
Hypothetical	1,000.00	1,018.40	6.87	1.35

Emerging Markets Equity Fund
Class A
Actual	1,000.00	979.60	8.68	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class B
Actual	1,000.00	977.10	11.11	2.23
Hypothetical	1,000.00	1,013.96	11.32	2.23
Class C
Actual	1,000.00	976.90	11.16	2.24
Hypothetical	1,000.00	1,013.91	11.37	2.24
Institutional Class
Actual	1,000.00	981.00	6.69	1.34
Hypothetical	1,000.00	1,018.45	6.82	1.34
Select Class
Actual	1,000.00	980.40	7.44	1.49
Hypothetical	1,000.00	1,017.69	7.58	1.49

152	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

	Beginning Account Value, May 1, 2013	Ending October 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Global Equity Income Fund
Class A
Actual	$1,000.00	$1,064.40	$6.45	1.24%
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class C
Actual	1,000.00	1,061.40	9.04	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class R2
Actual	1,000.00	1,062.90	7.75	1.49
Hypothetical	1,000.00	1,017.69	7.58	1.49
Class R5
Actual	1,000.00	1,066.40	4.11	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79
Select Class
Actual	1,000.00	1,066.10	5.16	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99

Global Research Enhanced Index Fund
Class A
Actual	1,000.00	1,097.50	3.07	0.58
Hypothetical	1,000.00	1,022.28	2.96	0.58
Class C
Actual	1,000.00	1,095.80	5.71	1.08
Hypothetical	1,000.00	1,019.76	5.50	1.08
Class R2
Actual	1,000.00	1,096.30	4.39	0.83
Hypothetical	1,000.00	1,021.02	4.23	0.83
Select Class
Actual	1,000.00	1,100.10	1.75	0.33
Hypothetical	1,000.00	1,023.54	1.68	0.33

International Equity Fund
Class A
Actual	1,000.00	1,076.20	6.80	1.30
Hypothetical	1,000.00	1,018.65	6.61	1.30
Class B
Actual	1,000.00	1,073.80	9.41	1.80
Hypothetical	1,000.00	1,016.13	9.15	1.80
Class C
Actual	1,000.00	1,073.50	9.41	1.80
Hypothetical	1,000.00	1,016.13	9.15	1.80
Class R2
Actual	1,000.00	1,074.90	8.11	1.55
Hypothetical	1,000.00	1,017.39	7.88	1.55
Class R5
Actual	1,000.00	1,078.90	4.45	0.85
Hypothetical	1,000.00	1,020.92	4.33	0.85
Class R6
Actual	1,000.00	1,079.10	4.19	0.80
Hypothetical	1,000.00	1,021.17	4.08	0.80
Select Class
Actual	1,000.00	1,078.00	5.50	1.05
Hypothetical	1,000.00	1,019.91	5.35	1.05

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	153

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, May 1, 2013	Ending October 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
International Equity Index Fund
Class A
Actual	$1,000.00	$1,092.80	$3.17	0.60%
Hypothetical	1,000.00	1,022.18	3.06	0.60
Class B
Actual	1,000.00	1,090.30	5.80	1.10
Hypothetical	1,000.00	1,019.66	5.60	1.10
Class C
Actual	1,000.00	1,090.40	5.80	1.10
Hypothetical	1,000.00	1,019.66	5.60	1.10
Class R2
Actual	1,000.00	1,091.90	4.48	0.85
Hypothetical	1,000.00	1,020.92	4.33	0.85
Select Class
Actual	1,000.00	1,094.30	1.85	0.35
Hypothetical	1,000.00	1,023.44	1.79	0.35

International Opportunities Fund
Class A
Actual	1,000.00	1,091.60	6.59	1.25
Hypothetical	1,000.00	1,018.90	6.36	1.25
Class B
Actual	1,000.00	1,088.30	9.00	1.71
Hypothetical	1,000.00	1,016.59	8.69	1.71
Class C
Actual	1,000.00	1,088.50	9.16	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class R6
Actual	1,000.00	1,094.20	3.96	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Institutional Class
Actual	1,000.00	1,093.40	4.49	0.85
Hypothetical	1,000.00	1,020.92	4.33	0.85
Select Class
Actual	1,000.00	1,092.30	5.22	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99

International Unconstrained Equity Fund
Class A
Actual	1,000.00	1,105.20	7.00	1.32
Hypothetical	1,000.00	1,018.55	6.72	1.32
Class C
Actual	1,000.00	1,102.30	9.64	1.82
Hypothetical	1,000.00	1,016.03	9.25	1.82
Class R2
Actual	1,000.00	1,103.80	8.33	1.57
Hypothetical	1,000.00	1,017.29	7.98	1.57
Class R5
Actual	1,000.00	1,107.60	4.62	0.87
Hypothetical	1,000.00	1,020.82	4.43	0.87
Class R6
Actual	1,000.00	1,107.50	4.36	0.82
Hypothetical	1,000.00	1,021.07	4.18	0.82
Select Class
Actual	1,000.00	1,106.10	5.68	1.07
Hypothetical	1,000.00	1,019.81	5.45	1.07

154	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

	Beginning Account Value, May 1, 2013	Ending October 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
International Value Fund
Class A
Actual	$1,000.00	$1,086.00	$6.99	1.33%
Hypothetical	1,000.00	1,018.50	6.77	1.33
Class B
Actual	1,000.00	1,083.90	9.51	1.81
Hypothetical	1,000.00	1,016.08	9.20	1.81
Class C
Actual	1,000.00	1,083.80	9.61	1.83
Hypothetical	1,000.00	1,015.98	9.30	1.83
Class R2
Actual	1,000.00	1,085.20	8.36	1.59
Hypothetical	1,000.00	1,017.19	8.08	1.59
Class R6
Actual	1,000.00	1,089.00	4.42	0.84
Hypothetical	1,000.00	1,020.97	4.28	0.84
Institutional Class
Actual	1,000.00	1,089.00	4.95	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Select Class
Actual	1,000.00	1,088.10	5.68	1.08
Hypothetical	1,000.00	1,019.76	5.50	1.08

Intrepid International Fund
Class A
Actual	1,000.00	1,093.40	7.65	1.45
Hypothetical	1,000.00	1,017.90	7.38	1.45
Class C
Actual	1,000.00	1,090.90	10.33	1.96
Hypothetical	1,000.00	1,015.32	9.96	1.96
Class R2
Actual	1,000.00	1,092.50	9.02	1.71
Hypothetical	1,000.00	1,016.59	8.69	1.71
Institutional Class
Actual	1,000.00	1,096.50	5.07	0.96
Hypothetical	1,000.00	1,020.37	4.89	0.96
Select Class
Actual	1,000.00	1,095.00	6.39	1.21
Hypothetical	1,000.00	1,019.11	6.16	1.21

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	155

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2013, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 20, 2013.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Adviser on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to certain J.P. Morgan Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of certain J.P. Morgan Funds with greater than two years of performance history in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Adviser and with counsels to the Trusts and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trusts and independent Trustees at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement

156	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services. The Board also reviewed the adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the adviser.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The

Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Funds benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior Officer/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the International Equity Fund and International Equity Index Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the Senior Officer’s report in determining whether to continue the Advisory Agreements.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Emerging Economies Fund, Emerging Markets Equity Fund, Global Equity Income Fund, Global Research Enhanced Index Fund, International Opportunities Fund, International Value Fund and Intrepid International Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	157

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

“Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the independent consultant and also considered the special analysis prepared by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Emerging Economies Fund’s performance was in the third and first quintiles for both Class A and Select Class shares for the one- and three-year periods ended December 31, 2012, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Emerging Markets Equity Fund’s performance was in the third, third and second quintiles for Class A shares and in the third, third and second quintiles for Select Class shares for the one-, three- and five-year periods ended December 31, 2012, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the performance of the Global Equity Income Fund was in the second quintile for both Class A and Select Class shares for the one-year period ending December 31, 2012, and the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted the performance of the Global Research Enhanced Index Fund since its inception on February 28, 2013 as compared with that of its benchmark index. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the International Equity Fund’s performance was in the first quintile for both Class A and Select Class shares for each of the one-, three- and five-year periods ended December 31, 2012, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the International Equity Index Fund’s performance was in the second, fifth and fifth quintiles for both Class A and Select Class shares for the one-, three- and five-year periods ended December 31, 2012, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the equity committee at each of their regular meetings over the course of the next year.

The Trustees noted that the International Opportunities Fund’s performance was in the second quintile for both Class A and Select Class shares for the one-, three- and five-year periods ended December 31, 2012, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the performance of the International Unconstrained Equity Fund since its inception on November 30, 2011 as compared with that of its benchmark index. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the International Value Fund’s performance was in the third, second and second quintiles for Class A and in the second, first and second quintiles for Select Class shares for the one-, three- and five- year periods ended December 31, 2012, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Intrepid International Fund’s performance was in the second, third and fourth quintiles for Class A shares and in the second, second, and fourth quintiles for Select Class shares for the one-, three- and five- year periods ended December 31, 2012, respectively, and that the

158	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Emerging Economies Fund’s net advisory fee for both Class A and Select Class shares was in the third quintile, and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Emerging Markets Equity Fund’s net advisory fee for Class A and Select Class shares was in the third and fourth quintiles, respectively, and that the actual total expenses for both Class A and Select Class shares were in the fourth quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Global Equity Income Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile and that the actual total expenses for both Class A and Select Class shares were in the second quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Global Research Enhanced Index Fund’s estimated net advisory fees and total expenses, which were considered on a class-by-class basis, were in line with identified peer funds. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the International Equity Fund’s net advisory fee for Class A and Select Class shares was in the second and third quintiles, respectively, and that actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the International Equity Index Fund’s net advisory fee for both Class A and Select Class shares was in the fifth quintile, and that the actual total expenses for Class A and Select Class shares were in the second and fourth quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the International Opportunities Fund’s net advisory fee for Class A and Select Class shares was in the second and third quintiles, respectively, and that the actual total expenses for both Class A and Select Class shares were in the second and third quintiles of their Universe Group, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the International Unconstrained Equity Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for both Class A and Select Class shares were in the third quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the International Value Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile, and that the actual total expenses for Class A and Select Class shares were in the first and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Intrepid International Fund’s net advisory fee for Class A and Select Class shares was in the third and fourth quintiles, respectively, and that the actual total expenses for both Class A and Select Class shares were in the fourth and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	159

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2013. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2013. The information necessary to complete your income tax returns for the calendar year ending December 31, 2013 will be received under separate cover.

Dividend Received Deductions (DRD)

Each Fund hereby designates the following percentage or the maximum allowable percentage as ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended October 31, 2013:

Dividend Received Deduction
Global Equity Income Fund	36.9%

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2013, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%. Each Fund hereby designates the following amount or maximum allowable amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Emerging Economies Fund	$6,432
Emerging Markets Equity Fund	13,244
Global Equity Income Fund	1,893
International Equity Fund	24,618
International Equity Index Fund	14,459
International Opportunities Fund	20,653
International Unconstrained Equity Fund	99
International Value Fund	59,721
Intrepid International Fund	6,451

Long Term Capital Gain Designation — 20%

Each Fund hereby designates the following amount or maximum allowable amount as long-term capital gain distributions for the purposes of the dividend paid deduction on its respective tax return for the fiscal year ended October 31, 2013 (amounts in thousands):

Long-Term Capital Gain Distribution
Global Equity Income Fund	$82
Global Research Enhanced Index Fund	2,596

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2013, the Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Gross income and foreign tax expenses are as follows or amounts as finally determined (amounts in thousands):

	Gross Income	Foreign Tax Pass Through
Emerging Economies Fund	$21,102	$1,932
Emerging Markets Equity Fund	64,344	4,655
Global Equity Income Fund	2,074	180
International Equity Fund	35,264	2,749
International Equity Index Fund	13,696	1,367
International Opportunities Fund	32,713	2,021
International Unconstrained Equity Fund	86	8
International Value Fund	80,574	5,866
Intrepid International Fund	13,163	1,054

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December, 2013. These shareholders will receive more detailed information along with their 2013 Form 1099-DIV.

160	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡ Social Security number and account balances

¡ transaction history and account transactions

¡ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡ open an account or provide contact information

¡ give us your account information or pay us by check

¡ make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡ sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡ affiliates from using your information to market to you

¡ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2013. All rights reserved. October 2013.	AN-INTEQ-1013

Annual Report

J.P. Morgan Tax Aware Funds

October 31, 2013

JPMorgan Tax Aware Equity Fund

JPMorgan Tax Aware Real Return Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

DECEMBER 4, 2013 (Unaudited)

Dear Shareholder:

Despite periods of heightened volatility, developed market equities, in aggregate, posted outstanding returns for the twelve months ended October 31, 2013. For much of the period, stocks were supported by solid corporate earnings and robust demand from investors looking to generate higher returns in the low interest rate environment. While it signaled a potential policy shift, the U.S. Federal Reserve (“Fed”) continued to pursue its highly accommodative policies in an attempt to lower unemployment and spur the economy. Many central banks overseas also maintained accommodative monetary policies aimed at stimulating their economies. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. Elsewhere, the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012.

“As the market’s periodic gyrations have demonstrated, it is critically important to maintain a long-term focus for your investment portfolio.”

Positive investor sentiment was interrupted several times during the reporting period, triggered by a number of factors including uncertainties regarding the U.S. “fiscal cliff” and sequestration, geopolitical issues, the Fed’s plans to begin “tapering” its asset purchase program, the partial federal government shutdown and the raising of the debt ceiling. Yet, market declines proved to be only temporary setbacks. All told, U.S. stocks rose sharply and achieved record highs on a number of occasions during the twelve months ended October 31, 2013. Overseas, developed international stocks also rallied sharply, while emerging market equities generated less robust returns given concerns regarding China’s economy and rising U.S. interest rates.

U.S. Treasury Yields Rise Sharply

Talk of Fed tapering negatively impacted the fixed income markets. U.S. Treasury security yields continued to be low from a historical perspective, but ended the period sharply higher than when the reporting period began. Still, U.S. Treasury yields fell from their reporting period peak in early September

2013 as the Fed chose to delay tapering its asset purchases. The yield for 10-year U.S. Treasury securities ended October 31, 2013 at 2.57%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.31% and 3.63%, respectively. Amid the rising interest rate environment, the overall U.S. fixed income market generated a negative return for the reporting period. High yield bonds (also known as “junk bonds”), in contrast, posted a solid gain, whereas emerging market debt securities declined.

Maintaining a Long-Term Perspective

While the global economy is far from robust, it is still on a growth path. Despite some recent mixed data, the expansion in the U.S. appears to be sustainable. In addition, Europe has finally emerged from its lengthy recession. Elsewhere, pro-growth initiatives in Japan have thus far yielded positive results. While growth in China has moderated, there have been some encouraging signs of late that its economy can avoid a “hard landing.”

We are encouraged by the stock market’s resiliency despite periods of elevated volatility. In addition, equity market correlations appear to be moderating, which could create a more favorable environment for active managers. Also, given the overall weakness in the bond market, valuations in a number of fixed income sectors have become more attractive.

As the market’s periodic gyrations have demonstrated, it is critically important to maintain a long-term focus for your investment portfolio. Furthermore, having a well- diversified investment portfolio that is allocated among a number of asset classes can potentially lessen the impact of market declines.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

OCTOBER 31, 2013	J.P. MORGAN TAX AWARE FUNDS	1

JPMorgan Tax Aware Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	29.13%
S&P 500 Index	27.18%

Net Assets as of 10/31/2013 (In Thousands)	$1,106,022

INVESTMENT OBJECTIVE**

The goal of the JPMorgan Tax Aware Equity Fund (the “Fund”) is to provide high after-tax total return from a portfolio of selected equity securities.

HOW DID THE MARKET PERFORM?

The global financial markets experienced periods of volatility during the reporting period. This volatility was triggered by a number of factors, including mixed economic data, geopolitical issues, expectations for future central bank monetary policies and, in the U.S., the impact of the fiscal cliff, sequestration and partial government shutdown. The U.S. equity market was resilient during the reporting period, with the S&P 500 Index (the “Benchmark”) finishing the reporting period with a 27.18% gain.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the Benchmark for the twelve months ended October 31, 2013. Stock selection in the energy, pharmaceutical/medical technology and utilities sectors contributed to the Fund’s relative performance during the reporting period. Stock selection in the systems and network hardware, health services and systems and retail sectors detracted from relative performance.

Among individual stocks, the Fund’s overweight positions in Cheniere Energy, Inc. and Celgene Corp. contributed to performance relative to the Benchmark. Cheniere Energy, Inc., a liquefied natural gas-related company, benefited as natural gas prices rose during the reporting period. Shares of Celgene Corp., an American biotechnology company that manufactures drug therapies for cancer and inflammatory disorders, rose as the company reported expanding profit margins for its product line. Also contributing to relative performance was the Fund’s underweight position in International Business Machines Corp. The company’s shares fell amid concerns over future revenue growth.

Individual detractors from relative performance included the Fund’s overweight positions in Walter Energy, Inc. and Yum! Brands, Inc., along with an underweight position in Hewlett-Packard Company. Walter Energy, Inc. is a producer and exporter of metallurgical coal. Its shares declined due to pricing pressure in the coal sector. Shares of restaurant operator Yum! Brands, Inc. declined on concerns that an investigation into poultry supply management in the company’s Chinese office would hurt earnings. The slowdown in China’s economy also negatively impacted the stock. The Fund’s underweight position in Hewlett-Packard Company, a provider of computer hardware and software products, also detracted from performance. Its shares rose sharply during the reporting period, as the company continued to restructure, cut costs and return cash to shareholders.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies in an attempt to determine their underlying value and potential for future earnings growth.

2	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2013

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Johnson & Johnson	3.5%
2.	Microsoft Corp.	3.1
3.	Apple, Inc.	2.9
4.	United Technologies Corp.	2.6
5.	Wells Fargo & Co.	2.4
6.	Google, Inc., Class A	2.3
7.	Time Warner, Inc.	2.2
8.	Comcast Corp., Class A	1.9
9.	Bristol-Myers Squibb Co.	1.9
10.	Bank of America Corp.	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	19.4%
Consumer Discretionary	16.6
Financials	14.9
Health Care	13.7
Industrials	11.3
Energy	10.5
Consumer Staples	7.3
Materials	3.3
Utilities	2.0
Telecommunication Services	0.9
Short-Term Investment	0.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2013. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2013	J.P. MORGAN TAX AWARE FUNDS	3

JPMorgan Tax Aware Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2013
		1 YEAR			5 YEAR			10 YEAR
	Inception Date of Class	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
CLASS A SHARES	3/22/11
Without Sales Charge		28.65%	28.32%	16.56%	15.22%	14.98%	12.30%	7.38%	7.15%	6.01%
With Sales Charge*		21.87	21.56	12.70	13.98	13.74	11.25	6.80	6.57	5.52
CLASS C SHARES	3/22/11
Without CDSC		28.03	27.83	16.11	14.93	14.72	12.05	7.24	7.03	5.90
With CDSC**		27.03	26.83	15.55	14.93	14.72	12.05	7.24	7.03	5.90
INSTITUTIONAL CLASS SHARES	1/30/97	29.13	28.70	16.90	15.47	15.19	12.51	7.50	7.25	6.11
SELECT CLASS SHARES	3/22/11	28.96	28.57	16.77	15.37	15.10	12.42	7.45	7.21	6.07

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR FUND PERFORMANCE (10/31/03 to 10/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C and Select Class Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns of Class A, Class C and Select Class Shares would have been lower than those shown because Class A, Class C and Select Class Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Tax Aware Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from October 31, 2003 to October 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the

Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

The Tax Aware strategy seeks to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, with the exception of returns noted above as after taxes.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2013

JPMorgan Tax Aware Real Return Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-2.11%
Barclays Competitive Intermediate Municipal (1-17 Year)
Maturities Index	-0.41%
Composite Benchmark**	-3.17%

Net Assets as of 10/31/2013 (In Thousands)	$2,844,681

INVESTMENT OBJECTIVE***

The JPMorgan Tax Aware Real Return Fund (the “Fund”) seeks to maximize after-tax inflation protected return.

INVESTMENT APPROACH

The Fund uses zero-coupon inflation-swaps (“inflation swaps”) in combination with tax-exempt municipal bonds to create a synthetic portfolio of inflation protected securities. The Fund is designed to protect the total return generated by its tax-exempt fixed income holdings from inflation risk. The inflation swaps used by the Fund are based on cumulative percentage movements in the Consumer Price Index for All Urban Consumers (“CPI-U”). The inflation swaps are structured so that one counterparty agrees to pay the cumulative percentage change in the CPI-U over the duration of the swap. The other counterparty (the Fund) pays a compounded fixed rate (zero coupon inflation-swap rate), which is based on the “breakeven inflation rate,” calculated as the yield difference between a nominal U.S. Treasury security and a U.S. Treasury Inflation Protected Security (TIPS) of equal maturity.

The Fund’s portfolio managers aim to protect the portfolio from inflation risk across maturities. Therefore, the yield curve positioning of the underlying bonds is used as the general basis for the Fund’s inflation swap positioning. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time. The Fund’s portfolio managers believe that matching the duration (a measure of the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates) of the inflation protection to the duration of the underlying bonds is the most effective and efficient way to protect the portfolio from both actual realized inflation as well as the loss of value that results from an increase in inflation expectations. However, the inflation protection is actively managed, and the Fund’s portfolio managers may elect to deviate from the curve positioning of the underlying bonds as a result of opportunities that result from macroeconomic or technical factors.

HOW DID THE MARKET PERFORM?

The U.S. economy continued to grow during the reporting period, but the pace of the expansion was far from robust. While there were indications of a policy shift from the U.S. Federal Reserve (the “Fed”), it remained highly accommodative throughout the reporting period. The Fed surprised the market by delaying the tapering of its asset purchase program at its meeting in September 2013. Turning to the municipal bond market, there were periods of volatility given talk of Fed tapering, rising Treasury yields and weak demand during the second half of the reporting period. In addition, investor sentiment was negatively impacted by Detroit’s bankruptcy filing and other high profile credit events. Among municipal bond securities, higher quality issuances outperformed their lower quality counterparts. The Barclays Competitive Intermediate Municipal (1-17 Year) Maturities Index (the “Municipal Securities Benchmark”) returned -0.41% for the twelve months ended October 31, 2013.

Inflation, as measured by the CPI-U, was muted and declined during the twelve months ended October 31, 2013. Inflation swaps with 2-, 5-, 10-, 20- and 30-year maturities all declined during the reporting period.

HOW DID THE FUND PERFORM?

The Fund (Select Class Shares) posted a negative absolute return and underperformed the Municipal Securities Benchmark for the twelve months ended October 31, 2013. The Fund’s underperformance was driven by the Fund’s use of inflation swaps, which generated a negative total return. In contrast, the Fund’s preference for higher quality issuances was beneficial for its relative performance. However, the Fund’s inflation swaps contributed to relative performance versus the Composite Benchmark, as a result of the Fund’s underweight to inflation protection relative to the swap component of the Composite Benchmark. Additionally, the Fund’s yield curve positioning added to relative performance versus the Composite Benchmark as longer dated inflation swaps, of which the Fund was underweight overall, underperformed. On the downside, the Fund did hold certain longer dated inflation swaps, which were a drag on performance. In addition, the Fund’s overweight to longer duration water/sewer and special tax municipal securities detracted from performance relative to the Composite Benchmark.

HOW WAS THE FUND POSITIONED?

Among the Fund’s tax-exempt fixed income investments, the Fund employed a bottom-up, security selection-based investment approach and sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk. The Fund maintained its quality bias, as the Fund’s portfolio managers preferred higher-quality issuances. The Fund’s portfolio managers also maintained an inflation-overlay hedging strategy, using zero-coupon inflation-linked swaps to purchase protection against inflation along the yield curve.

OCTOBER 31, 2013	J.P. MORGAN TAX AWARE FUNDS	5

JPMorgan Tax Aware Real Return Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited) (continued)

PORTFOLIO COMPOSITION****
Municipal Bonds	93.6%
Short-Term Investment	6.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The Fund’s Composite Benchmark is determined by adding the return of the Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Barclays Inflation Swap 5 Year Zero Coupon Index.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of October 31, 2013. The Fund’s portfolio composition is subject to change.

6	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2013

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2013
		1 YEAR			5 YEAR			SINCE INCEPTION
	Inception Date of Class	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
CLASS A SHARES	8/31/05
Without Sales Charge		(2.22)%	(2.33)%	(0.46)%	4.55%	4.53%	4.10%	2.74%	2.73%	2.71%
With Sales Charge*		(5.89)	(6.00)	(2.57)	3.77	3.74	3.47	2.26	2.25	2.32
CLASS C SHARES	8/31/05
Without CDSC		(2.85)	(2.92)	(1.05)	3.89	3.87	3.43	2.11	2.10	2.09
With CDSC**		(3.85)	(3.92)	(1.61)	3.89	3.87	3.43	2.11	2.10	2.09
CLASS R6 SHARES	8/16/13	(1.94)	(2.06)	(0.20)	4.84	4.81	4.38	3.05	3.04	3.01
INSTITUTIONAL CLASS SHARES	8/31/05	(1.97)	(2.09)	(0.22)	4.83	4.80	4.37	3.05	3.03	3.01
SELECT CLASS SHARES	8/31/05	(2.11)	(2.22)	(0.35)	4.67	4.64	4.21	2.89	2.87	2.85

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (8/31/05 TO 10/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 31, 2005.

Returns for Class R6 Shares prior to its inception date were based on the performance of Institutional Class Shares. The actual returns of Class R6 Shares would have been different than those shown because Institutional Class Shares have different expenses than Class R6 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Tax Aware Real Return Fund, the Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index, the Tax Aware Real Return Composite Benchmark and the Lipper Intermediate Municipal Debt Funds Index from August 31, 2005 to October 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Tax Aware Real Return Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund.

The Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Tax Aware Real Return Composite Benchmark is determined by adding the Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Barclays Inflation Swap 5 Year Zero Coupon Index. The Lipper Intermediate Municipal Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a minimum investment of $1,000,000. For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

The Tax Aware strategy seeks to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, with the exception of returns noted above as after taxes.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2013	J.P. MORGAN TAX AWARE FUNDS	7

JPMorgan Tax Aware Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 101.2%
	Consumer Discretionary — 16.8%
	Auto Components — 1.0%
234	Johnson Controls, Inc.	10,799

	Automobiles — 1.7%
515	General Motors Co. (a)	19,036

	Hotels, Restaurants & Leisure — 1.0%
166	Yum! Brands, Inc.	11,248

	Household Durables — 0.2%
53	Toll Brothers, Inc. (a)	1,740

	Internet & Catalog Retail — 1.7%
29	Amazon.com, Inc. (a)	10,585
7	priceline.com, Inc. (a)	7,795

		18,380

	Media — 6.9%
141	CBS Corp. (Non-Voting), Class B	8,354
451	Comcast Corp., Class A	21,451
132	DISH Network Corp., Class A	6,364
44	Time Warner Cable, Inc.	5,346
357	Time Warner, Inc.	24,545
149	Walt Disney Co. (The)	10,215

		76,275

	Multiline Retail — 0.4%
72	Target Corp.	4,678

	Specialty Retail — 3.7%
17	AutoZone, Inc. (a)	7,556
190	Home Depot, Inc. (The)	14,782
380	Lowe’s Cos., Inc.	18,933

		41,271

	Textiles, Apparel & Luxury Goods — 0.2%
31	Lululemon Athletica, Inc., (Canada) (a)	2,166

	Total Consumer Discretionary	185,593

	Consumer Staples — 7.4%
	Beverages — 1.2%
66	Molson Coors Brewing Co., Class B	3,544
121	PepsiCo, Inc.	10,168

		13,712

	Food & Staples Retailing — 1.0%
35	Costco Wholesale Corp.	4,123
106	CVS Caremark Corp.	6,594

		10,717

	Food Products — 2.5%
170	Archer-Daniels-Midland Co.	6,946

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — Continued
157	General Mills, Inc.	7,933
394	Mondelez International, Inc., Class A	13,266

		28,145

	Household Products — 1.4%
192	Procter & Gamble Co. (The)	15,495

	Tobacco — 1.3%
158	Philip Morris International, Inc.	14,114

	Total Consumer Staples	82,183

	Energy — 10.7%
	Energy Equipment & Services — 2.6%
32	Baker Hughes, Inc.	1,886
51	Cameron International Corp. (a)	2,792
78	Ensco plc, (United Kingdom), Class A	4,511
207	Schlumberger Ltd.	19,357

		28,546

	Oil, Gas & Consumable Fuels — 8.1%
121	Anadarko Petroleum Corp.	11,548
97	Apache Corp.	8,637
164	Cheniere Energy, Inc. (a)	6,543
44	EOG Resources, Inc.	7,884
126	Exxon Mobil Corp.	11,285
116	Marathon Oil Corp.	4,101
194	Occidental Petroleum Corp.	18,610
152	Phillips 66	9,809
65	QEP Resources, Inc.	2,139
243	Williams Cos., Inc. (The)	8,662

		89,218

	Total Energy	117,764

	Financials — 15.1%
	Capital Markets — 2.8%
162	Invesco Ltd.	5,477
447	Morgan Stanley	12,850
133	State Street Corp.	9,316
128	TD Ameritrade Holding Corp.	3,492

		31,135

	Commercial Banks — 2.6%
636	Wells Fargo & Co.	27,171
74	Zions Bancorporation	2,094

		29,265

	Consumer Finance — 0.8%
127	Capital One Financial Corp.	8,694

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Diversified Financial Services — 4.6%
1,459	Bank of America Corp.	20,371
406	Citigroup, Inc.	19,807
56	IntercontinentalExchange, Inc. (a)	10,852

		51,030

	Insurance — 4.3%
164	ACE Ltd., (Switzerland)	15,654
204	Hartford Financial Services Group, Inc.	6,883
151	Marsh & McLennan Cos., Inc.	6,896
371	MetLife, Inc.	17,540

		46,973

	Total Financials	167,097

	Health Care — 13.9%
	Biotechnology — 3.6%
48	Alexion Pharmaceuticals, Inc. (a)	5,869
59	Biogen Idec, Inc. (a)	14,400
84	Celgene Corp. (a)	12,478
100	Vertex Pharmaceuticals, Inc. (a)	7,132

		39,879

	Health Care Equipment & Supplies — 0.2%
29	Stryker Corp.	2,157

	Health Care Providers & Services — 3.0%
75	DaVita HealthCare Partners, Inc. (a)	4,221
93	Humana, Inc.	8,612
23	McKesson Corp.	3,531
241	UnitedHealth Group, Inc.	16,480

		32,844

	Health Care Technology — 0.3%
64	Cerner Corp. (a)	3,568

	Life Sciences Tools & Services — 0.6%
28	Mettler-Toledo International, Inc. (a)	7,000

	Pharmaceuticals — 6.2%
16	Allergan, Inc.	1,429
408	Bristol-Myers Squibb Co.	21,422
418	Johnson & Johnson	38,757
157	Merck & Co., Inc.	7,063

		68,671

	Total Health Care	154,119

	Industrials — 11.4%
	Aerospace & Defense — 4.4%
231	Honeywell International, Inc.	20,028
273	United Technologies Corp.	29,009

		49,037

SHARES	SECURITY DESCRIPTION	VALUE($)

	Airlines — 0.4%
65	Delta Air Lines, Inc.	1,722
65	United Continental Holdings, Inc. (a)	2,192

		3,914

	Building Products — 0.8%
394	Masco Corp.	8,315

	Construction & Engineering — 1.6%
246	Fluor Corp.	18,265

	Electrical Equipment — 1.0%
157	Emerson Electric Co.	10,524

	Machinery — 2.2%
17	Flowserve Corp.	1,160
245	PACCAR, Inc.	13,607
85	Pentair Ltd., (Switzerland)	5,672
51	WABCO Holdings, Inc. (a)	4,360

		24,799

	Road & Rail — 1.0%
442	CSX Corp.	11,524

	Total Industrials	126,378

	Information Technology — 19.7%
	Communications Equipment — 2.0%
396	Cisco Systems, Inc.	8,899
195	QUALCOMM, Inc.	13,551

		22,450

	Computers & Peripherals — 3.0%
63	Apple, Inc.	32,976

	Internet Software & Services — 3.8%
201	eBay, Inc. (a)	10,615
25	Google, Inc., Class A (a)	26,002
24	LinkedIn Corp., Class A (a)	5,377

		41,994

	IT Services — 2.3%
28	Alliance Data Systems Corp. (a)	6,679
30	Cognizant Technology Solutions Corp., Class A (a)	2,572
23	MasterCard, Inc., Class A	16,382

		25,633

	Semiconductors & Semiconductor Equipment — 3.5%
357	Applied Materials, Inc.	6,372
53	ASML Holding N.V., (Netherlands)	4,990
441	Avago Technologies Ltd., (Singapore)	20,014
135	Lam Research Corp. (a)	7,343

		38,719

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN TAX AWARE FUNDS	9

JPMorgan Tax Aware Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Software — 5.1%
106	Adobe Systems, Inc. (a)	5,738
986	Microsoft Corp.	34,851
450	Oracle Corp.	15,091

		55,680

	Total Information Technology	217,452

	Materials — 3.3%
	Chemicals — 1.4%
281	Dow Chemical Co. (The)	11,082
41	Monsanto Co.	4,352

		15,434

	Containers & Packaging — 0.2%
44	Packaging Corp. of America	2,755

	Metals & Mining — 1.7%
261	Alcoa, Inc.	2,423
344	Freeport-McMoRan Copper & Gold, Inc.	12,650
137	United States Steel Corp.	3,410

		18,483

	Total Materials	36,672

	Telecommunication Services — 0.9%
	Diversified Telecommunication Services — 0.9%
201	Verizon Communications, Inc.	10,143

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 2.0%
	Electric Utilities — 1.0%
132	NextEra Energy, Inc.	11,203

	Gas Utilities — 0.4%
59	National Fuel Gas Co.	4,239

	Multi-Utilities — 0.6%
209	NiSource, Inc.	6,577
	Total Utilities	22,019

	Total Common Stocks (Cost $765,352)	1,119,420

Short-Term Investment — 0.1%
	Investment Company — 0.1%
897	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $897)	897

	Total Investments — 101.3% (Cost $766,249)	1,120,317
	Liabilities in Excess of Other Assets — (1.3)%	(14,295)

	NET ASSETS — 100.0%	$1,106,022

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2013

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — 95.8% (t)
	Alabama — 0.3%
	Education — 0.3%
8,135	Alabama Public School & College Authority, Capital Improvement, Rev., 5.000%, 12/01/16	9,229

	Arizona — 3.0%
	Education — 0.0% (g)
175	Arizona State University, Rev., AMBAC, 5.000%, 07/01/19	188

	General Obligation — 0.8%
	City of Goodyear,
1,175	GO, AGM, 6.000%, 07/01/15	1,283
1,225	GO, AGM, 6.000%, 07/01/16	1,396
1,300	GO, AGM, 6.000%, 07/01/17	1,533
1,375	GO, AGM, 6.000%, 07/01/18	1,667
1,400	GO, AGM, 6.000%, 07/01/19	1,668
3,450	City of Phoenix, Various Purpose, Series A, GO, 5.000%, 07/01/17	3,982
725	Maricopa County Unified School District No. 48, Scottsdale, School Improvement, Series A, GO, NATL-RE, FGIC, 5.000%, 07/01/15 (p)	782
275	Maricopa County Unified School District No. 48, Scottsdale, Unrefunded Balance, School Improvement, Series A, GO, NATL-RE, FGIC, 5.000%, 07/01/16	295
8,130	Maricopa County Unified School District No. 69-Paradise Valley, GO, NATL-RE, FGIC, 5.200%, 07/01/16	9,099

		21,705

	Hospital — 0.3%
	Arizona Health Facilities Authority, Banner Health,
2,500	Series D, Rev., 5.000%, 01/01/23	2,746
3,215	Series D, Rev., 5.000%, 01/01/24	3,507
2,250	Scottsdale IDA, Series A, Rev., 5.000%, 09/01/14	2,332

		8,585

	Other Revenue — 1.5%
	Arizona State Transportation Board,
16,705	Series A, Rev., GAN, 5.250%, 07/01/25	18,955
17,135	Series A, Rev., GAN, 5.250%, 07/01/26	19,283
3,000	Arizona State Transportation Board, Maricopa County Regional Area Road, Rev., 5.000%, 07/01/24	3,468
	Phoenix Civic Improvement Corp., Senior Lien,
1,085	Series C, Rev., 5.000%, 07/01/22	1,270
1,000	Series C, Rev., 5.000%, 07/01/24	1,142

		44,118

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — 0.0% (g)
1,205	Arizona School Facilities Board, State School Trust, Series A, Rev., AMBAC, 5.750%, 07/01/14 (p)	1,249

	Special Tax — 0.1%
1,845	Scottsdale Municipal Property Corp., Excise Tax, Rev., 5.000%, 07/01/17	2,131

	Transportation — 0.2%
5,475	Arizona State Transportation Board, Series A, Rev., GAN, 5.000%, 07/01/14	5,651

	Utility — 0.1%
1,500	Salt River Project Agricultural Improvement & Power District, Series A, Rev., 5.000%, 01/01/22	1,716

	Total Arizona	85,343

	Arkansas — 0.3%
	Special Tax — 0.2%
5,650	City of Fayetteville, Sales & Use Tax, Series A, Rev., AGM, 4.750%, 11/01/18	6,219

	Water & Sewer — 0.1%
1,815	City of Fort Smith, Water & Sewer, Rev., AGM, 5.000%, 10/01/22	2,064

	Total Arkansas	8,283

	California — 8.4%
	Certificate of Participation/Lease — 0.0% (g)
80	Los Angeles Unified School District, Headquarters Building Projects, Series B, COP, 5.000%, 10/01/31	83

	Education — 0.8%
2,000	California Educational Facilities Authority, University of Southern California, Series A, Rev., 5.000%, 10/01/39	2,108
	California State Public Works Board, University of California Research Project,
3,025	Series E, Rev., 5.250%, 10/01/16 (p)	3,442
	University of California,
5,285	Series O, Rev., 5.750%, 05/15/28	6,094
5,000	Series O, Rev., 5.750%, 05/15/29	5,754
6,045	University of California Regents Medical Center, Series A, Rev., NATL-RE, 4.750%, 05/15/22	6,462

		23,860

	General Obligation — 4.1%
	Carlsbad Unified School District,
465	GO, Zero Coupon, 05/01/14	464
2,500	GO, Zero Coupon, 05/01/16	2,436

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN TAX AWARE FUNDS	11

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	General Obligation — Continued
2,000	GO, Zero Coupon, 05/01/17	1,891
1,490	GO, Zero Coupon, 05/01/19	1,301
3,445	Center Unified School District, Election of 1991, Series D, GO, NATL-RE, Zero Coupon, 08/01/26	1,848
13,815	City of Los Angeles, Series A, GO, 5.000%, 09/01/20	16,635
	Contra Costa Community College District,
2,115	GO, 5.000%, 08/01/21	2,553
1,000	GO, 5.000%, 08/01/22	1,192
1,000	GO, 5.000%, 08/01/24	1,158
1,090	Evergreen Elementary School District, Series A, GO, AGM, 6.000%, 08/01/16	1,249
5,845	Grossmont-Cuyamaca Community College District, Capital Appreciation, GO, AGC, Zero Coupon, 08/01/15	5,774
145	Los Altos School District, Unrefunded Balance, GO, AMBAC, 5.000%, 08/01/21	161
	Los Angeles Unified School District,
1,000	Series A-1, GO, AGM, 5.000%, 07/01/19	1,140
2,750	Series B, GO, FGIC, 4.750%, 07/01/21	3,018
5,000	Series D, GO, 5.250%, 07/01/24	5,841
1,500	Placentia-Yorba Linda Unified School District, 2002 Election, Series B, GO, NATL-RE, FGIC, 5.500%, 08/01/14 (p)	1,560
	San Diego Unified School District, Election of 1998,
3,800	Series C-2, GO, AGM, 5.500%, 07/01/24	4,615
1,000	Series F-1, GO, AGM, 5.250%, 07/01/28	1,138
2,860	San Francisco City & County, Clean & Safe Neighborhood Park, GO, 4.000%, 06/15/24	3,047
	State Center Community College District,
1,705	GO, 5.000%, 08/01/22	2,024
1,000	GO, 5.000%, 08/01/24	1,149
1,000	State of California, GO, 5.000%, 08/01/16	1,123
6,060	State of California, Economic Recovery, Unrefunded Balance, Series A, GO, 5.250%, 07/01/14	6,265
	State of California, Various Purpose,
1,720	GO, 5.000%, 03/01/16	1,902
940	GO, 5.000%, 04/01/16	1,043
3,810	GO, 5.000%, 04/01/17	4,360
5,000	GO, 5.000%, 04/01/20	5,756
1,000	GO, 5.000%, 09/01/25	1,111
675	GO, 5.000%, 10/01/25	744
2,000	GO, 5.000%, 09/01/26	2,203
10,000	GO, 5.500%, 04/01/18	11,897

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — Continued
5,000	GO, 5.500%, 04/01/21	5,852
5,000	GO, 5.625%, 04/01/26	5,681
6,600	GO, 6.500%, 04/01/33	7,859

		115,990

	Hospital — 0.2%
	California Health Facilities Financing Authority, Providence Health & Services,
1,500	Series C, Rev., 6.250%, 10/01/24	1,777
2,000	Series C, Rev., 6.250%, 10/01/28	2,306
1,000	University of California, Unrefunded Balance, UCLA Medical Center, Series B, Rev., AMBAC, 5.500%, 05/15/20	1,013

		5,096

	Industrial Development Revenue/Pollution Control Revenue — 0.0% (g)
200	California Infrastructure & Economic Development Bank, Revolving Fund, Rev., 5.000%, 10/01/24	208

	Other Revenue — 2.4%
8,700	California State Public Works Board, University of California, Series H, Rev., 5.000%, 09/01/32	9,077
	California State University, Unrefunded Balance, Systemwide,
1,040	Series A, Rev., AGM, 4.750%, 11/01/22	1,061
870	Series A, Rev., AGM, 4.750%, 11/01/24	888
2,475	Golden West Schools Financing Authority, Placentia-Yorba Linda University, Rev., AMBAC, 5.500%, 08/01/20	2,954
	Los Angeles Department of Water & Power, Power System,
2,500	Series A, Rev., 5.000%, 07/01/23	2,999
25,385	Series B, Rev., 5.000%, 07/01/28	28,506
2,545	Metropolitan Water District Southern Water Works, Series A, Rev., 5.000%, 10/01/25	2,963
10,000	San Diego County Water Authority, Rev., 5.000%, 05/01/30	10,980
3,110	Simi Valley School Financing Authority, Rev., AGM, 5.000%, 08/01/21	3,514
5,000	University of California, Series AF, Rev., 5.000%, 05/15/27	5,699

		68,641

	Prerefunded — 0.4%
	California Infrastructure & Economic Development Bank, Bay Area Toll Bridges, First Lien,
340	Series A, Rev., AGM, 5.000%, 07/01/22 (p)	413
2,315	Series A, Rev., FGIC, 5.000%, 07/01/25 (p)	2,827

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Prerefunded — Continued
1,960	California State University, Systemwide, Series A, Rev., AGM, 4.750%, 05/01/14 (p)	2,005
105	Los Altos School District, GO, AMBAC, 5.000%, 08/01/16 (p)	118
	State of California,
3,775	GO, 5.000%, 02/01/14 (p)	3,821
450	GO, 5.125%, 02/01/14 (p)	456
1,770	State of California, Economic Recovery, Series A, GO, 5.250%, 07/01/14 (p)	1,830

		11,470

	Utility — 0.3%
2,070	California State Department of Water Resources, Power Supply, Series H, Rev., AGM-CR, 5.000%, 05/01/21	2,405
5,000	Long Beach Bond Finance Authority, Natural Gas, Series A, Rev., 5.250%, 11/15/21	5,557

		7,962

	Water & Sewer — 0.2%
4,750	City of Santa Rosa, Capital Appreciation, Series B, Rev., AGM-CR, AMBAC, Zero Coupon, 09/01/23	3,212
	City of Vallejo, Water Revenue,
1,690	Rev., NATL-RE, 5.000%, 05/01/18	1,809
1,370	Rev., NATL-RE, 5.000%, 05/01/21	1,427

		6,448

	Total California	239,758

	Colorado — 1.9%
	Certificate of Participation/Lease — 0.2%
5,830	Colorado Higher Education, COP, 5.500%, 11/01/27	6,560

	General Obligation — 1.2%
3,450	Adams 12 Five Star Schools, GO, 4.000%, 12/15/23	3,788
460	Denver City & County, Better Denver & Zoo, Series A, GO, 4.000%, 08/01/14	473
	Douglas County School District No. Re-1 Douglas & Elbert Counties,
6,950	GO, 5.250%, 12/15/23	8,459
2,345	GO, 5.250%, 12/15/25	2,855
4,375	Douglas County School District No. Re-1, Douglas & Elbert Counties, GO, 5.250%, 12/15/20	5,298
10,000	Jefferson County School District No. R-1, GO, 5.000%, 12/15/22	11,935

		32,808

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — 0.4%
2,170	Colorado Higher Education, COP, 5.500%, 11/01/18 (p)	2,612
4,250	Dawson Ridge Metropolitan District No. 1, Series A, GO, Zero Coupon, 10/01/22 (p)	3,331
5,000	Regional Transportation District, Fastracks Project, Series A, Rev., AMBAC, 5.000%, 11/01/16 (p)	5,663

		11,606

	Transportation — 0.0% (g)
1,000	Denver City & County, Airport System, Series B, Rev., AMT, NATL-RE, FGIC, 5.000%, 11/15/14	1,049

	Utility — 0.1%
1,225	Platte River Power Authority, Series HH, Rev., 5.000%, 06/01/22	1,426

	Total Colorado	53,449

	Connecticut — 1.4%
	Certificate of Participation/Lease — 0.1%
3,000	State of Connecticut, Transportation Infrastructure, Special Tax, Series A, Rev., COP, AMBAC, 5.000%, 07/01/15 (p)	3,235

	Education — 0.0% (g)
1,000	Connecticut State Health & Educational Facility Authority, Quinnipiac University, Series I, Rev., NATL-RE, 5.000%, 07/01/26	1,084

	General Obligation — 1.2%
	City of Greenwich,
325	GO, 4.000%, 06/01/22	350
200	GO, 5.000%, 06/01/20	230
	City of Hartford,
1,325	GO, AGC, 5.000%, 11/15/15	1,442
250	GO, AGC, 5.000%, 11/15/16	281
270	GO, AGC, 5.000%, 11/15/17	311
345	GO, AGC, 5.000%, 11/15/18	402
	State of Connecticut,
3,500	Series B, GO, AMBAC, 5.250%, 06/01/19	4,184
4,980	Series B, GO, AMBAC, 5.250%, 06/01/20	5,979
10,235	Series B, GO, NATL-RE, 5.000%, 06/01/14	10,524
8,200	Series E, GO, 5.000%, 08/15/30	8,956
250	Series F, GO, 4.000%, 09/15/14	258
650	Town of Trumbull, GO, 5.000%, 09/15/15	706

		33,623

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN TAX AWARE FUNDS	13

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Transportation — 0.0% (g)
1,000	State of Connecticut, Transportation Infrastructure, Special Tax, Series A, Rev., 4.000%, 12/01/15	1,075

	Water & Sewer — 0.1%
	South Central Regional Water Authority, Water System Revenue,
250	Series A, Rev., NATL-RE, 5.250%, 08/01/19	298
1,290	Series A, Rev., NATL-RE, 5.250%, 08/01/20	1,544

		1,842

	Total Connecticut	40,859

	Delaware — 0.4%
	General Obligation — 0.2%
2,035	New Castle County, Series B, GO, 5.000%, 07/15/19	2,441
	State of Delaware,
1,000	Series C, GO, 5.000%, 03/01/19	1,192
1,000	Series C, GO, 5.000%, 03/01/21	1,209

		4,842

	Other Revenue — 0.2%
	University of Delaware,
1,000	Series B, Rev., 5.000%, 11/01/15	1,092
1,000	Series B, Rev., 5.000%, 11/01/18	1,187
1,000	Series B, Rev., 5.000%, 11/01/21	1,160
	Wilmington Parking Authority,
1,500	Rev., AGM, 5.250%, 09/15/14	1,562
500	Rev., AGM, 5.250%, 09/15/15	542

		5,543

	Total Delaware	10,385

	District of Columbia — 1.1%
	Other Revenue — 1.1%
	District of Columbia Water & Sewer Authority, Sub Lien,
5,000	Series C, Rev., 5.000%, 10/01/25	5,744
5,000	Series C, Rev., 5.000%, 10/01/29	5,506
	District of Columbia, Income Tax,
3,395	Series A, Rev., 5.000%, 12/01/17	3,956
5,000	Series A, Rev., 5.000%, 12/01/18	5,940
6,000	Series A, Rev., 5.000%, 12/01/19	7,178
2,000	Series A, Rev., 5.000%, 12/01/20	2,393

	Total District of Columbia	30,717

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Florida — 3.9%
	Certificate of Participation/Lease — 0.2%
2,500	Miami-Dade County, School Board, Series A, COP, NATL-RE, FGIC, 5.000%, 05/01/18	2,812
3,000	Tampa Sports Authority, Sales Tax Payments Stadium Project, Rev., COP, AGM, 5.000%, 01/01/23	3,157

		5,969

	General Obligation — 2.1%
	Florida State Board of Education, Public Education, Capital Outlay,
5,090	Series A, GO, 5.000%, 06/01/21	5.840
15,000	Series B, GO, 4.750%, 06/01/21	16,073
32,375	Series D, GO, 5.000%, 06/01/25	37,003
135	State of Florida, Department of Transportation, Right of Way, Series A, GO, 5.000%, 07/01/14	139

		59,055

	Other Revenue — 0.6%
	City of Port St. Lucie, Utilities Systems,
1,800	Rev., AGC, 5.000%, 09/01/15	1,943
2,355	Rev., AGC, 5.000%, 09/01/18	2,746
1,070	Rev., AGC, 5.000%, 09/01/20	1,215
3,405	Florida State Department of General Services, Facilities Pool, Series A, Rev., AMBAC, 5.000%, 09/01/14	3,534
4,500	Orlando Utilities Commission Utility System, Series A, Rev., 5.000%, 10/01/25	5,313
2,500	Tampa Bay Water Florida Utility System Revenue, Regional Water Supply Authority, Rev., NATL-RE, FGIC, 5.250%, 10/01/16	2,834

		17,585

	Prerefunded — 0.2%
4,900	City of Gainesville, Utilities System, Series A, Rev., AGM, 5.000%, 10/01/15 (p)	5,338

	Water & Sewer — 0.8%
	Miami-Dade County, Water & Sewer Systems,
6,000	Series B, Rev., AGM, 5.000%, 10/01/14	6,262
15,180	Series B, Rev., AGM, 5.000%, 10/01/15	16,507

		22,769

	Total Florida	110,716

	Georgia — 4.6%
	Education — 0.0% (g)
1,050	Private Colleges & Universities Authority, Emory University, Series B, Rev., 5.000%, 09/01/19	1,252

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	General Obligation — 2.5%
5,000	Douglas County School District, GO, AGM, 5.000%, 04/01/17 (p)	5,730
3,090	Henry County School District, GO, 5.000%, 08/01/20	3,698
	State of Georgia,
3,425	Series A, GO, 5.000%, 09/01/15 (p)	3,716
3,140	Series B, GO, 5.000%, 07/01/19	3,761
3,300	Series B, GO, 5.000%, 07/01/20	3,985
1,000	Series B, GO, 5.750%, 08/01/17	1,186
14,960	Series C, GO, 5.000%, 07/01/17	17,291
8,040	Series C, GO, 5.500%, 07/01/15	8,335
3,935	Series E, GO, 5.000%, 08/01/16	4,422
14,790	Series F, GO, 5.000%, 12/01/19	17,827

		69,951

	Other Revenue — 0.5%
6,000	City of Atlanta, Airport, Series A, Rev., 5.000%, 01/01/21	6,996
5,000	Fulton County, Water & Sewerage, Rev., 5.000%, 01/01/23	5,748
125	Henry County Water & Sewerage Authority, Rev., 5.000%, 02/01/29	137

		12,881

	Special Tax — 0.4%
10,000	Georgia State Road and Tollway Authority, Federal Highway, Grant Anticipation Bonds, Series A, Rev., AGM, 5.000%, 06/01/18	11,710

	Transportation — 0.6%
	Georgia State Road and Tollway Authority, Federal Highway, Grant Anticipation Bonds,
7,375	Rev., NATL-RE, 5.000%, 06/01/17	8,164
2,000	Rev., NATL-RE, 5.000%, 06/01/18	2,209
5,000	Series A, Rev., 5.000%, 06/01/15	5,362

		15,735

	Utility — 0.2%
5,700	Municipal Electric Authority of Georgia, Series B, Rev., 6.250%, 01/01/17	6,630

	Water & Sewer — 0.4%
6,895	Cobb County, Water & Sewer, Rev., 5.000%, 07/01/22	7,960
3,335	Gwinnett County Water & Sewerage Authority, Rev., 5.000%, 08/01/19	3,888

		11,848

	Total Georgia	130,007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Hawaii — 1.6%
	General Obligation — 1.0%
	State of Hawaii,
2,750	Series D, GO, 5.000%, 06/01/16 (p)	3,070
10,000	Series DD, GO, NATL-RE, 5.250%, 05/01/14 (p)	10,254
7,500	Series DQ, GO, 5.000%, 06/01/15	8,056
7,250	Series DR, GO, 5.000%, 06/01/16	8,092

		29,472

	Transportation — 0.2%
	State of Hawaii,
1,500	Rev., 5.000%, 01/01/15	1,583
2,575	Rev., 5.000%, 01/01/19	3,031

		4,614

	Water & Sewer — 0.4%
	City & County of Honolulu, Wastewater System, Second Bond Resolution,
3,740	Series A, Rev., AGM, 5.000%, 07/01/23	4,260
2,740	Series A, Rev., AGM, 5.000%, 07/01/24	3,121
4,915	Series A, Rev., AGM, 5.000%, 07/01/25	5,599

		12,980

	Total Hawaii	47,066

	Idaho — 0.6%
	Hospital — 0.3%
8,000	Idaho Health Facilities Authority, Trinity Health Group, Series B, Rev., 6.000%, 12/01/23	9,379

	Other Revenue — 0.3%
6,885	Idaho State Building Authority, Capitol Project, Rev., NATL-RE, FGIC, 5.000%, 09/01/14	7,156

	Total Idaho	16,535

	Illinois — 1.0%
	General Obligation — 0.2%
140	Du Page & Will Counties Community School District No. 204 Indian Prairie, School Building, Series F, GO, AGM-CR, FGIC, 6.250%, 12/30/21	177
3,970	State of Illinois, Series A, GO, AGM, 5.000%, 06/01/14	4,073
	Village of Schaumburg,
1,000	Series A, GO, 4.000%, 12/01/19	1,128
625	Series A, GO, 4.000%, 12/01/20	701

		6,079

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN TAX AWARE FUNDS	15

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Hospital — 0.1%
2,225	Illinois Health Facilities Authority, Advocate Health Care Network, Series A, Rev., VAR, 4.375%, 07/01/14	2,286

	Other Revenue — 0.2%
4,850	City of Chicago, Second Lien Water Project, Rev., 4.000%, 11/01/37	4,081

	Special Tax — 0.1%
3,000	City of Chicago, Sales Tax, Rev., AGM, 5.000%, 01/01/18	3,193

	Transportation — 0.4%
5,000	Chicago O’Hare International Airport, Third Lien, Series A, Rev., AGC-ICC, AMBAC, 5.000%, 01/01/22	5,258
610	Chicago Transit Authority, Capital Grant, Federal Transit Administration, Rev., AMBAC, 5.000%, 12/01/16 (p)	693
5,000	Illinois State Toll Highway Authority, Series A, Rev., AGM, 5.500%, 01/01/15	5,298
750	Regional Transportation Authority, Series A, Rev., NATL-RE, 6.000%, 07/01/24	904

		12,153

	Water & Sewer — 0.0% (g)
1,125	City of Chicago, Wastewater Transmission, Series A, Rev., BHAC, 5.250%, 01/01/30	1,208

	Total Illinois	29,000

	Indiana — 1.4%
	Certificate of Participation/Lease — 0.2%
5,205	Indianapolis Local Public Improvement Bond Bank, Series E, Rev., COP, AMBAC, 5.000%, 01/01/15	5,489

	Education — 0.2%
3,570	Purdue University, Student Facilities Systems, Series A, Rev., 5.250%, 07/01/20	4,324

	Other Revenue — 0.9%
2,125	Center Grove 2000 Building Corp., First Mortgage, Rev., NATL-RE, FGIC, 5.250%, 07/10/24	2,278
160	Indiana Bond Bank, Special Program, Series D, Rev., AGM, 5.000%, 08/01/19	175
9,870	Indiana Finance Authority, Revolving Fund, Series A, Rev., 5.000%, 02/01/26	11,243
1,700	Indianapolis Local Public Improvement Bond Bank, Series B, Rev., 5.000%, 02/01/15	1,799
1,750	Indianapolis Local Public Improvement Bond Bank, Pilot Infrastructure Project, Series F, Rev., AGM, 5.000%, 01/01/22	2,024

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — Continued
4,050	Indianapolis Local Public Improvement Bond Bank, Stormwater Project, Series D, Rev., 5.000%, 01/01/26	4,591
	South Bend Community School Corp., First Mortgage,
1,350	Rev., AGM, 5.000%, 07/05/14	1,393
855	Rev., AGM, 5.000%, 01/05/16	937
1,030	Rev., AGM, 5.000%, 07/05/17	1,178

		25,618

	Prerefunded — 0.1%
3,750	Indiana Transportation Finance Authority, Series A, Rev., FGIC, 5.250%, 06/01/14 (p)	3,861

	Total Indiana	39,292

	Iowa — 0.4%
	General Obligation — 0.0% (g)
1,070	City of Des Moines, Capital Loan Notes, Series C, GO, 5.000%, 06/01/15	1,150

	Other Revenue — 0.4%
	Iowa Finance Authority, State Revolving Fund,
1,000	Rev., 5.000%, 08/01/19	1,195
1,000	Rev., 5.000%, 08/01/20	1,200
5,440	Rev., 5.000%, 08/01/26	6,188
1,000	Rev., 5.000%, 08/01/29	1,125

		9,708

	Total Iowa	10,858

	Kansas — 2.2%
	Industrial Development Revenue/Pollution Control Revenue — 0.5%
	Kansas Development Finance Authority, Commerce Impact,
5,815	Rev., 5.000%, 06/01/16	6,463
6,105	Rev., 5.000%, 06/01/17	6,974

		13,437

	Other Revenue — 0.5%
1,745	Kansas Development Finance Authority, Kansas Transitional Revolving Fund, Rev., 5.000%, 10/01/16	1,892
	Kansas State Department of Transportation, Highway,
7,000	Series A, Rev., 5.000%, 09/01/16	7,887
4,800	Series A, Rev., 5.000%, 09/01/18	5,693

		15,472

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Prerefunded — 1.0%
21,045	City of Olathe & County of Labette, Capital Accumulator, Series A, Rev., Zero Coupon, 02/01/16 (p)	20,690
9,015	Reno Sedgwick Finney Counties, Capital Accumulator, Series A, Rev., NATL-RE, Zero Coupon, 04/01/16 (p)	8,845

		29,535

	Utility — 0.2%
3,755	Wyandotte County-Kansas City Unified Government, Utility System, Series 2004, Rev., AMBAC, 5.650%, 09/01/15	4,104

	Total Kansas	62,548

	Kentucky — 0.6%
	Other Revenue — 0.6%
	Kentucky State Property & Buildings Commission, Project No. 89,
6,145	Rev., AGM, 5.000%, 11/01/22	6,998
1,000	Rev., AGM, 5.000%, 11/01/24	1,130
5,185	Kentucky Turnpike Authority, Revitalization, Series A, Rev., 5.000%, 07/01/28	5,714
3,955	Louisville & Jefferson County Metro Government Board of Water Works, Series A, Rev., 5.000%, 11/15/18	4,697

	Total Kentucky	18,539

	Louisiana — 0.4%
	Other Revenue — 0.2%
4,000	City of Alexandria, Utilities, Series A, Rev., 5.000%, 05/01/43 (w)	4,036

	Prerefunded — 0.2%
4,375	Louisiana Public Facilities Authority, CR, Series B, Rev., Zero Coupon, 12/01/19 (p)	3,883
3,270	Louisiana Public Facilities Authority, CR, Multi-Family Housing, Series A, Rev., Zero Coupon, 02/01/20 (p)	2,867

		6,750

	Total Louisiana	10,786

	Maryland — 2.8%
	Education — 0.5%
	University System of Maryland, Tuition,
2,135	Series A, Rev., 5.000%, 04/01/16	2,370
4,340	Series A, Rev., 5.000%, 04/01/17	4,978
4,560	Series A, Rev., 5.000%, 04/01/18	5,356

		12,704

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — 1.3%
5	Maryland National Capital Park & Planning Commission, Park Acquisition & Development, Series EE-2, GO, 5.000%, 01/15/14 (p)	5
5,000	Montgomery County, Public Improvement, Series A, GO, 5.000%, 05/01/17	5,752
20,000	State of Maryland, State & Local Facilities, Series C, GO, 5.000%, 11/01/18	23,820
8,000	State of Maryland, State & Local Facilities Loan of 2006, Second Series, GO, 5.000%, 08/01/15	8,659

		38,236

	Other Revenue — 0.4%
4,725	Baltimore Board of School Commissioners, Rev., 5.000%, 05/01/17	5,427
4,605	Maryland State Transportation Authority, Transportation Facilities Project, Rev., 5.000%, 07/01/22	5,501
1,490	Maryland Water Quality Financing Administration Revolving Loan Fund, Rev., 5.000%, 03/01/14	1,514

		12,442

	Transportation — 0.6%
	Maryland State Department of Transportation,
4,000	Rev., 4.000%, 03/01/18	4,402
9,880	Rev., 5.250%, 12/15/17	11,646

		16,048

	Total Maryland	79,430

	Massachusetts — 3.1%
	Certificate of Participation/Lease — 0.4%
10,000	Massachusetts Bay Transportation Authority, Series A, Rev., COP, 5.250%, 07/01/27	11,864

	Education — 0.4%
10,000	Massachusetts Health & Educational Facilities Authority, Massachusetts Institute of Technology, Series A, Rev., 5.000%, 07/01/14	10,323

	General Obligation — 0.8%
9,000	Commonwealth of Massachusetts, Series A, GO, 5.250%, 08/01/19	10,869
10,000	Commonwealth of Massachusetts, Consolidated Lien, Series C, GO, NATL-RE, FGIC, 5.500%, 11/01/14	10,529

		21,398

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN TAX AWARE FUNDS	17

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Other Revenue — 0.5%
	Boston Housing Authority,
1,790	Rev., AGM, 5.000%, 04/01/15	1,889
1,770	Rev., AGM, 5.000%, 04/01/17	1,970
1,925	Massachusetts Bay Transportation Authority, Series A, Rev., 5.000%, 07/01/21	2,311
7,420	Massachusetts School Building Authority, Dedicated Sales Tax, Series B, Rev., 5.000%, 08/15/30	8,132

		14,302

	Prerefunded — 0.9%
200	Commonwealth of Massachusetts, Series C, GO, AGM, 5.500%, 12/01/22 (p)	250
5,000	Commonwealth of Massachusetts, Consolidated Lien, Series C, GO, NATL-RE-IBC, 5.500%, 11/01/16 (p)	5,744
5,000	Commonwealth of Massachusetts, Consolidated Loan of 2006, Series E, GO, AMBAC, 5.000%, 11/01/16 (p)	5,670
2,500	Commonwealth of Massachusetts, Water Pollution Abatement, Series 10, Rev., 5.000%, 08/01/14 (p)	2,591
11,695	Massachusetts Bay Transportation Authority, Series A, Rev., 5.000%, 07/01/14 (p)	12,073

		26,328

	Special Tax — 0.1%
3,840	Massachusetts School Building Authority, Series A, Rev., AGM, 5.000%, 08/15/15 (p)	4,162

	Total Massachusetts	88,377

	Michigan — 1.1%
	Education — 0.3%
	University of Michigan,
3,535	Series A, Rev., 5.000%, 04/01/15	3,769
4,170	Series A, Rev., 5.000%, 04/01/21	4,745

		8,514

	General Obligation — 0.2%
2,000	Ann Arbor Public School District, GO, Q-SBLF, 5.000%, 05/01/21	2,349
1,000	Brandon School District, School Building & Site, GO, AGM, Q-SBLF, 5.000%, 05/01/17	1,097
2,000	Huron Valley School District, GO, Q-SBLF, 5.000%, 05/01/24	2,207

		5,653

	Other Revenue — 0.6%
10,000	City of Grand Rapids, Sewer System, Series A, Rev., BHAC-CR, AGM-CR, FGIC, 5.500%, 01/01/22	12,041

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — Continued
3,000	Michigan Finance Authority, State Revolving Fund, Clean Water, Rev., 5.000%, 10/01/21	3,566
1,400	State of Michigan, Trunk Line Fund, Series B, Rev., AGM, 5.000%, 09/01/16	1,516

		17,123

	Transportation — 0.0% (g)
1,240	State of Michigan, Trunk Line Fund, Rev., 5.000%, 11/15/28	1,345

	Total Michigan	32,635

	Minnesota — 1.6%
	General Obligation — 1.2%
	Olmsted County, Crossover,
2,085	Series A, GO, 4.000%, 02/01/23	2,316
775	Series A, GO, 5.000%, 02/01/21	934
	State of Minnesota,
5,000	GO, 5.000%, 08/01/16	5,616
4,900	GO, 5.000%, 11/01/19	5,512
6,760	Series C, GO, 5.000%, 08/01/16	7,593
1,270	State of Minnesota, Trunk Highway, Series B, GO, 5.000%, 10/01/21	1,536
8,275	State of Minnesota, Various Purpose, Series F, GO, 5.000%, 08/01/20	9,967

		33,474

	Other Revenue — 0.4%
9,705	State of Minnesota, General Fund Refunding Appropriation, Series B, Rev., 5.000%, 03/01/25	11,192

	Total Minnesota	44,666

	Mississippi — 0.5%
	Prerefunded — 0.5%
15,750	Mississippi Housing Finance Corp., Capital Appreciation, Rev., Zero Coupon, 09/15/16 (p)	15,384

	Missouri — 3.7%
	General Obligation — 0.1%
1,000	Cass County Reorganized School District No. R-2, GO, 5.000%, 03/01/20	1,096
2,260	Missouri Highway & Transportation Commission, Federal Reimbursement, Series A, GO, 5.000%, 05/01/17	2,598

		3,694

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Other Revenue — 2.1%
	Kansas City Industrial Development Authority, Downtown Redevelopment District,
2,785	Series A, Rev., 5.000%, 09/01/19	3,213
7,640	Series A, Rev., 5.000%, 09/01/20	8,788
6,620	Series A, Rev., 5.000%, 09/01/21	7,602
	Missouri State Environmental Improvement & Energy Resources Authority, Revolving Funds,
10,805	Series A, Rev., 5.000%, 01/01/19	12,820
20,915	Series A, Rev., 5.000%, 01/01/21	24,630
2,355	Missouri State Environmental Improvement & Energy Resources Authority, Revolving Funds Program, Series B, Rev., 5.000%, 07/01/25	2,769

		59,822

	Transportation — 1.5%
	Missouri Highways & Transportation Commission, Federal Reimbursement,
3,730	Series A, Rev., 5.000%, 05/01/16	4,154
4,060	Series A, Rev., 5.000%, 05/01/20	4,733
7,000	Missouri Highways & Transportation Commission, Senior Lien, Rev., 5.000%, 02/01/21	7,912
	Missouri State Highways & Transit Commission, First Lien,
7,000	Series A, Rev., 5.000%, 05/01/17	7,746
6,000	Series B, Rev., 5.000%, 05/01/22	6,612
5,000	Missouri State Highways & Transit Commission, Second Lien, Rev., 5.000%, 05/01/16	5,566
5,000	Missouri State Highways & Transit Commission, Senior Lien, Rev., 5.000%, 02/01/16	5,518

		42,241

	Total Missouri	105,757

	Nebraska — 0.7%
	Education — 0.3%
	University of Nebraska Facilities Corp., Deferred Maintenance,
3,625	Rev., AMBAC, 5.000%, 07/15/18	4,027
3,715	Rev., AMBAC, 5.000%, 07/15/19	4,122

		8,149

	General Obligation — 0.1%
1,960	Omaha City Convention Center/Arena Project, GO, 5.250%, 04/01/27	2,376

	Other Revenue — 0.2%
5,000	Omaha Public Power District, Electric System, Series A, Rev., 4.000%, 02/01/32	4,911

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Utility — 0.1%
	Nebraska Public Power District,
250	Series B, Rev., AGM, 5.000%, 01/01/17	282
600	Series B, Rev., AGM, 5.000%, 01/01/18	686
2,500	Series C, Rev., NATL-RE, FGIC, 5.000%, 01/01/17	2,730

		3,698

	Total Nebraska	19,134

	Nevada — 1.0%
	General Obligation — 0.2%
5,000	State of Nevada, Projects R9-A-R13-F, Series F, GO, AGM, 5.000%, 12/01/24	5,288

	Other Revenue — 0.0% (g)
	Nevada System of Higher Education University, Unrefunded Balance,
640	Series B, Rev., AMBAC, 5.000%, 07/01/21	694
675	Series B, Rev., AMBAC, 5.000%, 07/01/22	731

		1,425

	Prerefunded — 0.6%
3,795	Clark County School District, Series C, GO, AGM, 5.000%, 12/15/15 (p)	4,165
12,140	Clark County School District, Building, Series D, GO, NATL-RE, 5.000%, 12/15/14 (p)	12,789

		16,954

	Water & Sewer — 0.2%
5,000	Truckee Meadows Water Authority, Rev., AGM, 5.000%, 07/01/16	5,544

	Total Nevada	29,211

	New Hampshire — 0.2%
	Industrial Development Revenue/Pollution Control Revenue — 0.2%
	New Hampshire Municipal Bond Bank,
1,025	Series E, Rev., 5.000%, 01/15/23	1,167
1,035	Series E, Rev., 5.000%, 01/15/24	1,172
1,195	Series E, Rev., 5.000%, 01/15/26	1,341
1,250	Series E, Rev., 5.000%, 01/15/27	1,392

	Total New Hampshire	5,072

	New Jersey — 2.1%
	Education — 0.3%
7,500	New Jersey Higher Education Assistance Authority, Series A, Rev., 5.000%, 06/01/15	7,963

	General Obligation — 0.4%
850	North Brunswick Township Board of Education, GO, 5.000%, 07/15/22	982

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN TAX AWARE FUNDS	19

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	General Obligation — Continued
2,500	State of New Jersey, GO, 5.250%, 08/01/20	3,029
1,995	Sussex County Municipal Utilities Authority, Capital Appreciation, Series B, GO, AGM, Zero Coupon, 12/01/20	1,659
	Township of Maplewood, General Improvement,
775	GO, 4.000%, 10/15/17	869
1,495	GO, 5.000%, 10/15/20	1,786
1,505	GO, 5.000%, 10/15/21	1,796
	Township of Woodbridge,
1,100	GO, 5.000%, 07/15/22	1,247
1,200	GO, 5.000%, 07/15/23	1,344

		12,712

	Industrial Development Revenue/Pollution Control Revenue — 0.2%
5,000	New Jersey EDA, Cigarette Tax, Rev., AGC-ICC, 5.375%, 06/15/14 (p)	5,162

	Other Revenue — 0.9%
6,000	Garden State Preservation Trust, 2005, Series A, Rev., AGM, 5.800%, 11/01/15 (p)	6,640
5,000	New Jersey Economic Development Authority, School Facilities Construction, Series NN, Rev., 5.000%, 03/01/29	5,350
	New Jersey EDA, School Facilities Construction,
1,500	Series NN, Rev., 5.000%, 03/01/23	1,731
5,000	Series NN, Rev., 5.000%, 03/01/25	5,607
60	New Jersey Environmental Infrastructure Trust, Unrefunded Balance, Series A, Rev., 5.000%, 09/01/15 (p)	65
5,000	New Jersey Transportation Trust Fund Authority, Transportation Program, Series Aa, Rev., 5.000%, 06/15/36	5,146

		24,539

	Prerefunded — 0.1%
1,000	Garden State Preservation Trust, Series A, Rev., AGM, 5.250%, 11/01/13 (p)	1,000
1,500	New Jersey Transportation Trust Fund Authority, Transportation System, Series D, Rev., 5.000%, 06/15/14 (p)	1,545

		2,545

	Transportation — 0.2%
5,000	New Jersey Transportation Trust Fund Authority, Transportation System, Series B, Rev., AMBAC, 5.250%, 12/15/22	5,890

	Total New Jersey	58,811

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New Mexico — 1.0%
	General Obligation — 0.2%
4,200	New Mexico Finance Authority, Senior Lien Public Project, Series C, GO, 5.000%, 06/01/22	5,015

	Other Revenue — 0.6%
	New Mexico Finance Authority, Senior Lien,
1,625	Series B, Rev., 5.000%, 06/01/22	1,839
1,690	Series B, Rev., 5.000%, 06/01/23	1,903
1,820	Series B, Rev., 5.000%, 06/01/25	2,009
1,965	Series B, Rev., 5.000%, 06/01/27	2,141
	New Mexico Finance Authority, State Transportation, Sub Lien,
3,000	Series A-2, Rev., 5.000%, 12/15/19	3,572
2,245	Series A-2, Rev., 5.000%, 12/15/20	2,678
1,385	Series A-2, Rev., 5.000%, 12/15/21	1,618

		15,760

	Special Tax — 0.2%
7,000	New Mexico Finance Authority, Senior Lien, Series A, Rev., NATL-RE, 5.250%, 06/15/14 (p)	7,221

	Total New Mexico	27,996

	New York — 12.5%
	Certificate of Participation/Lease — 0.6%
15,000	New York State Urban Development Corp., Service Contract, Series B, Rev., COP, 5.250%, 01/01/25	17,102

	Education — 1.7%
3,000	Erie County Industrial Development Agency, City of Buffalo School District Project, Series A, Rev., AGM, 5.750%, 05/01/21	3,473
6,750	New York City Transitional Finance Authority, Building Aid Revenue, Series S-2, Rev., NATL-RE, FGIC, 5.000%, 01/15/22	7,491
5,340	New York State Dormitory Authority, Columbia University, Series B, Rev., 5.000%, 07/01/15	5,760
	New York State Dormitory Authority, Education,
10,000	Series A, Rev., 5.000%, 03/15/21	11,381
4,000	Series A, Rev., 5.000%, 03/15/23	4,590
6,500	Series C, Rev., 5.000%, 12/15/21	7,317
	New York State Dormitory Authority, School Districts, Building Finance Program,
510	Series A, Rev., NATL-RE, 5.000%, 10/01/14	531
675	Series A, Rev., NATL-RE, 5.000%, 10/01/15	731
1,360	Series A, Rev., NATL-RE, 5.000%, 10/01/18	1,518

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Education — Continued
4,395	New York State Dormitory Authority, University Dormitory Facilities, Series A, Rev., 5.000%, 07/01/22	5,006

		47,798

	General Obligation — 1.2%
100	Briarcliff Manor, Public Improvement, Series A, GO, AGM, 5.000%, 09/01/14	104
	City of New York,
6,085	Series D, GO, 5.000%, 08/01/28	6,720
2,000	Sub Series F-1, GO, 5.000%, 03/01/27	2,235
4,050	Sub Series F-1, GO, 5.000%, 03/01/30	4,395
	New York City,
4,000	Series E, GO, 5.000%, 08/01/21	4,699
5,000	Series E, GO, 5.000%, 08/01/23	5,723
7,500	Series I, GO, 5.000%, 08/01/24	8,619
1,000	Starpoint Central School District, GO, 5.000%, 06/15/19	1,170
1,000	Taconic Hills Central School District at Craryville, GO, 5.000%, 06/15/19	1,170

		34,835

	Hospital — 0.0% (g)
510	New York State Dormitory Authority, Mental Health Services Facilities Improvement, Series D, Rev., AGM, 5.000%, 02/15/18	574

	Other Revenue — 5.5%
1,500	Metropolitan Transportation Authority, Series A, Rev., 5.000%, 11/15/41	1,523
16,335	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Fiscal Year 2010, Series FF, Rev., 5.000%, 06/15/24	19,109
6,585	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Fiscal Year 2011, Series HH, Rev., 5.000%, 06/15/26	7,329
4,790	New York City Transitional Finance Authority, Building Aid Revenue, Sub Series S-1A, Rev., 5.000%, 07/15/18	5,613
400	New York City Transitional Finance Authority, Building Aid Revenue, Fiscal Year 2007, Series S-1, Rev., NATL-RE, FGIC, 5.000%, 07/15/16	447
	New York City Transitional Finance Authority, Future Tax Secured,
395	Sub Series A-2, Rev., 5.000%, 11/01/18	430
10,000	Sub Series F-1, Rev., 5.000%, 02/01/31	10,798
9,000	Sub Series D-1, Rev., 5.000%, 11/01/31	9,739

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — Continued
1,675	New York City Transitional Finance Authority, Unrefunded Balance, Future Tax Secured, Series B, Rev., 5.000%, 11/01/17	1,930
9,475	New York Liberty Development Corporation, World Trade Center Projects, Class 1, Rev., 5.000%, 09/15/30	10,220
8,500	New York State Dormitory Authority, Consolidated Services Contract, Series A, Rev., 5.000%, 07/01/23	9,639
3,500	New York State Dormitory Authority, General Purpose, Series C, Rev., 5.000%, 03/15/41	3,624
3,000	New York State Dormitory Authority, State Personal Income Tax, General Purpose, Series A, Rev., 5.000%, 02/15/43	3,122
6,100	New York State Thruway Authority, Series G, Rev., AGM, 5.000%, 01/01/25	6,499
	New York State Thruway Authority, Secondary General Highway & Bridge Trust Fund,
7,425	Series B, Rev., 5.000%, 04/01/23	8,326
5,000	Series B, Rev., AMBAC, 5.000%, 04/01/21	5,405
10,000	New York State Thruway Authority, State Personal Income Tax, Transportation, Series A, Rev., 5.000%, 03/15/26	11,298
5,000	New York State Urban Development Corp., Series D, Rev., 5.500%, 01/01/19	5,952
4,970	Triborough Bridge & Tunnel Authority, General Purpose, Series A-2, Rev., 5.000%, 11/15/28	5,468
	Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels,
25,000	Series A, Rev., 5.000%, 01/01/26	28,210
1,250	Series B, Rev., 5.000%, 11/15/31	1,356

		156,037

	Prerefunded — 0.3%
3,290	New York City Transitional Finance Authority, Future Tax Secured, Series B, Rev., 5.000%, 05/01/17 (p)	3,775
5,000	Westchester Tobacco Asset Securitization Corp., Capital Appreciation, Rev., 6.950%, 07/15/17 (p)	6,163

		9,938

	Special Tax — 1.3%
3,750	New York City Transitional Finance Authority, Future Tax Secured, Series B, Rev., 5.000%, 11/01/21	4,363
7,875	New York Local Government Assistance Corp., Sub Series A-5/6, Rev., 5.500%, 04/01/19	9,566

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN TAX AWARE FUNDS	21

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Special Tax — Continued
5,805	New York Local Government Assistance Corp., Senior Lien, Rev., 5.500%, 04/01/19	7,052
1,000	New York State Environmental Facilities Corp., Series A, Rev., 5.000%, 12/15/19	1,141
2,430	New York State Environmental Facilities Corp., State Personal Income Tax, Series A, Rev., 5.250%, 12/15/18	2,926
5,000	New York State Thruway Authority, State Personal Income Tax, Transportation, Series A, Rev., 5.250%, 03/15/19	5,984
5,000	Sales Tax Asset Receivables Corp., Series A, Rev., AMBAC, 5.250%, 10/15/27	5,207

		36,239

	Transportation — 1.1%
	Metropolitan Transportation Authority,
1,000	Series 2008-C, Rev., 6.500%, 11/15/28	1,173
6,000	Series A, Rev., AMBAC, 5.500%, 11/15/14	6,328
7,135	Series B, Rev., NATL-RE, 5.000%, 11/15/17	7,996
7,000	Series B, Rev., NATL-RE, FGIC, 5.250%, 11/15/16	7,030
2,535	New York State Thruway Authority, Series B, Rev., AMBAC, 5.000%, 04/01/18	2,748
5,000	Triborough Bridge & Tunnel Authority, General Purpose, Series B, Rev., 5.250%, 11/15/15	5,495

		30,770

	Water & Sewer — 0.8%
1,550	Erie County Water Authority, Rev., 5.000%, 12/01/16	1,753
2,500	New York City Municipal Water Finance Authority, Series CC, Rev., 5.000%, 06/15/29	2,727
2,500	New York City Municipal Water Finance Authority, Second Generation Resolution, Series BB, Rev., 5.000%, 06/15/17	2,785
380	New York City Municipal Water Finance Authority, Water & Sewer System Second General Resolution, Fiscal Year 2009, Series AA, Rev., 5.000%, 06/15/17	439
10,225	New York State Environmental Facilities Corp., New York City Municipal Project, Revolving Funds, Sub Series C, Rev., 5.000%, 06/15/21	11,638
2,250	New York State Environmental Facilities Corp., New York City Municipal Water Financing Authority, Series A, Rev., 5.000%, 06/15/19	2,496

		21,838

	Total New York	355,131

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	North Carolina — 1.4%
	Certificate of Participation/Lease — 0.0% (g)
1,020	Iredell County, School Project, COP, AMBAC, 5.000%, 06/01/17	1,126

	General Obligation — 0.9%
1,175	Durham County, GO, 5.000%, 04/01/17	1,349
	State of North Carolina,
5,000	Series C, GO, 4.000%, 05/01/22	5,653
5,500	Series D, GO, 4.000%, 06/01/22	6,246
	Wake County, Hammond Road Detention Center, Limited Obligation,
1,205	GO, 5.000%, 06/01/17	1,381
3,905	GO, 5.000%, 06/01/20	4,573
5,950	GO, 5.000%, 06/01/21	6,905

		26,107

	Other Revenue — 0.4%
	City of High Point, Combined Water & Sewer System Revenue,
1,000	Rev., AGM, 5.000%, 11/01/25	1,151
1,170	Rev., AGM, 5.000%, 11/01/26	1,339
2,665	City of Raleigh Combined Enterprise System, Series A, Rev., 5.000%, 03/01/27	3,055
4,155	State of North Carolina, Annual Appropriation, Series A, Rev., 5.000%, 05/01/22	4,788

		10,333

	Utility — 0.1%
2,500	North Carolina Eastern Municipal Power Agency, Series A, Rev., AGC, 5.250%, 01/01/19	2,875

	Total North Carolina	40,441

	Ohio — 3.1%
	Education — 0.1%
2,700	State of Ohio, Higher Educational Facility, Denison University 2007 Project, Rev., 5.000%, 11/01/20	3,074

	General Obligation — 1.8%
4,750	City of Columbus, Series 1, GO, 5.000%, 07/01/27	5,462
7,780	City of Columbus, Limited Tax, Series 2, GO, 5.000%, 07/01/14 (p)	8,027
	City of Columbus, Various Purpose,
5,000	Series 1, GO, 5.000%, 07/01/25	5,905
5,000	Series 1, GO, 5.000%, 07/01/26	5,829
5,725	Franklin County, Various Purpose, GO, 5.000%, 12/01/19	6,708
225	Kettering City School District, School Improvement, GO, AGM, 5.000%, 12/01/14 (p)	237

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	General Obligation — Continued
	State of Ohio, Common Schools,
3,000	Series B, GO, 5.000%, 03/15/14 (p)	3,054
3,165	Series B, GO, 5.000%, 09/15/15	3,438
5,035	Series B, GO, 5.000%, 09/15/16	5,669
1,560	Series C, GO, 5.000%, 09/15/22	1,874
5,495	State of Ohio, Infrastructure Improvement, Series A, GO, 5.375%, 02/01/15	5,849

		52,052

	Other Revenue — 0.6%
550	City of Cleveland, Parking Facility, Rev., AGM, 5.250%, 09/15/18 (p)	658
1,725	JobsOhio Beverage System, Statewide Senior Lien Liquor Profits, Series A, Rev., 5.000%, 01/01/23	1,985
2,235	Ohio State Building Authority, State Financials Facilities, Adult Correctional, Series B, Rev., 5.000%, 10/01/22	2,515
6,850	Ohio State Turnpike Commission, Series A, Rev., 5.250%, 02/15/27	8,087
2,000	Ohio State University, Series A, Rev., 5.000%, 06/01/24	2,356

		15,601

	Prerefunded — 0.2%
6,330	Ohio State Water Development Authority, Rev., 5.000%, 06/01/15 (p)	6,800

	Water & Sewer — 0.4%
	City of Cincinnati, Water System,
3,805	Series A, Rev., 5.000%, 12/01/17	4,440
4,650	Series A, Rev., 5.000%, 12/01/18	5,524

		9,964

	Total Ohio	87,491

	Oklahoma — 1.0%
	Education — 0.4%
	Tulsa County Industrial Authority, Jenks Public School,
1,125	Rev., 5.000%, 09/01/14	1,169
3,500	Rev., 5.500%, 09/01/15	3,813
5,210	Rev., 5.500%, 09/01/18	6,172

		11,154

	Other Revenue — 0.6%
1,380	Oklahoma City Water Utilities Trust, Water & Sewer, Rev., 5.000%, 07/01/27	1,587
2,195	Oklahoma Development Finance Authority, Department of Corrections Project, Rev., 5.000%, 04/01/23	2,565

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — Continued
	Oklahoma Turnpike Authority, Second Senior,
3,000	Series A, Rev., 5.000%, 01/01/22	3,522
2,000	Series A, Rev., 5.000%, 01/01/24	2,295
5,500	Tulsa County Industrial Authority, Broken Arrow Public Schools Project, Rev., 5.000%, 09/01/19	6,408

		16,377

	Total Oklahoma	27,531

	Oregon — 1.1%
	Certificate of Participation/Lease — 0.5%
	Oregon State Department of Administrative Services,
3,425	Series A, COP, 5.000%, 05/01/20	3,970
3,350	Series A, COP, 5.000%, 05/01/21	3,814
6,965	Series A, COP, 5.000%, 05/01/22	7,834

		15,618

	General Obligation — 0.1%
1,500	Clackamas County, School District No. 12, GO, AGM, 5.000%, 06/15/18	1,766
100	Marion County, GO, AMBAC, 5.500%, 06/01/23	125

		1,891

	Other Revenue — 0.2%
1,500	Oregon State Department of Administrative Services, Lottery, Series A, Rev., 5.000%, 04/01/27	1,712
2,715	Oregon State Department of Transportation, Series B, Rev., 5.000%, 11/15/14 (p)	2,850

		4,562

	Special Tax — 0.0% (g)
1,250	Oregon State Department of Transportation, Senior Lien, Series C, Rev., 5.000%, 11/15/17	1,457

	Water & Sewer — 0.3%
6,560	City of Portland, Sewer Systems, First Lien, Series A, Rev., 5.000%, 06/15/18	7,724

	Total Oregon	31,252

	Pennsylvania — 3.2%
	Education — 0.1%
	Pennsylvania State University,
1,250	Series A, Rev., 5.000%, 03/01/22	1,413
2,000	Series A, Rev., 5.000%, 03/01/23	2,261

		3,674

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN TAX AWARE FUNDS	23

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	General Obligation — 2.3%
9,265	Allegheny County, Series C-57, GO, NATL-RE, FGIC, 5.000%, 11/01/15	9,683
865	Central Bucks School District, GO, NATL-RE, FGIC, 5.000%, 05/15/15 (p)	928
4,585	Chester County, Unrefunded Balance, GO, 5.000%, 07/15/22	5,215
3,000	Commonwealth of Pennsylvania, GO, 5.000%, 07/01/18	3,540
	Commonwealth of Pennsylvania, First Series,
14,865	GO, 5.000%, 05/15/18	17,493
9,660	GO, 5.000%, 07/01/22	11,589
4,000	Commonwealth of Pennsylvania, Second Series, GO, 5.000%, 01/01/22	4,359
4,195	Commonwealth of Pennsylvania, Third Series, GO, 5.375%, 07/01/21	5,133
1,060	Marple Newtown School District, GO, AGM, 5.000%, 03/01/17	1,161
	Red Lion Area School District,
1,860	GO, AGM, 5.000%, 05/01/20	2,122
1,200	GO, AGM, 5.000%, 05/01/21	1,356
2,365	GO, AGM, 5.000%, 05/01/22	2,660

		65,239

	Hospital — 0.3%
5,500	Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center, Series A, Rev., 5.000%, 09/01/14	5,715
3,000	Sayre Health Care Facilities Authority, Guthrie Health, Rev., VAR, 0.955%, 12/01/24	2,671

		8,386

	Other Revenue — 0.1%
2,500	Northampton County General Purpose Authority, Saint Lukes Hospital Project, Series C, Rev., VAR, 4.500%, 08/15/16	2,686
1,100	Pennsylvania Turnpike Commission, Series A, Rev., AGM, 5.250%, 07/15/22	1,287

		3,973

	Prerefunded — 0.1%
2,550	Chester County, GO, 5.000%, 07/15/17 (p)	2,952

	Transportation — 0.1%
2,070	Pennsylvania Turnpike Commission, Series A, Rev., AGM-CR, AMBAC, 5.000%, 12/01/18	2,324

	Water & Sewer — 0.2%
5,000	Altoona City Authority, Rev., AGM, 5.250%, 11/01/18	5,802

	Total Pennsylvania	92,350

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Rhode Island — 0.0% (g)
	Other Revenue — 0.0% (g)
	Rhode Island Health & Educational Building Corp., Brown University,
810	Series A, Rev., 5.000%, 09/01/23	946
655	Series A, Rev., 5.000%, 09/01/25	750

	Total Rhode Island	1,696

	South Carolina — 1.9%
	Education — 0.1%
3,025	Scago Educational Facilities Corp. for Colleton School District, Pickens County Project, Rev., AGM, 5.000%, 12/01/21	3,348

	General Obligation — 0.7%
1,175	State of South Carolina, Series A, GO, 5.000%, 06/01/20	1,417
10,000	State of South Carolina, Highway, Series A, GO, 5.000%, 06/01/19	11,963
	York County School District No. 1,
2,170	Series A, GO, SCSDE, 5.250%, 03/01/21	2,502
4,740	Series A, GO, SCSDE, 5.250%, 03/01/22	5,401

		21,283

	Other Revenue — 0.2%
2,500	Charleston Educational Excellence Financing Corp., Charleston County School District Project, Rev., 5.000%, 12/01/24	2,903
1,500	City of Columbia, Rev., 5.000%, 02/01/26	1,709

		4,612

	Utility — 0.8%
	Piedmont Municipal Power Agency,
13,185	Series A3, Rev., AGC, 5.000%, 01/01/17	14,834
7,000	Series A3, Rev., AGC, 5.000%, 01/01/18	8,053

		22,887

	Water & Sewer — 0.1%
2,220	City of Charleston, Waterworks & Sewer System, Series A, Rev., 5.000%, 01/01/22	2,522

	Total South Carolina	54,652

	Tennessee — 1.0%
	Education — 0.3%
8,190	Metropolitan Government Nashville & Davidson County, Health & Educational Facilities Building, Vanderbilt University, Series A, Rev., 5.000%, 10/01/18	9,730

	General Obligation — 0.4%
2,325	City of Memphis, General Improvement, GO, NATL-RE, 5.250%, 10/01/18	2,782

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	General Obligation — Continued
	Metropolitan Government Nashville & Davidson County,
1,030	GO, 5.000%, 07/01/24	1,209
4,050	Series B, GO, 5.000%, 08/01/16 (p)	4,550
1,000	Metropolitan Government of Nashville & Davidson County, Improvement, Series A, GO, 5.000%, 01/01/28	1,123
1,500	State of Tennessee, Series C, GO, 5.000%, 05/01/16	1,671

		11,335

	Other Revenue — 0.2%
4,000	City of Memphis, Rev., 5.000%, 12/01/15	4,379

	Water & Sewer — 0.1%
2,070	City of Memphis, Sewer System, Rev., AGM, 5.000%, 05/01/17	2,374

	Total Tennessee	27,818

	Texas — 9.3%
	Certificate of Participation/Lease — 0.1%
1,550	Texas Public Finance Authority, State Preservation Board Projects, Series B, Rev., COP, AMBAC, 5.000%, 02/01/18	1,604

	Education — 0.9%
	Southwest Higher Education Authority, Southern Methodist University Project,
1,000	Rev., 5.000%, 10/01/14	1,043
2,000	Rev., 5.000%, 10/01/20	2,356
3,000	Rev., 5.000%, 10/01/21	3,474
	Texas State University Systems,
3,150	Rev., 5.250%, 03/15/27	3,517
1,000	Series A, Rev., AMBAC, 5.500%, 03/15/17	1,112
	University of North Texas, Financing System,
1,255	Series A, Rev., 5.000%, 04/15/20	1,457
2,500	Series A, Rev., 5.000%, 04/15/22	2,899
	University of Texas, Financing System,
3,000	Series B, Rev., 5.000%, 08/15/16 (p)	3,375
2,500	Series B, Rev., 5.250%, 08/15/17	2,922
500	Series C, Rev., 5.000%, 08/15/18	592
	Waco Educational Finance Corp., Baylor University,
2,275	Series C, Rev., 5.000%, 03/01/21	2,563
1,215	Series C, Rev., 5.000%, 03/01/22	1,363

		26,673

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — 4.1%
1,075	Bexar County, GO, 5.250%, 06/15/22	1,226
2,260	City of Fort Worth, General Purpose, GO, 5.000%, 03/01/18	2,642
4,485	City of Garland, Series A, GO, 5.000%, 02/15/23	5,062
2,000	City of Houston, Public Improvement, Series A, GO, 5.000%, 03/01/25	2,316
	City of Pflugerville, Limited Tax,
700	GO, 5.000%, 08/01/22	832
680	GO, 5.000%, 08/01/23	795
	City of San Antonio,
2,000	GO, 5.000%, 08/01/24	2,318
4,735	GO, 5.000%, 08/01/26	5,373
	City of San Antonio, General Improvement,
700	GO, 5.000%, 08/01/23	820
1,500	GO, 5.000%, 08/01/24	1,739
2,735	GO, 5.000%, 08/01/27	3,069
	Collin County, Tax Road,
90	GO, 5.000%, 02/15/15 (p)	95
95	GO, 5.000%, 02/15/15 (p)	101
	Crandall Independent School District,
1,150	Series A, GO, PSF-GTD, Zero Coupon, 08/15/25	736
2,140	Series A, GO, PSF-GTD, Zero Coupon, 08/15/26	1,306
2,145	Series A, GO, PSF-GTD, Zero Coupon, 08/15/27	1,227
2,105	Series A, GO, PSF-GTD, Zero Coupon, 08/15/28	1,193
1,965	Dallas County Community College District, GO, 5.000%, 02/15/24	2,279
	Deer Park Independent School District, Limited Tax,
1,000	GO, AGM, 4.000%, 02/15/15	1,047
1,000	GO, AGM, 5.250%, 02/15/26	1,114
1,000	GO, AGM, 5.250%, 02/15/27	1,091
3,680	Edinburg Consolidated Independent School District, School Building, Series A, GO, AGM, 5.000%, 08/15/18	4,347
1,000	Fort Bend County, Road, GO, 5.000%, 03/01/20	1,191
1,830	Harlandale Independent School District, GO, AGC, 5.000%, 08/01/27	1,955
4,800	Harris County Flood Control District, Series A, GO, 5.250%, 10/01/19	5,809
	Harris County, Permanent Improvement,
1,500	Series B, GO, 5.000%, 10/01/15	1,634
1,605	Series B, GO, 5.000%, 10/01/19	1,920

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN TAX AWARE FUNDS	25

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	General Obligation — Continued
	Harris County, Road,
2,750	Series A, GO, 5.250%, 10/01/18	3,294
2,000	Series A, GO, 5.250%, 10/01/19	2,421
	Hays County,
1,000	GO, 5.000%, 02/15/23	1,129
1,785	GO, 5.000%, 02/15/24	1,996
2,410	GO, 5.000%, 02/15/25	2,671
1,500	Hays County, Pass-Through Toll, GO, 5.000%, 02/15/23	1,693
665	La Joya Independent School District, GO, PSF-GTD, 5.000%, 02/15/17	731
	Longview Independent School District, Capital Appreciation, School Building,
1,575	GO, PSF-GTD, Zero Coupon, 02/15/14	1,574
2,210	GO, PSF-GTD, Zero Coupon, 02/15/15	2,196
3,870	GO, PSF-GTD, Zero Coupon, 02/15/16	3,804
2,730	North East Independent School District, Capital Appreciation, School Building, Series A, GO, PSF-GTD, Zero Coupon, 08/01/15	2,703
3,000	Pasadena Independent School District, School Building, GO, PSF-GTD, 5.000%, 02/15/27	3,433
	San Jacinto Community College District,
4,920	GO, 5.000%, 02/15/18	5,712
5,000	GO, 5.000%, 02/15/34	5,485
1,330	GO, AMBAC, 5.000%, 02/15/19	1,489
390	GO, AMBAC, 5.000%, 02/15/20	436
2,600	San Jacinto Community College District, Limited Tax, GO, 5.000%, 02/15/40	2,672
2,000	Socorro Independent School District, GO, PSF-GTD, 5.000%, 08/15/22	2,380
8,000	State of Texas, Public Finance Authority, Series A, GO, 5.000%, 10/01/16	9,046
	State of Texas, Water Financial Assistance,
2,500	Series A, GO, 5.000%, 08/01/20	2,920
4,340	Series A, GO, 5.000%, 08/01/21	5,043
1,800	Tarrant County, Limited Tax, GO, 5.000%, 07/15/20	2,068

		118,133

	Hospital — 0.2%
5,120	Harris County Health Facilities Development Corp., Hermann Memorial Healthcare System, Series B, Rev., 7.200%, 12/01/14 (p)	5,505
1,350	Tarrant County Cultural Education Facilities Finance Corp., Texas Health Resources, Series A, Rev., 5.000%, 02/15/15	1,427

		6,932

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — 1.2%
1,000	City of Austin, Water & Wastewater System, Rev., 5.000%, 05/15/20	1,187
905	City of El Paso, Water & Sewer Revenue, Series A, Rev., 4.000%, 03/01/20	1,016
	City of San Antonio, Water System Junior Lien,
1,000	Rev., 5.000%, 05/15/21 (w)	1,191
1,600	Rev., 5.000%, 05/15/22 (w)	1,909
1,500	Rev., 5.000%, 05/15/23 (w)	1,790
1,250	Rev., 5.000%, 05/15/24 (w)	1,466
	Coastal Water Authority, City of Houston Projects,
100	Rev., 4.000%, 12/15/18	113
3,315	Rev., 5.000%, 12/15/23	3,768
	Grand Parkway Transportation Corp.,
7,500	Series B, Rev., 5.000%, 04/01/53	7,411
10,000	Series B, Rev., 5.250%, 10/01/51	10,177
3,000	Houston Airport System, Sub Lien, Series B, Rev., 5.000%, 07/01/26	3,285

		33,313

	Prerefunded — 0.3%
5,550	City of Houston, Water and Sewer System, Junior Lien, Series A, Rev., AGM, 5.750%, 12/01/32 (p)	7,080
1,000	North Texas Tollway Authority, Dallas North Tollway System, Series A, Rev., AGM, 5.000%, 01/01/15 (p)	1,055

		8,135

	Special Tax — 0.3%
	Carroll Independent School District,
1,000	Series C, GO, 5.000%, 02/15/20	1,173
945	Series C, GO, 5.000%, 02/15/22	1,093
325	Series C, GO, 5.000%, 02/15/23	375
5,000	Texas State Transportation Commission, First Tier, Series A, Rev., 5.000%, 04/01/18	5,522

		8,163

	Transportation — 1.1%
	Dallas Area Rapid Transit, Senior Lien,
4,620	Rev., 5.000%, 12/01/21	5,325
3,000	Rev., 5.250%, 12/01/48	3,072
10,000	Series A, Rev., 5.000%, 12/01/16	11,358
7,660	Series A, Rev., 5.000%, 12/01/21	8,845
	Dallas-Fort Worth International Airport,
1,000	Series A, Rev., 5.000%, 11/01/19	1,162
2,000	Series A, Rev., 5.000%, 11/01/21	2,192

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Transportation — Continued
600	Texas State Transportation Commission, First Tier, Series A, Rev., 5.250%, 04/01/14	613

		32,567

	Water & Sewer — 1.1%
3,880	City of Dallas, Waterworks & Sewer Systems, Rev., AMBAC, 5.000%, 10/01/17	4,508
	North Texas Municipal Water District,
2,030	Rev., 5.000%, 06/01/15	2,176
2,230	Rev., 5.000%, 06/01/17	2,547
2,130	Rev., 5.000%, 06/01/18	2,483
2,695	Rev., 5.000%, 06/01/21	3,049
2,955	Rev., 5.000%, 06/01/23	3,361
3,405	Rev., 5.000%, 06/01/26	3,826
	Texas Water Development Board, State Revolving Fund,
3,200	Sub Series A-1, Rev., 5.000%, 07/15/17	3,700
3,820	Sub Series A-1, Rev., 5.000%, 07/15/20	4,527

		30,177

	Total Texas	265,697

	Utah — 1.1%
	Education — 0.2%
	Utah State University of Agriculture & Applied Science,
1,000	Rev., 5.000%, 12/01/19	1,171
1,050	Rev., 5.000%, 12/01/20	1,209
1,100	Rev., 5.000%, 12/01/21	1,245
1,150	Rev., 5.000%, 12/01/22	1,287

		4,912

	General Obligation — 0.1%
1,365	Central Utah Water Conservancy District, Series C, GO, 5.000%, 04/01/18	1,598

	Industrial Development Revenue/Pollution Control Revenue — 0.1%
	Salt Lake County Municipal Building Authority,
1,125	Series A, Rev., 5.000%, 12/01/15	1,232
1,375	Series A, Rev., 5.000%, 12/01/16	1,557
1,000	Series A, Rev., 5.000%, 12/01/17	1,162

		3,951

	Other Revenue — 0.0% (g)
795	Utah Water Finance Agency, Loan Financing Program, Series A, Rev., AMBAC, 5.000%, 07/01/15	819

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — 0.3%
7,525	Utah Transit Authority, Series B, Rev., AGM, 4.750%, 12/15/15 (p)	8,224
1,315	Utah Water Finance Agency, Loan Financing Program, Series A, Rev., AMBAC, 5.000%, 07/01/14 (p)	1,357

		9,581

	Utility — 0.1%
1,680	Utah Municipal Power Agency, Electrical Systems, Series A, Rev., AMBAC, 5.000%, 07/01/16	1,856

	Water & Sewer — 0.3%
7,455	Metropolitan Water District of Salt Lake & Sandy, Series A, Rev., 5.000%, 07/01/26	8,224

	Total Utah	30,941

	Vermont — 0.3%
	Other Revenue — 0.3%
	University of Vermont & State Agricultural College,
4,230	Rev., AMBAC, 5.000%, 10/01/21	4,805
2,355	Rev., AMBAC, 5.000%, 10/01/22	2,667

	Total Vermont	7,472

	Virginia — 4.9%
	Education — 0.8%
	Virginia College Building Authority, Public Higher Education Financing Program,
9,080	Series B, Rev., 5.000%, 09/01/17	10,515
10,050	Series B, Rev., 5.000%, 09/01/19	11,983

		22,498

	General Obligation — 1.7%
5,180	Arlington County, Public Improvement, GO, 5.000%, 01/15/16	5,709
3,575	Chesterfield County, Public Improvement, Series A, GO, 5.000%, 01/01/16	3,933
205	City of Richmond, Public Improvement, Series D, GO, 5.000%, 07/15/26	240
	Commonwealth of Virginia,
2,725	Series A, GO, 5.000%, 06/01/14	2,802
17,575	Series D, GO, 5.000%, 06/01/20	20,736
6,495	Fairfax County, Public Improvement, Series A, GO, 5.000%, 04/01/18 (p)	7,632
6,260	Prince William County, Public Improvement, Series A, GO, 5.000%, 08/01/18	7,418

		48,470

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN TAX AWARE FUNDS	27

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Industrial Development Revenue/Pollution Control Revenue — 0.1%
1,130	Virginia Public Building Authority, Series B, Rev., 5.000%, 08/01/17	1,306

	Other Revenue — 1.7%
	Virginia Public Building Authority,
5,330	Series A, Rev., 5.000%, 08/01/14	5,523
4,910	Series B-1, Rev., 5.000%, 08/01/18	5,796
5,620	Series C, Rev., 5.000%, 08/01/15 (p)	6,081
5,225	Series D, Rev., 5.000%, 08/01/17	6,038
	Virginia Public Building Authority, Public Facilities,
2,980	Series A, Rev., 5.000%, 08/01/20	3,566
5,650	Series B, Rev., 5.000%, 08/01/21	6,755
	Virginia Public School Authority, School Financing, 1997 Resolution,
8,490	Series A, Rev., 5.000%, 08/01/26	9,795
3,320	Series B, Rev., 5.250%, 08/01/17	3,867

		47,421

	Prerefunded — 0.3%
1,500	Arlington County, Public Improvement, GO, 5.250%, 05/15/14 (p)	1,541
7,000	Tobacco Settlement Financing Corp., Asset-Backed, Rev., 5.625%, 06/01/15 (p)	7,580

		9,121

	Resource Recovery — 0.1%
2,295	Virginia Resources Authority, Pooled Resources, Series A, Rev., 5.000%, 11/01/23	2,680

	Transportation — 0.2%
	Fairfax County EDA, Route 28 Project, Special Tax,
1,500	5.000%, 04/01/15	1,598
1,005	5.000%, 04/01/16	1,111
1,935	5.000%, 04/01/17	2,207
1,655	5.000%, 04/01/18	1,924

		6,840

	Total Virginia	138,336

	Washington — 2.9%
	General Obligation — 2.8%
5,000	King County School District No. 414, Lake Washington, GO, AGM, 5.000%, 12/01/20	5,708
	Snohomish County School District No. 201,
8,425	GO, 5.000%, 12/01/22	9,886
6,660	GO, 5.000%, 12/01/23	7,712
5,820	State of Washington, Series R-2012A, GO, 5.000%, 07/01/24	6,706

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — Continued
6,000	State of Washington, Motor Vehicle Tax Senior 520, Series C, GO, 5.000%, 06/01/23	7,028
	State of Washington, Various Purpose,
10,000	Series 2010C, GO, 5.000%, 08/01/34	10,782
1,000	Series C, GO, 5.000%, 01/01/18	1,168
2,000	Series D, GO, 5.000%, 02/01/24	2,360
12,400	Series R-2010A, GO, 5.000%, 01/01/22	14,250
7,750	Series R-2012C, GO, 5.000%, 07/01/25	8,960
4,690	Yakima County School District No. 7, GO, 5.500%, 12/01/23	5,561

		80,121

	Hospital — 0.1%
1,225	Washington Health Care Facilities Authority, Multicare Health Care System, Series A, Rev., AGM, 5.250%, 08/15/23	1,348

	Total Washington	81,469

	Wisconsin — 0.8%
	General Obligation — 0.8%
	State of Wisconsin,
5,000	Series 1, GO, NATL-RE, 5.000%, 05/01/14	5,121
10,000	Series 2, GO, 5.000%, 05/01/23	12,014
5,000	Series E, GO, NATL-RE, FGIC, 5.000%, 05/01/15	5,354

	Total Wisconsin	22,489

	Wyoming — 0.0% (g)
	Other Revenue — 0.0% (g)
150	Wyoming State Loan & Investment Board, Capital Facilities, Rev., 5.000%, 10/01/14 (p)	157

	Total Municipal Bonds (Cost $2,578,603)	2,724,766

SHARES
Short-Term Investment — 6.5%
	Investment Company — 6.5%
185,483	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.010% † (b) (l) (m) (Cost $185,483)	185,483

	Total Investments — 102.3% (Cost $2,764,086)	2,910,249
	Liabilities in Excess of Other Assets — (2.3)%	(65,568)

	NET ASSETS — 100.0%	$2,844,681

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2013

Inflation-Linked Swaps (Amounts in thousands)
	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Barclays Bank plc	2.573% at termination	CPI-U at termination	01/15/14	$50,000	$(2,683)
Barclays Bank plc	2.993% at termination	CPI-U at termination	01/15/14	25,000	(2,198)
Barclays Bank plc	2.920% at termination	CPI-U at termination	01/15/15	25,000	(2,536)
Barclays Bank plc	3.007% at termination	CPI-U at termination	01/15/15	20,000	(2,219)
Barclays Bank plc	2.610% at termination	CPI-U at termination	03/19/15	50,000	(3,471)
Barclays Bank plc	2.675% at termination	CPI-U at termination	10/12/15	50,000	(3,673)
Barclays Bank plc	2.998% at termination	CPI-U at termination	01/15/16	25,000	(3,039)
Barclays Bank plc	2.095% at termination	CPI-U at termination	05/24/16	27,000	(192)
Barclays Bank plc	2.943% at termination	CPI-U at termination	06/14/16	5,000	(560)
Barclays Bank plc	2.930% at termination	CPI-U at termination	06/15/16	3,000	(332)
Barclays Bank plc	2.680% at termination	CPI-U at termination	07/15/16	25,000	(2,121)
Barclays Bank plc	2.718% at termination	CPI-U at termination	01/15/17	50,000	(4,740)
Barclays Bank plc	2.812% at termination	CPI-U at termination	10/12/19	25,000	(2,584)
Barclays Bank plc	2.590% at termination	CPI-U at termination	12/31/19	35,000	(1,193)
Barclays Bank plc	2.420% at termination	CPI-U at termination	05/24/20	25,000	(527)
BNP Paribas	1.980% at termination	CPI-U at termination	01/31/14	100,000	755
BNP Paribas	2.395% at termination	CPI-U at termination	05/31/16	100,000	(2,918)
BNP Paribas	2.100% at termination	CPI-U at termination	08/26/18	25,000	36
BNP Paribas	2.105% at termination	CPI-U at termination	08/26/18	12,000	14
BNP Paribas	2.098% at termination	CPI-U at termination	09/09/18	89,000	149
BNP Paribas	2.350% at termination	CPI-U at termination	07/06/20	25,000	(253)
Citibank, N.A.	1.200% at termination	CPI-U at termination	04/23/14	50,000	32
Citibank, N.A.	2.420% at termination	CPI-U at termination	06/30/20	50,000	(914)
Citibank, N.A.	2.410% at termination	CPI-U at termination	07/01/20	50,000	(854)
Citibank, N.A.	2.330% at termination	CPI-U at termination	07/06/20	50,000	(395)
Credit Suisse International	1.900% at termination	CPI-U at termination	05/02/14	49,000	(354)
Credit Suisse International	1.840% at termination	CPI-U at termination	05/09/14	50,000	(342)
Credit Suisse International	1.880% at termination	CPI-U at termination	01/02/15	50,000	(505)
Credit Suisse International	2.250% at termination	CPI-U at termination	05/09/17	50,000	(1,114)
Credit Suisse International	2.178% at termination	CPI-U at termination	05/28/18	65,000	(587)
Deutsche Bank AG, New York	1.865% at termination	CPI-U at termination	01/03/15	50,000	(492)
Deutsche Bank AG, New York	1.990% at termination	CPI-U at termination	06/08/15	40,000	(46)
Deutsche Bank AG, New York	2.135% at termination	CPI-U at termination	08/03/16	100,000	(1,065)
Deutsche Bank AG, New York	2.500% at termination	CPI-U at termination	02/25/18	50,000	(1,276)
Deutsche Bank AG, New York	2.410% at termination	CPI-U at termination	06/30/20	100,000	(1,717)
Morgan Stanley Capital Services	2.268% at termination	CPI-U at termination	03/01/15	212,000	(3,940)
Morgan Stanley Capital Services	2.175% at termination	CPI-U at termination	10/01/18	50,000	(89)
Royal Bank of Scotland	1.840% at termination	CPI-U at termination	05/09/14	50,000	(342)
Royal Bank of Scotland	2.430% at termination	CPI-U at termination	06/28/20	25,000	(487)
Royal Bank of Scotland	2.423% at termination	CPI-U at termination	06/30/20	75,000	(1,399)
Royal Bank of Scotland	0.036% at termination	CPI-U at termination	07/31/29	49,000	(10,294)
Union Bank of Switzerland AG	2.170% at termination	CPI-U at termination	04/22/18	50,000	(494)
Union Bank of Switzerland AG	2.275% at termination	CPI-U at termination	07/02/18	50,000	(612)
Union Bank of Switzerland AG	2.220% at termination	CPI-U at termination	07/06/18	50,000	(353)
Union Bank of Switzerland AG	2.480% at termination	CPI-U at termination	07/01/22	50,000	(808)

					$(62,732)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN TAX AWARE FUNDS	29

JPMorgan Tax Aware Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013

AGC	— Insured by Assured Guaranty Corp.
AGM	— Insured by Assured Guaranty Municipal Corp.
AMBAC	— Insured by American Municipal Bond Assurance Corp.
AMT	— Alternative Minimum Tax
BHAC	— Insured by Berkshire Hathaway Assurance Corp.
COP	— Certificate of Participation
CPI-U	— Consumer Price Index for All Urban Consumers
CR	— Custodial Receipts
EDA	— Economic Development Authority
FGIC	— Insured by Financial Guaranty Insurance Co.
GAN	— Grant Anticipation Notes
GO	— General Obligation
GTD	— Guaranteed
IBC	— Insured Bond Certificates
ICC	— Insured Custody Certificates
IDA	— Industrial Development Authority
NATL	— Insured by National Public Finance Guarantee Corp.
PSF	— Permanent School Fund
Q-SBLF	— Qualified School Bond Loan Fund
RE	— Reinsured
Rev.	— Revenue

SCSDE	— South Carolina School District Enhancement
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of October 31, 2013.

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(l)	— The rate shown is the current yield as of October 31, 2013.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(p)	— Security is prerefunded or escrowed to maturity.
(r)	— Rates shown are per annum and payments are as described.
(t)	— The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(w)	— When-issued security
†	— Approximately $59,470,000 of this investment is restricted as collateral for swaps to various brokers.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2013	J.P. MORGAN TAX AWARE FUNDS	31

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2013

(Amounts in thousands, except per share amounts)

	Tax Aware Equity Fund		Tax Aware Real Return Fund
ASSETS:
Investments in non-affiliates, at value	$1,119,420		$2,724,766
Investments in affiliates, at value	897		126,013
Investments in affiliates — restricted, at value	—		59,470

Total investment securities, at value	1,120,317		2,910,249
Receivables:
Investment securities sold	7,937		—
Fund shares sold	745		2,275
Interest and dividends from non-affiliates	839		37,143
Dividends from affiliates	—	(a)	1
Tax reclaims	4		—
Outstanding swap contracts, at value	—		986

Total Assets	1,129,842		2,950,654

LIABILITIES:
Payables:
Due to custodian	8,282		—
Distributions	—		5,212
Investment securities purchased	6,738		10,260
Fund shares redeemed	8,096		25,143
Outstanding swap contracts, at value	—		63,718
Accrued liabilities:
Investment advisory fees	330		834
Administration fees	80		—
Shareholder servicing fees	218		461
Distribution fees	3		87
Custodian and accounting fees	14		26
Collateral management fees	—		9
Trustees’ and Chief Compliance Officer’s fees	1		2
Other	58		221

Total Liabilities	23,820		105,973

Net Assets	$1,106,022		$2,844,681

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2013

	Tax Aware Equity Fund	Tax Aware Real Return Fund
NET ASSETS:
Paid-in-Capital	$762,583	$2,807,621
Accumulated undistributed (distributions in excess of) net investment income	587	2,334
Accumulated net realized gains (losses)	(11,216)	(48,705)
Net unrealized appreciation (depreciation)	354,068	83,431

Total Net Assets	$1,106,022	$2,844,681

Net Assets:
Class A	$7,944	$153,819
Class C	1,950	83,639
Class R6	—	102,671
Institutional Class	120,302	960,451
Select Class	975,826	1,544,101

Total	$1,106,022	$2,844,681

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	319	15,287
Class C	79	8,337
Class R6	—	10,182
Institutional Class	4,827	95,293
Select Class	39,215	153,444

Net Asset Value (a):
Class A — Redemption price per share	$24.87	$10.06
Class C — Offering price per share (b)	24.78	10.03
Class R6 — Offering and redemption price per share	—	10.08
Institutional Class — Offering and redemption price per share	24.92	10.08
Select Class — Offering and redemption price per share	24.88	10.06
Class A maximum sales charge	5.25%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$26.25	$10.45

Cost of investments in non-affiliates	$765,352	$2,578,603
Cost of investments in affiliates	897	126,013
Cost of investments in affiliates — restricted	—	59,470

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN TAX AWARE FUNDS	33

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2013

(Amounts in thousands)

	Tax Aware Equity Fund		Tax Aware Real Return Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$97,623
Interest income from affiliates	—		7
Dividend income from non-affiliates	20,137		—
Dividend income from affiliates	6		7

Total investment income	20,143		97,637

EXPENSES:
Investment advisory fees	3,495		11,149
Administration fees	843		2,689
Distribution fees:
Class A	15		511
Class C	12		766
Shareholder servicing fees:
Class A	15		511
Class C	4		256
Institutional Class	134		1,051
Select Class	2,144		4,520
Custodian and accounting fees	50		182
Professional fees	68		155
Collateral management fees	—		35
Interest expense to affiliates	—	(a)	—
Trustees’ and Chief Compliance Officer’s fees	10		28
Printing and mailing costs	30		64
Registration and filing fees	55		104
Transfer agent fees	36		409
Other	19		34

Total expenses	6,930		22,464

Less amounts waived	(38)		(2,528)

Net expenses	6,892		19,936

Net investment income (loss)	13,251		77,701

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	77,946		(1,469)
Swaps	—		(18,038)

Net realized gain (loss)	77,946		(19,507)

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	163,223		(107,160)
Swaps	—		(20,499)

Change in net unrealized appreciation/depreciation	163,223		(127,659)

Net realized/unrealized gains (losses)	241,169		(147,166)

Change in net assets resulting from operations	$254,420		$(69,465)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2013

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Tax Aware Equity Fund		Tax Aware Real Return Fund
	Year Ended 10/31/2013	Year Ended 10/31/2012	Year Ended 10/31/2013	Year Ended 10/31/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$13,251	$9,942	$77,701	$78,261
Net realized gain (loss)	77,946	39,790	(19,507)	11,871
Change in net unrealized appreciation/depreciation	163,223	54,454	(127,659)	82,501

Change in net assets resulting from operations	254,420	104,186	(69,465)	172,633

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(78)	(50)	(4,218)	(4,832)
Class C
From net investment income	(14)	(9)	(1,495)	(1,791)
Class R6 (a)
From net investment income	—	—	(710)	—
Institutional Class
From net investment income	(2,365)	(4,450)	(24,904)	(22,553)
Select Class
From net investment income	(12,877)	(5,741)	(39,858)	(48,058)

Total distributions to shareholders	(15,334)	(10,250)	(71,185)	(77,234)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(972)	35,380	(270,693)	123,212

NET ASSETS:
Change in net assets	238,114	129,316	(411,343)	218,611
Beginning of period	867,908	738,592	3,256,024	3,037,413

End of period	$1,106,022	$867,908	$2,844,681	$3,256,024

Accumulated undistributed (distributions in excess of) net investment income	$587	$2,716	$2,334	$(4,182)

(a)	Commencement of offering of class of shares effective August 16, 2013 for Tax Aware Real Return Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN TAX AWARE FUNDS	35

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Aware Equity Fund		Tax Aware Real Return Fund
	Year Ended 10/31/2013	Year Ended 10/31/2012	Year Ended 10/31/2013	Year Ended 10/31/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$4,366	$351	$53,434	$83,242
Distributions reinvested	66	49	3,716	4,206
Cost of shares redeemed	(2,793)	(843)	(116,405)	(53,725)

Change in net assets resulting from Class A capital transactions	$1,639	$(443)	$(59,255)	$33,723

Class C
Proceeds from shares issued	$335	$370	$16,625	$25,012
Distributions reinvested	11	7	1,160	1,432
Cost of shares redeemed	(210)	(170)	(38,088)	(21,747)

Change in net assets resulting from Class C capital transactions	$136	$207	$(20,303)	$4,697

Class R6 (a)
Proceeds from shares issued	$—	$—	$100,050	$—
Distributions reinvested	—	—	710	—

Change in net assets resulting from Class R6 capital transactions	$—	$—	$100,760	$—

Institutional Class
Proceeds from shares issued	$85,471	$24,653	$549,614	$409,896
Distributions reinvested	405	322	6,588	6,724
Cost of shares redeemed	(146,517)	(406,503)	(491,715)	(235,278)

Change in net assets resulting from Institutional Class capital transactions	$(60,641)	$(381,528)	$64,487	$181,342

Select Class
Proceeds from shares issued	$420,057	$555,508	$599,851	$543,917
Distributions reinvested	280	147	3,075	4,315
Cost of shares redeemed	(362,443)	(138,511)	(959,308)	(644,782)

Change in net assets resulting from Select Class capital transactions	$57,894	$417,144	$(356,382)	$(96,550)

Total change in net assets resulting from capital transactions	$(972)	$35,380	$(270,693)	$123,212

(a)	Commencement of offering of class of shares effective August 16, 2013 for Tax Aware Real Return Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2013

	Tax Aware Equity Fund		Tax Aware Real Return Fund
	Year Ended 10/31/2013	Year Ended 10/31/2012	Year Ended 10/31/2013	Year Ended 10/31/2012
SHARE TRANSACTIONS:
Class A
Issued	203	18	5,149	7,974
Reinvested	3	3	362	404
Redeemed	(137)	(44)	(11,416)	(5,158)

Change in Class A Shares	69	(23)	(5,905)	3,220

Class C
Issued	14	20	1,599	2,406
Reinvested	1	— (b)	114	138
Redeemed	(10)	(9)	(3,754)	(2,094)

Change in Class C Shares	5	11	(2,041)	450

Class R6 (a)
Issued	—	—	10,111	—
Reinvested	—	—	71	—

Change in Class R6 Shares	—	—	10,182	—

Institutional Class
Issued	3,936	1,354	53,040	39,000
Reinvested	19	18	643	645
Redeemed	(6,687)	(21,737)	(48,138)	(22,486)

Change in Institutional Class Shares	(2,732)	(20,365)	5,545	17,159

Select Class
Issued	19,350	29,588	58,111	52,065
Reinvested	13	8	298	414
Redeemed	(16,531)	(7,323)	(93,329)	(61,603)

Change in Select Class Shares	2,832	22,273	(34,920)	(9,124)

(a)	Commencement of offering of class of shares effective August 16, 2013 for Tax Aware Real Return Fund.
(b)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN TAX AWARE FUNDS	37

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Tax Aware Equity Fund
Class A
Year Ended October 31, 2013	$19.60	$0.23	(f)(g)	$5.33	$5.56	$(0.29)
Year Ended October 31, 2012	17.43	0.18	(f)	2.18	2.36	(0.19)
March 22, 2011 (h) through October 31, 2011	18.15	0.10		(0.74)	(0.64)	(0.08)

Class C
Year Ended October 31, 2013	19.54	0.12	(f)(g)	5.32	5.44	(0.20)
Year Ended October 31, 2012	17.42	0.08	(f)	2.19	2.27	(0.15)
March 22, 2011 (h) through October 31, 2011	18.15	0.04		(0.74)	(0.70)	(0.03)

Institutional Class
Year Ended October 31, 2013	19.63	0.34	(f)(g)	5.32	5.66	(0.37)
Year Ended October 31, 2012	17.43	0.28	(f)	2.17	2.45	(0.25)
Year Ended October 31, 2011	16.71	0.23		0.71	0.94	(0.22)
Year Ended October 31, 2010	14.64	0.20		2.07	2.27	(0.20)
Year Ended October 31, 2009	13.09	0.24		1.55	1.79	(0.24)

Select Class
Year Ended October 31, 2013	19.60	0.29	(f)(g)	5.33	5.62	(0.34)
Year Ended October 31, 2012	17.43	0.21	(f)	2.20	2.41	(0.24)
March 22, 2011 (h) through October 31, 2011	18.15	0.11		(0.73)	(0.62)	(0.10)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01%, unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.20, $0.09, $0.31 and $0.25 for Class A, Class C, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.88%, 0.41%, 1.41% and 1.15% for Class A, Class C, Institutional Class and Select Class Shares, respectively.
(h)	Commencement of offering of class of shares.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)(e)

$24.87	28.65%	$7,944	0.96%		1.03	%(g)	0.96%		67%
19.60	13.64	4,902	0.96		0.95		0.96		55
17.43	(3.53)	4,766	0.97	(i)	0.89	(i)	0.97	(i)	60

24.78	28.03	1,950	1.46		0.56	(g)	1.46		67
19.54	13.10	1,432	1.46		0.43		1.46		55
17.42	(3.85)	1,097	1.46	(i)	0.39	(i)	1.47	(i)	60

24.92	29.13	120,302	0.55		1.56	(g)	0.56		67
19.63	14.19	148,369	0.55		1.53		0.56		55
17.43	5.66	486,833	0.55		1.30		0.61		60
16.71	15.64	472,717	0.55		1.27		0.58		65
14.64	14.03	385,639	0.55		1.79		0.61		84

24.88	28.96	975,826	0.71		1.29	(g)	0.71		67
19.60	13.93	713,205	0.71		1.12		0.71		55
17.43	(3.39)	245,896	0.72	(i)	1.14	(i)	0.72	(i)	60

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN TAX AWARE FUNDS	39

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Tax Aware Real Return Fund
Class A
Year Ended October 31, 2013	$10.51	$0.25	$(0.48)	$(0.23)	$(0.22)
Year Ended October 31, 2012	10.19	0.24	0.32	0.56	(0.24)
Year Ended October 31, 2011	10.07	0.26	0.12	0.38	(0.26)
Year Ended October 31, 2010	9.84	0.23	0.23	0.46	(0.23)
Year Ended October 31, 2009	9.08	0.28	0.75	1.03	(0.27)

Class C
Year Ended October 31, 2013	10.48	0.17	(0.47)	(0.30)	(0.15)
Year Ended October 31, 2012	10.16	0.18	0.32	0.50	(0.18)
Year Ended October 31, 2011	10.04	0.19	0.12	0.31	(0.19)
Year Ended October 31, 2010	9.82	0.16	0.23	0.39	(0.17)
Year Ended October 31, 2009	9.07	0.21	0.75	0.96	(0.21)

Class R6
August 16, 2013 (f) through October 31, 2013	9.92	0.05	0.18	0.23	(0.07)

Institutional Class
Year Ended October 31, 2013	10.53	0.27	(0.48)	(0.21)	(0.24)
Year Ended October 31, 2012	10.20	0.27	0.33	0.60	(0.27)
Year Ended October 31, 2011	10.08	0.28	0.12	0.40	(0.28)
Year Ended October 31, 2010	9.85	0.25	0.23	0.48	(0.25)
Year Ended October 31, 2009	9.10	0.30	0.75	1.05	(0.30)

Select Class
Year Ended October 31, 2013	10.51	0.25	(0.47)	(0.22)	(0.23)
Year Ended October 31, 2012	10.19	0.26	0.31	0.57	(0.25)
Year Ended October 31, 2011	10.07	0.27	0.12	0.39	(0.27)
Year Ended October 31, 2010	9.84	0.24	0.23	0.47	(0.24)
Year Ended October 31, 2009	9.09	0.28	0.75	1.03	(0.28)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01%, unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$10.06	(2.22)%	$153,819	0.75%	2.31%	0.97%	16%
10.51	5.55	222,694	0.75	2.34	0.97	8
10.19	3.80	183,105	0.75	2.53	0.97	14
10.07	4.69	185,970	0.74	2.30	0.98	16
9.84	11.51	155,982	0.74	2.90	1.00	9

10.03	(2.85)	83,639	1.40	1.67	1.47	16
10.48	4.92	108,755	1.40	1.70	1.47	8
10.16	3.13	100,908	1.40	1.88	1.48	14
10.04	3.96	107,844	1.39	1.65	1.48	16
9.82	10.73	89,259	1.39	2.16	1.50	9

10.08	2.33	102,671	0.38	2.69	0.47	16

10.08	(1.97)	960,451	0.50	2.57	0.57	16
10.53	5.91	944,652	0.50	2.58	0.57	8
10.20	4.05	740,738	0.50	2.78	0.58	14
10.08	4.95	672,006	0.49	2.55	0.58	16
9.85	11.66	612,933	0.49	3.09	0.60	9

10.06	(2.11)	1,544,101	0.65	2.42	0.72	16
10.51	5.66	1,979,923	0.65	2.46	0.72	8
10.19	3.91	2,012,662	0.65	2.63	0.73	14
10.07	4.80	2,224,519	0.64	2.40	0.73	16
9.84	11.53	2,170,175	0.64	2.95	0.75	9

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN TAX AWARE FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Tax Aware Equity Fund	Class A, Class C, Institutional Class and Select Class	Diversified
Tax Aware Real Return Fund	Class A, Class C, Class R6*, Institutional Class and Select Class	Diversified

*	Class R6 Shares of the Tax Aware Real Return Fund commenced operations on August 16, 2013.

The investment objective of Tax Aware Equity Fund is to seek to provide high after-tax total return from a portfolio of selected equity securities.

The investment objective of Tax Aware Real Return Fund is to seek to maximize after-tax inflation protected return.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, various forms of credit enhancements, such as bond insurance, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment.

42	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2013

The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Tax Aware Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,120,317	$—	$—	$1,120,317

Tax Aware Real Return Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$185,483	$2,724,766	$—	$2,910,249

Appreciation in Other Financial Instruments
Inflation-Linked Swaps	$—	$986	$—	$986

Depreciation in Other Financial Instruments
Inflation-Linked Swaps	$—	$(63,718)	$—	$(63,718)

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOI. Please refer to the SOI for the industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOI. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOI for state specifics of portfolio holdings.

There were no transfers among any levels during the year ended October 31, 2013.

B. Swaps — The Tax Aware Real Return Fund uses inflation-linked swaps to provide inflation protection within its portfolio. These transactions are negotiated contracts between the Fund and a counterparty to exchange cash flows at specified, future intervals.

The use of swaps exposes the Fund to interest rate risk. The Fund also may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying rate; (ii) counterparty credit risk related to the failure, by the counterparty to the swap, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and (iv) documentation risk relating to disagreement over contract terms.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

The value of a swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as

OCTOBER 31, 2013	J.P. MORGAN TAX AWARE FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

change in net unrealized appreciation or depreciation in the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The table below discloses the volume of the Fund’s swap activity during the year ended October 31, 2013 (amounts in thousands):

Interest Rate-Related Swaps (Inflation-Linked Swaps)	Tax Aware Real Return Fund
Average Notional Balance — Pays Fixed Rate	$2,320,154
Ending Notional Balance — Pays Fixed Rate	2,256,000

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding swap contracts with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts.

Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. Cash collateral posted by the Fund is invested in an affiliated money market fund (See Note 3.F.) and is reported on the Statements of Assets and Liabilities as Investments in affiliates — restricted. Collateral received by the Fund is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management services to the Fund (See Note 3.G.). These amounts are not reflected on the Fund’s Statements of Assets and Liabilities and are disclosed in the table below.

The Tax Aware Real Return Fund’s swap contracts at net value and collateral posted or received by counterparty as of October 31, 2013 are as follows (amounts in thousands):

Counterparty		Value of Swap Contracts	Collateral Amount
Barclays Bank plc	Collateral Posted	$(32,068)	$31,120
BNP Paribas		(2,217)	1,610
Citibank, N.A.		(2,131)	2,390
Credit Suisse International		(2,902)	2,690
Deutsche Bank AG, New York		(4,596)	4,160
Morgan Stanley Capital Services		(4,029)	3,510
Royal Bank of Scotland		(12,522)	12,260
UBS AG		(2,267)	1,730

Morgan Stanley Capital Services	Collateral Received	$—	$(524)

C. Summary of Derivatives Information

The following tables present the value of derivatives held as of October 31, 2013, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Tax Aware Real Return Fund

Derivative Contract	Statement of Assets and Liabilities Location
Gross Assets:		Swaps
Interest rate contracts	Receivables	$986

Gross Liabilities:
Interest rate contracts	Payables	$(63,718)

The following tables present the effect of derivatives on the Statements of Operations for the year ended October 31, 2013, by primary underlying risk exposure (amounts in thousands):

Tax Aware Real Return Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Swaps
Interest rate contracts (Inflation-Linked Swaps)	$(18,038)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Swaps
Interest rate contracts (Inflation-Linked Swaps)	$(20,499)

The Funds’ derivatives contracts held at October 31, 2013 are not accounted for as hedging instruments under GAAP.

44	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2013

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of October 31, 2013, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Tax Aware Equity Fund generally declares and pays distributions from net investment income quarterly. Tax Aware Real Return Fund generally declares and pays distributions from net investment income monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Tax Aware Equity Fund	$—	$(46)	$46
Tax Aware Real Return Fund	—	—	—

The reclassifications for the Funds relate primarily to non-taxable dividends.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Tax Aware Equity Fund	0.35%
Tax Aware Real Return Fund	0.35

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2013, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares. The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act.

OCTOBER 31, 2013	J.P. MORGAN TAX AWARE FUNDS	45

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C
Tax Aware Equity Fund	0.25%	0.75%
Tax Aware Real Return Fund	0.25	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2013, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Tax Aware Equity Fund	$1	$—	(a)
Tax Aware Real Return Fund	10	2

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Institutional Class	Select Class
Tax Aware Equity Fund	0.25%	0.25%	0.10%	0.25%
Tax Aware Real Return Fund	0.25	0.25	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R6	Institutional Class	Select Class
Tax Aware Equity Fund	1.05%	1.55%	n/a	0.55%	0.80%
Tax Aware Real Return Fund	0.75	1.40	0.40%	0.50	0.65

The expense limitation agreements were in effect for the year ended October 31, 2013. The contractual expense limitation percentages in the table above are in place until at least February 28, 2014.

For the year ended October 31, 2013, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Tax Aware Equity Fund	$—	$—	$16	$16
Tax Aware Real Return Fund	46	449	1,919	2,414

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

46	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2013

The amounts of these waivers resulting from investments in these money market funds for the year ended October 31, 2013 were as follows (amounts in thousands):

Tax Aware Equity Fund	$22
Tax Aware Real Return Fund	114

G. Collateral Management Fees — JPMCB provides derivatives collateral management services for the Tax Aware Real Return Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral Management fees on the Statements of Operations.

H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2013, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended October 31, 2013, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2013, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Tax Aware Equity Fund	$678,162	$660,628
Tax Aware Real Return Fund	506,765	786,392

During the year ended October 31, 2013, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at October 31, 2013 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Tax Aware Equity Fund	$774,552	$346,084	$319	$345,765
Tax Aware Real Return Fund	2,764,098	159,717	13,566	146,151

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended October 31, 2013 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Tax-Exempt Income	Total Distributions Paid
Tax Aware Equity Fund	$15,334	$—	$15,334
Tax Aware Real Return Fund	45	71,140	71,185

OCTOBER 31, 2013	J.P. MORGAN TAX AWARE FUNDS	47

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

The tax character of distributions paid during the year ended October 31, 2012 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Tax-Exempt Income	Total Distributions Paid
Tax Aware Equity Fund	$10,250	$—	$10,250
Tax Aware Real Return Fund	—	77,234	77,234

As of October 31, 2013, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Tax-Exempt Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Tax Aware Equity Fund	$623	$—	$(2,911)	$345,765
Tax Aware Real Return Fund	—	7,580	(48,692)	83,419

The cumulative timing differences primarily consist of distribution payable and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011, are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of October 31, 2013, the following Fund had post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Tax Aware Real Return Fund	$19,507	$—

As of October 31, 2013, the Funds had pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2017	2018	2019	Total
Tax Aware Equity Fund	$2,911	$—	$—	$2,911
Tax Aware Real Return Fund	26,211	2,850	124	29,185

During the year ended October 31, 2013, the following Fund utilized capital loss carryforwards as follows (amounts in thousands):

Tax Aware Equity Fund	$77,308

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

48	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2013

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2013. Average borrowings from the Facility for, or at any time during, the year ended October 31, 2013, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Outstanding	Interest Paid
Tax Aware Equity Fund	$14,180	1	$—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets. Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

Tax Aware Real Return Fund invests primarily in a portfolio of municipal debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and the Fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

Tax Aware Real Return Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements gives the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreement and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

8. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, “Balance Sheet: Disclosures about Offsetting Assets and Liabilities”. In January 2013, the FASB issued ASU 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”, which updated ASU 2011-11. The ASU creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives, repurchase agreements and securities lending transactions that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. This ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time management is evaluating the implications of these changes on the Funds’ financial statement disclosures.

OCTOBER 31, 2013	J.P. MORGAN TAX AWARE FUNDS	49

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Tax Aware Equity Fund and JPMorgan Tax Aware Real Return Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Tax Aware Equity Fund and JPMorgan Tax Aware Real Return Fund (each a separate Fund of JPMorgan Trust I) (hereafter referred to as the “Funds”) at October 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2013

50	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2013

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	171	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (effective 7/1/13); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	171	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present); Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	171	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	171	Director, Center for Communication, Hearing and Deafness (1990-present).

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	171	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	171	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	171	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	171	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	171	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

OCTOBER 31, 2013	J.P. MORGAN TAX AWARE FUNDS	51

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	171	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	171	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	171	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	171	Trustee, The Victory Portfolios (2000-2008).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of the Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (171 funds), including JPMorgan Mutual Fund Group which liquidated effective November 29, 2012 and is in the process of winding up its affairs.

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment adviser, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

52	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2013

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**

Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

OCTOBER 31, 2013	J.P. MORGAN TAX AWARE FUNDS	53

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2013, and continued to hold your shares at the end of the reporting period, October 31, 2013.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During the Period	Annualized Expense Ratio
Tax Aware Equity Fund
Class A
Actual*	$1,000.00	$1,127.30	$5.15	0.96%
Hypothetical*	1,000.00	1,020.37	4.89	0.96
Class C
Actual*	1,000.00	1,124.40	7.82	1.46
Hypothetical*	1,000.00	1,017.85	7.43	1.46
Institutional Class
Actual*	1,000.00	1,129.60	2.95	0.55
Hypothetical*	1,000.00	1,022.43	2.80	0.55
Select Class
Actual*	1,000.00	1,128.40	3.81	0.71
Hypothetical*	1,000.00	1,021.63	3.62	0.71

Tax Aware Real Return Fund
Class A
Actual*	1,000.00	974.50	3.73	0.75
Hypothetical*	1,000.00	1,021.42	3.82	0.75
Class C
Actual*	1,000.00	971.90	6.96	1.40
Hypothetical*	1,000.00	1,018.15	7.12	1.40
Class R6
Actual**	1,000.00	1,023.30	0.80	0.38
Hypothetical*	1,000.00	1,023.29	1.94	0.38
Institutional Class
Actual*	1,000.00	976.70	2.49	0.50
Hypothetical*	1,000.00	1,022.68	2.55	0.50
Select Class
Actual*	1,000.00	975.00	3.24	0.65
Hypothetical*	1,000.00	1,021.93	3.31	0.65

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	Expenses are equal to the Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 77/365 (to reflect the actual year period). Commencement of offering of class of shares was August 16, 2013.

54	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2013

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2013, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 22, 2013.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Adviser on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Adviser and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

OCTOBER 31, 2013	J.P. MORGAN TAX AWARE FUNDS	55

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services. The Board also reviewed the adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the adviser.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Funds benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the independent consultant and also considered the special analysis prepared by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to

56	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2013

each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Tax Aware Equity Fund’s performance was in the second quintile for Class A shares for the one-year period ended December 31, 2012 and in the first, second and second quintiles for Institutional Class shares for the one-, three- and five-year periods ended December 31, 2012, respectively, and that the independent consultant indicated that overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Tax Aware Real Return Fund’s performance was in the fourth, fifth and fifth quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2012, respectively. The Trustees noted further that the independent consultant indicated that the Fund met its risk objectives, but had underperformed its return objectives. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance and noted the difficulty in assigning the Fund a representative peer group given the Fund’s investment strategy. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the fixed income committee at each of their regular meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Tax Aware Equity Fund’s net advisory fee for Class A and Select Class shares was in the first and second quintiles, respectively, and that the actual total expenses for both Class A and Select Class shares were in the first quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Tax Aware Real Return Fund’s net advisory fee for both Class A and Select Class shares was in the fourth quintile, and that the actual total expenses for Class A and Select Class Shares were in the third and fifth quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was e reasonable.

OCTOBER 31, 2013	J.P. MORGAN TAX AWARE FUNDS	57

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2013. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2013. The information necessary to complete your income tax returns for the calendar year ending December 31, 2013 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each Fund hereby designates the following percentage or the maximum allowable percentage as ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended October 31, 2013:

Dividends Received Deduction
Tax Aware Equity Fund	100.00%

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2013, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%. Each Fund hereby designates the following amount or maximum allowable amount of ordinary income distributions as qualified dividends (amounts in thousands):

Qualified Dividend Income
Tax Aware Equity Fund	$15,334

Tax-Exempt Income

The following represents the percentage of distributions paid from net investment income that are exempt from federal income tax for the fiscal year ended October 31, 2013.

Exempt Distributions Paid
Tax Aware Real Return Fund	99.95%

58	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2013

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2013. All rights reserved. October 2013.	AN-TA-1013

Annual Report

J.P. Morgan Country/Region Funds

October 31, 2013

JPMorgan Asia Pacific Fund

JPMorgan China Region Fund

JPMorgan India Fund

JPMorgan Intrepid European Fund

JPMorgan Latin America Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

DECEMBER 4, 2013 (Unaudited)

Dear Shareholder:

Despite periods of heightened volatility, developed market equities, in aggregate, posted outstanding returns for the twelve months ended October 31, 2013. For much of the period, stocks were supported by solid corporate earnings and robust demand from investors looking to generate higher returns in the low interest rate environment. While it signaled a potential policy shift, the U.S. Federal Reserve (“Fed”) continued to pursue its highly accommodative policies in an attempt to lower unemployment and spur the economy. Many central banks overseas also maintained accommodative monetary policies aimed at stimulating their economies. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. Elsewhere, the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012.

“As the market’s periodic gyrations have demonstrated, it is critically important to maintain a long-term focus for your investment portfolio.”

Positive investor sentiment was interrupted several times during the reporting period, triggered by a number of factors including uncertainties regarding the U.S. “fiscal cliff” and sequestration, geopolitical issues, the Fed’s plans to begin “tapering” its asset purchase program, the partial federal government shutdown and the raising of the debt ceiling. Yet, market declines proved to be only temporary setbacks. All told, U.S. stocks rose sharply and achieved record highs on a number of occasions during the twelve months ended October 31, 2013. Overseas, developed international stocks also rallied sharply, while emerging market equities generated less robust returns given concerns regarding China’s economy and rising U.S. interest rates.

U.S. Treasury Yields Rise Sharply

Talk of Fed tapering negatively impacted the fixed income markets. U.S. Treasury security yields continued to be low from a historical perspective, but ended the period sharply higher than when the reporting period began. Still, U.S. Treasury yields fell from their reporting period peak in early September 2013 as the Fed chose to delay tapering its asset purchases. The yield for 10-year U.S. Treasury securities ended October 31, 2013 at 2.57%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.31% and 3.63%, respectively. Amid the rising interest rate environment, the overall U.S. fixed income market generated a negative return for the reporting period. High yield bonds (also known as “junk bonds”), in contrast, posted a solid gain, whereas emerging market debt securities declined.

Maintaining a Long-Term Perspective

While the global economy is far from robust, it is still on a growth path. Despite some recent mixed data, the expansion in the U.S. appears to be sustainable. In addition, Europe has finally emerged from its lengthy recession. Elsewhere, pro-growth initiatives in Japan have thus far yielded positive results. While growth in China has moderated, there have been some encouraging signs of late that its economy can avoid a “hard landing.”

We are encouraged by the stock market’s resiliency despite periods of elevated volatility. In addition, equity market correlations appear to be moderating, which could create a more favorable environment for active managers. Also, given the overall weakness in the bond market, valuations in a number of fixed income sectors have become more attractive.

As the market’s periodic gyrations have demonstrated, it is critically important to maintain a long-term focus for your investment portfolio. Furthermore, having a well-diversified investment portfolio that is allocated among a number of asset classes can potentially lessen the impact of market declines.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

OCTOBER 31, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	1

J.P. Morgan Country/Region Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED OCTOBER 31, 2013

The global financial markets experienced periods of volatility during the reporting period. This volatility was triggered by a number of factors, including mixed economic data, geopolitical issues, expectations for future central bank monetary policies and, in the U.S., the impact of the fiscal cliff, sequestration and partial government shutdown. Stock returns varied across countries and regions but were generally positive for the twelve months ended October 31, 2013.

Greater China

Over the reporting period, Taiwan led the region, especially during the second calendar quarter of 2013, when both Hong Kong and Chinese equities declined amid the possibility of the U.S. Federal Reserve tapering its quantitative easing program and a credit crunch in China. Overall, Hong Kong also fared better than China, especially helped by Macau gaming stocks. Chinese equities underperformed Hong Kong and Taiwan amid continued fears of incremental policy tightening in China, weak economic data until mid-2013 and a credit crunch in the interbank funding markets at the start of the summer. However, Chinese equities began to rally toward the end of the reporting period as economic data improved and the government announced the foundation of much-needed reforms in the years to come. In the end, stocks in the greater China region, as measured by the MSCI Golden Dragon Index (net of foreign withholding taxes), gained 12.89% for the twelve months ended October 31, 2013.

India

It was an exceptionally volatile environment for Indian equities during the reporting period. Worries over a withdrawal of U.S. quantitative easing negatively impacted the rupee, while economic growth in India faltered amid rising inflation and higher interest rates. Furthermore, a lack of government initiatives negatively affected investment and capital spending in the Indian economy. In summary, the global macro environment and domestic troubles weighed heavily on the markets, with the MSCI India Index (net of foreign withholding taxes) returning 0.65% for the twelve months ended October 31, 2013.

Europe

European stocks were positively impacted during the reporting period by generally strong investor demand. Also supporting the European equity market were continued policy accommodation by the European Central Bank and signs that the region had emerged from its lengthy recession. In the end, the MSCI Europe Index (net of foreign withholding taxes) gained 27.70% for the twelve months ended October 31, 2013.

Latin America

Latin American stocks underperformed their emerging market counterparts during the reporting period, as Brazil and the Andean countries were plagued by macroeconomic concerns and falling commodity prices. However, more attractive valuations in Brazil and meaningful reforms in Mexico were positive signals for Latin American equities. The MSCI Emerging Markets Latin America Index (net of foreign withholding taxes) returned -2.66% for the twelve months ended October 31, 2013.

2	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2013

JPMorgan Asia Pacific Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	16.06%
Morgan Stanley Capital International (“MSCI”)
All Country Asia Pacific ex-Japan Index (net of foreign withholding taxes)	11.63%

Net Assets as of 10/31/2013 (In Thousands)	$5,751

INVESTMENT OBJECTIVE**

The JPMorgan Asia Pacific Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the MSCI All Country Asia Pacific ex-Japan Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2013. Security selection in Hong Kong and Australia was the primary contributor to the Fund’s relative performance. The Fund’s security selection in Singapore detracted from relative performance.

The largest individual contributors to the Fund’s relative performance versus the Benchmark included its overweight positions in Galaxy Entertainment Group Ltd. and Great Wall Motor Co., Ltd. The Fund also benefited from not owning shares of Newcrest Mining Limited. Hong Kong-based Galaxy Entertainment Group Ltd., which owns and operates hotels and casinos in Macau, reported a sharp increase in profits as visitors increased spending at its two main casinos. Great Wall Motor Co., Ltd., a Chinese automobile manufacturer, reported a sharp increase in sales during the reporting period. Shares of Newcrest Mining Limited, Australia’s leading gold mining company, fell as gold prices dropped during much of the reporting period.

Individual detractors from the Fund’s relative performance included the Fund’s positioning in Tencent Holdings Ltd., Maruti Suzuki India Limited and NAVER Corp. Tencent Holdings Ltd., a Chinese online social media company, reported strong operating results during the reporting period. Therefore, the Fund’s underweight position relative to the Benchmark detracted from its relative performance. The Fund was overweight Maruti Suzuki India Limited, India’s biggest automobile manufacturer. This overweight detracted as the company’s shares were negatively impacted by falling sales. Shares of NAVER Corp. a South Korean internet content company, rose based on the company’s strong operating results during the period. As such, the Fund’s underweight position relative to the Benchmark detracted from its relative performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund employed bottom-up stock selection based on a systematic approach of finding what the Fund’s portfolio managers believed were securities that had attractive momentum characteristics, as well as securities that they believed were attractively valued and fundamentally strong. In country terms, the Fund’s largest overweights versus the Benchmark were in the Philippines and Hong Kong. The Fund largest underweights versus the Benchmark were in Singapore and Australia.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Samsung Electronics Co., Ltd. (South Korea)	4.4%
2.	BHP Billiton Ltd. (Australia)	3.5
3.	Commonwealth Bank of Australia (Australia)	3.1
4.	Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	2.7
5.	Westpac Banking Corp. (Australia)	2.7
6.	Australia & New Zealand Banking Group Ltd. (Australia)	2.5
7.	National Australia Bank Ltd. (Australia)	2.2
8.	AIA Group Ltd. (Hong Kong)	2.1
9.	China Construction Bank Corp., Class H (China)	1.7
10.	Industrial & Commercial Bank of China Ltd., Class H (China)	1.7

PORTFOLIO COMPOSITION BY COUNTRY***
Australia	25.7%
China	16.6
Hong Kong	15.6
South Korea	15.5
Taiwan	9.7
India	6.0
Thailand	2.3
Singapore	2.0
Philippines	1.8
Malaysia	1.6
Indonesia	1.3
New Zealand	1.0
Others (each less than 1.0%)	0.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2013. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	3

JPMorgan Asia Pacific Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2013

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/11
Without Sales Charge		15.79%	12.42%
With Sales Charge*		9.70	9.31
CLASS C SHARES	11/30/11
Without CDSC		15.20	11.87
With CDSC**		14.20	11.87
SELECT CLASS SHARES	11/30/11	16.06	12.70

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/11 TO 10/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2011.

Effective June 29, 2012, the Fund’s investment strategy changed and performance would have been different if the Fund were managed using its current strategy.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Asia Pacific Fund, the MSCI All Country Asia Pacific ex-Japan Index and the Lipper Pacific ex Japan Funds Index from November 30, 2011 to October 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI All Country Asia Pacific ex-Japan Index does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper Pacific ex Japan Funds Index includes expenses associated with a mutual fund, such as investment management fees.

These expenses are not identical to the expenses incurred by the Fund. The MSCI All Country Asia Pacific ex-Japan Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance in the Asia Pacific region, excluding Japan. The Lipper Pacific ex Japan Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2013

JPMorgan China Region Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	16.62%
Morgan Stanley Capital International (“MSCI”)
Golden Dragon Index (net of foreign withholding taxes)	12.89%

Net Assets as of 10/31/2013 (In Thousands)	$648,140

INVESTMENT OBJECTIVE**

The JPMorgan China Region Fund (the “Fund”) will seek long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the MSCI Golden Dragon Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2013. The Fund’s outperformance was driven mainly by security selection in Taiwan and China.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in Tencent Holdings Ltd., Galaxy Entertainment Group Ltd. and Great Wall Motor Co., Ltd. Tencent Holdings Ltd., a Chinese online social media company, reported strong operating results during the reporting period. Hong Kong-based Galaxy Entertainment Group Ltd., which owns and operates hotels and casinos in Macau, reported a sharp increase in profits as visitors increased spending at its two main casinos. Great Wall Motor Co., Ltd., a Chinese automobile manufacturer, reported a sharp increase in sales during the reporting period.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in Orient Overseas (International) Limited and New World Development Co., Ltd. and an underweight position in Cathay Financial Holding Co., Ltd. Shares of Orient Overseas (International) Limited, a Hong Kong-based transportation, logistics and real estate development company, declined as China’s economic growth slowed. A costly strike by dock workers in Hong Kong also detracted from the company’s results. Shares of New World Development Co., Ltd., a Hong Kong-based property and infrastructure company, declined as real estate prices in Hong Kong leveled off. Cathay Financial Holding Co., Ltd., a Taiwan-based provider of financial services, reported strong operating earnings across most of its business lines during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, rigorously researching companies in an attempt to determine their underlying value and potential for future earnings growth. As a result of this process, the Fund finished the reporting period with an overweight versus the Benchmark in China, focusing on companies that the Fund’s portfolio managers believed were positioned to benefit from industry consolidation, expanding consumption and urbanization. The Fund also had an overweight in environmental/renewable energy companies. In contrast, the Fund was underweight versus the Benchmark in Taiwanese exposure.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Tencent Holdings Ltd. (China)	6.1%
2.	China Construction Bank Corp., Class H (China)	5.7
3.	AIA Group Ltd. (Hong Kong)	5.3
4.	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	5.0
5.	Industrial & Commercial Bank of China Ltd., Class H (China)	4.4
6.	CNOOC Ltd. (China)	3.5
7.	Galaxy Entertainment Group Ltd. (Hong Kong)	2.8
8.	Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	2.5
9.	Hutchison Whampoa Ltd. (Hong Kong)	2.4
10.	Cheung Kong Holdings Ltd. (Hong Kong)	2.4

PORTFOLIO COMPOSITION BY COUNTRY***
China	46.7%
Hong Kong	26.7
Taiwan	25.3
Italy	1.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2013. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	5

JPMorgan China Region Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/07
Without Sales Charge		16.30%	14.88%	5.26%
With Sales Charge*		10.21	13.64	4.41
CLASS C SHARES	2/28/07
Without CDSC		15.78	14.32	4.74
With CDSC**		14.78	14.32	4.74
SELECT CLASS SHARES	2/28/07	16.62	15.15	5.52

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/07 TO 10/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan China Region Fund, the MSCI Golden Dragon Index and the Lipper China Region Funds Index from February 28, 2007 to October 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Golden Dragon Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. The performance of the Lipper China Region Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Golden Dragon

Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the China region. The Lipper China Region Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2013

JPMorgan India Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	–5.17%
Morgan Stanley Capital International (“MSCI”)
India Index (net of foreign withholding taxes)	0.65%

Net Assets as of 10/31/2013 (In Thousands)	$9,936

INVESTMENT OBJECTIVE**

The JPMorgan India Fund (the “Fund”) will seek long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) underperformed the MSCI India Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2013. The Fund’s underperformance was driven mainly by security selection in the materials and consumer staples sectors. This negative was partially offset by positive security selection in the financials and health care sectors.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in IDFC Ltd. and ACC Limited. Shares in IDFC Ltd., a leading financier of infrastructure projects, fell sharply as India’s economic growth moderated. For the same reason, shares of ACC Limited, one of the largest producers of cement in India, declined during the reporting period. Also detracting from relative performance was Benchmark holding United Spirits Limited, India’s largest spirits company. Shares of the company rallied sharply following the sale of a substantial stake of the company to Diageo plc., the world’s largest distiller. The Fund not having a position in the stock negatively impacted its relative performance.

Individual contributors to relative performance included the Fund’s underweight positions versus the Benchmark in two weak performing banks: Axis Bank Limited and State Bank of India. Shares of both companies fell as slower growth in India resulted in decreased lending activity and depressing margins. An overweight position in Mahindra & Mahindra Financial Services, Ltd., a company which focuses on the financing of utility vehicles and tractors, also contributed to the Fund’s relative performance as shares of the company moved sharply higher during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, rigorously researching companies in an attempt to determine their underlying value and potential for future earnings growth. They preferred to invest in what they believed were well-managed, leading high quality companies with strong and visible earnings profiles.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Housing Development Finance Corp.	8.4%
2.	Reliance Industries Ltd.	8.0
3.	HDFC Bank Ltd.	7.8
4.	Infosys Ltd.	7.4
5.	ITC Ltd.	6.6
6.	Tata Consultancy Services Ltd.	5.8
7.	Sun Pharmaceutical Industries Ltd.	4.0
8.	Tata Motors Ltd.	3.4
9.	Wipro Ltd.	2.4
10.	Kotak Mahindra Bank Ltd.	2.3

PORTFOLIO COMPOSITION BY SECTOR***
Financials	29.8%
Information Technology	18.6
Consumer Discretionary	10.6
Materials	9.1
Energy	8.9
Health Care	8.1
Consumer Staples	7.3
Telecommunication Services	3.4
Industrials	2.7
Utilities	1.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2013. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	7

JPMorgan India Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	5/1/07
Without Sales Charge		(5.17)%	10.90%	(1.92)%
With Sales Charge*		(10.13)	9.70	(2.73)
CLASS C SHARES	5/1/07
Without CDSC		(5.67)	10.36	(2.41)
With CDSC**		(6.67)	10.36	(2.41)
SELECT CLASS SHARES	5/1/07	(4.95)	11.17	(1.69)

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/1/07 TO 10/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 1, 2007.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan India Fund, the MSCI India Index and the Lipper India Region Funds Average from May 1, 2007 to October 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI India Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper India Region Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI India Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in India. Investors cannot invest directly in an index. The Lipper India Region Funds Average represents the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically or economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2013

JPMorgan Intrepid European Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	40.30%
Morgan Stanley Capital International (“MSCI”)
Europe Index (net of foreign withholding taxes)	27.70%

Net Assets as of 10/31/2013 (In Thousands)	$703,890

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid European Fund (the “Fund”) seeks total return from long-term capital growth. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the MSCI Europe Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2013. The Fund’s outperformance relative to the Benchmark was driven by strong security selection, particularly in the capital goods, consumer durables and apparel, and banks sectors. Detractors from relative performance included security selection in the automobile and components, pharmaceuticals, biotechnology and life sciences, and insurance sectors.

Individual contributors to relative performance included the Fund’s overweight positions in easyJet plc and European Aeronautic Defence and Space Company N.V. (“EADS”). The Fund’s out-of-Benchmark position in Ashtead Group plc. was also a contributor to relative performance. Shares of European discount airline company easyJet plc benefited from stronger profits. The company increased its efforts to attract more passengers by offering preferred seating, flexible tickets and higher frequencies on key routes. Shares of EADS, an aerospace company, rose on the back of strong orders for commercial aircraft. Ashtead Group plc, a British equipment rental company, saw strong earnings momentum as businesses shifted to renting equipment rather than buying in an uncertain economic environment.

Individual detractors from relative performance included the Fund’s out-of-Benchmark positions in Ferrexpo Plc and Debenhams Plc, as well as an underweight position in Roche Holding Ltd. Shares of Ferrexpo Plc, which produces iron ore pellets, declined as commodity prices fell. Shares of Debenhams Plc, a British clothing and accessories company, fell on disappointing company-specific news. The Fund was underweight relative to the Benchmark in Roche Holding Ltd., a Swiss health care company. This positioning detracted from performance as the company’s shares rose due to solid gains in revenue and earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers believe that attractively valued, high quality stocks with positive momentum outperform the market. During the reporting period, the Fund’s portfolio managers invested in securities that they believed displayed these style characteristics. Portfolio positions flowed from bottom-up security selection rather than top-down asset allocation decisions.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	BP plc (United Kingdom)	3.8%
2.	BT Group plc (United Kingdom)	2.3
3.	Total S.A. (France)	2.2
4.	Roche Holding AG (Switzerland)	2.1
5.	Next plc (United Kingdom)	1.9
6.	PostNL N.V. (Netherlands)	1.8
7.	Shire plc (Ireland)	1.8
8.	Smurfit Kappa Group plc (Ireland)	1.6
9.	ITV plc (United Kingdom)	1.6
10.	Thales S.A. (France)	1.5

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	33.7%
France	15.5
Germany	9.8
Ireland	5.3
Switzerland	5.0
Netherlands	4.2
Sweden	3.6
Denmark	3.5
Italy	2.8
Spain	1.7
Others (each less than 1.0%)	1.7
Short-Term Investment	13.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2013. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	9

JPMorgan Intrepid European Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/2/95
Without Sales Charge		40.30%	13.72%	9.70%
With Sales Charge*		32.94	12.50	9.11
CLASS B SHARES	11/3/95
Without CDSC		39.54	13.14	9.25
With CDSC**		34.54	12.90	9.25
CLASS C SHARES	11/1/98
Without CDSC		39.56	13.14	9.14
With CDSC***		38.56	13.14	9.14
INSTITUTIONAL CLASS SHARES	9/10/01	40.97	14.28	10.25
SELECT CLASS SHARES	9/10/01	40.63	14.01	9.99

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/03 TO 10/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Intrepid European Fund, the MSCI Europe Index and the Lipper European Region Funds Index from October 31, 2003 to October 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI Europe Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper European Region Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The Lipper European Region Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2013

JPMorgan Latin America Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	0.25%
Morgan Stanley Capital International (“MSCI”) Emerging Markets
(“EM”) Latin America Index (net of foreign withholding taxes)	–2.66%

Net Assets as of 10/31/2013 (In Thousands)	$138,314

INVESTMENT OBJECTIVE**

The JPMorgan Latin America Fund (the “Fund”) will seek long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the MSCI EM Latin America Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2013. The Fund’s security selection and underweight versus the Benchmark in the energy sector and security selection and overweight versus the Benchmark in the industrials sector were the main contributors to relative performance. The Fund’s security selection in the consumer discretionary sector and overweight versus the Benchmark in the health care sector detracted from the Fund’s relative performance.

Individual contributors to relative performance included the Fund’s overweights versus the Benchmark in Copa Holdings S.A., a Panama-based airline, and Compartamos S.A.B., a Mexican bank focusing on microfinance. Shares of Copa Holdings S.A. benefited from positive trends in air passenger travel. Compartamos S.A.B.‘s shares performed well during the reporting period, as the company’s reported loan portfolio expanded significantly, while the percentage of its non-performing loans did not materially change. The Fund’s underweight position versus the Benchmark in Petrobras (Petroleo Brasileiro), a Brazilian energy company, also contributed to relative performance as the company’s shares were hurt by declining commodity prices.

Individual detractors from the Fund’s relative performance included the Fund’s overweight position versus the Benchmark in Multiplus S.A., along with underweight positions versus the Benchmark in Grupo Televisa and Banco do Brasil. Brazil-based Multiplus S.A. engages in the operation of customer loyalty programs. The stock declined after the company reported disappointing quarterly net income. Grupo Televisa is a Mexican multimedia company, with distribution throughout Latin America. Its shares performed strongly during the reporting period as pay-TV user growth boosted profits. Banco do Brasil is the largest bank in Latin America, based on assets size. The company benefited from an increased market share in investment banking over the last year. More robust underwriting activity also helped to propel the stock over the reporting period.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund employed an active strategy in which portfolio construction was focused on the highest-conviction ideas found at the security level. The Fund’s portfolio managers used bottom-up fundamental research to determine the Fund’s security weightings, rigorously researching companies in an attempt to determine their underlying value and potential for future growth. As a result of this process, at the end of the reporting period, the Fund’s largest overweight versus the Benchmark was in the industrials sector and the Fund’s largest underweight versus the Benchmark was in the materials sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Itau Unibanco Holding S.A. (Preference Shares), ADR (Brazil)	7.6%
2.	Banco Bradesco S.A., ADR (Brazil)	4.9
3.	Fomento Economico Mexicano S.A.B. de C.V., ADR (Mexico)	3.4
4.	Cia de Bebidas das Americas (Preference Shares), ADR (Brazil)	3.0
5.	Copa Holdings S.A., Class A (Panama)	2.9
6.	Credicorp Ltd. (Peru)	2.5
7.	Mexichem S.A.B. de C.V. (Mexico)	2.5
8.	Compartamos S.A.B. de C.V. (Mexico)	2.3
9.	BM&FBovespa S.A. (Brazil)	2.3
10.	First Cash Financial Services, Inc. (United States)	2.3

PORTFOLIO COMPOSITION BY COUNTRY***
Brazil	59.0%
Mexico	22.0
Peru	4.0
Panama	2.9
Chile	2.7
United States	2.3
Luxembourg	1.6
Colombia	1.2
Others (each less than 1.0%)	1.3
Short-Term Investment	3.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2013. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	11

JPMorgan Latin America Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/07
Without Sales Charge		0.25%	15.53%	4.81%
With Sales Charge*		(5.00)	14.28	3.97
CLASS C SHARES	2/28/07
Without CDSC		(0.24)	14.95	4.29
With CDSC**		(1.24)	14.95	4.29
SELECT CLASS SHARES	2/28/07	0.50	15.80	5.06

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/07 TO 10/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2007.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Latin America Fund, the MSCI EM Latin America Index and the Lipper Latin American Funds Average from February 28, 2007 to October 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI EM Latin America Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Latin American Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EM Latin America Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets in Latin America. Investors cannot invest directly in an index. The Lipper Latin American Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2013

JPMorgan Asia Pacific Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — 88.6%
		Australia — 24.3%
4		Amcor Ltd.	45
19		Arrium Ltd.	25
4		Australia & New Zealand Banking Group Ltd.	134
5		BHP Billiton Ltd.	189
6		Challenger Ltd.	35
2		Commonwealth Bank of Australia	169
1		CSL Ltd.	68
1		Flight Centre Ltd.	32
8		Fortescue Metals Group Ltd.	41
8		Harvey Norman Holdings Ltd.	25
8		Insurance Australia Group Ltd.	49
1		JB Hi-Fi Ltd.	28
3		Lend Lease Group	36
1		Macquarie Group Ltd.	38
1		Mineral Resources Ltd.	15
4		National Australia Bank Ltd.	121
1		Ramsay Health Care Ltd.	23
1		Rio Tinto Ltd.	57
14		SP AusNet	17
3		Suncorp Group Ltd.	41
11		Telstra Corp., Ltd.	54
—	(h)	Wesfarmers Ltd.	3
4		Westpac Banking Corp.	145
—	(h)	Woolworths Ltd.	5

			1,395

		China — 15.6%
75		Agricultural Bank of China Ltd., Class H	36
13		Anta Sports Products Ltd.	19
145		Bank of China Ltd., Class H	68
24		Beijing Capital International Airport Co. Ltd., Class H	17
121		China Construction Bank Corp., Class H	94
16		China Oilfield Services Ltd., Class H	45
62		China Petroleum & Chemical Corp., Class H	50
34		CNOOC Ltd.	69
54		Country Garden Holdings Co., Ltd.	37
14		Dongfeng Motor Group Co., Ltd., Class H	20
7		Great Wall Motor Co., Ltd., Class H	38
11		Greentown China Holdings Ltd.	20
16		Guangzhou R&F Properties Co., Ltd., Class H	27
28		Huaneng Power International, Inc., Class H	29
132		Industrial & Commercial Bank of China Ltd., Class H	93
24		Lenovo Group Ltd.	26
24		PICC Property & Casualty Co., Ltd., Class H	37

SHARES	SECURITY DESCRIPTION	VALUE($)

	China — Continued
5	Ping An Insurance Group Co. of China Ltd., Class H	39
38	Sunac China Holdings Ltd.	26
2	Tencent Holdings Ltd.	82
26	Yangzijiang Shipbuilding Holdings Ltd.	25

		897

	Hong Kong — 14.7%
23	AIA Group Ltd.	116
18	Brilliance China Automotive Holdings Ltd.	31
2	Cheung Kong Holdings Ltd.	31
2	Cheung Kong Infrastructure Holdings Ltd.	14
30	China Gas Holdings Ltd.	33
4	China Mobile Ltd.	42
49	China Power International Development Ltd.	19
8	China Resources Gas Group Ltd.	21
10	China Resources Land Ltd.	29
12	China State Construction International Holdings Ltd.	20
10	Chow Tai Fook Jewellery Group Ltd.	17
11	Dah Sing Banking Group Ltd.	21
9	Galaxy Entertainment Group Ltd. (a)	67
65	GCL-Poly Energy Holdings Ltd. (a)	20
35	Geely Automobile Holdings Ltd.	18
160	GOME Electrical Appliances Holdings Ltd.	25
6	Hutchison Whampoa Ltd.	75
7	Luk Fook Holdings International Ltd.	25
10	Melco International Development Ltd.	31
43	Pacific Basin Shipping Ltd.	31
7	Sands China Ltd.	51
16	Shimao Property Holdings Ltd.	39
36	Shun Tak Holdings Ltd.	21
12	SmarTone Telecommunications Holdings Ltd.	16
6	Wheelock & Co., Ltd.	31

		844

	Indonesia — 1.3%
55	Bank Negara Indonesia Persero Tbk PT	24
27	Bank Rakyat Indonesia Persero Tbk PT	19
140	Telekomunikasi Indonesia Persero Tbk PT	29

		72

	Malaysia — 1.5%
10	Malayan Banking Bhd	31
3	Petronas Dagangan Bhd	25
10	Tenaga Nasional Bhd	31

		87

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	13

JPMorgan Asia Pacific Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		New Zealand — 0.9%
5		Ryman Healthcare Ltd.	31
11		Telecom Corp. of New Zealand Ltd.	21

			52

		Philippines — 1.7%
41		Alliance Global Group, Inc.	25
1		GT Capital Holdings, Inc.	15
198		Megaworld Corp.	18
8		Metropolitan Bank & Trust	16
22		Puregold Price Club, Inc.	23

			97

		Singapore — 1.9%
4		DBS Group Holdings Ltd.	54
17		Ezion Holdings Ltd.	31
5		UOL Group Ltd.	26

			111

		South Korea — 14.6%
2		BS Financial Group, Inc.	27
—	(h)	Daelim Industrial Co., Ltd.	35
—	(h)	E-Mart Co., Ltd.	23
—	(h)	GS Home Shopping, Inc.	19
1		Halla Visteon Climate Control Corp.	25
—	(h)	Hyundai Mobis	40
—	(h)	Hyundai Motor Co.	85
1		Kia Motors Corp.	49
1		Korean Reinsurance Co.	16
—	(h)	LG Corp.	22
—	(h)	Lotte Chemical Corp.	22
—	(h)	Mando Corp.	22
—	(h)	POSCO	38
—	(h)	Samsung Electronics Co., Ltd.	239
1		Samsung Heavy Industries Co., Ltd.	29
1		Shinhan Financial Group Co., Ltd.	51
—	(h)	SK Holdings Co., Ltd.	29
1		SK Hynix, Inc. (a)	39
—	(h)	SK Telecom Co., Ltd.	30

			840

		Taiwan — 9.2%
4		Advantech Co., Ltd.	26
4		Catcher Technology Co., Ltd.	23
35		Cathay Financial Holding Co., Ltd.	53
10		Chicony Electronics Co., Ltd.	26
51		CTBC Financial Holding Co., Ltd.	34
8		Delta Electronics, Inc.	42

SHARES	SECURITY DESCRIPTION	VALUE($)

	Taiwan — Continued
29	E.Sun Financial Holding Co., Ltd.	19
24	Fubon Financial Holding Co., Ltd.	35
25	Inotera Memories, Inc. (a)	16
1	Largan Precision Co., Ltd.	26
5	Radiant Opto-Electronics Corp.	19
4	Simplo Technology Co., Ltd.	20
40	SinoPac Financial Holdings Co., Ltd.	20
43	Taishin Financial Holding Co., Ltd.	22
40	Taiwan Semiconductor Manufacturing Co., Ltd.	147

		528

	Thailand — 2.1%
6	Airports of Thailand PCL	38
15	Bangchak Petroleum PCL (The)	16
5	Kasikornbank PCL, NVDR	29
34	Krung Thai Bank PCL	22
7	PTT Global Chemical PCL	18

		123

	United Kingdom — 0.4%
2	HSBC Holdings plc	22

	United States — 0.4%
1	Twenty-First Century Fox, Inc., Class B, CDI	25

	Total Common Stocks (Cost $4,178)	5,093

NUMBER OF RIGHTS
Rights — 0.8%
	India — 0.8%
2	Tech Mahindra Ltd., expiring 09/16/16 (a) (Cost $38)	46

SHARES
Structured Instruments — 4.9%
	India — 4.9%
	Low Exercise Call Warrants — 4.9%
1	Dr. Reddy’s Laboratories Ltd., expiring 01/07/14 (issued through BNP Paribas) (a)	23
2	HCL Technologies Ltd., expiring 08/23/16 (issued through UBS AG) (a)	39
10	Idea Cellular Ltd., expiring 07/22/15 (issued through BNP Paribas) (a)	27
1	Lupin Ltd., expiring 10/23/14 (issued through BNP Paribas) (a)	16
2	Reliance Industries Ltd., expiring 01/20/14 (issued through BNP Paribas) (a)	36
6	Sun Pharmaceutical Industries Ltd., expiring 06/29/15 (issued through UBS AG) (a)	54

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Structured Instruments — Continued
	Low Exercise Call Warrants — Continued
1	Tata Consultancy Services Ltd., expiring 08/26/14 (issued through BNP Paribas) (a)	37
5	Tata Motors Ltd., expiring 10/29/14 (issued through BNP Paribas) (a)	32
6	United Phosphorus Ltd., expiring 04/25/14 (issued through BNP Paribas) (a)	17

	Total Structured Instruments (Cost $250)	281

	Total Investments — 94.3% (Cost $4,466)	5,420
	Other Assets in Excess of Liabilities — 5.7%	331

	NET ASSETS — 100.0%	$5,751

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2013

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	23.5%
Semiconductors & Semiconductor Equipment	8.9
Insurance	6.5
Metals & Mining	6.5
Real Estate Management & Development	5.9
Automobiles	5.1
Oil, Gas & Consumable Fuels	3.6
Hotels, Restaurants & Leisure	3.4
Industrial Conglomerates	3.2
IT Services	2.2
Computers & Peripherals	2.2
Wireless Telecommunication Services	2.1
Diversified Telecommunication Services	1.9
Specialty Retail	1.8
Pharmaceuticals	1.7
Auto Components	1.6
Diversified Financial Services	1.6
Internet Software & Services	1.5
Energy Equipment & Services	1.4
Biotechnology	1.3
Electronic Equipment, Instruments & Components	1.3
Electric Utilities	1.1
Chemicals	1.1
Construction & Engineering	1.0
Transportation Infrastructure	1.0
Food & Staples Retailing	1.0
Gas Utilities	1.0
Health Care Providers & Services	1.0
Machinery	1.0
Others (each less than 1.0%)	4.6

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	15

JPMorgan China Region Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.6%
	China — 46.5%
1,931	AAC Technologies Holdings, Inc.	8,532
24,132	Agricultural Bank of China Ltd., Class H	11,629
1,592	Anhui Conch Cement Co., Ltd., Class H	5,554
46,936	China Construction Bank Corp., Class H	36,517
10,712	China Eastern Airlines Corp., Ltd., Class H (a)	3,701
4,186	China Longyuan Power Group Corp., Class H	4,816
10,576	China Minsheng Banking Corp., Ltd., Class H	12,120
7,164	China Modern Dairy Holdings Ltd. (a)	3,336
2,690	China Oilfield Services Ltd., Class H	7,518
15,018	China Petroleum & Chemical Corp., Class H	12,157
7,280	China Shipping Development Co., Ltd., Class H (a)	4,119
12,024	China Telecom Corp., Ltd., Class H	6,281
7,291	China Vanke Co., Ltd., Class B	12,311
970	Chongqing Changan Automobile Co. Ltd., Class B	1,788
11,243	CNOOC Ltd.	22,868
3,478	Dongfeng Motor Group Co., Ltd., Class H	4,917
2,206	Great Wall Motor Co., Ltd., Class H	12,963
2,367	Greentown China Holdings Ltd.	4,607
16,976	Huaneng Renewables Corp. Ltd., Class H	6,544
40,040	Industrial & Commercial Bank of China Ltd., Class H	28,069
5,245	Intime Retail Group Co., Ltd.	6,243
1,573	MGM China Holdings Ltd.	5,425
3,412	PICC Property & Casualty Co., Ltd., Class H	5,232
1,500	Ping An Insurance Group Co. of China Ltd., Class H	11,824
2,625	Sun Art Retail Group Ltd.	4,299
723	Tencent Holdings Ltd.	39,426
2,574	Tingyi Cayman Islands Holding Corp.	7,272
7,168	Want Want China Holdings Ltd.	11,021

		301,089

	Hong Kong — 26.6%
6,672	AIA Group Ltd.	33,877
11,314	Beijing Enterprises Water Group Ltd.	5,034
2,237	BOC Hong Kong Holdings Ltd.	7,306
975	Cheung Kong Holdings Ltd.	15,221
772	China Mobile Ltd.	8,020
3,782	China Overseas Land & Investment Ltd.	11,720
3,412	China Resources Gas Group Ltd.	8,829
2,216	China Taiping Insurance Holdings Co., Ltd. (a)	3,456
2,386	Galaxy Entertainment Group Ltd. (a)	17,811
26,307	GCL-Poly Energy Holdings Ltd. (a)	8,072
1,263	Hutchison Whampoa Ltd.	15,738
1,942	Lifestyle International Holdings Ltd.	4,232
4,472	New World Development Co., Ltd.	6,186
882	Orient Overseas International Ltd.	4,556

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hong Kong — Continued
1,854	Sands China Ltd.	13,182
1,094	Wharf Holdings Ltd.	9,204

		172,444

	Italy — 1.3%
860	Prada S.p.A.	8,387

	Taiwan — 25.2%
7,341	Advanced Semiconductor Engineering, Inc.	7,228
2,089	Cheng Shin Rubber Industry Co., Ltd.	5,571
5,535	China Life Insurance Co., Ltd.	5,432
1,263	China Steel Chemical Corp.	7,568
2,624	China Steel Corp.	2,280
990	Chipbond Technology Corp.	2,001
1,795	Delta Electronics, Inc.	9,335
10,813	E.Sun Financial Holding Co., Ltd.	7,241
5,811	Fubon Financial Holding Co., Ltd.	8,516
1,587	Huaku Development Co., Ltd.	4,445
8,120	Innolux Corp. (a)	3,220
162	Largan Precision Co., Ltd.	5,517
3,225	Lite-On Technology Corp.	5,646
921	MediaTek, Inc.	12,592
487	Merida Industry Co., Ltd.	3,687
781	Novatek Microelectronics Corp.	3,094
2,126	Pegatron Corp.	2,962
2,039	Ruentex Development Co., Ltd.	4,268
4,360	Taiwan Semiconductor Manufacturing Co., Ltd.	16,069
1,735	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	31,941
1,349	Teco Electric and Machinery Co., Ltd.	1,439
4,229	Uni-President Enterprises Corp.	8,054
6,989	United Microelectronics Corp.	2,965
1,132	United Microelectronics Corp., ADR	2,321

		163,392

	Total Common Stocks (Cost $575,938)	645,312

NUMBER OF RIGHTS
Rights — 0.0%
	Hong Kong — 0.0%
60	New World Development Co., Ltd., expiring 12/31/49 (a) (Cost $—)	—

	Total Investments — 99.6% (Cost $575,938)	645,312
	Other Assets in Excess of Liabilities — 0.4%	2,828

	NET ASSETS — 100.0%	$648,140

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2013

Summary of Investments by Industry, October 31, 2013

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	15.9%
Semiconductors & Semiconductor Equipment	13.4
Real Estate Management & Development	10.5
Insurance	9.3
Internet Software & Services	6.1
Hotels, Restaurants & Leisure	5.6
Oil, Gas & Consumable Fuels	5.4
Food Products	4.6
Automobiles	3.0
Electronic Equipment, Instruments & Components	2.8
Industrial Conglomerates	2.4
Independent Power Producers & Energy Traders	1.8

INDUSTRY	PERCENTAGE
Multiline Retail	1.6%
Gas Utilities	1.4
Marine	1.3
Computers & Peripherals	1.3
Communications Equipment	1.3
Diversified Financial Services	1.3
Textiles, Apparel & Luxury Goods	1.3
Wireless Telecommunication Services	1.2
Chemicals	1.2
Energy Equipment & Services	1.2
Diversified Telecommunication Services	1.0
Others (each less than 1.0%)	5.1

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	17

JPMorgan India Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 103.6%
	Consumer Discretionary — 10.9%
	Auto Components — 1.9%
19	Balkrishna Industries Ltd.	88
1	Bosch Ltd.	98

		186

	Automobiles — 6.8%
15	Mahindra & Mahindra Ltd.	220
4	Maruti Suzuki India Ltd.	109
56	Tata Motors Ltd.	346

		675

	Hotels, Restaurants & Leisure — 0.6%
66	EIH Ltd.	59

	Media — 1.6%
22	DB Corp., Ltd.	96
78	Navneet Education Ltd.	69

		165

	Total Consumer Discretionary	1,085

	Consumer Staples — 7.6%
	Food Products — 0.7%
109	Balrampur Chini Mills Ltd.	73

	Tobacco — 6.9%
125	ITC Ltd.	681

	Total Consumer Staples	754

	Energy — 9.2%
	Oil, Gas & Consumable Fuels — 9.2%
19	Great Eastern Shipping Co., Ltd. (The)	87
56	Reliance Industries Ltd.	827

	Total Energy	914

	Financials — 30.9%
	Capital Markets — 0.4%
35	Motilal Oswal Financial Services Ltd.	40

	Commercial Banks — 11.4%
72	HDFC Bank Ltd.	804
32	IndusInd Bank Ltd.	230
10	ING Vysya Bank Ltd.	97

		1,131

	Consumer Finance — 2.3%
37	Mahindra & Mahindra Financial Services Ltd.	171
5	Shriram Transport Finance Co., Ltd.	54

		225

	Diversified Financial Services — 4.5%
121	IDFC Ltd.	208

SHARES	SECURITY DESCRIPTION	VALUE($)

	Diversified Financial Services — Continued
20	Kotak Mahindra Bank Ltd.	240

		448

	Real Estate Management & Development — 1.6%
14	Godrej Properties Ltd.	83
25	Oberoi Realty Ltd.	75

		158

	Thrifts & Mortgage Finance — 10.7%
55	Gruh Finance Ltd.	205
62	Housing Development Finance Corp.	861

		1,066

	Total Financials	3,068

	Health Care — 8.4%
	Life Sciences Tools & Services — 1.1%
7	Divi’s Laboratories Ltd.	110

	Pharmaceuticals — 7.3%
6	Dr Reddy’s Laboratories Ltd.	222
6	Lupin Ltd.	96
41	Sun Pharmaceutical Industries Ltd.	409

		727

	Total Health Care	837

	Industrials — 2.8%
	Air Freight & Logistics — 0.4%
44	Transport Corp of India Ltd.	37

	Machinery — 0.9%
172	Ashok Leyland Ltd.	48
7	Cummins India Ltd.	42

		90

	Marine — 0.6%
105	Shipping Corp of India Ltd. (a)	59

	Transportation Infrastructure — 0.9%
111	Gujarat Pipavav Port Ltd. (a)	90

	Total Industrials	276

	Information Technology — 19.3%
	Internet Software & Services — 1.2%
6	Just Dial Ltd. (a)	124

	IT Services — 18.1%
14	Infosys Ltd.	766
3	Infosys Ltd., ADR	183
18	Tata Consultancy Services Ltd.	602
31	Wipro Ltd.	243

		1,794

	Total Information Technology	1,918

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Materials — 9.4%
	Chemicals — 2.0%
42	Godrej Industries Ltd.	200

	Construction Materials — 7.4%
11	ACC Ltd.	208
67	Ambuja Cements Ltd.	205
2	Grasim Industries Ltd.	78
92	HeidelbergCement India Ltd. (a)	56
1	Shree Cement Ltd.	88
3	Ultratech Cement Ltd.	104

		739

	Total Materials	939

SHARES	SECURITY DESCRIPTION	VALUE($)
	Telecommunication Services — 3.5%
	Wireless Telecommunication Services — 3.5%
37	Bharti Airtel Ltd.	220
45	Idea Cellular Ltd.	128

	Total Telecommunication Services	348

	Utilities — 1.6%
	Independent Power Producers & Energy Traders — 1.6%
65	NTPC Ltd.	156

	Total Investments — 103.6% (Cost $10,085)	10,295
	Liabilities in Excess of Other Assets — (3.6)%	(359)

	NET ASSETS — 100.0%	$9,936

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	19

JPMorgan Intrepid European Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 91.9%
	Austria — 0.5%
70	Voestalpine AG (m)	3,325

	Bermuda — 0.5%
2,428	Golden Ocean Group Ltd. (m)	3,659

	Denmark — 3.7%
1	AP Moeller - Maersk A/S, Class B (m)	6,802
111	D/S Norden A/S (m)	4,901
235	GN Store Nord A/S (m)	5,358
104	Pandora A/S (m)	4,974
150	Vestas Wind Systems A/S (a) (m)	4,031

		26,066

	France — 16.5%
1,476	Alcatel-Lucent (a) (m)	5,656
228	AXA S.A. (m)	5,672
82	BNP Paribas S.A. (m)	6,080
66	Cap Gemini S.A. (m)	4,358
185	Carrefour S.A. (m)	6,766
145	Cie de St-Gobain (m)	7,626
503	Credit Agricole S.A. (a) (m)	6,049
249	Electricite de France S.A. (m)	8,715
103	European Aeronautic Defence and Space Co. N.V. (m)	7,048
1,341	Natixis (m)	7,209
469	Orange S.A. (m)	6,450
94	Renault S.A. (m)	8,183
49	Societe Generale S.A. (m)	2,747
181	Thales S.A. (m)	11,075
271	Total S.A. (m)	16,614
57	Valeo S.A. (m)	5,595

		115,843

	Germany — 10.4%
23	Allianz SE (m)	3,820
56	Bayerische Motoren Werke AG (m)	6,325
17	Continental AG (m)	3,099
75	Daimler AG (m)	6,166
13	Deutsche Bank AG	637
263	Deutsche Post AG (m)	8,885
58	Duerr AG (m)	5,111
48	Merck KGaA (m)	8,003
26	Muenchener Rueckversicherungs AG (m)	5,331
592	Nordex SE (a) (m)	10,380
207	Osram Licht AG (a) (m)	10,732
98	ProSiebenSat.1 Media AG (m)	4,636

		73,125

SHARES	SECURITY DESCRIPTION	VALUE($)

	Ireland — 5.6%
17,842	Bank of Ireland (a) (m)	6,521
49	DCC plc (m)	2,205
1,603	Henderson Group plc (m)	5,503
304	Shire plc (m)	13,463
501	Smurfit Kappa Group plc (m)	12,118

		39,810

	Italy — 3.0%
104	Azimut Holding S.p.A. (m)	2,645
170	Banca Generali S.p.A. (m)	4,434
253	Eni S.p.A. (m)	6,427
396	Mediobanca S.p.A. (m)	3,611
117	Salvatore Ferragamo Italia S.p.A (m)	4,014

		21,131

	Luxembourg — 0.4%
207	GAGFAH S.A. (a) (m)	2,938

	Netherlands — 4.4%
427	Aegon N.V. (m)	3,401
36	ASML Holding N.V. (m)	3,364
871	ING Groep N.V., CVA (a) (m)	11,072
2,583	PostNL N.V. (a) (m)	13,497

		31,334

	Norway — 0.3%
4	Algeta ASA (a) (m)	155
46	Fred Olsen Energy ASA (m)	1,942

		2,097

	Spain — 1.8%
235	Gamesa Corp. Tecnologica S.A. (a) (m)	2,266
133	Grifols S.A. (m)	5,445
217	Mediaset Espana Comunicacion S.A. (a) (m)	2,654
75	Repsol S.A. (m)	2,020

		12,385

	Sweden — 3.8%
38	Intrum Justitia AB (m)	1,006
201	NCC AB, Class B (m)	6,178
328	Swedbank AB, Class A (m)	8,548
1,320	TeliaSonera AB (m)	10,916

		26,648

	Switzerland — 5.3%
59	Cembra Money Bank AG (a)	3,685
6	Georg Fischer AG (a) (m)	3,992
1,313	Glencore Xstrata plc (a) (m)	7,146

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Switzerland — Continued
82	Novartis AG (m)	6,397
58	Roche Holding AG (m)	15,975

		37,195

	United Kingdom — 35.7%
647	Ashtead Group plc (m)	6,799
623	Aviva plc (m)	4,474
411	Babcock International Group plc (m)	8,396
1,358	BAE Systems plc (m)	9,906
1,054	Barclays plc (m)	4,436
1,098	Barratt Developments plc (m)	5,889
98	Berkeley Group Holdings plc (m)	3,656
293	BHP Billiton plc (m)	9,036
3,633	BP plc (m)	28,200
154	British American Tobacco plc (m)	8,520
2,800	BT Group plc (m)	16,943
1,106	Countrywide plc (m)	9,896
559	Crest Nicholson Holdings plc (a) (m)	3,470
293	Daily Mail & General Trust plc, Class A (m)	3,827
153	Diageo plc (m)	4,883
338	easyJet plc (m)	7,079
870	Foxtons Group plc (a) (m)	4,444
1,346	GKN plc (m)	7,931
214	GlaxoSmithKline plc (m)	5,651
498	International Consolidated Airlines Group S.A. (a) (m)	2,772
3,808	ITV plc (m)	11,642
820	Jupiter Fund Management plc (m)	5,245
1,275	Legal & General Group plc (m)	4,418
7,883	Lloyds Banking Group plc (a) (m)	9,749
341	Mondi plc (m)	6,086
163	Next plc (m)	14,267
150	Persimmon plc (a) (m)	3,031
221	Prudential plc (m)	4,518
93	Reckitt Benckiser Group plc (m)	7,259
513	Sports Direct International plc (a) (m)	5,766
3,213	Taylor Wimpey plc (m)	5,668
1,075	TUI Travel plc (m)	6,628
3,008	Vodafone Group plc (m)	11,016

		251,501

	Total Common Stocks (Cost $583,875)	647,057

Preferred Stock — 0.0% (g)
	United Kingdom — 0.0% (g)
6,178	Rolls-Royce Holdings plc (a) (m) (Cost $—)	10

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 14.0%
	Investment Company — 14.0%
98,365	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $98,365)	98,365

	Total Investments — 105.9% (Cost $682,240)	745,432
	Liabilities in Excess of Other Assets — (5.9)%	(41,542)

	NET ASSETS — 100.0%	$703,890

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2013

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Oil, Gas & Consumable Fuels	7.1%
Commercial Banks	6.9
Pharmaceuticals	6.6
Diversified Telecommunication Services	4.6
Insurance	4.2
Aerospace & Defense	3.8
Electrical Equipment	3.7
Media	3.1
Air Freight & Logistics	3.0
Capital Markets	3.0
Household Durables	2.9
Automobiles	2.8
Metals & Mining	2.6
Real Estate Management & Development	2.3
Auto Components	2.2
Marine	2.1
Diversified Financial Services	2.0
Multiline Retail	1.9
Containers & Packaging	1.6
Wireless Telecommunication Services	1.5
Airlines	1.3
Commercial Services & Supplies	1.3
Machinery	1.2
Textiles, Apparel & Luxury Goods	1.2
Electric Utilities	1.2
Tobacco	1.1
Building Products	1.0
Household Products	1.0
Others (each less than 1.0%)	9.6
Short-Term Investment	13.2

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	21

JPMorgan Intrepid European Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
279	Euro STOXX 50 Index	12/20/13	$11,588	$60
54	FTSE 100 Index	12/20/13	5,808	(29)

				$31

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2013

JPMorgan Latin America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 87.0%
	Bermuda — 0.5%
52	Wilson Sons Ltd., BDR (m)	647

	Brazil — 48.9%
343	Anhanguera Educacional Participacoes S.A. (m)	2,054
131	Arezzo Industria e Comercio S.A. (m)	1,955
469	Banco Bradesco S.A., ADR (m)	6,766
238	BB Seguridade Participacoes S.A. (m)	2,600
571	BM&FBovespa S.A. (m)	3,218
69	BRF S.A. (m)	1,630
32	BRF S.A., ADR (m)	751
110	Cia de Bebidas das Americas (Preference Shares), ADR (m)	4,091
332	Cia Energetica de Minas Gerais, ADR (m)	2,975
25	Cielo S.A. (m)	747
275	Duratex S.A. (m)	1,715
340	Embraer S.A. (m)	2,481
148	Ez Tec Empreendimentos e Participacoes S.A. (m)	2,183
157	Iochpe-Maxion S.A. (m)	1,914
688	Itau Unibanco Holding S.A. (Preference Shares), ADR (m)	10,597
76	Linx S.A. (m)	1,374
150	Localiza Rent a Car S.A. (m)	2,443
83	Lojas Renner S.A. (m)	2,492
202	LPS Brasil Consultoria de Imoveis S.A. (m)	1,417
37	M. Dias Branco S.A. (m)	1,735
111	Mills Estruturas e Servicos de Engenharia S.A. (m)	1,540
29	Multiplan Empreendimentos Imobiliarios S.A. (m)	678
48	Multiplus S.A. (m)	598
345	Odontoprev S.A. (m)	1,426
118	Souza Cruz S.A. (m)	1,282
252	Tim Participacoes S.A. (m)	1,285
67	Ultrapar Participacoes S.A. (m)	1,789
112	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A. (m)	1,728
163	WEG S.A. (m)	2,120

		67,584

	Chile — 2.7%
4,939	CFR Pharmaceuticals S.A. (m)	1,254
253	S.A.C.I. Falabella (m)	2,519

		3,773

	Colombia — 1.2%
83	Pacific Rubiales Energy Corp. (m)	1,719

	Luxembourg — 1.6%
48	Tenaris S.A., ADR (m)	2,268

SHARES	SECURITY DESCRIPTION	VALUE($)

	Mexico — 22.1%
1,132	Alfa S.A.B. de C.V., Class A (m)	3,104
110	America Movil S.A.B. de C.V., Series L, , ADR (m)	2,345
243	Cemex S.A.B. de C.V., ADR (a) (m)	2,568
1,663	Compartamos S.A.B. de C.V. (m)	3,239
311	Concentradora Fibra Hotelera Mexicana S.A. de C.V. (m)	474
416	Fibra Uno Administracion S.A. de C.V. (m)	1,293
51	Fomento Economico Mexicano S.A.B. de C.V., ADR (m)	4,774
130	Grupo Aeroportuario del Pacifico S.A.B de C.V., Class B (m)	675
16	Grupo Aeroportuario del Sureste S.A.B de C.V., ADR (m)	1,936
497	Grupo Financiero Banorte S.A.B. de C.V., Class O (m)	3,171
417	Infraestructura Energetica Nova S.A.B. de C.V. (m)	1,646
824	Mexichem S.A.B. de C.V. (m)	3,442
181	Promotora y Operadora de Infraestructura S.A.B. de C.V. (a) (m)	1,836

		30,503

	Panama — 2.9%
27	Copa Holdings S.A., Class A (m)	4,003

	Peru — 4.0%
26	Credicorp Ltd. (m)	3,520
34	Grana y Montero S.A., ADR (a) (m)	741
40	Intercorp Financial Services, Inc. (m)	1,324

		5,585

	United Kingdom — 0.8%
78	Antofagasta plc (m)	1,062

	United States — 2.3%
53	First Cash Financial Services, Inc. (a) (m)	3,188

	Total Common Stocks (Cost $110,870)	120,332

Preferred Stocks — 10.4%
	Brazil — 10.4%
233	Alpargatas S.A. (m)	1,613
319	Banco do Estado do Rio Grande do Sul S.A., Class B (m)	2,302
50	Cia Brasileira de Distribuicao Grupo Pao de Acucar (m)	2,482
220	Gerdau S.A. (m)	1,737
470	Itausa - Investimentos Itau S.A. (m)	2,026
605	Marcopolo S.A. (m)	1,561
180	Vale S.A. (m)	2,633

	Total Preferred Stocks (Cost $14,367)	14,354

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	23

JPMorgan Latin America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.0%
	Investment Company — 3.0%
4,120	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $4,120)	4,120

	Total Investments — 100.4% (Cost $129,357)	138,806
	Liabilities in Excess of Other Assets — (0.4)%	(492)

	NET ASSETS — 100.0%	$138,314

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2013

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	20.4%
Beverages	6.4
Consumer Finance	4.6
Machinery	4.0
Metals & Mining	3.9
Multiline Retail	3.6
Diversified Financial Services	3.3
Food Products	3.0
Airlines	2.9
Wireless Telecommunication Services	2.6
Textiles, Apparel & Luxury Goods	2.6
Oil, Gas & Consumable Fuels	2.5
Chemicals	2.5
Transportation Infrastructure	2.3
Industrial Conglomerates	2.2
Electric Utilities	2.1
Insurance	1.9
Construction & Engineering	1.9
Construction Materials	1.9
Food & Staples Retailing	1.8
Aerospace & Defense	1.8
Road & Rail	1.8
Commercial Services & Supplies	1.7
Energy Equipment & Services	1.6
Household Durables	1.6
Real Estate Management & Development	1.5
Diversified Consumer Services	1.5
Real Estate Investment Trusts (REITs)	1.3
Paper & Forest Products	1.2
Gas Utilities	1.2
Trading Companies & Distributors	1.1
Health Care Providers & Services	1.0
Software	1.0
Others (each less than 1.0%)	2.3
Short-Term Investment	3.0

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2013

J.P. Morgan Country/Region Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013

ADR	— American Depositary Receipt
BDR	— Brazilian Depositary Receipt
CDI	— Class Depositary Interest
CVA	— Dutch Certification
NVDR	— Non Voting Depositary Receipt
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than 1,000 (shares or dollars).
(l)	— The rate shown is the current yield as of October 31, 2013.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the notes to financial statements are as follows (amounts in thousands):

Fund	Value	Percentage
Asia Pacific Fund	$5,093	94.0%
China Region Fund	611,049	94.7
India Fund	10,111	98.2
Intrepid European Fund	647,057	86.8
Latin America Fund	1,062	0.8

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	25

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2013

(Amounts in thousands, except per share amounts)

	Asia Pacific Fund		China Region Fund		India Fund
ASSETS:
Investments in non-affiliates, at value	$5,420		$645,312		$10,295
Cash	334		3,703		—
Foreign currency, at value	64		705		—
Receivables:
Investment securities sold	70		1,457		—
Fund shares sold	—		452		3
Dividends from non-affiliates	2		91		2
Due from Advisor	9		—		4

Total Assets	5,899		651,720		10,304

LIABILITIES:
Payables:
Due to custodian	—		—		94
Investment securities purchased	64		2,337		—
Fund shares redeemed	—		242		148
Accrued liabilities:
Investment advisory fees	—		682		—
Administration fees	—		46		—
Shareholder servicing fees	—		52		—
Distribution fees	—	(a)	2		2
Custodian and accounting fees	30		148		27
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—	(a)
Professional fees	48		47		84
Other	6		24		13

Total Liabilities	148		3,580		368

Net Assets	$5,751		$648,140		$9,936

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2013

	Asia Pacific Fund	China Region Fund	India Fund
NET ASSETS:
Paid-in-Capital	$4,904	$603,635	$32,486
Accumulated undistributed (distributions in excess of) net investment income	58	3,331	(41)
Accumulated net realized gains (losses)	(165)	(28,201)	(22,719)
Net unrealized appreciation (depreciation)	954	69,375	210

Total Net Assets	$5,751	$648,140	$9,936

Net Assets:
Class A	$792	$6,079	$5,278
Class C	315	1,550	1,786
Select Class	4,644	640,511	2,872

Total	$5,751	$648,140	$9,936

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	43	295	399
Class C	17	77	139
Select Class	249	30,867	214

Net Asset Value: (a)
Class A — Redemption price per share	$18.54	$20.62	$13.22
Class C — Offering price per share (b)	18.47	20.18	12.80
Select Class — Offering and redemption price per share	18.61	20.75	13.43
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$19.57	$21.76	$13.95

Cost of investments in non-affiliates	$4,466	$575,938	$10,085
Cost of foreign currency	65	705	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	27

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands, except per share amounts)

	Intrepid European Fund	Latin America Fund
ASSETS:
Investments in non-affiliates, at value	$647,067	$134,686
Investments in affiliates, at value	98,365	4,120

Total investment securities, at value	745,432	138,806
Cash	168	266
Foreign currency, at value	3,119	74
Deposits at broker for futures contracts	1,071	—
Receivables:
Investment securities sold	32,368	1,238
Fund shares sold	49,145	141
Dividends from non-affiliates	212	186
Dividends from affiliates	1	—	(a)
Tax reclaims	215	—
Variation margin on futures contracts	38	—

Total Assets	831,769	140,711

LIABILITIES:
Payables:
Investment securities purchased	126,892	2,107
Fund shares redeemed	263	27
Accrued liabilities:
Investment advisory fees	275	113
Administration fees	36	7
Shareholder servicing fees	87	—
Distribution fees	32	8
Custodian and accounting fees	56	50
Trustees’ and Chief Compliance Officer’s fees	—	—	(a)
Professional fees	57	48
Other	181	37

Total Liabilities	127,879	2,397

Net Assets	$703,890	$138,314

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2013

	Intrepid European Fund	Latin America Fund
NET ASSETS:
Paid-in-Capital	$838,947	$147,969
Accumulated undistributed (distributions in excess of) net investment income	1,490	576
Accumulated net realized gains (losses)	(199,700)	(19,678)
Net unrealized appreciation (depreciation)	63,153	9,447

Total Net Assets	$703,890	$138,314

Net Assets:
Class A	$98,202	$24,688
Class B	5,302	—
Class C	21,663	4,292
Institutional Class	249,744	—
Select Class	328,979	109,334

Total	$703,890	$138,314

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	3,961	1,337
Class B	236	—
Class C	971	237
Institutional Class	9,811	—
Select Class	13,065	5,868

Net Asset Value: (a)
Class A — Redemption price per share	$24.79	$18.47
Class B — Offering price per share (b)	22.48	—
Class C — Offering price per share (b)	22.32	18.12
Institutional Class — Offering and redemption price per share	25.46	—
Select Class — Offering and redemption price per share	25.18	18.63
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$26.16	$19.49

Cost of investments in non-affiliates	$583,875	$125,237
Cost of investments in affiliates	98,365	4,120
Cost of foreign currency	3,119	74

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	29

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2013

(Amounts in thousands)

	Asia Pacific Fund	China Region Fund	India Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$142	$9,446	$146
Foreign taxes withheld	(9)	(954)	—

Total investment income	133	8,492	146

EXPENSES:
Investment advisory fees	42	3,903	156
Administration fees	4	263	11
Distribution fees:
Class A	2	12	15
Class C	2	12	19
Shareholder servicing fees:
Class A	2	12	15
Class C	1	4	6
Select Class	9	765	10
Custodian and accounting fees	108	571	100
Interest expense to affiliates	—	2	1
Professional fees	75	80	115
Trustees’ and Chief Compliance Officer’s fees	— (a)	2	— (a)
Printing and mailing costs	7	20	5
Registration and filing fees	41	39	30
Transfer agent fees	6	35	24
Offering costs	2	—	—
Other	6	7	5

Total expenses	307	5,727	512

Less amounts waived	(57)	(704)	(198)
Less expense reimbursements	(186)	(2)	(79)

Net expenses	64	5,021	235

Net investment income (loss)	69	3,471	(89)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(61)	(14,244)	141
Foreign currency transactions	(9)	(143)	(15)

Net realized gain (loss)	(70)	(14,387)	126

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	643	67,355	(261)
Foreign currency translations	— (a)	1	— (a)

Change in net unrealized appreciation/depreciation	643	67,356	(261)

Net realized/unrealized gains (losses)	573	52,969	(135)

Change in net assets resulting from operations	$642	$56,440	$(224)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2013

	Intrepid European Fund	Latin America Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$5,063	$2,582
Dividend income from affiliates	3	2
Foreign taxes withheld	(285)	(27)

Total investment income	4,781	2,557

EXPENSES:
Investment advisory fees	1,287	1,143
Administration fees	167	96
Distribution fees:
Class A	199	65
Class B	38	—
Class C	83	32
Shareholder servicing fees:
Class A	199	65
Class B	13	—
Class C	28	11
Institutional Class	39	—
Select Class	157	210
Custodian and accounting fees	198	162
Interest expense to affiliates	3	2
Professional fees	121	74
Trustees’ and Chief Compliance Officer’s fees	1	1
Printing and mailing costs	66	24
Registration and filing fees	66	40
Transfer agent fees	398	74
Other	8	7

Total expenses	3,071	2,006

Less amounts waived	(455)	(255)
Less expense reimbursements	(1)	—

Net expenses	2,615	1,751

Net investment income (loss)	2,166	806

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	22,691	(4,730)
Futures	774	—
Foreign currency transactions	(502)	(47)

Net realized gain (loss)	22,963	(4,777)

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	47,232	1,421
Futures	65	—
Foreign currency translations	(103)	(2)

Change in net unrealized appreciation/depreciation	47,194	1,419

Net realized/unrealized gains (losses)	70,157	(3,358)

Change in net assets resulting from operations	$72,323	$(2,552)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	31

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Asia Pacific Fund		China Region Fund
	Year Ended 10/31/2013	Period Ended 10/31/2012 (a)	Year Ended 10/31/2013	Year Ended 10/31/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$69	$34	$3,471	$46
Net realized gain (loss)	(70)	(89)	(14,387)	(161)
Change in net unrealized appreciation/depreciation	643	311	67,356	651

Change in net assets resulting from operations	642	256	56,440	536

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(4)	—	—	(27)
Class C
From net investment income	— (b)	—	—	(1)
Select Class
From net investment income	(47)	—	(48)	(42)

Total distributions to shareholders	(51)	—	(48)	(70)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,695	3,209	582,686	(1,238)

NET ASSETS:
Change in net assets	2,286	3,465	639,078	(772)
Beginning of period	3,465	—	9,062	9,834

End of period	$5,751	$3,465	$648,140	$9,062

Accumulated undistributed (distributions in excess of) net investment income	$58	$37	$3,331	$47

(a)	Commencement of operations was November 30, 2011.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2013

	India Fund		Intrepid European Fund
	Year Ended 10/31/2013	Year Ended 10/31/2012	Year Ended 10/31/2013	Year Ended 10/31/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(89)	$(117)	$2,166	$1,960
Net realized gain (loss)	126	(1,464)	22,963	(1,882)
Change in net unrealized appreciation/depreciation	(261)	624	47,194	13,487

Change in net assets resulting from operations	(224)	(957)	72,323	13,565

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(1,247)	(1,865)
Class B
From net investment income	—	—	(38)	(179)
Class C
From net investment income	—	—	(72)	(323)
Institutional Class
From net investment income	—	—	(264)	(438)
Select Class
From net investment income	—	—	(238)	(566)

Total distributions to shareholders	—	—	(1,859)	(3,371)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(5,549)	(1,048)	492,966	21,433

NET ASSETS:
Change in net assets	(5,773)	(2,005)	563,430	31,627
Beginning of period	15,709	17,714	140,460	108,833

End of period	$9,936	$15,709	$703,890	$140,460

Accumulated undistributed (distributions in excess of) net investment income	$(41)	$(65)	$1,490	$1,685

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	33

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Latin America Fund
	Year Ended 10/31/2013	Year Ended 10/31/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$806	$488
Net realized gain (loss)	(4,777)	(7,537)
Change in net unrealized appreciation/depreciation	1,419	6,535

Change in net assets resulting from operations	(2,552)	(514)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(38)	(19)
Class C
From net investment income	(8)	(6)
Select Class
From net investment income	(196)	(115)

Total distributions to shareholders	(242)	(140)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	59,761	7,766

NET ASSETS:
Change in net assets	56,967	7,112
Beginning of period	81,347	74,235

End of period	$138,314	$81,347

Accumulated undistributed (distributions in excess of) net investment income	$576	$59

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2013

	Asia Pacific Fund		China Region Fund
	Year Ended 10/31/2013	Period Ended 10/31/2012 (a)	Year Ended 10/31/2013	Year Ended 10/31/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$690	$222	$6,693	$789
Distributions reinvested	4	—	—	28
Cost of shares redeemed	(196)	—	(4,390)	(1,433)

Change in net assets resulting from Class A capital transactions	$498	$222	$2,303	$(616)

Class C
Proceeds from shares issued	$539	$52	$544	$155
Distributions reinvested	— (b)	—	—	1
Cost of shares redeemed	(317)	—	(644)	(661)

Change in net assets resulting from Class C capital transactions	$222	$52	$(100)	$(505)

Select Class
Proceeds from shares issued	$961	$2,935	$624,834	$3,122
Distributions reinvested	47	—	1	5
Cost of shares redeemed	(33)	—	(44,352)	(3,244)

Change in net assets resulting from Select Class capital transactions	$975	$2,935	$580,483	$(117)

Total change in net assets resulting from capital transactions	$1,695	$3,209	$582,686	$(1,238)

SHARE TRANSACTIONS:
Class A
Issued	40	14	346	46
Reinvested	— (b)	—	—	2
Redeemed	(11)	—	(228)	(87)

Change in Class A Shares	29	14	118	(39)

Class C
Issued	31	4	28	10
Reinvested	— (b)	—	—	— (b)
Redeemed	(18)	—	(34)	(42)

Change in Class C Shares	13	4	(6)	(32)

Select Class
Issued	53	195	32,904	180
Reinvested	3	—	— (b)	— (b)
Redeemed	(2)	—	(2,288)	(190)

Change in Select Class Shares	54	195	30,616	(10)

(a)	Commencement of operations was November 30, 2011.
(b)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	35

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	India Fund		Intrepid European Fund
	Year Ended 10/31/2013	Year Ended 10/31/2012	Year Ended 10/31/2013	Year Ended 10/31/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,865	$2,253	$51,452	$43,680
Distributions reinvested	—	—	1,216	1,778
Cost of shares redeemed	(5,157)	(4,507)	(74,268)	(19,971)

Change in net assets resulting from Class A capital transactions	$(1,292)	$(2,254)	$(21,600)	$25,487

Class B
Proceeds from shares issued	$—	$—	$66	$25
Distributions reinvested	—	—	36	166
Cost of shares redeemed	—	—	(1,508)	(1,927)

Change in net assets resulting from Class B capital transactions	$—	$—	$(1,406)	$(1,736)

Class C
Proceeds from shares issued	$495	$259	$11,148	$653
Distributions reinvested	—	—	57	253
Cost of shares redeemed	(1,720)	(1,579)	(2,196)	(3,881)

Change in net assets resulting from Class C capital transactions	$(1,225)	$(1,320)	$9,009	$(2,975)

Institutional Class
Proceeds from shares issued	$—	$—	$229,599	$3,943
Distributions reinvested	—	—	240	375
Cost of shares redeemed	—	—	(12,421)	(941)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$217,418	$3,377

Select Class
Proceeds from shares issued	$1,102	$4,654	$322,638	$3,176
Distributions reinvested	—	—	62	173
Cost of shares redeemed	(4,134)	(2,128)	(33,155)	(6,069)

Change in net assets resulting from Select Class capital transactions	$(3,032)	$2,526	$289,545	$(2,720)

Total change in net assets resulting from capital transactions	$(5,549)	$(1,048)	$492,966	$21,433

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2013

	India Fund		Intrepid European Fund
	Year Ended 10/31/2013	Year Ended 10/31/2012	Year Ended 10/31/2013	Year Ended 10/31/2012
SHARE TRANSACTIONS:
Class A
Issued	338	165	2,290	2,788
Reinvested	—	—	64	116
Redeemed	(403)	(338)	(3,694)	(1,202)

Change in Class A Shares	(65)	(173)	(1,340)	1,702

Class B
Issued	—	—	3	2
Reinvested	—	—	2	12
Redeemed	—	—	(80)	(129)

Change in Class B Shares	—	—	(75)	(115)

Class C
Issued	38	20	528	43
Reinvested	—	—	3	18
Redeemed	(134)	(122)	(116)	(262)

Change in Class C Shares	(96)	(102)	415	(201)

Institutional Class
Issued	—	—	9,525	227
Reinvested	—	—	13	24
Redeemed	—	—	(607)	(55)

Change in Institutional Class Shares	—	—	8,931	196

Select Class
Issued	78	330	13,658	186
Reinvested	—	—	3	11
Redeemed	(292)	(161)	(1,448)	(368)

Change in Select Class Shares	(214)	169	12,213	(171)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Latin America Fund
	Year Ended 10/31/2013	Year Ended 10/31/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$28,897	$12,947
Distributions reinvested	36	16
Cost of shares redeemed	(20,835)	(6,166)

Change in net assets resulting from Class A capital transactions	$8,098	$6,797

Class C
Proceeds from shares issued	$2,598	$1,452
Distributions reinvested	6	5
Cost of shares redeemed	(1,565)	(1,467)

Change in net assets resulting from Class C capital transactions	$1,039	$(10)

Select Class
Proceeds from shares issued	$72,189	$25,435
Distributions reinvested	16	5
Cost of shares redeemed	(21,581)	(24,461)

Change in net assets resulting from Select Class capital transactions	$50,624	$979

Total change in net assets resulting from capital transactions	$59,761	$7,766

SHARE TRANSACTIONS:
Class A
Issued	1,481	688
Reinvested	2	1
Redeemed	(1,094)	(339)

Change in Class A Shares	389	350

Class C
Issued	137	78
Reinvested	— (a)	— (a)
Redeemed	(85)	(81)

Change in Class C Shares	52	(3)

Select Class
Issued	3,760	1,404
Reinvested	1	— (a)
Redeemed	(1,146)	(1,282)

Change in Select Class Shares	2,615	122

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	39

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income
Asia Pacific Fund
Class A
Year Ended October 31, 2013	$16.22	$0.24	$2.30		$2.54	$(0.22)
November 30, 2011 (g) through October 31, 2012	15.00	0.13	1.09	(h)	1.22	—

Class C
Year Ended October 31, 2013	16.15	0.16	2.28		2.44	(0.12)
November 30, 2011 (g) through October 31, 2012	15.00	0.05	1.10	(h)	1.15	—

Select Class
Year Ended October 31, 2013	16.26	0.25	2.34		2.59	(0.24)
November 30, 2011 (g) through October 31, 2012	15.00	0.16	1.10	(h)	1.26	—

(a)	Annualized for periods less than one year
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Certain non-recurring expenses incurred by the Fund were not annualized for the periods ended October 31, 2013 and October 31, 2012.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Commencement of operations.
(h)	An affiliate of JPMorgan made a payment to the Fund for losses incurred from an operational error. Without this payment, the net realized and unrealized gains (losses) on investments per share would have been $1.08, $1.08 and $1.08 for Class A, Class C and Select Class Shares, respectively, and the total return would have been 8.07%, 7.53% and 8.27% for Class A, Class C and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2013

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (b)(f)

$18.54	15.79%		$792	1.55%	1.44%	6.50%	89%
16.22	8.13	(h)	233	1.62	1.81	13.29	215

18.47	15.20		315	2.05	0.71	7.07	89
16.15	7.67	(h)	55	2.21	0.38	11.03	215

18.61	16.06		4,644	1.30	1.55	6.59	89
16.26	8.40	(h)	3,177	1.46	1.13	10.30	215

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	41

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
China Region Fund
Class A
Year Ended October 31, 2013	$17.73	$0.08	(d)	$2.81	$2.89	$—	$—
Year Ended October 31, 2012	16.64	0.10	(d)	1.13	1.23	(0.14)	—
Year Ended October 31, 2011	19.73	0.12	(d)	(3.18)	(3.06)	(0.03)	—	(e)
Year Ended October 31, 2010	16.68	0.04	(d)	3.07	3.11	(0.07)	0.01
Year Ended October 31, 2009	10.46	0.10	(d)	6.12	6.22	—	—	(e)

Class C
Year Ended October 31, 2013	17.43	0.01	(d)	2.74	2.75	—	—
Year Ended October 31, 2012	16.31	—	(d)(e)	1.13	1.13	(0.01)	—
Year Ended October 31, 2011	19.41	0.01	(d)	(3.11)	(3.10)	—	—	(e)
Year Ended October 31, 2010	16.48	(0.07	)(d)	3.04	2.97	(0.05)	0.01
Year Ended October 31, 2009	10.38	0.04	(d)	6.06	6.10	—	—	(e)

Select Class
Year Ended October 31, 2013	17.84	0.22	(d)	2.74	2.96	(0.05)	—
Year Ended October 31, 2012	16.75	0.12	(d)	1.15	1.27	(0.18)	—
Year Ended October 31, 2011	19.87	0.15	(d)	(3.19)	(3.04)	(0.08)	—	(e)
Year Ended October 31, 2010	16.78	0.10	(d)	3.08	3.18	(0.10)	0.01
Year Ended October 31, 2009	10.50	0.13	(d)	6.15	6.28	—	—	(e)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$20.62	16.30%	$6,079	1.85%	0.44%	2.29%	72%
17.73	7.51	3,138	1.98	0.61	5.40	85
16.64	(15.52)	3,590	2.00	0.59	3.55	83
19.73	18.76	4,479	2.00	0.22	3.89	79
16.68	59.46	4,951	2.00	0.78	5.31	102

20.18	15.78	1,550	2.35	0.03	2.82	72
17.43	6.97	1,441	2.48	(0.01)	5.89	85
16.31	(15.97)	1,875	2.50	0.06	4.05	83
19.41	18.16	2,293	2.50	(0.39)	4.36	79
16.48	58.77	3,078	2.50	0.32	5.51	102

20.75	16.62	640,511	1.60	1.13	1.82	72
17.84	7.78	4,483	1.73	0.70	5.15	85
16.75	(15.35)	4,369	1.75	0.76	3.32	83
19.87	19.08	6,984	1.75	0.55	3.65	79
16.78	59.81	6,877	1.75	1.00	4.93	102

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	43

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Redemption fees
India Fund
Class A
Year Ended October 31, 2013	$13.94	$(0.09	)(d)	$(0.63)	$(0.72)	$—
Year Ended October 31, 2012	14.42	(0.09	)(d)	(0.39)	(0.48)	—
Year Ended October 31, 2011	17.82	(0.12	)(d)	(3.29)	(3.41)	0.01
Year Ended October 31, 2010	12.42	(0.11	)(d)	5.50	5.39	0.01
Year Ended October 31, 2009	7.90	(0.07	)(d)	4.59	4.52	—	(f)

Class C
Year Ended October 31, 2013	13.57	(0.15	)(d)	(0.62)	(0.77)	—
Year Ended October 31, 2012	14.11	(0.16	)(d)	(0.38)	(0.54)	—
Year Ended October 31, 2011	17.52	(0.20	)(d)	(3.22)	(3.42)	0.01
Year Ended October 31, 2010	12.27	(0.18	)(d)	5.42	5.24	0.01
Year Ended October 31, 2009	7.84	(0.12	)(d)	4.55	4.43	—	(f)

Select Class
Year Ended October 31, 2013	14.13	(0.07	)(d)	(0.63)	(0.70)	—
Year Ended October 31, 2012	14.58	(0.05	)(d)	(0.40)	(0.45)	—
Year Ended October 31, 2011	17.97	(0.06	)(d)	(3.34)	(3.40)	0.01
Year Ended October 31, 2010	12.49	(0.08	)(d)	5.55	5.47	0.01
Year Ended October 31, 2009	7.93	(0.05	)(d)	4.61	4.56	—	(f)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Includes interest expense of 0.01%.
(f)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)		Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$13.22	(5.17)%	$5,278	1.86	%(e)	(0.64)%	4.10%	30%
13.94	(3.33)	6,473	1.98		(0.75)	4.14	45
14.42	(19.08)	9,187	2.00		(0.78)	2.96	41
17.82	43.48	13,882	2.00		(0.71)	3.59	45
12.42	57.22	6,613	2.00		(0.72)	4.17	45

12.80	(5.67)	1,786	2.36	(e)	(1.16)	4.55	30
13.57	(3.83)	3,192	2.48		(1.23)	4.64	45
14.11	(19.46)	4,749	2.50		(1.27)	3.46	41
17.52	42.79	7,200	2.50		(1.24)	4.07	45
12.27	56.51	3,740	2.50		(1.23)	4.59	45

13.43	(4.95)	2,872	1.61	(e)	(0.52)	3.79	30
14.13	(3.09)	6,044	1.72		(0.41)	3.91	45
14.58	(18.86)	3,778	1.75		(0.39)	2.72	41
17.97	43.88	4,231	1.75		(0.51)	3.33	45
12.49	57.50	3,046	1.75		(0.51)	4.00	45

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	45

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Intrepid European Fund
Class A
Year Ended October 31, 2013	$17.89	$0.27	(d)	$6.87	$7.14	$(0.24)	$—
Year Ended October 31, 2012	16.98	0.26	(d)(e)	1.19	1.45	(0.54)	—
Year Ended October 31, 2011	18.28	0.27	(d)	(1.28)	(1.01)	(0.29)	—	(f)
Year Ended October 31, 2010	17.03	0.18	(d)	1.43	1.61	(0.36)	—	(f)
Year Ended October 31, 2009	15.20	0.33	(d)	2.49	2.82	(0.99)	—	(f)

Class B
Year Ended October 31, 2013	16.23	0.20	(d)	6.18	6.38	(0.13)	—
Year Ended October 31, 2012	15.43	0.22	(d)(e)	1.02	1.24	(0.44)	—
Year Ended October 31, 2011	16.63	0.16	(d)	(1.16)	(1.00)	(0.20)	—	(f)
Year Ended October 31, 2010	15.54	0.09	(d)	1.29	1.38	(0.29)	—	(f)
Year Ended October 31, 2009	13.92	0.23	(d)	2.27	2.50	(0.88)	—	(f)

Class C
Year Ended October 31, 2013	16.11	0.18	(d)	6.16	6.34	(0.13)	—
Year Ended October 31, 2012	15.33	0.22	(d)(e)	1.01	1.23	(0.45)	—
Year Ended October 31, 2011	16.53	0.16	(d)	(1.16)	(1.00)	(0.20)	—	(f)
Year Ended October 31, 2010	15.43	0.09	(d)	1.30	1.39	(0.29)	—	(f)
Year Ended October 31, 2009	13.81	0.24	(d)	2.24	2.48	(0.86)	—	(f)

Institutional Class
Year Ended October 31, 2013	18.35	0.22	(d)	7.20	7.42	(0.31)	—
Year Ended October 31, 2012	17.42	0.40	(d)(e)	1.17	1.57	(0.64)	—
Year Ended October 31, 2011	18.75	0.37	(d)	(1.32)	(0.95)	(0.38)	—	(f)
Year Ended October 31, 2010	17.46	0.27	(d)	1.46	1.73	(0.44)	—	(f)
Year Ended October 31, 2009	15.63	0.42	(d)	2.53	2.95	(1.12)	—	(f)

Select Class
Year Ended October 31, 2013	18.15	0.22	(d)	7.07	7.29	(0.26)	—
Year Ended October 31, 2012	17.24	0.38	(d)(e)	1.12	1.50	(0.59)	—
Year Ended October 31, 2011	18.54	0.32	(d)	(1.30)	(0.98)	(0.32)	—	(f)
Year Ended October 31, 2010	17.26	0.23	(d)	1.45	1.68	(0.40)	—	(f)
Year Ended October 31, 2009	15.39	0.37	(d)	2.51	2.88	(1.01)	—	(f)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.24, $0.21, $0.21, $0.39 and $0.37 for Class A, Class B, Class C, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 1.44%, 1.37%, 1.39%, 2.28% and 2.20% for Class A, Class B, Class C, Institutional Class and Select Class Shares, respectively.
(f)	Amount rounds to less than $0.01.
(g)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)		Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$24.79	40.30%	$98,202	1.47%		1.30%		1.76%	253%
17.89	9.04	94,840	1.50		1.54	(e)	1.74	297
16.98	(5.67)	61,113	1.49		1.45		1.66	360
18.28	9.58	88,859	1.49		1.05		1.66	381
17.03	20.26	116,135	1.51		2.29		1.78	433

22.48	39.54	5,302	1.97		1.04		2.29	253
16.23	8.53	5,047	2.00		1.47	(e)	2.26	297
15.43	(6.12)	6,573	1.99		0.93		2.16	360
16.63	8.98	9,917	1.99		0.57		2.16	381
15.54	19.59	13,262	2.01		1.77		2.28	433

22.32	39.62	21,663	1.95		0.94		2.27	253
16.11	8.47	8,953	2.00		1.48	(e)	2.26	297
15.33	(6.13)	11,605	1.99		0.93		2.16	360
16.53	9.10	17,873	1.99		0.56		2.16	381
15.43	19.60	23,291	2.01		1.81		2.28	433

25.46	40.95	249,744	0.98		0.96		1.18	253
18.35	9.63	16,151	1.00		2.37	(e)	1.35	297
17.42	(5.20)	11,913	1.00		1.96		1.25	360
18.75	10.10	13,271	1.00		1.57		1.27	381
17.46	20.80	34,082	1.01	(g)	2.88		1.39	433

25.18	40.63	328,979	1.18		0.94		1.33	253
18.15	9.27	15,469	1.25		2.29	(e)	1.51	297
17.24	(5.43)	17,629	1.23		1.71		1.40	360
18.54	9.90	22,794	1.25		1.38		1.42	381
17.26	20.50	36,409	1.26		2.54		1.53	433

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Latin America Fund
Class A
Year Ended October 31, 2013	$18.46	$0.10	(d)	$(0.05)	$0.05	$(0.04)	$—
Year Ended October 31, 2012	18.88	0.10	(d)	(0.49)	(0.39)	(0.03)	—
Year Ended October 31, 2011	21.43	0.14	(d)	(2.71)	(2.57)	—	0.02
Year Ended October 31, 2010	16.05	(0.02	)(d)	5.87	5.85	(0.50)	0.03
Year Ended October 31, 2009	9.66	0.07	(d)	6.67	6.74	(0.36)	0.01

Class C
Year Ended October 31, 2013	18.21	0.01	(d)	(0.06)	(0.05)	(0.04)	—
Year Ended October 31, 2012	18.72	0.01	(d)	(0.49)	(0.48)	(0.03)	—
Year Ended October 31, 2011	21.35	0.04	(d)	(2.69)	(2.65)	—	0.02
Year Ended October 31, 2010	16.01	(0.09	)(d)	5.84	5.75	(0.44)	0.03
Year Ended October 31, 2009	9.61	0.02	(d)	6.66	6.68	(0.29)	0.01

Select Class
Year Ended October 31, 2013	18.59	0.15	(d)	(0.05)	0.10	(0.06)	—
Year Ended October 31, 2012	18.98	0.13	(d)	(0.48)	(0.35)	(0.04)	—
Year Ended October 31, 2011	21.48	0.20	(d)	(2.71)	(2.51)	—	0.01
Year Ended October 31, 2010	16.06	(0.03	)(d)	5.95	5.92	(0.52)	0.02
Year Ended October 31, 2009	9.70	0.12	(d)	6.64	6.76	(0.41)	0.01

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$18.47	0.25%	$24,688	1.70%	0.54%	1.91%	37%
18.46	(2.04)	17,490	1.86	0.52	2.03	49
18.88	(11.90)	11,297	1.89	0.71	2.00	53
21.43	37.51	12,218	1.88	(0.10)	2.93	85
16.05	73.15	6,654	1.90	0.63	5.31	96

18.12	(0.30)	4,292	2.20	0.07	2.42	37
18.21	(2.54)	3,370	2.37	0.05	2.52	49
18.72	(12.32)	3,522	2.39	0.22	2.50	53
21.35	36.80	4,053	2.38	(0.51)	3.44	85
16.01	72.12	2,577	2.40	0.14	5.86	96

18.63	0.50	109,334	1.45	0.79	1.67	37
18.59	(1.85)	60,487	1.61	0.69	1.78	49
18.98	(11.64)	59,416	1.64	0.97	1.76	53
21.48	37.87	41,521	1.55	(0.14)	2.33	85
16.06	73.46	3,536	1.65	1.02	5.26	96

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	49

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 5 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Asia Pacific Fund	Class A, Class C and Select Class	Non-Diversified
China Region Fund	Class A, Class C and Select Class	Non-Diversified
India Fund	Class A, Class C and Select Class	Non-Diversified
Intrepid European Fund	Class A, Class B, Class C, Institutional Class and Select Class	Diversified
Latin America Fund	Class A, Class C and Select Class	Non-Diversified

Prior to July 2, 2012, the Asia Pacific Fund was not publicly offered for investment.

The investment objectives of the Funds are as follows:

The Asia Pacific Fund seeks to provide long-term capital growth.

The China Region Fund, India Fund and Latin America Fund will seek long-term capital growth.

The Intrepid European Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income.

The Asia Pacific Fund commenced operations on November 30, 2011.

Effective November 1, 2009, Class B Shares of Intrepid European Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment.

50	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2013

The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless the Adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input by fund as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Asia Pacific Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$44	$5,376	$—	$5,420

China Region Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$38,495	$606,817	$—	$645,312

India Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$937	$9,358	$—	$10,295

Intrepid European Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (c)	$137,936	$607,496	$—	$745,432

Appreciation in Other Financial Instruments
Futures Contracts	$60	$—	$—	$60

Depreciation in Other Financial Instruments
Futures Contracts	$(29)	$—	$—	$(29)

OCTOBER 31, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	51

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

Latin America Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$137,744	$1,062	$—	$138,806

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOIs. Level 1 consists of common stocks and certain ADRs. Please refer to the SOIs for industry specifics of portfolio holdings.
(c)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOI. Level 1 consists of a money market mutual fund that is held for daily investments of cash and common stocks. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended October 31, 2013.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of October 31, 2013, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

As of October 31, 2013, the Funds did not invest in any illiquid securities.

C. Futures Contracts — The Intrepid European Fund uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Intrepid European Fund buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Intrepid European Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation (depreciation) on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Intrepid European Fund’s futures contracts activity during the year ended October 31, 2013 (amounts in thousands):

Intrepid European Fund
Futures Contracts:
Average Notional Balance Long	$2,769
Ending Notional Balance Long	17,396

D. Structured Instruments — The Asia Pacific Fund invests in structured instruments that have similar economic characteristics to equity securities. These instruments often seek to replicate the performance of an underlying reference asset such as an equity security or market (“reference asset”). The value of these instruments is generally derived from the price movements of the reference asset. On maturity date of each instrument, the Fund will receive a payment from the instrument’s issuing entity based on the value of the reference asset and record a realized gain or loss. The instrument may receive dividends paid in connection with the reference asset which are reported as net realized gain (loss) on investment transactions on the Statements of Operations.

52	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2013

Structured instruments are notes that may be issued by banks, broker dealers or their affiliates and typically constitute unsecured contractual obligations of the issuing entity. In addition to credit risk, investments in structured instruments generally have the same risks associated with a direct investment in the reference asset. However, there can be no assurance that structured instruments will trade at the same price or have the same value as the reference asset. In addition, structured instruments may be subject to transfer restrictions and a liquid market may not exist for these instruments. The lack of a liquid market may make it difficult to sell the structured instruments or accurately value them. Investments in structured instruments subject the Fund to counterparty risk.

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign currency gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

F. Offering and Organizational Costs — Total offering costs of approximately $27,000 paid in connection with the offering of shares of the Asia Pacific Fund were amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time the Fund commenced operations. For the year ended October 31, 2013, total offering costs paid were (amounts in thousands):

Offering Costs
Asia Pacific Fund	$2

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

H. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of October 31, 2013, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

J. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. The Funds are subject to a tax imposed on short-term capital gains on securities of issuers domiciled in India. The Funds record an estimated deferred tax liability for these securities that have been held for less than one year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount, if any, is reported as Deferred India capital gains tax in the accompanying Statements of Assets and Liabilities. Short-term realized capital losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short-term realized capital gains.

India has recently enacted rules imposing a tax on indirect transfers of Indian shares, although additional guidance from the Indian tax authorities is awaited. At present, management does not believe that such tax will be applicable to the Funds. However, management’s conclusions, regarding this and other foreign tax matters, may be subject to future review based on changes in, or the interpretation of, the accounting standards and the tax laws and regulations.

OCTOBER 31, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	53

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

K. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital		Accumulated Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gains (Losses)
Asia Pacific Fund	$—		$3	$(3)
China Region Fund	—	(a)	(139)	139
India Fund	(128)		113	15
Intrepid European Fund	—	(a)	(502)	502
Latin America Fund	—		(47)	47

(a)	Amount rounds to less than $1,000.

The reclassifications for the Funds relate primarily to foreign currency gains or losses, investments in passive foreign investment companies (“PFICs”) and net operating loss.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Asia Pacific Fund	0.90%
China Region Fund	1.25
India Fund	1.25
Intrepid European Fund	0.65
Latin America Fund	1.00

The Adviser, on behalf of Asia Pacific Fund, China Region Fund and India Fund, has entered into investment sub-advisory agreements with JF International Management, Inc. (“JFIMI”), a wholly-owned subsidiary of JPMorgan Asset Management (Asia) Inc., which is wholly-owned by J.P. Morgan Asset Management Holdings Inc. For its services as sub-adviser, JFIMI receives a portion of the fees payable to the Adviser.

The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Asia Pacific Fund	0.40%
China Region Fund	0.60
India Fund	0.60

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2013, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

54	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2013

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Asia Pacific Fund	0.25%	n/a	0.75%
China Region Fund	0.25	n/a	0.75
India Fund	0.25	n/a	0.75
Intrepid European Fund	0.25	0.75%	0.75
Latin America Fund	0.25	n/a	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October, 2013, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge		CDSC
Asia Pacific Fund	$1		$3
China Region Fund	6		—
India Fund	—	(a)	—
Intrepid European Fund	31		—	(a)
Latin America Fund	10		11

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Institutional Class	Select Class
Asia Pacific Fund	0.25%	n/a	0.25%	n/a	0.25%
China Region Fund	0.25	n/a	0.25	n/a	0.25
India Fund	0.25	n/a	0.25	n/a	0.25
Intrepid European Fund	0.25	0.25%	0.25	0.10%	0.25
Latin America Fund	0.25	n/a	0.25	n/a	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest income, if any, earned on cash balances at the custodian, is included in Interest income from affiliates in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Institutional Class	Select Class
Asia Pacific Fund	1.55%	n/a	2.05%	n/a	1.30%
China Region Fund	1.85	n/a	2.35	n/a	1.60
India Fund	1.85	n/a	2.35	n/a	1.60
Intrepid European Fund	1.50	2.00%	2.00	1.00%	1.25
Latin America Fund	1.70	n/a	2.20	n/a	1.45

The expense limitation agreements were in effect for the year ended October 31, 2013. The contractual expense limitation percentages in the table above are in place until at least February 28, 2014.

OCTOBER 31, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

For the year ended October 31, 2013, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Asia Pacific Fund	$41	$4	$12	$57	$186
China Region Fund	108	50	546	704	2
India Fund	156	11	31	198	79
Intrepid European Fund	284	110	26	420	1
Latin America Fund	—	11	239	250	—

	Voluntary Waivers
	Investment Advisory	Shareholder Servicing	Total
Intrepid European Fund	$3	$21	$24

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of these waivers resulting from investments in these money market funds for the year ended October 31, 2013 were as follows (amounts in thousands):

Intrepid European Fund	$11
Latin America Fund	5

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2013, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended October 31, 2013, the Intrepid European Fund incurred brokerage commissions with broker-dealers affiliated with the Adviser of approximately $1,000.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2013, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Asia Pacific Fund	$5,340	$3,918
China Region Fund	800,369	217,232
India Fund	3,661	8,734
Intrepid European Fund	956,355	517,403
Latin America Fund	97,882	40,234

During the year ended October 31, 2013, there were no purchases or sales of U.S. Government securities.

56	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2013

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at October 31, 2013 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Asia Pacific Fund	$4,484	$952	$16	$936
China Region Fund	581,391	68,007	4,086	63,921
India Fund	10,726	336	767	(431)
Intrepid European Fund	685,811	60,534	913	59,621
Latin America Fund	130,232	14,221	5,647	8,574

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended October 31, 2013 was as follows (amounts in thousands):

	Ordinary Income	Total Distributions Paid
Asia Pacific Fund	$51	$51
China Region Fund	48	48
Intrepid European Fund	1,859	1,859
Latin America Fund	242	242

The tax character of distributions paid during the year ended October 31, 2012 was as follows (amounts in thousands):

	Ordinary Income	Total Distributions Paid
China Region Fund	$70	$70
Intrepid European Fund	3,371	3,371
Latin America Fund	140	140

At October 31, 2013, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Loss Carryover)	Unrealized Appreciation (Depreciation)
Asia Pacific Fund	$60	$(149)	$936
China Region Fund	3,332	(22,749)	63,921
India Fund	—	(22,078)	(431)
Intrepid European Fund	1,499	(196,099)	59,551
Latin America Fund	577	(18,805)	8,574

The cumulative timing differences primarily consist of late year ordinary loss deferrals and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of October 31, 2013, the following Funds had post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Asia Pacific Fund	$(149)	$—
China Region Fund	(9,426)	—
India Fund	(357)	(702)
Latin America Fund	(4,921)	(6,671)

OCTOBER 31, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

As of October 31, 2013, the Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2015	2016	2017	2018	2019	Total
China Region Fund	$—	$11,350	$1,973	$—	$—	$13,323
India Fund	33	13,292	7,113	4	577	21,019
Intrepid European Fund	—	97,190	98,909	—	—	196,099
Latin America Fund	—	1,454	2,277	—	3,482	7,213

During the year ended October 31, 2013, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Pre-Enactment Capital Loss Carryforwards Utilized
Intrepid European Fund	$21,206

	Post-Enactment Capital Loss Carryforwards Utilized
	Short-Term	Long-Term
India Fund	$—	$513
Intrepid European Fund	3,183	1,014

Late year ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended October 31, 2013, the following Fund deferred to November 1, 2013 late year ordinary losses of (amounts in thousands):

Late Year Ordinary Loss
India Fund	$40

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2013, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Fund’s assets for each of the China Region Fund, India Fund, Intrepid European Fund and Latin America Fund.

In addition, the J.P. Morgan Investor Funds, which are affiliated funds of funds, own in the aggregate, more than 10% of the net assets of certain of the Funds as follows:

J.P. Morgan Investor Funds
Latin America Fund	53.2%

58	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2013

Additionally, the Adviser owns a significant portion of the outstanding shares of the Asia Pacific Fund.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2013, substantially all of the Funds’ net assets consisted of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

The Asia Pacific Fund invests in securities of foreign companies located throughout the Asia Pacific Region. The China Region Fund invests primarily in equity securities of companies in the China Region. In general, China Region companies are those that are organized under the laws of, or have a principal office in, the People’s Republic of China (including Hong Kong and Macau) (“China”), or Taiwan; or the principal securities market for which is China or Taiwan. The India Fund invests primarily in equity securities of Indian companies. The Latin America Fund invests primarily in equity securities of Latin America issuers or other investments economically tied to Latin America.

A company of a specific country or region is one that is organized under the laws of, or has a principal office in that country or region; the principal securities market for which is that country or region; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in that country or region; or at least 50% of the assets of which are located in that country or region.

Because these Funds may invest a significant portion of their assets in these markets, they are subject to greater risks of adverse events that occur in those markets and may experience greater volatility than a Fund that is more broadly diversified geographically.

As of October 31, 2013, the Funds had the following country allocations representing greater than 10% of total investments.

	Australia	Brazil	China	France	Hong Kong	India	Mexico	South Korea	Taiwan	United Kingdom
Asia Pacific Fund	25.7%	—	16.6%	—	15.6%	—	—	15.5%	—	—
China Region Fund	—	—	46.7	—	26.7	—	—	—	25.3%	—
India Fund	—	—	—	—	—	100.0%	—	—	—	—
Intrepid European Fund	—	—	—	15.5%	—	—	—	—	—	33.7%
Latin America Fund	—	59.0%	—	—	—	—	22.0%	—	—	—

8. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, “Balance Sheet: Disclosures about Offsetting Assets and Liabilities”. In January 2013, the FASB issued ASU 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”, which updated ASU 2011-11. The ASU creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives, repurchase agreements and securities lending transactions that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. This ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the Fund’s financial statement disclosures.

9. Subsequent Event

At their meeting in November 2013, the Board of Trustees of the India Fund approved the liquidation of the Fund which will occur on or about January 10, 2014. As of November 25, 2013, the Fund no longer accepts subscription orders.

OCTOBER 31, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	59

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Asia Pacific Fund, JPMorgan China Region Fund, JPMorgan India Fund, JPMorgan Intrepid European Fund and JPMorgan Latin America Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan China Region Fund, JPMorgan India Fund, JPMorgan Intrepid European Fund, and JPMorgan Latin America Fund (each a separate Fund of JPMorgan Trust I) at October 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, and the financial position of JPMorgan Asia Pacific Fund (a separate Fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) at October 31, 2013, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period November 30, 2011 (commencement of operations) through October 31, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2013

60	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2013

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	171	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (effective 7/1/13); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	171	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present); Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	171	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	171	Director, Center for Communication, Hearing and Deafness (1990-present).

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	171	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	171	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	171	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	171	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	171	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

OCTOBER 31, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	61

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	171	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	171	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	171	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	171	Trustee, The Victory Portfolios (2000-2008).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of the Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (171 funds), including JPMorgan Mutual Fund Group which liquidated effective November 29, 2012 and is in the process of winding up its affairs.

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment adviser, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

62	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2013

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**

Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

OCTOBER 31, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	63

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2013, and continued to hold your shares at the end of the reporting period, October 31, 2013.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Asia Pacific Fund
Class A
Actual	$1,000.00	$1,011.50	$7.86	1.55%
Hypothetical	1,000.00	1,017.39	7.88	1.55
Class C
Actual	1,000.00	1,009.30	10.38	2.05
Hypothetical	1,000.00	1,014.87	10.41	2.05
Select Class
Actual	1,000.00	1,013.10	6.60	1.30
Hypothetical	1,000.00	1,018.65	6.61	1.30

China Region Fund
Class A
Actual	1,000.00	1,050.40	9.56	1.85
Hypothetical	1,000.00	1,015.88	9.40	1.85
Class C
Actual	1,000.00	1,048.30	12.13	2.35
Hypothetical	1,000.00	1,013.36	11.93	2.35
Select Class
Actual	1,000.00	1,051.70	8.27	1.60
Hypothetical	1,000.00	1,017.14	8.13	1.60

India Fund
Class A
Actual	1,000.00	914.90	8.98	1.86
Hypothetical	1,000.00	1,015.83	9.45	1.86
Class C
Actual	1,000.00	912.30	11.42	2.37
Hypothetical	1,000.00	1,013.26	12.03	2.37

64	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2013

	Beginning Account Value, May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
India Fund (continued)
Select Class
Actual	$1,000.00	$915.50	$7.77	1.61%
Hypothetical	1,000.00	1,017.09	8.19	1.61

Intrepid European Fund
Class A
Actual	1,000.00	1,189.00	7.83	1.42
Hypothetical	1,000.00	1,018.05	7.22	1.42
Class B
Actual	1,000.00	1,185.70	10.63	1.93
Hypothetical	1,000.00	1,015.48	9.80	1.93
Class C
Actual	1,000.00	1,186.00	10.58	1.92
Hypothetical	1,000.00	1,015.53	9.75	1.92
Institutional Class
Actual	1,000.00	1,191.90	5.36	0.97
Hypothetical	1,000.00	1,020.32	4.94	0.97
Select Class
Actual	1,000.00	1,190.00	6.46	1.17
Hypothetical	1,000.00	1,019.31	5.96	1.17

Latin America Fund
Class A
Actual	1,000.00	916.60	8.21	1.70
Hypothetical	1,000.00	1,016.64	8.64	1.70
Class C
Actual	1,000.00	913.80	10.61	2.20
Hypothetical	1,000.00	1,014.12	11.17	2.20
Select Class
Actual	1,000.00	917.30	7.01	1.45
Hypothetical	1,000.00	1,017.90	7.38	1.45

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OCTOBER 31, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	65

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2013, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds and sub-advisory agreements for the Asia Pacific Fund, China Region Fund and India Fund, whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 22, 2013.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Adviser, on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information includes the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of Funds with greater than two years of performance history in connection with the Trustees’ review of the investment advisory and sub-advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Adviser and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser and sub-advisor, as applicable, from each Fund under the applicable Advisory Agreements was fair and reasonable and that the continuance of the investment advisory contracts was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser and Sub-Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreements. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Adviser’s and sub-advisor’s, as applicable, risk governance model and reports showing the Adviser’s and sub-advisor’s, as applicable, compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser and sub-advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered

66	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2013

the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser and, as applicable, the sub-adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and sub-advisor, as applicable, and their affiliates as a result of their relationship with the Funds.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser and sub-advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A.

(“JPMCB”) for custody and fund accounting, and other related services. The Board also reviewed the adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the adviser.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedules for each Fund do not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Funds benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for

OCTOBER 31, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	67

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the independent consultant and also considered the special analysis prepared by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Asia Pacific Fund’s performance was in the fourth quintile for both Class A and Select Class shares for the one-year period ended December 31, 2012. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable. The Trustees also noted that effective June 28, 2012, the Fund changed its name, portfolio management team, investment strategies and lowered its expense caps and investment advisory and sub-advisory fees.

The Trustees noted that the China Region Fund’s performance was in the first, second and third quintiles for Class A shares, and in the first, second and second quintiles for Select Class shares for the one-, three- and five-year periods ended December 31, 2012, respectively, and that the independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the India Fund’s performance was in the fifth, second and second quintiles for Class A shares, and in the fourth, first and first quintiles for Select Class shares for the one-, three- and five-year periods ended December 31, 2012, respectively, and that the independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Intrepid European Fund’s performance was in the first, second and third quintiles for both Class A and Select Class shares for the one-, three- and five-year periods ended December 31, 2012, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Latin America Fund’s performance was in the second quintile for Class A for each of the one-, three- and five-year periods ended December 31, 2012 and in the second, first and first quintiles for Select Class shares for the one-, three- and five-year periods ended December 31, 2012, respectively, and that the independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund, including, as appropriate, information about the sub-advisory fees. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Asia Pacific Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory and sub-advisory fees were reasonable.

The Trustees noted that the China Region Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for both Class A and Select Class shares were in the third quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory and sub-advisory fees were reasonable.

The Trustees noted that the India Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and fourth quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory and sub-advisory fees were reasonable.

68	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2013

The Trustees noted that the Intrepid European Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the third and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Latin America Fund’s net advisory fee for both Class A and Select Class shares was in the third quintile, and that the actual total expenses for Class A and Select Class shares were in the third and fourth quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

OCTOBER 31, 2013	J.P. MORGAN COUNTRY/REGION FUNDS	69

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2013. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2013. The information necessary to complete your income tax returns for the calendar year ending December 31, 2013 will be provided under separate cover.

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2013, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%. Each Fund hereby designates the following amount or maximum allowable amount of ordinary income distributions as qualified dividends (amounts in thousands):

Qualified Dividend Income
Asia Pacific Fund	$51
China Region Fund	48
Intrepid European Fund	1,859
Latin America Fund	242

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2013, the Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign gross income and foreign tax expenses are as follows or amounts as finally determined (amounts in thousands):

	Gross Income	Foreign Tax Pass Through
Asia Pacific Fund	$129	$9
China Region Fund	8,491	954
Intrepid European Fund	4,781	285
Latin America Fund	2,555	30

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2013. These shareholders should refer to their 2013 Form 1099-DIV for the foreign tax paid.

70	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2013

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2013. All rights reserved. October 2013.	AN-INTEQ-CO-1013

Annual Report

J.P. Morgan SMA Funds

October 31, 2013

JPMorgan International Value SMA Fund

JPMorgan Tax Aware Real Return SMA Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

DECEMBER 4, 2013 (Unaudited)

Dear Shareholder:

Despite periods of heightened volatility, developed market equities, in aggregate, posted outstanding returns for the twelve months ended October 31, 2013. For much of the period, stocks were supported by solid corporate earnings and robust demand from investors looking to generate higher returns in the low interest rate environment. While it signaled a potential policy shift, the U.S. Federal Reserve (“Fed”) continued to pursue its highly accommodative policies in an attempt to lower unemployment and spur the economy. Many central banks overseas also maintained accommodative monetary policies aimed at stimulating their economies. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. Elsewhere, the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012.

“As the market’s periodic gyrations have demonstrated, it is critically important to maintain a long-term focus for your investment portfolio.”

Positive investor sentiment was interrupted several times during the reporting period, triggered by a number of factors including uncertainties regarding the U.S. “fiscal cliff” and sequestration, geopolitical issues, the Fed’s plans to begin “tapering” its asset purchase program, the partial federal government shutdown and the raising of the debt ceiling. Yet, market declines proved to be only temporary setbacks. All told, U.S. stocks rose sharply and achieved record highs on a number of occasions during the twelve months ended October 31, 2013. Overseas, developed international stocks also rallied sharply, while emerging market equities generated less robust returns given concerns regarding China’s economy and rising U.S. interest rates.

U.S. Treasury Yields Rise Sharply

Talk of Fed tapering negatively impacted the fixed income markets. U.S. Treasury security yields continued to be low from a historical perspective, but ended the period sharply higher than when the reporting period began. Still, U.S. Treasury yields fell from their reporting period peak in early September

2013 as the Fed chose to delay tapering its asset purchases. The yield for 10-year U.S. Treasury securities ended October 31, 2013 at 2.57%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.31% and 3.63%, respectively. Amid the rising interest rate environment, the overall U.S. fixed income market generated a negative return for the reporting period. High yield bonds (also known as “junk bonds”), in contrast, posted a solid gain, whereas emerging market debt securities declined.

Maintaining a Long-Term Perspective

While the global economy is far from robust, it is still on a growth path. Despite some recent mixed data, the expansion in the U.S. appears to be sustainable. In addition, Europe has finally emerged from its lengthy recession. Elsewhere, pro-growth initiatives in Japan have thus far yielded positive results. While growth in China has moderated, there have been some encouraging signs of late that its economy can avoid a “hard landing.”

We are encouraged by the stock market’s resiliency despite periods of elevated volatility. In addition, equity market correlations appear to be moderating, which could create a more favorable environment for active managers. Also, given the overall weakness in the bond market, valuations in a number of fixed income sectors have become more attractive.

As the market’s periodic gyrations have demonstrated, it is critically important to maintain a long-term focus for your investment portfolio. Furthermore, having a well- diversified investment portfolio that is allocated among a number of asset classes can potentially lessen the impact of market declines.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

OCTOBER 31, 2013	J.P. MORGAN SMA FUNDS	1

JPMorgan International Value SMA Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund* . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	27.33%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Value Index (net of foreign withholding taxes)	27.79%

Net Assets as of 10/31/2013 (In Thousands) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$325,158

INVESTMENT OBJECTIVE**

The JPMorgan International Value SMA Fund (the “Fund”) seeks to provide high total return from a portfolio of foreign company equity securities.

The Fund was established to implement the International Value separately managed account strategy, and to hold common shares of companies that were deemed attractive but were not accessible as American Depository Receipts (ADRs).

HOW DID THE MARKET PERFORM?

The global financial markets experienced periods of volatility during the reporting period. This volatility was triggered by a number of factors, including mixed economic data, geopolitical issues, expectations for future central bank monetary policies and, in the U.S., the impact of the fiscal cliff, sequestration and partial government shutdown. The MSCI EAFE Value Index (net of foreign withholding taxes) (the “Benchmark”) returned 27.79% for the twelve months ended October 31, 2013.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund underperformed the Benchmark for the reporting period. Detractors from performance relative to the Benchmark included the Fund’s security selection in the technology-hardware and energy sectors and an underweight position in the banks and finance sector. Contributors to performance relative to the Benchmark included the Fund’s security selection in the basic industries and property sectors and an overweight position in the automotives sector.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in China Shenhua Energy Co., Ltd., First Quantum Minerals Ltd. and

Nitto Denko Corp. Shares of China Shenhua Energy Co., Ltd., a coal mining and energy company, fell on the back of weak coal prices and moderating economic growth in the People’s Republic of China. First Quantum Minerals Ltd. is a mining company. Its shares struggled as concerns about growth, particularly in China, weighed on commodity prices. Shares of Nitto Denko Corp., a Japanese chemical and materials company, underperformed as operating profits rose less than expected and management’s full year projections fell short of estimates.

Individual contributors to relative performance included out-of-Benchmark positions in European Aeronautic Defence and Space Company N.V. and Mitsui Fudosan Co., Ltd., as well as an overweight position in Renault S.A. Shares of European Aeronautic Defence and Space Company N.V. rose on the back of strong orders for commercial aircraft. Shares of Mitsui Fudosan Co., Ltd. were supported by a recovery in the Japanese property market and by policymakers’ efforts to stimulate the Japanese economy. French automaker Renault S.A.‘s shares rose sharply as the European economy showed early signs of recovery. The company, which controls Nissan, has also made inroads into the fast-growing Chinese market.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, seeking to identify what they believed were the most attractive value investment opportunities within each sector. The Fund’s portfolio managers looked for securities that they believed possessed an attractive valuation signal (as measured by a proprietary dividend discount model) and a timely catalyst that would enable the security to realize its inherent value.

2	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2013

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Swiss Re AG (Switzerland)	5.6%
2.	Daimler AG (Germany)	5.1
3.	Cie de St-Gobain (France)	4.9
4.	Solvay S.A. (Belgium)	4.2
5.	Japan Tobacco, Inc. (Japan)	4.1
6.	European Aeronautic Defence and Space Co. N.V. (France)	3.9
7.	UPM-Kymmene OYJ (Finland)	3.3
8.	Sodexo (France)	3.3
9.	Danske Bank A/S (Denmark)	3.3
10.	Volkswagen AG (Preferred Stock) (Germany)	3.2

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	26.3%
France	15.9
Germany	11.4
Switzerland	7.7
Italy	5.0
Hong Kong	4.9
United Kingdom	4.2
Belgium	4.2
Finland	3.4
Denmark	3.3
Norway	3.1
South Korea	2.9
China	2.5
Sweden	2.0
Australia	1.8
Canada	1.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset values in accordance with accounting principals generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2013. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2013	J.P. MORGAN SMA FUNDS	3

JPMorgan International Value SMA Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2013

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	5 YEAR	SINCE INCEPTION
INTERNATIONAL VALUE SMA FUND	8/17/07	27.33%	7.37%	13.65%	0.99%

LIFE OF FUND PERFORMANCE (8/17/07 TO 10/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 17, 2007.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan International Value SMA Fund, the MSCI EAFE Value Index and the Lipper International Multi-Cap Value Funds Index from August 17, 2007 to October 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Lipper International Multi-Cap Value Funds Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the MSCI EAFE Value Index does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to nonresident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in developed markets, excluding the U.S. and Canada. The Lipper International Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2013

JPMorgan Tax Aware Real Return SMA Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)* . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	-2.29%
Barclays Competitive Intermediate Municipal (1-17 Year) Maturities Index . . . . . . . . . . . . . . . .	-0.41%
Composite Benchmark** . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	-3.17%

Net Assets as of 10/31/2013 (In Thousands) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$27,244

INVESTMENT OBJECTIVE***

The JPMorgan Tax Aware Real Return SMA Fund (the “Fund”) seeks to maximize after-tax inflation protected return.

INVESTMENT APPROACH

The Fund was established to implement the Tax Aware Real Return separately managed account strategy. The Fund uses zero-coupon inflation-swaps (“inflation swaps”) in combination with tax-exempt municipal bonds to create a synthetic portfolio of inflation protected securities. The Fund is designed to protect the total return generated by its tax-exempt fixed income holdings from inflation risk. The inflation swaps used by the Fund are based on cumulative percentage movements in the Consumer Price Index for All Urban Consumers (“CPI-U”). The inflation swaps are structured so that one counterparty agrees to pay the cumulative percentage change in the CPI-U over the duration of the swap. The other counterparty (the Fund) pays a compounded fixed rate (zero coupon inflation-swap rate), which is based on the “breakeven inflation rate,” calculated as the yield difference between a nominal U.S. Treasury security and a U.S. Treasury Inflation Protected Security (TIPS) of equal maturity.

The Fund’s portfolio managers aim to protect the portfolio from inflation risk across maturities. Therefore, the yield curve positioning of the underlying bonds is used as the general basis for the Fund’s inflation swap positioning. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time. The Fund’s portfolio managers believe that matching the duration (a measure of the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates) of the inflation protection to the duration of the underlying bonds is the most effective and efficient way to protect the portfolio from both actual realized inflation as well as the loss of value that results from an increase in inflation expectations. However, the inflation protection is actively managed, and the Fund’s portfolio managers may elect to deviate from the curve positioning of the underlying bonds as a result of opportunities that result from macroeconomic or technical factors.

HOW DID THE MARKET PERFORM?

The U.S. economy continued to grow during the reporting period, but the pace of the expansion was far from robust. While there were indications of a policy shift from the U.S. Federal

Reserve (the “Fed”), it remained highly accommodative throughout the reporting period. The Fed surprised the market by delaying the tapering of its asset purchase program at its meeting in September 2013. Turning to the municipal bond market, there were periods of volatility given talk of Fed tapering, rising Treasury yields and weak demand during the second half of the reporting period. In addition investor sentiment was negatively impacted by Detroit’s bankruptcy filing and other high profile credit events. Among municipal bond securities, higher quality issuances outperformed their lower quality counterparts. The Barclays Competitive Intermediate Municipal (1-17 Year) Maturities Index (the “Municipal Securities Benchmark”) returned -0.41% for the twelve months ended October 31, 2013.

Inflation, as measured by the CPI-U, was muted and declined during the twelve months ended October 31, 2013. Inflation swaps with 2-, 5-, 10-, 20- and 30-year maturities all declined during the reporting period.

HOW DID THE FUND PERFORM?

The Fund (Select Class Shares) posted a negative absolute return and underperformed the Municipal Securities Benchmark for the twelve months ended October 31, 2013. The Fund’s underperformance was driven by the Fund’s use of inflation swaps, which generated a negative total return. In contrast, the Fund’s preference for higher quality issuances was beneficial for its relative performance. However, the Fund’s inflation swaps contributed to relative performance versus the Composite Benchmark, as a result of the Fund’s underweight to inflation protection relative to the swap component of the Composite Benchmark. Additionally, the Fund’s yield curve positioning added to relative performance versus the Composite Benchmark as longer dated inflation swaps, of which the Fund was underweight overall, underperformed. On the downside, the Fund did hold certain longer dated inflation swaps, which were a drag on performance. In addition, the Fund’s overweight to longer duration water/sewer and special tax municipal securities detracted from performance relative to the Composite Benchmark.

HOW WAS THE FUND POSITIONED?

Among the Fund’s tax-exempt fixed income investments, the Fund employed a bottom-up, security selection-based investment approach and sought to take advantage of opportunities

OCTOBER 31, 2013	J.P. MORGAN SMA FUNDS	5

JPMorgan Tax Aware Real Return SMA Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited) (continued)

stemming from increased volatility, supply pressures and headline credit risk. The Fund maintained its quality bias, as the Fund’s portfolio managers preferred higher-quality issuances. The Fund’s portfolio managers also maintained an inflation-overlay hedging strategy, using zero-coupon inflation-linked swaps to purchase protection against inflation along the yield curve.

PORTFOLIO COMPOSITION****
Municipal Bonds	97.5%
Short-Term Investment	2.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The return of the Fund’s Composite Benchmark is determined by adding the return of the Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Barclays Inflation Swap 5 Year Zero Coupon Index.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of October 31, 2013. The Fund’s portfolio composition is subject to change.

6	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2013

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2013

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	5 YEAR	SINCE INCEPTION
TAX AWARE REAL RETURN SMA FUND	5/31/07
Before Taxes		(2.29)%	2.82%	5.20%	4.05%
After Taxes on Distributions		(2.44)	2.77	5.17	4.02
After Taxes on Distributions and Sale of Fund Shares		(0.35)	2.72	4.71	3.84

LIFE OF FUND PERFORMANCE (5/31/07 TO 10/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 31, 2007.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Tax Aware Real Return SMA Fund, the Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index, the Tax Aware Real Return Composite Benchmark and the Lipper Intermediate Municipal Debt Funds Index from May 31, 2007 to October 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Tax Aware Real Return Composite Benchmark does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Tax Aware Real Return Composite Benchmark is determined by adding the Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Barclays Inflation Swap 5 Year Zero Coupon Index. The Lipper Intermediate Municipal Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

The Tax Aware strategy seeks to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, with the exception of returns noted above as after taxes.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2013	J.P. MORGAN SMA FUNDS	7

JPMorgan International Value SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.1%
	Australia — 1.8%
1,216	Goodman Group (m)	5,809

	Belgium — 4.1%
85	Solvay S.A. (m)	13,286

	Canada — 1.4%
244	First Quantum Minerals Ltd. (m)	4,626

	China — 2.4%
2,594	China Shenhua Energy Co., Ltd., Class H (m)	7,891

	Denmark — 3.2%
451	Danske Bank A/S (a) (m)	10,538

	Finland — 3.3%
84	Afarak Group OYJ (a) (i)	40
672	UPM-Kymmene OYJ (m)	10,667

		10,707

	France — 15.6%
296	Cie de St-Gobain (m)	15,543
180	European Aeronautic Defence and Space Co. N.V. (m)	12,339
106	Lafarge S.A. (m)	7,334
110	Sodexo (m)	10,632
276	Suez Environnement Co. (m)	4,810

		50,658

	Germany — 8.1%
200	Daimler AG (m)	16,340
213	Metro AG (m)	9,985

		26,325

	Hong Kong — 4.8%
2,564	China Overseas Land & Investment Ltd. (m)	7,946
906	Wharf Holdings Ltd. (m)	7,624

		15,570

	Italy — 4.9%
411	Assicurazioni Generali SpA (m)	9,607
868	UniCredit SpA (m)	6,516

		16,123

	Japan — 25.8%
231	Bridgestone Corp. (m)	7,926
421	Daiwa House Industry Co., Ltd. (m)	8,434
112	East Japan Railway Co. (m)	9,729
364	Japan Tobacco, Inc. (m)	13,164
2,040	Kawasaki Heavy Industries Ltd. (m)	7,971
167	Mitsui Fudosan Co., Ltd. (m)	5,532
145	Nitto Denko Corp. (m)	7,620
597	Ricoh Co., Ltd. (m)	6,305

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — Continued
604	Sumitomo Electric Industries Ltd. (m)	9,051
381	Yamato Holdings Co., Ltd. (m)	8,183

		83,915

	Norway — 3.0%
408	Telenor ASA (m)	9,814

	South Korea — 2.9%
7	Samsung Electronics Co., Ltd. (m)	9,361

	Sweden — 2.0%
265	Electrolux AB, Series B, (m)	6,537

	Switzerland — 7.6%
203	Swiss Re AG (a) (m)	17,813
355	UBS AG (a) (m)	6,868

		24,681

	United Kingdom — 4.2%
1,243	Kingfisher plc (m)	7,517
115	SABMiller plc (m)	6,020

		13,537

	Total Common Stocks (Cost $257,565)	309,378

Preferred Stock — 3.1%
	Germany — 3.1%
40	Volkswagen AG (m) (Cost $3,810)	10,077

	Total Investments — 98.2% (Cost $261,375)	319,455
	Other Assets in Excess of Liabilities — 1.8%	5,703

	NET ASSETS — 100.0%	$325,158

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2013

Summary of Investments by Industry, October 31, 2013

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Real Estate Management & Development	9.2%
Insurance	8.6
Automobiles	8.3
Chemicals	6.5
Commercial Banks	5.3
Building Products	4.9
Tobacco	4.1
Aerospace & Defense	3.9
Paper & Forest Products	3.3
Hotels, Restaurants & Leisure	3.3
Food & Staples Retailing	3.1
Diversified Telecommunication Services	3.1
Road & Rail	3.0
Semiconductors & Semiconductor Equipment	2.9

INDUSTRY	PERCENTAGE
Electrical Equipment	2.8%
Air Freight & Logistics	2.6
Machinery	2.5
Auto Components	2.5
Oil, Gas & Consumable Fuels	2.5
Specialty Retail	2.4
Construction Materials	2.3
Capital Markets	2.2
Household Durables	2.0
Office Electronics	2.0
Beverages	1.9
Real Estate Investment Trusts (REITs)	1.8
Multi-Utilities	1.5
Metals & Mining	1.5

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
28	Euro STOXX 50 Index	12/20/13	$1,163	$5
6	FTSE 100 Index	12/20/13	645	—	(h)

				$5

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN SMA FUNDS	9

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — 99.1% (t)
	Alaska — 0.4%
	General Obligation — 0.4%
100	Matanuska-Susitna Borough School Board, Series A, GO, NATL-RE, 5.250%, 04/01/15 (p)	107

	Arizona — 0.3%
	General Obligation — 0.3%
85	Maricopa County, School District No. 38, Madison Elementary School Improvement, Project of 2004, Series B, GO, NATL-RE, 5.000%, 07/01/16	94

	California — 2.4%
	Education — 0.3%
60	California Educational Facilities Authority, Pomona College, Series A, Rev., 5.000%, 01/01/18	70

	General Obligation — 1.6%
375	State Center Community College District, GO, 5.000%, 08/01/25	425

	Other Revenue — 0.4%
75	Golden West Schools Financing Authority, Series A, Rev., NATL-RE, 5.800%, 02/01/20	87
25	Golden West Schools Financing Authority, Beverly Hills Unified School District, Rev., NATL-RE, FGIC, 5.250%, 08/01/23	31

		118

	Prerefunded — 0.1%
30	El Monte Union High School District, Election of 2002, Series B, GO, NATL-RE, 5.000%, 03/01/15 (p)	32

	Total California	645

	Colorado — 3.4%
	General Obligation — 1.3%
305	Jefferson County School District No. R-1, GO, 5.000%, 12/15/22	364

	Other Revenue — 2.1%
500	Colorado Water Resources & Power Development Authority, Wastewater Revolving Fund, Series A, Rev., 5.250%, 09/01/16	567

	Total Colorado	931

	Connecticut — 6.3%
	General Obligation — 4.7%
150	City of New Britain, GO, AGM, 5.000%, 04/15/17	171
250	State of Connecticut, Series E, GO, 5.000%, 12/15/16	284

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — Continued
100	Town of New Canaan, Series B, GO, 5.000%, 04/01/20	117
300	Town of Ridgefield, GO, 4.000%, 09/15/16	329
200	Town of Trumbull, GO, 5.000%, 09/15/16	225
135	Town of West Hartford, Series A, GO, 5.000%, 07/01/18	160

		1,286

	Other Revenue — 1.6%
	City of Stamford, Water Pollution Control System & Facility,
100	Series A, Rev., 6.000%, 08/15/20 (w)	124
150	Series A, Rev., 6.000%, 08/15/21 (w)	187
100	Series A, Rev., 6.000%, 08/15/22	125

		436

	Total Connecticut	1,722

	District of Columbia — 1.1%
	Education — 0.4%
100	District of Columbia, Georgetown University, Series A, Rev., AMBAC, 5.000%, 04/01/16	110

	General Obligation — 0.1%
20	District of Columbia, Series C, GO, AGM, 5.000%, 06/01/15	22

	Other Revenue — 0.6%
135	Washington Metropolitan Area Transit Authority, Series A, Rev., 5.000%, 07/01/18	157

	Total District of Columbia	289

	Florida — 3.3%
	General Obligation — 2.1%
500	Florida State Board of Education, Public Education Capital Outlay, Series D, GO, 5.000%, 06/01/25	571

	Other Revenue — 1.1%
185	Florida State Department of Transportation, Turnpike Authority, Series A, Rev., 4.000%, 07/01/18	210
80	Polk County, Public Facilities, Rev., NATL-RE, 5.000%, 12/01/18	86

		296

	Water & Sewer — 0.1%
25	Seminole County, Water & Sewer, Rev., 5.000%, 10/01/18	27

	Total Florida	894

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Georgia — 5.7%
	General Obligation — 0.8%
50	City of Augusta, GO, 4.000%, 10/01/14	52
150	State of Georgia, Series D, GO, 5.250%, 10/01/15	164

		216

	Other Revenue — 4.7%
625	Columbia County Water & Sewerage, Rev., 4.000%, 06/01/17	694
250	DeKalb County, Water & Sewerage, Series B, Rev., 5.250%, 10/01/26	291
250	Henry County, Water & Sewerage Authority, Rev., 5.000%, 02/01/26	284

		1,269

	Water & Sewer — 0.2%
60	Jackson County, Water & Sewer Authority, Series A, Rev., XLCA, 5.250%, 09/01/21	67

	Total Georgia	1,552

	Hawaii — 1.3%
	General Obligation — 1.3%
300	State of Hawaii, Unrefunded Balance, Series DR, GO, 5.000%, 06/01/18	353

	Idaho — 0.2%
	Water & Sewer — 0.2%
50	Idaho Bond Bank Authority, Series B, Rev., NATL-RE, 5.000%, 09/15/15	54

	Illinois — 1.6%
	General Obligation — 0.2%
60	City of Chicago, Series A, GO, AGM, 5.500%, 01/01/19	66

	Other Revenue — 0.7%
165	Forest Preserve District of Cook County, Limited Tax Project and Refunding, Series B, GO, 5.000%, 12/15/24	184

	Prerefunded — 0.7%
150	Metropolitan Pier & Exposition Authority, McCormick Place Expansion, Series A-2002, Rev., FGIC, 5.500%, 06/15/18 (p)	179

	Total Illinois	429

	Indiana — 2.2%
	Education — 0.5%
100	Purdue University, Student Fee, Series U, Rev., 5.250%, 07/01/21	121

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — 1.7%
250	Indiana Finance Authority, State Revolving Fund Program, Series B, Rev., 5.000%, 02/01/21	296
150	Indiana State Transportation Finance Authority, Highway, Series B, Rev., NATL-RE, FGIC, 5.500%, 12/01/16	172

		468

	Total Indiana	589

	Iowa — 0.2%
	Water & Sewer — 0.2%
65	City of Des Moines, Sewer, Series H, Rev., AGM, 5.000%, 06/01/14	67

	Kansas — 2.1%
	General Obligation — 2.1%
500	City of Wichita, Series B, GO, 4.000%, 09/01/17	561

	Louisiana — 0.8%
	Industrial Development Revenue/Pollution Control Revenue — 0.8%
200	Terrebonne Parish, Public Improvement, Series ST, Rev., 5.875%, 03/01/26	224

	Maryland — 5.4%
	General Obligation — 5.0%
545	County of Baltimore, GO, 5.000%, 02/01/20	652
100	Montgomery County, Consolidated Public Improvement, Series A, GO, 5.000%, 05/01/17 (p)	115
500	State of Maryland, State & Local Facilities Loan of 2009, Third Series C, GO, 5.000%, 11/01/17	583

		1,350

	Transportation — 0.4%
100	Maryland State Department of Transportation, Consolidated Transportation, Second Issue, Rev., 4.000%, 09/01/16	110

	Total Maryland	1,460

	Massachusetts — 4.4%
	Certificate of Participation/Lease — 2.7%
	Massachusetts Bay Transportation Authority,
350	Series A, Rev., 5.250%, 07/01/27	415
250	Series B, Rev., 5.250%, 07/01/23	308

		723

	General Obligation — 1.3%
300	Commonwealth of Massachusetts, Series B, GO, 5.250%, 08/01/21	366

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN SMA FUNDS	11

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Other Revenue — 0.4%
100	Massachusetts Health & Educational Facilities Authority, Harvard University, Series A, Rev., 5.000%, 12/15/15	110

	Total Massachusetts	1,199

	Michigan — 0.3%
	Education — 0.3%
75	Western Michigan University, Rev., NATL-RE, FGIC, 5.000%, 11/15/15	80

	Minnesota — 0.8%
	Other Revenue — 0.8%
200	Minnesota Public Facilities Authority, Series A, Rev., 5.000%, 03/01/16	221

	Mississippi — 0.4%
	Prerefunded — 0.4%
100	Mississippi Housing Finance Corp., Single Family Mortgage, Senior Terminal Appreciation, Rev., Zero Coupon, 06/01/15 (p)	99

	Missouri — 2.9%
	General Obligation — 2.2%
175	Clay County, North Kansas City School District No. 74, Direct Deposit of State Aid Program, GO, 5.000%, 03/01/20	199
350	Kansas City, Improvement, Series A, GO, 5.000%, 02/01/23	408

		607

	Transportation — 0.4%
100	Missouri State Highways & Transit Commission, First Lien, Series B, Rev., 5.000%, 05/01/22	110

	Water & Sewer — 0.3%
75	Missouri State Environmental Improvement & Energy Resources Authority, Water Pollution Control, State Revolving Fund Program, Series B, Rev., 5.500%, 07/01/14	77

	Total Missouri	794

	New Jersey — 0.6%
	Transportation — 0.6%
	New Jersey Transportation Trust Fund Authority, Transportation System,
80	Series A, Rev., 5.250%, 12/15/20	94
60	Series A, Rev., 5.500%, 12/15/21	72

	Total New Jersey	166

	New Mexico — 7.0%
	General Obligation — 1.5%
340	New Mexico Finance Authority, Senior Lien Public Project, Series C, Rev., 5.000%, 06/01/22	406

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — 5.5%
300	Bernalillo County, Gross Receipts, Rev., AMBAC, 5.250%, 10/01/26	350
250	New Mexico Finance Authority, State Transportation, Senior Lien, Rev., 5.000%, 06/15/24	285
	New Mexico Finance Authority, State Transportation, Sub Lien,
200	Series A-2, Rev., 5.000%, 12/15/20	239
500	Series A-2, Rev., 5.000%, 12/15/21	584
30	New Mexico Finance Authority, Subordinate Lien Public Project Revolving Fund, Series B, Rev., NATL-RE, 5.000%, 06/15/17	34

		1,492

	Total New Mexico	1,898

	New York — 12.2%
	General Obligation — 3.0%
50	Ardsley Union Free School District, Series B, GO, AGM, 4.000%, 06/15/15	53
70	Briarcliff Manor, Public Improvement, Series A, GO, AGM, 5.000%, 09/01/14	73
100	Queensbury Union Free School District, GO, 4.000%, 12/15/18	113
75	Suffolk County, Public Improvement, Series B, GO, NATL-RE, 4.250%, 11/01/14	78
350	Taconic Hills Central School District at Craryville, GO, 4.000%, 06/15/18	391
100	Town of Riverhead, Public Improvement, GO, 4.000%, 06/01/21	112

		820

	Industrial Development Revenue/Pollution Control Revenue — 1.2%
280	City of New York, Sub Series E-1, GO, 6.250%, 10/15/28	328

	Other Revenue — 7.0%
110	New York City Transitional Finance Authority, Building Aid, Fiscal Year 2009, Series S-5, Rev., 5.000%, 01/15/26	125
100	New York City Transitional Finance Authority, Future Tax Secured Revenue, Fiscal 2011, Series C, Rev., 5.000%, 11/01/16	113
260	New York State Dormitory Authority, Personal Income Tax, Series C, Rev., 5.000%, 03/15/19	298
250	New York State Environmental Facilities Corp., State Clean Water & Drinking Water, New York City Municipal Water Projects, Series K, Rev., 5.500%, 06/15/17	294

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Other Revenue — Continued
100	New York State Urban Development Corp., Service Contract, Series A, Rev., 5.000%, 01/01/16	109
	Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels,
750	Series A, Rev., 5.000%, 01/01/26	846
100	Series D, Rev., 5.000%, 11/15/18	118

		1,903

	Special Tax — 0.4%
100	Sales Tax Asset Receivable Corp., Series A, Rev., NATL-RE, 5.000%, 10/15/17	105

	Water & Sewer — 0.6%
150	New York City Municipal Water Finance Authority, Water & Sewer System Second General Resolution, Fiscal Year 2009, Series AA, Rev., 5.000%, 06/15/17	173

	Total New York	3,329

	Ohio — 2.5%
	General Obligation — 1.9%
100	Cincinnati City School District, Classroom Facilities Construction & Improvement, GO, NATL-RE, FGIC, 5.250%, 12/01/19	120
250	City of Columbus, Series 1, GO, 5.000%, 07/01/27	288
100	Franklin County, Various Purpose, GO, 5.000%, 12/01/19	117

		525

	Other Revenue — 0.6%
125	Ohio State Water Development Authority, Water Pollution Control Loan Fund, Water Quality, Rev., 5.250%, 12/01/18	150

	Total Ohio	675

	Oregon — 1.7%
	General Obligation — 1.0%
215	Clackamas County School District No. 7J, Lake Oswego, GO, AGM, 5.250%, 06/01/25	263

	Other Revenue — 0.7%
175	Oregon State Department of Administrative Services, Lottery, Series A, Rev., 5.000%, 04/01/21	204

	Total Oregon	467

	Pennsylvania — 4.5%
	Education — 0.8%
190	Delaware County Authority, Villanova University, Rev., AMBAC, 5.000%, 08/01/23	210

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — 1.6%
15	Central Bucks School District, Series A, GO, 5.000%, 05/15/23	18
75	Lower Merion School District, GO, 3.000%, 05/15/15	78
	State of Pennsylvania, Second Series,
200	GO, 5.000%, 01/01/16 (p)	219
100	GO, 5.000%, 03/01/16	111

		426

	Prerefunded — 2.1%
485	Central Bucks School District, Series A, GO, 5.000%, 05/15/21 (p)	585

	Total Pennsylvania	1,221

	Rhode Island — 2.2%
	Other Revenue — 2.2%
505	Rhode Island Clean Water Finance Agency, Water Pollution Control Revolving Fund, Series A, Rev., 5.000%, 10/01/18	597

	South Carolina — 1.3%
	General Obligation — 1.3%
300	State of South Carolina, Series C, GO, 5.000%, 03/01/22	358

	Tennessee — 1.3%
	General Obligation — 0.2%
50	Metropolitan Government of Nashville & Davidson County, GO, 5.000%, 01/01/18 (p)	58

	Other Revenue — 1.1%
250	City of Memphis, Electric System, Rev., 5.000%, 12/01/17	291

	Total Tennessee	349

	Texas — 9.7%
	Education — 2.1%
500	University of Texas, Financing System, Series C, Rev., 5.000%, 08/15/18	592

	General Obligation — 3.4%
75	City of El Paso, Series A, GO, NATL-RE, 4.750%, 08/15/23	84
240	City of Irving, Improvement, GO, 5.000%, 09/15/21	284
500	Hays County, Pass-Through Toll, GO, 5.000%, 02/15/23	564

		932

	Other Revenue — 0.9%
210	Harris County, Series C, Rev., 5.000%, 08/15/22	242

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN SMA FUNDS	13

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Prerefunded — 1.0%
135	Benavides Independent School District, GO, PSF-GTD, 4.450%, 08/15/15 (p)	145
100	Harris County, Permanent Improvement, Series C, GO, 5.750%, 10/01/18 (p)	122

		267

	Utility — 0.2%
50	City of Garland, Electric Utility System, Rev., NATL-RE, 5.625%, 03/01/15	53

	Water & Sewer — 2.1%
	City of Houston, Combined Utility System, First Lien,
50	Series A, Rev., AGM, 5.000%, 11/15/15	55
355	Series D, Rev., 5.000%, 11/15/24	411
70	City of Mesquite, Waterworks & Sewer System, Rev., AGM, 5.000%, 03/01/20	79
25	City of San Antonio, Water System, Rev., NATL-RE, FGIC, 5.500%, 05/15/15	27

		572

	Total Texas	2,658

	Utah — 0.3%
	Other Revenue — 0.3%
75	Utah State Building Ownership Authority, State Facilities Master Lease Program, Series C, Rev., AGM, 5.500%, 05/15/14	77

	Vermont — 0.1%
	Utility — 0.1%
35	Vermont Public Power Supply Authority, McNeil Project, Series E, Rev., NATL-RE, 5.250%, 07/01/14	36

	Virginia — 5.6%
	General Obligation — 4.6%
900	City of Newport News, Water Improvement, Series B, GO, 5.250%, 07/01/22	1,102
150	Loudoun County, Public Improvement, Series A, GO, 5.000%, 07/01/16	168

		1,270

	Other Revenue — 1.0%
175	Henrico County, Public Improvement, GO, 5.000%, 07/15/20	211
50	Virginia College Building Authority, 21st Century College & Equipment, Educational Facilities, Series E-2, Rev., 5.000%, 02/01/23	60

		271

	Total Virginia	1,541

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Washington — 2.1%
	General Obligation — 1.3%
25	Snohomish County, School District No. 2, Everett, GO, NATL-RE, FGIC, 5.000%, 12/01/16	28
280	State of Washington, Various Purpose, Series 2010A, GO, 5.000%, 08/01/19	334

		362

	Other Revenue — 0.6%
150	Central Puget Sound Regional Transportation Authority, Sales Tax & Motor Vehicle Excise Tax, Series P-1, Rev., 5.000%, 02/01/25	174

	Transportation — 0.1%
25	Port of Seattle, Intermediate Lien, Series A, Rev., NATL-RE, 5.000%, 03/01/15	27

	Utility — 0.1%
20	Energy Northwest Project 1, Electric, Series D, Rev., 5.000%, 07/01/16	22

	Total Washington	585

	Wisconsin — 2.5%
	Other Revenue — 2.5%
	State of Wisconsin, Transportation,
290	Series A, Rev., 5.000%, 07/01/20	347
300	Series A, Rev., 5.000%, 07/01/26	335

	Total Wisconsin	682

	Total Municipal Bonds (Cost $25,705)	27,003

SHARES
Short-Term Investment — 2.5%
	Investment Company — 2.5%
687	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.010% † (b) (l) (m) (Cost $687)	687

	Total Investments — 101.6% (Cost $26,392)	27,690
	Other Assets in Excess of Liabilities — (1.6)%	(446)

	NET ASSETS — 100.0%	$27,244

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2013

Inflation-Linked Swaps (Amounts in thousands)
	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Barclays Bank plc	2.573% at termination	CPI-U at termination	01/15/14	$1,000	$(54)
Barclays Bank plc	2.610% at termination	CPI-U at termination	03/19/15	1,500	(104)
Barclays Bank plc	2.675% at termination	CPI-U at termination	10/12/15	500	(37)
Barclays Bank plc	2.095% at termination	CPI-U at termination	05/24/16	1,000	(7)
BNP Paribas	1.980% at termination	CPI-U at termination	01/31/14	1,000	8
BNP Paribas	2.530% at termination	CPI-U at termination	02/22/18	3,000	(82)
BNP Paribas	2.165% at termination	CPI-U at termination	11/04/18	2,000	—
BNP Paribas	2.720% at termination	CPI-U at termination	04/01/21	8,000	(358)
BNP Paribas	2.510% at termination	CPI-U at termination	11/04/23	1,000	—
Credit Suisse International	1.900% at termination	CPI-U at termination	05/02/14	1,000	(7)
Deutsche Bank AG, New York	1.930% at termination	CPI-U at termination	01/03/17	5,000	(24)
Royal Bank of Scotland	2.620% at termination	CPI-U at termination	06/28/25	1,000	(21)

					$(686)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN SMA FUNDS	15

JPMorgan SMA Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013

AGM	— Insured by Assured Guaranty Municipal Corp.
AMBAC	— Insured by American Municipal Bond Assurance Corp.
CPI-U	— Consumer Price Index for All Urban Consumers
FGIC	— Insured by Financial Guaranty Insurance Co.
GO	— General Obligation
GTD	— Guaranteed
MTA	— Metropolitan Transportation Authority
NATL	— Insured by National Public Finance Guarantee Corp.
PSF	— Permanent School Fund
RE	— Reinsured
Rev.	— Revenue
XLCA	— Insured by XL Capital Assurance

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(l)	— The rate shown is the current yield as of October 31, 2013.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(p)	— Security is prerefunded or escrowed to maturity.
(r)	— Rates shown are per annum and payments are as described.
(t)	— The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(w)	— When-issued security.
†	— Approximately $530,000 of this investment is restricted as collateral for swaps to various brokers.

For the JPMorgan International Value SMA Fund, the value and percentage based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the notes to the financial statements, are approximately $314,829,000 and 98.6%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2013

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2013

(Amounts in thousands, except per share amounts)

	International Value SMA Fund		Tax Aware Real Return SMA Fund
ASSETS:
Investments in non-affiliates, at value	$319,455		$27,003
Investments in affiliates, at value	—		157
Investments in affiliates-restricted, at value	—		530

Total investment securities, at value	319,455		27,690
Cash	7,557		—
Foreign currency, at value	53		—
Receivables:
Investment securities sold	1,554		—
Fund shares sold	1,021		—
Interest and dividends from non-affiliates	699		337
Tax reclaims	272		—
Outstanding swap contracts, at value	—		8
Due from Adviser	68		30

Total Assets	330,679		28,065

LIABILITIES:
Payables:
Distributions	—		64
Investment securities purchased	5,263		—
Fund shares redeemed	174		—
Variation margin on futures contracts	1		—
Outstanding swap contracts, at value	—		694
Accrued liabilities:
Custodian and accounting fees	31		5
Collateral management fees	—		3
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—
Audit fees	51		45
Other	1		10

Total Liabilities	5,521		821

Net Assets	$325,158		$27,244

NET ASSETS:
Paid-in-Capital	$294,611		$26,669
Accumulated undistributed (distributions in excess of) net investment income	5,938		25
Accumulated net realized gains (losses)	(33,489)		(62)
Net unrealized appreciation (depreciation)	58,098		612

Total Net Assets	$325,158		$27,244

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):	23,441		2,574
Net Asset Value, offering and redemption price per share (b)	$13.87		$10.58

Cost of investments in non-affiliates	$261,375		$25,705
Cost of investments in affiliates	—		157
Cost of investments in affiliates-restricted	—		530
Cost of foreign currency	53		—

(a)	Amount rounds to less than $1,000.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN SMA FUNDS	17

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2013

(Amounts in thousands)

	International Value SMA Fund	Tax Aware Real Return SMA Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$870
Dividend income from non-affiliates	7,422	—
Foreign taxes withheld	(666)	—

Total investment income	6,756	870

EXPENSES:
Administration fees	214	28
Custodian and accounting fees	112	37
Professional fees	111	81
Collateral management fees	—	14
Trustees’ and Chief Compliance Officer’s fees	3	— (a)
Printing and mailing costs	10	5
Registration and filing fees	26	16
Transfer agent fees	66	15
Other	6	5

Total expenses	548	201

Less amounts waived	(214)	(28)
Less expense reimbursements	(334)	(173)

Net expenses	—	—

Net investment income (loss)	6,756	870

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	13,415	173
Futures	183	—
Foreign currency transactions	(292)	—
Swaps	—	(140)

Net realized gain (loss)	13,306	33

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	39,802	(1,266)
Futures	(6)	—
Foreign currency translations	31	—
Swaps	—	(436)

Change in net unrealized appreciation/depreciation	39,827	(1,702)

Net realized/unrealized gains (losses)	53,133	(1,669)

Change in net assets resulting from operations	$59,889	$(799)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2013

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	International Value SMA Fund		Tax Aware Real Return SMA Fund
	Year Ended 10/31/2013	Year Ended 10/31/2012	Year Ended 10/31/2013	Year Ended 10/31/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,756	$7,558	$870	$942
Net realized gain (loss)	13,306	(28,448)	33	(17)
Change in net unrealized appreciation/depreciation	39,827	25,119	(1,702)	1,383

Change in net assets resulting from operations	59,889	4,229	(799)	2,308

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(7,663)	(7,501)	(838)	(918)

Total distributions to shareholders	(7,663)	(7,501)	(838)	(918)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	126,904	92,833	5,105	5,751
Distributions reinvested	5,285	5,643	—	—
Cost of shares redeemed	(61,199)	(121,912)	(15,905)	(3,196)

Change in net assets resulting from capital transactions	70,990	(23,436)	(10,800)	2,555

NET ASSETS:
Change in net assets	123,216	(26,708)	(12,437)	3,945
Beginning of period	201,942	228,650	39,681	35,736

End of period	$325,158	$201,942	$27,244	$39,681

Accumulated undistributed (distributions in excess of) net investment income	$5,938	$7,132	$25	$(7)

SHARE TRANSACTIONS:
Issued	10,116	8,284	469	524
Reinvested	456	550	—	—
Redeemed	(4,984)	(10,921)	(1,467)	(290)

Change in Shares	5,588	(2,087)	(998)	234

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN SMA FUNDS	19

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
International Value SMA Fund
Year Ended October 31, 2013	$11.31	$0.31		$2.69	$3.00	$(0.44)
Year Ended October 31, 2012	11.47	0.43		(0.21)	0.22	(0.38)
Year Ended October 31, 2011	12.30	0.41	(e)	(1.00)	(0.59)	(0.24)
Year Ended October 31, 2010	10.80	0.22		1.45	1.67	(0.17)
Year Ended October 31, 2009	8.40	0.26	(e)	2.38	2.64	(0.24)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	The Fund’s expenses have been contractually capped at 0.00%. See Note 3.E. in the Notes to Financial Statements. The Fund is an integral part of “separately managed accounts” programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Fund. Participants in these programs pay a fee to the sponsor of the program.
(c)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets, end of period (000’s)	Net expenses (b)(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (d)

$13.87	27.33%	$325,158	—%	2.66%	0.22%	72%
11.31	2.28	201,942	—	3.58	0.21	81
11.47	(4.95)	228,650	—	3.27	0.21	65
12.30	15.67	187,569	—	1.89	0.24	85
10.80	32.28	169,705	—	2.86	0.35	119

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN SMA FUNDS	21

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Tax Aware Real Return SMA Fund
Year Ended October 31, 2013	$11.11	$0.29	$(0.54)	$(0.25)	$(0.28)	$—	$(0.28)
Year Ended October 31, 2012	10.71	0.27	0.39	0.66	(0.26)	—	(0.26)
Year Ended October 31, 2011	10.50	0.28	0.21	0.49	(0.28)	—	(0.28)
Year Ended October 31, 2010	10.34	0.32	0.17	0.49	(0.32)	(0.01)	(0.33)
Year Ended October 31, 2009	9.49	0.38	0.85	1.23	(0.38)	—	(0.38)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	The Fund’s expenses have been contractually capped at 0.00%. See Note 3.E. in the Notes to Financial Statements. The Fund is an integral part of “separately managed accounts” programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Fund. Participants in these programs pay a fee to the sponsor of the program.
(c)	Includes earnings credits and interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets, end of period (000’s)	Net expenses (b)(c)	Net investment income (loss)	Expenses without waivers reimbursements and earnings credits	Portfolio turnover rate (d)

$10.58	(2.29)%	$27,244	—%	2.58%	0.60%	16%
11.11	6.24	39,681	—	2.45	0.51	4
10.71	4.72	35,736	—	2.65	0.62	17
10.50	4.77	15,915	—	3.08	1.46	4
10.34	13.15	10,302	—	3.76	1.50	32

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN SMA FUNDS	23

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

Diversified/Non-Diversified
International Value SMA Fund	Diversified (effective 2/29/12)
Tax Aware Real Return SMA Fund	Diversified

The investment objective of International Value SMA Fund is to seek to provide high total return from a portfolio of foreign company equity securities.

The investment objective of Tax Aware Real Return SMA Fund is to seek to maximize after-tax inflation protected return.

Shares of the Funds may be purchased only by or on behalf of separately managed accounts where J.P. Morgan Investment Management Inc. serves as the investment adviser or sub-adviser to the account with the separately managed account sponsor or directly with the client. The Funds’ shares may not be purchased directly by individuals.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, various forms of credit enhancements, such as bond insurance, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”) and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also

24	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2013

take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless the Adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input by country as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands) :

International Value SMA Fund

	Level 1 Quoted prices		Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Australia	$—		$5,809	$—		$5,809
Belgium	—		13,286	—		13,286
Canada	4,626		—	—		4,626
China	—		7,891	—		7,891
Denmark	—		10,538	—		10,538
Finland	—		10,667	40	*	10,707
France	10,632		40,026	—		50,658
Germany	—		26,325	—		26,325
Hong Kong	—		15,570	—		15,570
Italy	—		16,123	—		16,123
Japan	—		83,915	—		83,915
Norway	—		9,814	—		9,814
South Korea	—		9,361	—		9,361
Sweden	—		6,537	—		6,537
Switzerland	—		24,681	—		24,681
United Kingdom	—		13,537	—		13,537

Total Common Stocks	15,258		294,080	40	*	309,378

Preferred Stock
Germany	—		10,077	—		10,077

Total Preferred Stock	—		10,077	—		10,077

Total Investments in Securities	$15,258		$304,157	$40	*	$319,455

Appreciation in Other Financial Instruments
Futures Contracts	$5		$—	$—		$5

Depreciation in Other Financial Instruments
Futures Contracts	$—	(a)	$—	$—		$—	(a)

OCTOBER 31, 2013	J.P. MORGAN SMA FUNDS	25

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

Tax Aware Real Return SMA Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$687	$27,003	$—	$27,690

Appreciation in Other Financial Instruments
Inflation-Linked Swaps	$—	$8	$—	$8

Depreciation in Other Financial Instruments
Inflation-Linked Swaps	$—	$(694)	$—	$(694)

(a)	Amount rounds to less than $1,000.
(b)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOIs. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOI for state specifics of portfolio holdings.
*	Level 3 securities are valued by brokers and pricing services. At October 31, 2013, the value of these securities was approximately $40,000. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, results of broker and vendor due diligence, unchanged price review and consideration of macro or security specific events.

There were no transfers between Levels 1 and 2 during the year ended October 31, 2013.

B. Restricted and Illiquid Securities — Certain securities held by International Value SMA Fund may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund. As of October 31, 2013, International Value SMA Fund had no investments in restricted securities.

The value and percentage of net assets of illiquid securities held by International Value SMA Fund as of October 31, 2013 were approximately $40,000 and 0.01% respectively.

C. Futures Contracts — International Value SMA Fund uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Fund buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation (depreciation) in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

26	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2013

The table below discloses the volume of the Fund’s futures contracts activity during the year ended October 31, 2013 (amount in thousands):

International Value SMA Fund
Futures Contracts
Average Notional Balance Long	$854
Ending Notional Balance Long	1,808

D. Swaps — Tax Aware Real Return SMA Fund engages in inflation-linked swaps to provide inflation protection within its portfolio. Swap transactions are negotiated contracts (“over the counter “OTC” swaps”) between a fund and a counterparty or centrally cleared (“centrally cleared swaps”) with a central clearinghouse through a Futures Commission Merchant (“FCM”), to exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recognized as a realized gain or loss when the contract matures or is terminated. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation or depreciation in the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. Cash collateral posted by the Fund is invested in an affiliated money market fund and is reported on the Statements of Assets and Liabilities as Investments in affiliates — restricted. Collateral received by the Fund is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management services to the Fund (See Note 3.F.). These amounts are not reflected on the Fund’s Statements of Assets and Liabilities and are disclosed in the table below.

The Fund’s swap contracts at net value and collateral posted or received by counterparty as of October 31, 2013 is as follows (amounts in thousands):

Fund		Counterparty	Value of swap contracts	Collateral amount
Tax Aware Real Return SMA Fund	Collateral Posted	BNP Paribas	$(432)	$530

Daily movement of collateral is subject to minimum threshold amounts.

The central clearing house acts as the counterparty to each centrally cleared swap transaction, therefore credit risk is limited to the failure of the clearinghouse.

The use of swaps exposes the Fund to interest rate risk. The Fund also may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying rate; (ii) counterparty credit risk related to the failure, by the counterparty to the swap, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, (iv) documentation risk relating to disagreement over contract terms.

Tax Aware Real Return SMA Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements gives the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreement and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Tax Aware Real Return SMA Fund.

OCTOBER 31, 2013	J.P. MORGAN SMA FUNDS	27

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

The table below discloses the Fund’s swap activity during the year ended October 31, 2013 (amounts in thousands):

Tax Aware Real Return SMA Fund
Interest Rate-Related Swaps (Inflation-Linked Swaps):
Average Notional Balance — Pays Fixed Rate	$31,846
Ending Notional Balance — Pays Fixed Rate	26,000

E. Summary of Derivatives Information

The following table presents the value of derivatives held as of October 31, 2013, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

International Value SMA Fund

Derivative Contract	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$5

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$—	(b)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.
(b)	Amount rounds to less than $1,000.

The following table presents the value of derivatives held as of October 31, 2013, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Tax Aware Real Return SMA Fund

Derivative Contract	Statement of Assets and Liabilities Location
Gross Assets:		Swaps
Interest rate contracts	Receivables	$8

Gross Liabilities:
Interest rate contracts	Payables	$(694)

The following tables present the effect of derivatives on the Statements of Operations for the year ended October 31, 2013, by primary underlying risk exposure (amounts in thousands):

International Value SMA Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts
Equity contracts	$183

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts
Equity contracts	$(6)

Tax Aware Real Return SMA Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Swaps
Interest rate contracts	$(140)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Swaps
Interest rate contracts	$(436)

The Funds’ derivative contracts held at October 31, 2013 are not accounted for as hedging instruments under GAAP.

28	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2013

F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the International Value SMA Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign currency gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

H. Allocation of Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds.

I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of October 31, 2013, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

J. Foreign Taxes — International Value SMA Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

K. Distributions to Shareholders — Distributions from net investment income are generally declared and paid annually for International Value SMA Fund and monthly for Tax Aware Real Return SMA Fund. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital		Accumulated undistributed (distribution in excess of) net investment income		Accumulated net realized gains (losses)
International Value SMA Fund	$—	(a)	$(287)		$287
Tax Aware Real Return SMA Fund	—		—	(a)	—	(a)

(a)	Amount rounds to less than $1000.

The reclassifications for International Value SMA Fund relate primarily to foreign currency gains or losses.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser does not charge an advisory fee to the Funds. It should be understood, however, that the Funds are an integral part of separately managed account programs. Participants in these programs pay a fee to the sponsor of the program. The Adviser is compensated directly or indirectly by the separately managed account sponsors.

OCTOBER 31, 2013	J.P. MORGAN SMA FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2013, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.E.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Funds’ shares. The Distributor receives no compensation in its capacity as the Funds’ underwriter.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. International Value SMA Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statements of Operations. For Tax Aware Real Return SMA Fund, payments to the custodian may be reduced by credits earned, if any, by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

E. Waivers and Reimbursements — No expenses or fees (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees Deferred Compensation Plan) are borne by the Funds pursuant to contractual arrangements with the Adviser through February 28, 2014.

For the year ended October 31, 2013, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers	Contractual Reimbursements
	Administration
International Value SMA Fund	$214	$334
Tax Aware Real Return SMA Fund	28	173

F. Collateral Management Fees — JPMCB provides derivatives collateral management services for Tax Aware Real Return SMA Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral Management fees on the Statements of Operations.

G. Other — The Funds may invest in affiliated J.P. Morgan money market funds. The Funds’ Adviser and its affiliates provide services to and receive fees from the J.P. Morgan money market funds; therefore, the Adviser and its affiliates may indirectly receive fees, including advisory fees, from the Funds.

Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2013, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended October 31, 2013, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

30	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2013

4. Investment Transactions

During the year ended October 31, 2013, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
International Value SMA Fund	$246,899	$177,335
Tax Aware Real Return SMA Fund	5,302	15,268

During the year ended October 31, 2013, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at October 31, 2013 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
International Value SMA Fund	$264,600	$62,759	$7,904	$54,855
Tax Aware Real Return SMA Fund	26,413	1,349	72	1,277

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of Passive Foreign Investment Companies (“PFICs”) and wash sale loss deferrals.

The tax character of distributions paid during the year ended October 31, 2013 was as follows (amounts in thousands):

	Total Distributions Paid From:			Total Distributions Paid
	Ordinary Income		Tax-Exempt Distributions
International Value SMA Fund	$7,663		$—	$7,663
Tax Aware Real Return SMA Fund	—	(a)	838	838

(a)	Amount rounds to less than $1,000.

The tax character of distributions paid during the fiscal year ended October 31, 2012 was as follows (amounts in thousands):

	Total Distributions Paid From:		Total Distributions Paid
	Ordinary Income	Tax-Exempt Distributions
International Value SMA Fund	$7,501	$—	$7,501
Tax Aware Real Return SMA Fund	—	918	918

As of October 31, 2013, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Tax Exempt Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
International Value SMA Fund	$6,171	$—	$(30,487)	$54,868
Tax Aware Real Return SMA Fund	—	90	(39)	591

For the Funds, the cumulative timing differences primarily consist of mark to market of PFICs, distribution payable and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of October 31, 2013, International Value SMA Fund had post-enactment net capital loss carryforwards (amounts in thousands):

	Short Term	Long Term
International Value SMA Fund	$8,402	$5,886

OCTOBER 31, 2013	J.P. MORGAN SMA FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

As of October 31, 2013, the Funds had pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2017	2018	2019	Total
International Value SMA Fund	$16,199	$—	$—	$16,199
Tax Aware Real Return SMA Fund	—	35	4	39

During the year ended October 31, 2013, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

	Pre-Enactment Capital Loss Carryforwards Utilized	Post-Enactment Capital Loss Carryforwards Utilized		Total Capital Loss Carryforwards Utilized
		Short-Term	Long-Term
International Value SMA Fund	$—	$5,991	$7,621	$13,612
Tax Aware Real Return SMA Fund	17	2	14	33

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2013, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

International Value SMA Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws, or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2013, substantially all of the International Value SMA Fund’s net assets consisted of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

As of October 31, 2013, the Fund listed below had the following country allocations representing greater than 10% of total investments.

	France	Germany	Japan
International Value SMA Fund	15.9%	11.4%	26.3%

International Value SMA Fund has several shareholders, which are accounts maintained by separately managed account sponsors on behalf of their clients, that own significant portions of the Fund’s outstanding shares. Tax Aware Real Return SMA Fund has a shareholder, which is an account maintained by a separately managed account sponsor on behalf of its clients, that owns all of the Fund’s outstanding shares. Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

32	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2013

Tax Aware Real Return SMA Fund invests primarily in a portfolio of municipal debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and the Fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

8. New Accounting pronouncement

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, “Balance Sheet: Disclosures about Offsetting Assets and Liabilities”. In January 2013, the FASB issued ASU 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”, which updated ASU 2011-11. The ASU creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives, repurchase agreements and securities lending transactions that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. This ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the Funds’ financial statement disclosures.

OCTOBER 31, 2013	J.P. MORGAN SMA FUNDS	33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan International Value SMA Fund and JPMorgan Tax Aware Real Return SMA Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan International Value SMA Fund and JPMorgan Tax Aware Real Return SMA Fund (each a separate Fund of JPMorgan Trust I) (hereafter referred to as the “Funds”) at October 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2013

34	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2013

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	171	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (effective 7/1/13); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	171	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present); Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	171	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	171	Director, Center for Communication, Hearing and Deafness (1990-present).

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	171	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	171	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	171	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	171	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	171	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

OCTOBER 31, 2013	J.P. MORGAN SMA FUNDS	35

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo* * (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	171	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	171	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	171	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	171	Trustee, The Victory Portfolios (2000-2008).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of the Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (171 funds), including JPMorgan Mutual Fund Group which liquidated effective November 29, 2012 and is in the process of winding up its affairs.

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment adviser, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

36	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2013

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**

Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

OCTOBER 31, 2013	J.P. MORGAN SMA FUNDS	37

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including administration fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Fund at the beginning of the reporting period, May 1, 2013, and continued to hold your shares at the end of the reporting period, October 31, 2013.

Actual Expenses

For each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Fund under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During the Period†*	Annualized Expense Ratio†
International Value SMA Fund
Actual	$1,000.00	$1,073.50	$0.00	0.00%
Hypothetical	1,000.00	1,025.21	0.00	0.00

Tax Aware Real Return SMA Fund
Actual	1,000.00	974.50	0.00	0.00
Hypothetical	1,000.00	1,025.21	0.00	0.00

†	Reflects the fact that no fees or expenses are borne by the Funds. The Funds are an integral part of “separately managed accounts” programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Funds and the Investment Adviser. Participants in these programs pay a fee to the sponsor of the program.

*	Expenses are equal to each Fund’s respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

38	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2013

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2013, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 22, 2013.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Adviser on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Adviser of the Funds’ performance. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Adviser and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the overall arrangement between the Funds and the Adviser, as provided in each Advisory Agreement, was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

OCTOBER 31, 2013	J.P. MORGAN SMA FUNDS	39

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees noted that there was no advisory fee charged to the Funds. The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund.

The Trustees also considered that JPMFM did not earn fees from the Funds for providing administrative services due to contractual waivers it has in place. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services. In addition, the Trustees considered that the Adviser receives fees from sponsors of separately managed accounts that are invested in the Funds. The Board also reviewed the adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the adviser.

Economies of Scale

The Trustees noted that there was not an investment advisory fee charged to the Funds. The Trustees also noted that the fee schedule for the administrative services provided by JPMFM includes a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Funds would benefit from that breakpoint in the absence of the current waivers in place for the Funds. The Trustees also recognized the Adviser has fee waivers and expense limitations in place that serve to limit the Funds’ overall net expense ratios at competitive levels. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the Advisory Agreement or management fees including administrative fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees further noted that the overall fee structure of the Funds as compared to the Adviser’s other clients was reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one- and three-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance are summarized below:

The Trustees noted that the International Value SMA Fund’s performance was in the second quintile for each of the one-, three-, and five-year periods ended December 31, 2012. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Tax Aware Real Return SMA Fund’s performance was in the third, fourth and third quintiles for the

40	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2013

one-, three-, and five-year periods ended December 31, 2012, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the fixed income committee at each of their regular meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Funds are not charged a separate investment advisory fee by the Adviser because the Funds are used only by managed-account strategies advised by the Adviser. The Trustees considered each Fund’s contractual advisory fee rate and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee (which is 0.00%) and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the expenses of each Fund after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of expense ratios because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s expense ratios are summarized below:

The Trustees noted that the International Value SMA Fund’s contractual advisory fee was 0.00% and that the actual total expenses were in the first quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Tax Aware Real Return SMA Fund’s contractual advisory fee was 0.00% and that the actual total expenses were in the first quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

OCTOBER 31, 2013	J.P. MORGAN SMA FUNDS	41

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2013. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2013. The information necessary to complete your income tax returns for the calendar year ending December 31, 2013 will be received under separate cover.

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2013, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
International Value SMA Fund	$7,663

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2013, the Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Gross income and foreign tax expenses are as follows (amounts in thousands):

	Gross Income	Foreign Tax Pass Through
International Value SMA Fund	$6,758	$666

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2013. These shareholders will receive more detailed information along with 2013 Form 1099-DIV.

Tax-Exempt Income

The following represents the percentage of distributions paid from net investment income that are exempt from federal income tax for the fiscal year ended October 31, 2013:

Exempt Distributions Paid
Tax Aware Real Return SMA Fund	99.96%

42	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2013

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡ Social Security number and account balances

¡ transaction history and account transactions

¡ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡ open an account or provide contact information

¡ give us your account information or pay us by check

¡ make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡ sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡ affiliates from using your information to market to you

¡ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2013. All rights reserved. October 2013.	AN-SMA-1013

Annual Report

J.P. Morgan Specialty Funds

October 31, 2013

JPMorgan Global Natural Resources Fund

JPMorgan International Realty Fund

JPMorgan Strategic Preservation Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

DECEMBER 4, 2013 (Unaudited)

Dear Shareholder:

Despite periods of heightened volatility, developed market equities, in aggregate, posted outstanding returns for the twelve months ended October 31, 2013. For much of the period, stocks were supported by solid corporate earnings and robust demand from investors looking to generate higher returns in the low interest rate environment. While it signaled a potential policy shift, the U.S. Federal Reserve (“Fed”) continued to pursue its highly accommodative policies in an attempt to lower unemployment and spur the economy. Many central banks overseas also maintained accommodative monetary policies aimed at stimulating their economies. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. Elsewhere, the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012.

“As the market’s periodic gyrations have demonstrated, it is critically important to maintain a long-term focus for your investment portfolio.”

Positive investor sentiment was interrupted several times during the reporting period, triggered by a number of factors including uncertainties regarding the U.S. “fiscal cliff” and sequestration, geopolitical issues, the Fed’s plans to begin “tapering” its asset purchase program, the partial federal government shutdown and the raising of the debt ceiling. Yet, market declines proved to be only temporary setbacks. All told, U.S. stocks rose sharply and achieved record highs on a number of occasions during the twelve months ended October 31, 2013. Overseas, developed international stocks also rallied sharply, while emerging market equities generated less robust returns given concerns regarding China’s economy and rising U.S. interest rates.

U.S. Treasury Yields Rise Sharply

Talk of Fed tapering negatively impacted the fixed income markets. U.S. Treasury security yields continued to be low from a historical perspective, but ended the period sharply higher than when the reporting period began. Still, U.S. Treasury yields fell from their reporting period peak in early September 2013 as the Fed chose to delay tapering its asset purchases. The yield for 10-year U.S. Treasury securities ended October 31, 2013 at 2.57%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.31% and 3.63%, respectively. Amid the rising interest rate environment, the overall U.S. fixed income market generated a negative return for the reporting period. High yield bonds (also known as “junk bonds”), in contrast, posted a solid gain, whereas emerging market debt securities declined.

Maintaining a Long-Term Perspective

While the global economy is far from robust, it is still on a growth path. Despite some recent mixed data, the expansion in the U.S. appears to be sustainable. In addition, Europe has finally emerged from its lengthy recession. Elsewhere, pro-growth initiatives in Japan have thus far yielded positive results. While growth in China has moderated, there have been some encouraging signs of late that its economy can avoid a “hard landing.”

We are encouraged by the stock market’s resiliency despite periods of elevated volatility. In addition, equity market correlations appear to be moderating, which could create a more favorable environment for active managers. Also, given the overall weakness in the bond market, valuations in a number of fixed income sectors have become more attractive.

As the market’s periodic gyrations have demonstrated, it is critically important to maintain a long-term focus for your investment portfolio. Furthermore, having a well- diversified investment portfolio that is allocated among a number of asset classes can potentially lessen the impact of market declines.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	1

JPMorgan Global Natural Resources Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(15.90)%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)	25.77%
Euromoney Mining, Gold and Energy Index (net of foreign withholding taxes) (Formerly called the HSCB Gold, Mining and Energy Index)	(17.30)%

Net Assets as of 10/31/2013 (In Thousands)	$37,429

INVESTMENT OBJECTIVE**

The JPMorgan Global Natural Resources Fund (the “Fund”) seeks to provide long-term capital appreciation.

HOW DID THE MARKET PERFORM?

In most parts of the world, central banks continued their efforts to stimulate economic growth with accommodative policies. In Europe, the European Central Bank committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. The U.S. Federal Reserve also remained committed to accommodative policies and U.S. equities received an additional boost from continued signs of a recovery in the housing market. Meanwhile, the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012. Japanese equities performed strongly as investors reacted positively to the new government’s policies. Although international developed equities posted robust gains for the reporting period, resource equities, in general, performed poorly, in part, on concerns that slower growth, particularly in China, would put pressure on commodity prices. The Euromoney Mining, Gold and Energy Index (net of foreign withholding taxes) significantly underperformed the broader equity market during the reporting period. Given the performance of resource equities relative to the broader market, the Fund underperformed the MSCI World Index (net of foreign withholding taxes) during the reporting period. The Fund, however, outperformed the Euromoney Mining, Gold and Energy Index (net of foreign withholding taxes) for the twelve months ended October 31, 2013.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s investments in gold and precious metals were the most significant detractors from performance. Gold prices fell sharply during the reporting period which, combined with the production shortfalls and cost overruns that plagued many gold producers, contributed to a decline in gold mining stocks. Within the gold and precious metals sector, individual positions in Goldcorp, Inc. and Yamana Gold, Inc. were among the largest detractors from the Fund’s performance.

Several of the Fund’s energy holdings performed strongly during the reporting period. Shares of Anadarko Petroleum Corp. rose as the oil exploration and production company continued to expand production in Texas and Colorado. The company, along with its partners, also continues to explore offshore basins. Shares of Tethys Petroleum Limited, an oil and gas exploration and production company, moved higher during the reporting period. The company and its partners have indicated that they are looking to develop an area in Tajikistan that some believe could hold more oil and gas than the North Sea. Tethys Petroleum Limited also owns other oil and gas projects in Central Asia.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers invested in the equity securities of natural resource companies operating primarily in the gold and precious metals, energy and base metals sub-sectors. They used bottom-up fundamental research in an attempt to identify what they believed were attractively priced stocks of companies that appeared positioned to grow their long-term earnings by increasing production and reserves. The Fund was invested across various sub-sectors within natural resources as well as across regions and market capitalizations.

2	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Rio Tinto plc (United Kingdom)	6.4%
2.	Freeport-McMoRan Copper & Gold, Inc. (United States)	6.0
3.	Glencore Xstrata plc (Switzerland)	5.9
4.	BHP Billiton plc (United Kingdom)	5.3
5.	Anadarko Petroleum Corp. (United States)	5.2
6.	First Quantum Minerals Ltd. (Canada)	3.9
7.	Concho Resources, Inc. (United States)	2.6
8.	Lundin Mining Corp. (Canada)	2.2
9.	Lundin Petroleum AB (Sweden)	2.1
10.	Fortescue Metals Group Ltd. (Australia)	2.1

PORTFOLIO COMPOSITION BY COUNTRY***
Canada	28.2%
United Kingdom	21.6
United States	19.5
Australia	8.2
Switzerland	7.3
Netherlands	3.2
Sweden	2.1
Russia	1.7
South Africa	1.6
Norway	1.2
Others (each less than 1.0%)	1.7
Short-Term Investment	3.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2013. The Fund’s composition is subject to change.

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	3

JPMorgan Global Natural Resources Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2013

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/10
Without Sales Charge		(16.23)%	(13.46)%
With Sales Charge*		(20.64)	(15.04)
CLASS C SHARES	11/30/10
Without CDSC		(16.63)	(13.88)
With CDSC**		(17.63)	(13.88)
CLASS R2 SHARES	11/30/10	(16.43)	(13.67)
CLASS R5 SHARES	11/30/10	(15.76)	(13.04)
CLASS R6 SHARES	11/30/11	(15.75)	(13.02)
SELECT CLASS SHARES	11/30/10	(15.90)	(13.21)

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/10 TO 10/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2010.

Returns for Class R6 Shares prior to its inception date were based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R5 Shares have different expenses than Class R6 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Natural Resources Fund, the MSCI World Index, the Euromoney Mining Gold and Energy Index (formerly HSBC Gold, Mining and Energy Index) and the Lipper Global Natural Resources Funds Index from November 30, 2010 to October 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index and the Euromoney Mining Gold and Energy Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. For the MSCI World Index, the dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper Global Natural Resources Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The

Euromoney Mining Gold and Energy Index is comprised of three natural resources sector components which are each equally weighted to reflect 1/3 of the index: 1) the Mining component, consisting of the Euromoney Global Mining Index, excluding Gold, Coal and Uranium, 2) the Gold component, consisting of all gold producers found in the Euromoney Mining Gold and Energy Index, and 3) the Energy component, comprised of the Energy sector within the Euromoney Global Equities Index plus any Coal or Uranium companies in the Global Mining Index. The three components are rebalanced quarterly at the end of each March, June, September and December and the index is net of withholding taxes. The Lipper Global Natural Resources Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

JPMorgan International Realty Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class R5 Shares, without a sales charge)*	12.15%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	26.88%
FTSE EPRA/NAREIT Developed ex US Net of Tax US Tax Stance (net of foreign withholdings taxes) (“Real Estate Securities Benchmark”)	14.36%

Net Assets as of 10/31/2013 (In Thousands)	$304,270

INVESTMENT OBJECTIVE**

The JPMorgan International Realty Fund (the “Fund”) will seek long-term capital growth.

HOW DID THE MARKET PERFORM?

Central banks in most developed market economies continued their efforts to stimulate growth with accommodative policies. The European Central Bank committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. Meanwhile, the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012. The MSCI EAFE Index and the Real Estate Securities Benchmark returned 26.88% and 14.36%, respectively, for the twelve months ended October 31, 2013.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class R5 shares, without a sales charge) underperformed the MSCI EAFE Index (net of foreign withholding taxes) and the Real Estate Securities Benchmark for the twelve months ended October 31, 2013.

The Fund invests primarily in equity securities of real estate investment trusts (REITs), while the MSCI EAFE Index is a broad-based market index that represents 22 developed markets outside of the U.S. and Canada. The Fund’s relative underperformance versus the MSCI EAFE Index (net of foreign withholding taxes) was driven by its positioning in REITs which, in general, lagged the broader developed equity market.

Relative to the Real Estate Securities Benchmark, stock selection in Japan and China detracted from performance for the reporting period. This detractor was partially offset by positive stock selection in Singapore and the UK. From a sector perspective, the Fund’s holdings in the diversified sector were the principal detractors from relative performance, while stock selection in the retail sector was beneficial to results.

In terms of individual companies, not owning Sumitomo Realty & Development Co. detracted from relative performance, as did the Fund’s overweight positions, relative to the Real Estate Securities Benchmark, in New World Development Co., Ltd. and Capitaland Limited. Shares of Sumitomo Realty & Development Co., a Japan-based developer, rose sharply against a backdrop of greater home demand. As such, not having a position in the company detracted from performance relative to the Real Estate Securities Benchmark. Shares of New World Development Co., Ltd., a Hong Kong-based developer, performed poorly as Hong Kong’s real estate market leveled off. Shares of Singapore-based Capitaland Limited declined as the company’s profit margins narrowed during the reporting period.

The Fund’s overweight positions, relative to the Real Estate Securities Benchmark, in Mitsui Fudosan Co., Ltd., Mitsubishi Estate Company, Limited, and Helical Bar Plc. all contributed to relative performance during the reporting period. Shares in Mitsui Fudosan Co., Ltd., a major Japanese developer, rose as investor sentiment for the company improved after it sold certain of its assets. Shares of another major Japanese developer, Mitsubishi Estate Company, Limited, rose as profit margins increased in its residential-focused businesses. Finally, shares of Helical Bar Plc., a UK-based developer, moved higher as the country’s economic recovery gained some momentum.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s portfolio managers projected long-term cash flow for each company and valued real estate securities using a proprietary dividend discount model. As a result of this process, the Fund’s largest country overweight relative to the Real Estate Securities Benchmark was in France and its largest country underweight was in Switzerland.

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	5

JPMorgan International Realty Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Mitsubishi Estate Co., Ltd. (Japan)	9.6%
2.	Mitsui Fudosan Co., Ltd. (Japan)	8.8
3.	Unibail-Rodamco SE (France)	7.3
4.	Westfield Group (Australia)	4.0
5.	British Land Co. plc (United Kingdom)	4.0
6.	Wharf Holdings Ltd. (Hong Kong)	4.0
7.	Japan Real Estate Investment Corp. (Japan)	3.9
8.	Goodman Group (Australia)	3.4
9.	Hammerson plc (United Kingdom)	2.9
10.	CapitaLand Ltd. (Singapore)	2.8

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	28.4%
Australia	13.9
United Kingdom	13.7
Hong Kong	13.2
Singapore	8.9
France	8.5
Canada	6.3
Germany	2.5
Others (each less than 1.0%)	2.5
Short-Term Investment	2.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2013. The Fund’s composition is subject to change.

6	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/06
Without Sales Charge		11.57%	11.24%	(0.46)%
With Sales Charge*		5.67	10.05	(1.24)
CLASS C SHARES	11/30/06
Without CDSC		11.10	10.69	(0.96)
With CDSC**		10.10	10.69	(0.96)
CLASS R5 SHARES	11/30/06	12.15	11.78	(0.00)
SELECT CLASS SHARES	11/30/06	11.87	11.54	(0.21)

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/06 TO 10/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2006.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan International Realty Fund, MSCI EAFE Index, FTSE EPRA/NAREIT Developed ex US Net of Tax US Tax Stance and Lipper International Real Estate Funds Average from November 30, 2006 to October 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or sales charges associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the FTSE EPRA/NAREIT Developed ex US Net of Tax US Tax Stance does not reflect the deduction of expenses or sales charges associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, after deduction of withholding tax, and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper International Real Estate Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The FTSE EPRA/NAREIT

Developed ex US Net of Tax US Tax Stance is a subset of the FTSE EPRA/NAREIT Developed Index, where the FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and REITs worldwide, and the FTSE EPRA/NAREIT Developed ex US Net of Tax US Tax Stance excludes all US companies and is net of withholding tax from the perspective of a U.S. investor. All index constituents are fully free float adjusted in accordance with FTSE’s index rules, to reflect the actual availability of stock in the market for public investment. Each FTSE constituent weighting is adjusted to reflect restricted shareholdings and foreign ownership to ensure an accurate representation of investable market capitalization. Investors cannot invest directly in an index. The Lipper International Real Estate Funds Average represents an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class R5 Shares have no minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	7

JPMorgan Strategic Preservation Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	6.69%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.09%

Net Assets as of 10/31/2013 (In Thousands)	$75,709

INVESTMENT OBJECTIVE**

The JPMorgan Strategic Preservation Fund (the “Fund”) seeks to provide a total return from a diversified portfolio of stocks and bonds.

HOW DID THE MARKET PERFORM?

The global financial markets experienced periods of volatility during the reporting period. This volatility was triggered by a number of factors, including mixed economic data, geopolitical issues, expectations for future central bank monetary policies and, in the U.S., the impact of the fiscal cliff, sequestration and partial government shutdown. The global equity markets were highly resilient and generally produced strong results during the reporting period. In contrast, the global bond market was weak overall.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Benchmark”) for the twelve months ended October 31, 2013. The Fund’s outperformance was predominantly driven by its allocation to global stocks, particularly U.S. and Japanese equities. In addition, the Fund’s stock selection contributed to its performance. Areas of particular strength were global financial companies, Japanese exporters, UK homebuilders and European health care firms. The Fund also benefited from its exposure to convertible bonds. The duration of the Fund’s fixed income holdings fluctuated between 0.6 and 4.0 years during the reporting period, generally averaging approximately 2.0 years (duration is used to measure the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates). Within the fixed income market, the Fund had a preference for European debt.

HOW WAS THE FUND POSITIONED?

The Fund invested in global stocks and bonds, convertible bonds, U.S. Treasury securities and cash. Several adjustments were made to the portfolio during the reporting period. The Fund’s allocation to convertible bonds was reduced during the first and second quarters of 2013, as interest rates rose due to expectations that the U.S. Federal Reserve (the “Fed”) would begin tapering its asset purchase program sooner than previously anticipated. The Fund’s U.S. equity exposure was also tactically reduced in July 2013 given Fed tapering concerns. The Fund continued to gradually build its position in Japanese equities during the period amidst highly accommodative fiscal and monetary policy in Japan. Finally, the Fund’s duration was tactically adjusted throughout the reporting period.

The Fund used futures for efficient portfolio management and to implement tactical positioning. The Fund also used currency derivatives to hedge its exposure to foreign currencies during the reporting period.

8	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	Bundesrepublik Deutschland, (Germany), 4.250%, 07/04/18	5.6%
2.	Bundesobligation, (Germany), 0.250%, 04/13/18	5.5
3.	Kingdom of Spain, (Spain), 4.100%, 07/30/18	5.3
4.	Kingdom of Spain, (Spain), 4.600%, 07/30/19	5.1
5.	U.S. Treasury Note, (United States), 1.625%, 08/15/22	5.0
6.	International Bank for Reconstruction & Development, (Supranational), 1.125%, 08/25/14	4.2
7.	Finland Government Bond, (Finland), 1.250%, 10/19/15	3.3
8.	Finland Government Bond, (Finland), 2.750%, 07/04/28	2.8
9.	Inter-American Development Bank, (Supranational), 2.375%, 08/15/17	2.4
10.	European Investment Bank, (Supranational), 1.000%, 12/15/17	2.2

PORTFOLIO COMPOSITION BY COUNTRY***
United States	23.0%
Germany	13.4
Japan	12.3
Spain	10.4
Supranational	8.9
United Kingdom	6.4
Finland	6.1
France	4.0
Netherlands	2.9
Switzerland	1.6
Cayman Islands	1.0
Belgium	1.0
Others (each less than 1.0%)	1.3
Short-Term Investment	7.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2013. The Fund’s composition is subject to change.

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	9

JPMorgan Strategic Preservation Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	3/30/07
Without Sales Charge		6.69%	3.32%	1.81%
With Sales Charge*		2.69	2.52	1.23
CLASS C SHARES	3/30/07
Without CDSC		6.15	2.80	1.31
With CDSC**		5.15	2.80	1.31
CLASS R5 SHARES	3/30/07	7.14	3.77	2.27
SELECT CLASS SHARES	3/30/07	6.97	3.56	2.06

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/30/07 TO 10/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 30, 2007.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Strategic Preservation Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, the Strategic Preservation Composite Benchmark and the Lipper Global Flexible Portfolio Funds Index from March 30, 2007 to October 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Strategic Preservation Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Global Flexible Portfolio Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The Strategic Preservation Composite Benchmark is a composite benchmark comprised of unmanaged indexes that includes 20% MSCI World Index, 50% Barclays Global Aggregate Bond Index and 30% BofA Merrill Lynch 3-Month U.S. Treasury Bill

Index. The Lipper Global Flexible Portfolio Funds Index is an index based on the total returns of certain mutual funds within the Funds’s designated category as defined by Lipper, Inc. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The Barclays Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed-rate debt markets. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 3.75% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

JPMorgan Global Natural Resources Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.1%
	Australia — 8.2%
130	African Petroleum Corp., Ltd. (a) (m)	18
114	Aurora Oil & Gas Ltd. (a) (m)	350
310	Base Resources Ltd. (a) (m)	122
145	Beach Energy Ltd. (m)	196
97	Beadell Resources Ltd. (a) (m)	84
159	Fortescue Metals Group Ltd. (m)	777
202	Gascoyne Resources Ltd. (a) (m)	41
310	Gryphon Minerals Ltd. (a) (m)	45
72	Indophil Resources NL (a) (m)	11
442	Kagara Ltd. (a) (i)	—
711	Marengo Mining Ltd. (a) (m)	17
186	Mawson West Ltd. (a) (m)	95
28	Mineral Deposits Ltd. (a) (m)	82
121	Northern Star Resources Ltd. (m)	100
154	OceanaGold Corp., CDI (a) (m)	252
410	Pancontinental Oil & Gas NL (a) (m)	25
36	Papillon Resources Ltd. (a) (m)	39
35	Sandfire Resources NL (a) (m)	212
163	Sarama Resources Ltd. (a) (m)	24
42	Sirius Resources NL (a) (m)	105
430	Sundance Resources Ltd. (a) (m)	43
614	Tiger Resources Ltd. (a) (m)	229
50	Western Areas Ltd. (m)	132
531	World Titanium Resources Ltd. (a) (m)	80

		3,079

	Bermuda — 0.6%
8	Energy XXI Bermuda Ltd. (m)	227

	Canada — 28.1%
14	Africa Oil Corp. (a) (m)	128
22	Alamos Gold, Inc. (m)	344
7	Alpha Minerals, Inc. (a) (m)	34
61	Asanko Gold, Inc. (a) (m)	144
111	Augusta Resource Corp. (a) (m)	211
180	Aureus Mining, Inc. (a) (m)	116
156	B2Gold Corp. (a) (m)	386
139	Banro Corp. (a) (m)	115
5	Brazilian Gold Corp. (a) (m)	—	(h)
18	Cameco Corp. (m)	340
14	Capstone Mining Corp. (a) (m)	36
15	Caracal Energy, Inc. (a) (m)	112
22	Cenovus Energy, Inc. (m)	657
20	Centerra Gold, Inc. (m)	82
58	Denison Mines Corp. (a) (m)	64
8	Dominion Diamond Corp. (a) (m)	108

SHARES	SECURITY DESCRIPTION	VALUE($)

	Canada — Continued
62	Duluth Metals Ltd. (a) (m)	55
77	First Quantum Minerals Ltd. (m)	1,463
71	Fission Uranium Corp. (a) (m)	71
19	Goldcorp, Inc. (m)	487
65	Gran Tierra Energy, Inc. (a) (m)	493
14	HudBay Minerals, Inc. (m)	113
9	Kennady Diamonds, Inc. (a) (m)	51
144	Loncor Resources, Inc. (a) (m)	28
502	Lucara Diamond Corp. (a) (m)	616
183	Lundin Mining Corp. (a) (m)	825
224	Mandalay Resources Corp. (m)	159
39	Mountain Province Diamonds, Inc. (a) (m)	198
76	New Gold, Inc. (a) (m)	444
75	New Zealand Energy Corp. (a) (m)	28
222	Panoro Minerals Ltd. (a) (m)	87
46	Parex Resources, Inc. (a) (m)	265
218	Platinum Group Metals Ltd. (a) (m)	253
21	Reservoir Minerals, Inc. (a) (m)	89
207	Romarco Minerals, Inc. (a) (m)	75
8	Silver Wheaton Corp. (m)	175
38	Silvercrest Mines, Inc. (a) (m)	67
5	Suncor Energy, Inc. (m)	182
26	Teck Resources Ltd., Class B (m)	704
92	Trevali Mining Corp. (a) (m)	87
248	WesternZagros Resources Ltd. (a) (m)	218
41	Yamana Gold, Inc. (m)	406

		10,516

	Ireland — 0.9%
807	Kenmare Resources plc (a) (m)	263
14	Providence Resources plc (a) (m)	70

		333

	Netherlands — 3.2%
18	Royal Dutch Shell plc, Class B (m)	637
44	Zhaikmunai LP, Reg. S, GDR (m)	571

		1,208

	New Zealand — 0.2%
395	Bathurst Resources New Zealand Ltd. (a) (m)	73

	Norway — 1.2%
160	DNO International ASA (a) (m)	453

	Russia — 1.7%
63	Exillon Energy plc (a) (m)	241
26	MMC Norilsk Nickel OJSC, ADR (m)	386

		627

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	11

JPMorgan Global Natural Resources Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	South Africa — 1.6%
31	Impala Platinum Holdings Ltd. (m)	378
220	Sierra Rutile Ltd. (a) (m)	199

		577

	Sweden — 2.1%
38	Lundin Petroleum AB (a) (m)	787

	Switzerland — 7.3%
181	Ferrexpo plc (m)	526
406	Glencore Xstrata plc (a) (m)	2,211

		2,737

	United Kingdom — 21.6%
81	3Legs Resources plc (a) (m)	34
224	Amara Mining plc (a) (m)	49
593	Amerisur Resources plc (a) (m)	419
48	Antofagasta plc (m)	657
34	BG Group plc (m)	690
64	BHP Billiton plc (m)	1,987
53	Gem Diamonds Ltd. (a) (m)	134
135	Highland Gold Mining Ltd. (m)	151
31	IGAS Energy plc (a) (m)	52
304	Petra Diamonds Ltd. (a) (m)	543
7	Randgold Resources Ltd., ADR (m)	540
47	Rio Tinto plc (m)	2,396
1,335	Sable Mining Africa Ltd. (a) (m)	207
345	Tethys Petroleum Ltd. (a) (m)	218

		8,077

	United States — 19.4%
21	Anadarko Petroleum Corp. (m)	1,958
4	Apache Corp. (m)	355
40	Coastal Energy Co. (a) (m)	708
9	Concho Resources, Inc. (a) (m)	973
4	Continental Resources, Inc. (a) (m)	467
61	Freeport-McMoRan Copper & Gold, Inc. (m)	2,230
6	Occidental Petroleum Corp. (m)	576

		7,267

	Total Common Stocks (Cost $38,938)	35,961

NUMBER OF WARRANTS	SECURITY DESCRIPTION	VALUE($)
Warrant — 0.0%
	Canada — 0.0%
65	Regulus Resources, Inc., expiring 03/06/14 (a) (Cost $—)	—

SHARES
Short-Term Investment — 3.7%
	Investment Company — 3.7%
1,400	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $1,400)	1,400

	Total Investments — 99.8% (Cost $40,338)	37,361
	Other Assets in Excess of Liabilities — 0.2%	68

	NET ASSETS — 100.0%	$37,429

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2013

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Diversified Metals & Mining	40.8%
Oil & Gas Exploration & Production	25.0
Gold Mining	10.6
Oil, Gas & Consumable Fuels	8.7
Precious Metals & Minerals	7.2
Steel	4.0
Short-Term Investment	3.7

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

JPMorgan International Realty Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.2%
		Australia — 13.8%
1,299		BGP Holdings plc (a) (i)	—
7,179		Dexus Property Group (m)	7,357
2,161		Goodman Group (m)	10,328
4,741		Mirvac Group (m)	7,795
507		Stockland (m)	1,922
1,195		Westfield Group (m)	12,224
783		Westfield Retail Trust (m)	2,285

			41,911

		Belgium — 0.7%
26		Warehouses De Pauw S.C.A. (m)	1,962

		Canada — 6.3%
95		Allied Properties Real Estate Investment Trust (m)	3,054
174		Canadian Apartment Properties REIT (m)	3,599
101		Canadian Real Estate Investment Trust (m)	4,094
145		Dundee Real Estate Investment Trust, Class A (m)	4,023
188		First Capital Realty, Inc. (m)	3,260
45		RioCan Real Estate Investment Trust (m)	1,100

			19,130

		Finland — 0.6%
286		Technopolis OYJ (m)	1,938

		France — 8.5%
41		ICADE (m)	3,774
84		Unibail-Rodamco SE (m)	21,968

			25,742

		Germany — 2.5%
320		Alstria Office REIT-AG (a) (m)	4,053
61		LEG Immobilien AG (a) (m)	3,497

			7,550

		Hong Kong — 13.1%
788		China Resources Land Ltd. (m)	2,283
1,045		Hongkong Land Holdings Ltd. (m)	6,427
825		Link REIT (The) (m)	4,148
5,300		New World Development Co., Ltd. (m)	7,332
590		Sun Hung Kai Properties Ltd. (m)	7,728
1,422		Wharf Holdings Ltd. (m)	11,963

			39,881

		Italy — 0.3%
1,325		Beni Stabili S.p.A. (m)	907

		Japan — 28.2%
1		Advance Residence Investment Corp. (m)	3,185
—	(h)	Frontier Real Estate Investment Corp. (m)	2,818
1		Japan Hotel REIT Investment Corp. (m)	598

SHARES		SECURITY DESCRIPTION	VALUE($)

		Japan — Continued
1		Japan Logistics Fund, Inc. (m)	5,315
1		Japan Real Estate Investment Corp. (m)	11,756
2		Japan Retail Fund Investment Corp. (m)	3,820
1,010		Mitsubishi Estate Co., Ltd. (m)	28,865
799		Mitsui Fudosan Co., Ltd. (m)	26,468
—	(h)	Nippon Building Fund, Inc. (m)	483
12		Nomura Real Estate Holdings, Inc. (m)	306
2		Orix JREIT, Inc. (m)	2,165

			85,779

		Netherlands — 0.6%
42		Vastned Retail N.V. (m)	1,930

		Norway — 0.2%
418		Norwegian Property ASA (m)	536

		Singapore — 8.8%
4,273		CapitaCommercial Trust (m)	5,056
3,420		CapitaLand Ltd. (m)	8,569
3,287		CapitaMalls Asia Ltd. (m)	5,338
3,190		Global Logistic Properties Ltd. (m)	7,919

			26,882

		United Kingdom — 13.6%
143		Atrium European Real Estate Ltd. (m)	855
1,224		British Land Co. plc (m)	12,204
143		Derwent London plc (m)	5,732
1,022		Hammerson plc (m)	8,662
731		Helical Bar plc (m)	3,516
121		Land Securities Group plc (m)	1,919
1,978		Safestore Holdings plc (m)	4,702
689		ST Modwen Properties plc (m)	3,889

			41,479

		Total Common Stocks (Cost $253,844)	295,627

NUMBER OF RIGHTS
Rights — 0.0%
		Hong Kong — 0.0%
66		New World Development Co., Ltd., expiring 12/31/49 (a) (Cost $—)	—

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	13

JPMorgan International Realty Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.0%
	Investment Company — 2.0%
6,202	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $6,202)	6,202

	Total Investments — 99.2% (Cost $260,046)	301,829
	Other Assets in Excess of Liabilities — 0.8%	2,441

	NET ASSETS — 100.0%	$304,270

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2013

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Real Estate Management & Development	44.9%
Diversified	27.9
Shopping Centers	12.3
Office	8.7
Apartments	2.2
Industrial	1.8
Real Estate Investment Trusts (REITs)	0.1
Short-Term Investment	2.1

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 10/31/13		NET UNREALIZED APPRECIATION (DEPRECIATION)
150,357,501	JPY
952,147	for GBP	BNP Paribas	12/16/13	$1,527	#	$1,530	#	$3
1,285,450	AUD	Barclays Bank plc	12/16/13	1,204		1,211		7
925,651	AUD	Citibank, N.A.	12/16/13	864		872		8
868,680	AUD	HSBC Bank, N.A.	12/16/13	771		819		48
4,234,283	CAD	Deutsche Bank AG	12/16/13	4,067		4,057		(10)
3,954,520	CHF	Merrill Lynch International	12/16/13	4,232		4,360		128
691,740	EUR	BNP Paribas	12/16/13	936		939		3
4,711,894	HKD	Citibank, N.A.	12/16/13	608		608		—	(h)
14,600,240	HKD	Credit Suisse International	12/16/13	1,883		1,883		—	(h)
77,439,737	HKD	HSBC Bank, N.A.	12/16/13	9,987		9,989		2
25,783,078	HKD	State Street Corp.	12/16/13	3,326		3,326		—	(h)
9,732,432	HKD	Union Bank of Switzerland AG	12/16/13	1,256		1,256		—	(h)
26,868,904	SEK	Union Bank of Switzerland AG	12/16/13	4,041		4,142		101
				$34,702		$34,992		$290

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
662,348	AUD	State Street Corp.	12/16/13	$627	$624	$3
5,683,563	AUD	TD Bank Financial Group	12/16/13	5,196	5,357	(161)
2,588,899	EUR	HSBC Bank, N.A.	12/16/13	3,420	3,515	(95)
1,085,257	GBP	BNP Paribas	12/16/13	1,737	1,740	(3)
395,529	GBP	Credit Suisse International	12/16/13	634	634	— (h)
2,435,320	GBP	Royal Bank of Scotland	12/16/13	3,814	3,903	(89)
4,711,710	HKD	Deutsche Bank AG	12/16/13	608	608	— (h)
198,583,208	JPY	Australia and New Zealand Banking Group Limited	12/16/13	1,996	2,020	(24)
171,989,913	JPY	State Street Corp.	12/16/13	1,748	1,750	(2)
62,591,448	JPY	Westpac Banking Corp.	12/16/13	642	637	5

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
1,181,705	SGD	Commonwealth Bank of Australia	12/16/13	$942	$951	$(9)
1,134,300	SGD	Westpac Banking Corp.	12/16/13	903	913	(10)
				$22,267	$22,652	$(385)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 10/31/13 of the currency being sold, and the value at 10/31/13 is the U.S. dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	15

JPMorgan Strategic Preservation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE
Common Stocks — 37.5%
		Belgium — 0.9%
17		Ageas (m)	705

		Denmark — 0.3%
—	(h)	AP Moeller — Maersk A/S, Class B (m)	213
—	(h)	Novo Nordisk A/S, Class B (m)	27

			240

		France — 0.9%
5		Cap Gemini S.A. (m)	344
5		European Aeronautic Defence and Space Co. N.V. (m)	320

			664

		Germany — 1.9%
3		Bayer AG (m)	385
4		Bayerische Motoren Werke AG (m)	429
12		Deutsche Wohnen AG (m)	220
2		Volkswagen AG (m)	431

			1,465

		Ireland — 0.4%
92		Henderson Group plc (m)	317

		Japan — 11.6%
72		Asahi Kasei Corp. (m)	548
18		Bridgestone Corp. (m)	631
2		Daito Trust Construction Co., Ltd. (m)	225
1		East Japan Railway Co. (m)	78
15		Haseko Corp. (a) (m)	110
81		Hitachi Ltd. (m)	566
19		Isuzu Motors Ltd. (m)	118
16		Japan Tobacco, Inc. (m)	575
112		Kawasaki Kisen Kaisha Ltd. (m)	257
37		Marubeni Corp. (m)	290
53		Mazda Motor Corp. (a) (m)	238
125		Mitsubishi UFJ Financial Group, Inc. (m)	798
63		Mitsui OSK Lines Ltd. (m)	267
352		Mizuho Financial Group, Inc. (m)	739
7		Moshi Moshi Hotline, Inc. (m)	87
2		Nippon Telegraph & Telephone Corp. (m)	83
47		Nippon Yusen KK (m)	144
16		ORIX Corp. (m)	275
16		Sekisui House Ltd. (m)	230
16		Sumitomo Mitsui Financial Group, Inc. (m)	764
144		Sumitomo Mitsui Trust Holdings, Inc. (m)	711
11		Toyota Motor Corp. (m)	707
21		Yamaha Motor Co., Ltd. (m)	320

			8,761

SHARES	SECURITY DESCRIPTION	VALUE

	Netherlands — 2.7%
57	Aegon N.V. (m)	455
44	ING Groep N.V., CVA (a) (m)	566
9	Nutreco N.V. (m)	454
14	Reed Elsevier N.V. (m)	286
11	Wolters Kluwer N.V. (m)	292

		2,053

	Norway — 0.6%
395	Marine Harvest ASA (m)	463

	Switzerland — 1.6%
4	Novartis AG (m)	283
2	Roche Holding AG (m)	536
4	Swiss Re AG (a) (m)	346

		1,165

	United Kingdom — 4.4%
69	BAE Systems plc (m)	502
12	Barratt Developments plc (m)	65
5	Berkeley Group Holdings plc (m)	180
56	BT Group plc (m)	341
8	Burberry Group plc (m)	194
88	GKN plc (m)	521
19	Jupiter Fund Management plc (m)	123
7	Lancashire Holdings Ltd. (m)	95
39	Legal & General Group plc (m)	137
3	Next plc (m)	298
10	Persimmon plc (a) (m)	204
35	Taylor Wimpey plc (m)	62
29	WPP plc (m)	618

		3,340

	United States — 12.2%
4	Actavis plc (a) (m)	655
6	Aetna, Inc. (m)	379
35	Bank of America Corp. (m)	496
1	Berkshire Hathaway, Inc., Class B (a) (m)	95
1	BlackRock, Inc. (m)	441
7	CBS Corp. (Non-Voting), Class B (m)	428
7	CVS Caremark Corp. (m)	452
10	Fifth Third Bancorp (m)	193
16	MetLife, Inc. (m)	742
20	Morgan Stanley (m)	577
17	Mylan, Inc. (a) (m)	657
16	Pfizer, Inc. (m)	494
10	Prudential Financial, Inc. (m)	786
11	St. Jude Medical, Inc. (m)	616

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — Continued
	United States — Continued
6	Thermo Fisher Scientific, Inc. (m)	581
6	Time Warner, Inc. (m)	399
8	UnitedHealth Group, Inc. (m)	577
15	Wells Fargo & Co. (m)	645

		9,213

	Total Common Stocks (Cost $25,807)	28,386

PRINCIPAL/ UNIT AMOUNT
Convertible Bonds — 3.6%
	France — 1.3%
EUR 44	Air France-KLM, 4.970%, 04/01/15 (m)	760
EUR 1	AXA S.A., 3.750%, 01/01/17 (m)	248

		1,008

	Germany — 0.2%
EUR1	SGL Carbon SE, 2.750%, 01/25/18 (m)	137

	United States — 2.1%
	Ares Capital Corp.,
560	4.375%, 01/15/19 (e) (m)	561
219	4.750%, 01/15/18 (e) (m)	225
541	Prospect Capital Corp., 5.875%, 01/15/19 (e) (m)	559
220	Salesforce.com, Inc., 0.250%, 04/01/18 (e) (m)	240

		1,585

	Total Convertible Bonds (Cost $2,681)	2,730

Foreign Government Securities — 29.3%
	Finland — 5.8%
	Finland Government Bond,
2,350	1.250%, 10/19/15 (e) (m)	2,388
EUR 1,410	2.750%, 07/04/28 (e) (m)	1,972

		4,360

	France — 1.6%
EUR870	France Government Bond OAT, 1.000%, 05/25/18 (m)	1,187

	Germany — 10.5%
EUR 2,933	Bundesobligation, 0.250%, 04/13/18 (m)	3,929
EUR 2,540	Bundesrepublik Deutschland, 4.250%, 07/04/18 (m)	4,037

		7,966

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		Spain — 9.8%
		Kingdom of Spain,
EUR 2,600		4.100%, 07/30/18 (m)	3,765
EUR 2,500		4.600%, 07/30/19 (m)	3,681

			7,446

		United Kingdom — 1.6%
GBP 780		United Kingdom of Great Britain, 1.250%, 07/22/18 (m)	1,238

		Total Foreign Government Securities (Cost $21,783)	22,197

Preferred Security — 1.0% (x)
		Cayman Islands — 1.0%
700		Hutchison Whampoa International 10 Ltd., VAR, 6.000%, 10/28/15 (e) (m) (Cost $700)	738

SHARES
Preferred Stocks — 1.5%
		United States — 1.5%
—	(h)	Bank of America Corp., 7.250%, 12/31/49 ($1,000 par value) (a) (m) @	377
1		Wells Fargo & Co., 7.500%, 12/31/49 ($1,000 par value) (m) @	752

		Total Preferred Stocks (Cost $1,127)	1,129

PRINCIPAL AMOUNT
Supranational — 8.4%
1,600		European Investment Bank, 1.000%, 12/15/17 (m)	1,585
1,650		Inter-American Development Bank, 2.375%, 08/15/17 (m)	1,734
3,000		International Bank for Reconstruction & Development, 1.125%, 08/25/14 (m)	3,016

		Total Supranational (Cost $6,298)	6,335

U.S. Treasury Obligations — 6.0%
		U.S. Treasury Notes,
960		1.000%, 06/30/19 (m)	931
3,840		1.625%, 08/15/22 (m)	3,607

		Total U.S. Treasury Obligations (Cost $4,691)	4,538

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	17

JPMorgan Strategic Preservation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE
Short-Term Investment — 7.2%
	Investment Company — 7.2%
5,482	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $5,482)	5,482

	Total Investments — 94.5% (Cost $68,569)	71,535
	Other Assets in Excess of Liabilities — 5.5%	4,174

	NET ASSETS — 100.0%	$75,709

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2013

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Foreign Government Securities	31.0%
Supranational	8.9
Commercial Banks	6.4
U.S. Treasury Notes	6.3
Insurance	5.0
Pharmaceuticals	4.2
Capital Markets	3.9
Automobiles	3.1
Media	2.8
Diversified Financial Services	2.4
Auto Components	1.6
Health Care Providers & Services	1.3
Food Products	1.3
Marine	1.2
Household Durables	1.2
Aerospace & Defense	1.1
Airlines	1.1
Industrial Conglomerates	1.0
Others (each less than 1.0%)	8.5
Short-Term Investment	7.7

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
10	Euro Bobl	12/06/13	1,701	7
23	Euro Bund	12/06/13	4,435	75
21	TOPIX Index	12/12/13	2,562	24
74	E-mini S&P 500	12/20/13	6,478	145
18	FTSE 100 Index	12/20/13	1,936	47
	Short Futures Outstanding
(22)	IBEX 35 Index	11/15/13	(2,945)	(38)
(12)	Hang Seng Index	11/28/13	(1,799)	(36)
(24)	Euro-OAT	12/06/13	(4,389)	(85)
(50)	10 Year U.S. Treasury Note	12/19/13	(6,368)	(166)
(36)	S&P/Toronto 60 Index	12/19/13	(5,290)	(227)
(16)	SPI 200 Index	12/19/13	(2,047)	(61)
(28)	Euro STOXX 50 Index	12/20/13	(1,163)	(19)
(11)	FTSE/MIB Index	12/20/13	(1,445)	(17)
(65)	Mini MSCI Emerging Markets Index	12/20/13	(3,328)	(68)
(82)	5 Year U.S. Treasury Note	12/31/13	(9,978)	(110)

				(529)

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 10/31/13		NET UNREALIZED APPRECIATION (DEPRECIATION)
1,579,523	CAD
1,597,737	for AUD	Union Bank of Switzerland AG	12/03/13	1,508	#	1,514	#	6
1,494,748	CAD
19,117,831	for MXN	Goldman Sachs International	12/03/13	1,461	#	1,432	#	(29)
130,671	EUR
183,079	for CAD	Barclays Bank plc	12/03/13	176	#	178	#	2
9,817,683	MXN
787,250	for AUD	Deutsche Bank AG	12/03/13	742	#	750	#	8
19,926,768	MXN
1,600,525	for AUD	Union Bank of Switzerland AG	12/03/13	1,510	#	1,524	#	14
16,110,238	MXN
1,260,404	for CAD	Union Bank of Switzerland AG	12/03/13	1,208	#	1,232	#	24
8,959,729	NOK
4,593,685	for PLN	Citibank, N.A.	12/03/13	1,489	#	1,504	#	15
1,863,045	NZD
14,991,399	for ZAR	HSBC Bank, N.A.	12/03/13	1,488	#	1,536	#	48
8,791,314	ZAR
1,083,141	for NZD	Deutsche Bank AG	12/03/13	893	#	872	#	(21)
5,957,072	ZAR
712,651	for NZD	Goldman Sachs International	12/03/13	587	#	591	#	4
2,722,236	CAD	Citibank, N.A.	12/03/13	2,642		2,609		(33)
308,694	CHF	Westpac Banking Corp.	12/03/13	333		340		7
3,301,438	EUR	Barclays Bank plc	12/03/13	4,393		4,483		90
439,858	EUR	Commonwealth Bank of Australia	12/03/13	595		597		2
300,000	EUR	State Street Corp.	12/03/13	410		407		(3)
115,038	GBP	Australia and New Zealand Banking Group Limited	12/03/13	183		184		1
171,687	GBP	Citibank, N.A.	12/03/13	266		275		9
430,122	GBP	Commonwealth Bank of Australia	12/03/13	689		690		1
216,975	GBP	Credit Suisse International	12/03/13	345		348		3
301,751	GBP	Westpac Banking Corp.	12/03/13	470		484		14
16,446,633	JPY	Australia and New Zealand Banking Group Limited	12/03/13	168		167		(1)
38,775,028	JPY	Barclays Bank plc	12/03/13	397		394		(3)
24,625,736	JPY	Citibank, N.A.	12/03/13	254		251		(3)
26,870,045	JPY	Credit Suisse International	12/03/13	275		273		(2)
13,754,850	JPY	State Street Corp.	12/03/13	139		140		1
33,737,407	MXN	Union Bank of Switzerland AG	12/03/13	2,558		2,580		22
15,328,558	ZAR	Credit Suisse International	12/03/13	1,554		1,521		(33)
				26,733		26,876		143

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	19

JPMorgan Strategic Preservation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of contracts)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
4,402,714	CAD	National Australia Bank	12/03/13	4,185	4,219	(34)
165,712	CAD	National Australia Bank	12/03/13	160	159	1
1,131,039	CAD	Union Bank of Switzerland AG	12/03/13	1,094	1,084	10
2,536,822	CHF	Citibank, N.A.	12/03/13	2,808	2,797	11
1,120,351	CHF	Merrill Lynch International	12/03/13	1,207	1,234	(27)
1,697,981	CHF	Union Bank of Switzerland AG	12/03/13	1,889	1,872	17
304,780	CHF	Westpac Banking Corp.	12/03/13	338	336	2
823,859	DKK	Barclays Bank plc	12/03/13	147	150	(3)
10,284,073	EUR	Barclays Bank plc	12/03/13	13,693	13,964	(271)
1,797,635	EUR	Credit Suisse International	12/03/13	2,369	2,441	(72)
570,651	EUR	Deutsche Bank AG	12/03/13	766	775	(9)
204,144	EUR	Goldman Sachs International	12/03/13	276	277	(1)
221,967	EUR	Morgan Stanley	12/03/13	296	301	(5)
1,154,970	EUR	National Australia Bank	12/03/13	1,542	1,568	(26)
2,751,945	EUR	Credit Suisse International	12/03/13	3,784	3,737	47
280,342	EUR	State Street Corp.	12/03/13	376	381	(5)
5,521,601	EUR	Westpac Banking Corp.	12/03/13	7,533	7,497	36
132,500	GBP	Morgan Stanley	12/03/13	213	212	1
2,895,496	GBP	National Australia Bank	12/03/13	4,505	4,642	(137)
183,539	GBP	Union Bank of Switzerland AG	12/03/13	298	295	3
892,485	GBP	Westpac Banking Corp.	12/03/13	1,426	1,430	(4)
16,664,110	JPY	Barclays Bank plc	12/03/13	168	169	(1)
21,961,936	JPY	BNP Paribas	12/03/13	224	223	1
24,335,080	JPY	Citibank, N.A.	12/03/13	248	248	— (h)
23,625,866	JPY	Deutsche Bank AG	12/03/13	242	241	1
60,934,531	JPY	HSBC Bank, N.A.	12/03/13	614	620	(6)
482,498,578	JPY	National Australia Bank	12/03/13	4,888	4,908	(20)
33,606,198	JPY	Royal Bank of Scotland	12/03/13	338	342	(4)
29,520,197	JPY	State Street Corp.	12/03/13	297	300	(3)
61,245,197	JPY	Union Bank of Switzerland AG	12/03/13	622	623	(1)
234,805,702	JPY	Westpac Banking Corp.	12/03/13	2,419	2,388	31
30,729,814	MXN	Goldman Sachs International	12/03/13	2,331	2,350	(19)
2,150,449	NOK	Deutsche Bank AG	12/03/13	362	360	2
652,192	NOK	Merrill Lynch International	12/03/13	107	110	(3)
64,013	NZD	Citibank, N.A.	12/03/13	52	52	— (h)
15,085,545	ZAR	Credit Suisse International	12/03/13	1,439	1,497	(58)
				63,256	63,802	(546)

#	For cross-currency exchange contracts, the settlement value is the U.S. dollar market value at 10/31/13 of the currency being sold, and the value at 10/31/13 is the U.S. dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

JPMorgan Specialty Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CAD	— Canadian Dollar
CDI	— Chess Depositary Interest
CHF	— Swiss Franc
CVA	— Dutch Certification
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
GDR	— Global Depositary Receipt
HKD	— Hong Kong Dollar
JPY	— Japanese Yen
MXN	— Mexican Peso
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PLN	— Polish Zloty
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

REIT	— Real Estate Investment Trust
SEK	— Swedish Krona
SGD	— Singapore Dollar
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of October 31, 2013.
ZAR	— South African Rand
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(l)	— The rate shown is the current yield as of October 31, 2013.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(x)

—  Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of October 31, 2013.

@

—  The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is currently in effect as of October 31, 2013.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the notes to financial statements are as follows (amounts in thousands):

Fund	Value	Percentage
Global Natural Resources Fund	$17,166	46.0%
International Realty Fund	276,497	91.6
Strategic Preservation Fund	19,173	26.8

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	21

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2013

(Amounts in thousands, except per share amounts)

	Global Natural Resources Fund		International Realty Fund		Strategic Preservation Fund
ASSETS:
Investments in non-affiliates, at value	$35,961		$295,627		$66,053
Investments in affiliates, at value	1,400		6,202		5,482

Total investment securities, at value	37,361		301,829		71,535
Cash	61		65		494
Foreign currency, at value	10		229		490
Deposits at broker for futures contracts	—		—		2,058
Receivables:
Investment securities sold	35		4,591		827
Fund shares sold	15		159		378
Interest from non-affiliates	20		632		284
Dividends from affiliates	—	(a)	—	(a)	—	(a)
Tax reclaims	4		11		13
Variation margin on futures contracts	—		—		268
Unrealized appreciation on forward foreign currency exchange contracts	—		308		434
Prepaid expenses	28		28		—

Total Assets	37,534		307,852		76,781

LIABILITIES:
Payables:
Investment securities purchased	7		2,497		—	(a)
Fund shares redeemed	4		342		94
Unrealized depreciation on forward foreign currency exchange contracts	—		403		837
Accrued liabilities:
Investment advisory fees	—		198		19
Shareholder servicing fees	8		9		13
Distribution fees	1		9		14
Custodian and accounting fees	23		39		17
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—	(a)
Audit fees	43		50		55
Transfer agent fees	11		23		12
Printing & postage fees	6		10		3
Other	2		2		8

Total Liabilities	105		3,582		1,072

Net Assets	$37,429		$304,270		$75,709

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

	Global Natural Resources Fund	International Realty Fund	Strategic Preservation Fund
NET ASSETS:
Paid-in-Capital	$66,832	$299,515	$71,049
Accumulated undistributed (distributions in excess of) net investment income	(335)	(556)	396
Accumulated net realized gains (losses)	(26,091)	(36,379)	2,228
Net unrealized appreciation (depreciation)	(2,977)	41,690	2,036

Total Net Assets	$37,429	$304,270	$75,709

Net Assets:
Class A	$3,126	$35,262	$63,528
Class C	690	1,894	521
Class R2	35	—	—
Class R5	36	253,912	116
Class R6	37	—	—
Select Class	33,505	13,202	11,544

Total	$37,429	$304,270	$75,709

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	325	3,394	4,321
Class C	72	185	36
Class R2	3	—	—
Class R5	4	24,191	8
Class R6	4	—	—
Select Class	3,466	1,264	779

Net Asset Value (a):
Class A — Redemption price per share	$9.63	$10.39	$14.70
Class C — Offering price per share (b)	9.55	10.23	14.46
Class R2 — Offering and redemption price per share	9.63	—	—
Class R5 — Offering and redemption price per share	9.89	10.50	14.97
Class R6 — Offering and redemption price per share	9.69	—	—
Select Class — Offering and redemption price per share	9.67	10.45	14.82
Class A maximum sales charge	5.25%	5.25%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$10.16	$10.97	$15.27

Cost of investments in non-affiliates	$38,938	$253,844	$63,087
Cost of investments in affiliates	1,400	6,202	5,482
Cost of foreign currency	10	229	489

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	23

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2013

(Amounts in thousands)

	Global Natural Resources Fund	International Realty Fund	Strategic Preservation Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$—	$381
Dividend income from non-affiliates	714	8,304	578
Dividend income from affiliates	1	2	2
Foreign taxes withheld	(8)	(574)	(25)

Total investment income	707	7,732	936

EXPENSES:
Investment advisory fees	361	2,254	295
Administration fees	38	211	41
Distribution fees:
Class A	8	76	109
Class C	5	11	3
Class R2	— (a)	—	—
Shareholder servicing fees:
Class A	8	76	109
Class C	2	4	1
Class R5	— (a)	104	— (a)
Select Class	87	26	13
Custodian and accounting fees	84	153	86
Interest expense to affiliates	1	— (a)	— (a)
Professional fees	68	89	97
Trustees’ and Chief Compliance Officer’s fees	1	3	— (a)
Printing and mailing costs	13	29	6
Registration and filing fees	70	55	59
Transfer agent fees	27	105	44
Other	8	8	7

Total expenses	781	3,204	870

Less amounts waived	(306)	(664)	(227)
Less expense reimbursements	(4)	—	—

Net expenses	471	2,540	643

Net investment income (loss)	236	5,192	293

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(15,233)	4,807	3,964
Futures	—	—	(1,711)
Foreign currency transactions	(3)	578	157

Net realized gain (loss)	(15,236)	5,385	2,410

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	6,311	14,713	1,170
Futures	—	—	(628)
Foreign currency translations	— (a)	(106)	(168)

Change in net unrealized appreciation/depreciation	6,311	14,607	374

Net realized/unrealized gains (losses)	(8,925)	19,992	2,784

Change in net assets resulting from operations	$(8,689)	$25,184	$3,077

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Global Natural Resources Fund		International Realty Fund
	Year Ended 10/31/2013	Year Ended 10/31/2012	Year Ended 10/31/2013	Year Ended 10/31/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$236	$342	$5,192	$4,205
Net realized gain (loss)	(15,236)	(8,188)	5,385	(3,814)
Change in net unrealized appreciation/depreciation	6,311	(1,257)	14,607	28,419

Change in net assets resulting from operations	(8,689)	(9,103)	25,184	28,810

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(74)	(20)	(1,621)	(573)
Class C
From net investment income	(8)	(4)	(61)	(30)
Class R2
From net investment income	(1)	— (a)	—	—
Class R5
From net investment income	—	(178)	(9,476)	(3,399)
Class R6
From net investment income	(505)	— (a)	—	—
Select Class
From net investment income	(793)	(223)	(448)	(484)

Total distributions to shareholders	(1,381)	(425)	(11,606)	(4,486)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(28,748)	15,849	102,169	45,046

NET ASSETS:
Change in net assets	(38,818)	6,321	115,747	69,370
Beginning of period	76,247	69,926	188,523	119,153

End of period	$37,429	$76,247	$304,270	$188,523

Accumulated undistributed (distributions in excess of) net investment income	$(335)	$354	$(556)	$2,445

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	25

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Strategic Preservation Fund
	Year Ended 10/31/2013	Year Ended 10/31/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$293	$447
Net realized gain (loss)	2,410	415
Change in net unrealized appreciation/depreciation	374	(1,696)

Change in net assets resulting from operations	3,077	(834)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(948)	—
From net realized gains	—	(3,921)
Class C
From net investment income	(8)	—
From net realized gains	—	(58)
Class R5
From net investment income	(3)	—
From net realized gains	—	(8)
Select Class
From net investment income	(74)	—
From net realized gains	—	(159)

Total distributions to shareholders	(1,033)	(4,146)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	33,021	(11,076)

NET ASSETS:
Change in net assets	35,065	(16,056)
Beginning of period	40,644	56,700

End of period	$75,709	$40,644

Accumulated undistributed net investment income	$396	$1,077

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

	Global Natural Resources Fund		International Realty Fund
	Year Ended 10/31/2013	Year Ended 10/31/2012	Year Ended 10/31/2013	Year Ended 10/31/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,765	$3,598	$27,968	$8,676
Distributions reinvested	74	20	1,610	556
Cost of shares redeemed	(3,248)	(1,925)	(18,396)	(8,664)

Change in net assets resulting from Class A capital transactions	$(409)	$1,693	$11,182	$568

Class C
Proceeds from shares issued	$406	$840	$1,200	$272
Distributions reinvested	8	4	51	24
Cost of shares redeemed	(364)	(558)	(647)	(625)

Change in net assets resulting from Class C capital transactions	$50	$286	$604	$(329)

Class R2
Proceeds from shares issued	$2	$— (a)	$—	$—
Distributions reinvested	1	— (a)	—	—

Change in net assets resulting from Class R2 capital transactions	$3	$— (a)	$—	$—

Class R5
Proceeds from shares issued	$3	$13,400	$77,548	$49,751
Distributions reinvested	—	178	9,476	3,399
Cost of shares redeemed	—	(29,703)	(1,878)	(21)

Change in net assets resulting from Class R5 capital transactions	$3	$(16,125)	$85,146	$53,129

Class R6
Proceeds from shares issued	$200	$33,463	$—	$—
Distributions reinvested	506	— (a)	—	—
Cost of shares redeemed	(28,378)	(6,505)	—	—

Change in net assets resulting from Class R6 capital transactions	$(27,672)	$26,958	$—	$—

Select Class
Proceeds from shares issued	$4,204	$15,083	$7,739	$2,479
Distributions reinvested	47	13	431	472
Cost of shares redeemed	(4,974)	(12,059)	(2,933)	(11,273)

Change in net assets resulting from Select Class capital transactions	$(723)	$3,037	$5,237	$(8,322)

Total change in net assets resulting from capital transactions	$(28,748)	$15,849	$102,169	$45,046

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	27

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Global Natural Resources Fund		International Realty Fund
	Year Ended 10/31/2013	Year Ended 10/31/2012	Year Ended 10/31/2013	Year Ended 10/31/2012
SHARE TRANSACTIONS:
Class A
Issued	285	295	2,742	969
Reinvested	7	2	163	73
Redeemed	(354)	(159)	(1,810)	(993)

Change in Class A Shares	(62)	138	1,095	49

Class C
Issued	43	67	121	32
Reinvested	1	— (a)	5	3
Redeemed	(38)	(46)	(64)	(75)

Change in Class C Shares	6	21	62	(40)

Class R2
Issued	— (a)	—	—	—
Reinvested	— (a)	— (a)	—	—

Change in Class R2 Shares	— (a)	— (a)	—	—

Class R5
Issued	— (a)	1,051	7,589	5,716
Reinvested	—	15	955	444
Redeemed	—	(2,736)	(190)	(3)

Change in Class R5 Shares	— (a)	(1,670)	8,354	6,157

Class R6
Issued	18	3,087	—	—
Reinvested	45	— (a)	—	—
Redeemed	(2,536)	(610)	—	—

Change in Class R6 Shares	(2,473)	2,477	—	—

Select Class
Issued	386	1,365	759	283
Reinvested	4	1	44	62
Redeemed	(488)	(969)	(288)	(1,204)

Change in Select Class Shares	(98)	397	515	(859)

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

	Strategic Preservation Fund
	Year Ended 10/31/2013	Year Ended 10/31/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$41,668	$8,659
Distributions reinvested	948	3,918
Cost of shares redeemed	(18,368)	(24,488)

Change in net assets resulting from Class A capital transactions	$24,248	$(11,911)

Class C
Proceeds from shares issued	$59	$320
Distributions reinvested	8	58
Cost of shares redeemed	(78)	(497)

Change in net assets resulting from Class C capital transactions	$(11)	$(119)

Class R5
Distributions reinvested	$3	$8

Change in net assets resulting from Class R5 capital transactions	$3	$8

Select Class
Proceeds from shares issued	$10,534	$3,537
Distributions reinvested	58	159
Cost of shares redeemed	(1,811)	(2,750)

Change in net assets resulting from Select Class capital transactions	$8,781	$946

Total change in net assets resulting from capital transactions	$33,021	$(11,076)

SHARE TRANSACTIONS:
Class A
Issued	2,873	609
Reinvested	69	279
Redeemed	(1,274)	(1,715)

Change in Class A Shares	1,668	(827)

Class C
Issued	4	24
Reinvested	1	4
Redeemed	(6)	(36)

Change in Class C Shares	(1)	(8)

Class R5
Reinvested	1	— (a)

Change in Class R5 Shares	1	— (a)

Select Class
Issued	721	244
Reinvested	4	11
Redeemed	(124)	(191)

Change in Select Class Shares	601	64

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	29

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Global Natural Resources Fund
Class A
Year Ended October 31, 2013	$11.68	$0.03	(f)	$(1.89)	$(1.86)	$(0.19)	$—
Year Ended October 31, 2012	13.57	0.02	(f)	(1.84)	(1.82)	(0.07)	—
November 30, 2010 (g) through October 31, 2011	15.00	(0.02	)(f)	(1.41)	(1.43)	—	—	(h)

Class C
Year Ended October 31, 2013	11.58	(0.01	)(f)	(1.90)	(1.91)	(0.12)	—
Year Ended October 31, 2012	13.51	(0.04	)(f)	(1.83)	(1.87)	(0.06)	—
November 30, 2010 (g) through October 31, 2011	15.00	(0.09	)(f)	(1.40)	(1.49)	—	—	(h)

Class R2
Year Ended October 31, 2013	11.68	0.02	(f)	(1.92)	(1.90)	(0.15)	—
Year Ended October 31, 2012	13.54	(0.02	)(f)	(1.83)	(1.85)	(0.01)	—
November 30, 2010 (g) through October 31, 2011	15.00	(0.06	)(f)	(1.40)	(1.46)	—	—	(h)

Class R5
Year Ended October 31, 2013	11.74	0.09	(f)	(1.94)	(1.85)	—	—
Year Ended October 31, 2012	13.63	0.07	(f)	(1.85)	(1.78)	(0.11)	—
November 30, 2010 (g) through October 31, 2011	15.00	0.04	(f)	(1.41)	(1.37)	—	—	(h)

Class R6
Year Ended October 31, 2013	11.75	(0.01	)(f)	(1.81)	(1.82)	(0.24)	—
November 30, 2011 (k) through October 31, 2012	13.49	0.08	(f)	(1.71)	(1.63)	(0.11)	—

Select Class
Year Ended October 31, 2013	11.72	0.07	(f)	(1.90)	(1.83)	(0.22)	—
Year Ended October 31, 2012	13.60	0.05	(f)	(1.85)	(1.80)	(0.08)	—
November 30, 2010 (g) through October 31, 2011	15.00	0.02	(f)	(1.42)	(1.40)	—	—	(h)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01%, unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of operations.
(h)	Amount rounds to less than $0.01.
(i)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2011.
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (b)(e)

$9.63	(16.14)%	$3,126	1.29%		0.33%		2.00%		26%
11.68	(13.45)	4,519	1.30		0.16		1.88		38
13.57	(9.53)	3,377	1.29	(j)	(0.15	)(j)	2.00	(i)(j)	23

9.55	(16.63)	690	1.80		(0.07)		2.54		26
11.58	(13.88)	768	1.80		(0.36)		2.38		38
13.51	(9.93)	607	1.79	(j)	(0.63	)(j)	2.60	(i)(j)	23

9.63	(16.43)	35	1.55		0.20		2.29		26
11.68	(13.68)	39	1.55		(0.13)		2.12		38
13.54	(9.73)	45	1.54	(j)	(0.46	)(j)	3.90	(i)(j)	23

9.89	(15.76)	36	0.85		0.89		1.59		26
11.74	(13.11)	40	0.85		0.53		1.43		38
13.63	(9.13)	22,816	0.84	(j)	0.34	(j)	1.26	(i)(j)	23

9.69	(15.75)	37	0.80		(0.06)		1.25		26
11.75	(12.14)	29,103	0.79		0.74		1.37		38

9.67	(15.90)	33,505	1.05		0.66		1.78		26
11.72	(13.27)	41,778	1.05		0.43		1.62		38
13.60	(9.33)	43,081	1.05	(j)	0.12	(j)	1.83	(i)(j)	23

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	31

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
International Realty Fund
Class A
Year Ended October 31, 2013	$9.85	$0.17	(d)	$0.94	$1.11	$(0.57)	$—
Year Ended October 31, 2012	8.64	0.21	(d)	1.27	1.48	(0.27)	—
Year Ended October 31, 2011	10.40	0.21	(d)	(1.16)	(0.95)	(0.81)	—	(e)
Year Ended October 31, 2010	9.72	0.34	(d)	1.23	1.57	(0.89)	—	(e)
Year Ended October 31, 2009	8.00	0.26	(d)	1.46	1.72	— (d)	—	(e)

Class C
Year Ended October 31, 2013	9.70	0.11	(d)	0.93	1.04	(0.51)	—
Year Ended October 31, 2012	8.48	0.16	(d)	1.27	1.43	(0.21)	—
Year Ended October 31, 2011	10.23	0.16	(d)	(1.14)	(0.98)	(0.77)	—	(e)
Year Ended October 31, 2010	9.62	0.27	(d)	1.23	1.50	(0.89)	—	(e)
Year Ended October 31, 2009	7.95	0.21	(d)	1.46	1.67	— (d)	—	(e)

Class R5
Year Ended October 31, 2013	9.93	0.22	(d)	0.95	1.17	(0.60)	—
Year Ended October 31, 2012	8.72	0.25	(d)	1.27	1.52	(0.31)	—
Year Ended October 31, 2011	10.48	0.24	(d)	(1.16)	(0.92)	(0.84)	—	(e)
Year Ended October 31, 2010	9.76	0.37	(d)	1.25	1.62	(0.90)	—	(e)
Year Ended October 31, 2009	8.03	0.30	(d)	1.48	1.78	(0.05)	—	(e)

Select Class
Year Ended October 31, 2013	9.88	0.20	(d)	0.94	1.14	(0.57)	—
Year Ended October 31, 2012	8.68	0.24	(d)	1.26	1.50	(0.30)	—
Year Ended October 31, 2011	10.43	0.21	(d)	(1.14)	(0.93)	(0.82)	—	(e)
Year Ended October 31, 2010	9.73	0.34	(d)	1.26	1.60	(0.90)	—	(e)
Year Ended October 31, 2009	8.01	0.29	(d)	1.46	1.75	(0.03)	—	(e)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes interest expense, if applicable, each of which is less than 0.01%, unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$10.39	11.57%	$35,262	1.40%	1.67%	1.66%	41%
9.85	18.03	22,646	1.40	2.37	1.74	38
8.64	(9.75)	19,437	1.40	2.26	1.90	44
10.40	17.90	16,029	1.40	3.76	2.17	75
9.72	21.55	5,539	1.40	3.35	2.35	129

10.23	10.98	1,894	1.90	1.15	2.16	41
9.70	17.56	1,196	1.90	1.89	2.24	38
8.48	(10.21)	1,389	1.90	1.67	2.40	44
10.23	17.20	1,443	1.90	3.01	2.67	75
9.62	21.05	931	1.90	2.77	2.85	129

10.50	12.15	253,912	0.95	2.14	1.21	41
9.93	18.51	157,283	0.95	2.83	1.28	38
8.72	(9.35)	84,380	0.95	2.51	1.44	44
10.48	18.37	45,570	0.95	3.98	1.72	75
9.76	22.36	25,271	0.95	3.83	1.91	129

10.45	11.87	13,202	1.15	1.95	1.41	41
9.88	18.28	7,398	1.15	2.78	1.50	38
8.68	(9.48)	13,947	1.15	2.20	1.65	44
10.43	18.16	9,520	1.15	3.68	1.92	75
9.73	21.99	8,592	1.15	3.73	2.13	129

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	33

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Strategic Preservation Fund
Class A
Year Ended October 31, 2013	$14.13	$0.08	(d)	$0.84	$0.92	$(0.35)	$—	$(0.35)
Year Ended October 31, 2012	15.55	0.14	(d)	(0.38)	(0.24)	—	(1.18)	(1.18)
Year Ended October 31, 2011	15.32	0.19	(d)	0.04	0.23	—	—	—
Year Ended October 31, 2010	14.50	0.06	(d)	0.76	0.82	—	—	—
Year Ended October 31, 2009	14.25	0.03	(d)	0.60	0.63	(0.38)	—	(0.38)

Class C
Year Ended October 31, 2013	13.84	0.02	(d)	0.83	0.85	(0.23)	—	(0.23)
Year Ended October 31, 2012	15.33	0.07	(d)	(0.38)	(0.31)	—	(1.18)	(1.18)
Year Ended October 31, 2011	15.18	0.10	(d)	0.05	0.15	—	—	—
Year Ended October 31, 2010	14.45	(0.02	)(d)	0.75	0.73	—	—	—
Year Ended October 31, 2009	14.19	(0.04	)(d)	0.61	0.57	(0.31)	—	(0.31)

Class R5
Year Ended October 31, 2013	14.39	0.16	(d)	0.84	1.00	(0.42)	—	(0.42)
Year Ended October 31, 2012	15.74	0.21	(d)	(0.38)	(0.17)	—	(1.18)	(1.18)
Year Ended October 31, 2011	15.44	0.25	(d)	0.05	0.30	—	—	—
Year Ended October 31, 2010	14.56	0.12	(d)	0.76	0.88	—	—	—
Year Ended October 31, 2009	14.31	0.09	(d)	0.61	0.70	(0.45)	—	(0.45)

Select Class
Year Ended October 31, 2013	14.25	0.09	(d)	0.88	0.97	(0.40)	—	(0.40)
Year Ended October 31, 2012	15.64	0.18	(d)	(0.39)	(0.21)	—	(1.18)	(1.18)
Year Ended October 31, 2011	15.37	0.20	(d)	0.07	0.27	—	—	—
Year Ended October 31, 2010	14.52	0.08	(d)	0.77	0.85	—	—	—
Year Ended October 31, 2009	14.28	0.07	(d)	0.60	0.67	(0.43)	—	(0.43)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes interest expense, if applicable, each of which is less than 0.01%, unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$14.70	6.69%	$63,528	1.33%	0.59%	1.79%	191%
14.13	(1.49)	37,488	1.34	0.98	1.85	163
15.55	1.50	54,108	1.34	1.22	1.56	87
15.32	5.66	120,086	1.32	0.39	1.48	78
14.50	4.52	56,450	1.32	0.23	2.10	47

14.46	6.22	521	1.83	0.17	2.30	191
13.84	(2.01)	511	1.84	0.49	2.36	163
15.33	0.99	702	1.84	0.69	2.12	87
15.18	5.05	292	1.81	(0.10)	1.99	78
14.45	4.05	235	1.84	(0.30)	3.28	47

14.97	7.14	116	0.88	1.11	1.35	191
14.39	(1.00)	108	0.89	1.42	1.41	163
15.74	1.94	109	0.89	1.65	1.15	87
15.44	6.04	107	0.86	0.82	1.04	78
14.56	5.00	101	0.89	0.66	2.35	47

14.82	6.97	11,544	1.08	0.65	1.53	191
14.25	(1.28)	2,537	1.09	1.22	1.61	163
15.64	1.76	1,781	1.09	1.29	1.40	87
15.37	5.85	626	1.09	0.52	1.34	78
14.52	4.80	9,545	1.09	0.46	2.55	47

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 3 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Global Natural Resources Fund	Class A, Class C, Class R2, Class R5, Class R6* and Select Class	Non-Diversified
International Realty Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified
Strategic Preservation Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified

*	Class R6 Shares commenced operations on November 30, 2011 for the Global Natural Resources Fund.

The investment objectives of the Funds are as follows:

The JPMorgan Global Natural Resources Fund seeks to provide long-term capital appreciation.

The JPMorgan International Realty Fund will seek long-term capital growth.

The JPMorgan Strategic Preservation Fund seeks to provide a total return from a diversified portfolio of stocks and bonds.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, various forms of credit enhancements, such as bond insurance, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making

36	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless the Adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input by country as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

JPMorgan Global Natural Resources Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Australia	$542	$2,537		$—	(a)	$3,079
Bermuda	227	—		—		227
Canada	10,516	—		—		10,516
Ireland	263	70		—		333
Netherlands	571	637		—		1,208
New Zealand	—	73		—		73
Norway	—	453		—		453
Russia	241	386		—		627
South Africa	199	378		—		577
Sweden	—	787		—		787
Switzerland	—	2,737		—		2,737
United Kingdom	1,051	7,026		—		8,077
United States	7,267	—		—		7,267

Total Common Stocks	20,877	15,084		—	(a)	35,961

Warrant
Canada	—	—	(a)	—		—	(a)
Short-Term Investment
Investment Company	1,400	—		—		1,400

Total Investments in Securities	$22,277	$15,084		$—	(a)	$37,361

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

JPMorgan International Realty Fund

	Level 1 Quoted prices		Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Australia	$—		$41,911	$—	(a)	$41,911
Belgium	—		1,962	—		1,962
Canada	19,130		—	—		19,130
Finland	—		1,938	—		1,938
France	—		25,742	—		25,742
Germany	7,550		—	—		7,550
Hong Kong	—		39,881	—		39,881
Italy	—		907	—		907
Japan	—		85,779	—		85,779
Netherlands	—		1,930	—		1,930
Norway	536		—	—		536
Singapore	—		26,882	—		26,882
United Kingdom	9,073		32,406	—		41,479

Total Common Stocks	36,289		259,338	—	(a)	295,627

Rights
Hong Kong	—	(a)	—	—		—	(a)
Short-Term Investment
Investment Company	6,202		—	—		6,202

Total Investments in Securities	$42,491		$259,338	$—	(a)	$301,829

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—		$308	$—		$308

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—		$(403)	$—		$(403)

JPMorgan Strategic Preservation Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Belgium	$—	$705	$—	$705
Denmark	—	240	—	240
France	—	664	—	664
Germany	—	1,465	—	1,465
Ireland	—	317	—	317
Japan	—	8,761	—	8,761
Netherlands	—	2,053	—	2,053
Norway	—	463	—	463
Switzerland	—	1,165	—	1,165
United Kingdom	95	3,245	—	3,340
United States	9,213	—	—	9,213

Total Common Stocks	9,308	19,078	—	28,386

Preferred Stocks
United States	1,129	—	—	1,129

38	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

JPMorgan Strategic Preservation Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Debt Securities
Convertible Bonds
France	$—	$1,008	$—	$1,008
Germany	—	137	—	137
United States	—	1,585	—	1,585

Total Convertible Bonds	—	2,730	—	2,730

Preferred Security
Cayman Islands	—	738	—	738

Foreign Government Securities	—	22,197	—	22,197
Supranational	—	6,335	—	6,335
U.S. Treasury Obligations	—	4,538	—	4,538
Short-Term Investment
Investment Company	5,482	—	—	5,482

Total Investments in Securities	$15,919	$55,616	$—	$71,535

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$434	$—	$434
Futures Contracts	298	—	—	298

Total Appreciation in Other Financial Instruments	$298	$434	$—	$732

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(837)	$—	$(837)
Futures Contracts	(827)	—	—	(827)

Total Depreciation in Other Financial Instruments	$(827)	$(837)	$—	$(1,664)

(a)	Value is zero.

There were no transfers among any levels during the year ended October 31, 2013.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of October 31, 2013, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

The following is the value and percentage of net assets of illiquid securities as of October 31, 2013:

	Value		Percentage
Global Natural Resources Fund	$—	(a)	—%
International Realty Fund	—	(a)	—

(a)	Value is zero.

C. Futures Contracts — The Strategic Preservation Fund uses treasury, index and financial futures contracts to gain or reduce exposure to the stock and bond market, enhance returns, maintain liquidity and minimize transaction costs. The Fund buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

appreciation (depreciation) in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the year ended October 31, 2013 (amounts in thousands):

Strategic Preservation Fund
Average Notional Balance Long	$34,218
Average Notional Balance Short	33,482
Ending Notional Balance Long	17,112
Ending Notional Balance Short	38,752

D. Forward Foreign Currency Exchange Contracts — The Funds may be exposed to foreign currency risks associated with portfolio investments and therefore use forward foreign currency exchange contracts to hedge or manage these exposures. The Funds also buy forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

The table below discloses the volume of the Funds’ forward foreign currency exchange contracts activity during the year ended October 31, 2013 (amounts in thousands):

	International Realty Fund	Strategic Preservation Fund
Average Settlement Value Purchased	$32,858	$12,629
Average Settlement Value Sold	24,345	39,761
Ending Settlement Value Purchased	34,702	26,733
Ending Settlement Value Sold	22,267	63,256

E. Summary of Derivatives Information — The following tables present the value of derivatives held as of October 31, 2013, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

International Realty Fund

Derivative Contract	Statement of Assets and Liabilities Location
Gross Assets:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$308

Gross Liabilities:
Foreign exchange contracts	Payables	$(403)

40	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

The following tables present the value of derivatives held as of October 31, 2013, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Strategic Preservation Fund

Derivative Contract	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$216	$—	$216
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	82	—	82
Foreign exchange contracts	Receivables	—	434	434

		$298	$434	$732

Gross Liabilities:
Equity contracts	Receivables, Net Assets—Unrealized Depreciation	$(466)	$—	$(466)
Interest rate contracts	Receivables, Net Assets—Unrealized Depreciation	(361)	—	(361)
Foreign exchange contracts	Payables	—	(837)	(837)

		$(827)	$(837)	$(1,664)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statements of Operations for the year ended October 31, 2013, by primary underlying risk exposure (amounts in thousands):

International Realty Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$602	$602

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$(112)	$(112)

The following tables present the effect of derivatives on the Statements of Operations for the year ended October 31, 2013, by primary underlying risk exposure (amounts in thousands):

Strategic Preservation Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$(691)	$—	$(691)
Foreign exchange contracts	—	(143)	(143)
Equity contracts	(1,020)	—	(1,020)

	$(1,711)	$(143)	$(1,854)

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$(322)	$—	$(322)
Foreign exchange contracts	—	(169)	(169)
Equity contracts	(306)	—	(306)

	$(628)	$(169)	$(797)

The Funds’ derivatives contracts held at October 31, 2013 are not accounted for as hedging instruments under GAAP.

F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the year, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign currency gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

H. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of October 31, 2013, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

J. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

K. Distributions to Shareholders — Distributions from net investment income are generally declared and paid annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

42	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed net investment income	Accumulated net realized gain (losses)
Global Natural Resources Fund	$—	$456	$(456)
International Realty Fund	—	3,413	(3,413)
Strategic Preservation Fund	—	59	(59)

The reclassifications for the Funds relate primarily to investments in passive foreign investment companies (“PFICs”) and foreign currency gains or losses.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Global Natural Resources Fund	0.80%
International Realty Fund	0.90
Strategic Preservation Fund	0.60

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2013, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
Global Natural Resources Fund	0.25%	0.75%	0.50%
International Realty Fund	0.25	0.75	n/a
Strategic Preservation Fund	0.25	0.75	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2013, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Global Natural Resources Fund	$3	$—	(a)
International Realty Fund	4	—	(a)
Strategic Preservation Fund	1	—	(a)

(a)	Amount rounds to less than $1,000.

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Select Class
Global Natural Resources Fund	0.25%	0.25%	0.25%	0.05%	0.25%
International Realty Fund	0.25	0.25	n/a	0.05	0.25
Strategic Preservation Fund	0.25	0.25	n/a	0.05	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The Funds earn interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statements of Operations.

Interest income, if any, earned on cash balances at the custodian, is included in Interest income from affiliates in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Class R6	Select Class
Global Natural Resources Fund	1.30%	1.80%	1.55%	0.85%	0.80%	1.05%
International Realty Fund	1.40	1.90	n/a	0.95	n/a	1.15
Strategic Preservation Fund	1.35	1.85	n/a	0.90	n/a	1.10

The expense limitation agreements were in effect for the year ended October 31, 2013. The contractual expense limitation percentages in the table above are in place until at least February 28, 2014.

For the year ended October 31, 2013, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Global Natural Resources Fund	$266	$38	$—	$304	$4
International Realty Fund	319	211	125	655	—
Strategic Preservation Fund	151	41	25	217	—

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of these waivers resulting from investments in these money market funds for the year ended October 31, 2013 were as follows (amounts in thousands):

Global Natural Resources Fund	$2
International Realty Fund	9
Strategic Preservation Fund	10

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

44	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2013, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended October 31, 2013, the International Realty Fund and Strategic Preservation Fund incurred less than $1,000 in brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2013, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Global Natural Resources Fund	$11,466	$41,704	$—	$—
International Realty Fund	190,781	100,949	—	—
Strategic Preservation Fund	97,288	73,481	3,643	7,189

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at October 31, 2013 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Global Natural Resources Fund	$41,270	$2,240	$6,149	$(3,909)
International Realty Fund	274,561	30,469	3,201	27,268
Strategic Preservation Fund	68,693	3,087	245	2,842

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of PFICs, wash sale loss deferrals and non-taxable dividends.

The tax character of distributions paid during the year ended October 31, 2013 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital gains	Total Distributions Paid
Global Natural Resources Fund	$1,381	$—	$1,381
International Realty Fund	11,606	—	11,606
Strategic Preservation Fund	1,033	—	1,033

The tax character of distributions paid during the year ended October 31, 2012 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital gains	Total Distributions Paid
Global Natural Resources Fund	$425	$—	$425
International Realty Fund	4,486	—	4,486
Strategic Preservation Fund	972	3,174	4,146

As of October 31, 2013, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Global Natural Resources Fund	$215	$(25,708)	$(3,909)
International Realty Fund	8,591	(31,084)	27,252
Strategic Preservation Fund	1,827	352	2,484

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	45

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

The cumulative timing differences primarily consist of wash sale loss deferrals, mark to market of PFICs, non-taxable dividends, mark to market of forward foreign currency contracts and mark to market of futures contracts.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2013, the Funds had post-enactment net capital loss carryforwards:

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Global Natural Resources Fund	$6,749	$17,157
International Realty Fund	2,496	2,022

At October 31, 2013, the following Funds had pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2015	2016	2017	2018	2019	Total
Global Natural Resources Fund	$—	$—	$—	$—	$1,802	$1,802
International Realty Fund	1,161	9,106	13,760	2,062	477	26,566

During the year ended October 31, 2013, the following Funds utilized capital loss carryforwards as follows (amounts in thousands):

	Post-Enactment Capital Loss Carryforwards Utilized
	Short-Term	Long-Term
International Realty Fund	$—	$2,151
Strategic Preservation Fund	116	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2013. Average borrowings from the Facility for, or at any time during, the year ended October 31, 2013, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Outstanding	Interest Paid
Global Natural Resources Fund	$7,868	3	$—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

46	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

The J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own, in the aggregate, more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Global Natural Resources Fund	84.3%	—%
International Realty Fund	—	51.9

In addition, Strategic Preservation Fund has several shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that own significant portions of the Fund’s outstanding shares.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2013, substantially all of the International Realty Fund’s net assets consisted of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

As of October 31, 2013, the Funds had the following country allocations representing greater than 10% of total investments.

	Australia	Canada	Germany	Hong Kong	Japan	Spain	United Kingdom	United States
Global Natural Resources Fund	—	28.2%	—	—	—	—	21.6%	19.5%
International Realty Fund	13.9%	—	—	13.2%	28.4%	—	13.7	—
Strategic Preservation Fund	—	—	13.4%	—	12.3	10.4%	—	23.0

As of October 31, 2013, the Global Natural Resources Fund invested approximately 40.8% and 25.0% of its total investments in the Diversified Metals & Mining and Oil & Gas Exploration & Production industries, respectively. The International Realty Fund invested approximately 44.9% and 27.9% of its total investments in the Real Estate Management & Development and Diversified industries, respectively.

Because the Global Natural Resources Fund invests a substantial portion of its assets in the natural resources sector, events that affect natural resources will have a greater effect on the Fund than they would on a fund that is more widely diversified among a number of unrelated industries. In addition, certain natural resources sub-sectors are subject to greater governmental regulation than are other industries; therefore, changes in tax and other government regulations may be more likely to adversely affect the Fund.

The International Realty Fund invests primarily in shares of real estate securities. While the Fund will not invest in real estate directly, the Fund may be subject to risks similar to those associated with direct ownership of real estate. These risks may include, but are not limited to, price movement as a result of interest rate fluctuations, general and local economic conditions, and heavy cash flow dependency, in addition to securities market risks.

The Strategic Preservation Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

8. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, “Balance Sheet: Disclosures about Offsetting Assets and Liabilities”. In January 2013, the FASB issued ASU 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”, which updated ASU 2011-11. The ASU creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives, repurchase agreements and securities lending transactions that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. This ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the Funds’ financial statement disclosures.

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	47

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Global Natural Resources Fund, JPMorgan International Realty Fund and JPMorgan Strategic Preservation Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Global Natural Resources Fund, JPMorgan International Realty Fund and JPMorgan Strategic Preservation Fund (each a separate Fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) at October 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2013

48	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	171	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (effective 7/1/13); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	171	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present); Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	171	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	171	Director, Center for Communication, Hearing and Deafness (1990-present).

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	171	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	171	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	171	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	171	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	171	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	49

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	171	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	171	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	171	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	171	Trustee, The Victory Portfolios (2000-2008).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of the Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (171 funds), including JPMorgan Mutual Fund Group which liquidated effective November 29, 2012 and is in the process of winding up its affairs.

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment adviser, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.
***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

50	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**

Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	51

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2013, and continued to hold your shares at the end of the reporting period, October 31, 2013.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Global Natural Resources Fund
Class A
Actual	$1,000.00	$1,046.70	$6.71	1.30%
Hypothetical	1,000.00	1,018.65	6.61	1.30
Class C
Actual	1,000.00	1,043.70	9.27	1.80
Hypothetical	1,000.00	1,016.13	9.15	1.80
Class R2
Actual	1,000.00	1,044.50	7.99	1.55
Hypothetical	1,000.00	1,017.39	7.88	1.55
Class R5
Actual	1,000.00	1,048.80	4.39	0.85
Hypothetical	1,000.00	1,020.92	4.33	0.85
Class R6
Actual	1,000.00	1,048.70	4.75	0.92
Hypothetical	1,000.00	1,020.57	4.69	0.92
Select Class
Actual	1,000.00	1,047.70	5.42	1.05
Hypothetical	1,000.00	1,019.91	5.35	1.05

International Realty Fund
Class A
Actual	1,000.00	937.70	6.84	1.40
Hypothetical	1,000.00	1,018.15	7.12	1.40
Class C
Actual	1,000.00	935.10	9.27	1.90
Hypothetical	1,000.00	1,015.63	9.65	1.90

52	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

	Beginning Account Value, May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
International Realty Fund (continued)
Class R5
Actual	$1,000.00	$940.00	$4.65	0.95%
Hypothetical	1,000.00	1,020.42	4.84	0.95
Select Class
Actual	1,000.00	938.90	5.62	1.15
Hypothetical	1,000.00	1,019.41	5.85	1.15

Strategic Preservation Fund
Class A
Actual	1,000.00	1,007.50	6.68	1.32
Hypothetical	1,000.00	1,018.55	6.72	1.32
Class C
Actual	1,000.00	1,005.60	9.25	1.83
Hypothetical	1,000.00	1,015.98	9.30	1.83
Class R5
Actual	1,000.00	1,009.40	4.46	0.88
Hypothetical	1,000.00	1,020.77	4.48	0.88
Select Class
Actual	1,000.00	1,008.80	5.42	1.07
Hypothetical	1,000.00	1,019.81	5.45	1.07

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	53

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2013, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 22, 2013.

The Trustees, as part of their review of the investment advisory arrangements for the J.P Morgan Funds, considered and reviewed performance and other information received from the Adviser on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information includes the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Adviser and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing that the Adviser’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes

54	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services. The Board also reviewed the adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the adviser.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Funds benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	55

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

provided for the Funds at regular Board meetings by the Adviser and the independent consultant and also considered the special analysis that was prepared by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Global Natural Resources Fund’s performance was in the fifth quintile for both Class A and Select Class shares for the one year period ended December 31, 2012, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the equity committee at each of their regular meetings over the course of next year.

The Trustees noted that the International Realty Fund’s performance was in the third, second and second quintiles for both Class A and for Select Class shares for the one-, three-, and five-year periods ended December 31, 2012, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Strategic Preservation Fund’s performance was in the fifth, fifth and fourth quintiles both for Class A and Select Class shares for the one-, three- and five-year periods ended December 31, 2012, respectively, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Global Natural Resources Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the International Realty Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Strategic Preservation Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for both Class A and Select Class Shares were in the third quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

56	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2013

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2013. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2013. The information necessary to complete your income tax returns for the calendar year ending December 31, 2013 will be received under separate cover.

Dividends Received Deductions (DRD)

The following Fund hereby designates the following percentage or the maximum allowable percentage as ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended October 31, 2013:

Dividends Received Deduction
Global Natural Resources Fund	71.49%
Strategic Preservation Fund	4.36

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2013, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%. Each Fund hereby designates the following amount or the maximum allowable amount of ordinary income distributions or the maximum allowable treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Global Natural Resources Fund	$1,381
International Realty Fund	11,606
Strategic Preservation Fund	1,033

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2013, the Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Gross income and foreign tax expenses are as follows (amounts in thousands):

	Gross Income	Foreign Tax Pass Through
Global Natural Resources Fund	$705	$20
International Realty Fund	7,751	574
Strategic Preservation Fund	703	25

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December, 2013. These shareholders should receive to their 2013 Form 1099-DIV for the foreign tax paid.

OCTOBER 31, 2013	J.P. MORGAN SPECIALTY FUNDS	57

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2013. All rights reserved. October 2013.	AN-SPEC2-1013

Annual Report

J.P. Morgan Funds

October 31, 2013

JPMorgan Global Allocation Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

DECEMBER 4, 2013 (Unaudited)

Dear Shareholder:

Despite periods of heightened volatility, developed market equities, in aggregate, posted outstanding returns for the twelve months ended October 31, 2013. For much of the period, stocks were supported by solid corporate earnings and robust demand from investors looking to generate higher returns in the low interest rate environment. While it signaled a potential policy shift, the U.S. Federal Reserve (“Fed”) continued to pursue its highly accommodative policies in an attempt to lower unemployment and spur the economy. Many central banks overseas also maintained accommodative monetary policies aimed at stimulating their economies. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. Elsewhere, the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012.

“As the market’s periodic gyrations have demonstrated, it is critically important to maintain a long-term focus for your investment portfolio.”

Positive investor sentiment was interrupted several times during the reporting period, triggered by a number of factors including uncertainties regarding the U.S. “fiscal cliff” and sequestration, geopolitical issues, the Fed’s plans to begin “tapering” its asset purchase program, the partial federal government shutdown and the raising of the debt ceiling. Yet, market declines proved to be only temporary setbacks. All told, U.S. stocks rose sharply and achieved record highs on a number of occasions during the twelve months ended October 31, 2013. Overseas, developed international stocks also rallied sharply, while emerging market equities generated less robust returns given concerns regarding China’s economy and rising U.S. interest rates.

U.S. Treasury Yields Rise Sharply

Talk of Fed tapering negatively impacted the fixed income markets. U.S. Treasury security yields continued to be low from a historical perspective, but ended the period sharply higher than when the reporting period began. Still, U.S. Treasury yields fell from their reporting period peak in early September

2013 as the Fed chose to delay tapering its asset purchases. The yield for 10-year U.S. Treasury securities ended October 31, 2013 at 2.57%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.31% and 3.63%, respectively. Amid the rising interest rate environment, the overall U.S. fixed income market generated a negative return for the reporting period. High yield bonds (also known as “junk bonds”), in contrast, posted a solid gain, whereas emerging market debt securities declined.

Maintaining a Long-Term Perspective

While the global economy is far from robust, it is still on a growth path. Despite some recent mixed data, the expansion in the U.S. appears to be sustainable. In addition, Europe has finally emerged from its lengthy recession. Elsewhere, pro-growth initiatives in Japan have thus far yielded positive results. While growth in China has moderated, there have been some encouraging signs of late that its economy can avoid a “hard landing.”

We are encouraged by the stock market’s resiliency despite periods of elevated volatility. In addition, equity market correlations appear to be moderating, which could create a more favorable environment for active managers. Also, given the overall weakness in the bond market, valuations in a number of fixed income sectors have become more attractive.

As the market’s periodic gyrations have demonstrated, it is critically important to maintain a long-term focus for your investment portfolio. Furthermore, having a well-diversified investment portfolio that is allocated among a number of asset classes can potentially lessen the impact of market declines.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

OCTOBER 31, 2013	J.P. MORGAN FUNDS	1

JPMorgan Global Allocation Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)* . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	16.61%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes) . . . . . . . . . . . . . . . . . . .	25.77%

Composite Benchmark. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	14.39%
Net Assets as of 10/31/2013 (In Thousands) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$30,327,031

INVESTMENT OBJECTIVE**

The JPMorgan Global Allocation Fund (the “Fund”) seeks to maximize long-term total return.

HOW DID THE MARKET PERFORM?

The global financial market experienced periods of volatility during the reporting period. This volatility was triggered by a number of factors, including mixed economic data, geopolitical issues, expectations for future central bank monetary policies and, in the U.S., the impact of the fiscal cliff, sequestration and partial government shutdown. The global equity market was highly resilient during the reporting period amid generally robust investor demand. In the U.S., the S&P 500 Index finished the reporting period with a 27.18% gain. Overseas, the MSCI Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes) returned 26.88%. Elsewhere, the MSCI Emerging Markets Index (net of foreign withholding taxes) returned 6.53% for the twelve months ended October 31, 2013. U.S. fixed income securities, as measured by the Barclays U.S. Aggregate Index, posted a -1.08% return and substantially underperformed global equities for the reporting period. One of the few bright spots in the fixed income market was high yield bonds. The asset class was supported by overall strong demand and continued low default rates.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended October 31, 2013, the Fund (Select Class Shares) outperformed its Composite Benchmark, which is comprised of 60% MSCI World Index (net of foreign withholding taxes) and 40% Barclays U.S. Aggregate Index.

The Fund’s allocation to high yield bonds (also known as “junk bonds”), which are not held in the Composite Benchmark,

contributed to its relative performance. Strong corporate balance sheets and investors’ increasing appetite for risk benefited high yield bonds, which were the strongest performing fixed income asset class during the reporting period. Over the twelve months ended October 31, 2013, the Fund maintained a 0% allocation to emerging market debt. This lack of exposure was beneficial for performance as the asset class underperformed other fixed income sectors. Deteriorating economic fundamentals, valuation levels that appeared expensive relative to other fixed income assets and emerging market equities, currency depreciation and fund outflows all contributed to weak performance for emerging market debt securities.

Among equities, the Fund had its greatest exposure to stocks in the U.S. and global developed markets. This weighting contributed to the Fund’s results versus the Composite Benchmark given the outperformance of U.S. and international developed stocks compared to developing market equities. Improving economic prospects, particularly within the U.S., Europe and Japan, helped to drive developed equity markets higher during the reporting period.

HOW WAS THE FUND POSITIONED?

J.P. Morgan’s Asset Management Solutions-Global Multi-Asset Group (“AMS-GMAG”) utilized top-down research to identify the Fund’s asset allocation. After determining what they believed to be the Fund’s ideal asset allocation, AMS-GMAG leveraged the resources and insights of specialist teams, each with expertise in managing money in the asset classes assigned to them by AMS-GMAG. These specialist teams used bottom-up fundamental research, researching investment opportunities to determine their underlying value. During the reporting period, the Fund invested in U.S., international and emerging market equities and high yield fixed income securities.

2	J.P. MORGAN FUNDS	OCTOBER 31, 2013

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	JPMorgan Floating Rate Income Fund, Select Class Shares (United States)	8.0%
2.	iShares MSCI Emerging Markets ETF (United States)	6.0
3.	Bundesrepublik Deutschland (Germany), 3.500%, 07/04/19	5.8
4.	Bundesrepublik Deutschland (Germany), 2.250%, 09/04/21	2.2
5.	U.S. Treasury Note (United States) 0.250%, 01/31/14	1.2
6.	Finland Government Bond (Finland), 2.750%, 07/04/28	1.1
7.	Roche Holding AG (Switzerland)	0.8
8.	Sumitomo Mitsui Financial Group, Inc. (Japan)	0.7
9.	Mitsubishi UFJ Financial Group, Inc. (Japan)	0.7
10.	Bridgestone Corp. (Japan)	0.7

PORTFOLIO COMPOSITION BY COUNTRY***
United States	32.9%
Germany	10.5
Japan	7.8
United Kingdom	5.3
Switzerland	2.4
Netherlands	2.0
France	1.5
Finland	1.1
Others (each less than 1.0%)	3.9
Short-Term Investment	32.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2013. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	3

JPMorgan Global Allocation Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2013

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	5/31/11
Without Sales Charge		16.36%	6.31%
With Sales Charge*		11.15	4.29
CLASS C SHARES	5/31/11
Without CDSC		15.74	5.77
With CDSC**		14.74	5.77
CLASS R2 SHARES	5/31/11	16.06	6.05
SELECT CLASS SHARES	5/31/11	16.61	6.56

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/31/11 TO 10/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 31, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Allocation Fund, the MSCI World Index, the Global Allocation Composite Benchmark and the Lipper Global Flexible Portfolio Funds Index from May 31, 2011 to October 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Global Allocation Composite Benchmark does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Global Flexible Portfolio Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Global Allocation Composite Benchmark is a composite benchmark comprised of unmanaged indexes that includes 60% MSCI World Index and 40% Barclays U.S. Aggregate Index. The Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Global Flexible Portfolio Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Subsequent to the inception date of the Fund through May 30, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	OCTOBER 31, 2013

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013

(Amounts in U.S. Dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE

Common Stocks — 29.9%
	Belgium — 0.6%
4,401	Ageas (m)	187,018

	Denmark — 0.4%
10	AP Moeller - Maersk A/S, Class B (m)	96,750
185	Novo Nordisk A/S, Class B (m)	30,812

		127,562

	France — 1.5%
3,068	AXA S.A. (m)	76,441
296	BNP Paribas S.A. (m)	21,837
2,082	Cap Gemini S.A. (m)	136,533
1,527	European Aeronautic Defence and Space Co. N.V. (m)	104,637
983	Sanofi (m)	104,811

		444,259

	Germany — 2.1%
319	Allianz SE (m)	53,561
1,058	Bayer AG (m)	131,247
1,365	Bayerische Motoren Werke AG (m)	154,489
584	Deutsche Bank AG (m)	28,224
1,854	Deutsche Post AG (m)	62,612
1,453	Deutsche Telekom AG (m)	22,834
2,138	Deutsche Wohnen AG (m)	40,209
190	Muenchener Rueckversicherungs AG (m)	39,640
705	SAP AG (m)	55,168
2,940	TAG Immobilien AG (m)	35,514

		623,498

	Ireland — 0.7%
26,696	Henderson Group plc (m)	91,634
5,540	Smurfit Kappa Group plc (m)	134,104

		225,738

	Japan — 7.7%
16,000	Asahi Kasei Corp. (m)	121,770
5,800	Bridgestone Corp. (m)	198,840
300	Daito Trust Construction Co., Ltd. (m)	30,631
5,600	Haseko Corp. (a) (m)	41,508
24,000	Hitachi Ltd. (m)	167,883
500	Honda Motor Co., Ltd. (m)	19,966
11,000	Isuzu Motors Ltd. (m)	68,503
3,600	Japan Tobacco, Inc. (m)	130,261
23,000	Kawasaki Kisen Kaisha Ltd. (m)	52,726
7,000	Marubeni Corp. (m)	54,806
15,000	Mazda Motor Corp. (a) (m)	67,523
31,500	Mitsubishi UFJ Financial Group, Inc. (m)	200,600
13,000	Mitsui OSK Lines Ltd. (a) (m)	55,027
78,000	Mizuho Financial Group, Inc. (m)	163,727

SHARES	SECURITY DESCRIPTION	VALUE

	Japan — Continued
2,900	Moshi Moshi Hotline, Inc. (m)	36,452
700	Nippon Telegraph & Telephone Corp. (m)	36,386
18,000	Nippon Yusen KK (m)	54,999
1,100	Nissan Motor Co., Ltd. (m)	11,045
4,200	ORIX Corp. (m)	72,749
6,000	Sekisui House Ltd. (m)	86,123
2,300	Sumitomo Electric Industries Ltd. (m)	34,464
4,400	Sumitomo Mitsui Financial Group, Inc. (m)	212,678
29,000	Sumitomo Mitsui Trust Holdings, Inc. (m)	143,234
1,600	Tokio Marine Holdings, Inc. (m)	52,455
2,800	Toyota Motor Corp. (m)	181,547
2,700	Yamaha Motor Co., Ltd. (m)	41,360

		2,337,263

	Netherlands — 1.9%
21,590	Aegon N.V. (m)	171,789
250	ASML Holding N.V. (m)	23,672
274	Chicago Bridge & Iron Co. N.V. (m)	20,301
12,016	ING Groep N.V., CVA (a) (m)	152,696
2,618	Nutreco N.V. (m)	127,982
3,387	Wolters Kluwer N.V. (m)	91,757

		588,197

	Norway — 0.9%
26,370	Grieg Seafood ASA (a) (m)	82,392
97,785	Marine Harvest ASA (m)	114,642
5,700	Salmar ASA (a) (m)	69,657

		266,691

	Singapore — 0.5%
57,000	First Real Estate Investment Trust (m)	50,827
120,000	Lippo Malls Indonesia Retail Trust (m)	43,411
51,000	Mapletree Logistics Trust (m)	44,909

		139,147

	Switzerland — 2.4%
2,695	Credit Suisse Group AG (a) (m)	83,836
809	Nestle S.A. (m)	58,397
1,691	Novartis AG (m)	131,260
481	Pentair Ltd. (m)	32,270
849	Roche Holding AG (m)	234,779
1,533	Swiss Re AG (a) (m)	134,571
155	Zurich Insurance Group AG (a) (m)	42,830

		717,943

	United Kingdom — 5.1%
13,567	BAE Systems plc (m)	98,964
11,963	Barclays plc (m)	50,334

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	5

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE

Common Stocks — Continued
	United Kingdom — Continued
5,895	Barratt Developments plc (m)	31,612
1,294	Berkeley Group Holdings plc (m)	48,506
14,307	BT Group plc (m)	86,566
527	Delphi Automotive plc (m)	30,144
25,639	GKN plc (m)	151,033
4,671	GlaxoSmithKline plc (m)	123,139
14,759	Jupiter Fund Management plc (m)	94,372
4,046	Lancashire Holdings Ltd. (m)	52,677
17,767	Legal & General Group plc (m)	61,577
31,172	Lloyds Banking Group plc (a) (m)	38,553
1,155	Next plc (m)	100,863
1,692	Persimmon plc (a) (m)	34,257
6,023	Prudential plc (m)	123,175
7,908	Reed Elsevier plc (m)	110,778
18,450	Taylor Wimpey plc (m)	32,553
25,916	Vodafone Group plc (m)	94,924
8,901	WPP plc (m)	189,066

		1,553,093

	United States — 6.1%
251	Actavis plc (a) (m)	38,800
363	Aetna, Inc. (m)	22,760
319	Allstate Corp. (The) (m)	16,926
379	AmerisourceBergen Corp. (m)	24,760
102	Apple, Inc. (m)	53,280
273	Automatic Data Processing, Inc. (m)	20,467
2,955	Bank of America Corp. (m)	41,252
430	Berkshire Hathaway, Inc., Class B (a) (m)	49,484
115	BlackRock, Inc. (m)	34,593
371	Boeing Co. (The) (m)	48,415
668	CBS Corp. (Non-Voting), Class B (m)	39,506
206	Celgene Corp. (a) (m)	30,589
421	Chevron Corp. (m)	50,503
1,062	Cisco Systems, Inc. (m)	23,895
736	Citigroup, Inc. (m)	35,902
219	CME Group, Inc. (m)	16,252
951	Comcast Corp., Class A (m)	45,249
553	ConocoPhillips (m)	40,535
975	EMC Corp. (m)	23,468
1,811	Fifth Third Bancorp (m)	34,463
501	Flowserve Corp. (m)	34,804
1,814	Ford Motor Co. (m)	31,038
651	General Mills, Inc. (m)	32,823
69	Google, Inc., Class A (a) (m)	71,110
728	Halliburton Co. (m)	38,606
588	Home Depot, Inc. (The) (m)	45,799

SHARES	SECURITY DESCRIPTION	VALUE

	United States — Continued
509	Johnson & Johnson (m)	47,138
286	Kimberly-Clark Corp. (m)	30,888
267	Manpowergroup, Inc. (m)	20,853
693	MetLife, Inc. (m)	32,786
786	Mylan, Inc. (a) (m)	29,766
160	New Holdco (a) (i)	13,950
419	NIKE, Inc., Class B (m)	31,743
295	Northrop Grumman Corp. (m)	31,715
168	Nu Skin Enterprises, Inc., Class A (m)	19,644
265	Parker Hannifin Corp. (m)	30,931
94	PPG Industries, Inc. (m)	17,163
29	priceline.com, Inc. (a) (m)	30,561
444	Prudential Financial, Inc. (m)	36,137
681	Reynolds American, Inc. (m)	34,983
150	Rock Tenn Co., Class A (m)	16,052
131	Ross Stores, Inc. (m)	10,133
260	Schlumberger Ltd. (m)	24,367
453	St. Jude Medical, Inc. (m)	25,998
399	State Street Corp. (m)	27,958
658	Texas Instruments, Inc. (m)	27,689
371	Thermo Fisher Scientific, Inc. (m)	36,276
964	Tyson Foods, Inc., Class A (m)	26,674
226	U.S. Airways Group, Inc. (a) (m)	4,965
234	Union Pacific Corp. (m)	35,428
290	United Parcel Service, Inc., Class B (m)	28,490
514	UnitedHealth Group, Inc. (m)	35,086
591	Verizon Communications, Inc. (m)	29,851
235	Visa, Inc., Class A (m)	46,217
1,409	Wells Fargo & Co. (m)	60,150
171	Western Digital Corp. (m)	11,907
69	Westlake Chemical Corp. (m)	7,412
444	Xilinx, Inc. (m)	20,166
621	Yahoo!, Inc. (a) (m)	20,450

		1,848,806

	Total Common Stocks (Cost $7,738,971)	9,059,215

PRINCIPAL AMOUNT
Corporate Bonds — 10.4%
	Australia — 0.0% (g)
10,000	FMG Resources August 2006 Pty Ltd., 7.000%, 11/01/15 (e)	10,375

	Bahamas — 0.0% (g)
10,000	Ultrapetrol Bahamas Ltd., 8.875%, 06/15/21 (e)	10,700

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	OCTOBER 31, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Canada — 0.2%
9,000	Brookfield Residential Properties, Inc., 6.500%, 12/15/20 (e)	9,270
10,000	Garda World Security Corp., 9.750%, 03/15/17 (e)	10,799
2,000	KGHM International Ltd., 7.750%, 06/15/19 (e)	2,085
10,000	Masonite International Corp., 8.250%, 04/15/21 (e)	11,000
5,000	MEG Energy Corp., 7.000%, 03/31/24 (e)	5,112
2,000	New Gold, Inc., 6.250%, 11/15/22 (e)	1,970
5,000	Quebecor Media, Inc., 5.750%, 01/15/23	4,838

		45,074

	Cayman Islands — 0.0% (g)
12,000	Seagate HDD Cayman, 4.750%, 06/01/23 (e)	11,670

	Finland — 0.0% (g)
3,000	Nokia OYJ, 5.375%, 05/15/19	3,094

	France — 0.0% (g)
5,000	Lafarge S.A., 7.125%, 07/15/36	5,162

	Luxembourg — 0.3%
	ArcelorMittal,
25,000	6.750%, 02/25/22	27,187
8,000	7.500%, 10/15/39	7,900
	Intelsat Jackson Holdings S.A.,
10,000	6.625%, 12/15/22 (e)	10,200
10,000	7.250%, 04/01/19	10,775
14,000	Intelsat Luxembourg S.A., 7.750%, 06/01/21 (e)	14,770
6,000	NII International Telecom S.C.A., 11.375%, 08/15/19 (e)	5,700
12,000	Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., 8.750%, 02/01/19 (e)	11,970

		88,502

	Netherlands — 0.1%
11,000	Basell Finance Co., B.V., 8.100%, 03/15/27 (e)	14,365

	United Kingdom — 0.1%
	Royal Bank of Scotland Group plc,
7,000	6.100%, 06/10/23	7,198
15,000	6.125%, 12/15/22	15,508

		22,706

	United States — 9.7%
12,000	Access Midstream Partners LP/ACMP Finance Corp., 5.875%, 04/15/21	12,870

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
15,000	ACE Cash Express, Inc., 11.000%, 02/01/19 (e)	13,350
5,000	Activision Blizzard, Inc., 5.625%, 09/15/21 (e)	5,175
	ADT Corp. (The),
2,000	3.500%, 07/15/22	1,754
5,000	4.125%, 06/15/23	4,509
10,000	6.250%, 10/15/21 (e)	10,612
3,000	Advanced Micro Devices, Inc., 7.500%, 08/15/22	2,910
3,000	Alcatel-Lucent USA, Inc., 6.450%, 03/15/29	2,640
	Aleris International, Inc.,
2,000	7.625%, 02/15/18	2,120
2,000	7.875%, 11/01/20	2,120
2,000	Alliant Techsystems, Inc., 5.250%, 10/01/21 (e)	2,012
	Ally Financial, Inc.,
25,000	6.250%, 12/01/17	27,687
20,000	8.000%, 03/15/20	23,750
21,000	8.000%, 11/01/31	25,043
10,000	Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 9.625%, 10/15/18	10,650
30,000	American International Group, Inc., VAR 8.175%, 05/15/68	36,975
10,000	Anixter, Inc., 5.625%, 05/01/19	10,500
5,000	Antero Resources Corp., 5.375%, 11/01/21 (e)	5,081
11,000	ARAMARK Corp., 5.750%, 03/15/20 (e)	11,522
2,000	Artesyn Escrow, Inc., 9.750%, 10/15/20 (e)	2,060
	Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.,
25,000	4.750%, 11/15/21 (e)	23,500
20,000	5.875%, 08/01/23 (e)	19,650
	Audatex North America, Inc.,
2,000	6.000%, 06/15/21 (e)	2,065
2,000	6.125%, 11/01/23 (e)	2,030
25,000	Avaya, Inc., 7.000%, 04/01/19 (e)	23,875
5,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 8.250%, 01/15/19	5,450
11,000	Ball Corp., 5.000%, 03/15/22	11,082
3,000	Bankrate, Inc., 6.125%, 08/15/18 (e)	3,090
	Biomet, Inc.,
13,000	6.500%, 08/01/20	13,812
5,000	6.500%, 10/01/20	5,200
5,000	Boise Cascade Co., 6.375%, 11/01/20	5,225
12,000	Building Materials Corp. of America, 7.500%, 03/15/20 (e)	12,930

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	7

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	United States — Continued
8,000	Bumble Bee Holdings, Inc., 9.000%, 12/15/17 (e)	8,780
15,000	Cablevision Systems Corp., 8.000%, 04/15/20	17,025
6,000	Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Properties Finance, Inc., 8.000%, 10/01/20 (e)	6,015
	Calpine Corp.,
8,000	6.000%, 01/15/22 (e)	8,300
30,000	7.875%, 01/15/23 (e)	32,625
	CCO Holdings LLC/CCO Holdings Capital Corp.,
10,000	5.750%, 09/01/23 (e)	9,512
10,000	6.500%, 04/30/21	10,400
10,000	8.125%, 04/30/20	10,950
10,000	CDW LLC/CDW Finance Corp., 8.500%, 04/01/19	11,075
3,000	Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375%, 09/15/20 (e)	3,112
14,000	Chesapeake Energy Corp., 6.125%, 02/15/21	15,295
10,000	Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19	10,475
	CHS/Community Health Systems, Inc.,
5,000	5.125%, 08/15/18	5,200
8,000	7.125%, 07/15/20	8,420
3,000	Cinemark USA, Inc., 5.125%, 12/15/22	2,932
15,000	CIT Group, Inc., 5.375%, 05/15/20	16,069
9,542	CityCenter Holdings LLC/CityCenter Finance Corp., PIK, 10.750%, 01/15/17	10,229
	Claire’s Stores, Inc.,
11,000	7.750%, 06/01/20 (e)	10,945
22,000	8.875%, 03/15/19	23,925
35,000	9.000%, 03/15/19 (e)	39,112
25,000	Clear Channel Communications, Inc., 9.000%, 12/15/19	25,375
	Clear Channel Worldwide Holdings, Inc.,
5,000	6.500%, 11/15/22	5,200
5,000	6.500%, 11/15/22	5,250
5,000	Series A, 7.625%, 03/15/20	5,287
10,000	Series B, 7.625%, 03/15/20	10,675
10,000	Clearwire Communications LLC/Clearwire Finance, Inc., 14.750%, 12/01/16 (e)	13,700
19,000	CNG Holdings, Inc., 9.375%, 05/15/20 (e)	18,002
25,000	Comstock Resources, Inc., 7.750%, 04/01/19	26,125
40,000	Concho Resources, Inc., 7.000%, 01/15/21	44,600
15,000	CONSOL Energy, Inc., 6.375%, 03/01/21	15,712

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
44,155	Continental Airlines 2005-ERJ1 Pass-Through Trust, 9.798%, 04/01/21	49,233
9,000	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.125%, 03/01/22 (e)	9,202
15,000	Cricket Communications, Inc., 7.750%, 10/15/20	17,137
13,000	Crown Castle International Corp., 5.250%, 01/15/23	12,870
13,000	DaVita HealthCare Partners, Inc., 6.375%, 11/01/18	13,634
	Dean Foods Co.,
5,000	7.000%, 06/01/16	5,562
5,000	9.750%, 12/15/18	5,669
25,000	Deluxe Corp., 7.000%, 03/15/19	26,875
15,000	Denali Borrower LLC/Denali Finance Corp., 5.625%, 10/15/20 (e)	14,850
5,000	Diamondback Energy, Inc., 7.625%, 10/01/21 (e)	5,225
28,000	DISH DBS Corp., 6.750%, 06/01/21	30,310
5,000	DreamWorks Animation SKG, Inc., 6.875%, 08/15/20 (e)	5,319
4,000	DuPont Fabros Technology LP, 5.875%, 09/15/21 (e)	4,100
4,000	Dycom Investments, Inc., 7.125%, 01/15/21	4,250
9,000	Dynegy, Inc., 5.875%, 06/01/23 (e)	8,505
10,000	Embarq Corp., 7.995%, 06/01/36	10,187
10,000	Endo Health Solutions, Inc., 7.000%, 07/15/19	10,675
	Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.,
18,000	10.000%, 12/01/20	18,900
7,000	12.250%, 03/01/22 (e)	8,050
8,000	Energy XXI Gulf Coast, Inc., 7.500%, 12/15/21 (e)	8,360
13,000	EP Energy LLC/EP Energy Finance, Inc., 9.375%, 05/01/20	15,015
	EP Energy LLC/Everest Acquisition Finance, Inc.,
4,000	6.875%, 05/01/19	4,300
2,000	7.750%, 09/01/22	2,250
3,128	EPE Holdings LLC/EP Energy Bond Co., Inc., PIK, 8.875%, 12/15/17 (e)	3,277
25,000	Ferrellgas LP/Ferrellgas Finance Corp., 6.500%, 05/01/21	25,312
	First Data Corp.,
5,000	6.750%, 11/01/20 (e)	5,294
14,000	7.375%, 06/15/19 (e)	15,067

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	OCTOBER 31, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	United States — Continued
10,000	8.250%, 01/15/21 (e)	10,650
5,000	11.750%, 08/15/21 (e)	5,088
10,000	12.625%, 01/15/21	11,537
10,000	PIK, 10.000%, 01/15/22 (e)	10,675
	Freescale Semiconductor, Inc.,
5,000	5.000%, 05/15/21 (e)	4,862
2,000	6.000%, 01/15/22 (e)	2,023
	Fresenius Medical Care U.S. Finance, Inc.,
5,000	5.750%, 02/15/21 (e)	5,288
25,000	6.500%, 09/15/18 (e)	28,062
10,000	Frontier Communications Corp., 8.500%, 04/15/20	11,425
5,000	Gannett Co., Inc., 6.375%, 10/15/23 (e)	5,275
	Genesis Energy LP/Genesis Energy Finance Corp.,
50,000	5.750%, 02/15/21	50,750
16,000	7.875%, 12/15/18	17,240
3,000	GenOn Energy, Inc., 9.875%, 10/15/20	3,360
5,000	GLP Capital LP/GLP Financing II, Inc., 4.875%, 11/01/20 (e)	5,037
10,000	Goodman Networks, Inc., 13.125%, 07/01/18 (e)	10,550
5,000	Gray Television, Inc., 7.500%, 10/01/20 (e)	5,237
5,000	Gymboree Corp. (The), 9.125%, 12/01/18	4,837
8,000	Halcon Resources Corp., 9.250%, 02/15/22 (e)	8,480
20,000	Hawk Acquisition Sub, Inc., 4.250%, 10/15/20 (e)	19,350
5,000	HCA Holdings, Inc., 6.250%, 02/15/21	5,250
	HCA, Inc.,
5,000	4.750%, 05/01/23	4,819
5,000	5.875%, 05/01/23	5,037
50,000	6.500%, 02/15/20	55,625
12,000	7.500%, 02/15/22	13,485
5,000	8.000%, 10/01/18	5,875
	HD Supply, Inc.,
5,000	7.500%, 07/15/20 (e)	5,275
10,000	8.125%, 04/15/19	11,177
7,000	Hecla Mining Co., 6.875%, 05/01/21 (e)	6,860
10,000	Hertz Corp. (The), 7.375%, 01/15/21	11,100
24,000	Hiland Partners LP/Hiland Partners Finance Corp., 7.250%, 10/01/20 (e)	25,560
25,000	Hilcorp Energy I LP/Hilcorp Finance Co., 7.625%, 04/15/21 (e)	27,125
5,000	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625%, 10/15/21 (e)	5,137

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
5,000	Ingles Markets, Inc., 5.750%, 06/15/23 (e)	4,900
	International Lease Finance Corp.,
10,000	5.875%, 08/15/22	10,300
46,000	8.250%, 12/15/20	54,338
10,000	inVentiv Health, Inc., 9.000%, 01/15/18 (e)	10,425
10,000	JBS USA LLC/JBS USA Finance, Inc., 7.250%, 06/01/21 (e)	10,275
	K. Hovnanian Enterprises, Inc.,
2,000	7.250%, 10/15/20 (e)	2,130
5,000	11.875%, 10/15/15	5,763
30,000	Key Energy Services, Inc., 6.750%, 03/01/21	30,525
	Lennar Corp.,
5,000	6.950%, 06/01/18	5,588
5,000	Series B, 12.250%, 06/01/17	6,500
5,000	Level 3 Communications, Inc., 11.875%, 02/01/19	5,800
35,000	Level 3 Financing, Inc., 8.125%, 07/01/19	38,588
60,000	Liberty Mutual Group, Inc., 7.800%, 03/15/37 (e)	65,400
2,000	Liberty Tire Recycling LLC, 11.000%, 10/01/16 (e)	2,040
10,000	LSB Industries, Inc., 7.750%, 08/01/19 (e)	10,575
5,000	M/I Homes, Inc., 8.625%, 11/15/18	5,425
	MarkWest Energy Partners LP/MarkWest Energy Finance Corp.,
18,000	4.500%, 07/15/23	17,460
15,000	6.750%, 11/01/20	16,425
38,000	Martin Midstream Partners LP/Martin Midstream Finance Corp., 7.250%, 02/15/21	38,760
4,000	Masco Corp., 5.950%, 03/15/22	4,240
3,000	MasTec, Inc., 4.875%, 03/15/23	2,861
15,000	Media General, Inc., 11.750%, 02/15/17	16,313
10,000	MetroPCS Wireless, Inc., 6.250%, 04/01/21 (e)	10,463
	MGM Resorts International,
2,000	8.625%, 02/01/19	2,347
25,000	11.375%, 03/01/18	32,063
6,000	Milacron LLC/Mcron Finance Corp., 7.750%, 02/15/21 (e)	6,270
25,000	MultiPlan, Inc., 9.875%, 09/01/18 (e)	27,625
4,000	Murphy Oil USA, Inc., 6.000%, 08/15/23 (e)	4,060
2,000	Mustang Merger Corp., 8.500%, 08/15/21 (e)	2,055
7,000	Nationstar Mortgage LLC/Nationstar Capital Corp., 6.500%, 06/01/22	6,834

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	9

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	United States — Continued
7,000	Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc., 9.250%, 04/15/19	7,578
	New Albertsons, Inc.,
8,000	7.450%, 08/01/29	6,520
8,000	8.000%, 05/01/31	6,600
10,000	Newfield Exploration Co., 5.750%, 01/30/22	10,500
5,000	Nexstar Broadcasting, Inc., 6.875%, 11/15/20 (e)	5,225
18,000	NII Capital Corp., 7.625%, 04/01/21	10,440
6,000	Nortek, Inc., 8.500%, 04/15/21	6,578
	NRG Energy, Inc.,
11,000	6.625%, 03/15/23	11,371
13,000	7.875%, 05/15/21	14,365
5,000	Oasis Petroleum, Inc., 6.875%, 03/15/22 (e)	5,400
6,000	Parker Drilling Co., 7.500%, 08/01/20 (e)	6,240
3,000	Patriot Merger Corp., 9.000%, 07/15/21 (e)	3,135
17,000	PC Nextco Holdings LLC/PC Nextco Finance, Inc., PIK, 9.500%, 08/15/19 (e)	17,553
20,000	Pilgrim’s Pride Corp., 7.875%, 12/15/18	21,850
2,000	Pinnacle Entertainment, Inc., 7.500%, 04/15/21	2,195
	PolyOne Corp.,
10,000	5.250%, 03/15/23	9,938
25,000	7.375%, 09/15/20	27,687
	QEP Resources, Inc.,
15,000	5.375%, 10/01/22	14,663
10,000	6.875%, 03/01/21	10,700
5,000	Quiksilver, Inc./QS Wholesale, Inc., 7.875%, 08/01/18 (e)	5,350
10,000	Qwest Capital Funding, Inc., 7.750%, 02/15/31	9,600
12,000	Rain CII Carbon LLC/CII Carbon Corp., 8.000%, 12/01/18 (e)	12,390
5,000	RCN Telecom Services LLC/RCN Capital Corp., 8.500%, 08/15/20 (e)	5,050
20,000	Regency Energy Partners LP/Regency Energy Finance Corp., 5.500%, 04/15/23	19,950
	Rite Aid Corp.,
5,000	6.750%, 06/15/21	5,288
10,000	9.250%, 03/15/20	11,550
2,000	ROC Finance LLC/ROC Finance 1 Corp., 12.125%, 09/01/18 (e)	2,160
5,000	Roofing Supply Group LLC/Roofing Supply Finance, Inc., 10.000%, 06/01/20 (e)	5,650
20,000	Samson Investment Co., 10.250%, 02/15/20 (e)	21,600

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
16,000	SemGroup LP, 7.500%, 06/15/21 (e)	16,760
10,000	Seneca Gaming Corp., 8.250%, 12/01/18 (e)	10,763
10,000	Service Corp. International, 8.000%, 11/15/21	11,463
5,000	Shingle Springs Tribal Gaming Authority, 9.750%, 09/01/21 (e)	5,225
	Sinclair Television Group, Inc.,
5,000	6.125%, 10/01/22	5,094
5,000	6.375%, 11/01/21 (e)	5,150
4,000	Sirius XM Radio, Inc., 5.750%, 08/01/21 (e)	4,080
	SM Energy Co.,
8,000	5.000%, 01/15/24 (e)	7,820
40,000	6.625%, 02/15/19	42,600
7,000	Smithfield Foods, Inc., 7.750%, 07/01/17	8,138
	Sprint Capital Corp.,
77,000	6.900%, 05/01/19	82,968
18,000	8.750%, 03/15/32	19,485
	Sprint Corp.,
4,000	7.250%, 09/15/21 (e)	4,310
3,000	7.875%, 09/15/23 (e)	3,255
11,000	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 7.500%, 07/01/21 (e)	11,578
15,000	SUPERVALU, Inc., 8.000%, 05/01/16	16,725
8,000	Swift Energy Co., 7.875%, 03/01/22	8,020
25,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.875%, 02/01/21	26,938
	Taylor Morrison Communities, Inc./Monarch Communities, Inc.,
9,000	7.750%, 04/15/20 (e)	9,945
	Tenet Healthcare Corp.,
3,000	4.500%, 04/01/21	2,910
5,000	4.750%, 06/01/20	4,962
4,000	6.000%, 10/01/20 (e)	4,230
5,000	6.250%, 11/01/18	5,475
5,000	8.000%, 08/01/20	5,444
5,000	8.125%, 04/01/22 (e)	5,475
	Tesoro Logistics LP/Tesoro Logistics Finance Corp.,
13,000	5.875%, 10/01/20	13,293
25,000	6.125%, 10/15/21	25,875
	T-Mobile USA, Inc.,
3,000	5.250%, 09/01/18 (e)	3,116
2,000	6.464%, 04/28/19	2,120
5,000	6.633%, 04/28/21	5,288
5,000	6.731%, 04/28/22	5,281

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	OCTOBER 31, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	United States — Continued
5,000	Tops Holding Corp./Tops Markets LLC, 8.875%, 12/15/17 (e)	5,500
25,000	TransDigm, Inc., 7.750%, 12/15/18	26,875
10,000	Tutor Perini Corp., 7.625%, 11/01/18	10,625
5,000	tw telecom holdings, Inc., 6.375%, 09/01/23 (e)	5,200
12,000	U.S. Airways 2013-1 Class B Pass-Through Trust, 5.375%, 11/15/21	11,490
5,000	Unifrax I LLC/Unifrax Holding Co., 7.500%, 02/15/19 (e)	5,050
	Univision Communications, Inc.,
19,000	6.750%, 09/15/22 (e)	20,710
16,000	6.875%, 05/15/19 (e)	17,240
5,000	8.500%, 05/15/21 (e)	5,538
2,000	USG Corp., 5.875%, 11/01/21 (e)	2,040
	Valeant Pharmaceuticals International,
20,000	6.375%, 10/15/20 (e)	21,350
4,000	6.750%, 08/15/18 (e)	4,380
5,000	7.000%, 10/01/20 (e)	5,388
4,000	7.500%, 07/15/21 (e)	4,440
8,000	Vanguard Natural Resources LLC/VNR Finance Corp., 7.875%, 04/01/20	8,360
10,000	Victor Technologies Group, Inc., 9.000%, 12/15/17	10,750
15,000	Vulcan Materials Co., 7.500%, 06/15/21	16,856
10,000	VWR Funding, Inc., 7.250%, 09/15/17	10,650
20,000	W&T Offshore, Inc., 8.500%, 06/15/19	21,550
10,000	Wells Enterprises, Inc., 6.750%, 02/01/20 (e)	10,275
10,000	Whiting Petroleum Corp., 5.000%, 03/15/19	10,400
21,000	William Carter Co. (The), 5.250%, 08/15/21 (e)	21,315
10,000	Windstream Corp., 7.750%, 10/15/20	10,725
5,000	WMG Acquisition Corp., 6.000%, 01/15/21 (e)	5,250
	WPX Energy, Inc.,
10,000	5.250%, 01/15/17	10,675
10,000	6.000%, 01/15/22	10,500
5,000	Zayo Group LLC/Zayo Capital, Inc., 10.125%, 07/01/20	5,775

		2,949,217

	Total Corporate Bonds (Cost $3,006,613)	3,160,865

SHARES
Exchange Traded Fund — 5.9%
42,007	iShares MSCI Emerging Markets ETF (Cost $1,726,626)	1,783,617

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Foreign Government Securities — 9.2%
	Finland — 1.0%
EUR 225,000	Finland Government Bond, 2.750%, 07/04/28 (e) (m)	314,720

	Germany — 8.0%
	Bundesrepublik Deutschland,
EUR 455,000	2.250%, 09/04/21 (m)	663,492
EUR 1,120,000	3.500%, 07/04/19 (m)	1,749,694

		2,413,186

	Italy — 0.2%
EUR 42,000	Italy Buoni Poliennali Del Tesoro, 5.500%, 11/01/22 (m)	63,948

	Total Foreign Government Securities (Cost $2,687,788)	2,791,854

SHARES
Investment Company — 7.9%
237,901	JPMorgan Floating Rate Income Fund, Select Class Shares (b) (Cost $2,396,567)	2,402,801

PRINCIPAL AMOUNT
Loan Assignments — 0.6%
	United States — 0.6%
14,888	Alcatel-Lucent USA, Inc., U.S. Term Loan, VAR, 5.750%, 01/30/19	15,095
	Altice Financing S.A., Term Loan,
3,221	VAR, 5.500%, 07/02/19	3,243
837	VAR, 5.500%, 07/02/19	843
435	VAR, 5.500%, 07/02/19	438
	Aot Holdings Ltd., 1st Lien Senior Secured Term Loan,
1,952	VAR, 5.000%, 10/01/19	1,962
1,414	VAR, 5.000%, 10/01/19	1,421
731	VAR, 5.000%, 10/01/19	735
188	VAR, 5.000%, 10/01/19	189
188	VAR, 5.000%, 10/01/19	189
164	VAR, 5.000%, 10/01/19	165
113	VAR, 5.000%, 10/01/19	114
75	VAR, 5.000%, 10/01/19	76
29,940	Caesars Entertainment Operating Co., Inc., (FKA Harrahs), Extended B-6 Term Loan, VAR, 5.488%, 01/28/18	28,060
6,983	Cricket Communications, Inc., Term Loan C, (Leap Wireless International), VAR, 4.750%, 03/08/20	7,013
6,000	Dell, Inc., Term B Loan, VAR, 4.500%, 09/23/20	5,963
5,879	DuPont Performance, Term Loan, VAR, 4.750%, 02/01/20	5,938

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	11

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Loan Assignments — Continued
	United States — Continued
49,398	FGI Operating Co. LLC, Term B Loan, VAR, 5.500%, 04/19/19	49,769
5,000	Fieldwood Energy LLC, Closing Date Loan, 2nd Lien, VAR, 8.375%, 09/30/20 ^	5,084
	Gymboree Corp. (The), Term Loan (A & R),
616	VAR, 5.000%, 02/23/18	595
23,069	VAR, 5.000%, 02/23/18	22,294
9,925	NXP B.V., Tranche C Term Loan, VAR, 4.750%, 01/10/20	10,024
5,000	Rite Aid Corp., 2nd Lien Term Loan, VAR, 5.750%, 08/21/20	5,114
10,634	RP Crown Parent LLC, 1st Lien Term Loan, VAR, 6.750%, 12/14/18	10,732
7,756	Syniverse Holdings, Inc., Tranche B Term Loan, VAR, 4.000%, 04/23/19	7,772
	Tronox Ltd., Term Loan,
1,062	VAR, 4.500%, 03/19/20	1,071
933	VAR, 4.500%, 03/19/20	941

	Total Loan Assignments (Cost $181,677)	184,840

NUMBER OF CONTRACTS
Options Purchased — 1.0%
	Call Option Purchased — 1.0%
20	E-mini S&P 500, Expiring on 12/21/13 at 1,700.00, European Style (a)	133,200
16	E-mini S&P 500, Expiring on 12/21/13 at 1,675.00, European Style (a)	155,200
10	E-mini S&P 500, Expiring on 12/21/13 at 1,775.00, European Style (a)	20,300

	Total Options Purchased (Cost $186,118)	308,700

PRINCIPAL AMOUNT
Preferred Security — 0.1% (x)
	United States — 0.1%
35,000	Bank of America Corp., Series K, VAR, 8.000%, 01/30/18 VAR (Cost $30,484)	38,763

SHARES
Preferred Stock — 0.4%
	Germany — 0.4%
503	Volkswagen AG (m) (Cost $116,191)	127,565

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

U.S. Treasury Obligation — 1.2%
345,000	U.S. Treasury Notes, 0.250%, 01/31/14 (k) (Cost $345,065)	345,175

SHARES
Short-Term Investment — 32.3%
	Investment Company — 32.3%
9,792,000	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $9,792,000)	9,792,000

	Total Investments — 98.9% (Cost $28,208,100)	29,995,395
	Other Assets in Excess of Liabilities — 1.1%	331,636

	NET ASSETS — 100.0%	$30,327,031

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2013

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Foreign Government Securities	9.3%
Investment Company	8.0
Exchange Traded Fund	5.9
Insurance	4.1
Commercial Banks	3.2
Pharmaceuticals	3.1
Oil, Gas & Consumable Fuels	2.5
Automobiles	2.3
Media	2.3
Food Products	2.0
Diversified Telecommunication Services	1.5
Diversified Financial Services	1.4
Auto Components	1.3
Capital Markets	1.2
U.S. Treasury Notes	1.2
Household Durables	1.1
Aerospace & Defense	1.0
Options	1.0
Health Care Providers & Services	1.0
Others (each less than 1.0%)	14.0
Short-Term Investment	32.6

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	OCTOBER 31, 2013

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
13	10 Year U.S. Treasury Note	12/19/13	1,655,672	36,434
19	E-mini Russell 2000	12/20/13	2,085,820	81,537
22	E-mini S&P 500	12/20/13	1,926,100	45,293

	Short Futures Outstanding
(4)	Euro Bund	12/06/13	(771,202)	(23,368)
(1)	Euro-Bobl	12/06/13	(170,113)	(3,384)
(27)	5 Year U.S. Treasury Note	12/31/13	(3,285,562)	(54,055)

				82,457

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
255,146	AUD	Credit Suisse International	11/29/13	245,239	240,755	(4,484)
8,069	EUR	Goldman Sachs International	12/18/13	10,912	10,957	45
14,620	EUR	State Street Corp.	12/18/13	19,758	19,851	93
				275,909	271,563	(4,346)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
55,611	CHF	Societe Generale	11/29/13	62,414	61,302	1,112
91,211	EUR	Westpac Banking Corp.	11/29/13	125,774	123,848	1,926
14,335	EUR	Westpac Banking Corp.	12/18/13	19,596	19,466	130
9,858	EUR	Citibank, N.A.	12/18/13	13,307	13,386	(79)
5,205	EUR	Credit Suisse International	12/18/13	7,040	7,067	(27)
9,431	EUR	Morgan Stanley	12/18/13	12,759	12,806	(47)
2,051,232	EUR	State Street Corp.	12/18/13	2,774,681	2,785,269	(10,588)
48,107,914	JPY	Credit Suisse International	11/29/13	494,001	489,309	4,692
765,153	NOK	Westpac Banking Corp.	11/29/13	129,817	128,413	1,404
				3,639,389	3,640,866	(1,477)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	13

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013

AUD	— Australian Dollar
CHF	— Swiss Franc
ETF	— Exchange Traded Fund
EUR	— Euro
JPY	— Japanese Yen
MSCI	— Morgan Stanley Capital International
NOK	— Norwegian Krone
PIK	— Payment-in-Kind
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of October 31, 2013.

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of October 31, 2013.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(x)

—  Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown reflects the next call date. The coupon rate shown is the rate in effect as of October 31, 2013.

^	— All or a portion of the security is unsettled as of October 31, 2013. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the notes to financial statements are $7,255,257 and 24.2%, respectively.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC‘s as well as the Funds’ website.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	OCTOBER 31, 2013

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2013

Global Allocation Fund
ASSETS:
Investments in non-affiliates, at value	$17,800,594
Investments in affiliates, at value	12,194,801

Total investment securities, at value	29,995,395
Cash	106,520
Foreign currency, at value	126,493
Deposits at broker for futures contracts	36,000
Receivables:
Investment securities sold	93,683
Fund shares sold	255,975
Interest and dividends from non-affiliates	102,398
Dividends from affiliates	8,475
Tax reclaims	7,184
Unrealized appreciation on forward foreign currency exchange contracts	9,402
Unrealized appreciation on unfunded commitments	34
Due from Adviser	41,442

Total Assets	30,783,001

LIABILITIES:
Payables:
Investment securities purchased	290,128
Variation margin on futures contracts	35,460
Unrealized depreciation on forward foreign currency exchange contracts	15,225
Accrued liabilities:
Distribution fees	580
Custodian and accounting fees	34,792
Trustees’ and Chief Compliance Officer’s fees	16
Audit fees	52,886
Other	26,883

Total Liabilities	455,970

Net Assets	$30,327,031

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	15

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2013 (continued)

Global Allocation Fund
NET ASSETS:
Paid-in-Capital	$28,038,150
Accumulated undistributed (distributed in excess of) net investment income	6,783
Accumulated net realized gains (losses)	418,392
Net unrealized appreciation (depreciation)	1,863,706

Total Net Assets	$30,327,031

Net Assets:
Class A	$2,253,237
Class C	379,866
Class R2	57,612
Select Class	27,636,316

Total	$30,327,031

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	136,994
Class C	23,179
Class R2	3,506
Select Class	1,677,945

Net Asset Value (a):
Class A — Redemption price per share	$16.45
Class C — Offering price per share (b)	16.39
Class R2 — Offering and redemption price per share	16.44
Select Class — Offering and redemption price per share	16.47
Class A maximum sales charge	4.50%
[net asset value per share/(100% — maximum sales charge)]	$17.23

Cost of investments in non-affiliates	$16,019,533
Cost of investments in affiliates	12,188,567
Cost of foreign currency	126,478

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	OCTOBER 31, 2013

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2013

Global Allocation Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$348,804
Interest income from affiliates	177
Dividend income from non-affiliates	250,858
Dividend income from affiliates	59,116
Foreign taxes withheld	(10,454)

Total investment income	648,501

EXPENSES:
Investment advisory fees	134,756
Administration fees	18,955
Distribution fees:
Class A	674
Class C	689
Class R2	270
Shareholder servicing fees:
Class A	674
Class C	230
Class R2	135
Select Class	55,109
Custodian and accounting fees	139,028
Professional fees	89,571
Trustees’ and Chief Compliance Officer’s fees	28
Printing and mailing costs	16,951
Registration and filing fees	59,396
Other	7,307

Total expenses	523,773

Less amounts waived	(209,859)
Less expense reimbursements	(132,606)

Net expenses	181,308

Net investment income (loss)	467,193

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,220,751
Investment in affiliates	106,205
Futures	672,374
Foreign currency transactions	(75,824)

Net realized gains (losses)	1,923,506

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	1,126,550
Investments in affiliates	(189,028)
Futures	152,284
Foreign currency translations	5,961
Unfunded commitments	34

Change in net unrealized appreciation/depreciation	1,095,801

Net realized/unrealized gains (losses)	3,019,307

Change in net assets resulting from operations	$3,486,500

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	17

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Global Allocation Fund
	Year Ended 10/31/2013	Year Ended 10/31/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$467,193	$561,846
Net realized gain (loss)	1,923,506	471,972
Change in net unrealized appreciation/depreciation	1,095,801	876,300

Change in net assets resulting from operations	3,486,500	1,910,118

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(3,910)	(1,263)
Class C
From net investment income	(1,471)	(1,100)
Class R2
From net investment income	(1,254)	(1,175)
Select Class
From net investment income	(601,107)	(543,598)

Total distributions to shareholders	(607,742)	(547,136)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	7,443,386	547,136

NET ASSETS:
Change in net assets	10,322,144	1,910,118
Beginning of period	20,004,887	18,094,769

End of period	$30,327,031	$20,004,887

Accumulated undistributed (distributed in excess of) net investment income	$6,783	$205,745

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	OCTOBER 31, 2013

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	Global Allocation Fund
	Year Ended 10/31/2013	Year Ended 10/31/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,187,186	$—
Distributions reinvested	3,910	1,263
Cost of shares redeemed	(49,728)	—

Change in net assets resulting from Class A capital transactions	$2,141,368	$1,263

Class C
Proceeds from shares issued	$313,942	$—
Distributions reinvested	1,471	1,100
Cost of shares redeemed	(18)	—

Change in net assets resulting from Class C capital transactions	$315,395	$1,100

Class R2
Distributions reinvested	$1,254	$1,175

Change in net assets resulting from Class R2 capital transactions	$1,254	$1,175

Select Class
Proceeds from shares issued	$4,392,861	$—
Distributions reinvested	600,453	543,598
Cost of shares redeemed	(7,945)	—

Change in net assets resulting from Select Class capital transactions	$4,985,369	$543,598

Total change in net assets resulting from capital transactions	$7,443,386	$547,136

SHARE TRANSACTIONS:
Class A
Issued	136,494	—
Reinvested	250	91
Redeemed	(3,181)	—

Change in Class A Shares	133,563	91

Class C
Issued	19,668	—
Reinvested	97	80
Redeemed	(1)	—

Change in Class C Shares	19,764	80

Class R2
Reinvested	84	85

Change in Class R2 Shares	84	85

Select Class
Issued	272,575	—
Reinvested	39,600	39,374
Redeemed	(494)	—

Change in Select Class Shares	311,681	39,374

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	19

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Global Allocation Fund
Class A
Year Ended October 31, 2013	$14.52	$0.19	(h)	$2.15	$2.34	$(0.41)
Year Ended October 31, 2012	13.53	0.38		0.98	1.36	(0.37)
May 31, 2011 (i) through October 31, 2011	15.00	0.14		(1.58)	(1.44)	(0.03)

Class C
Year Ended October 31, 2013	14.49	0.16	(h)	2.09	2.25	(0.35)
Year Ended October 31, 2012	13.52	0.31		0.99	1.30	(0.33)
May 31, 2011 (i) through October 31, 2011	15.00	0.11		(1.58)	(1.47)	(0.01)

Class R2
Year Ended October 31, 2013	14.51	0.25	(h)	2.04	2.29	(0.36)
Year Ended October 31, 2012	13.53	0.34		0.99	1.33	(0.35)
May 31, 2011 (i) through October 31, 2011	15.00	0.12		(1.58)	(1.46)	(0.01)

Select Class
Year Ended October 31, 2013	14.53	0.33	(h)	2.04	2.37	(0.43)
Year Ended October 31, 2012	13.53	0.41		1.00	1.41	(0.41)
May 31, 2011 (i) through October 31, 2011	15.00	0.15		(1.58)	(1.43)	(0.04)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01%, unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of operations.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	OCTOBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers and reimbursements (f)		Portfolio turnover rate (c)(g)

$16.45	16.36%	$2,253,237	1.05%		1.18%		3.30%		120%
14.52	10.26	49,838	1.05		2.70		2.54		67
13.53	(9.63)	45,190	1.05	(j)	2.36	(j)	2.79	(j)	51

16.39	15.74	379,866	1.55		1.00		3.41		120
14.49	9.75	49,485	1.55		2.19		3.04		67
13.52	(9.83)	45,096	1.55	(j)	1.86	(j)	3.28	(j)	51

16.44	16.06	57,612	1.30		1.61		2.79		120
14.51	9.99	49,661	1.30		2.44		2.79		67
13.53	(9.71)	45,143	1.30	(j)	2.10	(j)	3.04	(j)	51

16.47	16.61	27,636,316	0.80		2.10		2.31		120
14.53	10.58	19,855,903	0.80		2.95		2.29		67
13.53	(9.56)	17,959,340	0.80	(j)	2.61	(j)	2.55	(j)	51

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	21

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Global Allocation Fund	Class A, Class C, Class R2 and Select Class	Diversified

The investment objective of the Fund is to seek to maximize long-term total return.

Prior to May 31, 2013, the Fund was not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities, including investments in Exchange Traded Funds (“ETFs”), listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in J.P. Morgan Funds (the “Underlying Funds”) are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Fund’s securities. JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”) and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Fund’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Fund’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in

22	J.P. MORGAN FUNDS	OCTOBER 31, 2013

securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset value.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Belgium	$—	$187,018	$—	$187,018
Denmark	—	127,562	—	127,562
France	—	444,259	—	444,259
Germany	—	623,498	—	623,498
Ireland	—	225,738	—	225,738
Japan	—	2,337,263	—	2,337,263
Netherlands	20,301	567,896	—	588,197
Norway	152,049	114,642	—	266,691
Singapore	—	139,147	—	139,147
Switzerland	32,270	685,673	—	717,943
United Kingdom	82,821	1,470,272	—	1,553,093
United States	1,834,856	—	13,950	1,848,806

Total Common Stocks	2,122,297	6,922,968	13,950	9,059,215

Corporate Bonds
Australia	—	10,375	—	10,375
Bahamas	—	10,700	—	10,700
Canada	—	45,074	—	45,074
Cayman Islands	—	11,670	—	11,670
Finland	—	3,094	—	3,094
France	—	5,162	—	5,162
Luxembourg	—	88,502	—	88,502
Netherlands	—	14,365	—	14,365
United Kingdom	—	22,706	—	22,706
United States	—	2,888,494	60,723	2,949,217

Total Corporate Bonds	—	3,100,142	60,723	3,160,865

Exchange Traded Fund	1,783,617	—	—	1,783,617
Foreign Government Securities	—	2,791,854	—	2,791,854

OCTOBER 31, 2013	J.P. MORGAN FUNDS	23

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investment Company
United States	$2,402,801	$—	$—	$2,402,801
Loan Assignments
United States	—	184,840	—	184,840
Options Purchased
Call Option Purchased	308,700	—	—	308,700
Preferred Security
United States	—	38,763	—	38,763
Preferred Stock
Germany	—	127,565	—	127,565
U.S. Treasury Obligation	—	345,175	—	345,175
Short-Term Investment
Investment Company	9,792,000	—	—	9,792,000

Total Investments in Securities	$16,409,415	$13,511,307	$74,673	$29,995,395

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$9,402	$—	$9,402
Futures Contracts	163,264	—	—	163,264

Total Appreciation in Other Financial Instruments	$163,264	$9,402	$—	$172,666

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(15,225)	$—	$(15,225)
Futures Contracts	(80,807)	—	—	(80,807)

Total Depreciation in Other Financial Instruments	$(80,807)	$(15,225)	$—	$(96,032)

There were no transfers among any levels during the year ended October 31, 2013.

B. Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund. As of October 31, 2013, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

The value and percentage of net assets of illiquid securities as of October 31, 2013 were $13,950 and 0.0%, respectively.

C. Investment Transactions with Affiliates — The Fund invests in certain Underlying Funds which are advised by the Adviser or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the following to be affiliated issuers. Included in the Realized Gain (Loss) amounts in the table below are distributions of realized gains, if any, by the affiliated Underlying Funds:

	For the year ended October 31, 2013
Affiliate	Value at October 31, 2012	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at October 31, 2013	Value at October 31, 2013
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	$2,123,869	$22,918	$2,188,623	$237,098	$22,918	—	$—
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	—	1,517,975	1,387,082	(130,893)	17,975	—	—
JPMorgan Floating Rate Income Fund, Select Class Shares	—	2,396,567	—	—	16,567	237,901	2,402,801
JPMorgan Prime Money Market Fund, Institutional Class Shares	2,304,267	15,811,938	8,324,205	—	1,656	9,792,000	9,792,000

Total	$4,428,136			$106,205	$59,116		$12,194,801

D. Loan Assignments — The Fund invests in loan assignments of all or a portion of the loans. When the Fund purchases a loan assignment the Fund has direct rights against the borrower on a loan when they purchase an assignment; provided, however, that the Fund’s right may be more limited

24	J.P. MORGAN FUNDS	OCTOBER 31, 2013

than the lender from which it acquired the assignment and the Fund maybe able to enforce its rights only through an administrative agent. As a result, the Fund assumes the credit risk of the Borrower (“Intermediate Participants”) and any other person interpositioned between the Fund and the Borrower. Although certain loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligator. In addition, loan assignments are vulnerable to market conditions such that economic conditions or events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid.

E. Unfunded Commitments — The Fund may enter into commitments to buy and sell investments including commitments to buy loan assignments to settle on future dates as part of their normal investment activities. Unfunded commitments may include revolving loan facilities which may obligate the Fund to provide cash to the borrower on demand. Unfunded commitments are generally traded and priced as part of a related loan assignment (Note 2.D.). The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unrealized appreciation (depreciation) from unfunded commitments is reported in the Statement of Assets and Liabilities. The Fund segregates security positions such that sufficient liquid assets will be available for the commitments on a future date. Credit risk exists on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. The Fund may receive an ongoing commitment fee based on the undrawn portion of the underlying of loan facility, which is recorded as a component of interest income on the Statement of Operations.

At October 31, 2013, the Fund had the following unfunded loan commitments which could be extended at the option of the borrower:

	Term	Maturity Date	Commitment Fee Rate	Rate if Funded	Principal Amount	Commitment
Security Description						Amount	Value
Altice Financing S.A	Term Loan	7/2/19	4.500%	5.500%	$507	$476	$510

F. Derivatives — The Fund uses instruments including futures, forward foreign currency exchange contracts and options in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. The Fund also uses derivatives to manage duration, sector and yield curve exposures and credit and spread volatility.

The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed their value, as recorded in the Statement of Assets and Liabilities.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

Notes F(1) — F(3) below describe the various derivatives used by the Fund.

(1). Options — The Fund purchases and sells (writes) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as unrealized appreciation or depreciation.

If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the security.

(2). Futures Contracts — The Fund uses treasury, index or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to the stock and bond markets. The Fund also uses futures to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation (depreciation) in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of the futures contract.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	25

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

(3). Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore uses forward foreign currency exchange contracts to hedge or manage these exposures. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(4). Summary of Derivatives Information — The following table presents the value of derivatives held as of October 31, 2013, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Derivative Contract	Statement of Assets and Liabilities Location
Gross Assets:		Options (a)	Futures Contracts (b)	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$308,700	$126,830	$—	$435,530
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	—	36,434	—	36,434
Foreign exchange contracts	Receivables	—	—	9,402	9,402

Total		$308,700	$163,264	$9,402	$481,366

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Appreciation	$—	$(26,752)	$—	$(26,752)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	—	(54,055)	—	(54,055)
Foreign exchange contracts	Payables	—	—	(15,225)	(15,225)

Total		$—	$(80,807)	$(15,225)	$(96,032)

(a)	The market value of options purchased is reported as Investments in non-affiliates, at value on the Statement of Assets and Liabilities.
(b)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statement of Operations for the year ended October 31, 2013, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$178,494	$742,273	$—	$920,767
Foreign exchange contracts	—	—	(127,372)	(127,372)
Interest rate contracts	—	(69,899)	—	(69,899)

Total	$178,494	$672,374	$(127,372)	$723,496

26	J.P. MORGAN FUNDS	OCTOBER 31, 2013

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$157,505	$(33,531)	$—	$123,974
Foreign exchange contracts	—	—	6,692	6,692
Interest rate contracts	—	185,815	—	185,815

Total	$157,505	$152,284	$6,692	$316,481

The Fund’s derivatives contracts held at October 31, 2013 are not accounted for as hedging instruments under GAAP.

Derivatives Volume

The table below discloses the volume of the Fund’s futures contracts, forward foreign currency exchange contracts and options activity during the year ended October 31, 2013. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Futures Contracts:
Average Notional Balance Long	$5,389,741
Average Notional Balance Short	1,832,919
Ending Notional Balance Long	5,667,592
Ending Notional Balance Short	4,226,877

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	225,421
Average Settlement Value Sold	3,126,199
Ending Settlement Value Purchased	275,909
Ending Settlement Value Sold	3,639,389

Exchange-Traded Options:
Average Number of Contracts Purchased	27
Ending Number of Contracts Purchased	46

G. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, purchases of foreign currency in certain countries that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign currency gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, and distributions of realized gains from the Underlying Funds are recorded on the ex-dividend date or when the Fund first learns of the dividend.

I. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

The Fund invests in Underlying Funds and, as a result, bears a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown in the Statement of Operations and are not included in the ratio to average net assets shown in the Financial Highlights.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	27

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

J. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of October 31, 2013, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

L. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$(305)	$(58,413)	$58,718

The reclassifications for the Fund relate primarily to investments in passive foreign investment companies (“PFICs”) and foreign currency gains or losses.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.60% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2013, the effective rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25%, 0.75% and 0.50% of the average daily net assets of Class A, Class C and Class R2 Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2013, the Distributor retained the following amounts:

Front-End Sales Charge	CDSC
$971	$—

28	J.P. MORGAN FUNDS	OCTOBER 31, 2013

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Select Class
0.25%	0.25%	0.25%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts, if any, are presented separately in the Statement of Operations.

Interest income, if any, earned on cash balances at the custodian, is included in Interest income from affiliates in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class R2	Select Class
1.05%	1.55%	1.30%	0.80%

The expense limitation agreement was in effect for the year ended October 31, 2013. The contractual expense limitation percentages in the table above are in place until at least February 28, 2014.

For the year ended October 31, 2013, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$134,756	$18,955	$56,148	$209,859	$132,606

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund.

There were no waivers resulting from investments in these money market funds for the year ended October 31, 2013.

The Underlying Funds may impose a separate advisory and a shareholder servicing fee. The Fund’s Adviser and/or Distributor have agreed to waive the Fund’s fees in the weighted average pro-rata amount of the advisory and shareholder servicing fees charged by the affiliated Underlying Funds. These waivers will be in addition to any waivers required to meet the Fund’s contractual expense limitations, but will not exceed the Fund’s advisory fee and/or shareholder servicing fees.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2013, the Fund and/or certain Underlying Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Fund may use related party broker-dealers. For the year ended October 31, 2013, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2013, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$21,663,708	$20,998,788	$230,162	$410,272

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at October 31, 2013 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$28,346,661	$1,719,369	$70,635	$1,648,734

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of PFICs and wash sale loss deferrals.

The tax character of distributions paid during the year ended October 31, 2013 was as follows:

Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$607,742	$—	$607,742

The tax character of distributions paid during the fiscal year ended October 31, 2012 was as follows:

Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$547,136	$—	$547,136

As of October 31, 2013, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$43,153	$740,581	$1,505,264
The cumulative timing differences primarily consists of mark to market of futures contracts, mark to market of options contracts, mark to market of PFICs, straddle loss deferrals and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized by the Fund are carried forward indefinitely, and retain their character as short-term and/or long-term losses.

During the year ended October 31, 2013, the Fund utilized capital loss carryforwards as follow:

Capital Loss Carryforward Utilized
Short-Term	Long-Term
$1,254,600	$141,732

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

30	J.P. MORGAN FUNDS	OCTOBER 31, 2013

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2013, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Fund, which collectively represent a significant portion of the Fund’s assets.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2013, a portion of the Fund’s net assets consist of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

Because of the Fund’s investments in the Underlying Funds, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to Underlying Funds’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities; equity securities; foreign and emerging markets securities; commodities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

The Fund may also invest in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below their net asset value (also known as a discount).

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as option contracts.

The Fund is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

As of October 31, 2013, the Fund had the following country allocations representing greater than 10% of total investments.

Germany	United States
10.5%	32.9%

8. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, “Balance Sheet: Disclosures about Offsetting Assets and Liabilities”. In January 2013, the FASB issued ASU 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”, which updated ASU 2011-11. The ASU creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives, repurchase agreements and securities lending transactions that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. This ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the Fund’s financial statement disclosures.

32	J.P. MORGAN FUNDS	OCTOBER 31, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Global Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Global Allocation Fund (a separate Fund of JPMorgan Trust I) (hereafter referred to as the “Fund”) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period May 31, 2011 (commencement of operations) through October 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2013

OCTOBER 31, 2013	J.P. MORGAN FUNDS	33

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	171	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (effective 7/1/13); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	171	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present); Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	171	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	171	Director, Center for Communication, Hearing and Deafness (1990-present).

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	171	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	171	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	171	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	171	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	171	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

34	J.P. MORGAN FUNDS	OCTOBER 31, 2013

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	171	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	171	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	171	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	171	Trustee, The Victory Portfolios (2000-2008).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of the Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (171 funds), including JPMorgan Mutual Fund Group which liquidated effective November 29, 2012 and is in the process of winding up its affairs.

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Fund’s investment adviser, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	35

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**

Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

36	J.P. MORGAN FUNDS	OCTOBER 31, 2013

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2013, and continued to hold your shares at the end of the reporting period, October 31, 2013.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Global Allocation Fund
Class A
Actual	$1,000.00	$1,035.80	$5.39	1.05%
Hypothetical	1,000.00	1,019.91	5.35	1.05
Class C
Actual	1,000.00	1,032.60	7.94	1.55
Hypothetical	1,000.00	1,017.39	7.88	1.55
Class R2
Actual	1,000.00	1,034.60	6.67	1.30
Hypothetical	1,000.00	1,018.65	6.61	1.30
Select Class
Actual	1,000.00	1,036.50	4.11	0.80
Hypothetical	1,000.00	1,021.17	4.08	0.80

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OCTOBER 31, 2013	J.P. MORGAN FUNDS	37

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2013, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the Fund and the other J.P. Morgan Funds in which the Fund invests (“Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 22, 2013.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Adviser on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Fund’s and the Underlying Funds’ performance compared to the performance of the Fund’s and the Underlying Funds’ peers and benchmarks and analyses by the Adviser of the Fund’s and the Underlying Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Fund’s and the Underlying Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Fund, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of certain J.P. Morgan Funds with greater than two years of performance history in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Adviser and with counsels to the

Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Fund and the Underlying Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund and the Underlying

38	J.P. MORGAN FUNDS	OCTOBER 31, 2013

Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund and the Underlying Funds.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund and the Underlying Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the J.P. Morgan Funds including the benefits received by the Adviser and its affiliates in connection with the Fund’s investments in the Underlying Funds.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Fund and/or Underlying Funds for providing administrative and shareholder services. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services for the Fund and/or Underlying Funds. The Board also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser and that the Fund benefits from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of the Fund. The Trustees also considered the complexity of investment management for the Fund relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for the one-year period. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain

OCTOBER 31, 2013	J.P. MORGAN FUNDS	39

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Fund’s performance was in the first quintile for both Class A and Select Class shares for the one-year period ended December 31, 2012. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the first quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contracts of the Underlying Funds in which the Fund invests.

40	J.P. MORGAN FUNDS	OCTOBER 31, 2013

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2013. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2013. The information necessary to complete your income tax returns for the calendar year ending December 31, 2013 will be provided under separate cover.

Dividends Received Deductions (DRD)

7.07% of ordinary income distributions were eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended October 31, 2013.

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2013, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The Fund hereby designates the following amount or the maximum allowable amount of $607,742 of ordinary income distributions treated as qualified dividends.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	41

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2013. All rights reserved. October 2013.	AN-GAL-1013

J.P. Morgan Specialty Funds

Annual Report

October 31, 2013

JPMorgan Growth Long/Short Fund

JPMorgan Multi-Cap Long/Short Fund

J.P. Morgan Funds

Annual Report

October 31, 2013

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

J. P. Morgan Funds

CEO’s Letter (Unaudited)

DECEMBER 4, 2013

Dear Shareholder:

Despite periods of heightened volatility, developed market equities, in aggregate, posted outstanding returns for the twelve months ended October 31, 2013. For much of the period, stocks were supported by solid corporate earnings and robust demand from investors looking to generate higher returns in the low interest rate environment. While it signaled a potential policy shift, the U.S. Federal Reserve (“Fed”) continued to pursue its highly accommodative policies in an attempt to lower unemployment and spur the economy. Many central banks overseas also maintained accommodative monetary policies aimed at stimulating their economies. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. Elsewhere, the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012.

Positive investor sentiment was interrupted several times during the reporting period, triggered by a number of factors including uncertainties regarding the U.S. “fiscal cliff” and sequestration, geopolitical issues, the Fed’s plans to begin “tapering” its asset purchase program, the partial federal government shutdown and the raising of the debt ceiling. Yet, market declines proved to be only temporary setbacks. All told, U.S. stocks rose sharply and achieved record highs on a number of occasions during the twelve months ended October 31, 2013. Overseas, developed international stocks also rallied sharply, while emerging market equities generated less robust returns given concerns regarding China’s economy and rising U.S. interest rates.

U.S. Treasury Yields Rise Sharply

Talk of Fed tapering negatively impacted the fixed income markets. U.S. Treasury security yields continued to be low from a historical perspective, but ended the period sharply higher than when the reporting period began. Still, U.S. Treasury yields fell from their reporting period peak in early September 2013 as the Fed chose to delay tapering its asset purchases. The yield for 10-year U.S. Treasury securities ended October 31, 2013 at 2.57%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.31% and 3.63%, respectively. Amid the rising interest rate environment, the overall U.S. fixed income market generated a negative return for the reporting period. High yield bonds (also known as “junk bonds”), in contrast, posted a solid gain, whereas emerging market debt securities declined.

Maintaining a Long-Term Perspective

While the global economy is far from robust, it is still on a growth path. Despite some recent mixed data, the expansion in the U.S. appears to be sustainable. In addition, Europe has finally emerged from its lengthy recession. Elsewhere, pro-growth initiatives in Japan have thus far yielded positive results. While growth in China has moderated, there have been some encouraging signs of late that its economy can avoid a “hard landing.”

We are encouraged by the stock market’s resiliency despite periods of elevated volatility. In addition, equity market correlations appear to be moderating, which could create a more favorable environment for active managers. Also, given the overall weakness in the bond market, valuations in a number of fixed income sectors have become more attractive.

As the market’s periodic gyrations have demonstrated, it is critically important to maintain a long-term focus for your investment portfolio. Furthermore, having a well- diversified investment portfolio that is allocated among a number of asset classes can potentially lessen the impact of market declines.

1

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

2

Market Overview

Twelve Months Ended October 31, 2013

The global financial market experienced periods of volatility during the reporting period. This volatility was triggered by a number of factors, including mixed economic data, geopolitical issues, expectations for future central bank monetary policies and, in the U.S., the impact of the fiscal cliff, sequestration and partial government shutdown. The U.S. equity market was highly resilient during the reporting period given overall robust investor demand, solid corporate profits and continued accommodative monetary policy. All told, the S&P 500 Index finished the reporting period with a 27.18% gain.

3

JPMorgan Growth Long/Short Fund

Fund Commentary

For the year ended October 31, 2013 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	18.54%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.09%
S&P 500 Index	27.18%

Net Assets as of 10/31/2013	$4,954,921

INVESTMENT OBJECTIVE**

The JPMorgan Growth Long/Short Fund (the “Fund”) seeks long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index for the twelve months ended October 31, 2013. The Fund’s stock selection was positive in all sectors, with holdings in the health care and consumer discretionary sectors adding the most value.

Relative to the S&P 500 Index, the Fund underperformed over the trailing twelve-month period ended October 31, 2013. By design, the portfolio does not have full equity market exposure as the use of derivatives lowers exposure. This lower exposure drove underperformance given the strength in the equity markets over the period.

Individual contributors to the Fund’s return included its positioning in biotechnology companies Biogen Idec, Inc., Gilead Sciences, Inc. and Regeneron Pharmaceuticals, Inc. Shares of Biogen Idec, Inc. traded higher as investors realized the market potential for Tecfidera, and the impact it could have on Biogen’s top-line growth. Shares of Gilead Sciences, Inc. rose as investors rewarded the company for its continued execution on its Hepatitis C franchise. Shares of Regeneron Pharmaceuticals, Inc. moved higher as the company was rewarded for strong execution in its Eylea franchise, a treatment for wet macular degeneration.

Individual detractors from the Fund’s performance included its positioning in Apple, Inc., Teradata Corp. and Express Scripts Holdings, Inc. Shares of Apple, Inc., a leading manufacturer of smartphones, tablets and high-end personal computers, lost market share to rival Samsung Electronics in the key smartphone category, fueling investor concerns about slowing sales growth. Shares of Teradata Corp., a data warehousing and enterprise analytics firm, struggled as competition in the data storage and retrieval space pressured margins. Shares of Express Scripts Holdings, Inc., which offers prescription benefits and disease- state management services, declined due to concerns regarding greater competition and increased government regulation of the pharmacy benefits management industry.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s portfolio managers used fundamental research to identify companies that they believed have the potential to achieve sustainable above-average growth. Growth companies purchased for the Fund included those that the Fund’s portfolio managers believed had large addressable markets, sustainable competitive advantages and positive earnings revisions. In addition, the Fund used a combination of futures contracts and exchange-traded funds (ETFs) to adjust the Fund’s equity market and sector exposure.

4

	TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Google, Inc., Class A	5.6%
2.	Biogen Idec, Inc.	5.3
3.	Kansas City Southern	5.2
4.	MasterCard, Inc., Class A	5.0
5.	Gilead Sciences, Inc.	4.7
6.	priceline.com, Inc.	4.0
7.	Amazon.com, Inc.	3.6
8.	Regeneron Pharmaceuticals, Inc.	3.5
9.	Alliance Data Systems Corp.	3.5
10.	Whole Foods Market, Inc.	3.3

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	E-mini S&P 500	100.0%

LONG PORTFOLIO COMPOSITION BY MARKET EXPOSURE***
Information Technology	24.5%
Consumer Discretionary	18.8
Health Care	15.1
Industrials	8.8
Financials	7.0
Consumer Staples	3.3
Materials	2.7
Energy	2.6
Short-Term Investment	17.2

SHORT PORTFOLIO COMPOSITION BY MARKET EXPOSURE****
Futures	100.0%

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total long investments as of October 31, 2013. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of October 31, 2013. The Fund’s portfolio composition is subject to change.

5

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2013 (Unaudited)

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/10
Without Sales Charge		18.23%	6.77%
With Sales Charge*		12.03	4.82
CLASS C SHARES	11/30/10
Without CDSC		17.69	6.24
With CDSC**		16.69	6.24
SELECT CLASS SHARES	11/30/10	18.54	7.03

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

6

The Fund commenced operations on November 30, 2010.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Growth Long/Short Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, the S&P 500 Index and the Lipper Alternative Long/Short Equity Funds Index from November 30, 2010 to October 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The performance of the Lipper Alternative Long/Short Equity Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Alternative Long/Short Equity Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Since the Fund’s inception, it has not experienced any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

7

JPMorgan Multi-Cap Long/Short Fund

Fund Commentary

For the year ended October 31, 2013 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	17.35%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.09%
S&P 500 Index	27.18%

Net Assets as of 10/31/2013	$4,608,306

INVESTMENT OBJECTIVE**

The JPMorgan Multi-Cap Long/Short Fund (the “Fund”) seeks long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index for the twelve months ended October 31, 2013. The Fund’s stock selection in the health care and producer durables sectors contributed to return, while holdings in the financial services and consumer staples sectors modestly detracted from return.

Relative to the S&P 500 Index, the Fund (Select Class Shares) underperformed over the trailing twelve-month period ended October 31, 2013. This underperformance was primarily due to the short positions in the Fund, which detracted due to the strength in the equity markets over the period.

Individual contributors to the Fund’s performance included its long positions in Aegerion Pharmaceuticals, Fluidigm Corp. and LinkedIn. Shares of biopharmaceutical company Aegerion Pharmaceuticals rallied sharply during the reporting period on better-than-expected earnings. Shares of Fluidigm Corp., a biotechnology tools company that creates microfluidic-based chips and instrumentation for biological research, moved higher as reported revenue and profit growth surpassed expectations. Shares of LinkedIn, a social networking website for people in professional occupations, rose on continued stronger-than-expected gains in revenues and earnings, and the emergence of new product areas that could further drive growth.

Individual detractors to the Fund’s performance included its positioning in Affymetrix, Inc., Imris, Inc. and Vocera Communications, Inc. The Fund maintained a short position in Affymetrix, Inc., which manufactures DNA microarrays. This was a negative for results as the company’s shares rallied as revenues and earnings exceeded expectations. The Fund was long Imris, Inc, a medical equipment company. Its shares fell sharply after the company lowered its forecast for fiscal 2013 sales growth due to delays in installations of its MRI systems. The Fund’s long position in Vocera Communications, Inc., a healthcare technology company, detracted from performance as the company’s shares fell on poor revenue and earnings news.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s portfolio managers used bottom-up fundamental research to construct a portfolio of long and short positions, researching companies to determine their underlying value and potential for future earnings growth. In addition, the Fund used a combination of futures contracts and exchange-traded funds (ETFs) to adjust the Fund’s equity market and sector exposure.

8

	TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Pall Corp.	4.5%
2.	Kirby Corp.	3.6
3.	Harley-Davidson, Inc.	3.4
4.	Fortune Brands Home & Security, Inc.	3.2
5.	GameStop Corp., Class A	3.2
6.	Adobe Systems, Inc.	3.1
7.	J.B. Hunt Transport Services, Inc.	2.9
8.	Novadaq Technologies, Inc.	2.6
9.	Carlisles Cos., Inc.	2.6
10.	Fluidigm Corp.	2.6

	TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	iShares Russell 2000 ETF	6.1%
2.	C.H. Robinson Worldwide, Inc.	5.4
3.	Equinix, Inc.	5.3
4.	Harsco Corp.	4.1
5.	Affymetrix, Inc.	3.6
6.	Deere & Co.	3.5
7.	Cabela’s, Inc.	3.4
8.	Fastenal Co.	3.2
9.	Titan International, Inc.	3.1
10.	Caterpillar, Inc.	3.0

LONG PORTFOLIO COMPOSITION BY MARKET EXPOSURE***
Health Care	23.9%
Industrials	22.9
Information Technology	11.7
Consumer Discretionary	10.6
Energy	5.2
Materials	2.3
Short-Term Investment	23.4

SHORT PORTFOLIO COMPOSITION BY MARKET EXPOSURE****
Health Care	27.8%
Industrials	24.2
Consumer Discretionary	17.6
Information Technology	14.2
Energy	6.8
Exchange Traded Fund	6.1
Consumer Staples	2.1
Financials	1.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total long investments as of October 31, 2013. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of October 31, 2013. The Fund’s portfolio composition is subject to change.

9

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2013 (Unaudited)

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/10
Without Sales Charge		17.09%	4.66%
With Sales Charge*		10.95	2.74
CLASS C SHARES	11/30/10
Without CDSC		16.49	4.13
With CDSC**		15.49	4.13
SELECT CLASS SHARES	11/30/10	17.35	4.91

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

10

The Fund commenced operations on November 30, 2010.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Multi-Cap Long/Short Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, the S&P 500 Index and the Lipper Alternative Long/Short Equity Funds Index from November 30, 2010 to October 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The performance of the Lipper Alternative Long/Short Equity Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Alternative Long/Short Equity Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Since the Fund’s inception, it has not experienced any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

11

JPMorgan Growth Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 95.3%

Common Stocks — 78.9%
	Consumer Discretionary — 17.9%
	Hotels, Restaurants & Leisure — 6.1%
2,110	Las Vegas Sands Corp.	148,164
1,870	Starbucks Corp.	151,564

		299,728

	Internet & Catalog Retail — 7.2%
460	Amazon.com, Inc. (a)	167,454
180	priceline.com, Inc. (a)	189,689

		357,143

	Specialty Retail — 2.6%
1,670	Home Depot, Inc. (The)	130,076

	Textiles, Apparel & Luxury Goods — 2.0%
1,299	Michael Kors Holdings Ltd., (Hong Kong) (a)	99,958

	Total Consumer Discretionary	886,905

	Consumer Staples — 3.1%
	Food & Staples Retailing — 3.1%
2,480	Whole Foods Market, Inc.	156,562

	Energy — 2.5%
	Oil, Gas & Consumable Fuels — 2.5%
3,470	Cabot Oil & Gas Corp.	122,560

	Financials — 6.7%
	Capital Markets — 5.1%
680	Goldman Sachs Group, Inc. (The)	109,385
5,170	TD Ameritrade Holding Corp.	140,934

		250,319

	Consumer Finance — 1.6%
1,180	Capital One Financial Corp.	81,031

	Total Financials	331,350

	Health Care — 14.4%
	Biotechnology — 12.9%
1,020	Biogen Idec, Inc. (a)	249,074
3,130	Gilead Sciences, Inc. (a)	222,199
580	Regeneron Pharmaceuticals, Inc. (a)	166,808

		638,081

	Health Care Providers & Services — 1.5%
1,185	Express Scripts Holding Co. (a)	74,086

	Total Health Care	712,167

	Industrials — 8.3%
	Aerospace & Defense — 1.2%
430	TransDigm Group, Inc.	62,526

	Machinery — 2.1%
1,500	Flowserve Corp.	104,205

SHARES	SECURITY DESCRIPTION	VALUE($)
	Road & Rail — 5.0%
2,030	Kansas City Southern	246,686

	Total Industrials	413,417

	Information Technology — 23.4%
	Internet Software & Services — 7.4%
1,380	Facebook, Inc., Class A (a)	69,359
255	Google, Inc., Class A (a)	262,798
150	LinkedIn Corp., Class A (a)	33,550

		365,707

	IT Services — 9.4%
690	Alliance Data Systems Corp. (a)	163,571
330	MasterCard, Inc., Class A	236,643
1,480	Teradata Corp. (a)	65,224

		465,438

	Semiconductors & Semiconductor Equipment — 4.0%
2,930	ARM Holdings plc, (United Kingdom), ADR	138,267
620	ASML Holding N.V., (Netherlands)	58,677

		196,944

	Software — 2.6%
2,440	Salesforce.com, Inc. (a)	130,198

	Total Information Technology	1,158,287

	Materials — 2.6%
	Chemicals — 2.6%
1,210	Monsanto Co.	126,905

	Total Common Stocks (Cost $2,394,155)	3,908,153

Short-Term Investment — 16.4%
	Investment Company — 16.4%
811,845	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $811,845)	811,845

	Total Investments — 95.3% (Cost $3,206,000)	4,719,998
	Other Assets in Excess of Liabilities — 4.7%	234,923

	NET ASSETS — 100.0%	$4,954,921

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

12

JPMorgan Growth Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

SHORT POSITIONS

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(22)	E-mini S&P 500	12/20/13	$(1,926,100)	$(36,729)

SEE NOTES TO FINANCIAL STATEMENTS.

13

JPMorgan Multi-Cap Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 99.9% (j)

Common Stocks — 76.5%
	Consumer Discretionary — 10.6%
	Automobiles — 3.4%
2,449	Harley-Davidson, Inc.	156,834

	Internet & Catalog Retail — 0.4%
500	Blue Nile, Inc. (a)	20,535

	Specialty Retail — 6.8%
1,240	Five Below, Inc. (a)	59,843
2,670	GameStop Corp., Class A	146,369
1,100	Penske Automotive Group, Inc.	43,582
1,640	Urban Outfitters, Inc. (a)	62,123

		311,917

	Total Consumer Discretionary	489,286

	Energy — 5.2%
	Energy Equipment & Services — 2.0%
790	Dril-Quip, Inc. (a)	92,762

	Oil, Gas & Consumable Fuels — 3.2%
1,626	Cabot Oil & Gas Corp.	57,430
810	Concho Resources, Inc. (a)	89,594

		147,024

	Total Energy	239,786

	Health Care — 23.9%
	Biotechnology — 3.5%
412	Aegerion Pharmaceuticals, Inc. (a)	34,122
2,590	AMAG Pharmaceuticals, Inc. (a)	69,878
5,312	Keryx Biopharmaceuticals, Inc. (a)	54,979

		158,979

	Health Care Equipment & Supplies — 8.3%
21,066	Imris, Inc., (Canada) (a)	32,231
7,323	Novadaq Technologies, Inc., (Canada) (a)	121,049
1,002	Sirona Dental Systems, Inc. (a)	72,394
6,500	Syneron Medical Ltd., (Israel) (a)	61,750
30,657	Unilife Corp. (a)	92,891

		380,315

	Health Care Providers & Services — 4.5%
1,179	Acadia Healthcare Co., Inc. (a)	51,121
2,538	Brookdale Senior Living, Inc. (a)	68,729
972	Humana, Inc.	89,570

		209,420

	Life Sciences Tools & Services — 4.3%
3,821	Bruker Corp. (a)	78,140
3,780	Fluidigm Corp. (a)	119,070

		197,210

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — 3.3%
5,230	Nektar Therapeutics (a)	49,738
985	Valeant Pharmaceuticals International, Inc. (a)	104,134

		153,872

	Total Health Care	1,099,796

	Industrials — 22.8%
	Airlines — 1.5%
1,380	Delta Air Lines, Inc.	36,404
790	Spirit Airlines, Inc. (a)	34,089

		70,493

	Building Products — 3.2%
3,387	Fortune Brands Home & Security, Inc.	145,912

	Construction & Engineering — 2.4%
1,501	Fluor Corp.	111,404

	Industrial Conglomerates — 2.6%
1,650	Carlisle Cos., Inc.	119,922

	Machinery — 4.5%
2,577	Pall Corp.	207,500

	Marine — 3.6%
1,850	Kirby Corp. (a)	163,706

	Road & Rail — 2.9%
1,790	J.B. Hunt Transport Services, Inc.	134,304

	Trading Companies & Distributors — 2.1%
1,574	HD Supply Holdings, Inc. (a)	31,779
864	MSC Industrial Direct Co., Inc., Class A	65,984

		97,763

	Total Industrials	1,051,004

	Information Technology — 11.7%
	Internet Software & Services — 3.9%
115	Google, Inc., Class A (a)	118,517
2,460	Pandora Media, Inc. (a)	61,820

		180,337

	Semiconductors & Semiconductor Equipment — 1.0%
990	ARM Holdings plc, (United Kingdom), ADR	46,718

	Software — 6.8%
2,593	Adobe Systems, Inc. (a)	140,541
1,190	Infoblox, Inc. (a)	52,896
471	NetSuite, Inc. (a)	47,514

SEE NOTES TO FINANCIAL STATEMENTS.

14

JPMorgan Multi-Cap Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Software — Continued
1,126	Splunk, Inc. (a)	70,611

		311,562

	Total Information Technology	538,616

	Materials — 2.3%
	Chemicals — 2.3%
570	Sherwin-Williams Co. (The)	107,160

	Total Common Stocks (Cost $2,857,256)	3,525,649

Short-Term Investment — 23.4%
	Investment Company — 23.4%
1,076,209	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $1,076,209)	1,076,209

	Total Investments — 99.9% (Cost $3,933,465)	4,601,858
	Other Assets in Excess of Liabilities — 0.1%	6,448

	NET ASSETS — 100.0%	$4,608,306

Short Positions — 42.5%

Common Stocks — 39.9%
	Consumer Discretionary — 7.5%
	Hotels, Restaurants & Leisure — 2.3%
460	Bally Technologies, Inc. (a)	33,644
1,480	BJ’s Restaurants, Inc. (a)	40,049
1,350	Pinnacle Entertainment, Inc. (a)	31,590

		105,283

	Internet & Catalog Retail — 0.4%
2,270	Groupon, Inc. (a)	20,725

	Media — 0.8%
1,070	DreamWorks Animation SKG, Inc., Class A (a)	36,637

	Multiline Retail — 0.7%
550	Sears Holdings Corp. (a)	31,944

	Specialty Retail — 2.1%
1,110	Cabela’s, Inc. (a)	65,845
1,910	hhgregg, Inc. (a)	29,624

		95,469

SHARES	SECURITY DESCRIPTION	VALUE($)
	Textiles, Apparel & Luxury Goods — 1.2%
1,070	Coach, Inc.	54,228

	Total Consumer Discretionary	344,286

	Consumer Staples — 0.9%
	Food & Staples Retailing — 0.9%
1,250	Sysco Corp.	40,425

	Energy — 2.9%
	Energy Equipment & Services — 0.9%
730	Cameron International Corp. (a)	40,048

	Oil, Gas & Consumable Fuels — 2.0%
1,792	Bill Barrett Corp. (a)	49,585
2,601	Comstock Resources, Inc.	44,503

		94,088

	Total Energy	134,136

	Financials — 0.5%
	Insurance — 0.5%
549	eHealth, Inc. (a)	23,398

	Health Care — 11.8%
	Biotechnology — 4.9%
742	Agios Pharmaceuticals, Inc. (a)	17,185
570	Alnylam Pharmaceuticals, Inc. (a)	32,838
784	Bluebird Bio, Inc. (a)	16,660
1,046	Foundation Medicine, Inc. (a)	33,346
1,426	Genomic Health, Inc. (a)	42,666
1,480	Isis Pharmaceuticals, Inc. (a)	49,239
1,320	Myriad Genetics, Inc. (a)	32,182

		224,116

	Health Care Equipment & Supplies — 2.9%
1,593	ABIOMED, Inc. (a)	38,200
450	HeartWare International, Inc. (a)	32,652
1,332	Quidel Corp. (a)	32,901
508	St. Jude Medical, Inc.	29,154

		132,907

	Health Care Providers & Services — 0.7%
395	Universal Health Services, Inc., Class B	31,821

	Life Sciences Tools & Services — 2.3%
9,951	Affymetrix, Inc. (a)	70,354
1,659	QIAGEN N.V., (Netherlands) (a)	38,422

		108,776

	Pharmaceuticals — 1.0%
1,136	Hospira, Inc. (a)	46,031

	Total Health Care	543,651

SEE NOTES TO FINANCIAL STATEMENTS.

15

JPMorgan Multi-Cap Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Industrials — 10.3%
	Air Freight & Logistics — 2.3%
1,752	C.H. Robinson Worldwide, Inc.	104,665

	Machinery — 6.6%
710	Caterpillar, Inc.	59,185
840	Deere & Co.	68,746
2,865	Harsco Corp.	79,876
823	Kennametal, Inc.	37,858
4,190	Titan International, Inc.	60,755

		306,420

	Trading Companies & Distributors — 1.4%
1,260	Fastenal Co.	62,748

	Total Industrials	473,833

	Information Technology — 6.0%
	Internet Software & Services — 2.7%
2,450	Bazaarvoice, Inc. (a)	22,981
636	Equinix, Inc. (a)	102,701

		125,682

	IT Services — 1.2%
320	International Business Machines Corp.	57,347

	Software — 2.1%
2,240	Jive Software, Inc. (a)	24,394
1,410	Oracle Corp.	47,235
670	SolarWinds, Inc. (a)	24,247

		95,876

	Total Information Technology	278,905

	Total Common Stocks (Proceeds $1,775,331)	1,838,634

Exchange Traded Fund — 2.6%
	U.S. Equity — 2.6%
1,099	iShares Russell 2000 ETF (Proceeds $106,403)	120,044

	Total Short Positions (Proceeds $1,881,734)	$1,958,678

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

16

JPMorgan Specialty Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013

ADR	—	American Depositary Receipt
ETF	—	Exchange Traded Fund
(a)	—	Non-income producing security.
(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(j)	—	All or a portion of these securities are segregated for short sales.
(l)	—	The rate shown is the current yield as of October 31, 2013.
(m)	—	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

17

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2013

	Growth Long/Short Fund	Multi-Cap Long/Short Fund
ASSETS:
Investments in non-affiliates, at value	$3,908,153	$3,525,649
Investments in affiliates, at value	811,845	1,076,209

Total investment securities, at value	4,719,998	4,601,858
Deposits at broker for futures contracts	200,000	—
Deposits at broker for securities sold short	—	1,972,730
Receivables:
Investment securities sold	120,637	29,143
Dividends from non-affiliates	198	709
Dividends from affiliates	16	20
Variation margin on futures contracts	10,560	—
Due from Adviser	2,934	1,849
Prepaid expenses	15,945	16,876

.Total Assets	5,070,288	6,623,185

LIABILITIES:
Payables:
Securities sold short, at value	—	1,958,678
Dividend expense to non-affiliates on securities sold short	—	1,489
Investment securities purchased	60,227	—
Accrued liabilities:
Distribution fees	51	48
Custodian and accounting fees	6,469	7,148
Audit fees	43,905	43,484
Other	4,715	4,032

Total Liabilities	115,367	2,014,879

Net Assets	$4,954,921	$4,608,306

SEE NOTES TO FINANCIAL STATEMENTS.

18

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2013

	Growth Long/Short Fund	Multi-Cap Long/Short Fund
NET ASSETS :
Paid-in-Capital	$3,888,887	$3,839,714
Accumulated undistributed (distributions in excess of) net investment income	(35,905)	(55,908)
Accumulated net realized gains (losses)	(375,330)	233,051
Net unrealized appreciation (depreciation)	1,477,269	591,449

Total Net Assets	$4,954,921	$4,608,306

Net Assets:
Class A	$60,527	$57,084
Class C	59,650	56,257
Select Class	4,834,744	4,494,965

Total	$4,954,921	$4,608,306

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,333	3,333
Class C	3,333	3,333
Select Class	264,323	260,573

Net asset value (a):
Class A - Redemption price per share	$18.16	$17.13
Class C - Offering price per share (b)	17.90	16.88
Select Class - Offering and redemption price per share	18.29	17.25
Class A maximum sales charge	5.25%	5.25%
[net asset value per share/(100% – maximum sales charge)]	$19.17	$18.08

Cost of investments in non-affiliates	$2,394,155	$2,857,256
Cost of investments in affiliates	811,845	1,076,209
Proceeds from securities sold short	—	1,881,734

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

19

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2013

	Growth Long/Short Fund	Multi-Cap Long/Short Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$39,054	$32,728
Dividend income from affiliates	224	306

Total investment income	39,278	33,034

EXPENSES:
Investment advisory fees	66,854	63,399
Administration fees	3,762	3,568
Distribution fees:
Class A	136	131
Class C	404	388
Shareholder servicing fees:
Class A	136	131
Class C	135	130
Select Class	10,871	10,305
Custodian and accounting fees	25,794	29,100
Professional fees	67,108	65,716
Trustees’ and Chief Compliance Officer’s fees	25	21
Printing and mailing costs	1,530	—
Registration and filing fees	35,520	35,328
Transfer agent fees	4,812	4,778
Other	3,813	4,604
Dividend expense to non-affiliates on securities sold short	—	18,948
Interest expense to non-affiliates on securities sold short	—	9,310

Total expenses	220,900	245,857

Less amounts waived	(81,758)	(77,533)
Less expense reimbursements	(62,834)	(67,694)

Net expenses	76,308	100,630

Net investment income (loss)	(37,030)	(67,596)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	464,844	647,851
Futures	(383,482)	(71,596)
Securities sold short	—	(178,678)

Net realized gains (losses)	81,362	397,577

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	842,987	541,629
Futures	(112,976)	(17,444)
Securities sold short	—	(173,529)

Change in net unrealized appreciation/depreciation	730,011	350,656

Net realized/unrealized gains (losses)	811,373	748,233

Change in net assets resulting from operations	$774,343	$680,637

SEE NOTES TO FINANCIAL STATEMENTS.

20

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Growth Long/Short Fund		Multi-Cap Long/Short Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/2013	10/31/2012	10/31/2013	10/31/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(37,030)	$(50,801)	$(67,596)	$(70,156)
Net realized gain (loss)	81,362	(346,187)	397,577	(95,497)
Change in net unrealized appreciation/depreciation	730,011	575,495	350,656	5,849

Change in net assets resulting from operations	774,343	178,507	680,637	(159,804)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	—	(1,000,000)	—	(1,000,000)

NET ASSETS:
Change in net assets	774,343	(821,493)	680,637	(1,159,804)
Beginning of period	4,180,578	5,002,071	3,927,669	5,087,473

End of period	$4,954,921	$4,180,578	$4,608,306	$3,927,669

Accumulated net investment income (loss)	$(35,905)	$(41,925)	$(55,908)	$(58,629)

SEE NOTES TO FINANCIAL STATEMENTS.

21

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Growth Long/Short Fund		Multi-Cap Long/Short Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/2013	10/31/2012	10/31/2013	10/31/2012
CAPITAL TRANSACTIONS:
Select Class
Cost of shares redeemed	$—	$(1,000,000)	$—	$(1,000,000)

Change in net assets resulting from Select Class capital transactions	$—	$(1,000,000)	$—	$(1,000,000)

Total change in net assets resulting from capital transactions	$—	$(1,000,000)	$—	$(1,000,000)

SHARE TRANSACTIONS:
Select Class
Redeemed	—	(62,344)	—	(66,094)

Change in Select Class Shares	—	(62,344)	—	(66,094)

SEE NOTES TO FINANCIAL STATEMENTS.

22

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance					Ratios/Supplemental data
		Investment operations						Ratios to average net assets (a)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)
Growth Long/Short Fund
Class A
Year Ended October 31, 2013	$15.36	$(0.17) (f)	$2.97	$2.80	$18.16	18.23%	$60,527	1.95%	(1.07)%	5.19%	39%
Year Ended October 31, 2012	14.97	(0.20) (f)(g)	0.59	0.39	15.36	2.61	51,190	1.95	(1.31) (g)	5.36	107
November 30, 2010 (h) through October 31, 2011	15.00	(0.21)	0.18	(0.03)	14.97	(0.20)	49,911	1.95 (i)	(1.51) (i)	5.71 (i)	75
Class C
Year Ended October 31, 2013	15.21	(0.25) (f)	2.94	2.69	17.90	17.69	59,650	2.45	(1.57)	5.69	39
Year Ended October 31, 2012	14.90	(0.28) (f)(g)	0.59	0.31	15.21	2.08	50,701	2.45	(1.81) (g)	5.86	107
November 30, 2010 (h) through October 31, 2011	15.00	(0.28)	0.18	(0.10)	14.90	(0.67)	49,682	2.45(i)	(2.01) (i)	6.20 (i)	75
Select Class
Year Ended October 31, 2013	15.43	(0.13) (f)	2.99	2.86	18.29	18.54	4,834,744	1.70	(0.82)	4.94	39
Year Ended October 31, 2012	15.01	(0.17) (f)(g)	0.59	0.42	15.43	2.80	4,078,687	1.70	(1.09) (g)	5.11	107
November 30, 2010 (h) through October 31, 2011	15.00	(0.18)	0.19	0.01	15.01	0.07	4,902,478	1.70 (i)	(1.26) (i)	5.45 (i)	75

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01%, unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.23), $(0.31) and $(0.20) for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (1.51)%, (2.01)% and (1.28)% for Class A, Class C and Select Class Shares, respectively.
(h)	Commencement of operations.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

23

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance						Ratios/Supplemental data
		Investment operations							Ratios to average net assets (a)
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (including dividend and interest expense for securities sold short) (d)(e)		Net investment income (loss) (d)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)	Portfolio turnover rate (excluding short sales) (b)(f)	Portfolio turnover rate (including short sales) (b)(f)
Multi-Cap Long/Short Fund
Class A
Year Ended October 31, 2013	$14.63	$(0.29	) (g)	$2.79	$2.50	$17.13	17.09%	$57,084	2.62%		(1.84)%		6.05%	126%	196%
Year Ended October 31, 2012	15.23	(0.27	) (g)	(0.33)	(0.60)	14.63	(3.94)	48,768	2.52		(1.82)		6.11	143	237
November 30, 2010 (h) through October 31, 2011	15.00	(0.24)		0.47	0.23	15.23	1.53	50,763	2.35	(i)	(1.72	) (i)	6.15	129	235
Class C
Year Ended October 31, 2013	14.49	(0.36	) (g)	2.75	2.39	16.88	16.49	56,257	3.12		(2.34)		6.55	126	196
Year Ended October 31, 2012	15.16	(0.34	) (g)	(0.33)	(0.67)	14.49	(4.42)	48,303	3.02		(2.32)		6.61	143	237
November 30, 2010 (h) through October 31, 2011	15.00	(0.31)		0.47	0.16	15.16	1.07	50,530	2.85	(i)	(2.22	) (i)	6.64	129	235
Select Class
Year Ended October 31, 2013	14.70	(0.25	) (g)	2.80	2.55	17.25	17.35	4,494,965	2.37		(1.59)		5.80	126	196
Year Ended October 31, 2012	15.26	(0.23	) (g)	(0.33)	(0.56)	14.70	(3.67)	3,830,598	2.27		(1.55)		5.85	143	237
November 30, 2010 (h) through October 31, 2011	15.00	(0.21)		0.47	0.26	15.26	1.73	4,986,180	2.10	(i)	(1.47	) (i)	5.90	129	235

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01%, unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for short sales) for Class A are 1.95% and 5.38% for the year ended October 31, 2013, 1.95% and 5.54% for the year ended October 31, 2012 and 1.95% and 5.75% for the period ended October 31, 2011; for Class C are 2.45% and 5.88% for the year ended October 31, 2013, 2.45% and 6.04% for the year ended October 31, 2012 and 2.45% and 6.24% for the period ended October 31, 2011; for Select Class are 1.70% and 5.13% for the year ended October 31, 2013, 1.70% and 5.28% for the year ended October 31, 2012 and 1.70% and 5.50% for the period ended October 31, 2011.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding. (h) Commencement of operations.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2011.

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NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Growth Long/Short Fund	Class A, Class C and Select Class	Non-Diversified
Multi-Cap Long/Short Fund	Class A, Class C and Select Class	Non-Diversified

The investment objective of Growth Long/Short Fund and Multi-Cap Long/Short Fund is to seek long-term capital appreciation.

Currently, the Funds are not offered for public investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

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The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

Growth Long/Short Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,719,998	$—	$—	$4,719,998
Depreciation in Other Financial Instruments
Futures Contracts	$(36,729)	$—	$—	$(36,729)

Multi-Cap Long/Short Fund
Total Investments in Securities (a)	$4,601,858	$—	$—	$4,601,858
Total Liabilities in Securities Sold Short (a)	$(1,958,678)	$—	$—	$(1,958,678)

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended October 31, 2013.

B. Futures Contracts — The Funds use index futures contracts to actively manage the long and short equity exposures in the portfolios. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation (depreciation) in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

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The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the year ended October 31, 2013:

	Growth Long/Short Fund	Multi-Cap Long/Short Fund
Futures Contracts:
Average Notional Balance Short	$2,096,219	$594,446	(a)
Ending Notional Balance Short	1,926,100	—

(a)	Average for the period October 1, 2012 through April 30, 2013.

C. Short Sales — The Multi-Cap Long/Short Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOI. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net income or fee is reported as interest income or interest expense, respectively, on securities sold short in the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as change in net unrealized appreciation (depreciation) on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.

As of October 31, 2013, the Fund had outstanding short sales as listed on its SOI.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, less dividend expense on securities sold short, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment

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companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of October 31, 2013, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated undistributed(distributions in excess of) net investment income	Accumulated net realized gains (losses)
Growth Long/Short Fund	$(43,050)	$43,050	$—
Multi-Cap Long/Short Fund	(80,381)	70,317	10,064

The reclassifications for the Funds relate primarily to net operating losses and non-taxable dividends.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 1.50% of each Fund’s respective average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2013, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C
Growth Long/Short Fund	0.25%	0.75%
Multi-Cap Long/Short Fund	0.25	0.75

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In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2013, the Distributor did not retain any front-end sales charges or CDSC.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Select Class
Growth Long/Short Fund	0.25%	0.25%	0.25%
Multi-Cap Long/Short Fund	0.25	0.25	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Select Class
Growth Long/Short Fund	1.95%	2.45%	1.70%
Multi-Cap Long/Short Fund	1.95	2.45	1.70

The expense limitation agreements were in effect for the year ended October 31, 2013. The contractual expense limitation percentages in the table above are in place until at least February 28, 2014.

For the year ended October 31, 2013, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Growth Long/Short Fund	$66,854	$3,762	$11,142	$81,758	$62,834
Multi-Cap Long/Short Fund	63,399	3,568	10,566	77,533	67,694

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund to the extent that the total waivers do not exceed the total fees charged by the Advisor, the Administrator or shareholder servicing agent. A portion of the waiver is voluntary.

There were no waivers resulting from investments in these money market funds for the year ended October 31, 2013.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

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The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2013, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended October 31, 2013, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2013, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Growth Long/Short Fund	$1,555,833	$2,676,110	$—	$—
Multi-Cap Long/Short Fund	4,558,229	4,711,140	3,193,066	2,546,588

During the year ended October 31, 2013, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at October 31, 2013 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Long/Short Fund	$3,206,211	$1,521,505	$7,718	$1,513,787
Multi-Cap Long/Short Fund	3,936,380	717,051	51,573	665,478

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals and non-taxable dividends.

There were no distributions paid during the fiscal years ended October 31, 2013 and 2012.

As of October 31, 2013, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Growth Long/Short Fund	$—	$(411,849)	$1,513,787
Multi-Cap Long/Short Fund	—	243,308	581,193

For the Funds, the cumulative timing differences primarily consist of mark to market of futures contracts, late year ordinary loss deferrals, non-taxable dividends and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

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As of October 31, 2013 the following Fund had post-enactment net capital loss carryforwards:

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Growth Long/Short Fund	$161,009	$—

As of October 31, 2013, the following Fund had pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

	2019	Total
Growth Long/Short Fund	$250,840	$250,840

During the year ended October 31, 2013, the following Fund utilized capital loss carryforwards as follows:

		Post-Enactment Capital Loss Carryforwards Utilized
	Pre-Enactment Capital Loss Carryforwards Utilized	Short-Term	Long-Term	Total Capital Loss Carryforwards Utilized
Multi-Cap Long/Short Fund	$109,466	$28,151	$—	$137,617

Late year ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended October 31, 2013, the Funds deferred to November 1, 2013 late year ordinary losses of:

Late Year Ordinary Loss
Growth Long/Short Fund	$35,878
Multi-Cap Long/Short Fund	55,876

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

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The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2013, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The Funds’ shares are currently held by the Adviser.

As of October 31, 2013, the Multi-Cap Long/Short Fund pledged assets to BNP Paribas for securities sold short. Deposits at broker for securities sold short, as noted on the Statements of Assets and Liabilities, are held at BNP Paribas.

8. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11,

“Balance Sheet: Disclosures about Offsetting Assets and Liabilities”. In January 2013, the FASB issued ASU 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”, which updated ASU 2011-11. The ASU creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives, repurchase agreements and securities lending transactions that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. This ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the Funds’ financial statement disclosures.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Growth Long/Short Fund and JPMorgan Multi-Cap Long/Short Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Growth Long/Short Fund and JPMorgan Multi-Cap Long/Short Fund (each a separate Fund of JPMorgan Trust I) (hereafter referred to as the “Funds”) at October 31, 2013, the results of each of their operations for the year then ended, the changes of each in their net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period November 30, 2010 (commencement of operations) through October 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2013

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TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	171	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (effective 7/1/13); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	171	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present); Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President – Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	171	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	171	Director, Center for Communication, Hearing and Deafness (1990-present).

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	171	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	171	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	171	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	171	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.)	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	171	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth- Hitchcock Medical Center (2013-present); Trustee, Dartmouth- Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

34

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	171	Member, Board of Governors, Columbus Citizens Foundation (not-for - profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	171	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	171	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	171	Trustee, The Victory Portfolios (2000-2008).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of the Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.
(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (171 funds), including JPMorgan Mutual Fund Group which liquidated effective November 29, 2012 and is in the process of winding up its affairs.
*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment adviser, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with subadvisers to certain J.P. Morgan Funds.
**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.
***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

35

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**	Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)	Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*	Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.
**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

36

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2013, and continued to hold your shares at the end of the reporting period, October 31, 2013.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2013	Ending Account Value, October 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Growth Long/Short Fund
Class A
Actual	$1,000.00	$1,129.40	$10.47	1.95%
Hypothetical	1,000.00	1,015.38	9.91	1.95

Class C
Actual	1,000.00	1,126.50	13.13	2.45
Hypothetical	1,000.00	1,012.85	12.43	2.45

Select Class
Actual	1,000.00	1,130.40	9.13	1.70
Hypothetical	1,000.00	1,016.64	8.64	1.70

37

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, May 1, 2013	Ending Account Value, October 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Multi-Cap Long/Short Fund
Class A
Actual	$1,000.00	$1,104.40	$14.11	2.66%
Hypothetical	1,000.00	1,011.80	13.49	2.66

Class C
Actual	1,000.00	1,101.80	16.74	3.16
Hypothetical	1,000.00	1,009.28	16.00	3.16

Select Class
Actual	1,000.00	1,105.80	12.79	2.41
Hypothetical	1,000.00	1,013.06	12.23	2.41

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

38

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2013, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 22, 2013.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Adviser on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information includes the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Adviser and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

39

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the period at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds.

40

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services. The Board also reviewed the adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the adviser.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Funds benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for the one-year period. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the independent consultant and also considered the special analysis prepared by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Growth Long/Short Fund’s performance was in the third quintile for Class A shares and in the second quintile for Select Class shares for the one-year period ended December 31, 2012, and that the independent consultant indicated that the Fund’s overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

41

The Trustees noted that the Multi-Cap Long/Short Fund’s performance was in the fourth quintile for both Class A and Select Class shares for the one-year period ended December 31, 2012, and that the independent consultant indicated that the Fund’s overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund (“Universe Group”). The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Growth Long/Short Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the third and fourth quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Multi-Cap Long/Short Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the third and fourth quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

42

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• transaction history and account transactions

• checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For marketing purposes – to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are

Who is providing this notice?	J.P. Morgan Funds

What we do

How does J.P. Morgan Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.

How does J.P. Morgan Funds collect my personal information?	We collect your personal information, for example, when you:
• open an account or provide contact information
• give us your account information or pay us by check
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates and other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

• J.P. Morgan Funds does not share with our affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

• J.P. Morgan Funds does not share with nonaffiliates so they can market to you.

Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

• J.P. organ Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan International

Equity Funds

Annual Report

October 31, 2013

JPMorgan Global Unconstrained Equity Fund

J.P. Morgan International Equity Funds

Annual Report

October 31, 2013

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

J.P. Morgan International Equity Funds

CEO’S LETTER

December 4, 2013 (Unaudited)

Dear Shareholder:

Despite periods of heightened volatility, developed market equities, in aggregate, posted outstanding returns for the twelve months ended October 31, 2013. For much of the period, stocks were supported by solid corporate earnings and robust demand from investors looking to generate higher returns in the low interest rate environment. While it signaled a potential policy shift, the U.S. Federal Reserve (“Fed”) continued to pursue its highly accommodative policies in an attempt to lower unemployment and spur the economy. Many central banks overseas also maintained accommodative monetary policies aimed at stimulating their economies. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. Elsewhere, the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012.

Positive investor sentiment was interrupted several times during the reporting period, triggered by a number of factors including uncertainties regarding the U.S. “fiscal cliff” and sequestration, geopolitical issues, the Fed’s plans to begin “tapering” its asset purchase program, the partial federal government shutdown and the raising of the debt ceiling. Yet, market declines proved to be only temporary setbacks. All told, U.S. stocks rose sharply and achieved record highs on a number of occasions during the twelve months ended October 31, 2013. Overseas, developed international stocks also rallied sharply, while emerging market equities generated less robust returns given concerns regarding China’s economy and rising U.S. interest rates.

U.S. Treasury Yields Rise Sharply

Talk of Fed tapering negatively impacted the fixed income markets. U.S. Treasury security yields continued to be low from a historical perspective, but ended the period sharply higher than when the reporting period began. Still, U.S. Treasury yields fell from their reporting period peak in early September 2013 as the Fed chose to delay tapering its asset purchases. The yield for 10-year U.S. Treasury securities ended October 31, 2013 at 2.57%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.31% and 3.63%, respectively. Amid the rising interest rate environment, the overall U.S. fixed income market generated a negative return for the reporting period. High yield bonds, in contrast, posted a solid gain, whereas emerging market debt securities declined.

Maintaining a Long-Term Perspective

While the global economy is far from robust, it is still on a growth path. Despite some recent mixed data, the expansion in the U.S. appears to be sustainable. In addition, Europe has finally emerged from its lengthy recession. Elsewhere, pro-growth initiatives in Japan have thus far yielded positive results. While growth in China has moderated, there have been some encouraging signs of late that its economy can avoid a “hard landing.”

We are encouraged by the stock market’s resiliency despite periods of elevated volatility. In addition, equity market correlations appear to be moderating, which could create a more favorable environment for active managers. Also, given the overall weakness in the bond market, valuations in a number of fixed income sectors have become more attractive.

As the market’s periodic gyrations have demonstrated, it is critically important to maintain a long-term focus for your investment portfolio. Furthermore, having a well- diversified investment portfolio that is allocated among a number of asset classes can potentially lessen the impact of market declines.

1

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

2

JPMorgan Global Unconstrained Equity Fund

Fund Commentary

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	25.10%
Morgan Stanley Capital International (“MSCI”) All Country World Index (net of foreign withholding taxes)	23.29%

Net Assets as of 10/31/2013	$4,191,913

INVESTMENT OBJECTIVE**

The JPMorgan Global Unconstrained Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

HOW DID THE MARKET PERFORM?

The global financial market experienced periods of volatility during the reporting period. This volatility was triggered by a number of factors, including mixed economic data, geopolitical issues, expectations for future central bank monetary policies and, in the U.S., the impact of the fiscal cliff, sequestration and partial government shutdown. The global equity market was highly resilient during the reporting period amid generally robust investor demand. In the U.S., the S&P 500 Index finished the reporting period with a 27.18% gain. Overseas, the MSCI Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes) returned 26.88%. Elsewhere, the MSCI Emerging Markets Index (net of foreign withholding taxes) returned 6.53% for the twelve months ended October 31, 2013.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the MSCI All Country World Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2013. Security selection and underweights relative to the Benchmark in emerging markets and North America contributed to relative return. The Fund’s underweight position versus the Benchmark in Japan, in particular its lack of exposure to Japanese companies that cater to domestic Japanese demand, was a major detractor from relative performance. From a sector perspective, the Fund’s security selection in the financials and information technology sectors contributed to relative performance. The Fund’s security selection in the health care and consumer discretionary sectors detracted from relative performance.

Individual contributors to the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Hewlett-Packard Co., Baidu, Inc. and AXA S.A. Shares of Hewlett-Packard Co., a provider of computer hardware and software products, rose sharply during the reporting period as the company continued to restructure, cut costs and return cash to shareholders. Shares of Baidu, Inc., the operator of China’s most popular internet search engine, performed strongly, particularly in the second half of the reporting period as online ad spending increased. Shares of AXA S.A., a French insurance company, rallied as Europe’s economy stabilized and began to show signs of strength. The prospect of higher interest rates in the U.S. also helped to boost the stock.

Individual detractors from the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Teva Pharmaceutical Industries Ltd. and Komatsu Ltd. Shares of Teva Pharmaceutical Industries Ltd., the world’s largest generic drug company, struggled amid increasing competition and analyst downgrades. Shares of Komatsu Ltd., a Japanese manufacturer of construction equipment, fell as slumping demand for mining equipment overshadowed economic improvements in the U.S., Japan and China. Also detracting from relative performance was the Fund’s positioning in Apple, Inc. Shares of Apple, Inc., a leading manufacturer of smartphones, tablets and high-end personal computers, struggled as the company lost market share to rival Samsung Electronics in the key smartphone category, fueling investor concerns about slowing sales growth.

HOW WAS THE FUND POSITIONED?

The Fund primarily invested in equity securities of global (U.S. and foreign) companies and was generally unconstrained by any particular capitalization, style or sector. The Fund invested in companies across capitalization sizes, sectors and geographic locations, including emerging markets.

3

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1. Citigroup, Inc. (United States)	3.1%
2. Sanofi (France)	3.0
3. Google, Inc., Class A (United States)	3.0
4. Teva Pharmaceutical Industries Ltd., ADR (Israel)	2.9
5. Barclays plc (United Kingdom)	2.9
6. Novartis AG (Switzerland)	2.7
7. Royal Dutch Shell plc, Class B (Netherlands)	2.6
8. Baxter International, Inc. (United States)	2.6
9. Bayer AG (Germany)	2.6
10. Industrial & Commercial Bank of China Ltd., Class H (China)	2.5

SUMMARY OF INVESTMENTS BY COUNTRY***
United States	42.0%
United Kingdom	12 .1
Switzerland	8.8
France	8.1
China	6.7
Germany	5.3
Israel	2.9
Japan	2.7
Netherlands	2.6
Belgium	1.7
Hong Kong	1.3
South Korea	1.2
Canada	1.2
India	1.0
Others (each less than 1.0%)	0.6
Short-Term Investment	1.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2013. The Fund’s portfolio composition is subject to change.

4

JPMorgan Global Unconstrained Equity Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2013

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/11
Without Sales Charge		24.74%	18.77%
With Sales Charge*		18.17	15.48
CLASS C SHARES	11/30/11
Without CDSC		24.08	18.17
With CDSC**		23.08	18.17
CLASS R2 SHARES	11/30/11	24.45	18.47
CLASS R5 SHARES	11/30/11	25.35	19.32
CLASS R6 SHARES	11/30/11	25.40	19.38
SELECT CLASS SHARES	11/30/11	25.10	19.07

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

5

The Fund commenced operations on November 30, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Unconstrained Equity Fund and the MSCI All Country World Index from November 30, 2011 to October 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI All Country World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Since the Fund’s inception, it has not experienced any shareholder activity. If shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6

JPMorgan Global Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 94.9%
	Belgium — 1.6%
666	Anheuser-Busch InBev N.V. (m)	69,040
	Canada — 1.1%
1,299	Suncor Energy, Inc. (m)	47,206
	China — 6.6%
340	Baidu, Inc., ADR (a) (m)	54,706
50,503	China Merchants Bank Co., Ltd., Class H (m)	100,420
148,000	Industrial & Commercial Bank of China Ltd., Class H (m)	103,752
4,000	Sinopharm Group Co., Ltd., Class H (m)	10,835
218	WuXi PharmaTech Cayman, Inc., ADR (a) (m)	6,376

		276,089

	France — 7.9%
3,664	AXA S.A. (m)	91,290
456	Renault S.A. (m)	39,786
1,170	Sanofi (m)	124,749
410	Schneider Electric S.A. (m)	34,501
397	Technip S.A. (m)	41,581

		331,907

	Germany — 3.6%
850	Bayer AG (m)	105,444
905	Deutsche Bank AG (m)	43,738

		149,182

	Hong Kong — 1.3%
370,000	Emperor Watch & Jewellery Ltd. (m)	29,618
41,000	New World Department Store China Ltd. (m)	23,744

		53,362

	India — 1.0%
1,149	ICICI Bank Ltd., ADR (m)	42,881

	Indonesia — 0.6%
36,000	Bank Rakyat Indonesia Persero Tbk PT (m)	25,266

	Israel — 2.9%
3,260	Teva Pharmaceutical Industries Ltd., ADR (m)	120,914

	Japan — 2.6%
3,300	Komatsu Ltd. (m)	72,403
700	Nitto Denko Corp. (m)	36,709

		109,112

SHARES	SECURITY DESCRIPTION	VALUE($)
	Netherlands — 2.6%
3,135	Royal Dutch Shell plc, Class B (m)	108,534

	South Korea — 1.2%
35	Samsung Electronics Co., Ltd. (m)	48,267

	Switzerland — 8.7%
450	ACE Ltd. (m)	42,948
823	Cie Financiere Richemont S.A. (m)	84,151
11,711	Glencore Xstrata plc (a) (m)	63,734
884	Nestle S.A. (m)	63,811
1,415	Novartis AG (m)	109,836

		364,480

	United Kingdom — 11.9%
28,022	Barclays plc (m)	117,901
3,593	BG Group plc (m)	73,296
8,019	Premier Oil plc (m)	44,620
3,248	Prudential plc (m)	66,424
3,462	Standard Chartered plc (m)	83,123
1,609	Unilever plc (m)	65,247
13,537	Vodafone Group plc (m)	49,583

		500,194

	United States — 41.3%
1,028	Allergan, Inc. (m)	93,147
825	Anadarko Petroleum Corp. (m)	78,614
930	Apache Corp. (m)	82,584
1,603	Baxter International, Inc. (m)	105,590
3,210	Broadcom Corp., Class A (m)	85,771
869	Capital One Financial Corp. (m)	59,674
2,349	Cisco Systems, Inc. (m)	52,852
2,658	Citigroup, Inc. (m)	129,657
944	Comcast Corp., Class A (m)	44,916
3,218	EMC Corp. (m)	77,457
1,009	Fluor Corp. (m)	74,888
1,290	Freeport-McMoRan Copper & Gold, Inc. (m)	47,420
118	Google, Inc., Class A (a) (m)	121,608
1,298	Hartford Financial Services Group, Inc. (m)	43,743
943	Johnson & Johnson (m)	87,331
833	MetLife, Inc. (m)	39,409
2,896	Microsoft Corp. (m)	102,374
936	Norfolk Southern Corp. (m)	80,515
1,426	Pfizer, Inc. (m)	43,750
917	QUALCOMM, Inc. (m)	63,704
3,224	Teradyne, Inc. (a) (m)	56,388

SEE NOTES TO FINANCIAL STATEMENTS.

7

JPMorgan Global Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	United States — Continued
980	Time Warner, Inc. (m)	67,365
411	United Technologies Corp. (m)	43,669
712	UnitedHealth Group, Inc. (m)	48,601

		1,731,027

	Total Common Stocks (Cost $3,356,131)	3,977,461

Preferred Stock — 1.6%
	Germany — 1.6%
271	Volkswagen AG (m) (Cost $46,496)	68,728

Short-Term Investment — 1.8%
	Investment Company — 1.8%
75,037	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $75,037)	75,037

	Total Investments — 98.3% (Cost $3,477,664)	4,121,226
	Other Assets in Excess of Liabilities — 1.7%	70,687

	NET ASSETS — 100.0%	$4,191,913

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR	—	American Depositary Receipt
(a)	—	Non-income producing security.
(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	—	The rate shown is the current yield as of October 31, 2013.
(m)	—	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in the notes to financial statements are $2,000,131 and 48.5%, respectively.

Summary of Investments by Industry, October 31, 2013

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Pharmaceuticals	16.6%
Commercial Banks	11.5
Oil, Gas & Consumable Fuels	10.6
Insurance	6.9
Semiconductors & Semiconductor Equipment	4.6
Internet Software & Services	4.3
Diversified Financial Services	3.1
Food Products	3.1
Communications Equipment	2.8
Media	2.7
Metals & Mining	2.7
Automobiles	2.6
Health Care Equipment & Supplies	2.6
Software	2.5
Textiles, Apparel & Luxury Goods	2.0
Road & Rail	2.0
Computers & Peripherals	1.9
Construction & Engineering	1.8
Machinery	1.8
Beverages	1.7
Consumer Finance	1.4
Health Care Providers & Services	1.4
Wireless Telecommunication Services	1.2
Capital Markets	1.1
Aerospace & Defense	1.1
Energy Equipment & Services	1.0
Others (each less than 1.0%)	3.2
Short-Term Investment	1.8

SEE NOTES TO FINANCIAL STATEMENTS.

8

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2013

Global Unconstrained Equity Fund
ASSETS:
Investments in non-affiliates, at value	$4,046,189
Investments in affiliates, at value	75,037

Total investment securities, at value	4,121,226
Cash	119,410
Foreign currency, at value	424
Receivables:
Investment securities sold	105,815
Dividends from non-affiliates	2,337
Dividends from affiliates	1
Tax reclaims	3,980
Due from Adviser	8,279

Total Assets	4,361,472

LIABILITIES:
Payables:
Investment securities purchased	101,836
Accrued liabilities:
Shareholder servicing fees	852
Distribution fees	87
Custodian and accounting fees	13,615
Trustees’ and Chief Compliance Officer’s fees	2
Audit Fees	47,424
Other	5,743

Total Liabilities	169,559

Net Assets	$4,191,913

SEE NOTES TO FINANCIAL STATEMENTS.

9

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2013 (continued)

Global Unconstrained Equity Fund
NET ASSETS :
Paid-in-Capital	$3,135,662
Accumulated undistributed net investment income	45,489
Accumulated net realized gains (losses)	367,088
Net unrealized appreciation (depreciation)	643,674

Total Net Assets	$4,191,913

Net Assets:
Class A	$69,554
Class C	68,891
Class R2	69,221
Class R5	70,157
Class R6	70,224
Select Class	3,843,866

Total	$4,191,913

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,459
Class C	3,444
Class R2	3,451
Class R5	3,475
Class R6	3,477
Select Class	190,743
Net Asset Value (a):
Class A - Redemption price per share	$20.11
Class C - Offering price per share (b)	20.01
Class R2 - Offering and redemption price per share	20.06
Class R5 - Offering and redemption price per share	20.19
Class R6 - Offering and redemption price per share	20.20
Select Class - Offering and redemption price per share	20.15
Class A maximum sales charge	5.25%
[net asset value per share/(100% – maximum sales charge)]	$21.22

Cost of investments in non-affiliates	$3,402,627
Cost of investments in affiliates	75,037
Cost of foreign currency	424

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

10

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2013

Global Unconstrained Equity Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$108,449
Dividend income from affiliates	26
Foreign taxes withheld	(6,635)

Total investment income	101,840

EXPENSES:
Investment advisory fees	29,930
Administration fees	3,158
Distribution fees:
Class A	155
Class C	463
Class R2	310
Shareholder servicing fees:
Class A	155
Class C	154
Class R2	155
Class R5	31
Select Class	8,576
Custodian and accounting fees	54,616
Professional fees	71,104
Trustees’ and Chief Compliance Officer’s fees	43
Printing and mailing costs	5,525
Registration and filing fees	25
Transfer agent fees	9,862
Offering costs	2,409
Other	4,900

Total expenses	191,571

Less amounts waived	(33,088)
Less expense reimbursements	(116,681)

Net expenses	41,802

Net investment income (loss)	60,038

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	376,406
Foreign currency transactions	(59)

Net realized gains (losses)	376,347

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	401,898
Foreign currency translations	166

Change in net unrealized appreciation/depreciation	402,064

Net realized/unrealized gains (losses)	778,411

Change in net assets resulting from operations	838,449

SEE NOTES TO FINANCIAL STATEMENTS.

11

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Global Unconstrained Equity Fund
	Year Ended 10/31/2013	Period Ended 10/31/2012(a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$60,038	$40,473
Net realized gain (loss)	376,347	71,381
Change in net unrealized appreciation/depreciation	402,064	241,610

Change in net assets resulting from operations	838,449	353,464

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(767)	(7)
From net realized gains	(1,353)	—
Class C
From net investment income	(498)	—
From net realized gains	(1,353)	—
Class R2
From net investment income	(633)	—
From net realized gains	(1,353)	—
Class R5
From net investment income	(1,010)	(26)
From net realized gains	(1,354)	—
Class R6
From net investment income	(1,037)	(28)
From net realized gains	(1,354)	—
Select Class
From net investment income	(49,609)	(963)
From net realized gains	(74,443)	—

Total distributions to shareholders	(134,764)	(1,024)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	134,764	3,001,024

NET ASSETS:
Change in net assets	838,449	3,353,464
Beginning of period	3,353,464	—

End of period	$4,191,913	$3,353,464

Accumulated undistributed net investment income	$45,489	$35,383

(a)	Commencement of operations was November 30, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

12

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	Global Unconstrained Equity Fund
	Year Ended 10/31/2013	Period Ended 10/31/2012 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$50,000
Distributions reinvested	2,120	7

Change in net assets resulting from Class A capital transactions	$2,120	$50,007

Class C
Proceeds from shares issued	$—	$50,000
Distributions reinvested	1,851	—

Change in net assets resulting from Class C capital transactions	$1,851	$50,000

Class R2
Proceeds from shares issued	$—	$50,000
Distributions reinvested	1,986	—

Change in net assets resulting from Class R2 capital transactions	$1,986	$50,000

Class R5
Proceeds from shares issued	$—	$50,000
Distributions reinvested	2,364	26

Change in net assets resulting from Class R5 capital transactions	$2,364	$50,026

Class R6
Proceeds from shares issued	$—	$50,000
Distributions reinvested	2,391	28

Change in net assets resulting from Class R6 capital transactions	$2,391	$50,028

Select Class
Proceeds from shares issued	$—	$2,750,000
Distributions reinvested	124,052	963

Change in net assets resulting from Select Class capital transactions	$124,052	$2,750,963

Total change in net assets resulting from capital transactions	$134,764	$3,001,024

(a)	Commencement of operations was November 30, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

13

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	Global Unconstrained Equity Fund
	Year Ended 10/31/2013	Period Ended 10/31/2012 (a)
SHARE TRANSACTIONS:
Class A
Issued	—	3,334
Reinvested	125	—	(b)

Change in Class A Shares	125	3,334

Class C
Issued	—	3,333
Reinvested	111	—

Change in Class C Shares	111	3,333

Class R2
Issued	—	3,333
Reinvested	118	—

Change in Class R2 Shares	118	3,333

Class R5
Issued	—	3,333
Reinvested	140	2

Change in Class R5 Shares	140	3,335

Class R6
Issued	—	3,333
Reinvested	142	2

Change in Class R6 Shares	142	3,335

Select Class
Issued	—	183,334
Reinvested	7,344	65

Change in Select Class Shares	7,344	183,399

(a)	Commencement of operations was November 30, 2011.
(b)	Amount rounds to less than 1 share.

SEE NOTES TO FINANCIAL STATEMENTS.

14

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance							Ratios/Supplemental data
		Investment operations			Distributions						Ratios to average net assets (a)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)(e)	Net investment income (loss) (e)	Expenses without waivers and reimburse- ments (e)	Portfolio turnover rate (b)(f)
Global Unconstrained Equity Fund
Class A
Year Ended October 31, 2013	$16.73	$0.24	$3.77	$4.01	$(0.22)	$(0.41)	$(0.63)	$20.11	24.74%	$69,554	1.35%	1.37%	5.36%	71%
November 30, 2011 (g) through October 31, 2012	15.00	0.17	1.56	1.73	— (h)	—	— (h)	16.73	11.55	55,771	1.35	1.14	6.89	49
Class C
Year Ended October 31, 2013	16.65	0.16	3.76	3.92	(0.15)	(0.41)	(0.56)	20.01	24.16	68,891	1.85	0.87	5.85	71%
November 30, 2011 (g) through October 31, 2012	15.00	0.09	1.56	1.65	—	—	—	16.65	11.00	55,516	1.85	0.65	7.38	49
Class R2
Year Ended October 31, 2013	16.69	0.20	3.77	3.97	(0.19)	(0.41)	(0.60)	20.06	24.45	69,221	1.60	1.12	5.60	71%
November 30, 2011 (g) through October 31, 2012	15.00	0.13	1.56	1.69	—	—	—	16.69	11.27	55,644	1.60	0.90	7.14	49
Class R5
Year Ended October 31, 2013	16.79	0.32	3.79	4.11	(0.30)	(0.41)	(0.71)	20.19	25.29	70,157	0.90	1.82	4.89	71%
November 30, 2011 (g) through October 31, 2012	15.00	0.23	1.57	1.80	(0.01)	—	(0.01)	16.79	11.99	56,003	0.90	1.60	6.45	49
Class R6
Year Ended October 31, 2013	16.80	0.33	3.78	4.11	(0.30)	(0.41)	(0.71)	20.20	25.33	70,224	0.85	1.87	4.85	71%
November 30, 2011 (g) through October 31, 2012	15.00	0.24	1.57	1.81	(0.01)	—	(0.01)	16.80	12.06	56,029	0.85	1.65	6.40	49
Select Class
Year Ended October 31, 2013	16.76	0.29	3.77	4.06	(0.26)	(0.41)	(0.67)	20.15	25.04	3,843,866	1.10	1.62	5.10	71%
November 30, 2011 (g) through October 31, 2012	15.00	0.20	1.57	1.77	(0.01)	—	(0.01)	16.76	11.77	3,074,501	1.10	1.40	6.64	49

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% or unless otherwise noted.
(e)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2012 and October 31, 2013.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Commencement of operations.
(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

15

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

Fund	Classes Offered	Diversified/Non- Diversified
Global Unconstrained Equity Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified

The investment objective of the Fund is to seek to provide long-term capital appreciation.

The Fund commenced operations on November 30, 2011. Currently, the Fund is not offered for public investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Fund’s securities. JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”) and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Fund’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Fund’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated

16

future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset values.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by country as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Belgium	$—	$69,040	$—	$69,040
Canada	47,206	—	—	47,206
China	61,082	215,007	—	276,089
France	—	331,907	—	331,907
Germany	—	149,182	—	149,182
Hong Kong	23,744	29,618	—	53,362
India	42,881	—	—	42,881
Indonesia	—	25,266	—	25,266
Israel	120,914	—	—	120,914
Japan	—	109,112	—	109,112
Netherlands	—	108,534	—	108,534
South Korea	—	48,267	—	48,267
Switzerland	42,948	321,532	—	364,480
United Kingdom	—	500,194	—	500,194
United States	1,731,027	—	—	1,731,027

Total Common Stocks	2,069,802	1,907,659	—	3,977,461

Preferred Stock
Germany	—	68,728	—	68,728

Total Preferred Stock	—	68,728	—	68,728

Short-Term Investment
Investment Company	75,037	—	—	75,037

Total Investments in Securities	$2,144,839	$1,976,387	$—	$4,121,226

There were no transfers among any levels during the year ended October 31, 2013.

17

B. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign currency gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

C. Offering and Organizational Costs — Total offering costs of $29,397 paid in connection with the offering of shares of the Fund were amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time the Fund commenced operations and are included as part of Professional fees in the Statement of Operations. For one year ended October 31, 2013, total offering costs paid were:

Offering Costs
Global Unconstrained Equity Fund	$2,409

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

F. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of October 31, 2013, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

G. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchase/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

H. Distributions to Shareholders — Distributions from net investment income are generally declared and paid annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

18

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed net investment income	Accumulated net realized gains (losses)
$ —	$3,622	$(3,622)

The reclassifications for the Fund relate primarily to investments in passive foreign investment companies.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.80% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2013, the effective rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25%, 0.75% and 0.50% of the average daily net assets of Class A, Class B and Class R2 Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2013, the Distributor did not retain front-end sales charges or CDSC.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R5	Select Class
0.25%	0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

19

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Interest income, if any, earned on cash balances at the custodian, is included in Interest income from affiliates in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R5	Class R6	Select Class
1.35%	1.85%	1.60%	0.90%	0.85%	1.10%

The expense limitation agreement was in effect for the year ended October 31, 2013. The contractual expense limitation percentages in the table above are in place until at least February 28, 2014.

For the year ended October 31, 2013, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Total	Contractual Reimbursements
$29,930	$3,158	$33,088	$116,681

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund.

There were no waivers resulting from investments in these money market funds for the year ended October 31, 2013.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2013, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Fund may use related party broker-dealers. For the year ended October 31, 2013, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

20

4. Investment Transactions

During the year ended October 31, 2013, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$2,645,127	$2,560,506

During the year ended October 31, 2013, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at October 31, 2013 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$3,482,085	$695,541	$56,400	$639,141

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended October 31, 2013 was as follows:

Ordinary Income	Total Distributions Paid
$134,764	$134,764

The tax character of distributions paid during the fiscal period ended October 31, 2012 was as follows:

Ordinary Income (a)	Total Distributions Paid (a)
$1,024	$1,024

(a)	The Fund commenced operations on November 30, 2011.

As of October 31, 2013, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover	Unrealized Appreciation (Depreciation)
$139,160	$277,853	$639,253

The cumulative timing differences primarily consist of wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of October 31, 2013, the Fund did not have any net capital loss carryforwards.

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying

21

upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2013, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund’s shares are currently held by the Adviser.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2013, a significant portion of the Fund’s net assets consisted of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

As of October 31, 2013, the Fund invested 42.0% of its total investments in issuers in the United States.

8. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, “Balance Sheet: Disclosures about Offsetting Assets and Liabilities”. In January 2013, the FASB issued ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” which updated ASU 2011-11. The ASU creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives, repurchase agreements and securities lending transactions that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. This ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the Fund’s financial statement disclosures.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Global Unconstrained Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Global Unconstrained Equity Fund (a separate Fund of JPMorgan Trust I) (hereafter referred to as the “Fund”) at October 31, 2013, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period November 30, 2011 (commencement of operations) through October 31, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2013

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TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	171	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (effective 7/1/13); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	171	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present); Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President – Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	171	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	171	Director, Center for Communication, Hearing and Deafness (1990-present).

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	171	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	171	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	171	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	171	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	171

Trustee, American University in Cairo

(1999-present); Chairman, Dartmouth- Hitchcock Medical Center

(2013-present); Trustee, Dartmouth- Hitchcock Medical Center

(2011-present); Trustee, American Schools of Oriental Research

(2011-present); Trustee, Carleton College (2002-2010).

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Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	171	Member, Board of Governors, Columbus Citizens Foundation (not-for- profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	171	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	171	None

Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	171	Trustee, The Victory Portfolios (2000-2008).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of the Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.
(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (171 funds), including JPMorgan Mutual Fund Group which liquidated effective November 29, 2012 and is in the process of winding up its affairs.
*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Fund’s investment adviser, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with subadvisers to certain J.P. Morgan Funds.
**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.
***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

25

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**	Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)	Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*	Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.
**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

26

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2013, and continued to hold your shares at the end of the reporting period, October 31, 2013.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2013	Ending Account Value, October 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Global Unconstrained Equity Fund
Class A
Actual	$1,000.00	$1,120.30	$7.21	1.35%
Hypothetical	1,000.00	1,018.40	6.87	1.35
Class C
Actual	1,000.00	1,170.90	9.88	1.85
Hypothetical	1,000.00	1,015.88	9.40	1.85
Class R2
Actual	1,000.00	1,118.80	8.54	1.60
Hypothetical	1,000.00	1,017.14	8.13	1.60
Class R5
Actual	1,000.00	1,122.90	4.82	0.90
Hypothetical	1,000.00	1,020.67	4.58	0.90
Class R6
Actual	1,000.00	1,122.80	4.55	0.85
Hypothetical	1,000.00	1,020.92	4.33	0.85
Select Class
Actual	1,000.00	1,121.30	5.88	1.10
Hypothetical	1,000.00	1,019.66	5.60	1.10

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

27

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2013, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 22, 2013.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Adviser on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information includes the Fund’s performance compared to the performance of the Fund’s peers and benchmarks and analyses by the Adviser of the Fund’s performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Fund’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Fund, expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of certain J.P. Morgan Funds with greater than two years of performance history in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Adviser and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Fund and its shareholders.

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The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to

29

financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services. The Board considered that the Adviser does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for the Fund. The Board also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Fund benefits from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of the Fund. The Trustees also considered the complexity of investment management for the Fund relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees reviewed the Fund’s performance against its benchmark index and considered the performance information provided for the Fund at regular Board meetings by the Adviser. The performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance are summarized below:

The Trustees noted the performance of the Fund since its inception on November 30, 2011 as compared with that of its benchmark index. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund (“Universe Group”). The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed

30

information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

31

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2013. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2013. The information necessary to complete your income tax returns for the calendar year ending December 31, 2013 will be provided under separate cover.

Dividends Received Deductions (DRD)

The Fund hereby designates 17.39% or the maximum allowable percentage as ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended October 31, 2013.

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2013, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The Fund hereby designates $134,764 or the maximum allowable amount of ordinary income distributions as qualified dividends.

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Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•   Social Security number and account balances

•   transaction history and account transactions

•   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?

For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For marketing purposes – to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

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Who we are

Who is providing this notice?	J.P. Morgan Funds

What we do

How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.

How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

•     open an account or provide contact information

•     give us your account information or pay us by check

•     make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•     sharing for affiliates’ everyday business purposes – information about your creditworthiness

•     affiliates from using your information to market to you

•     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • J.P. Morgan Funds does not share with our affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • J.P. Morgan Funds does not share with nonaffiliates so they can market to you.

Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • J.P. Morgan Funds doesn’t jointly market.

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2013. All rights reserved. October 2013.

Annual Report

J.P. Morgan Funds

October 31, 2013

JPMorgan Income Builder Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

DECEMBER 4, 2013 (Unaudited)

Dear Shareholder:

Despite periods of heightened volatility, developed market equities, in aggregate, posted outstanding returns for the twelve months ended October 31, 2013. For much of the period, stocks were supported by solid corporate earnings and robust demand from investors looking to generate higher returns in the low interest rate environment. While it signaled a potential policy shift, the U.S. Federal Reserve (“Fed”) continued to pursue its highly accommodative policies in an attempt to lower unemployment and spur the economy. Many central banks overseas also maintained accommodative monetary policies aimed at stimulating their economies. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. Elsewhere, the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012.

“As the market’s periodic gyrations have demonstrated, it is critically important to maintain a long-term focus for your investment portfolio.”

Positive investor sentiment was interrupted several times during the reporting period, triggered by a number of factors including uncertainties regarding the U.S. “fiscal cliff” and sequestration, geopolitical issues, the Fed’s plans to begin “tapering” its asset purchase program, the partial federal government shutdown and the raising of the debt ceiling. Yet, market declines proved to be only temporary setbacks. All told, U.S. stocks rose sharply and achieved record highs on a number of occasions during the twelve months ended October 31, 2013. Overseas, developed international stocks also rallied sharply, while emerging market equities generated less robust returns given concerns regarding China’s economy and rising U.S. interest rates.

U.S. Treasury Yields Rise Sharply

Talk of Fed tapering negatively impacted the fixed income markets. U.S. Treasury security yields continued to be low from a historical perspective, but ended the period sharply higher than when the reporting period began. Still, U.S. Treasury yields fell from their reporting period peak in early September

2013 as the Fed chose to delay tapering its asset purchases. The yield for 10-year U.S. Treasury securities ended October 31, 2013 at 2.57%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.31% and 3.63%, respectively. Amid the rising interest rate environment, the overall U.S. fixed income market generated a negative return for the reporting period. High yield bonds (also known as “junk bonds”), in contrast, posted a solid gain, whereas emerging market debt securities declined.

Maintaining a Long-Term Perspective

While the global economy is far from robust, it is still on a growth path. Despite some recent mixed data, the expansion in the U.S. appears to be sustainable. In addition, Europe has finally emerged from its lengthy recession. Elsewhere, pro-growth initiatives in Japan have thus far yielded positive results. While growth in China has moderated, there have been some encouraging signs of late that its economy can avoid a “hard landing.”

We are encouraged by the stock market’s resiliency despite periods of elevated volatility. In addition, equity market correlations appear to be moderating, which could create a more favorable environment for active managers. Also, given the overall weakness in the bond market, valuations in a number of fixed income sectors have become more attractive.

As the market’s periodic gyrations have demonstrated, it is critically important to maintain a long-term focus for your investment portfolio. Furthermore, having a well- diversified investment portfolio that is allocated among a number of asset classes can potentially lessen the impact of market declines.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

OCTOBER 31, 2013	J.P. MORGAN FUNDS	1

JPMorgan Income Builder Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	11.34%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)	25.77%
Barclays U.S. Aggregate Index	-1.08%
Income Builder Composite Benchmark	14.39%

Net Assets as of 10/31/2013 (In Thousands)	$8,286,045

INVESTMENT OBJECTIVE**

The JPMorgan Income Builder Fund (the “Fund”) seeks to maximize income while maintaining prospects for capital appreciation.

HOW DID THE MARKET PERFORM?

The global financial markets experienced periods of volatility during the reporting period. This volatility was triggered by a number of factors, including mixed economic data, geopolitical issues, expectations for future central bank monetary policies and, in the U.S., the impact of the fiscal cliff, sequestration and partial government shutdown. The global equity market was highly resilient during the reporting period amid generally robust investor demand. In the U.S., the S&P 500 Index finished the reporting period with a 27.18% gain. Elsewhere, the MSCI World Index (net of foreign withholding taxes) returned 25.77%. The MSCI Emerging Markets Index (net of foreign withholding taxes) returned 6.53% for the twelve months ended October 31, 2013. U.S. fixed income securities, as measured by the Barclays U.S. Aggregate Index, posted a -1.08% return and substantially underperformed global equities for the reporting period. One of the few bright spots in the fixed income market was high yield bonds (also known as junk bonds). The asset class was supported by overall strong demand and continued low default rates.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended October 31, 2013, the Fund (Class A Shares, without a sales charge) returned 11.34%, underperforming the Income Builder Composite Benchmark (the “Composite Benchmark”), which is comprised of 60% MSCI World Index (net of foreign withholding taxes) and 40% Barclays U.S. Aggregate Index. For the twelve months ended October 31, 2013, the Fund outperformed the Barclays U.S. Aggregate Index. The Fund’s allocation to equity securities, which substantially outperformed fixed income securities, contributed to the Fund’s performance relative to the Barclays U.S. Aggregate Index, which only contains fixed income securities. Over the same period, the Fund underperformed the MSCI World Index. The Fund’s allocation to fixed income securities detracted from its performance relative to the MSCI World Index, which only contains equity securities.

Among equities, the Fund had a larger exposure to international developed equities than did the Composite Benchmark, and had exposure to emerging market equities, which are not in the Composite Benchmark. As international developed and emerging market equities underperformed U.S. equities during the reporting period, the Fund’s positioning in these sectors detracted from its relative performance. The Fund’s allocations to preferred equities and emerging market debt, neither of which are in the Composite Benchmark, underperformed global developed equities and, therefore, detracted from relative performance.

The Fund’s allocation to high yield bonds and non-agency residential mortgage-backed securities contributed to its performance versus the Composite Benchmark. Better-than-expected housing data helped the Fund’s mortgage allocation, and strong corporate balance sheets and investors’ increasing appetite for risk benefited high yield bonds.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers positioned the Fund to tactically pursue income. They continued to maintain a positive view on global developed market equities in general. Internationally, the Fund was invested in globally-oriented companies with yields that, despite near-term volatility, the portfolio managers believed should prove resilient in a low interest rate environment. Although the Fund’s exposure to high yield bonds was reduced in favor of equities, the portfolio managers continued to believe that high yield remains an important part of a globally diversified portfolio. The portfolio managers believed that the global desire for yield and the low expectation for defaults provided a solid backdrop for outperformance for high yield versus other fixed income asset classes.

2	J.P. MORGAN FUNDS	OCTOBER 31, 2013

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp., (United States) (Common Stock)	0.9%
2.	Johnson & Johnson, (United States) (Common Stock)	0.8
3.	ConocoPhillips, (United States) (Common Stock)	0.8
4.	Australia & New Zealand Banking Group Ltd., (Australia) (Common Stock)	0.8
5.	Vodafone Group plc, (United Kingdom) (Common Stock)	0.8
6.	Swiss Re AG, (Switzerland) (Common Stock)	0.8
7.	Royal Dutch Shell plc, (Netherlands), Class A (Common Stock)	0.7
8.	Eni S.p.A., (Italy) (Common Stock)	0.7
9.	Time Warner, Inc., (United States) (Common Stock)	0.7
10.	Unibail-Rodamco SE, (France) (Common Stock)	0.7

PORTFOLIO COMPOSITION BY COUNTRY***
United States	59.2%
United Kingdom	5.0
France	3.9
Australia	2.7
Japan	2.7
Germany	1.8
Brazil	1.8
Switzerland	1.7
Canada	1.6
China	1.5
Luxembourg	1.3
Netherlands	1.3
Singapore	1.2
Taiwan	1.2
South Africa	1.1
Sweden	1.1
Italy	1.0
Hong Kong	1.0
Others (each less than 1.0%)	8.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2013. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	3

JPMorgan Income Builder Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	5/31/07
Without Sales Charge		11.34%	14.16%	5.99%
With Sales Charge*		6.30	13.09	5.23
CLASS C SHARES	5/31/07
Without CDSC		10.84	13.59	5.47
With CDSC**		9.84	13.59	5.47
SELECT CLASS SHARES	5/31/07	11.47	14.35	6.18

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/31/07 TO 10/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 31, 2007.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Income Builder Fund, the MSCI World Index, the Barclays U.S. Aggregate Index, the Income Builder Composite Benchmark and the Lipper Global Flexible Portfolio Funds Index from May 31, 2007 to October 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI World Index, the Barclays U.S. Aggregate Index and the Income Builder Composite Benchmark do not reflect the deduction of expenses or a sales charge associated with a mutual fund and have been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The MSCI World Index assumes the dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper Global Flexible Portfolio Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Income Builder Composite Benchmark is a composite benchmark comprised of unmanaged indexes that includes 60% MSCI World Index and 40% Barclays U.S. Aggregate Index. The Lipper Global Flexible Portfolio Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

From the inception of the Fund through December 18, 2009, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted. Class A Shares have a $1,000 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	OCTOBER 31, 2013

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — 5.0%
	United States — 5.0%
	ABFC Trust,
1,867	Series 2005-WF1, Class M1, VAR, 0.530%, 11/25/34	1,579
3,068	Series 2004-OPT3, Class M1, VAR, 0.920%, 09/25/33	2,945
439	Series 2003-OPT1, Class A1A, VAR, 0.990%, 04/25/33	409
1,535	Series 2004-HE1, Class M1, VAR, 1.070%, 03/25/34	1,407
3,288	Accredited Mortgage Loan Trust, Series 2004-4, Class M1, VAR, 0.750%, 01/25/35	3,026
	ACE Securities Corp. Home Equity Loan Trust,
6,548	Series 2003-OP1, Class M1, VAR, 1.220%, 12/25/33	6,137
2,060	Series 2003-FM1, Class M1, VAR, 1.460%, 11/25/32	1,798
2,285	Series 2004-OP1, Class M2, VAR, 1.745%, 04/25/34	2,068
	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates,
547	Series 2004-R3, Class A1B, VAR, 0.520%, 05/25/34	536
10,487	Series 2004-R1, Class M1, VAR, 0.965%, 02/25/34	9,413
926	Series 2004-R1, Class M2, VAR, 1.040%, 02/25/34	810
565	Series 2004-R8, Class M1, VAR, 1.130%, 09/25/34	546
2,065	Series 2003-13, Class M1, VAR, 1.190%, 01/25/34	1,870
2,061	Argent Securities, Inc., Series 2003-W5, Class M2, VAR, 2.945%, 10/25/33	1,925
	Argent Securities, Inc. Asset-Backed Pass-Through Certificates,
3,743	Series 2004-W6, Class M1, VAR, 0.720%, 05/25/34	3,653
2,290	Series 2004-W7, Class M2, VAR, 1.070%, 05/25/34	2,118
1,190	Series 2004-W2, Class M2, VAR, 2.045%, 04/25/34	1,068
878	Series 2004-W2, Class M3, VAR, 2.270%, 04/25/34	755
	Asset-Backed Securities Corp. Home Equity Loan Trust,
3,305	Series 2001-HE3, Class A1, VAR, 0.714%, 11/15/31	3,064
1,643	Series 2001-HE3, Class M1, VAR, 1.074%, 11/15/31	1,476

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
5,352	Bayview Financial Acquisition Trust, Series 2006-D, Class 1A5, SUB, 5.668%, 12/28/36	5,334
	Bayview Opportunity Master Fund Trust,
2,027	Series 2013-2RPL, Class A, SUB, 3.721%, 03/28/18 (e)	2,017
4,769	Series 2013-3RPL, Class A, SUB, 3.721%, 04/28/18 (e)	4,710
1,140	Series 2013-14NP, Class A, SUB, 4.213%, 08/28/33 (e)	1,140
	Bear Stearns Asset-Backed Securities I Trust,
806	Series 2005-AQ2, Class A3, VAR, 0.530%, 09/25/35	765
1,500	Series 2004-HE11, Class M2, VAR, 1.745%, 12/25/34	1,398
	Bear Stearns Asset-Backed Securities Trust,
2,919	Series 2004-SD4, Class A1, VAR, 1.070%, 08/25/44	2,867
2,991	Series 2004-HE2, Class M2, VAR, 1.970%, 03/25/34	2,759
	Centex Home Equity Loan Trust,
914	Series 2004-D, Class MF2, SUB, 5.560%, 09/25/34	825
2,527	Series 2004-D, Class MF3, SUB, 5.760%, 09/25/34	1,810
2,445	Series 2005-A, Class M1, VAR, 0.650%, 01/25/35	2,280
2,347	Series 2004-A, Class M1, VAR, 0.770%, 01/25/34	2,184
	Chase Funding Loan Acquisition Trust,
3,217	Series 2004-AQ1, Class M1, VAR, 0.900%, 05/25/34	2,730
1,689	Series 2004-OPT1, Class M2, VAR, 1.670%, 06/25/34	1,583
	Chase Funding Trust,
2,610	Series 2003-4, Class 1A5, SUB, 5.416%, 05/25/33	2,736
3,703	Series 2003-6, Class 2M1, VAR, 0.920%, 11/25/34	3,490
807	Series 2003-5, Class 1M2, VAR, 5.406%, 09/25/32	575
2,212	Series 2004-2, Class 1M1, VAR, 5.700%, 02/25/35	2,071
	Citigroup Mortgage Loan Trust, Inc.,
144	Series 2005-WF2, Class AF4, SUB, 4.964%, 08/25/35	145
641	Series 2005-WF2, Class AF7, SUB, 5.249%, 08/25/35	607

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	5

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — Continued
		United States — Continued
—	(h)	Series 2006-WFH2, Class A2A, VAR, 0.320%, 08/25/36	—	(h)
2,359		Series 2006-WFH4, Class A3, VAR, 0.320%, 11/25/36	2,285
1,020		Series 2007-WFH2, Class A2, VAR, 0.320%, 03/25/37	1,018
529		Series 2005-OPT1, Class M4, VAR, 1.220%, 02/25/35	399
		Countrywide Asset-Backed Certificates,
195		Series 2006-2, Class 2A2, VAR, 0.360%, 06/25/36	188
2,132		Series 2003-3, Class 3A, VAR, 0.710%, 11/25/33	1,933
2,436		Series 2004-6, Class M2, VAR, 0.820%, 10/25/34	2,284
11,998		Series 2004-2, Class M1, VAR, 0.920%, 05/25/34	11,005
6,261		Series 2004-3, Class M1, VAR, 0.920%, 06/25/34	5,846
6,921		Series 2003-BC1, Class A1, VAR, 0.970%, 03/25/33	6,328
1,396		Series 2004-1, Class M2, VAR, 0.995%, 03/25/34	1,344
1,782		Series 2004-ECC2, Class M2, VAR, 1.145%, 12/25/34	1,674
9,945		Series 2004-5, Class M2, VAR, 1.175%, 07/25/34	9,449
1,465		Series 2002-3, Class M1, VAR, 1.295%, 03/25/32	1,357
1,429		Series 2005-11, Class AF6, VAR, 5.050%, 02/25/36	1,365
1,211		Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB8, Class AF2, SUB, 4.502%, 12/25/35	1,139
		Equity One Mortgage Pass-Through Trust,
881		Series 2003-4, Class M1, SUB, 5.369%, 10/25/34	874
488		Series 2003-2, Class M1, VAR, 5.050%, 09/25/33	492
		First Franklin Mortgage Loan Trust,
7,615		Series 2005-FF10, Class A4, VAR, 0.490%, 11/25/35	7,200
2,221		Series 2005-FF11, Class A2D, VAR, 0.510%, 11/25/35	2,145
13,517		Series 2004-FF4, Class M1, VAR, 1.025%, 06/25/34	11,825
		Fremont Home Loan Trust,
1,077		Series 2006-3, Class 2A2, VAR, 0.290%, 02/25/37	1,067

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
4,606	Series 2004-2, Class M2, VAR, 1.100%, 07/25/34	4,302
1,700	Series 2004-B, Class M2, VAR, 1.115%, 05/25/34	1,579
3,127	GSAA Trust, Series 2005-6, Class A3, VAR, 0.540%, 06/25/35	2,899
	GSAMP Trust,
4,998	Series 2006-FM1, Class A2C, VAR, 0.330%, 04/25/36	3,691
3,634	Series 2007-SEA1, Class A, VAR, 0.470%, 12/25/36 (e)	3,238
1,151	Series 2005-SEA2, Class A1, VAR, 0.520%, 01/25/45 (e)	1,110
2,275	Series 2003-SEA, Class A1, VAR, 0.570%, 02/25/33	2,095
2,567	Series 2003-HE1, Class M1, VAR, 1.418%, 06/20/33	2,594
	Home Equity Asset Trust,
1,012	Series 2004-6, Class M2, VAR, 1.070%, 12/25/34	938
921	Series 2004-7, Class M2, VAR, 1.160%, 01/25/35	874
1,520	Series 2003-3, Class M1, VAR, 1.460%, 08/25/33	1,419
	Home Equity Mortgage Loan Asset-Backed Trust,
3,575	Series 2004-C, Class M1, VAR, 1.010%, 03/25/35	3,147
4,615	Series 2004-C, Class M2, VAR, 1.070%, 03/25/35	4,326
	Lehman XS Trust,
10,572	Series 2005-7N, Class 1A1A, VAR, 0.440%, 12/25/35	9,439
14,680	Series 2005-5N, Class 3A1A, VAR, 0.470%, 11/25/35	12,858
	Long Beach Mortgage Loan Trust,
933	Series 2005-WL2, Class M1, VAR, 0.640%, 08/25/35	902
1,529	Series 2001-2, Class M1, VAR, 1.010%, 07/25/31	1,329
262	Series 2004-3, Class M2, VAR, 1.070%, 07/25/34	251
4,134	Series 2002-5, Class M1, VAR, 1.415%, 11/25/32	3,830
	MASTR Asset-Backed Securities Trust,
4,301	Series 2005-NC1, Class M2, VAR, 0.920%, 12/25/34	3,841
4,946	Series 2004-OPT2, Class M2, VAR, 1.145%, 09/25/34	4,276

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	OCTOBER 31, 2013

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — Continued
		United States — Continued
41		Series 2003-WMC2, Class M1, VAR, 1.220%, 08/25/33	41
		Merrill Lynch Mortgage Investors Trust,
1,705		Series 2003-OPT1, Class M1, VAR, 1.145%, 07/25/34	1,443
173		Series 2004-WMC5, Class M5, VAR, 1.895%, 07/25/35	150
		Morgan Stanley ABS Capital I, Inc. Trust,
—	(h)	Series 2006-WMC1, Class A2B, VAR, 0.370%, 12/25/35	—	(h)
450		Series 2005-NC1, Class M3, VAR, 0.680%, 01/25/35	402
691		Series 2005-HE1, Class M2, VAR, 0.875%, 12/25/34	667
1,947		Series 2005-HE1, Class M3, VAR, 0.950%, 12/25/34	1,632
11,930		Series 2004-HE1, Class M1, VAR, 1.025%, 01/25/34	10,358
6,458		Series 2004-HE3, Class M1, VAR, 1.025%, 03/25/34	5,962
6,635		Series 2004-NC5, Class M1, VAR, 1.070%, 05/25/34	5,978
2,103		Series 2004-HE6, Class M2, VAR, 1.070%, 08/25/34	2,012
3,565		Series 2004-WMC2, Class M1, VAR, 1.085%, 07/25/34	3,379
3,410		Series 2004-OP1, Class M2, VAR, 1.085%, 11/25/34	3,250
1,517		Series 2004-HE7, Class M2, VAR, 1.115%, 08/25/34	1,447
808		Series 2004-NC7, Class M3, VAR, 1.145%, 07/25/34	808
1,333		Series 2004-HE6, Class M3, VAR, 1.145%, 08/25/34	1,172
135		Series 2004-HE7, Class M3, VAR, 1.190%, 08/25/34	128
1,901		Series 2004-OP1, Class M3, VAR, 1.190%, 11/25/34	1,743
1,023		Series 2004-NC8, Class M3, VAR, 1.280%, 09/25/34	939
2,569		Series 2004-HE8, Class M3, VAR, 1.295%, 09/25/34	2,400
1,687		Series 2004-HE2, Class M3, VAR, 2.345%, 03/25/34	1,051
733		Series 2004-NC3, Class B1, VAR, 2.645%, 03/25/34	189
159		Series 2004-HE2, Class B1, VAR, 2.795%, 03/25/34	71

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
	New Century Home Equity Loan Trust,
477	Series 2005-1, Class M3, VAR, 0.690%, 03/25/35	440
3,006	Series 2004-4, Class M2, VAR, 0.965%, 02/25/35	2,727
545	Series 2004-2, Class M2, VAR, 1.100%, 08/25/34	516
1,644	Series 2004-2, Class M4, VAR, 1.970%, 08/25/34	1,505
1,404	Series 2004-2, Class M6, VAR, 2.420%, 08/25/34	1,114
1,529	Series 2003-B, Class M2, VAR, 2.645%, 11/25/33	1,436
2,241	NovaStar Mortgage Funding Trust, Series 2003-3, Class M2, VAR, 2.645%, 12/25/33	2,115
3,315	Option Mortgage Loan Trust, Series 2004-3, Class M2, VAR, 1.025%, 11/25/34	3,214
	Option One Mortgage Acceptance Corp. Asset-Backed Certificates,
7,927	Series 2002-3, Class A1, VAR, 0.670%, 08/25/32	7,394
1,208	Series 2002-3, Class A2, VAR, 0.710%, 08/25/32	1,082
9,944	Series 2003-5, Class A1, VAR, 0.810%, 08/25/33	9,255
790	Series 2003-5, Class A2, VAR, 0.810%, 08/25/33	738
4,967	Series 2002-6, Class A1, VAR, 0.930%, 11/25/32	4,559
1,263	Series 2002-6, Class A2, VAR, 0.970%, 11/25/32	1,164
2,181	Series 2003-3, Class M1A, VAR, 1.730%, 06/25/33	2,030
13,639	Option One Mortgage Acceptance Loan Trust, Series 2004-2, Class M1, VAR, 0.965%, 05/25/34	11,869
2,372	Option One Mortgage Loan Trust, Series 2003-1, Class A2, VAR, 1.010%, 02/25/33	2,179
2,273	People’s Choice Home Loan Securities Trust, Series 2004-2, Class M3, VAR, 1.895%, 10/25/34	1,515
	RAMP Trust,
574	Series 2004-RS11, Class M1, VAR, 0.790%, 11/25/34	558
1,213	Series 2002-RS2, Class AI5, VAR, 6.030%, 03/25/32	1,186
	RASC Trust,
3,904	Series 2006-KS7, Class A3, VAR, 0.320%, 09/25/36	3,714

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	7

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — Continued
	United States — Continued
3,471	Series 2005-KS2, Class M1, VAR, 0.815%, 03/25/35	3,126
	Renaissance Home Equity Loan Trust,
2,341	Series 2005-4, Class A3, SUB, 5.565%, 02/25/36	2,109
2,468	Series 2003-3, Class M2F, SUB, 5.681%, 12/25/33	2,250
1,575	Series 2003-4, Class M2F, SUB, 5.744%, 03/25/34	1,422
1,633	Series 2005-2, Class AV3, VAR, 0.540%, 08/25/35	1,492
881	Series 2004-1, Class M1, VAR, 0.750%, 05/25/34	758
1,801	Series 2003-3, Class M1, VAR, 0.900%, 12/25/33	1,702
	Saxon Asset Securities Trust,
1,474	Series 2006-2, Class A3C, VAR, 0.320%, 09/25/36	1,294
3,584	Series 2003-3, Class M1, VAR, 1.145%, 12/25/33	3,334
1,826	Series 2004-2, Class MV2, VAR, 1.970%, 08/25/35	1,711
	Securitized Asset-Backed Receivables LLC Trust,
5,074	Series 2005-OP1, Class M2, VAR, 0.845%, 01/25/35	4,552
4,432	Series 2004-NC1, Class M1, VAR, 0.950%, 02/25/34	3,963
3,806	Series 2005-FR2, Class M2, VAR, 1.145%, 03/25/35	3,554
1,405	Series 2004-OP1, Class M2, VAR, 1.820%, 02/25/34	1,136
4,545	Specialty Underwriting & Residential Finance Trust, Series 2004-BC1, Class M2, VAR, 1.775%, 02/25/35	4,195
	Structured Asset Investment Loan Trust,
16,729	Series 2004-6, Class A3, VAR, 0.970%, 07/25/34	15,631
1,241	Series 2004-8, Class M2, VAR, 1.100%, 09/25/34	1,086
8,039	Series 2004-1, Class M1, VAR, 1.145%, 02/25/34	7,623
738	Series 2003-BC10, Class A4, VAR, 1.170%, 10/25/33	693
6,648	Series 2004-7, Class M1, VAR, 1.220%, 08/25/34	6,099
1,169	Series 2003-BC3, Class M1, VAR, 1.595%, 04/25/33	1,139
4,270	Series 2003-BC11, Class M2, VAR, 2.720%, 10/25/33	4,039

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
1,859	Series 2004-1, Class M2, VAR, 2.870%, 02/25/34	1,746
312	Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2003-AM1, Class M1, VAR, 1.520%, 04/25/33	302
	Wells Fargo Home Equity Asset-Backed Securities,
108	Series 2004-2, Class A21B, VAR, 0.590%, 10/25/34	104
2,776	Series 2004-2, Class M1, VAR, 0.770%, 10/25/34	2,516
2,907	Series 2004-2, Class M4, VAR, 1.370%, 10/25/34	2,669
	Wells Fargo Home Equity Asset-Backed Securities Trust,
657	Series 2004-2, Class M8A, VAR, 3.170%, 10/25/34 (e)	545
657	Series 2004-2, Class M8B, VAR, 5.000%, 10/25/34 (e)	557
	Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates,
838	Series 2004-1, Class M2, VAR, 0.800%, 04/25/34	730
1,355	Series 2004-1, Class M4, VAR, 1.320%, 04/25/34	1,077

	Total Asset-Backed Securities (Cost $390,853)	417,470

Collateralized Mortgage Obligations — 5.2%
	Non-Agency CMO — 5.2%
	United States — 5.2%
	Adjustable Rate Mortgage Trust,
10,107	Series 2004-2, Class 6A1, VAR, 2.483%, 02/25/35	9,919
10,132	Series 2004-4, Class 4A1, VAR, 2.545%, 03/25/35	10,023
	Alternative Loan Trust,
451	Series 2004-28CB, Class 4A1, 5.000%, 01/25/20	460
160	Series 2005-50CB, Class 4A1, 5.000%, 11/25/20	158
2,372	Series 2005-85CB, Class 3A2, 5.250%, 02/25/21	2,156
806	Series 2005-3CB, Class 1A4, 5.250%, 03/25/35	760
2,344	Series 2005-21CB, Class A4, 5.250%, 06/25/35	2,104
1,527	Series 2005-J11, Class 5A1, 5.500%, 11/25/20	1,463

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	OCTOBER 31, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — Continued
	United States — Continued
658	Series 2007-9T1, Class 3A1, 5.500%, 05/25/22	573
1,136	Series 2005-J6, Class 2A1, 5.500%, 07/25/25	1,134
9,154	Series 2004-32CB, Class 2A5, 5.500%, 02/25/35	8,803
12,520	Series 2005-3CB, Class 1A13, 5.500%, 03/25/35	11,602
12,193	Series 2005-6CB, Class 1A4, 5.500%, 04/25/35	11,727
880	Series 2005-6CB, Class 1A6, 5.500%, 04/25/35	858
3,692	Series 2005-13CB, Class A4, 5.500%, 05/25/35	3,293
10,941	Series 2005-10CB, Class 1A5, 5.500%, 05/25/35	10,378
8,690	Series 2005-10CB, Class 1A8, 5.500%, 05/25/35	8,618
582	Series 2005-20CB, Class 1A1, 5.500%, 07/25/35	502
6,214	Series 2005-23CB, Class A15, 5.500%, 07/25/35	5,876
5,632	Series 2005-64CB, Class 1A15, 5.500%, 12/25/35	4,961
2,225	Series 2005-64CB, Class 1A1, 5.500%, 12/25/35	1,960
526	Series 2006-J1, Class 1A13, 5.500%, 02/25/36	449
2,954	Series 2006-4CB, Class 2A5, 5.500%, 04/25/36	2,653
1,810	Series 2006-J3, Class 4A1, 5.750%, 05/25/26	1,776
1,338	Series 2004-28CB, Class 2A4, 5.750%, 01/25/35	1,294
749	Series 2005-J7, Class 2A1, 6.000%, 10/25/17	752
949	Series 2007-25, Class 2A1, 6.000%, 11/25/22	928
2,901	Series 2004-12CB, Class 2A1, 6.000%, 06/25/34	2,992
843	Series 2004-27CB, Class A1, 6.000%, 12/25/34	812
2,626	Series 2004-28CB, Class 6A1, 6.000%, 01/25/35	2,607
10,428	Series 2005-21CB, Class A17, 6.000%, 06/25/35	9,810
1,797	Series 2006-19CB, Class A15, 6.000%, 08/25/36	1,460

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
579	Series 2006-25CB, Class A2, 6.000%, 10/25/36	492
2,246	Series 2005-J3, Class 3A1, 6.500%, 09/25/34	2,222
	Banc of America Alternative Loan Trust,
1,874	Series 2005-12, Class 5A1, 5.250%, 01/25/21	1,891
546	Series 2005-4, Class 3A1, 5.500%, 05/25/20	564
365	Series 2005-6, Class 7A1, 5.500%, 07/25/20	379
160	Series 2005-6, Class 5A4, 5.500%, 07/25/35	149
2,144	Series 2005-11, Class 4A5, 5.750%, 12/25/35	1,881
37	Series 2006-4, Class 2A1, 6.000%, 05/25/21	38
2,194	Series 2006-4, Class 3CB4, 6.000%, 05/25/46	1,855
1,136	Series 2006-5, Class CB7, 6.000%, 06/25/46	940
	Banc of America Funding Trust,
1,229	Series 2007-4, Class 8A1, 5.500%, 11/25/34	1,217
4,708	Series 2005-6, Class 1A2, 5.500%, 10/25/35	4,542
1,871	Series 2006-2, Class 2A20, 5.750%, 03/25/36	1,774
5,190	Series 2005-7, Class 4A7, 6.000%, 11/25/35	5,378
	Banc of America Mortgage Trust,
1,365	Series 2007-3, Class 1A1, 6.000%, 09/25/37	1,249
2,689	Series 2004-A, Class 2A2, VAR, 2.923%, 02/25/34	2,652
1,757	Bear Stearns Asset-Backed Securities I Trust, Series 2004-AC5, Class M1, VAR, 1.175%, 10/25/34	1,396
741	Bear Stearns Asset-Backed Securities Trust, Series 2003-AC4, Class M1, SUB, 5.658%, 09/25/33	706
	Chase Mortgage Finance Trust,
3,298	Series 2006-S3, Class 1A2, 6.000%, 11/25/36	2,794
640	Series 2007-S2, Class 1A8, 6.000%, 03/25/37	555
27,275	Series 2007-A2, Class 3A1, VAR, 2.834%, 07/25/37	27,272

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	9

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — Continued
	United States — Continued
	CHL Mortgage Pass-Through Trust,
580	Series 2005-20, Class A7, 5.250%, 12/25/27	554
1,255	Series 2005-5, Class A2, 5.500%, 03/25/35	1,257
981	Series 2005-13, Class A3, 5.500%, 06/25/35	977
565	Series 2006-J2, Class 1A1, 6.000%, 04/25/36	487
5,252	Series 2006-10, Class 1A16, 6.000%, 05/25/36	4,620
1,282	Series 2007-13, Class A4, 6.000%, 08/25/37	1,184
259	Series 2006-15, Class A1, 6.250%, 10/25/36	230
1,551	Series 2007-18, Class 2A1, 6.500%, 11/25/37	1,297
2,284	Series 2004-25, Class 2A1, VAR, 0.510%, 02/25/35	2,033
530	Series 2003-27, Class A1, VAR, 2.747%, 06/25/33	500
2,298	Citicorp Mortgage Securities Trust, Series 2007-4, Class 1A9, 6.000%, 05/25/37	1,992
4,255	Citigroup Mortgage Loan Trust, Inc., Series 2005-9, Class 2A2, 5.500%, 11/25/35	4,247
90	CitiMortgage Alternative Loan Trust, Series 2006-A1, Class 2A1, 5.250%, 03/25/21	92
	Credit Suisse First Boston Mortgage Securities Corp.
466	Series 2005-10, Class 12A1, 5.250%, 11/25/20	471
10,212	Series 2005-2, Class 1A2, 5.250%, 01/25/28	10,256
6,784	Series 2005-10, Class 11A1, 5.500%, 11/25/20	6,876
14,468	Series 2004-4, Class 4A1, 5.500%, 08/25/34	15,054
2,043	Series 2005-4, Class 3A17, 5.500%, 06/25/35	2,062
996	Series 2005-10, Class 5A3, 5.500%, 11/25/35	849
5,024	Series 2004-AR6, Class 7A1, VAR, 2.602%, 10/25/34	5,026
8,137	Series 2004-AR4, Class 4A1, VAR, 2.615%, 05/25/34	8,089
2,491	Series 2004-AR5, Class 6A1, VAR, 2.617%, 06/25/34	2,489

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
	CSMC Mortgage-Backed Trust,
584	Series 2007-3, Class 4A5, 5.000%, 04/25/37	528
2,426	Series 2007-2, Class 3A13, 5.500%, 03/25/37	2,283
227	Series 2006-8, Class 5A1, VAR, 5.731%, 10/25/26	197
	First Horizon Alternative Mortgage Securities Trust,
463	Series 2005-FA1, Class 1A4, 5.500%, 03/25/35	454
2,497	Series 2006-FA6, Class 3A1, 5.750%, 11/25/21	2,477
	First Horizon Mortgage Pass-Through Trust,
93	Series 2005-8, Class 2A1, 5.250%, 02/25/21	94
8,180	Series 2005-5, Class 1A6, 5.500%, 10/25/35	7,921
1,547	Series 2006-2, Class 1A3, 6.000%, 08/25/36	1,552
204	Series 2006-2, Class 1A7, 6.000%, 08/25/36	206
1,238	Series 2006-3, Class 1A13, 6.250%, 11/25/36	1,253
	GSR Mortgage Loan Trust,
1,514	Series 2006-9F, Class 8A1, 5.500%, 08/25/21	1,485
755	Series 2004-15F, Class 1A2, 5.500%, 12/25/34	790
1,064	Series 2005-1F, Class 2A3, 6.000%, 02/25/35	1,075
2,747	Series 2006-1F, Class 2A16, 6.000%, 02/25/36	2,596
4,448	Series 2006-1F, Class 2A9, 6.000%, 02/25/36	4,230
1,347	Series 2007-1F, Class 3A13, 6.000%, 01/25/37	1,228
753	HarborView Mortgage Loan Trust, Series 2005-11, Class 2A1A, VAR, 0.483%, 08/19/45	670
2,986	Impac CMB Trust, Series 2004-5, Class 1A1, VAR, 0.890%, 10/25/34	2,951
2,410	IndyMac Index Mortgage Loan Trust, Series 2005-AR14, Class 2A1A, VAR, 0.470%, 07/25/35	2,086
	JP Morgan Mortgage Trust,
636	Series 2006-S2, Class 2A1, 5.000%, 06/25/21	627
584	Series 2006-S3, Class 2A4, 5.500%, 08/25/21	579

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	OCTOBER 31, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — Continued
	United States — Continued
50	Series 2005-S2, Class 2A9, 5.500%, 09/25/35	50
445	Series 2007-S3, Class 2A3, 6.000%, 08/25/22	446
528	Series 2004-A6, Class 1A1, VAR, 2.596%, 12/25/34	511
1,023	Series 2007-A1, Class 2A2, VAR, 2.741%, 07/25/35	993
1,519	Series 2005-A3, Class 6A6, VAR, 2.767%, 06/25/35	1,517
694	Series 2005-A8, Class 1A1, VAR, 5.130%, 11/25/35	653
3,498	Lehman Mortgage Trust, Series 2005-2, Class 2A5, 5.500%, 12/25/35	3,208
	MASTR Alternative Loan Trust,
1,894	Series 2006-3, Class 3A1, 5.500%, 06/25/21	1,766
1,472	Series 2005-3, Class 1A1, 5.500%, 04/25/35	1,463
2,294	Series 2005-6, Class 1A2, 5.500%, 12/25/35	1,967
682	Series 2005-5, Class 3A1, 5.750%, 08/25/35	599
4,161	Series 2004-12, Class 3A1, 6.000%, 12/25/34	4,299
1,101	Merrill Lynch Mortgage Investors Trust, Series 2006-AF2, Class AF2, 6.250%, 10/25/36	1,049
	Morgan Stanley Mortgage Loan Trust,
506	Series 2005-4, Class 1A, 5.000%, 08/25/35	515
1,202	Series 2006-2, Class 1A, 5.250%, 02/25/21	1,157
1,872	Series 2004-9, Class 1A, VAR, 5.690%, 11/25/34	1,817
545	Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2005-WF1, Class 2A5, SUB, 5.159%, 03/25/35	544
	RALI Trust,
258	Series 2003-QS20, Class CB, 5.000%, 11/25/18	265
385	Series 2005-QS2, Class A1, 5.500%, 02/25/35	373
243	Series 2006-QS18, Class 3A1, 5.750%, 12/25/21	238
2,725	Series 2005-QS17, Class A3, 6.000%, 12/25/35	2,257
4,917	Series 2006-QS4, Class A2, 6.000%, 04/25/36	3,915
1,167	Series 2004-QS15, Class A2, VAR, 0.570%, 11/25/34	1,079

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
	Residential Asset Securitization Trust,
938	Series 2004-A6, Class A1, 5.000%, 08/25/19	963
1,222	Series 2004-A8, Class A1, 5.250%, 11/25/34	1,248
6,607	Series 2005-A3, Class A2, 5.500%, 04/25/35	5,634
338	Series 2005-A14, Class A1, 5.500%, 12/25/35	301
4,561	Series 2005-A8CB, Class A11, 6.000%, 07/25/35	4,044
	RFMSI Trust,
1,598	Series 2005-S1, Class 2A1, 4.750%, 02/25/20	1,640
547	Series 2006-S10, Class 2A1, 5.500%, 10/25/21	564
78	Series 2006-S12, Class 2A2, 6.000%, 12/25/36	78
3,099	Structured Asset Mortgage Investments II Trust, Series 2005-AR7, Class 5A1, VAR, 1.608%, 03/25/46	2,463
	Structured Asset Securities Corp. Mortgage Pass-Through Certificates
13,439	Series 2004-10, Class 1A1, VAR, 5.438%, 06/25/34	13,597
1,313	Series 2003-35, Class B1, VAR, 5.565%, 12/25/33	1,084
1,311	Structured Asset Securities Corp. Trust, Series 2005-6, Class 2A3, 5.500%, 05/25/35	1,363
4,317	Vericrest Opportunity Loan Transferee, 4.250%, 08/25/58	4,308
	WaMu Mortgage Pass-Through Certificates
107	Series 2005-AR15, Class A1A1, VAR, 0.430%, 11/25/45	99
3,050	Series 2005-AR5, Class A6, VAR, 2.403%, 05/25/35	2,892
4,120	Series 2004-AR11, Class A, VAR, 2.436%, 10/25/34	4,045
1,329	Series 2005-AR16, Class 1A1, VAR, 2.463%, 12/25/35	1,218
2,422	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-3, Class 5A2, 5.500%, 03/25/21	2,328
	Washington Mutual Mortgage Pass-Through Certificates WMALT
4,360	Series 2005-1, Class 1A3, 5.500%, 03/25/35	4,132

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	11

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — Continued
	United States — Continued
2,845	Series 2005-10, Class 4CB1, 5.750%, 12/25/35	2,334
3,901	Series 2007-1, Class 2A1, 6.000%, 01/25/22	3,793
540	Series 2006-5, Class 2CB5, 6.500%, 07/25/36	415
1,695	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2005-4, Class CB7, 5.500%, 06/25/35	1,569
	Wells Fargo Mortgage-Backed Securities Trust,
3,255	Series 2006-5, Class 1A5, 5.250%, 04/25/36	3,260
95	Series 2007-5, Class 2A3, 5.500%, 05/25/22	100
878	Series 2005-10, Class A2, 5.500%, 10/25/35	893
123	Series 2006-3, Class A9, 5.500%, 03/25/36	123
109	Series 2007-12, Class A13, 5.500%, 09/25/37	109
4,390	Series 2006-4, Class 1A9, 5.750%, 04/25/36	4,462
1,043	Series 2007-2, Class 1A13, 6.000%, 03/25/37	971
1,791	Series 2007-15, Class A1, 6.000%, 11/25/37	1,750
15,989	Series 2004-DD, Class 1A1, VAR, 2.617%, 01/25/35	15,925
1,251	Series 2004-Q, Class 1A2, VAR, 2.618%, 09/25/34	1,274
6,278	Series 2006-AR6, Class 5A1, VAR, 2.618%, 03/25/36	6,244
754	Series 2004-DD, Class 2A6, VAR, 2.619%, 01/25/35	748
6,654	Series 2005-AR8, Class 1A1, VAR, 2.628%, 06/25/35	6,685
4,626	Series 2005-AR5, Class 1A1, VAR, 2.668%, 04/25/35	4,514
1,162	Series 2005-AR4, Class 2A2, VAR, 2.716%, 04/25/35	1,167

	Total Collateralized Mortgage Obligations (Cost $424,070)	427,749

SHARES
Common Stocks — 46.4%
	Australia — 2.3%
2,061	Australia & New Zealand Banking Group Ltd. (m)	65,955
11,229	Dexus Property Group (m)	11,508
8,362	Goodman Group (m)	39,960
7,486	Mirvac Group (m)	12,307

SHARES	SECURITY DESCRIPTION	VALUE

	Australia — Continued
857	Stockland (m)	3,248
5,437	Transurban Group (m)	36,473
1,139	Westfield Group (m)	11,654
4,229	Westfield Retail Trust (m)	12,338

		193,443

	Austria — 0.0% (g)
167	IMMOFINANZ AG (a)	730

	Belgium — 0.3%
25	Belgacom S.A.	680
146	Solvay S.A. (m)	22,817
53	Warehouses De Pauw S.C.A. (m)	3,927

		27,424

	Bermuda — 0.1%
19	Seadrill Ltd.	861
100	Validus Holdings Ltd.	3,940

		4,801

	Brazil — 1.4%
438	AES Tiete S.A. (m)	3,869
1,148	Banco do Brasil S.A. (m)	15,250
652	CCR S.A. (m)	5,424
737	Cia de Bebidas das Americas (Preference Shares), ADR (m)	27,410
2,740	Cia Energetica de Minas Gerais, ADR (m)	24,574
458	Cielo S.A. (m)	13,916
139	Embraer S.A., ADR	4,072
183	Embraer S.A., ADR (m)	5,384
445	Souza Cruz S.A. (m)	4,810
612	Tractebel Energia S.A. (m)	10,408

		115,117

	Canada — 0.9%
168	Allied Properties Real Estate Investment Trust (m)	5,390
201	Artis Real Estate Investment Trust (m)	2,774
657	Bank of Montreal (m)	45,784
99	Calloway Real Estate Investment Trust (m)	2,381
265	Canadian Apartment Properties REIT (m)	5,470
53	Canadian Real Estate Investment Trust (m)	2,163
121	Dundee Real Estate Investment Trust, Class A (m)	3,341
110	First Capital Realty, Inc. (m)	1,920
123	H&R Real Estate Investment Trust (m)	2,548
246	RioCan Real Estate Investment Trust (m)	6,010

		77,781

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	OCTOBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — Continued
	China — 1.5%
26,869	Bank of China Ltd., Class H (m)	12,616
14,181	China Construction Bank Corp., Class H (m)	11,033
11,052	China Shenhua Energy Co., Ltd., Class H (m)	33,617
15,958	Industrial & Commercial Bank of China Ltd., Class H (m)	11,187
4,196	Jiangsu Expressway Co., Ltd., Class H (m)	5,282
2,390	MGM China Holdings Ltd. (m)	8,242
10,104	Wynn Macau Ltd. (m)	38,789
6,162	Zhejiang Expressway Co., Ltd., Class H (m)	5,681

		126,447

	Denmark — 0.4%
4,020	TDC A/S (m)	36,295
7	Tryg A/S	679

		36,974

	Finland — 0.2%
30	Elisa OYJ	744
10	Kone OYJ, Class B	849
10	Nokian Renkaat OYJ	483
28	Orion OYJ, Class B	758
40	Pohjola Bank plc, Class A	732
20	Sampo, Class A	952
78	Stora Enso OYJ, Class R	728
968	Technopolis OYJ (m)	6,568
421	UPM-Kymmene OYJ (m)	6,688

		18,502

	France — 3.6%
1,233	AXA S.A. (m)	30,717
405	BNP Paribas S.A. (m)	29,851
20	Bouygues S.A.	772
7	Casino Guichard Perrachon S.A.	765
38	CNP Assurances	664
1,406	Electricite de France S.A. (m)	49,222
9	Fonciere Des Regions	728
1,541	GDF Suez (m)	38,180
5	Gecina S.A.	734
27	ICADE (m)	2,482
11	Klepierre	500
21	Lagardere S.C.A	766
99	Natixis	533
30	Rexel S.A.	755
290	Schneider Electric S.A. (m)	24,392
22	SCOR SE	766
43	Suez Environnement Co.	753

SHARES	SECURITY DESCRIPTION	VALUE

	France — Continued
514	Total S.A. (m)	31,531
209	Unibail-Rodamco SE (m)	54,526
43	Veolia Environnement S.A.	741
403	Vinci S.A. (m)	25,801
42	Vivendi S.A.	1,065

		296,244

	Germany — 1.8%
358	Alstria Office REIT-AG (a) (m)	4,543
9	Axel Springer AG	515
371	BASF SE (m)	38,549
430	Daimler AG (m)	35,219
2,783	Deutsche Telekom AG (m)	43,728
10	Hannover Rueck SE	779
6	Muenchener Rueckversicherungs AG	1,213
430	ProSiebenSat.1 Media AG (m)	20,423
87	Telefonica Deutschland Holding AG	688

		145,657

	Hong Kong — 1.0%
1,118	China Mobile Ltd. (m)	11,613
6,373	Dah Chong Hong Holdings Ltd. (m)	5,409
607	Hang Seng Bank Ltd. (m)	10,114
1,684	Hutchison Whampoa Ltd. (m)	20,984
1,823	Link REIT (The) (m)	9,171
3,485	New World Development Co., Ltd. (m)	4,821
2,862	SJM Holdings Ltd. (m)	9,254
407	VTech Holdings Ltd. (m)	5,840
705	Wharf Holdings Ltd. (m)	5,933

		83,139

	India — 0.2%
2,736	Coal India Ltd. (m)	12,804

	Indonesia — 0.2%
1,600	Indo Tambangraya Megah Tbk PT (m)	4,242
56,362	Telekomunikasi Indonesia Persero Tbk PT (m)	11,724

		15,966

	Ireland — 0.1%
57	Accenture plc, Class A	4,177

	Italy — 0.7%
35	Atlantia S.p.A.	772
2,291	Eni S.p.A. (m)	58,162
105	Snam S.p.A.	539
162	Terna Rete Elettrica Nazionale S.p.A.	801

		60,274

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	13

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE
Common Stocks — Continued
		Japan — 2.6%
1		Advance Residence Investment Corp. (m)	2,672
—	(h)	Daiwa House Residential Investment Corp. (m)	1,668
—	(h)	Frontier Real Estate Investment Corp. (m)	3,847
2		GLP J-Reit (m)	2,039
—	(h)	Japan Logistics Fund, Inc. (m)	3,432
—	(h)	Japan Real Estate Investment Corp. (m)	3,393
1		Japan Retail Fund Investment Corp. (m)	1,983
1,263		Japan Tobacco, Inc. (m)	45,696
1		Kenedix Realty Investment Corp. (m)	3,351
133		Mitsubishi Estate Co., Ltd. (m)	3,801
227		Mitsui Fudosan Co., Ltd. (m)	7,520
1		Nippon Prologis REIT, Inc. (m)	6,291
84		Nomura Real Estate Holdings, Inc. (m)	2,115
3		Orix JREIT, Inc. (m)	3,498
1,272		Seven & I Holdings Co., Ltd. (m)	47,086
652		Sumitomo Mitsui Financial Group, Inc. (m)	31,525
725		Toyota Motor Corp. (m)	46,988
1		United Urban Investment Corp. (m)	2,190

			219,095

		Kazakhstan — 0.0% (g)
235		KazMunaiGas Exploration Production JSC, GDR (m)	3,329

		Malaysia — 0.1%
1,291		Lafarge Malaysia Bhd (m)	4,080

		Mexico — 0.1%
2,948		Kimberly-Clark de Mexico S.A.B. de C.V., Class A (m)	8,963

		Netherlands — 0.9%
33		Delta Lloyd N.V.	702
49		Koninklijke Ahold N.V.	937
19		Koninklijke Philips N.V.	684
1,806		Royal Dutch Shell plc, Class A (m)	60,154
99		Royal Dutch Shell plc, Class B	3,435
99		Vastned Retail N.V. (m)	4,580
23		Wereldhave N.V. (m)	1,752
18		Ziggo N.V.	754

			72,998

		Norway — 0.3%
44		Gjensidige Forsikring ASA	813
42		Statoil ASA	995
960		Telenor ASA (m)	23,065
19		Yara International ASA	834

			25,707

SHARES	SECURITY DESCRIPTION	VALUE

	Poland — 0.2%
104	Powszechny Zaklad Ubezpieczen S.A. (m)	15,795

	Portugal — 0.0% (g)
203	EDP - Energias de Portugal S.A.	748

	Qatar — 0.1%
209	Industries Qatar QSC (m)	9,146

	Russia — 0.7%
199	Lukoil OAO, ADR (m)	13,027
501	MMC Norilsk Nickel OJSC, ADR (m)	7,567
526	Mobile Telesystems OJSC, ADR (m)	12,002
492	Phosagro OAO, Reg. S, GDR (m)	5,100
1,332	Sberbank of Russia, ADR (m)	16,991

		54,687

	Singapore — 1.2%
5,058	Ascendas India Trust (m)	2,605
1,849	Ascendas Real Estate Investment Trust (m)	3,516
1,613	Ascott Residence Trust (m)	1,697
5,301	Cambridge Industrial Trust (m)	2,982
2,602	CapitaCommercial Trust (m)	3,079
1,695	CapitaLand Ltd. (m)	4,247
1,825	CapitaMalls Asia Ltd. (m)	2,964
2,163	Global Logistic Properties Ltd. (m)	5,369
11,624	Hutchison Port Holdings Trust, Class U (m)	8,483
1,920	Keppel Corp., Ltd. (m)	16,755
15,934	Singapore Telecommunications Ltd. (m)	48,388

		100,085

	South Africa — 1.1%
674	Barclays Africa Group Ltd. (m)	10,411
470	Bidvest Group Ltd. (m)	12,528
878	Foschini Group Ltd. (The) (m)	10,109
2,486	Growthpoint Properties Ltd. (m)	6,321
636	Imperial Holdings Ltd. (m)	13,513
144	Kumba Iron Ore Ltd. (m)	6,033
518	MTN Group Ltd. (m)	10,296
247	Sasol Ltd. (m)	12,616
277	Tiger Brands Ltd. (m)	8,132

		89,959

	South Korea — 0.5%
354	Kangwon Land, Inc. (m)	9,730
129	KT&G Corp. (m)	9,422
517	SK Telecom Co., Ltd., ADR (m)	12,649
99	S-Oil Corp. (m)	7,198

		38,999

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	OCTOBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — Continued
	Spain — 0.1%
39	Abertis Infraestructuras S.A.	831
127	Banco Bilbao Vizcaya Argentaria S.A.	1,482
29	Enagas S.A.	781
41	Ferrovial S.A.	784
34	Gas Natural SDG S.A.	806
171	Iberdrola S.A.	1,073
181	Mapfre S.A.	728
12	Red Electrica Corp. S.A.	776
37	Repsol S.A.	988
92	Telefonica S.A.	1,613

		9,862

	Sweden — 1.1%
802	Electrolux AB, Series B, (m)	19,786
19	Hennes & Mauritz AB, Class B	800
18	Investor AB, Class B	575
87	Nordea Bank AB	1,118
64	Sandvik AB	868
61	Securitas AB, Class B	696
77	Skandinaviska Enskilda Banken AB, Class A	933
41	Skanska AB, Class B	784
22	Svenska Handelsbanken AB, Class A	1,001
1,267	Swedbank AB, Class A (m)	32,981
2,356	Telefonaktiebolaget LM Ericsson, Class B (m)	28,178
114	TeliaSonera AB	941

		88,661

	Switzerland — 1.7%
1	Banque Cantonale Vaudoise	470
7	Cembra Money Bank AG (a)	436
453	Novartis AG (m)	35,138
151	Roche Holding AG (m)	41,739
700	Swiss Re AG (a) (m)	61,423
1	Swisscom AG	574
13	Transocean Ltd.	606
3	Zurich Insurance Group AG (a)	814

		141,200

	Taiwan — 1.2%
2,740	Delta Electronics, Inc. (m)	14,249
2,135	Far EasTone Telecommunications Co., Ltd. (m)	4,891
1,709	Novatek Microelectronics Corp. (m)	6,770
1,278	President Chain Store Corp. (m)	9,322
4,991	Quanta Computer, Inc. (m)	11,833
1,686	Radiant Opto-Electronics Corp. (m)	6,309
16,125	Siliconware Precision Industries Co. (m)	19,591

SHARES	SECURITY DESCRIPTION	VALUE

	Taiwan — Continued
3,006	Taiwan Mobile Co., Ltd. (m)	10,254
684	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	12,591
1,774	Tripod Technology Corp. (m)	3,508

		99,318

	Thailand — 0.2%
1,656	Advanced Info Service PCL (m)	13,557
1,905	Bangkok Expressway PCL (m)	2,218
321	Siam Cement PCL (The), NVDR (m)	4,412

		20,187

	Turkey — 0.5%
1,242	Arcelik A.S. (m)	7,909
134	Ford Otomotiv Sanayi A.S. (m)	1,884
1,146	Tofas Turk Otomobil Fabrikasi A.S. (m)	7,578
603	Tupras Turkiye Petrol Rafinerileri A.S. (m)	13,637
1,783	Turk Telekomunikasyon A.S. (m)	6,143

		37,151

	United Arab Emirates — 0.1%
1,112	First Gulf Bank PJSC (m)	4,911

	United Kingdom — 4.3%
36	Admiral Group plc	731
19	AstraZeneca plc	999
91	Aviva plc	655
131	BAE Systems plc	952
229	Barclays plc	964
45	BHP Billiton plc	1,401
340	BP plc	2,639
1,582	British Land Co. plc (m)	15,781
1,692	British Sky Broadcasting Group plc (m)	25,424
5,329	Centrica plc (m)	30,137
5,721	Direct Line Insurance Group plc (m)	20,639
1,665	GlaxoSmithKline plc (m)	43,890
1,413	Hammerson plc (m)	11,971
1,254	Helical Bar plc (m)	6,034
3,485	HSBC Holdings plc (m)	38,204
123	ICAP plc	757
22	IMI plc	524
62	Inmarsat plc	718
186	ITV plc	567
118	J Sainsbury plc	744
274	Legal & General Group plc	949
756	Lloyds Banking Group plc (a)	935
69	Marks & Spencer Group plc	554

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	15

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — Continued
	United Kingdom — Continued
104	National Grid plc	1,304
7	Next plc	588
2,748	Old Mutual plc (m)	8,921
1,315	Pearson plc (m)	27,506
1,305	Persimmon plc (a) (m)	26,417
144	Resolution Ltd.	825
63	Rexam plc	527
20	Rio Tinto plc	989
41	Royal Mail plc (a)	367
403	RSA Insurance Group plc	829
2,405	Safestore Holdings plc (m)	5,717
1,492	Segro plc (m)	7,812
17	Severn Trent plc	515
42	SSE plc	959
60	Standard Chartered plc	1,442
149	Standard Life plc	842
40	Tate & Lyle plc	505
81	TUI Travel plc	498
66	United Utilities Group plc	748
16,814	Vodafone Group plc (m)	61,587
182	WM Morrison Supermarkets plc	823

		355,890

	United States — 14.7%
72	3M Co.	9,008
138	AbbVie, Inc.	6,671
30	Air Products & Chemicals, Inc.	3,238
138	Analog Devices, Inc.	6,802
218	Apartment Investment & Management Co., Class A (m)	6,104
2,312	Applied Materials, Inc. (m)	41,265
83	Arthur J. Gallagher & Co.	3,918
48	Automatic Data Processing, Inc.	3,579
50	AvalonBay Communities, Inc. (m)	6,277
199	Aviv REIT, Inc. (m)	5,050
261	BioMed Realty Trust, Inc. (m)	5,203
33	Boston Properties, Inc. (m)	3,415
432	Brandywine Realty Trust (m)	6,153
833	Bristol-Myers Squibb Co. (m)	43,752
35	Camden Property Trust (m)	2,215
58	Capmark Financial Group, Inc.	339
150	CBL & Associates Properties, Inc. (m)	2,962
227	Chevron Corp. (m)	27,278
85	Cincinnati Financial Corp.	4,272
149	Cinemark Holdings, Inc.	4,897

SHARES		SECURITY DESCRIPTION	VALUE

		United States — Continued
1,897		Cisco Systems, Inc. (m)	42,691
566		CME Group, Inc. (m)	42,025
129		CMS Energy Corp.	3,542
190		Coca-Cola Co. (The)	7,537
911		ConocoPhillips (m)	66,798
1		Constar International, Inc., ADR (a) (i)	—
110		CubeSmart (m)	2,004
22		Cullen/Frost Bankers, Inc.	1,540
521		DCT Industrial Trust, Inc. (m)	4,035
53		Digital Realty Trust, Inc. (m)	2,535
625		Dow Chemical Co. (The) (m)	24,658
49		DTE Energy Co.	3,374
222		Duke Realty Corp. (m)	3,674
40		Dynegy, Inc. (a)	777
31		Edison International	1,495
485		Education Realty Trust, Inc. (m)	4,429
204		Equity One, Inc. (m)	4,916
86		Extra Space Storage, Inc. (m)	3,951
70		Fidelity National Information Services, Inc.	3,419
188		General Growth Properties, Inc. (m)	3,985
—	(h)	General Maritime Corp. (a) (i)	6
1		General Motors Co. (a)	19
204		HCP, Inc. (m)	8,450
156		Healthcare Realty Trust, Inc. (m)	3,741
52		Hershey Co. (The)	5,141
146		Highwoods Properties, Inc. (m)	5,639
434		Home Depot, Inc. (The) (m)	33,819
134		Hospitality Properties Trust (m)	3,937
80		Illinois Tool Works, Inc.	6,280
739		Johnson & Johnson (m)	68,425
92		KLA-Tencor Corp.	6,035
71		L Brands, Inc.	4,444
130		Liberty Property Trust (m)	4,835
657		Lorillard, Inc. (m)	33,497
31		M&T Bank Corp.	3,451
17		Marathon Petroleum Corp.	1,240
1,175		Masco Corp.	24,831
448		McDonald’s Corp. (m)	43,274
635		Merck & Co., Inc. (m)	28,616
421		MetLife, Inc. (m)	19,932
2,089		Microsoft Corp. (m)	73,851
119		Molex, Inc.	4,602
154		Mondelez International, Inc., Class A	5,187
—	(h)	Motors Liquidation Co. GUC Trust (a)	5
90		National Retail Properties, Inc. (m)	3,079

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	OCTOBER 31, 2013

SHARES		SECURITY DESCRIPTION	VALUE
Common Stocks — Continued
		United States — Continued
3		Neebo, Inc. (a) (i)	21
—	(h)	New Cotai LLC/New Cotai Capital Corp., Class B, ADR (a) (i)	73
18		New Holdco (a) (i)	1,604
210		NiSource, Inc.	6,612
53		Northern Trust Corp.	2,994
41		Occidental Petroleum Corp.	3,939
34		Omnicom Group, Inc.	2,309
605		PACCAR, Inc. (m)	33,619
101		Pennsylvania Real Estate Investment Trust (m)	1,829
365		Pfizer, Inc.	11,208
91		Philip Morris International, Inc.	8,125
44		PNC Financial Services Group, Inc. (The)	3,199
27		PPG Industries, Inc.	5,005
104		Procter & Gamble Co. (The)	8,419
108		Prologis, Inc. (m)	4,303
295		Real Mex Restaurants, Inc., Class B, ADR (a) (i)	–
75		Realty Income Corp. (m)	3,140
61		Regency Centers Corp. (m)	3,167
139		Select Income REIT (m)	3,838
425		Sempra Energy (m)	38,779
35		Simon Property Group, Inc. (m)	5,461
48		Snap-on, Inc.	5,029
3		Somerset Cayuga Holding Co., Inc. (a) (i)	78
75		T. Rowe Price Group, Inc.	5,827
104		Texas Instruments, Inc.	4,396
27		Time Warner Cable, Inc.	3,200
820		Time Warner, Inc. (m)	56,379
100		Travelers Cos., Inc. (The)	8,632
3		U.S. Concrete, Inc. (a)	73
226		United Technologies Corp. (m)	23,963
16		V.F. Corp.	3,379
114		Ventas, Inc. (m)	7,409
789		Verizon Communications, Inc. (m)	39,857
39		Vornado Realty Trust (m)	3,482
1,032		Wells Fargo & Co. (m)	44,060
560		Williams Cos., Inc. (The) (m)	19,993
109		Williams-Sonoma, Inc.	5,718
843		Xcel Energy, Inc. (m)	24,335
80		Yum! Brands, Inc.	5,383

			1,220,956

		Total Common Stocks (Cost $3,422,317)	3,841,207

PRINCIPAL/UNIT AMOUNT	SECURITY DESCRIPTION	VALUE
Convertible Bonds — 2.6%
	Australia — 0.1%
AUD 6,700	CFS Retail Property Trust Group, 5.750%, 07/04/16	6,803
	Paladin Energy Ltd.,
3,400	3.625%, 11/04/15	2,541
3,400	Reg. S., 6.000%, 04/30/17	2,380

		11,724

	Austria — 0.1%
EUR 341	IMMOFINANZ AG, 4.250%, 03/08/18	2,129
EUR 44	Steinhoff Finance Holding GmbH, 4.500%, 03/31/18	6,600

		8,729

	Belgium — 0.0% (g)
EUR 23	Nyrstar N.V., 7.000%, 07/10/14	3,138

	Bermuda — 0.1%
	Ship Finance International Ltd.,
2,377	3.250%, 02/01/18	2,469
2,000	3.750%, 02/10/16	2,054

		4,523

	Canada — 0.1%
5,043	Detour Gold Corp., 5.500%, 11/30/17	4,447
800	Petrominerales Ltd., 2.625%, 08/25/16	784
CAD 2,300	Quebecor, Inc., 4.125%, 10/15/18	2,584

		7,815

	Cayman Islands — 0.2%
6,100	Agile Property Holdings Ltd., 4.000%, 04/28/16	6,146
3,600	China Hongqiao Group Ltd., Reg. S., 6.500%, 04/10/17	3,753
3,900	Polarcus Ltd., 2.875%, 04/27/16	3,719

		13,618

	France — 0.2%
EUR 356	Air France-KLM, Reg. S., 2.030%, 02/15/23	5,222
EUR 297	Peugeot S.A., 4.450%, 01/01/16	10,481

		15,703

	India — 0.3%
5,300	Jaiprakash Power Ventures Ltd., 5.000%, 02/13/15	4,770
3,200	Sesa Sterlite Ltd., Reg. S., 5.000%, 10/31/14	3,179
6,870	Sterlite Industries India Ltd., 4.000%, 10/30/14	6,746
6,000	Tata Power Co., Ltd., 1.750%, 11/21/14	6,345
2,200	Tata Steel Ltd., 4.500%, 11/21/14	2,222

		23,262

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	17

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL/UNIT AMOUNT	SECURITY DESCRIPTION	VALUE
Convertible Bonds — Continued
	Italy — 0.0% (g)
EUR 22	Astaldi S.p.A., Reg. S., 4.500%, 01/31/19	3,578

	Luxembourg — 0.1%
EUR 24	Kloeckner & Co. Financial Services S.A., Reg. S., 2.500%, 12/22/17	3,111
7,400	TMK Bonds S.A., 5.250%, 02/11/15	7,511

		10,622

	Spain — 0.1%
EUR 46	Abengoa S.A., 4.500%, 02/03/17	6,215
EUR 20	OHL Investments S.A., 4.000%, 04/25/18	2,843

		9,058

	United Kingdom — 0.2%
8,400	Holdgrove Ltd., Reg. S., 1.000%, 09/24/17	8,333
3,100	Salamander Energy plc, 5.000%, 03/30/15	3,069
6,300	Vedanta Resources Jersey Ltd., 5.500%, 07/13/16	6,398

		17,800

	United States — 1.1%
1,913	Advanced Micro Devices, Inc., 6.000%, 05/01/15	1,989
5,044	AK Steel Corp., 5.000%, 11/15/19	5,375
5,939	Annaly Capital Management, Inc., 5.000%, 05/15/15	6,039
	Ares Capital Corp.,
4,742	4.375%, 01/15/19 (e)	4,748
1,896	4.750%, 01/15/18 (e)	1,947
4,795	4.875%, 03/15/17	5,005
	Chesapeake Energy Corp.,
2,818	2.250%, 12/15/38	2,654
3,634	2.500%, 05/15/37	3,689
6,047	Colony Financial, Inc., 5.000%, 04/15/23	6,277
3,150	Extra Space Storage LP, 2.375%, 07/01/33 (e)	3,174
2,195	Goodrich Petroleum Corp., 5.000%, 10/01/32	2,414
1,700	IAS Operating Partnership LP, 5.000%, 03/15/18 (e)	1,596
8,453	Intel Corp., 2.950%, 12/15/35	9,557
1	Micron Technology, Inc., 1.875%, 06/01/27	2
9,084	Peabody Energy Corp., 4.750%, 12/15/41	7,517
	Prospect Capital Corp.,
960	5.375%, 10/15/17	1,009
5,297	5.750%, 03/15/18	5,542
2,820	5.875%, 01/15/19 (e)	2,915
114	Real Mex Restaurants, Inc., 1.120%, 03/21/18 (i)	—

PRINCIPAL/ AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
5,000	Redwood Trust, Inc., 4.625%, 04/15/18	5,044
5,210	Royal Gold, Inc., 2.875%, 06/15/19	4,953
144	Somerset Cayuga Holding Co., Inc., PIK, 20.000%, 06/15/17 (e) (i)	335
5,710	Starwood Property Trust, Inc., 4.550%, 03/01/18	6,106
2,396	United States Steel Corp., 2.750%, 04/01/19	2,947

		90,834

	Total Convertible Bonds (Cost $214,590)	220,404

Corporate Bonds — 26.7%
	Australia — 0.2%
553	Ausdrill Finance Pty Ltd., 6.875%, 11/01/19 (e)	513
424	Bluescope Steel Ltd./Bluescope Steel Finance, 7.125%, 05/01/18 (e)	438
	FMG Resources August 2006 Pty Ltd.,
200	6.000%, 04/01/17 (e)	209
750	6.375%, 02/01/16 (e)	782
925	6.875%, 02/01/18 (e)	980
2,912	6.875%, 04/01/22 (e)	3,094
500	7.000%, 11/01/15 (e)	519
9,928	8.250%, 11/01/19 (e)	11,020
1,560	Nufarm Australia Ltd., 6.375%, 10/15/19 (e)	1,607

		19,162

	Austria — 0.0% (g)
365	ESAL GmbH, 6.250%, 02/05/23 (e)	332
200	Sappi Papier Holding GmbH, 8.375%, 06/15/19 (e)	212

		544

	Azerbaijan — 0.1%
	State Oil Co. of the Azerbaijan Republic,
1,000	5.450%, 02/09/17	1,068
3,650	Reg. S., 4.750%, 03/13/23	3,513

		4,581

	Bahamas — 0.0% (g)
	Ultrapetrol Bahamas Ltd.,
143	8.875%, 06/15/21 (e)	152
1,820	8.875%, 06/15/21 (e)	1,947

		2,099

	Bermuda — 0.2%
	Aircastle Ltd.,
282	6.250%, 12/01/19	300

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	OCTOBER 31, 2013

PRINCIPAL/ AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Bermuda — Continued
3,400	6.750%, 04/15/17	3,731
3,680	7.625%, 04/15/20	4,122
	Seadrill Ltd.,
1,169	5.625%, 09/15/17 (e)	1,207
1,800	6.125%, 09/15/20 (e)	1,809
200	6.500%, 10/05/15	210
815	Viking Cruises Ltd., 8.500%, 10/15/22 (e)	913

		12,292

	Brazil — 0.0% (g)
680	Samarco Mineracao S.A., 5.750%, 10/24/23 (e)	680

	Canada — 0.6%
459	Ainsworth Lumber Co., Ltd., 7.500%, 12/15/17 (e)	496
	Bombardier, Inc.,
1,273	6.125%, 01/15/23 (e)	1,289
5,213	7.750%, 03/15/20 (e)	5,943
1,140	Brookfield Residential Properties, Inc., 6.500%, 12/15/20 (e)	1,174
562	Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp., 6.125%, 07/01/22 (e)	558
635	Cascades, Inc., 7.750%, 12/15/17	662
490	Cogeco Cable, Inc., 4.875%, 05/01/20 (e)	480
	FQM Akubra, Inc.,
455	7.500%, 06/01/21 (e)	482
1,815	8.750%, 06/01/20 (e)	2,006
	Garda World Security Corp.,
1,982	9.750%, 03/15/17 (e)	2,140
550	KGHM International Ltd., 7.750%, 06/15/19 (e)	573
	Kodiak Oil & Gas Corp.,
489	5.500%, 01/15/21 (e)	501
563	5.500%, 02/01/22 (e)	575
3,200	8.125%, 12/01/19	3,552
1,659	Masonite International Corp., 8.250%, 04/15/21 (e)	1,825
793	Mattamy Group Corp., 6.500%, 11/15/20 (e)	783
	MEG Energy Corp.,
568	6.375%, 01/30/23 (e)	572
650	6.500%, 03/15/21 (e)	678
985	7.000%, 03/31/24 (e)	1,007
275	Mood Media Corp., 9.250%, 10/15/20 (e)	243
	New Gold, Inc.,
475	6.250%, 11/15/22 (e)	468

PRINCIPAL/ AMOUNT	SECURITY DESCRIPTION	VALUE

	Canada — Continued
454	7.000%, 04/15/20 (e)	470
1,430	NOVA Chemicals Corp., 5.250%, 08/01/23 (e)	1,459
2,125	Novelis, Inc., 8.750%, 12/15/20	2,364
	Precision Drilling Corp.,
210	6.500%, 12/15/21	224
885	6.625%, 11/15/20	942
	Quebecor Media, Inc.,
4,090	5.750%, 01/15/23	3,957
2,587	7.750%, 03/15/16	2,632
	Quebecor World Capital Escrow Corp.,
50	6.125%, 11/15/13 (d) (i)	—	(h)
50	9.750%, 01/15/15 (d) (i)	1
915	Taseko Mines Ltd., 7.750%, 04/15/19	913
965	Telesat Canada/Telesat LLC, 6.000%, 05/15/17 (e)	1,008
4,028	Trinidad Drilling Ltd., 7.875%, 01/15/19 (e)	4,310
1,000	Videotron Laurentian Ltd., 5.000%, 07/15/22	983

		45,270

	Cayman Islands — 0.2%
650	Odebrecht Offshore Drilling Finance Ltd., 6.750%, 10/01/22	678
	Seagate HDD Cayman,
1,100	3.750%, 11/15/18 (e)	1,100
233	4.750%, 06/01/23 (e)	226
295	6.875%, 05/01/20	324
101	7.000%, 11/01/21	111
20	Seagate Technology HDD Holdings, 6.800%, 10/01/16	23
625	Shelf Drilling Holdings Ltd., 8.625%, 11/01/18 (e)	673
350	Tamweel Funding Ltd., 5.154%, 01/18/17	370
8,300	UPCB Finance III Ltd., 6.625%, 07/01/20 (e)	8,860
1,800	UPCB Finance V Ltd., 7.250%, 11/15/21 (e)	1,976
2,965	UPCB Finance VI Ltd., 6.875%, 01/15/22 (e)	3,195

		17,536

	Chile — 0.0% (g)
1,400	Cencosud S.A., Reg. S., 5.500%, 01/20/21	1,456

	Colombia — 0.0% (g)
1,250	Ecopetrol S.A., 5.875%, 09/18/23	1,357

	Costa Rica — 0.0% (g)
1,890	Banco de Costa Rica, 5.250%, 08/12/18 (e)	1,909
	Instituto Costarricense de Electricidad,
520	6.375%, 05/15/43 (e)	463
350	Reg. S., 6.950%, 11/10/21	369

		2,741

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	19

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL/ AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Croatia — 0.0% (g)
2,940	Hrvatska Elektroprivreda, Reg. S., 6.000%, 11/09/17	3,013

	Dominican Republic — 0.1%
4,380	Banco de Reservas de la Republica Dominicana, 7.000%, 02/01/23 (e)	4,172

	Finland — 0.0% (g)
	Nokia OYJ,
904	5.375%, 05/15/19	932
434	6.625%, 05/15/39	428

		1,360

	France — 0.0% (g)
675	Lafarge S.A., 7.125%, 07/15/36	697
150	Pernod Ricard S.A., 5.750%, 04/07/21 (e)	168

		865

	Georgia — 0.1%
6,730	Georgian Railway JSC, 7.750%, 07/11/22 (e)	7,277

	Germany — 0.0% (g)
2,002	Deutsche Bank AG, 10.500%, 12/23/26 (e) (i)	1,844
	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH,
EUR647	5.125%, 01/21/23 (e)	861
660	5.500%, 01/15/23 (e)	652

		3,357

	Hungary — 0.0% (g)
710	MFB Magyar Fejlesztesi Bank Zrt, 6.250%, 10/21/20 (e)	726

	Indonesia — 0.1%
	Pertamina Persero PT,
820	5.625%, 05/20/43 (e)	689
3,100	Reg. S., 5.250%, 05/23/21	3,100

		3,789

	Ireland — 0.2%
1,500	Alfa Bank OJSC Via Alfa Bond Issuance plc, Reg. S., 7.750%, 04/28/21	1,631
	Ardagh Packaging Finance plc,
1,625	7.375%, 10/15/17 (e)	1,747
8,733	9.125%, 10/15/20 (e)	9,410
	Ardagh Packaging Finance plc/Ardagh MP Holdings USA, Inc.,
200	4.875%, 11/15/22 (e)	197
500	7.000%, 11/15/20 (e)	497
252	9.125%, 10/15/20 (e)	270

PRINCIPAL/ AMOUNT	SECURITY DESCRIPTION	VALUE

	Ireland — Continued
1,000	Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 7.748%, 02/02/21 (e)	1,095

		14,847

	Japan — 0.1%
1,400	eAccess Ltd., 8.250%, 04/01/18 (e)	1,533
2,589	SoftBank Corp., 4.500%, 04/15/20 (e)	2,563

		4,096

	Kazakhstan — 0.1%
	KazMunayGas National Co. JSC,
1,380	5.750%, 04/30/43 (e)	1,256
8,330	Reg. S., 11.750%, 01/23/15	9,308

		10,564

	Liberia — 0.0% (g)
1,315	Royal Caribbean Cruises Ltd., 5.250%, 11/15/22	1,315

	Luxembourg — 1.0%
311	Altice Financing S.A., 7.875%, 12/15/19 (e)	337
200	Altice Finco S.A., 9.875%, 12/15/20 (e)	224
	APERAM,
1,055	7.375%, 04/01/16 (e)	1,087
590	7.750%, 04/01/18 (e)	599
	ArcelorMittal,
2,900	5.111%, 02/25/17	3,063
4,350	6.750%, 02/25/22	4,731
1,000	7.250%, 03/01/41	963
2,000	7.500%, 10/15/39	1,975
2,500	10.350%, 06/01/19	3,162
425	Calcipar S.A., 6.875%, 05/01/18 (e)	446
520	Capsugel S.A., 7.000%, 05/15/19 (e)	520
1,385	ConvaTec Finance International S.A., PIK, 9.000%, 01/15/19 (e)	1,428
3,134	ConvaTec Healthcare E S.A., 10.500%, 12/15/18 (e)	3,549
1,378	INEOS Group Holdings S.A., 6.125%, 08/15/18 (e)	1,392
	Intelsat Jackson Holdings S.A.,
1,180	5.500%, 08/01/23 (e)	1,139
10,390	6.625%, 12/15/22 (e)	10,598
16,752	7.250%, 10/15/20	18,176
2,450	7.500%, 04/01/21	2,670
	Intelsat Luxembourg S.A.,
3,767	7.750%, 06/01/21 (e)	3,974
1,413	8.125%, 06/01/23 (e)	1,494

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	OCTOBER 31, 2013

PRINCIPAL/ AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Luxembourg — Continued
	Mallinckrodt International Finance S.A.,
160	3.500%, 04/15/18 (e)	160
600	4.750%, 04/15/23 (e)	578
1,200	MOL Group Finance S.A., 6.250%, 09/26/19	1,230
1,740	Nielsen Co. Luxembourg SARL (The), 5.500%, 10/01/21 (e)	1,788
	NII International Telecom S.C.A.,
682	7.875%, 08/15/19 (e)	593
957	11.375%, 08/15/19 (e)	909
	Russian Agricultural Bank OJSC Via RSHB Capital S.A.,
1,400	5.100%, 07/25/18 (e)	1,432
5,150	Reg. S., 9.000%, 06/11/14	5,375
911	Stackpole International Intermediate Co. S.A./Stackpole International Powder Meta, 7.750%, 10/15/21 (e)	947
4,394	Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., 8.750%, 02/01/19 (e)	4,383
	Wind Acquisition Finance S.A.,
584	6.500%, 04/30/20 (e)	602
4,592	7.250%, 02/15/18 (e)	4,832
1,330	11.750%, 07/15/17 (e)	1,413

		85,769

	Mexico — 0.1%
	Cemex S.A.B. de C.V.,
300	5.875%, 03/25/19 (e)	294
875	6.500%, 12/10/19 (e)	888
1,732	7.250%, 01/15/21 (e)	1,764
2,500	9.000%, 01/11/18 (e)	2,713
300	VAR, 4.999%, 10/15/18 (e)	308
1,700	VAR, 5.248%, 09/30/15 (e)	1,745
540	Comision Federal de Electricidad, 4.875%, 01/15/24 (e)	547

		8,259

	Netherlands — 0.3%
985	Basell Finance Co., B.V., 8.100%, 03/15/27 (e)	1,286
1,400	Bluewater Holding B.V., Reg. S., VAR, 3.244%, 07/17/14	1,390
746	InterGen N.V., 7.000%, 06/30/23 (e)	770
	LyondellBasell Industries N.V.,
1,160	5.000%, 04/15/19	1,298
2,225	6.000%, 11/15/21	2,589
700	Marfrig Holding Europe B.V., 8.375%, 05/09/18	660

PRINCIPAL/ AMOUNT	SECURITY DESCRIPTION	VALUE

	Netherlands — Continued
	NXP B.V./NXP Funding LLC,
268	3.500%, 09/15/16 (e)	275
1,000	3.750%, 06/01/18 (e)	1,002
2,652	5.750%, 02/15/21 (e)	2,765
1,324	5.750%, 03/15/23 (e)	1,364
3,425	Schaeffler Finance B.V., 4.750%, 05/15/21 (e)	3,416
	Sensata Technologies B.V.,
652	4.875%, 10/15/23 (e)	633
3,440	6.500%, 05/15/19 (e)	3,715
425	syncreon Group B.V./syncreon Global Finance U.S., Inc., 8.625%, 11/01/21 (e)	430
	VimpelCom Holdings B.V.,
540	5.200%, 02/13/19 (e)	540
200	5.950%, 02/13/23 (e)	193
200	6.255%, 03/01/17 (e)	213
500	7.504%, 03/01/22 (e)	536
200	VAR, 4.248%, 06/29/14 (e)	201

		23,276

	Nigeria — 0.0% (g)
1,200	Sea Trucks Group, 9.000%, 03/26/18 (e)	1,134

	Norway — 0.0% (g)
1,097	Petroleum Geo-Services ASA, 7.375%, 12/15/18 (e)	1,174

	Singapore — 0.0% (g)
480	Flextronics International Ltd., 5.000%, 02/15/23	479

	Spain — 0.0% (g)
	Cemex Espana Luxembourg,
1,075	9.250%, 05/12/20 (e)	1,172
1,025	9.875%, 04/30/19 (e)	1,158

		2,330

	United Kingdom — 0.4%
	Barclays Bank plc,
320	6.050%, 12/04/17 (e)	360
570	7.625%, 11/21/22	588
3,585	CEVA Group plc, 8.375%, 12/01/17 (e)	3,710
	Ineos Finance plc,
2,425	7.500%, 05/01/20 (e)	2,650
4,150	8.375%, 02/15/19 (e)	4,627
218	Inmarsat Finance plc, 7.375%, 12/01/17 (e)	227
300	Jaguar Land Rover Automotive plc, 5.625%, 02/01/23 (e)	298
410	MISA Investments Ltd., PIK, 9.375%, 08/15/18 (e)	424

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	21

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL/ AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	United Kingdom — Continued
GBP436	New Look Bondco I plc, 8.750%, 05/14/18 (e)	739
	Royal Bank of Scotland Group plc,
1,798	6.100%, 06/10/23	1,849
2,652	6.125%, 12/15/22	2,742
2,032	Royal Bank of Scotland plc (The), Reg. S., VAR, 9.500%, 03/16/22	2,367
2,000	Studio City Finance Ltd., 8.500%, 12/01/20 (e)	2,210
	Virgin Media Finance plc,
343	6.375%, 04/15/23 (e)	351
568	8.375%, 10/15/19	620
	Virgin Media Secured Finance plc,
5,693	5.375%, 04/15/21 (e)	5,722
1,410	6.500%, 01/15/18	1,466

		30,950

	United States — 22.8%
528	Acadia Healthcare Co., Inc., 6.125%, 03/15/21 (e)	539
	Accellent, Inc.,
3,550	8.375%, 02/01/17	3,723
750	10.000%, 11/01/17	713
	Access Midstream Partners LP/ACMP Finance Corp.,
1,115	4.875%, 05/15/23	1,109
242	5.875%, 04/15/21	260
3,470	6.125%, 07/15/22	3,722
1,695	ACCO Brands Corp., 6.750%, 04/30/20	1,703
2,620	ACE Cash Express, Inc., 11.000%, 02/01/19 (e)	2,332
425	ACI Worldwide, Inc., 6.375%, 08/15/20 (e)	444
	Activision Blizzard, Inc.,
585	5.625%, 09/15/21 (e)	605
220	6.125%, 09/15/23 (e)	230
290	Actuant Corp., 5.625%, 06/15/22	291
	ADT Corp. (The),
370	3.500%, 07/15/22	325
2,094	4.125%, 06/15/23	1,888
3,310	6.250%, 10/15/21 (e)	3,513
	Advanced Micro Devices, Inc.,
333	7.500%, 08/15/22	323
706	7.750%, 08/01/20	706
	AES Corp.,
257	8.000%, 10/15/17	303
1,135	8.000%, 06/01/20	1,325

PRINCIPAL/ AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
1,450	AES Eastern Energy LP, 9.000%, 01/02/17 (d) (i)	—
1,075	AK Steel Corp., 8.750%, 12/01/18	1,182
	Alcatel-Lucent USA, Inc.,
5,681	6.450%, 03/15/29	4,999
386	8.875%, 01/01/20 (e)	418
293	Alere, Inc., 6.500%, 06/15/20	300
	Aleris International, Inc.,
604	7.625%, 02/15/18	640
444	7.875%, 11/01/20	471
475	Alliance One International, Inc., 9.875%, 07/15/21 (e)	456
672	Alliant Techsystems, Inc., 5.250%, 10/01/21 (e)	676
3,825	Allison Transmission, Inc., 7.125%, 05/15/19 (e)	4,121
21,145	Allstate Corp. (The), VAR, 5.750%, 08/15/53	21,621
	Ally Financial, Inc.,
7,971	4.625%, 06/26/15	8,320
9,072	5.500%, 02/15/17	9,798
4,000	6.250%, 12/01/17	4,430
4,900	7.500%, 09/15/20	5,733
2,560	8.000%, 03/15/20	3,040
5,225	8.000%, 11/01/31	6,231
167	Alphabet Holding Co., Inc., PIK, 8.500%, 11/01/17	173
1,089	Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 9.625%, 10/15/18	1,160
	AMC Entertainment, Inc.,
2,350	8.750%, 06/01/19	2,529
1,850	9.750%, 12/01/20	2,114
3,450	American Axle & Manufacturing, Inc., 7.750%, 11/15/19	3,898
4,455	American Express Co., VAR, 6.800%, 09/01/66	4,756
	American International Group, Inc.,
15,427	6.250%, 03/15/37	15,620
4,287	VAR, 8.175%, 05/15/68	5,284
1,000	American Stores Co. LLC, 7.100%, 03/20/28	1,196
	AmeriGas Finance LLC/AmeriGas Finance Corp.,
350	6.750%, 05/20/20	381
450	7.000%, 05/20/22	486
	AmeriGas Partners LP/AmeriGas Finance Corp.,
1,285	6.250%, 08/20/19	1,375
84	6.500%, 05/20/21	90
	Amkor Technology, Inc.,
780	6.375%, 10/01/22	768

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	OCTOBER 31, 2013

PRINCIPAL/ AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	United States — Continued
950	6.625%, 06/01/21	950
2,600	7.375%, 05/01/18	2,753
685	AmSouth Bancorp, 6.750%, 11/01/25	744
250	Amsted Industries, Inc., 8.125%, 03/15/18 (e)	265
520	Amsurg Corp., 5.625%, 11/30/20	523
4,525	Anixter, Inc., 5.625%, 05/01/19	4,751
	Antero Resources Finance Corp.,
1,625	5.375%, 11/01/21 (e)	1,651
1,140	6.000%, 12/01/20	1,203
1,750	ARAMARK Corp., 5.750%, 03/15/20 (e)	1,833
	Arch Coal, Inc.,
400	7.000%, 06/15/19	310
2,950	7.250%, 06/15/21	2,249
1,075	8.750%, 08/01/16	1,075
255	9.875%, 06/15/19	217
507	Artesyn Escrow, Inc., 9.750%, 10/15/20 (e)	522
980	A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC, 7.875%, 12/15/20 (e)	1,014
	Ashland, Inc.,
812	3.000%, 03/15/16	829
1,000	3.875%, 04/15/18	1,005
5,047	4.750%, 08/15/22	4,845
282	Ashtead Capital, Inc., 6.500%, 07/15/22 (e)	302
2,500	Atkore International, Inc., 9.875%, 01/01/18	2,700
	Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.,
900	4.750%, 11/15/21 (e)	846
890	5.875%, 08/01/23 (e)	874
400	6.625%, 10/01/20	420
	Audatex North America, Inc.,
4,891	6.000%, 06/15/21 (e)	5,050
227	6.125%, 11/01/23 (e)	230
391	6.750%, 06/15/18	418
275	AutoNation, Inc., 5.500%, 02/01/20	295
	Avaya, Inc.,
8,150	7.000%, 04/01/19 (e)	7,783
979	10.500%, 03/01/21 (e)	852
	Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
330	4.875%, 11/15/17	344
4,840	5.500%, 04/01/23	4,743
4,920	8.250%, 01/15/19	5,363
1,500	9.750%, 03/15/20	1,755
1,450	B&G Foods, Inc., 4.625%, 06/01/21	1,416

PRINCIPAL/ AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
	B/E Aerospace, Inc.,
1,309	5.250%, 04/01/22	1,345
2,894	6.875%, 10/01/20	3,191
	Ball Corp.,
230	4.000%, 11/15/23	212
675	5.000%, 03/15/22	680
270	5.750%, 05/15/21	285
	Bank of America Corp.,
440	5.625%, 07/01/20	504
955	5.875%, 01/05/21	1,108
522	Bankrate, Inc., 6.125%, 08/15/18 (e)	538
	Basic Energy Services, Inc.,
175	7.750%, 02/15/19	181
1,678	7.750%, 10/15/22	1,695
223	BC Mountain LLC/BC Mountain Finance, Inc., 7.000%, 02/01/21 (e)	226
4,350	Belden, Inc., 5.500%, 09/01/22 (e)	4,350
	Berry Plastics Corp.,
1,170	9.500%, 05/15/18	1,270
1,115	9.750%, 01/15/21	1,310
660	Best Buy Co., Inc., 5.000%, 08/01/18	692
	Bill Barrett Corp.,
1,525	7.000%, 10/15/22	1,532
1,467	7.625%, 10/01/19	1,548
472	BI-LO LLC/BI-LO Finance Corp., PIK, 9.375%, 09/15/18 (e)	487
	Biomet, Inc.,
8,855	6.500%, 08/01/20	9,408
1,300	6.500%, 10/01/20	1,352
	Boise Cascade Co.,
1,196	6.375%, 11/01/20 (e)	1,250
925	Boise Paper Holdings LLC/Boise Co-Issuer Co., 8.000%, 04/01/20	1,048
360	Bonanza Creek Energy, Inc., 6.750%, 04/15/21	382
	BreitBurn Energy Partners LP/BreitBurn Finance Corp.,
1,325	7.875%, 04/15/22	1,338
3,750	8.625%, 10/15/20	3,985
899	Briggs & Stratton Corp., 6.875%, 12/15/20	982
1,905	Brightstar Corp., 9.500%, 12/01/16 (e)	2,095
	Building Materials Corp. of America,
2,325	6.750%, 05/01/21 (e)	2,528
500	6.875%, 08/15/18 (e)	533
2,300	7.500%, 03/15/20 (e)	2,478

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	23

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL/ AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	United States — Continued
7,691	Bumble Bee Holdings, Inc., 9.000%, 12/15/17 (e)	8,441
600	Burger King Corp., 9.875%, 10/15/18	673
	Cablevision Systems Corp.,
3,300	8.000%, 04/15/20	3,745
3,000	8.625%, 09/15/17	3,495
	Caesars Entertainment Operating Co., Inc.,
5,570	8.500%, 02/15/20	5,145
10,800	9.000%, 02/15/20	10,125
8,140	11.250%, 06/01/17	8,120
2,100	Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Properties, 8.000%, 10/01/20 (e)	2,105
	Calpine Corp.,
1,532	5.875%, 01/15/24 (e)	1,536
1,066	6.000%, 01/15/22 (e)	1,106
1,184	7.500%, 02/15/21 (e)	1,278
2,475	7.875%, 07/31/20 (e)	2,704
5,416	7.875%, 01/15/23 (e)	5,890
	Calumet Specialty Products Partners LP/Calumet Finance Corp.,
85	9.375%, 05/01/19	94
827	9.625%, 08/01/20	927
610	Cantor Commercial Real Estate Co. LP/CCRE Finance Corp., 7.750%, 02/15/18 (e)	636
4,135	Capmark Financial Group, Inc., Escrow, 0.000%, 05/10/10 (d)	55
3,300	Case New Holland, Inc., 7.875%, 12/01/17	3,906
1,610	Casella Waste Systems, Inc., 7.750%, 02/15/19	1,626
1,411	Catalent Pharma Solutions, Inc., 7.875%, 10/15/18	1,432
1,255	CBRE Services, Inc., 6.625%, 10/15/20	1,352
330	CCM Merger, Inc., 9.125%, 05/01/19 (e)	350
	CCO Holdings LLC/CCO Holdings Capital Corp.,
313	5.125%, 02/15/23	291
5,416	5.250%, 03/15/21 (e)	5,227
5,005	5.250%, 09/30/22	4,705
630	5.750%, 09/01/23 (e)	599
1,275	5.750%, 01/15/24	1,208
3,208	6.500%, 04/30/21	3,336
2,073	7.000%, 01/15/19	2,198
3,960	7.375%, 06/01/20	4,326
1,172	8.125%, 04/30/20	1,283
7,588	CDW LLC/CDW Finance Corp., 8.500%, 04/01/19	8,404

PRINCIPAL/ AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
1,095	Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., 5.250%, 03/15/21 (e)	1,079
	Celanese US Holdings LLC,
975	4.625%, 11/15/22	958
175	6.625%, 10/15/18	189
4,690	Cemex Finance LLC, 9.375%, 10/12/22 (e)	5,265
5,450	Central Garden & Pet Co., 8.250%, 03/01/18	5,491
	CenturyLink, Inc.,
500	5.625%, 04/01/20	508
11,146	5.800%, 03/15/22	11,035
1,224	Cenveo Corp., 8.875%, 02/01/18	1,233
	Cequel Communications Holdings I LLC/Cequel Capital Corp.,
250	5.125%, 12/15/21 (e)	242
824	6.375%, 09/15/20 (e)	855
673	Ceridian Corp., 8.875%, 07/15/19 (e)	779
1,435	Chemtura Corp., 5.750%, 07/15/21	1,453
	Chesapeake Energy Corp.,
303	3.250%, 03/15/16	307
680	5.375%, 06/15/21	707
680	5.750%, 03/15/23	721
1,642	6.125%, 02/15/21	1,794
5,450	6.625%, 08/15/20	6,145
1,000	6.875%, 11/15/20	1,130
600	Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19	628
543	Chinos Intermediate Holdings A, Inc., PIK, 0.000%, 05/01/19 (e)	546
875	Chiquita Brands International, Inc./Chiquita Brands LLC, 7.875%, 02/01/21 (e)	949
12,664	Chrysler Group LLC/CG Co-Issuer, Inc., 8.250%, 06/15/21	14,326
	CHS/Community Health Systems, Inc.,
750	5.125%, 08/15/18	780
900	7.125%, 07/15/20	947
1,235	8.000%, 11/15/19	1,339
142	Chukchansi Economic Development Authority, 9.750%, 05/30/20 (d) (e) (i)	81
2,065	Cimarex Energy Co., 5.875%, 05/01/22	2,199
	Cincinnati Bell, Inc.,
440	8.375%, 10/15/20	469
386	8.750%, 03/15/18	409
	Cinemark USA, Inc.,
2,550	4.875%, 06/01/23	2,429
912	5.125%, 12/15/22	892
1,005	7.375%, 06/15/21	1,100

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	OCTOBER 31, 2013

PRINCIPAL/ AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	United States — Continued
	CIT Group, Inc.,
5,649	4.250%, 08/15/17	5,925
2,161	5.000%, 05/15/17	2,323
2,573	5.000%, 08/15/22	2,605
4,650	5.250%, 03/15/18	5,028
1,727	5.375%, 05/15/20	1,850
500	5.500%, 02/15/19 (e)	541
2,580	6.625%, 04/01/18 (e)	2,925
1,025	Citgo Petroleum Corp., 11.500%, 07/01/17 (e)	1,127
	CityCenter Holdings LLC/CityCenter Finance Corp.,
3,690	7.625%, 01/15/16	3,880
1,316	PIK, 10.750%, 01/15/17	1,411
	Claire’s Stores, Inc.,
400	7.750%, 06/01/20 (e)	398
5,600	8.875%, 03/15/19	6,090
11,250	9.000%, 03/15/19 (e)	12,572
385	Clean Harbors, Inc., 5.125%, 06/01/21	390
517	Clear Channel Communications, Inc., 9.000%, 12/15/19	525
	Clear Channel Worldwide Holdings, Inc.,
675	6.500%, 11/15/22	702
22,025	6.500%, 11/15/22	23,126
115	7.625%, 03/15/20	122
6,463	7.625%, 03/15/20	6,899
430	Clearwater Paper Corp., 4.500%, 02/01/23	393
	Clearwire Communications LLC/Clearwire Finance, Inc.,
2,189	12.000%, 12/01/15 (e)	2,270
1,450	14.750%, 12/01/16 (e)	1,986
233	Cleaver-Brooks, Inc., 8.750%, 12/15/19 (e)	253
147	Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.500%, 12/15/19	159
2,655	CNG Holdings, Inc., 9.375%, 05/15/20 (e)	2,516
	CNH Capital LLC,
600	3.625%, 04/15/18	608
800	3.875%, 11/01/15	825
730	CNL Lifestyle Properties, Inc., 7.250%, 04/15/19	759
1,597	Coeur Mining, Inc., 7.875%, 02/01/21 (e)	1,633
380	Columbus McKinnon Corp., 7.875%, 02/01/19	408
	Commercial Metals Co.,
625	4.875%, 05/15/23	594
545	6.500%, 07/15/17	602
600	7.350%, 08/15/18	684

PRINCIPAL/ AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
3,141	CommScope, Inc., 8.250%, 01/15/19 (e)	3,447
350	Community Choice Financial, Inc., 10.750%, 05/01/19	332
	Comstock Resources, Inc.,
516	7.750%, 04/01/19	539
1,417	9.500%, 06/15/20	1,573
	Concho Resources, Inc.,
593	5.500%, 04/01/23	615
2,215	6.500%, 01/15/22	2,420
731	7.000%, 01/15/21	815
	CONSOL Energy, Inc.,
275	6.375%, 03/01/21	288
620	8.000%, 04/01/17	657
1,745	8.250%, 04/01/20	1,909
49	Constar International, Inc., 11.000%, 12/31/17 (d) (i)	7
	Constellation Brands, Inc.,
299	3.750%, 05/01/21	287
602	4.250%, 05/01/23	577
510	6.000%, 05/01/22	556
1,000	7.250%, 09/01/16	1,141
450	7.250%, 05/15/17	524
2,534	Continental Airlines 2003-ERJ1 Pass-Through Trust, 7.875%, 07/02/18	2,698
82	Continental Airlines 2004-ERJ1 Pass-Through Trust, 9.558%, 09/01/19	91
1,413	Continental Airlines 2005-ERJ1 Pass-Through Trust, 9.798%, 04/01/21	1,575
402	Continental Airlines 2012-3 Class C Pass-Thru Certificates, Class C, 6.125%, 04/29/18	413
	Continental Resources, Inc.,
1,200	5.000%, 09/15/22	1,250
500	7.125%, 04/01/21	560
475	7.375%, 10/01/20	529
2,200	Corrections Corp. of America, 4.125%, 04/01/20	2,150
577	Covanta Holding Corp., 6.375%, 10/01/22	596
1,965	Crestview DS Merger Sub II, Inc., 10.000%, 09/01/21 (e)	2,044
	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.,
349	6.000%, 12/15/20 (e)	357
1,030	6.125%, 03/01/22 (e)	1,053
500	7.750%, 04/01/19	539
2,861	Cricket Communications, Inc., 7.750%, 10/15/20	3,269

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	25

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL/ AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	United States — Continued
	Crosstex Energy LP/Crosstex Energy Finance Corp.,
701	7.125%, 06/01/22	805
5,125	8.875%, 02/15/18	5,458
770	Crown Americas LLC/Crown Americas Capital Corp. IV, 4.500%, 01/15/23 (e)	722
2,602	Crown Castle International Corp., 5.250%, 01/15/23	2,576
520	CSC Holdings LLC, 8.625%, 02/15/19	615
433	CST Brands, Inc., 5.000%, 05/01/23 (e)	419
1,103	CVR Refining LLC/Coffeyville Finance, Inc., 6.500%, 11/01/22	1,106
405	CyrusOne LP/CyrusOne Finance Corp., 6.375%, 11/15/22	408
	Dana Holding Corp.,
2,500	5.375%, 09/15/21	2,556
1,300	6.500%, 02/15/19	1,391
559	6.750%, 02/15/21	608
	DaVita HealthCare Partners, Inc.,
1,204	6.375%, 11/01/18	1,263
3,410	6.625%, 11/01/20	3,636
5,135	DCP Midstream LLC, VAR, 5.850%, 05/21/43 (e)	4,801
465	DDR Corp., 7.875%, 09/01/20	577
	Dean Foods Co.,
450	7.000%, 06/01/16	501
150	9.750%, 12/15/18	170
7,130	Del Monte Corp., 7.625%, 02/15/19	7,424
88	Delta Air Lines 2007-1 Class B Pass-Through Trust, 8.021%, 08/10/22	95
265	Delta Air Lines 2007-1 Class C Pass-Through Trust, 8.954%, 08/10/14	270
49	Delta Air Lines 2009-1 Series B Pass-Through Trust, 9.750%, 12/17/16	55
463	Delta Air Lines 2012-1 Class A Pass-Through Trust, 4.750%, 05/07/20	492
1,019	Delta Air Lines 2012-1 Class B Pass-Through Trust, 6.875%, 05/07/19 (e)	1,073
2,080	Deluxe Corp., 7.000%, 03/15/19	2,236
4,819	Denali Borrower LLC/Denali Finance Corp., 5.625%, 10/15/20 (e)	4,771
2,800	Denbury Resources, Inc., 8.250%, 02/15/20	3,080
687	Diamondback Energy, Inc., 7.625%, 10/01/21 (e)	718
600	DineEquity, Inc., 9.500%, 10/30/18	667
	DISH DBS Corp.,
300	4.625%, 07/15/17	312

PRINCIPAL/ AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
908	5.000%, 03/15/23	868
506	5.125%, 05/01/20	512
2,930	5.875%, 07/15/22	3,000
8,858	6.750%, 06/01/21	9,589
3,925	7.125%, 02/01/16	4,337
13,451	7.875%, 09/01/19	15,637
	DJO Finance LLC/DJO Finance Corp.,
2,550	7.750%, 04/15/18	2,575
2,705	8.750%, 03/15/18	2,962
589	Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.500%, 07/01/19 (e)	585
1,390	DreamWorks Animation SKG, Inc., 6.875%, 08/15/20 (e)	1,479
833	DuPont Fabros Technology LP, 5.875%, 09/15/21 (e)	854
632	Dycom Investments, Inc., 7.125%, 01/15/21	671
	Dynegy Holdings LLC,
100	7.125%, 05/15/18 (d) (i)	—	(h)
2,000	7.750%, 06/01/19 (d) (i)	5
600	Dynegy Roseton LLC/Dynegy Danskammer LLC Pass-Through Trust, 7.670%, 11/08/16 (d) (i)	11
818	Dynegy, Inc., 5.875%, 06/01/23 (e)	773
	E*TRADE Financial Corp.,
285	6.000%, 11/15/17	302
1,005	6.375%, 11/15/19	1,075
4,075	Easton-Bell Sports, Inc., 9.750%, 12/01/16	4,294
	Edison Mission Energy,
54	7.000%, 05/15/17 (d)	39
1,546	7.200%, 05/15/19 (d)	1,129
2,500	El Paso LLC, 7.250%, 06/01/18	2,832
25	El Paso Pipeline Partners Operating Co. LLC, 6.500%, 04/01/20	29
4,443	Embarq Corp., 7.995%, 06/01/36	4,526
	Endo Health Solutions, Inc.,
225	7.000%, 07/15/19	240
250	7.000%, 12/15/20	267
	Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.,
850	6.875%, 08/15/17 (e)	869
4,468	10.000%, 12/01/20	4,692
694	12.250%, 03/01/22 (e)	798
	Energy XXI Gulf Coast, Inc.,
937	7.500%, 12/15/21 (e)	979
60	7.750%, 06/15/19	64
375	9.250%, 12/15/17	418

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	OCTOBER 31, 2013

PRINCIPAL/ AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	United States — Continued
	Enterprise Products Operating LLC,
2,105	VAR, 7.000%, 06/01/67	2,189
4,240	VAR, 7.034%, 01/15/68	4,685
705	Envision Healthcare Corp., 8.125%, 06/01/19	766
7,535	EP Energy LLC/EP Energy Finance, Inc., 9.375%, 05/01/20	8,703
	EP Energy LLC/Everest Acquisition Finance, Inc.,
2,352	6.875%, 05/01/19	2,528
3,036	7.750%, 09/01/22	3,416
556	EPE Holdings LLC/EP Energy Bond Co., Inc., PIK, 8.875%, 12/15/17 (e)	582
2,950	Epicor Software Corp., 8.625%, 05/01/19	3,201
	Equinix, Inc.,
320	4.875%, 04/01/20	321
615	7.000%, 07/15/21	672
2,825	EV Energy Partners LP/EV Energy Finance Corp., 8.000%, 04/15/19	2,825
400	Exterran Partners LP/EXLP Finance Corp., 6.000%, 04/01/21 (e)	398
	Felcor Lodging LP,
500	5.625%, 03/01/23	492
1,640	6.750%, 06/01/19	1,747
	Ferrellgas LP/Ferrellgas Finance Corp.,
950	6.500%, 05/01/21	962
500	6.750%, 01/15/22 (e)	510
600	9.125%, 10/01/17	630
605	Fidelity & Guaranty Life Holdings, Inc., 6.375%, 04/01/21 (e)	631
900	Fidelity National Information Services, Inc., 7.875%, 07/15/20	991
	First Data Corp.,
5,475	6.750%, 11/01/20 (e)	5,797
1,400	7.375%, 06/15/19 (e)	1,507
4,190	8.250%, 01/15/21 (e)	4,462
8,735	8.875%, 08/15/20 (e)	9,739
600	10.625%, 06/15/21 (e)	644
604	11.250%, 01/15/21 (e)	664
1,550	11.750%, 08/15/21 (e)	1,577
5,938	12.625%, 01/15/21	6,851
14,448	PIK, 10.000%, 01/15/22 (e)	15,423
	Ford Motor Credit Co. LLC,
5,500	5.000%, 05/15/18	6,095
6,850	6.625%, 08/15/17	7,994
3,100	Forest Oil Corp., 7.250%, 06/15/19	3,131
	Freescale Semiconductor, Inc.,
770	5.000%, 05/15/21 (e)	749

PRINCIPAL/ AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
549	6.000%, 01/15/22 (e)	555
476	8.050%, 02/01/20	513
3,300	9.250%, 04/15/18 (e)	3,568
	Fresenius Medical Care U.S. Finance II, Inc.,
3,378	5.625%, 07/31/19 (e)	3,615
2,420	5.875%, 01/31/22 (e)	2,565
725	Fresenius Medical Care U.S. Finance, Inc., 5.750%, 02/15/21 (e)	767
	Frontier Communications Corp.,
20	7.125%, 03/15/19	22
439	7.125%, 01/15/23	456
352	7.625%, 04/15/24	371
1,855	8.500%, 04/15/20	2,119
175	8.750%, 04/15/22	200
1,902	9.250%, 07/01/21	2,242
350	FTI Consulting, Inc., 6.000%, 11/15/22	357
	Gannett Co., Inc.,
384	5.125%, 07/15/20 (e)	393
980	6.375%, 10/15/23 (e)	1,034
72	10.000%, 04/01/16	84
585	Gardner Denver, Inc., 6.875%, 08/15/21 (e)	595
	GCI, Inc.,
850	6.750%, 06/01/21	822
4,712	8.625%, 11/15/19	5,007
371	GenCorp, Inc., 7.125%, 03/15/21 (e)	397
2,350	General Cable Corp., 5.750%, 10/01/22 (e)	2,338
10,500	General Motors Co., 4.875%, 10/02/23 (e)	10,631
	General Motors Financial Co., Inc.,
261	2.750%, 05/15/16 (e)	263
3,796	3.250%, 05/15/18 (e)	3,782
205	4.250%, 05/15/23 (e)	197
1,050	4.750%, 08/15/17 (e)	1,110
	Genesis Energy LP/Genesis Energy Finance Corp.,
850	5.750%, 02/15/21	863
505	7.875%, 12/15/18	544
	GenOn Energy, Inc.,
1,000	7.875%, 06/15/17	1,105
1,000	9.500%, 10/15/18	1,150
2,748	9.875%, 10/15/20	3,078
	Geo Group, Inc. (The),
2,250	5.875%, 01/15/22 (e)	2,267
2,000	6.625%, 02/15/21	2,117
350	Georgia-Pacific LLC, 5.400%, 11/01/20 (e)	396

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	27

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL/ AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	United States — Continued
1,000	GLP Capital LP/GLP Financing II, Inc., 4.875%, 11/01/20 (e)	1,007
	Goodman Networks, Inc.,
394	12.125%, 07/01/18 (e)	416
1,975	13.125%, 07/01/18 (e)	2,083
	Goodyear Tire & Rubber Co. (The),
1,355	6.500%, 03/01/21	1,433
3,787	7.000%, 05/15/22	4,071
4,325	8.250%, 08/15/20	4,887
800	8.750%, 08/15/20	938
	Graphic Packaging International, Inc.,
762	4.750%, 04/15/21	752
240	7.875%, 10/01/18	261
750	Graton Economic Development Authority, 9.625%, 09/01/19 (e)	838
	Gray Television, Inc.,
1,850	7.500%, 10/01/20 (e)	1,938
3,425	Great Lakes Dredge & Dock Corp., 7.375%, 02/01/19	3,519
2,500	Griffon Corp., 7.125%, 04/01/18	2,672
300	Grifols, Inc., 8.250%, 02/01/18	322
625	Gymboree Corp. (The), 9.125%, 12/01/18	605
1,540	H&E Equipment Services, Inc., 7.000%, 09/01/22	1,679
	Halcon Resources Corp.,
3,350	8.875%, 05/15/21	3,488
880	9.250%, 02/15/22 (e)	933
	Hanesbrands, Inc.,
2,100	6.375%, 12/15/20	2,278
1,510	8.000%, 12/15/16	1,582
	Harland Clarke Holdings Corp.,
3,490	9.750%, 08/01/18 (e)	3,778
2,780	VAR, 6.000%, 05/15/15	2,780
560	Harron Communications LP/Harron Finance Corp., 9.125%, 04/01/20 (e)	622
650	Hartford Financial Services Group, Inc., VAR, 8.125%, 06/15/38	761
7,975	Hawk Acquisition Sub, Inc., 4.250%, 10/15/20 (e)	7,716
	HCA Holdings, Inc.,
770	6.250%, 02/15/21	809
10,910	7.750%, 05/15/21	11,946
	HCA, Inc.,
715	4.750%, 05/01/23	689
2,080	5.875%, 03/15/22	2,189
740	5.875%, 05/01/23	746

PRINCIPAL/ AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
7,465	6.500%, 02/15/20	8,305
905	7.250%, 09/15/20	992
20,622	7.500%, 02/15/22	23,174
1,000	7.875%, 02/15/20	1,085
1,400	8.000%, 10/01/18	1,645
	HD Supply, Inc.,
1,760	7.500%, 07/15/20 (e)	1,857
10,690	8.125%, 04/15/19	11,948
	Health Management Associates, Inc.,
3,900	6.125%, 04/15/16	4,290
1,446	7.375%, 01/15/20	1,612
475	Healthcare Technology Intermediate, Inc., PIK, 8.125%, 09/01/18 (e)	491
3,690	HealthSouth Corp., 7.750%, 09/15/22	4,041
2,155	Hecla Mining Co., 6.875%, 05/01/21 (e)	2,112
	Hertz Corp. (The),
667	4.250%, 04/01/18 (e)	669
4,710	5.875%, 10/15/20	4,957
763	6.750%, 04/15/19	823
2,175	7.375%, 01/15/21	2,414
1,592	7.500%, 10/15/18	1,728
8,375	Hexion US Finance Corp., 6.625%, 04/15/20	8,501
600	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 02/01/18	618
921	Hiland Partners LP/Hiland Partners Finance Corp., 7.250%, 10/01/20 (e)	981
	Hilcorp Energy I LP/Hilcorp Finance Co.,
2,393	7.625%, 04/15/21 (e)	2,597
1,145	8.000%, 02/15/20 (e)	1,242
2,130	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625%, 10/15/21 (e)	2,189
	Holly Energy Partners LP/Holly Energy Finance Corp.,
500	6.500%, 03/01/20	524
50	8.250%, 03/15/18	53
5,225	Hologic, Inc., 6.250%, 08/01/20	5,552
63	Homer City Generation LP, PIK, 8.637%, 10/01/19	65
151	Hospira, Inc., 5.200%, 08/12/20	156
281	Host Hotels & Resorts LP, 6.750%, 06/01/16	285
2,000	Hughes Satellite Systems Corp., 6.500%, 06/15/19	2,145
	Huntsman International LLC,
4,100	4.875%, 11/15/20	4,080
1,500	8.625%, 03/15/20	1,661

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN FUNDS	OCTOBER 31, 2013

PRINCIPAL/ AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	United States — Continued
565	IASIS Healthcare LLC/IASIS Capital Corp., 8.375%, 05/15/19	599
834	iGATE Corp., 9.000%, 05/01/16	897
1,011	Igloo Holdings Corp., PIK, 9.000%, 12/15/17 (e)	1,027
6,778	ILFC E-Capital Trust I, VAR, 5.350%, 12/21/65 (e)	5,948
2,558	ILFC E-Capital Trust II, VAR, 6.250%, 12/21/65 (e)	2,379
3,000	IMS Health, Inc., 6.000%, 11/01/20 (e)	3,120
	Infor U.S., Inc.,
5,542	9.375%, 04/01/19	6,262
860	11.500%, 07/15/18	998
13,110	ING US, Inc., VAR, 5.650%, 05/15/53	12,476
1,040	Ingles Markets, Inc., 5.750%, 06/15/23 (e)	1,019
643	INTCOMEX, Inc., 13.250%, 12/15/14	624
3,250	Interactive Data Corp., 10.250%, 08/01/18	3,595
	International Lease Finance Corp.,
102	4.625%, 04/15/21	99
1,480	5.875%, 04/01/19	1,593
665	5.875%, 08/15/22	685
3,720	6.250%, 05/15/19	4,055
1,575	8.250%, 12/15/20	1,860
3,175	8.625%, 01/15/22	3,842
15,585	8.750%, 03/15/17	18,312
900	International Wire Group Holdings, Inc., 8.500%, 10/15/17 (e)	954
	inVentiv Health, Inc.,
850	9.000%, 01/15/18 (e)	886
2,232	11.000%, 08/15/18 (e)	1,917
189	11.000%, 08/15/18 (e)	163
	Iron Mountain, Inc.,
551	7.750%, 10/01/19	612
421	8.375%, 08/15/21	455
	Isle of Capri Casinos, Inc.,
2,443	5.875%, 03/15/21	2,397
1,060	7.750%, 03/15/19	1,137
1,097	iStar Financial, Inc., 9.000%, 06/01/17	1,278
8,150	J. Crew Group, Inc., 8.125%, 03/01/19	8,608
325	J.M. Huber Corp., 9.875%, 11/01/19 (e)	370
250	Jaguar Holding Co. I, PIK, 10.125%, 10/15/17 (e)	265
	Jarden Corp.,
1,000	6.125%, 11/15/22	1,068
3,741	7.500%, 05/01/17	4,330
1,375	7.500%, 01/15/20	1,492

PRINCIPAL/ AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
1,007	JB Poindexter & Co., Inc., 9.000%, 04/01/22 (e)	1,067
	JBS USA LLC/JBS USA Finance, Inc.,
105	7.250%, 06/01/21 (e)	108
1,941	7.250%, 06/01/21 (e)	1,994
1,411	8.250%, 02/01/20 (e)	1,513
2,500	JC Penney Corp., Inc., 5.750%, 02/15/18	1,906
484	Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.375%, 04/01/20 (e)	497
940	JMC Steel Group, Inc., 8.250%, 03/15/18 (e)	934
800	Jo-Ann Stores Holdings, Inc., PIK, 10.500%, 10/15/19 (e)	830
	K. Hovnanian Enterprises, Inc.,
38	6.250%, 01/15/16	40
881	7.250%, 10/15/20 (e)	938
353	9.125%, 11/15/20 (e)	385
120	11.875%, 10/15/15	138
1,500	Kaiser Aluminum Corp., 8.250%, 06/01/20	1,699
	KB Home,
200	8.000%, 03/15/20	220
150	9.100%, 09/15/17	175
295	Kennedy-Wilson, Inc., 8.750%, 04/01/19	324
3,030	Key Energy Services, Inc., 6.750%, 03/01/21	3,083
	Kinder Morgan, Inc.,
726	5.000%, 02/15/21 (e)	726
726	5.625%, 11/15/23 (e)	726
5,600	Kinetic Concepts, Inc./KCI USA, Inc., 10.500%, 11/01/18	6,314
	L Brands, Inc.,
1,100	5.625%, 10/15/23	1,125
3,700	6.625%, 04/01/21	4,070
555	Laredo Petroleum, Inc., 7.375%, 05/01/22	601
600	Lear Corp., 8.125%, 03/15/20	669
665	Lender Processing Services, Inc., 5.750%, 04/15/23	693
	Lennar Corp.,
1,090	6.950%, 06/01/18	1,218
555	12.250%, 06/01/17	722
	Level 3 Communications, Inc.,
1,065	8.875%, 06/01/19	1,162
4,905	11.875%, 02/01/19	5,690
	Level 3 Financing, Inc.,
1,500	6.125%, 01/15/21 (e)	1,526
509	7.000%, 06/01/20	542
7,473	8.125%, 07/01/19	8,239
1,420	8.625%, 07/15/20	1,608

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	29

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL/ AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	United States — Continued
5,093	9.375%, 04/01/19	5,692
425	10.000%, 02/01/18	454
1,787	Libbey Glass, Inc., 6.875%, 05/15/20	1,921
870	Liberty Interactive LLC, 8.250%, 02/01/30	927
	Liberty Mutual Group, Inc.,
3,000	7.800%, 03/15/37 (e)	3,270
1,324	VAR, 10.750%, 06/15/58 (e)	2,012
570	Liberty Tire Recycling LLC, 11.000%, 10/01/16 (e)	581
200	LifePoint Hospitals, Inc., 6.625%, 10/01/20	212
	Linn Energy LLC/Linn Energy Finance Corp.,
6,550	7.000%, 11/01/19 (e)	6,533
3,350	7.750%, 02/01/21	3,459
1,018	Live Nation Entertainment, Inc., 7.000%, 09/01/20 (e)	1,082
510	LKQ Corp., 4.750%, 05/15/23 (e)	486
300	Louisiana-Pacific Corp., 7.500%, 06/01/20	331
1,684	LSB Industries, Inc., 7.750%, 08/01/19 (e)	1,781
1,148	M/I Homes, Inc., 8.625%, 11/15/18	1,246
3,130	Magnachip Semiconductor Corp., 6.625%, 07/15/21 (e)	3,130
2,695	Manitowoc Co., Inc. (The), 8.500%, 11/01/20	3,059
6,215	Marina District Finance Co., Inc., 9.875%, 08/15/18	6,759
	MarkWest Energy Partners LP/MarkWest Energy Finance Corp.,
585	4.500%, 07/15/23	567
3,300	5.500%, 02/15/23	3,416
367	6.250%, 06/15/22	398
325	6.500%, 08/15/21	353
925	6.750%, 11/01/20	1,013
637	Martin Midstream Partners LP/Martin Midstream Finance Corp., 7.250%, 02/15/21	650
	Masco Corp.,
261	5.950%, 03/15/22	276
56	7.125%, 03/15/20	64
430	MasTec, Inc., 4.875%, 03/15/23	410
450	McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, 9.750%, 04/01/21 (e)	486
1,100	Media General, Inc., 11.750%, 02/15/17	1,196
1,179	Mediacom LLC/Mediacom Capital Corp., 9.125%, 08/15/19	1,285
26,885	MetLife, Inc., 6.400%, 12/15/36	27,994

PRINCIPAL/ AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
	MetroPCS Wireless, Inc.,
5,271	6.250%, 04/01/21 (e)	5,515
1,729	6.625%, 11/15/20	1,828
789	6.625%, 04/01/23 (e)	826
55	7.875%, 09/01/18	59
	MGM Resorts International,
500	6.625%, 12/15/21	535
3,625	6.750%, 10/01/20	3,951
4,770	7.625%, 01/15/17	5,426
2,496	7.750%, 03/15/22	2,827
9,100	8.625%, 02/01/19	10,681
3,350	11.375%, 03/01/18	4,296
2,175	Michael Foods Group, Inc., 9.750%, 07/15/18	2,373
5,800	Michael’s Stores, Inc., 7.750%, 11/01/18	6,257
152	Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC, 10.750%, 10/01/20	164
1,430	Milacron LLC/Mcron Finance Corp., 7.750%, 02/15/21 (e)	1,494
150	Mobile Mini, Inc., 7.875%, 12/01/20	165
455	Mohegan Tribal Gaming Authority, 11.500%, 11/01/17 (e)	510
150	Moog, Inc., 7.250%, 06/15/18	156
	Motors Liquidation Co.,
10	6.750%, 05/01/28 (d) (i)	—	(h)
11	7.750%, 03/15/36 (d) (i)	—	(h)
115	8.375%, 07/15/33 (d) (i)	—	(h)
750	MPH Intermediate Holding Co. 2, PIK, 9.125%, 08/01/18 (e)	779
778	MPT Operating Partnership LP/MPT Finance Corp., 6.375%, 02/15/22	803
2,253	MultiPlan, Inc., 9.875%, 09/01/18 (e)	2,490
182	Murphy Oil USA, Inc., 6.000%, 08/15/23 (e)	185
593	Mustang Merger Corp., 8.500%, 08/15/21 (e)	609
4,000	Mylan, Inc., 7.875%, 07/15/20 (e)	4,580
2,165	National Mentor Holdings, Inc., 12.500%, 02/15/18 (e)	2,317
	Nationstar Mortgage LLC/Nationstar Capital Corp.,
272	6.500%, 07/01/21	267
1,220	6.500%, 06/01/22	1,191
434	7.875%, 10/01/20	464
421	9.625%, 05/01/19	475
400	Navigator Holdings Ltd., 9.000%, 12/18/17 (e)	423
559	Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc., 8.125%, 11/15/21 (e)	565

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN FUNDS	OCTOBER 31, 2013

PRINCIPAL/ AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	United States — Continued
2,143	Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc., 9.250%, 04/15/19	2,320
55	Neebo, Inc., 15.000%, 06/30/16 (e)	57
1,497	Neiman Marcus Group LLC (The), 8.000%, 10/15/21 (e)	1,533
220	Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., PIK, 10.750%, 02/15/18 (e)	217
1,164	Netflix, Inc., 5.375%, 02/01/21 (e)	1,190
747	Neuberger Berman Group LLC/Neuberger Berman Finance Corp., 5.875%, 03/15/22 (e)	764
	New Albertsons, Inc.,
1,167	7.450%, 08/01/29	951
1,590	8.000%, 05/01/31	1,312
490	8.700%, 05/01/30	426
	Newfield Exploration Co.,
429	5.625%, 07/01/24	438
1,000	5.750%, 01/30/22	1,050
975	6.875%, 02/01/20	1,043
250	7.125%, 05/15/18	259
3,228	Nexstar Broadcasting, Inc., 6.875%, 11/15/20 (e)	3,373
750	NGL Energy Partners LP/NGL Energy Finance Corp., 6.875%, 10/15/21 (e)	767
685	Nielsen Finance LLC/Nielsen Finance Co., 4.500%, 10/01/20	671
	NII Capital Corp.,
4,107	7.625%, 04/01/21	2,382
765	8.875%, 12/15/19	478
10	10.000%, 08/15/16	8
912	Nortek, Inc., 8.500%, 04/15/21	1,000
3,279	Northwest Airlines 2007-1 Class A Pass-Through Trust, 7.027%, 11/01/19	3,582
	NRG Energy, Inc.,
2,266	6.625%, 03/15/23	2,342
5,245	7.625%, 01/15/18	5,953
2,236	7.875%, 05/15/21	2,471
1,000	8.250%, 09/01/20	1,115
1,337	Nuance Communications, Inc., 5.375%, 08/15/20 (e)	1,327
1,100	Oasis Petroleum, Inc., 6.875%, 03/15/22 (e)	1,188
400	Ocean Rig UDW, Inc., 9.500%, 04/27/16 (e)	425
	Oil States International, Inc.,
286	5.125%, 01/15/23 (e)	318
2,045	6.500%, 06/01/19	2,178

PRINCIPAL/ AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
1,325	Olin Corp., 5.500%, 08/15/22	1,332
602	Omnicare, Inc., 7.750%, 06/01/20	667
905	OMNOVA Solutions, Inc., 7.875%, 11/01/18	966
886	Onex USI Acquisition Corp., 7.750%, 01/15/21 (e)	904
610	Oppenheimer Holdings, Inc., 8.750%, 04/15/18	655
1,000	Oshkosh Corp., 8.500%, 03/01/20	1,105
3,715	PAETEC Holding Corp., 9.875%, 12/01/18	4,161
440	Par Pharmaceutical Cos., Inc., 7.375%, 10/15/20	458
660	Parker Drilling Co., 7.500%, 08/01/20 (e)	686
5,521	Party City Holdings, Inc., 8.875%, 08/01/20 (e)	6,032
455	Patriot Merger Corp., 9.000%, 07/15/21 (e)	475
667	PC Nextco Holdings LLC/PC Nextco Finance, Inc., PIK, 9.500%, 08/15/19 (e)	689
	Peabody Energy Corp.,
410	6.000%, 11/15/18	433
7,155	6.250%, 11/15/21	7,387
425	Penn National Gaming, Inc., 5.875%, 11/01/21 (e)	426
196	Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II, 6.500%, 05/15/21 (e)	202
370	Penske Automotive Group, Inc., 5.750%, 10/01/22	369
	Petrohawk Energy Corp.,
750	7.250%, 08/15/18	813
200	7.875%, 06/01/15	204
750	10.500%, 08/01/14	769
600	PetroLogistics LP/PetroLogistics Finance Corp., 6.250%, 04/01/20 (e)	600
325	PHI, Inc., 8.625%, 10/15/18	347
3,315	Pilgrim’s Pride Corp., 7.875%, 12/15/18	3,622
	Pinnacle Entertainment, Inc.,
575	7.500%, 04/15/21	631
585	8.750%, 05/15/20	646
1,110	Pioneer Energy Services Corp., 9.875%, 03/15/18	1,193
	Pioneer Natural Resources Co.,
425	6.875%, 05/01/18	507
231	7.500%, 01/15/20	286
239	Pittsburgh Glass Works LLC, 8.000%, 11/15/18 (e)	244
	Plains Exploration & Production Co.,
9,663	6.500%, 11/15/20	10,646

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	31

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL/ AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	United States — Continued
1,309	6.750%, 02/01/22	1,440
588	6.875%, 02/15/23	651
3,127	Polymer Group, Inc., 7.750%, 02/01/19	3,338
	PolyOne Corp.,
1,986	5.250%, 03/15/23	1,974
1,739	7.375%, 09/15/20	1,926
6,500	Post Holdings, Inc., 7.375%, 02/15/22	6,931
4,365	PPL Capital Funding, Inc., VAR, 6.700%, 03/30/67	4,409
136	Prestige Brands, Inc., 8.125%, 02/01/20	151
150	Prince Mineral Holding Corp., 11.500%, 12/15/19 (e)	166
385	Provident Funding Associates LP/PFG Finance Corp., 6.750%, 06/15/21 (e)	394
	Prudential Financial, Inc.,
18,145	VAR, 5.200%, 03/15/44	17,601
18,735	VAR, 5.625%, 06/15/43	18,665
17,685	VAR, 5.875%, 09/15/42	17,950
	QEP Resources, Inc.,
494	5.250%, 05/01/23	476
975	5.375%, 10/01/22	953
1,871	6.875%, 03/01/21	2,002
360	Quiksilver, Inc./QS Wholesale, Inc., 7.875%, 08/01/18 (e)	385
	QVC, Inc.,
200	5.125%, 07/02/22	203
1,005	7.375%, 10/15/20 (e)	1,095
1,525	Qwest Capital Funding, Inc., 7.750%, 02/15/31	1,464
180	Qwest Communications International, Inc., 7.125%, 04/01/18	187
375	Qwest Corp., 7.250%, 09/15/25	400
	R.R. Donnelley & Sons Co.,
765	7.000%, 02/15/22	811
665	7.875%, 03/15/21	741
3,220	Radiation Therapy Services, Inc., 8.875%, 01/15/17	3,204
1,750	Radio Systems Corp., 8.375%, 11/01/19 (e)	1,934
	Rain CII Carbon LLC/CII Carbon Corp.,
1,250	8.000%, 12/01/18 (e)	1,291
865	8.250%, 01/15/21 (e)	893
	Range Resources Corp.,
569	5.000%, 08/15/22	568
427	5.000%, 03/15/23	426
10	6.750%, 08/01/20	11
700	RCN Telecom Services LLC/RCN Capital Corp., 8.500%, 08/15/20 (e)	707

PRINCIPAL/ AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
	Real Mex Restaurants, Inc.,
132	11.000%, 03/15/14 (i)	132
243	19.000%, 03/21/16 (i)	135
28	19.000%, 03/21/16 (i)	28
4,015	Realogy Group LLC, 7.625%, 01/15/20 (e)	4,477
275	Regal Cinemas Corp., 8.625%, 07/15/19	297
	Regal Entertainment Group,
1,200	5.750%, 06/15/23	1,185
315	5.750%, 02/01/25	300
	Regency Energy Partners LP/Regency Energy Finance Corp.,
292	4.500%, 11/01/23 (e)	270
2,245	5.500%, 04/15/23	2,239
1,145	6.500%, 07/15/21	1,228
855	Regions Bank, 7.500%, 05/15/18	1,017
165	Resolute Forest Products, Inc., 5.875%, 05/15/23 (e)	150
600	Revlon Consumer Products Corp., 5.750%, 02/15/21 (e)	592
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
9,310	5.750%, 10/15/20	9,613
400	6.875%, 02/15/21	434
2,100	7.125%, 04/15/19	2,242
2,400	7.875%, 08/15/19	2,652
2,750	8.500%, 05/15/18	2,915
10,050	9.000%, 04/15/19	10,753
12,032	9.875%, 08/15/19	13,310
510	RHP Hotel Properties LP/RHP Finance Corp., 5.000%, 04/15/21 (e)	493
	Rite Aid Corp.,
910	6.750%, 06/15/21	962
950	9.250%, 03/15/20	1,097
2,250	10.250%, 10/15/19	2,529
486	Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., 9.500%, 06/15/19 (e)	535
500	ROC Finance LLC/ROC Finance 1 Corp., 12.125%, 09/01/18 (e)	540
1,070	Roofing Supply Group LLC/Roofing Supply Finance, Inc., 10.000%, 06/01/20 (e)	1,209
1,330	Rosetta Resources, Inc., 5.625%, 05/01/21	1,343
775	Ryerson, Inc./Joseph T Ryerson & Son, Inc., 9.000%, 10/15/17	810
320	Sabine Oil & Gas LLC/Sabine Oil & Gas Finance Corp., 9.750%, 02/15/17	326

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN FUNDS	OCTOBER 31, 2013

PRINCIPAL/ AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	United States — Continued
	Sabine Pass Liquefaction LLC,
1,337	5.625%, 02/01/21 (e)	1,351
492	5.625%, 04/15/23 (e)	482
8,170	Sabre, Inc., 8.500%, 05/15/19 (e)	8,987
492	Safway Group Holding LLC/Safway Finance Corp., 7.000%, 05/15/18 (e)	509
	Sally Holdings LLC/Sally Capital, Inc.,
2,000	5.750%, 06/01/22	2,075
1,500	6.875%, 11/15/19	1,657
4,850	Samson Investment Co., 10.250%, 02/15/20 (e)	5,238
4,425	SandRidge Energy, Inc., 7.500%, 03/15/21	4,690
91	SBA Telecommunications, Inc., 5.750%, 07/15/20	95
3,150	Scotts Miracle-Gro Co. (The), 7.250%, 01/15/18	3,292
	Sealed Air Corp.,
433	5.250%, 04/01/23 (e)	424
600	6.500%, 12/01/20 (e)	652
4,785	8.375%, 09/15/21 (e)	5,479
500	Sears Holdings Corp., 6.625%, 10/15/18	471
562	SemGroup LP, 7.500%, 06/15/21 (e)	589
2,020	Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC, 5.875%, 05/15/21 (e)	1,980
1,600	Seneca Gaming Corp., 8.250%, 12/01/18 (e)	1,722
8,542	Serta Simmons Holdings LLC, 8.125%, 10/01/20 (e)	9,097
	Service Corp. International,
176	5.375%, 01/15/22 (e)	178
680	6.750%, 04/01/16	743
2,842	7.000%, 05/15/19	3,055
2,000	7.500%, 04/01/27	2,140
700	7.625%, 10/01/18	802
1,240	8.000%, 11/15/21	1,421
850	SESI LLC, 7.125%, 12/15/21	940
408	Shearer’s Foods LLC/Chip Fin Corp., 9.000%, 11/01/19 (e)	431
1,025	Shingle Springs Tribal Gaming Authority, 9.750%, 09/01/21 (e)	1,071
	Sinclair Television Group, Inc.,
4,579	5.375%, 04/01/21	4,476
2,730	6.125%, 10/01/22	2,781
520	6.375%, 11/01/21 (e)	536
435	8.375%, 10/15/18	476

PRINCIPAL/ AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
	Sirius XM Radio, Inc.,
7,847	4.250%, 05/15/20 (e)	7,484
347	4.625%, 05/15/23 (e)	318
165	5.250%, 08/15/22 (e)	168
1,000	5.750%, 08/01/21 (e)	1,020
485	5.875%, 10/01/20 (e)	502
	Sitel LLC/Sitel Finance Corp.,
666	11.000%, 08/01/17 (e)	724
805	11.500%, 04/01/18	699
1,230	Six Flags Entertainment Corp., 5.250%, 01/15/21 (e)	1,208
	SM Energy Co.,
960	5.000%, 01/15/24 (e)	938
2,225	6.500%, 11/15/21	2,414
925	6.500%, 01/01/23	990
2,093	6.625%, 02/15/19	2,229
2,775	Smithfield Foods, Inc., 7.750%, 07/01/17	3,226
	Spectrum Brands Escrow Corp.,
1,420	6.375%, 11/15/20 (e)	1,509
2,233	6.625%, 11/15/22 (e)	2,383
1,775	Spectrum Brands, Inc., 6.750%, 03/15/20	1,908
	Sprint Capital Corp.,
1,059	6.900%, 05/01/19	1,141
15,404	8.750%, 03/15/32	16,675
	Sprint Communications, Inc.,
1,115	6.000%, 12/01/16	1,206
2,300	6.000%, 11/15/22	2,266
1,750	7.000%, 03/01/20 (e)	1,942
4,335	7.000%, 08/15/20	4,649
350	8.375%, 08/15/17	405
14,845	9.000%, 11/15/18 (e)	18,000
305	11.500%, 11/15/21	397
	Sprint Corp.,
8,253	7.250%, 09/15/21 (e)	8,893
3,953	7.875%, 09/15/23 (e)	4,289
505	SquareTwo Financial Corp., 11.625%, 04/01/17	534
	Standard Pacific Corp.,
415	8.375%, 05/15/18	481
1,225	8.375%, 01/15/21	1,406
319	10.750%, 09/15/16	386
1,525	Station Casinos LLC, 7.500%, 03/01/21	1,636
	Steel Dynamics, Inc.,
640	5.250%, 04/15/23 (e)	634
330	6.125%, 08/15/19	358

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	33

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL/ AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	United States — Continued
330	6.375%, 08/15/22	356
850	7.625%, 03/15/20	922
95	Stewart Enterprises, Inc., 6.500%, 04/15/19	101
1,812	Stone Energy Corp., 7.500%, 11/15/22	1,934
114	Suburban Propane Partners LP/Suburban Energy Finance Corp., 7.375%, 08/01/21	123
391	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 7.500%, 07/01/21 (e)	412
2,525	Sun Merger Sub, Inc., 5.250%, 08/01/18 (e)	2,639
1,000	SunEdison, Inc., 7.750%, 04/01/19	1,046
	SunGard Data Systems, Inc.,
994	6.625%, 11/01/19	1,039
2,750	7.375%, 11/15/18	2,915
2,962	7.625%, 11/15/20	3,225
1,906	SUPERVALU, Inc., 8.000%, 05/01/16	2,125
	Swift Energy Co.,
450	7.125%, 06/01/17	459
1,176	7.875%, 03/01/22	1,179
929	8.875%, 01/15/20	971
772	Talos Production LLC/Talos Production Finance, Inc., 9.750%, 02/15/18 (e)	780
	Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
850	5.250%, 05/01/23	850
218	6.375%, 08/01/22	232
655	6.875%, 02/01/21	706
116	7.875%, 10/15/18	126
	Taylor Morrison Communities, Inc./Monarch Communities, Inc.,
557	5.250%, 04/15/21 (e)	543
397	7.750%, 04/15/20 (e)	439
690	Teekay Corp., 8.500%, 01/15/20	750
	Tenet Healthcare Corp.,
571	4.500%, 04/01/21	554
7,075	4.750%, 06/01/20	7,022
4,329	6.000%, 10/01/20 (e)	4,578
510	6.250%, 11/01/18	558
3,050	6.750%, 02/01/20	3,157
8,898	8.000%, 08/01/20	9,688
1,700	8.125%, 04/01/22 (e)	1,861
	Terex Corp.,
3,935	6.000%, 05/15/21	4,112
2,200	6.500%, 04/01/20	2,354
	Tesoro Logistics LP/Tesoro Logistics Finance Corp.,
1,068	5.875%, 10/01/20	1,092

PRINCIPAL/ AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
1,000	6.125%, 10/15/21	1,035
	T-Mobile USA, Inc.,
595	5.250%, 09/01/18 (e)	618
405	6.464%, 04/28/19	429
4,555	6.633%, 04/28/21	4,817
2,683	6.731%, 04/28/22	2,834
511	6.836%, 04/28/23	541
1,370	Tops Holding Corp./Tops Markets LLC, 8.875%, 12/15/17 (e)	1,507
970	Tops Holding II Corp., PIK, 9.500%, 06/15/18 (e)	1,004
1,300	Toys R Us, Inc., 7.375%, 09/01/16 (e)	1,261
	TransDigm, Inc.,
480	5.500%, 10/15/20	484
500	7.750%, 12/15/18	537
548	TransUnion Holding Co., Inc., 8.875%, 06/15/18	584
	Triumph Group, Inc.,
150	8.000%, 11/15/17	156
35	8.625%, 07/15/18	38
1,665	Tronox Finance LLC, 6.375%, 08/15/20	1,698
2,375	Tutor Perini Corp., 7.625%, 11/01/18	2,523
	tw telecom holdings, Inc.,
575	5.375%, 10/01/22 (e)	574
485	6.375%, 09/01/23 (e)	504
330	U.S. Airways 2013-1 Class A Pass-Through Trust, 3.950%, 11/15/25	314
1,755	U.S. Airways 2013-1 Class B Pass-Through Trust, 5.375%, 11/15/21	1,680
19	U.S. Concrete, Inc., 9.500%, 10/01/15	19
519	UAL 2007-1 Pass-Through Trust, 6.636%, 07/02/22	545
182	UAL 2009-2B Pass-Through Trust, 12.000%, 01/15/16 (e)	205
2,100	UCI International, Inc., 8.625%, 02/15/19	2,163
1,010	Unifrax I LLC/Unifrax Holding Co., 7.500%, 02/15/19 (e)	1,020
3,430	Unit Corp., 6.625%, 05/15/21	3,584
	United Rentals North America, Inc.,
274	5.750%, 07/15/18	294
1,700	6.125%, 06/15/23	1,747
435	7.375%, 05/15/20	485
9,427	7.625%, 04/15/22	10,558
5,355	8.250%, 02/01/21	6,065
2,725	8.375%, 09/15/20	3,045
235	9.250%, 12/15/19	264

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN FUNDS	OCTOBER 31, 2013

PRINCIPAL/ AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	United States — Continued
4,112	United Surgical Partners International, Inc., 9.000%, 04/01/20	4,605
1,300	Universal Health Services, Inc., 7.000%, 10/01/18	1,388
	Univision Communications, Inc.,
2,000	5.125%, 05/15/23 (e)	1,980
4,460	6.750%, 09/15/22 (e)	4,861
750	7.875%, 11/01/20 (e)	833
750	8.500%, 05/15/21 (e)	831
	USG Corp.,
371	5.875%, 11/01/21 (e)	378
37	7.875%, 03/30/20 (e)	41
1,870	Vail Resorts, Inc., 6.500%, 05/01/19	1,987
970	Valassis Communications, Inc., 6.625%, 02/01/21	968
	Valeant Pharmaceuticals International,
3,355	6.375%, 10/15/20 (e)	3,581
1,000	6.500%, 07/15/16 (e)	1,035
2,765	6.750%, 10/01/17 (e)	2,972
1,399	6.750%, 08/15/18 (e)	1,532
3,100	6.750%, 08/15/21 (e)	3,302
6,000	7.000%, 10/01/20 (e)	6,465
500	7.250%, 07/15/22 (e)	544
8,565	7.500%, 07/15/21 (e)	9,507
660	Vanguard Natural Resources LLC/VNR Finance Corp., 7.875%, 04/01/20	690
626	Viasystems, Inc., 7.875%, 05/01/19 (e)	667
1,200	Victor Technologies Group, Inc., 9.000%, 12/15/17	1,290
2,835	Visteon Corp., 6.750%, 04/15/19	3,026
	Vulcan Materials Co.,
355	6.500%, 12/01/16	393
6,845	7.500%, 06/15/21	7,692
	VWR Funding, Inc.,
1,130	7.250%, 09/15/17	1,203
150	10.750%, 06/30/17 (e)	152
2,380	W&T Offshore, Inc., 8.500%, 06/15/19	2,564
904	WCI Communities, Inc., 6.875%, 08/15/21 (e)	881
2,451	Wells Enterprises, Inc., 6.750%, 02/01/20 (e)	2,518
386	Western Refining, Inc., 6.250%, 04/01/21	387
	Whiting Petroleum Corp.,
1,750	5.000%, 03/15/19	1,820
2,750	5.750%, 03/15/21	2,908
	Windstream Corp.,
282	6.375%, 08/01/23	274
2,924	7.750%, 10/15/20	3,136

PRINCIPAL/ AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
12,465	7.750%, 10/01/21 (e)	13,306
75	8.125%, 09/01/18	81
1,493	WMG Acquisition Corp., 6.000%, 01/15/21 (e)	1,568
795	Wok Acquisition Corp., 10.250%, 06/30/20 (e)	865
	WPX Energy, Inc.,
835	5.250%, 01/15/17	891
8,135	6.000%, 01/15/22	8,542
	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
500	5.375%, 03/15/22	514
600	7.750%, 08/15/20	677
	Zayo Group LLC/Zayo Capital, Inc.,
550	8.125%, 01/01/20	602
1,710	10.125%, 07/01/20	1,975

		1,889,458

	Venezuela — 0.1%
6,580	Petroleos de Venezuela S.A., Reg. S., 8.500%, 11/02/17	5,892

	Total Corporate Bonds (Cost $2,142,291)	2,211,820

Foreign Government Securities — 2.9%
	Argentina — 0.1%
738	City of Buenos Aires, Reg. S., 12.500%, 04/06/15	778
	Provincia de Buenos Aires,
5,349	Reg. S., 10.875%, 01/26/21	4,921
3,550	Reg. S., 11.750%, 10/05/15	3,488
1,126	Republic of Argentina, 8.280%, 12/31/33	808

		9,995

	Aruba — 0.1%
5,290	Government of Aruba, 4.625%, 09/14/23 (e)	4,999

	Brazil — 0.3%
10,805	Citigroup, Inc., CLN, 0.000%, 01/03/17 (linked to Federal Republic of Brazil, 0.000%, 01/01/17; credit rating BBB), Reg. S., VAR, 0.000%, 01/03/17 (i)	8,424
11,000	Federal Republic of Brazil, 11.000%, 08/17/40	12,831

		21,255

	Colombia — 0.0% (g)
650	Republic of Colombia, 6.125%, 01/18/41	726

	Costa Rica — 0.1%
7,250	Republic of Costa Rica, Reg. S., 9.995%, 08/01/20	9,353

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	35

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL/ AMOUNT	SECURITY DESCRIPTION	VALUE
Foreign Government Securities — Continued
	Croatia — 0.0% (g)
	Republic of Croatia,
550	Reg. S., 6.250%, 04/27/17	588
1,800	Reg. S., 6.750%, 11/05/19	1,964

		2,552

	Dominican Republic — 0.2%
	Government of Dominican Republic,
1,648	9.040%, 01/23/18 (e)	1,808
10,729	Reg. S., 9.040%, 01/23/18	11,775

		13,583

	El Salvador — 0.1%
2,930	Republic of El Salvador, Reg. S., 7.750%, 01/24/23	3,267

	Ghana — 0.1%
5,850	Republic of Ghana, Reg. S., 8.500%, 10/04/17	6,376
1,370	Standard Bank plc, CLN, 21.000%, 10/28/15 (linked to Government of Ghana 3-Year Bond, 21.000%, 10/26/15; credit rating B), 21.000%, 10/28/15 (e) (i)	1,028

		7,404

	Hungary — 0.1%
	Republic of Hungary,
2,524	6.375%, 03/29/21	2,736
6,500	7.625%, 03/29/41	7,332
692	7.625%, 03/29/41	781

		10,849

	Indonesia — 0.2%
	Republic of Indonesia,
7,810	Reg. S., 11.625%, 03/04/19	10,700
5,232	Reg. S., 11.625%, 03/04/19	7,168

		17,868

	Iraq — 0.1%
12,875	Republic of Iraq, Reg. S., 5.800%, 01/15/28	11,169

	Italy — 0.2%
	Republic of Italy,
EUR 4,000	4.250%, 03/01/20	5,732
EUR 4,400	4.500%, 05/01/23	6,246
EUR 2,300	4.750%, 08/01/23 (e)	3,343
EUR 2,900	4.750%, 09/01/28 (e)	4,060

		19,381

	Kenya — 0.0% (g)
750	Citigroup, Inc., CLN, 0.000%, 11/15/32 (linked to Republic of Kenya, 0.000%, 11/15/32; credit rating B+) (i)	694

PRINCIPAL/ AMOUNT	SECURITY DESCRIPTION	VALUE

	Nigeria — 0.1%
6,100	Citigroup, Inc., CLN, 16.390%, 01/31/22 (linked to Republic of Nigeria Treasury 10-Year Bond, 16.390%, 01/27/22; credit rating BB-), 16.526%, 01/31/22 (e) (i)	5,866

	Philippines — 0.1%
5,040	Republic of Philippines, 10.625%, 03/16/25	7,913

	Portugal — 0.1%
	Portugal Obrigacoes do Tesouro OT,
EUR 1,800	3.350%, 10/15/15 (e)	2,426
EUR 800	4.200%, 10/15/16 (e)	1,077
EUR 1,500	4.350%, 10/16/17 (e)	1,989

		5,492

	Romania — 0.2%
	Republic of Romania,
13,700	6.750%, 02/07/22 (e)	15,824

	Russia — 0.2%
	Russian Federation,
800	5.875%, 09/16/43 (e)	851
10,590	Reg. S., 12.750%, 06/24/28	18,427

		19,278

	Serbia — 0.1%
9,990	Republic of Serbia, Reg. S., 7.250%, 09/28/21	10,390

	Slovenia — 0.1%
4,100	Slovenia Government International Bond, 4.750%, 05/10/18	4,029

	South Africa — 0.0% (g)
2,000	Republic of South Africa, 5.875%, 09/16/25	2,133
500	South Africa Government International Bond, 5.875%, 09/16/25	533

		2,666

	Spain — 0.2%
	Kingdom of Spain,
EUR 4,500	4.000%, 04/30/20	6,368
EUR 1,400	4.100%, 07/30/18	2,027
EUR 4,250	4.850%, 10/31/20	6,285
EUR 1,450	Spain Government Bond, 3.150%, 01/31/16	2,032

		16,712

	Sri Lanka — 0.0% (g)
760	Republic of Sri Lanka, Reg. S., 5.875%, 07/25/22	739

	Turkey — 0.0% (g)
1,750	Republic of Turkey, 6.250%, 09/26/22	1,923

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN FUNDS	OCTOBER 31, 2013

PRINCIPAL/ AMOUNT	SECURITY DESCRIPTION	VALUE
Foreign Government Securities — Continued
	Ukraine — 0.0% (g)
2,430	Republic of Ukraine, 9.250%, 07/24/17 (e)	2,351

	Uruguay — 0.1%
	Republic of Uruguay,
1,280	7.625%, 03/21/36	1,651
1,230	8.000%, 11/18/22	1,575

		3,226

	Venezuela — 0.1%
	Republic of Venezuela,
2,870	7.650%, 04/21/25	2,098
5,710	Reg. S., 12.750%, 08/23/22	5,761

		7,859

	Total Foreign Government Securities (Cost $234,554)	237,363

Preferred Securities — 4.3% (x)
	Bermuda — 0.0% (g)
1,650	Catlin Insurance Co., Ltd., VAR, 7.249%, 01/19/17 (e)	1,712

	France — 0.1%
8,035	Electricite de France S.A., VAR, 5.250%, 01/29/23 (e)	7,899

	Sweden — 0.0% (g)
735	Skandinaviska Enskilda Banken AB, VAR, 5.471%, 03/23/15 (e)	757

	United Kingdom — 0.0% (g)
2,590	Swiss Re Capital I LP, VAR, 6.854%, 05/25/16 (e)	2,758

	United States — 4.2%
	Bank of America Corp.,
28,825	VAR, 5.200%, 06/01/23	26,159
27,474	VAR, 8.000%, 01/30/18	30,427
15,115	VAR, 8.125%, 05/15/18	16,891
5,345	Bank of New York Mellon Corp. (The), VAR, 4.500%, 06/20/23	4,877
32	CenterPoint Energy, Inc., SUB, 3.547%, 09/15/29	1,660
	Citigroup, Inc.,
32,540	VAR, 5.350%, 05/15/23	29,286
34,616	VAR, 5.950%, 01/30/23	33,015
17,625	Fifth Third Bancorp, VAR, 5.100%, 06/30/23	15,862
	General Electric Capital Corp.,
22,200	VAR, 5.250%, 06/15/23	21,201
37,200	VAR, 6.250%, 12/15/22	38,781
18,920	Goldman Sachs Capital II, VAR, 4.000%, 12/02/13	13,954

PRINCIPAL/ AMOUNT		SECURITY DESCRIPTION	VALUE

		United States — Continued
		PNC Financial Services Group, Inc. (The),
14,665		VAR, 4.850%, 06/01/23	13,382
27,788		VAR, 6.750%, 08/01/21	29,316
5,945		UBS Preferred Funding Trust V, VAR, 6.243%, 05/15/16	6,354
16,865		Wachovia Capital Trust III, VAR, 5.570%, 12/02/13	15,769
43,325		Wells Fargo & Co., VAR, 7.980%, 03/15/18	48,849

			345,783

		Total Preferred Securities (Cost $368,477)	358,909

SHARES
Preferred Stocks — 2.7%
		Brazil — 0.1%
627		Banco Bradesco S.A. (Preference Shares) (m)	9,028

		Cayman Islands — 0.0% (g)
3		XLIT Ltd., Series D, VAR, 3.364%, 10/29/49 (a)	2,174

		Luxembourg — 0.1%
300		ArcelorMittal, 6.000%, 01/15/16 (a)	7,140

		Netherlands — 0.1%
EUR 44		Volkswagen International Finance N.V., 5.500%, 11/09/15 (e)	6,943

		United States — 2.4%
5		Ally Financial, Inc., 7.000%, 12/02/13 ($1,000 par value) (a) (e) @	5,272
7		Bank of America Corp., Series L, 7.250%, 12/31/49 (a) @	7,992
684		Bank of New York Mellon Corp. (The), 5.200%, 09/20/17 ($25 par value) (a) @	14,232
119		BB&T Corp., Series E, 5.625%, 08/01/17 ($25 par value) (a) @	2,514
508		BB&T Corp., Series F, 5.200%, 11/01/17 ($25 par value) (a) @	10,259
52		BB&T Corp., Series G, 5.200%, 06/01/18 ($25 par value) (a) @	1,050
117		Boston Properties, Inc., 5.250%, 03/27/18 ($25 par value) @	2,553
1		Chesapeake Energy Corp., 5.750% ($1,000 par value) (e) @	953
60		Cliffs Natural Resources, Inc., 7.000%, 02/01/16 (a)	1,360
—	(h)	Constar International, Inc. (Preference Shares) (a) (i)	—
41		Crown Castle International Corp., 4.500%, 11/01/16	4,156

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	37

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Preferred Stocks — Continued
	United States — Continued
562	Discover Financial Services, Series B, 6.500%, 12/01/17 ($25 par value) @	13,431
18	Dominion Resources, Inc., Series A, 6.125%, 04/01/16	958
18	Dominion Resources, Inc., Series B, 6.000%, 07/01/16 (a)	959
440	Duke Energy Corp., 5.125%, 01/15/73 (a)	9,381
32	General Motors Co., Series B, 4.750%, 12/01/13	1,624
12	GMAC Capital Trust I, VAR, 8.125%, 02/15/40 (a)	322
566	Goldman Sachs Group, Inc. (The), 5.950%, 11/10/17 ($25 par value) (a) @	12,667
575	Goldman Sachs Group, Inc. (The), Series J, VAR, 5.500%, 05/10/23 (a) @	13,116
113	Goodyear Tire & Rubber Co. (The), 5.875%, 04/01/14 (a)	6,773
65	Hartford Financial Services Group, Inc., VAR, 7.875%, 04/15/42 (a)	1,882
88	Health Care REIT, Inc., Series I, 6.500% (a) @	5,174
28	iStar Financial, Inc., Series J, 4.500%, 03/15/18 ($50 par value) (a) @	1,623
1	Lucent Technologies Capital Trust I, 7.750%, 03/15/17 (a)	1,379
485	Morgan Stanley, VAR, 7.125%, 10/15/23 (a) @	12,586
190	NextEra Energy, Inc., 5.799%, 09/01/16	9,654
1	Pitney Bowes International Holdings, Inc., 6.125%, 10/30/16 (a) (e) @	1,042
158	PPL Corp., 8.750%, 05/01/14 (a)	8,356
374	SCE Trust II, 5.100%, 03/15/18 ($25 par value) (a) @	7,428
682	State Street Corp., Series C, 5.250%, 09/15/17 ($25 par value) (a) @	14,879
310	U.S. Bancorp, Series H, 5.150%, 07/15/18 (a) @	6,625
73	United Technologies Corp., 7.500%, 08/01/15	4,639
42	Vornado Realty Trust, Series G, 6.625%, 12/02/13 ($25 par value) (m) @	1,016
10	Weingarten Realty Investors, Series F, 6.500%, 12/02/13 ($25 par value) (m) @	233
7	Wells Fargo & Co., 7.500%, 03/15/18 @	7,877
57	Weyerhaeuser Co., Series A, 6.375%, 07/01/16 (a)	3,145

		197,110

	Total Preferred Stocks (Cost $231,941)	222,395

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
Loan Assignments — 1.1%
		Cayman Islands — 0.0% (g)
660		Shelf Drilling Holdings Ltd., Term Loan, VAR, 9.500%, 10/01/18	666

		United States — 1.1%
1,361		Alcatel-Lucent USA, Inc., U.S. Term Loan, VAR, 5.750%, 01/30/19	1,381
187		Alon USA Partners, LP, MLP Term Loans, VAR, 9.250%, 11/28/18	193
		Altice Financing S.A., Term Loan,
693		VAR, 5.500%, 07/02/19	698
180		VAR, 5.500%, 07/02/19	181
94		VAR, 5.500%, 07/02/19	94
648		American Casino & Entertainment Properties LLC, Term Loan, VAR, 6.000%, 07/03/19	655
450		American Casino & Entertainment Properties LLC, Term Loan, 2nd Lien Term Loan, VAR, 11.250%, 01/03/20	462
		Aot Holdings Ltd., 1st Lien Senior Secured Term Loan,
447		VAR, 5.000%, 10/01/19	449
324		VAR, 5.000%, 10/01/19	325
167		VAR, 5.000%, 10/01/19	168
43		VAR, 5.000%, 10/01/19	44
43		VAR, 5.000%, 10/01/19	43
37		VAR, 5.000%, 10/01/19	38
26		VAR, 5.000%, 10/01/19	26
17		VAR, 5.000%, 10/01/19	17
		Aptalis Pharma, Inc., Term B Loan,
2,400		VAR, 6.000%, 10/02/20	2,411
2,600		VAR, 6.000%, 10/02/20	2,611
1,258		Arch Coal, Inc., Term Loan, VAR, 5.750%, 05/16/18	1,219
		Attachmate Corp., 1st Lien Term Loan,
898		VAR, 7.250%, 11/22/17	904
26		VAR, 7.250%, 11/22/17	27
—	(h)	VAR, 8.000%, 11/22/17	—	(h)
		Autoparts Holdings Ltd., Term Loan,
40		VAR, 6.500%, 07/29/17	40
79		VAR, 6.500%, 07/29/17	79
914		Avaya, Inc., Term Loan B3 Extending Tranche, VAR, 4.762%, 10/26/17 ^	844
397		Avaya, Inc., Term Loan B5, VAR, 8.000%, 03/31/18	386
265		AZ Chem U.S., Inc., Term Loan, VAR, 5.250%, 12/22/17	267

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN FUNDS	OCTOBER 31, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Loan Assignments — Continued
	United States — Continued
	Barrington Broadcasting, Tranche 2 Term Loan,
36	VAR, 7.500%, 06/14/17	36
224	VAR, 7.500%, 06/14/17	224
578	BMC Software, Inc., Initial U.S. Term Loan, VAR, 5.000%, 09/10/20	584
4,251	Caesars Entertainment Operating Co., Inc., (FKA Harrahs), Extended B-6 Term Loan, VAR, 5.488%, 01/28/18	3,984
346	Carestream Health, Inc., Term Loan, VAR, 5.000%, 06/07/19	349
246	Catalent Pharma Solutions, Inc., Dollar Term-2 Loan, VAR, 4.250%, 09/15/17	247
242	Catalent Pharma Solutions, Inc., Extended Dollar Term-1 Loan, VAR, 3.668%, 09/15/16	243
460	CCM Merger, Inc., Term Loan, VAR, 5.000%, 03/01/17	463
638	CDW Corp., Term Loan, VAR, 3.500%, 04/29/20	635
186	Ceridian Corp., 2013 New Replacement U.S. Term Loan, VAR, 4.420%, 05/09/17	187
1,477	Chrysler Group LLC, Term Loan B, VAR, 4.250%, 05/24/17	1,490
	Cincinnati Bell, Inc., Tranche B Term Loan,
222	VAR, 4.000%, 09/10/20	220
222	VAR, 4.000%, 09/10/20	221
222	VAR, 4.000%, 09/10/20	221
3,949	Clear Channel Communications, Inc., Term Loan B, VAR, 3.818%, 01/29/16	3,828
3,107	Clear Channel Communications, Inc., Term Loan D, VAR, 6.918%, 01/23/19	2,952
1,210	Cricket Communications, Inc., (Leap Wireless International), Term Loan C, VAR, 4.750%, 03/08/20	1,215
299	Cristal Inorganic Chemicals U.S., Inc., (Millennium), 2nd Lien, VAR, 5.998%, 11/15/14	300
2,112	Dell, Inc., Term B Loan, VAR, 4.500%, 09/23/20	2,099
279	Ducommun, Inc., Term Loan, VAR, 4.500%, 06/28/17	281
941	DuPont Performance, (Axalta), Term Loan, VAR, 4.750%, 02/01/20	950
536	Edwards Ltd., (BOC Edwards), Term Loan, VAR, 4.750%, 03/26/20	536
	Entercom Radio LLC, Term Loan,
213	VAR, 5.000%, 11/23/18	215
7	VAR, 5.000%, 11/23/18	7
4	VAR, 6.000%, 11/23/18	4

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
445	FGI Operating Co. LLC, Term B Loan, VAR, 5.500%, 04/19/19	448
2,160	Fieldwood Energy LLC, Closing Date Loan, 2nd Lien, VAR, 8.375%, 09/30/20 ^	2,196
1,400	First Data Corp., Extended 2018 Dollar, Term Loan, VAR, 4.170%, 03/23/18	1,401
733	FMG Resources Pty Ltd., Term Loan, VAR, 5.250%, 10/18/17	734
682	Freescale Semiconductor, Inc., Term Loan B, VAR, 5.000%, 03/01/20	687
600	Freescale Semiconductor, Inc., Term Loan B5, VAR, 5.000%, 01/15/21	605
875	Go Daddy Group, Inc. (The), Term Loan, VAR, 4.250%, 12/17/18	877
400	Graton Economic Development Authority, Closing Date Term Loan B, VAR, 9.000%, 08/22/18	420
	Gymboree Corp. (The), Initial Term Loan (A & R),
4,421	VAR, 5.000%, 02/23/18 ^	4,273
118	VAR, 5.000%, 02/23/18 ^	114
	High Liner Foods, Inc., Term Loan,
6	VAR, 4.750%, 12/19/17	6
255	VAR, 4.750%, 12/19/17	255
1,000	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Term A Loan, VAR, 10/25/20 ^	1,006
282	Hubbard Radio LLC, 1st Lien Term Loan B, VAR, 4.500%, 04/29/19	284
690	Infor U.S., Inc.(FKA Lawson Software Inc.), Tranche B-2 Term Loan, VAR, 5.250%, 04/05/18	695
	Integra Telecom Holdings, Inc., Term Loan,
120	VAR, 5.250%, 02/22/19	121
121	VAR, 5.250%, 02/22/19	122
476	Interactive Data Corp., Term Loan, VAR, 3.750%, 02/11/18	475
	Intrawest, 1st Lien Term Loan,
222	VAR, 7.000%, 12/04/17	224
423	VAR, 7.000%, 12/04/17	428
290	inVentiv Health, Inc., Consolidated Term Loan, VAR, 7.500%, 08/04/16	285
2,244	J.C. Penney Corp., Inc., Term Loan, VAR, 6.000%, 05/22/18	2,169
333	Jacobs Entertainment, Inc., Tranche B Loan, VAR, 6.250%, 10/29/18	334
517	McGraw-Hill Education, Term B Loan, VAR, 9.000%, 03/22/19	526

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	39

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Loan Assignments — Continued
	United States — Continued
412	MEG Energy Corp., Incremental Term Loan, VAR, 3.750%, 03/31/20	414
550	Mohegan Tribal Gaming Authority, Term Loan, VAR, 9.000%, 03/31/16	561
886	National Mentor Holdings, Inc., Tranche B-1 Term Loan, VAR, 6.500%, 02/09/17	892
944	Navios Maritime Partners L.P., Term Loan, VAR, 5.250%, 06/27/18 ^	956
843	Noranda Aluminum Holding Corp., Term B Loan, VAR, 5.750%, 02/28/19	779
298	NXP B.V., Tranche C Term Loan, VAR, 4.750%, 01/10/20	301
275	OCI Beaumont, Term B-2 Loan, VAR, 6.250%, 08/20/19	278
166	Ozburn-Hessey Logistics LLC, Term Loan, VAR, 6.750%, 05/22/19	166
191	Quikrete Holdings, Inc., Initial Loan 2nd Lien, VAR, 7.000%, 03/26/21	195
	R.H. Donnelley, Inc., Exit Term Loan,
628	VAR, 9.750%, 12/31/16	451
566	VAR, 9.750%, 12/31/16	406
974	Radio One, Inc., Term Loan, VAR, 7.500%, 03/31/16	995
100	Realogy Corp., Extended Synthetic Commitments, VAR, 4.430%, 10/10/16	101
949	Remy International, Inc., Term Loan, VAR, 4.250%, 02/28/20	953
	Reynolds Group Holdings, Inc., U.S. Term Loan,
139	VAR, 4.750%, 09/28/18	140
119	VAR, 4.750%, 09/28/18	120
73	VAR, 4.750%, 09/28/18	73
321	Rice Energy LLC, Term Loan, VAR, 8.500%, 10/25/18	326
395	Rite Aid Corp., 2nd Lien Term Loan, VAR, 5.750%, 08/21/20	404
2,125	Rite Aid Corp., Tranche 2 Term Loan, VAR, 4.875%, 06/21/21	2,140
670	ROC Finance LLC/ROC Finance 1 Corp., Term Loan, VAR, 5.000%, 06/20/19	655
1,418	RP Crown Parent LLC, 1st Lien Term Loan, VAR, 6.750%, 12/14/18	1,431
1,217	Sabine Oil & Gas (NFR Energy), Term Loan, VAR, 8.750%, 12/31/18	1,221
1,630	Sears Holdings Corp., Term Loan, VAR, 5.500%, 06/30/18	1,635
825	Shingle Springs Tribal Gaming Authority, Term B Loan, VAR, 6.250%, 08/29/19	823
277	Sourcehov LLC, 2nd Lien Term Loan, VAR, 8.750%, 04/30/19	280

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
267	St. George’s University, Term Loan, VAR, 8.500%, 12/20/17	269
564	Stallion Oilfield Holdings, Inc., Term Loan B, VAR, 8.000%, 06/19/18	575
350	State Class Tankers, Initial Term Loan, VAR, 6.750%, 06/20/20	352
1,244	Station Casinos LLC, Term Loan, VAR, 5.000%, 03/01/20	1,255
642	Summit Materials LLC, Term Loan, VAR, 5.000%, 01/30/19	643
3,254	SUPERVALU, Inc., Term Loan B, VAR, 5.000%, 03/21/19	3,272
1,460	Syniverse Holdings, Inc., Initial Term Loan, VAR, 4.000%, 04/23/19	1,463
513	Syniverse Holdings, Inc., Tranche B Term Loan, VAR, 4.000%, 04/23/19	514
	Texas Competitive Electric Holdings Co. LLC, Extended Term Loan,
1,492	VAR, 4.674%, 10/10/17	994
730	VAR, 4.766%, 10/10/17	486
	Texas Competitive Electric Holdings Co. LLC, Non-Extended Term Loan,
821	VAR, 3.674%, 10/10/14	552
402	VAR, 3.766%, 10/10/14	270
	Tronox Ltd., Term Loan,
185	VAR, 4.500%, 03/19/20	187
163	VAR, 4.500%, 03/19/20	164
973	UCI International, Inc., Term Loan, VAR, 5.500%, 07/26/17	975
1,992	Univision Communications, Inc., 1st Lien Term Loan, VAR, 4.500%, 03/01/20	2,002
448	Univision Communications, Inc., 2013 Incremental term Loan, VAR, 4.000%, 03/01/20	448
754	Vertis, Inc., 1st Lien Term Loan, VAR, 14.000%, 12/21/15 (d) (i)	13
5,746	Visant Corp., Tranche B Term Loans, VAR, 5.250%, 12/22/16 ^	5,635
1,427	Wabash National Corp., Initial Term Loan, VAR, 4.500%, 05/08/19	1,429
979	Walter Investment Management Corp., Tranche B Term Loan, VAR, 5.750%, 11/28/17	987
771	WildHorse Resources LLC, Term Loan, VAR, 7.500%, 12/13/18	764
500	WMG Acquisition Corp., Tranche B Term Loan, VAR, 3.750%, 07/01/20	500

		94,183

	Total Loan Assignments (Cost $94,959)	94,849

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN FUNDS	OCTOBER 31, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
U.S. Treasury Obligation — 0.1%
6,180	U.S. Treasury Note, 0.250%, 01/31/14 (k) (Cost $6,184)	6,183

NUMBER OF RIGHTS
Rights — 0.0%
	Hong Kong — 0.0%
44	New World Development Co., Ltd., expiring 12/31/49 (a) (Cost $—)	–

NUMBER OF WARRANTS
Warrants — 0.0%
	United States — 0.0%
1	General Maritime Corp., expiring 05/17/17 (Strike Price $1.00) (a) (i)	—
1	Neebo, Inc., expiring 6/20/2019 (Strike Price $1.00) (a) (i)	—

	Total Warrants (Cost $—(h))	—

SHARES
Short-Term Investment — 2.2%
	Investment Company — 2.2%
183,045	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $183,045)	183,045

	Total Investments — 99.2% (Cost $7,716,273)	8,221,394
	Other Assets in Excess of Liabilities — 0.8%	64,651

	NET ASSETS — 100.0%	$8,286,045

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2013

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Oil, Gas & Consumable Fuels	8.0%
Commercial Banks	7.3
Real Estate Investment Trusts (REITs)	5.8
Non-Agency CMO	5.2
Asset-Backed Securities	5.1
Diversified Telecommunication Services	5.0
Insurance	4.1
Pharmaceuticals	3.9
Media	3.8
Diversified Financial Services	3.6
Foreign Government Securities	2.9
Hotels, Restaurants & Leisure	2.8
Wireless Telecommunication Services	2.7
Electric Utilities	2.1
Chemicals	2.0
Semiconductors & Semiconductor Equipment	1.7
Automobiles	1.6
Health Care Providers & Services	1.6
Capital Markets	1.6
Multi-Utilities	1.5
Metals & Mining	1.5
Specialty Retail	1.5
Communications Equipment	1.2
Tobacco	1.2
Software	1.2
Consumer Finance	1.1
Food & Staples Retailing	1.0
IT Services	1.0
Real Estate Management & Development	1.0
Household Durables	1.0
Trading Companies & Distributors	1.0
Others (each less than 1.0%)	12.8
Short-Term Investment	2.2

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(4,002)	5 Year U.S. Treasury Note	12/31/13	$(486,993)	$(3,284)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	41

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of contracts)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
650,000	EUR	Morgan Stanley	11/22/13	886	882	4
446,000	GBP	Morgan Stanley	11/22/13	717	716	1
				1,603	1,598	5

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CLN

—  Credit-Linked Notes. The credit ratings disclosed for the underlying referenced obligations provide an indication of the likelihood or risk that the underlying sovereign issuer will default on payment of principal or interest. The credit ratings on these securities represent the rating from a nationally recognized statistical rating organization and are as of October 31, 2013. Credit ratings are generally considered to be lagging indicators, and as such, credit risk could be greater than the current ratings would indicate.

CMO	— Collateralized Mortgage Obligation
CVA	— Dutch Certification
EUR	— Euro
GBP	— British Pound
GDR	— Global Depositary Receipt
GMAC	— General Motors Acceptance Corp.
NVDR	— Non Voting Depositary Receipt
PIK	— Payment-in-Kind
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

REIT	— Real Estate Investment Trust
SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of October 31, 2013.
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of October 31, 2013.
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(d)	— Defaulted Security.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of October 31, 2013.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(x)

—  Securities are perpetual and, thus, do not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of October 31, 2013.

^	— Unsettled security, coupon rate is undetermined at October 31, 2013
@

—  The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is currently in effect as of October 31, 2013.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments are approximately $2,371,026,000 and 28.8%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN FUNDS	OCTOBER 31, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2013	J.P. MORGAN FUNDS	43

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2013

(Amounts in thousands, except per share amounts)

Income Builder Fund
ASSETS:
Investments in non-affiliates, at value	$8,038,349
Investments in affiliates, at value	183,045

Total investment securities, at value	8,221,394
Cash	44,413
Foreign currency, at value	17,788
Receivables:
Investment securities sold	53,404
Fund shares sold	55,243
Interest and dividends from non-affiliates	62,438
Dividends from affiliates	3
Tax reclaims	1,594
Unrealized appreciation on forward foreign currency exchange contracts	5
Unrealized appreciation on unfunded commitments	6
Prepaid expenses	24

Total Assets	8,456,312

LIABILITIES:
Payables:
Dividends	3,768
Investment securities purchased	144,902
Fund shares redeemed	15,528
Variation margin on futures contracts	31
Accrued liabilities:
Investment advisory fees	2,246
Shareholder servicing fees	131
Distribution fees	2,823
Custodian and accounting fees	297
Trustees’ and Chief Compliance Officer’s fees	1
Other	540

Total Liabilities	170,267

Net Assets	$8,286,045

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN FUNDS	OCTOBER 31, 2013

Income Builder Fund
NET ASSETS:
Paid-in-Capital	$7,800,989
Accumulated undistributed (distributions in excess of) net investment income	6,954
Accumulated net realized gains (losses)	(24,143)
Net unrealized appreciation (depreciation)	502,245

Total Net Assets	$8,286,045

Net Assets:
Class A	$3,223,725
Class C	3,476,814
Select Class	1,585,506

Total	$8,286,045

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	312,524
Class C	337,779
Select Class	153,556

Net Asset Value (a):
Class A — Redemption price per share	$10.32
Class C — Offering price per share (b)	10.29
Select Class — Offering and redemption price per share	10.33
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$10.81

Cost of investments in non-affiliates	$7,533,228
Cost of investments in affiliates	183,045
Cost of foreign currency	17,479

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	45

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2013

(Amounts in thousands)

Income Builder Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$208,380
Interest income from affiliates	1
Dividend income from non-affiliates	126,314
Dividend income from affiliates	50
Foreign taxes withheld	(7,543)

Total investment income	327,202

EXPENSES:
Investment advisory fees	27,900
Administration fees	5,232
Distribution fees:
Class A	6,019
Class C	19,351
Shareholder servicing fees:
Class A	6,019
Class C	6,450
Select Class	3,031
Custodian and accounting fees	1,143
Interest expense to affiliates	1
Professional fees	231
Trustees’ and Chief Compliance Officer’s fees	63
Printing and mailing costs	495
Registration and filing fees	343
Transfer agent fees	3,391
Other	44

Total expenses	79,713

Less amounts waived	(22,302)
Less earnings credits	— (a)

Net expenses	57,411

Net investment income (loss)	269,791

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	46,593 (b)
Futures	(1,141)
Foreign currency transactions	572

Net realized gain (loss)	46,024

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	312,512
Futures	(2,515)
Foreign currency translations	390
Unfunded commitments	3

Change in net unrealized appreciation/depreciation	310,390

Net realized/unrealized gains (losses)	356,414

Change in net assets resulting from operations	$626,205

(a)	Amount rounds to less than $1,000.
(b)	Net of change in India capital gains tax of approximately $20,000.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN FUNDS	OCTOBER 31, 2013

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Income Builder Fund
	Year Ended 10/31/2013	Year Ended 10/31/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$269,791	$152,638
Net realized gain (loss)	46,024	(26,235)
Change in net unrealized appreciation/depreciation	310,390	236,882

Change in net assets resulting from operations	626,205	363,285

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(111,932)	(55,097)
Class C
From net investment income	(107,766)	(56,951)
Select Class
From net investment income	(57,838)	(34,252)

Total distributions to shareholders	(277,536)	(146,300)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	3,951,744	1,662,287

NET ASSETS:
Change in net assets	4,300,413	1,879,272
Beginning of period	3,985,632	2,106,360

End of period	$8,286,045	$3,985,632

Accumulated undistributed (distributions in excess of) net investment income	$6,954	$5,211

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	47

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Income Builder Fund
	Year Ended 10/31/2013	Year Ended 10/31/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,149,373	$894,542
Distributions reinvested	102,403	49,378
Cost of shares redeemed	(663,937)	(255,303)

Change in net assets resulting from Class A capital transactions	$1,587,839	$688,617

Class C
Proceeds from shares issued	$1,932,277	$836,526
Distributions reinvested	86,665	44,114
Cost of shares redeemed	(353,909)	(158,541)

Change in net assets resulting from Class C capital transactions	$1,665,033	$722,099

Select Class
Proceeds from shares issued	$1,047,792	$499,498
Distributions reinvested	38,769	22,784
Cost of shares redeemed	(387,689)	(270,711)

Change in net assets resulting from Select Class capital transactions	$698,872	$251,571

Total change in net assets resulting from capital transactions	$3,951,744	$1,662,287

SHARE TRANSACTIONS:
Class A
Issued	213,544	95,413
Reinvested	10,232	5,287
Redeemed	(66,122)	(27,524)

Change in Class A Shares	157,654	73,176

Class C
Issued	192,419	89,491
Reinvested	8,679	4,734
Redeemed	(35,341)	(17,076)

Change in Class C Shares	165,757	77,149

Select Class
Issued	103,990	53,580
Reinvested	3,871	2,444
Redeemed	(38,507)	(29,102)

Change in Select Class Shares	69,354	26,922

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN FUNDS	OCTOBER 31, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2013	J.P. MORGAN FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Income Builder Fund
Class A
Year Ended October 31, 2013	$9.70	$0.45		$0.64	$1.09	$(0.47)	$—
Year Ended October 31, 2012	9.01	0.50		0.67	1.17	(0.48)	—
Year Ended October 31, 2011	9.37	0.49		(0.36)	0.13	(0.49)	—	(e)
Year Ended October 31, 2010	8.47	0.48	(d)	0.89	1.37	(0.47)	—	(e)
Year Ended October 31, 2009	6.90	0.47		1.51	1.98	(0.41)	—

Class C
Year Ended October 31, 2013	9.68	0.40		0.63	1.03	(0.42)	—
Year Ended October 31, 2012	9.00	0.45		0.67	1.12	(0.44)	—
Year Ended October 31, 2011	9.36	0.45		(0.36)	0.09	(0.45)	—	(e)
Year Ended October 31, 2010	8.47	0.43	(d)	0.90	1.33	(0.44)	—	(e)
Year Ended October 31, 2009	6.90	0.43		1.51	1.94	(0.37)	—

Select Class
Year Ended October 31, 2013	9.71	0.46		0.64	1.10	(0.48)	—
Year Ended October 31, 2012	9.02	0.51		0.67	1.18	(0.49)	—
Year Ended October 31, 2011	9.37	0.50		(0.34)	0.16	(0.51)	—	(e)
Year Ended October 31, 2010	8.47	0.49	(d)	0.90	1.39	(0.49)	—	(e)
Year Ended October 31, 2009	6.90	0.49		1.51	2.00	(0.43)	—

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01%, unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN FUNDS	OCTOBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$10.32	11.45%	$3,223,725	0.75%	4.55%	1.13%	41%
9.70	13.36	1,502,366	0.74	5.48	1.15	40
9.01	1.36	736,186	0.74	5.43	1.14	38
9.37	16.76	218,031	0.74	5.36	1.37	49
8.47	29.77	97	0.95	6.49	2.34	81

10.29	10.84	3,476,814	1.25	4.05	1.63	41
9.68	12.72	1,665,862	1.24	4.98	1.65	40
9.00	0.88	853,688	1.24	4.93	1.65	38
9.36	16.20	206,113	1.24	4.82	1.84	49
8.47	29.15	96	1.45	5.99	2.84	81

10.33	11.58	1,585,506	0.60	4.70	0.88	41
9.71	13.51	817,404	0.59	5.63	0.90	40
9.02	1.61	516,486	0.59	5.58	0.90	38
9.37	16.90	135,279	0.60	5.53	1.23	49
8.47	30.08	19,368	0.70	6.74	2.09	81

OCTOBER 31, 2013	J.P. MORGAN FUNDS	51

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Income Builder Fund	Class A, Class C and Select Class	Diversified

The investment objective of the Fund is to seek to maximize income while maintaining prospects for capital appreciation.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Fund’s securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Fund’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Fund’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also

52	J.P. MORGAN FUNDS	OCTOBER 31, 2013

take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset values.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value Level 3 securities held by the Fund at October 31, 2013.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by country as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$193,443	$—	$193,443
Austria	—	730	—	730
Belgium	—	27,424	—	27,424
Bermuda	3,940	861	—	4,801
Brazil	115,117	—	—	115,117
Canada	77,781	—	—	77,781
China	5,282	121,165	—	126,447
Denmark	36,295	679	—	36,974
Finland	—	18,502	—	18,502
France	2,760	293,484	—	296,244
Germany	4,543	141,114	—	145,657
Hong Kong	—	83,139	—	83,139
India	—	12,804	—	12,804
Indonesia	—	15,966	—	15,966
Ireland	4,177	—	—	4,177
Italy	—	60,274	—	60,274
Japan	—	219,095	—	219,095
Kazakhstan	3,329	—	—	3,329
Malaysia	4,080	—	—	4,080
Mexico	8,963	—	—	8,963
Netherlands	—	72,998	—	72,998
Norway	—	25,707	—	25,707
Poland	—	15,795	—	15,795
Portugal	—	748	—	748
Qatar	9,146	—	—	9,146

OCTOBER 31, 2013	J.P. MORGAN FUNDS	53

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Russia	$17,102	$37,585	$—		$54,687
Singapore	—	100,085	—		100,085
South Africa	—	89,959	—		89,959
South Korea	22,071	16,928	—		38,999
Spain	—	9,862	—		9,862
Sweden	—	88,661	—		88,661
Switzerland	436	140,764	—		141,200
Taiwan	12,591	86,727	—		99,318
Thailand	—	20,187	—		20,187
Turkey	—	37,151	—		37,151
United Arab Emirates	—	4,911	—		4,911
United Kingdom	32,757	323,133	—		355,890
United States	1,219,174	—	1,782		1,220,956

Total Common Stocks	1,579,544	2,259,881	1,782		3,841,207

Preferred Stocks
Brazil	9,028	—	—		9,028
Cayman Islands	—	2,174	—		2,174
Luxembourg	7,140	—	—		7,140
Netherlands	—	6,943	—		6,943
United States	184,064	13,046	—	(a)	197,110

Total Preferred Stocks	200,232	22,163	—	(a)	222,395

Debt Securities
Asset-Backed Securities
United States	—	—	417,470		417,470

Collateralized Mortgage Obligations
Non-Agency CMO
United States	—	420,255	7,494		427,749

Convertible Bonds
Australia	—	11,724	—		11,724
Austria	—	8,729	—		8,729
Belgium	—	3,138	—		3,138
Bermuda	—	4,523	—		4,523
Canada	—	5,231	2,584		7,815
Cayman Islands	—	13,618	—		13,618
France	—	15,703	—		15,703
India	—	23,262	—		23,262
Italy	—	3,578	—		3,578
Luxembourg	—	10,622	—		10,622
Spain	—	9,058	—		9,058
United Kingdom	—	17,800	—		17,800
United States	—	90,499	335		90,834

Total Convertible Bonds	—	217,485	2,919		220,404

Corporate Bonds
Australia	—	19,162	—		19,162
Austria	—	544	—		544
Azerbaijan	—	4,581	—		4,581
Bahamas	—	2,099	—		2,099
Bermuda	—	12,292	—		12,292
Brazil	—	680	—		680
Canada	—	45,269	1		45,270
Cayman Islands	—	17,536	—		17,536
Chile	—	1,456	—		1,456
Colombia	—	1,357	—		1,357
Costa Rica	—	2,741	—		2,741

54	J.P. MORGAN FUNDS	OCTOBER 31, 2013

	Level 1 Quoted prices		Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Croatia	$—		$3,013	$—		$3,013
Dominican Republic	—		4,172	—		4,172
Finland	—		1,360	—		1,360
France	—		865	—		865
Georgia	—		7,277	—		7,277
Germany	—		1,513	1,844		3,357
Hungary	—		726	—		726
Indonesia	—		3,789	—		3,789
Ireland	—		14,847	—		14,847
Japan	—		4,096	—		4,096
Kazakhstan	—		10,564	—		10,564
Liberia	—		1,315	—		1,315
Luxembourg	—		85,769	—		85,769
Mexico	—		8,259	—		8,259
Netherlands	—		23,276	—		23,276
Nigeria	—		1,134	—		1,134
Norway	—		1,174	—		1,174
Singapore	—		479	—		479
Spain	—		2,330	—		2,330
United Kingdom	—		30,950	—		30,950
United States	—		1,875,916	13,542		1,889,458
Venezuela	—		5,892	—		5,892

Total Corporate Bonds	—		2,196,433	15,387		2,211,820

Foreign Government Securities	—		221,351	16,012		237,363
U.S. Treasury Obligations	—		6,183	—		6,183
Preferred Securities
Bermuda	—		1,712	—		1,712
France	—		7,899	—		7,899
Sweden	—		757	—		757
United Kingdom	—		2,758	—		2,758
United States	—		345,783	—		345,783

Total Preferred Securities	—		358,909	—		358,909

Loan Assignments
Cayman Islands	—		666	—		666
United States	—		94,170	13		94,183

Total Loan Assignments	—		94,836	13		94,849

Rights
Hong Kong	—	(a)	—	—		—	(a)
Warrants
United States	—		—	—	(a)	—	(a)
Short-Term Investment
Investment Company	183,045		—	—		183,045

Total Investments in Securities	$1,962,821		$5,797,496	$461,077		$8,221,394

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—		$5	$—		$5

Depreciation in Other Financial Instruments
Futures Contracts	$(3,284)		$—	$—		$(3,284)

(a)	Value is zero.
(b)	Amount rounds to less than $1,000.

There were no transfers between Levels 1 and 2 during the year ended October 31, 2013.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

	Balance as of 10/31/12		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/13
Asset-Backed Securities — United States	$—		$336	$12,374	$2,165	$257,173	$(74,680)	$220,102	$—	$417,470
Collateralized Mortgage Obligations — Non-Agency CMO — United States	—		—	271	28	4,325	(553)	3,423	—	7,494
Common Stocks — United States	68		(27)	(1,916)	—	4,026	(369)	—	—	1,782
Convertible Bonds — Canada	—		—	242	—	2,342	—	—	—	2,584
Convertible Bonds — United States	233		—	77	—	25	—	—	—	335
Corporate Bonds — Canada	—		— (b)	— (b)	—	—	—	1	—	1
Corporate Bonds — Germany	—		—	(158)	—	2,002	—	—	—	1,844
Corporate Bonds — United States	9,932		(255)	(219)	(33)	6,165	(2,048)	—	—	13,542
Foreign Government Securities	22,363		—	(2,290)	—	8,221	(22,500)	10,218	—	16,012
Loan Assignments — United States	211		237	(198)	—	—	(237)	—	—	13
Preferred Stocks — United States	12		(64)	52	—	—	—	—	—	—	(a)
Warrants — United States	—	(a)	—	—	—	—	—	—	—	—	(a)

Total	$32,819		$227	$8,235	$2,160	$284,279	$(100,387)	$233,744	$—	$461,077

1	Purchases include all purchases of securities and securities received in corporate actions.
2	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Value is zero.
(b)	Amount rounds to less than $1,000.

Transfers into, or out of, Level 3 are valued utilizing values as of the beginning of the year.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), respectively, which resulted in a lack of or increase in available market inputs to determine price.

The change in unrealized appreciation (depreciation) attributable to securities owned at October 31, 2013, which were valued using significant unobservable inputs (Level 3), amounted to approximately $8,276,000. This amount is included in change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statement of Operations.

56	J.P. MORGAN FUNDS	OCTOBER 31, 2013

Income Builder Fund

Quantitative Information about Level 3 Fair Value Measurements #

	Fair Value at 10/31/13		Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$1,604		Market Comparable Companies	EBITDA Multiple (a)	5.00x - 6.80x (5.00x)
				Discount for lack of marketability (b)	10.00% - 22.50% (10.00%)
	6		Terms of Plan of Reorganization	Discount for lack of marketability (b)	25% (N/A)
	21		Consensus Broker Pricing	Median Offered quote	$6.25 (N/A)

Common Stock	1,631

	0	(c)	Discounted Cash Flow	Discount for lack of marketability (b)	22.50% (N/A)

Preferred Stock	0

	302		Market Comparable Companies	EBITDA Multiple (a)	5.5x - 6.80x (6.77x)
				Discount for lack of marketability (b)	22.50% (N/A)
	0		Terms of Plan of Reorganization	Probability of Default	100% (N/A)

Corporate Bond	302

	424,964		Discounted Cash Flow	Constant Prepayment Rate	0% - 21.26% (3.40%)
				Constant Default Rate	0% - 21.60% (6.72%)
				Yield (Discount Rate of Cash Flows)	0% - 19.97% (4.93%)

Asset-Backed Securities	424,964

Warrants	0		Intrinsic Value	Issue Price vs. Stock Price	(N/A)

Total	$426,897

#	The table above does not include Level 3 securities that are valued by brokers and pricing services. At October 31, 2013, the value of these securities was approximately $34,180,000. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, unchanged price review, results of broker and vendor due diligence and consideration of macro or security specific events.
(a)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.
(b)	Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.
(c)	Securities senior to the preferred securities in issuing entity capital structure result in preferred stock being valued at zero.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for lack of marketability, probability of default, yield, and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement. A significant change in broker pricing information could result in a significantly higher or lower value in such Level 3 instruments.

B. Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and includes, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund. As of October 31, 2013, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

The value and percentage of net assets of illiquid securities held as of October 31, 2013, were approximately $20,386,000 and 0.2%, respectively.

C. Loan Assignments — The Fund invests in loan assignments of all or a portion of the loans. When the Fund purchases a loan assignment the Fund has direct rights against the borrower on a loan when it purchases an assignment; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. As a result, the Fund assumes the credit risk of the Borrower (“Intermediate Participants”) and any other persons interpositioned between the Fund and the Borrower. Although certain loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing on such

OCTOBER 31, 2013	J.P. MORGAN FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

collateral or have its interest subordinated to other indebtedness of the obligor. In addition, loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid.

D. Unfunded Commitments — The Fund may enter into commitments to buy and sell investments including commitments to buy loan participations and assignments to settle on future dates as part of its normal investment activities. Unfunded commitments are generally traded and priced as part of a related loan assignment (Note 2.C.). The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unrealized appreciation (depreciation) from unfunded commitments is reported in the Statement of Assets and Liabilities. The Fund segregates security positions such that sufficient liquid assets will be available for the commitments on a future date. Credit risk exists on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

At October 31, 2013, the Fund had the following unfunded loan commitments which could be extended at the option of the borrower (amounts in thousands):

	Term	Maturity Date	Commitment Fee Rate	Rate if Funded	Principal Amount	Commitment
Security Description						Amount	Value
Altice Financing S.A.	Term Loan	07/02/19	4.500%	5.500%	$109	$103	$109

E. Futures Contracts — The Fund uses index, treasury or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to particular countries or regions. The Fund also uses futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation (depreciation) in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the year ended October 31, 2013 (amounts in thousands):

Futures Contracts:
Average Notional Balance Long	$24,315
Average Notional Balance Short	92,097
Ending Notional Balance Long	—
Ending Notional Balance Short	486,993

F. Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore uses forward foreign currency exchange contracts to hedge or manage these exposures. The Fund also buys forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

58	J.P. MORGAN FUNDS	OCTOBER 31, 2013

The table below discloses the volume of the Fund’s forward foreign currency exchange contracts activity during the year ended October 31, 2013 (amounts in thousands):

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Sold	$1,916
Ending Settlement Value Sold	1,603

G. Summary of Derivatives Information — The following table presents the value of derivatives held as of October 31, 2013, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities (amounts in thousands):

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$—	$5

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(3,284)	—

Total		$(3,284)	$5

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statement of Operations for the year ended October 31, 2013, by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$(134)	$—	$(134)
Foreign exchange contracts	(1,007)	54	(953)

Total	$(1,141)	$54	$(1,087)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$(3,284)	$—	$(3,284)
Foreign exchange contracts	769	9	778

Total	$(2,515)	$9	$(2,506)

The Fund’s derivatives contracts held at October 31, 2013 are not accounted for as hedging instruments under GAAP.

H. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign currency gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

J. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

K. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of October 31, 2013, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, Management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

L. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. The Fund is subject to a tax imposed on short-term capital gains on securities of issuers domiciled in India. The Fund records an estimated deferred tax liability for these securities that have been held for less than one year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount, if any, is reported as Deferred India capital gains tax in the accompanying Statement of Assets and Liabilities. Short-term realized capital losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short-term realized capital gains.

India has recently enacted rules imposing a tax on indirect transfers of Indian shares, although additional guidance from the Indian tax authorities is awaited. At present, management does not believe that such tax will be applicable to the Fund. However, management’s conclusion, regarding this and other foreign tax matters, may be subject to future review based on changes in, or the interpretation of, the accounting standards and the tax laws and regulations.

M. Distributions to Shareholders — Distributions from net investment income are generally declared and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$—	$9,488	$(9,488)

The reclassifications for the Fund relate primarily to investments in passive foreign investment companies (“PFICs”).

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.45% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2013, the annual effective rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

60	J.P. MORGAN FUNDS	OCTOBER 31, 2013

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2013, the Distributor retained the following amounts (in thousands):

Front-End Sales Charge	CDSC
$3,285	$50

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to 0.25% of the average daily net assets of Class A, Class C and Select Class Shares. The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Interest income, if any, earned on cash balances at the custodian, is included in Interest income from affiliates in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Select Class
0.75%	1.25%	0.60%

The expense limitation agreement was in effect for the year ended October 31, 2013. The contractual expense limitation percentages in the table above are in place until at least February 28, 2014.

For the year ended October 31, 2013, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total
$2,610	$5,232	$14,288	$22,130

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended October 31, 2013 was approximately $172,000.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2013, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

The Fund may use related party broker-dealers. For the year ended October 31, 2013, the Fund incurred approximately $14,000 in brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2013, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$6,276,168	$2,463,686	$931	$3,272

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at October 31, 2013 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$7,737,264	$599,527	$115,397	$484,130

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of PFICs and wash sale loss deferrals.

The tax character of distributions paid during the year ended October 31, 2013 was as follows (amounts in thousands):

Ordinary Income	Total Distributions Paid
$277,536	$277,536

The tax character of distributions paid during the year ended October 31, 2012 was as follows (amounts in thousands):

Ordinary Income	Total Distributions Paid
$146,300	$146,300

As of October 31, 2013, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$22,731	$(18,417)	$484,534

The cumulative timing differences primarily consist of wash sale loss deferrals and mark to market of PFICs.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after October 31, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of October 31, 2013, the Fund had pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

2019	Total
$18,417	$18,417

During the year ended October 31, 2013, the Fund utilized capital loss carryforwards as follows (amounts in thousands):

	Post-Enactment Capital Loss Carryforwards Utilized
Pre-Enactment Capital Loss Carryforwards Utilized	Short-Term	Long-Term	Total Capital Loss Carryforwards Utilized
$7,227	$18,358	$7,104	$32,689

62	J.P. MORGAN FUNDS	OCTOBER 31, 2013

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2013, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Adviser or an affiliate may from time to time exercise discretion on behalf of certain of their clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

The Fund is subject to the risk that should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems representative of its value, the value of the Fund’s net assets could be adversely affected.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region. The Fund invests in floating rate loans and other floating rate debt securities. Although these securities are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swap and option contracts, credit linked notes, exchange-traded notes, forward foreign currency exchange contracts and To-Be-Announced securities.

The Fund is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

As of October 31, 2013, the Fund invested approximately 59.2% of its total investments in the United States.

8. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, “Balance Sheet: Disclosures about Offsetting Assets and Liabilities”. In January 2013, the FASB issued ASU 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”, which updated ASU 2011-11. The ASU creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives, repurchase agreements and securities lending transactions that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. This ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time management is evaluating the implications of these changes on the Portfolio’s financial statement disclosures.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	63

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Income Builder Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Income Builder Fund (a separate Fund of JPMorgan Trust I) (hereafter referred to as the “Fund”) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2013

64	J.P. MORGAN FUNDS	OCTOBER 31, 2013

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	171	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (effective 7/1/13); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	171	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present); Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	171	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	171	Director, Center for Communication, Hearing and Deafness (1990-present).

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	171	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	171	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	171	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	171	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

OCTOBER 31, 2013	J.P. MORGAN FUNDS	65

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	171	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	171	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	171	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	171	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	171	Trustee, The Victory Portfolios (2000-2008).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of the Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (171 funds), including JPMorgan Mutual Fund Group which liquidated effective November 29, 2012 and is in the process of winding up its affairs.

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Fund’s investment adviser, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

66	J.P. MORGAN FUNDS	OCTOBER 31, 2013

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**

Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980) , Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980) , Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	67

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2013, and continued to hold your shares at the end of the reporting period, October 31, 2013.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2013	Ending Account Value, October 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Income Builder Fund
Class A
Actual	$1,000.00	$1,019.70	$3.82	0.75%
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class C
Actual	1,000.00	1,016.30	6.35	1.25
Hypothetical	1,000.00	1,018.90	6.36	1.25
Select Class
Actual	1,000.00	1,020.40	3.06	0.60
Hypothetical	1,000.00	1,022.18	3.06	0.60

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

68	J.P. MORGAN FUNDS	OCTOBER 31, 2013

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2013, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 22, 2013.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Adviser on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Fund’s performance compared to the performance of the Fund’s peers and benchmarks and analyses by the Adviser of the Fund’s performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Fund’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Fund, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of the Fund in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Adviser and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with coun-

sels to the Trust and independent Trustees at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing processes. The quality of the administrative services provided by J.P. Morgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	69

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services. The Board also reviewed the adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the adviser.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Fund would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of the Fund. The Trustees also considered the complexity of investment management for the Fund relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one- and three-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser and the independent consultant and also considered the special analysis prepared by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

70	J.P. MORGAN FUNDS	OCTOBER 31, 2013

The Trustees noted the Fund’s performance was in the first quintile for both Class A and Select Class shares for the one- three-, and five-year periods ended December 31, 2012, respectively, and that the independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the first quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	71

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2013. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2013. The information necessary to complete your income tax returns for the calendar year ending December 31, 2013 will be provided under separate cover.

Dividends Received Deductions (DRD)

9.04% of ordinary income distributions were eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended October 31, 2013.

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2013, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The Fund hereby designates approximately $277,536,000 or the maximum allowable amount of ordinary income distributions as qualified dividends.

72	J.P. MORGAN FUNDS	OCTOBER 31, 2013

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2013. All rights reserved. October 2013.	AN-INCBUILD-1013

Annual Report

J.P. Morgan Funds

October 31, 2013

JPMorgan Emerging Markets Local Currency Debt Fund

JPMorgan Ex-G4 Currency Strategies Fund

JPMorgan International Currency Income Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

DECEMBER 4, 2013 (Unaudited)

Dear Shareholder:

Despite periods of heightened volatility, developed market equities, in aggregate, posted outstanding returns for the twelve months ended October 31, 2013. For much of the period, stocks were supported by solid corporate earnings and robust demand from investors looking to generate higher returns in the low interest rate environment. While it signaled a potential policy shift, the U.S. Federal Reserve (“Fed”) continued to pursue its highly accommodative policies in an attempt to lower unemployment and spur the economy. Many central banks overseas also maintained accommodative monetary policies aimed at stimulating their economies. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. Elsewhere, the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012.

“As the market’s periodic gyrations have demonstrated, it is critically important to maintain a long-term focus for your investment portfolio.”

Positive investor sentiment was interrupted several times during the reporting period, triggered by a number of factors including uncertainties regarding the U.S. “fiscal cliff” and sequestration, geopolitical issues, the Fed’s plans to begin “tapering” its asset purchase program, the partial federal government shutdown and the raising of the debt ceiling. Yet, market declines proved to be only temporary setbacks. All told, U.S. stocks rose sharply and achieved record highs on a number of occasions during the twelve months ended October 31, 2013. Overseas, developed international stocks also rallied sharply, while emerging market equities generated less robust returns given concerns regarding China’s economy and rising U.S. interest rates.

U.S. Treasury Yields Rise Sharply

Talk of Fed tapering negatively impacted the fixed income markets. U.S. Treasury security yields continued to be low from a historical perspective, but ended the period sharply higher than when the reporting period began. Still, U.S. Treasury yields fell from their reporting period peak in early September

2013 as the Fed chose to delay tapering its asset purchases. The yield for 10-year U.S. Treasury securities ended October 31, 2013 at 2.57%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.31% and 3.63%, respectively. Amid the rising interest rate environment, the overall U.S. fixed income market generated a negative return for the reporting period. High yield bonds (also known as “junkbonds”), in contrast, posted a solid gain, whereas emerging market debt securities declined.

Maintaining a Long-Term Perspective

While the global economy is far from robust, it is still on a growth path. Despite some recent mixed data, the expansion in the U.S. appears to be sustainable. In addition, Europe has finally emerged from its lengthy recession. Elsewhere, pro-growth initiatives in Japan have thus far yielded positive results. While growth in China has moderated, there have been some encouraging signs of late that its economy can avoid a “hard landing.”

We are encouraged by the stock market’s resiliency despite periods of elevated volatility. In addition, equity market correlations appear to be moderating, which could create a more favorable environment for active managers. Also, given the overall weakness in the bond market, valuations in a number of fixed income sectors have become more attractive.

As the market’s periodic gyrations have demonstrated, it is critically important to maintain a long-term focus for your investment portfolio. Furthermore, having a well- diversified investment portfolio that is allocated among a number of asset classes can potentially lessen the impact of market declines.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

OCTOBER 31, 2013	J.P. MORGAN FUNDS	1

J.P. Morgan Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited)

The global financial markets experienced periods of volatility during the reporting period. This volatility was triggered by a number of factors, including mixed economic data, geopolitical issues, expectations for future central bank monetary policies and, in the U.S., the impact of the fiscal cliff, sequestration and partial government shutdown. Despite indications that it would begin “tapering” its asset purchase program, the U.S. Federal Reserve surprised the market by announcing a delay of the tapering at its meeting in September 2013. Elsewhere, Japan’s central bank embarked on an aggressive campaign to support its economy and end deflation, while the European Central Bank vowed to do “whatever it takes” to preserve the euro.

Within the emerging market debt asset class, U.S. dollar-denominated sovereign debt generated the weakest results, followed by local currencies and corporate bonds. In terms of local currencies, the Indonesian rupiah, South African rand, Indian rupee, Turkish lira and Brazil real were the worst performers. Each of these countries is running a current account deficit and was especially susceptible to rising U.S. Treasury yields.

2	J.P. MORGAN FUNDS	OCTOBER 31, 2013

JPMorgan Emerging Markets Local Currency Debt Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(4.03)%
J.P. Morgan GBI — EM Global Diversified Index	(1.60)%

Net Assets as of 10/31/2013 (In Thousands)	$150,482
Duration as of 10/31/2013	5.0 years

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Local Currency Debt Fund (the “Fund”) seeks to provide total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the J.P. Morgan GBI — EM Global Diversified Index (the “Benchmark”) for the twelve months ended October 31, 2013. The emerging market local currency debt asset class was negatively impacted by outflows and widening spreads during the reporting period (generally, bond prices decline when spreads widen). The most significant detractor from the Fund’s relative performance was its overweight allocation versus the Benchmark to Brazilian local debt. Brazilian bonds lost value as Brazil’s central bank increased interest rates several times during the reporting period in an effort to contain elevated inflation in the country. Underweight positions in Polish and South African local debt and the local currencies of both countries were also negative for the Fund’s relative performance.

The most significant contributor to the Fund’s relative performance was its underweight to Turkish local debt. Turkish bonds struggled during the period due, in part, to the country’s current account deficit. Underweights versus the Benchmark to Indonesian local debt and its local currency were also beneficial for results. Elsewhere, tactical positioning in the Singapore dollar was additive to the Fund’s relative performance.

HOW WAS THE FUND POSITIONED?

The Fund invested primarily in debt securities from emerging market countries that the Fund’s portfolio managers believed had the potential to provide total return, using these investments to establish overweight and underweight currency positions versus the Benchmark. The Fund also used currency derivatives to establish overweight and underweight currency positions versus the Benchmark and held U.S. cash as support for these positions. At the end of the reporting period, the Fund’s largest currency overweights versus the Benchmark were in Nigeria, Indonesia and Chile. In addition, the Fund’s portfolio managers looked to position the portfolio to benefit from changes in the interest rates of different countries.

In terms of local rates, the Fund was overweight Peru, Indonesia, Mexico and Nigeria, as the Fund’s portfolio managers believed that the economic fundamentals of these countries may lead to lower rates (generally, bond prices increase when rates decline).

PORTFOLIO COMPOSITION BY SECURITY TYPE***
Foreign Government Securities	72.8%
Corporate Bonds	0.7
Options Purchased	0.0	****
Short-Term Investment	26.5

PORTFOLIO COMPOSITION BY COUNTRY***
Russia	9.5%
Indonesia	8.9
Turkey	8.1
Mexico	7.5
Malaysia	5.4
Brazil	5.2
South Africa	5.1
Hungary	4.7
Nigeria	4.4
Poland	3.5
Thailand	3.2
Peru	2.4
Colombia	1.8
Romania	1.3
Chile	1.2
Others (each less than 1.0%)	1.3
Short-Term Investment	26.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2013. The Fund’s composition is subject to change.
****	Amount rounds to less than 0.05%.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	3

JPMorgan Emerging Markets Local Currency Debt Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited) (continued)

TOTAL RETURNS AS OF OCTOBER 31, 2013

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	6/29/12
Without Sales Charge		(4.26)%	(0.88)%
With Sales Charge*		(7.85)	(3.67)
CLASS C SHARES	6/29/12
Without CDSC		(4.65)	(1.37)
With CDSC**		(5.65)	(1.37)
CLASS R2 SHARES	6/29/12	(4.53)	(1.15)
CLASS R5 SHARES	6/29/12	(3.82)	(0.44)
CLASS R6 SHARES	6/29/12	(3.70)	(0.33)
SELECT CLASS SHARES	6/29/12	(4.03)	(0.65)

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (6/29/12 To 10/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on June 29, 2012.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Emerging Markets Local Currency Debt Fund, the J.P. Morgan GBI-EM Global Diversified Index and the Lipper Emerging Markets Local Currency Debt Funds Index from June 29, 2012 to October 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the J.P. Morgan GBI-EM Global Diversified Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The performance of the Lipper Emerging Markets Local Currency Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The J.P. Morgan GBI-EM Global Diversified Index consists of regularly traded, fixed-rate, domestic currency government bonds which international investors can readily access. The maximum weight to any country in the index is capped at 10%. The Lipper Emerging Markets Local Currency Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	OCTOBER 31, 2013

JPMorgan Ex-G4 Currency Strategies Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(1.01)%
Barclays Global Treasury 1-3 Year Index	(3.13)%
Barclays Global Ex-G4 Benchmark Currency Index	2.48%

Net Assets as of 10/31/2013 (In Thousands)	$138,515
Duration as of 10/31/2013	0.9 years

INVESTMENT OBJECTIVE**

The JPMorgan Ex-G4 Currency Strategies Fund (the “Fund”) seeks to provide total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund posted a negative absolute return, but outperformed the Barclays Global Treasury 1-3 Year Index for the twelve months ended October 31, 2013. This outperformance was due, in part, to the Barclays Global Treasury 1-3 Year Index’s overweight, relative to the Fund, to the Japanese yen, which depreciated approximately 12% versus the U.S. dollar during the reporting period. The yen weakened amid aggressive Japanese government and central bank initiatives aimed at stimulating the economy and ending deflation.

The Fund underperformed the Barclays Global Ex-G4 Benchmark Currency Index (the “Supplemental Benchmark”) for the twelve months ended October 31, 2013. The Fund’s investments in local longer duration bonds detracted from performance relative to the Supplemental Benchmark as concerns that the U.S. Federal Reserve (the “Fed”) would scale back its large-scale asset purchases caused yields across the globe to rise. Duration is used to measure the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates go down or up, respectively, versus bonds with shorter duration.

Overall, the Fund’s currency management contributed to relative performance versus the Supplemental Benchmark. The Fund’s short position in the Australian dollar was the main contributor as the currency depreciated versus the U.S. dollar during the reporting period. This was especially pronounced during the second quarter of 2013, as the U.S. dollar was supported by expectations for tapering of Fed asset purchases and rising bond yields amid improving U.S. economic data. At the same time, the commodity-based Australian dollar was very weak given ongoing concerns regarding the slowdown in Chinese economic growth, as well as less investor risk appetite and softer commodity prices. Elsewhere, the Fund’s long positions in the South Korean won and Russian ruble detracted from performance relative to the Supplemental Benchmark as emerging markets experienced outflows following concerns that the Fed would begin to taper its asset purchases.

HOW WAS THE FUND POSITIONED?

The Fund attempted to benefit from foreign currency strength and weakness against the U.S. dollar. To establish overweight and underweight positions in currencies, the Fund primarily invested in securities issued by foreign governments, agencies and supranationals. The Fund also utilized forward foreign currency exchange contracts to establish these positions and held U.S. cash as support for these positions.

PORTFOLIO COMPOSITION BY SECURITY TYPE***
Foreign Government Securities	62.4%
Supranational	8.7
Short-Term Investment	28.9

PORTFOLIO COMPOSITION BY COUNTRY***
Mexico	13.9%
Supranational	8.7
Germany	7.5
South Korea	7.3
Indonesia	5.2
Canada	4.8
Turkey	4.8
Thailand	4.8
Poland	3.7
Russia	2.6
South Africa	2.3
Norway	2.2
Denmark	1.8
Sweden	1.5
Short-Term Investment	28.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2013. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	5

JPMorgan Ex-G4 Currency Strategies Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2013

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/11
Without Sales Charge		(1.16)%	0.32%
With Sales Charge*		(4.90)	(1.66)
CLASS C SHARES	11/30/11
Without CDSC		(1.89)	(0.42)
With CDSC**		(2.89)	(0.42)
SELECT CLASS SHARES	11/30/11	(1.01)	0.48

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/11 TO 10/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Ex-G4 Currency Strategies Fund, the Barclays Global Treasury 1-3 Year Index, the Barclays Global Ex-G4 Benchmark Currency Index and the Lipper Alternative Currency Strategies Average from November 30, 2011 to October 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays Global Treasury 1-3 Year Index and the Barclays Global Ex-G4 Benchmark Currency Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The performance of the Lipper Alternative Currency Strategies Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Barclays Global Treasury 1-3 Year Index measures the performance of fixed-rate local currency sovereign debt of investment grade countries that has remaining maturities of one to three years. The Barclays Global Ex-G4 Benchmark Currency Index is designed to track the performance of a portfolio of 1-month cash settled foreign currency forward positions in a basket of currencies. The currencies in the portfolio are weighted based on Gross Domestic Product (GDP). Investors cannot invest directly in an index. The Lipper Alternative Currency Strategies Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN FUNDS	OCTOBER 31, 2013

JPMorgan International Currency Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(0.22)%
Barclays Global Treasury Ex-U.S. 1-3 Year Index	(5.20)%
Barclays Global
Ex-USD Benchmark Currency (Trade-Weighted) Index	0.48%

Net Assets as of 10/31/2013 (In Thousands)	$615,725
Duration as of 10/31/2013	1.3 years

INVESTMENT OBJECTIVE**

The Fund seeks to provide a high total return primarily from a portfolio of fixed income and other debt securities denominated in foreign currencies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund posted a negative absolute return, but outperformed the Barclays Global Treasury Ex-U.S. 1-3 Year Index for the twelve months ended October 31, 2013. Amid a rising interest rate environment, this outperformance was largely due to the Fund’s shorter duration than that of the Barclays Global Treasury Ex-U.S. 1-3 Year Index. Duration is used to measure the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates go down or up, respectively, versus bonds with shorter duration.

The Fund underperformed the Barclays Global Ex-USD Benchmark Currency (Trade-Weighted) Index (the “Supplemental Benchmark”) for the twelve months ended October 31, 2013. The Fund’s investments in local longer duration bonds detracted from performance relative to the Supplemental Benchmark as concerns that the U.S. Federal Reserve (the “Fed”) would scale back its large-scale asset purchases caused yields across the globe to rise.

Overall, the Fund’s currency management contributed to relative performance versus the Supplemental Benchmark. The Fund’s short position in the Japanese yen was the main contributor to relative performance. The yen weakened amid aggressive government and central bank initiatives aimed at stimulating the economy and ending deflation. Elsewhere, the Fund’s long positions in the South Korean won and Russian ruble detracted from performance relative to the Supplemental Benchmark as emerging markets experienced outflows following concerns that the Fed would begin to taper its asset purchases. Finally, the Fund’s short position in the euro detracted from relative performance. The euro appreciated as the European Central Bank vowed to maintain its accommodative monetary policies.

HOW WAS THE FUND POSITIONED?

The Fund attempted to benefit from foreign currency strength and weakness against the U.S. dollar. To establish overweight and underweight positions in currencies, the Fund primarily invested in securities issued by foreign governments, agencies and supranationals. The Fund also utilized forward foreign currency exchange contracts to establish these positions and held U.S. cash as support for these positions.

PORTFOLIO COMPOSITION BY SECURITY TYPE***
Foreign Government Securities	63.8%
Supranational	22.7
Corporate Bonds	5.9
Short-Term Investment	7.6

PORTFOLIO COMPOSITION BY COUNTRY***
Supranational	22.7%
Canada	21.4
Mexico	12.0
Netherlands	7.9
Finland	4.8
Brazil	4.0
Malaysia	2.6
Austria	2.3
Germany	2.3
Denmark	2.2
United Kingdom	2.1
Philippines	1.8
Thailand	1.6
Norway	1.5
Indonesia	1.5
France	1.0
Others (each less than 1.0%)	0.8
Short-Term Investment	7.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2013. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	7

JPMorgan International Currency Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	3/30/07
Without Sales Charge		(0.45)%	5.07%	3.36%
With Sales Charge*		(4.14)	4.28	2.76
CLASS C SHARES	3/30/07
Without CDSC		(1.09)	4.31	2.66
With CDSC**		(2.09)	4.31	2.66
SELECT CLASS SHARES	3/30/07	(0.22)	5.27	3.58

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/30/07 TO 10/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 30, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Currency Income Fund, the Barclays Global Treasury Ex-U.S. 1-3 Year Index, the Barclays Global Ex-USD Benchmark Currency (Trade-Weighted) Index and the Lipper Alternative Currency Strategies Average from March 30, 2007 to October 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays Global Treasury Ex-U.S. 1-3 Year Index and the Barclays Global Ex-USD Benchmark Currency (Trade-Weighted) Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund. The performance of the Lipper Alternative Currency Strategies Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Barclays Global Treasury Ex-U.S. 1-3 Year Index measures the performance of fixed-rate local currency sovereign debt of investment grade countries outside the United States that has remaining maturities of one to three years. The Barclays Global Ex-USD Benchmark Currency (Trade-Weighted) Index is a total return index that is constructed to track the performance of a basket of

1-month cash settled foreign currency forward positions in a basket of currencies versus the U.S. dollar. Investors cannot invest directly in an index. The Lipper Alternative Currency Strategies Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

From the inception of the Fund through November 3, 2009, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted. Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN FUNDS	OCTOBER 31, 2013

JPMorgan Emerging Markets Local Currency Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
	Corporate Bonds — 0.7%
		Mexico — 0.7%
MXN	3,600	Grupo Televisa S.A.B., 7.250%, 05/14/43 (m)	229
MXN	12,240	Red de Carreteras de Occidente, S.A.P.I.B. de C.V., 9.000%, 06/10/28 (e) (m)	824

		Total Corporate Bonds (Cost $1,284)	1,053

	Foreign Government Securities — 69.6%
		Brazil — 4.9%
BRL	2,310	Brazil Letras do Tesouro Nacional, Zero Coupon, 01/01/15 (m)	916
		Brazil Notas do Tesouro Nacional Serie F,
BRL	9,090	10.000%, 01/01/17 (m)	3,901
BRL	4,800	10.000%, 01/01/21 (m)	1,982
BRL	1,311	10.000%, 01/01/23 (m)	532

			7,331

		Chile — 1.1%
CLP	36	Bonos de la Tesoreria de la Republica, 3.000%, 07/01/17 (m)	1,695

		Colombia — 1.7%
		Republic of Colombia,
COP	1,800,000	4.375%, 03/21/23 (m)	865
COP	1,405,000	7.750%, 04/14/21 (m)	847
COP	1,290,000	9.850%, 06/28/27 (m)	889

			2,601

		Ghana — 0.6%
	167	Citigroup, Inc., CLN, 16.900%, 03/09/16 (linked to Government of Ghana, 16.900%, 03/09/16; credit rating B) (a) (e) (i) (m)	134
	50	Standard Bank plc, CLN, 26.000% , 06/07/17 (linked to Government of Ghana, 26.000%, 06/07/17; credit rating B) (a) (e) (i) (m)	37
	1,606	Standard Chartered Bank, CLN, 21.000%, 10/28/15 (linked to Government of Ghana, 21.000%, 10/28/15; credit rating B) (e) (i) (m)	670

			841

		Hungary — 4.5%
		Republic of Hungary,
HUF	235,580	5.500%, 02/12/16 (m)	1,118
HUF	119,230	5.500%, 12/22/16 (m)	567
HUF	216,930	5.500%, 12/20/18 (m)	1,032
HUF	106,560	6.000%, 11/24/23 (m)	507
HUF	260,000	6.750%, 11/24/17 (m)	1,295
HUF	246,620	7.000%, 06/24/22 (m)	1,251
HUF	198,220	7.500%, 11/12/20 (m)	1,034

			6,804

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		Indonesia — 8.6%
		Republic of Indonesia,
IDR	5,500,000	5.250%, 05/15/18 (m)	454
IDR	4,580,000	5.625%, 05/15/23 (m)	355
IDR	2,196,000	6.125%, 05/15/28 (m)	163
IDR	15,622,000	6.625%, 05/15/33 (m)	1,181
IDR	9,300,000	8.250%, 07/15/21 (m)	860
IDR	35,090,000	8.250%, 06/15/32 (m)	3,144
IDR	16,300,000	8.375%, 03/15/24 (m)	1,532
IDR	10,400,000	8.375%, 03/15/34 (m)	966
IDR	7,000,000	9.000%, 03/15/29 (m)	673
IDR	20,000,000	9.500%, 06/15/15 (m)	1,856
IDR	4,725,000	9.500%, 07/15/31 (m)	473
IDR	11,750,000	10.250%, 07/15/22 (m)	1,220

			12,877

		Kenya — 0.4%
	600	Citigroup, Inc., CLN, 12.000%, 11/15/32 (linked to Republic of Kenya, 12.000%, 11/15/32; credit rating B+) (i) (m)	555

		Malaysia — 5.1%
		Malaysia Government Bond,
MYR	5,000	3.172%, 07/15/16 (m)	1,586
MYR	4,500	3.480%, 03/15/23 (m)	1,410
MYR	7,600	3.492%, 03/31/20 (m)	2,396
MYR	2,000	3.844%, 04/15/33 (m)	606
MYR	5,610	3.892%, 03/15/27 (m)	1,739

			7,737

		Mexico — 6.5%
		United Mexican States,
MXN	2,691	4.000%, 11/15/40 (m)	217
MXN	8,420	6.500%, 06/10/21 (m)	681
MXN	200	7.750%, 12/14/17 (m)	17
MXN	10,600	7.750%, 05/29/31 (m)	873
MXN	27,600	7.750%, 11/13/42 (m)	2,223
MXN	18,100	8.000%, 06/11/20 (m)	1,594
MXN	14,100	8.500%, 05/31/29 (m)	1,257
MXN	9,150	8.500%, 11/18/38 (m)	797
MXN	5,900	10.000%, 12/05/24 (m)	603
MXN	14,870	10.000%, 11/20/36 (m)	1,491

			9,753

		Nigeria — 4.2%
		Nigeria Government Bond,
NGN	311,100	10.000%, 07/23/30 (m)	1,567
NGN	100,000	16.000%, 06/29/19 (m)	720
NGN	138,000	16.390%, 01/27/22 (m)	1,046

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	9

JPMorgan Emerging Markets Local Currency Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
	Foreign Government Securities — Continued
		Nigeria — Continued
		Nigeria Treasury Bills,
NGN	120,000	0.000%, 04/10/14 (m)	716
NGN	230,000	0.000%, 05/08/14	1,358
NGN	150,000	0.000%, 05/08/14 (m)	888

			6,295

		Peru — 2.3%
		Republic of Peru,
PEN	2,291	Reg. S., 6.900%, 08/12/37 (m)	875
PEN	5,616	Reg. S., 6.950%, 08/12/31 (m)	2,192
PEN	1,000	Reg. S., 7.840%, 08/12/20 (m)	420

			3,487

		Poland — 3.4%
		Poland Government Bond,
PLN	2,600	5.250%, 10/25/17 (m)	902
PLN	3,450	5.500%, 10/25/19 (m)	1,225
PLN	8,160	5.750%, 09/23/22 (m)	2,961

			5,088

		Romania — 1.3%
		Republic of Romania,
RON	750	5.750%, 04/29/20 (m)	241
RON	1,050	5.850%, 04/26/23 (m)	338
RON	4,030	5.900%, 07/26/17 (m)	1,301

			1,880

		Russia — 9.1%
		Russian Federation,
RUB	72,400	7.000%, 01/25/23 (m)	2,246
RUB	39,500	7.050%, 01/19/28 (m)	1,182
RUB	62,408	7.350%, 01/20/16 (m)	1,989
RUB	56,871	7.400%, 04/19/17 (m)	1,823
RUB	75,500	7.500%, 03/15/18 (m)	2,437
RUB	9,100	7.500%, 02/27/19 (m)	294
RUB	16,400	7.600%, 04/14/21 (m)	530
RUB	100,700	7.600%, 07/20/22 (m)	3,253

			13,754

		South Africa — 4.9%
		Republic of South Africa,
ZAR	10,000	6.250%, 03/31/36 (m)	743
ZAR	22,943	7.000%, 02/28/31 (m)	1,942
ZAR	13,864	8.750%, 02/28/48 (m)	1,334
ZAR	12,000	10.500%, 12/21/26 (m)	1,430
ZAR	16,490	13.500%, 09/15/15 (m)	1,860

			7,309

		Sri Lanka — 0.3%
LKR	67,390	Citigroup Funding Inc., CLN, 8.500%, 04/01/18 (linked to Republic of Sri Lanka, 8.500%, 04/01/18; credit rating B+) (i) (m)	464

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		Thailand — 3.0%
		Thailand Government Bond,
THB	22,600	3.580%, 12/17/27 (m)	684
THB	70,500	3.625%, 06/16/23 (m)	2,218
THB	12,500	3.875%, 06/13/19 (m)	409
THB	21,171	Reg. S., 1.259%, 07/14/21 (m)	634
THB	23,545	Reg. S., 1.262%, 03/12/28 (m)	643

			4,588

		Turkey — 7.7%
		Republic of Turkey,
TRY	1,098	3.310%, 02/23/22 (m)	560
TRY	3,966	7.100%, 03/08/23 (m)	1,779
TRY	4,028	8.500%, 09/14/22 (m)	1,982
TRY	8,060	9.000%, 03/08/17 (m)	4,129
TRY	2,540	9.500%, 01/12/22 (m)	1,328
TRY	3,440	10.500%, 01/15/20 (m)	1,873

			11,651

		Total Foreign Government Securities (Cost $108,177)	104,710

NOTIONAL AMOUNT
	Options Purchased — 0.0% (g)
		Foreign Exchange Currency Options — 0.0% (g)
		United States — 0.0% (g)
	5,968	KRW Put/USD Call, Expiring 12/16/13 @ 1097 KRW to 1 USD, Vanilla, European Style (a)	14
	5,968	PLN Put/USD Call, Expiring 12/16/13 @ 3.20 PLN to 1 USD, Vanilla, European Style (a)	24
	5,163	ZAR Put/USD Call, Expiring 11/29/13 @ 9.67 ZAR to 1 USD, Vanilla, European Style (a)	7

		Total Options Purchased (Cost $125)	45

SHARES
	Short-Term Investment — 25.4%
		Investment Company — 25.4%
	38,251	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $38,251)	38,251

		Total Investments — 95.7% (Cost $147,837)	144,059
		Other Assets in Excess of Liabilities — 4.3%	6,423

		NET ASSETS — 100.0%	$150,482

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	OCTOBER 31, 2013

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(20)	10 Year U.S. Treasury Note	12/19/13	(2,547)	4

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
4,683,376	AUD	Westpac Banking Corp.	12/18/13	4,265	4,413	148
2,066,481	BRL	Deutsche Bank AG †	01/15/14	915	907	(8)
533,000	BRL	Goldman Sachs International †	01/15/14	237	234	(3)
4,083,893	BRL	HSBC Bank, N.A. †	01/15/14	1,831	1,792	(39)
2,867,250	BRL	Merrill Lynch International †	01/15/14	1,269	1,258	(11)
10,954,191	BRL	Union Bank of Switzerland AG †	01/15/14	4,853	4,808	(45)
1,468,115,993	CLP	Credit Suisse International †	12/18/13	2,930	2,848	(82)
2,146,418,775	CLP	Goldman Sachs International †	12/18/13	4,154	4,164	10
176,670,969	CLP	HSBC Bank, N.A. †	12/18/13	353	343	(10)
1,436,258,083	CLP	Union Bank of Switzerland AG †	12/18/13	2,832	2,786	(46)
392,889,408	CLP	BNP Paribas †	01/15/14	777	759	(18)
10,656,432,568	COP	Citibank, N.A. †	12/18/13	5,549	5,610	61
5,660,067,662	COP	Credit Suisse International †	12/18/13	2,972	2,979	7
776,422,561	COP	Goldman Sachs International †	12/18/13	409	409	— (h)
3,844,438,697	COP	Citibank, N.A. †	01/15/14	2,023	2,019	(4)
1,289,291,408	COP	HSBC Bank, N.A. †	01/15/14	679	677	(2)
318,362	EUR	Goldman Sachs International	12/18/13	430	432	2
2,182,520	EUR	HSBC Bank, N.A.	12/18/13	3,004	2,963	(41)
3,025,059	EUR	State Street Corp.	12/18/13	4,086	4,108	22
643,920,022	HUF	Goldman Sachs International	12/18/13	2,955	2,949	(6)
130,649,682	HUF	Citibank, N.A.	01/15/14	595	597	2
283,297,028	HUF	Goldman Sachs International	01/15/14	1,291	1,295	4
246,349,469	HUF	HSBC Bank, N.A.	01/15/14	1,124	1,126	2
7,907,908,590	IDR	Union Bank of Switzerland AG †	01/15/14	686	704	18
15,354,000	ILS	Deutsche Bank AG	12/18/13	4,234	4,351	117
10,665,799	ILS	Union Bank of Switzerland AG	12/18/13	3,018	3,022	4
298,551,630	JPY	HSBC Bank, N.A.	12/18/13	3,018	3,037	19
110,742,297	JPY	State Street Corp.	12/18/13	1,123	1,127	4
30,585,403	JPY	Union Bank of Switzerland AG	12/18/13	308	311	3
4,651,170,796	KRW	Deutsche Bank AG †	12/18/13	4,265	4,349	84
5,108,445	MXN	Citibank, N.A.	12/18/13	380	390	10
57,278,222	MXN	Goldman Sachs International	12/18/13	4,353	4,375	22
38,670,319	MXN	HSBC Bank, N.A.	12/18/13	2,990	2,953	(37)
108,387,264	MXN	Union Bank of Switzerland AG	12/18/13	8,224	8,278	54
11,000,000	MXN	Citibank, N.A.	01/15/14	847	838	(9)
8,205,739	MXN	Deutsche Bank AG	01/15/14	633	625	(8)
26,525,618	MXN	HSBC Bank, N.A.	01/15/14	2,012	2,021	9
2,807,558	MXN	State Street Corp.	01/15/14	218	214	(4)
3,850,000	MXN	TD Bank Financial Group	01/15/14	290	294	4
46,853,760	MXN	Union Bank of Switzerland AG	01/15/14	3,535	3,570	35

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	11

JPMorgan Emerging Markets Local Currency Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
6,203,485	MYR	HSBC Bank, N.A. †	01/15/14	1,930	1,941	11
26,446,115	MYR	Union Bank of Switzerland AG †	01/15/14	8,265	8,275	10
988,414	PEN	HSBC Bank, N.A. †	01/15/14	352	354	2
1,706,057	PEN	Union Bank of Switzerland AG †	01/15/14	609	610	1
193,395,553	PHP	HSBC Bank, N.A. †	12/18/13	4,462	4,473	11
36,264,714	PHP	Deutsche Bank AG †	01/15/14	846	840	(6)
8,031,335	PLN	HSBC Bank, N.A.	12/18/13	2,591	2,600	9
5,243,041	PLN	State Street Corp.	12/18/13	1,668	1,697	29
26,088,759	PLN	Citibank, N.A.	01/15/14	8,395	8,431	36
5,796,846	PLN	HSBC Bank, N.A.	01/15/14	1,864	1,873	9
1,988,514	PLN	Union Bank of Switzerland AG	01/15/14	638	643	5
7,519,682	RON	Barclays Bank plc	01/15/14	2,326	2,293	(33)
2,714,674	RON	Goldman Sachs International	01/15/14	835	828	(7)
1,956,338	RON	HSBC Bank, N.A.	01/15/14	592	597	5
629,992	RON	State Street Corp.	01/15/14	192	192	— (h)
795,945	RON	Union Bank of Switzerland AG	01/15/14	244	243	(1)
144,036,808	RUB	BNP Paribas †	12/18/13	4,494	4,450	(44)
21,440,479	RUB	Credit Suisse International †	01/15/14	657	659	2
61,760,668	RUB	HSBC Bank, N.A. †	01/15/14	1,889	1,899	10
5,508,927	SGD	BNP Paribas	12/18/13	4,345	4,435	90
3,677,113	SGD	HSBC Bank, N.A.	12/18/13	2,947	2,960	13
45,588,360	THB	HSBC Bank, N.A.	01/15/14	1,447	1,458	11
174,949,917	THB	State Street Corp.	01/15/14	5,539	5,595	56
36,661,550	THB	Union Bank of Switzerland AG	01/15/14	1,162	1,173	11
706,492	TRY	Deutsche Bank AG	12/18/13	347	351	4
11,186,686	TRY	HSBC Bank, N.A.	12/18/13	5,593	5,560	(33)
2,139,438	TRY	State Street Corp.	12/18/13	1,062	1,063	1
658,706	TRY	Union Bank of Switzerland AG	12/18/13	329	328	(1)
2,253,329	TRY	Goldman Sachs International	01/15/14	1,109	1,115	6
4,041,744	TRY	HSBC Bank, N.A.	01/15/14	2,013	1,999	(14)
1,537,340	TRY	Union Bank of Switzerland AG	01/15/14	754	760	6
7,863,597	TRY	Westpac Banking Corp.	01/15/14	3,869	3,889	20
129,582,723	TWD	BNP Paribas †	12/18/13	4,388	4,404	16
10,382,405	TWD	HSBC Bank, N.A. †	12/18/13	355	353	(2)
13,642,750	ZAR	State Street Corp.	12/18/13	1,363	1,350	(13)
59,004,301	ZAR	Union Bank of Switzerland AG	12/18/13	5,856	5,838	(18)
20,989,923	ZAR	Citibank, N.A.	01/15/14	2,086	2,067	(19)
2,301,897	ZAR	Goldman Sachs International	01/15/14	232	227	(5)
20,945,078	ZAR	HSBC Bank, N.A.	01/15/14	2,086	2,063	(23)
11,531,368	ZAR	State Street Corp.	01/15/14	1,147	1,136	(11)
7,400,000	ZAR	TD Bank Financial Group	01/15/14	724	729	5
21,276,344	ZAR	Union Bank of Switzerland AG	01/15/14	2,090	2,096	6
2,516,913	ZAR	Westpac Banking Corp.	01/15/14	249	248	(1)
				183,608	184,030	422

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	OCTOBER 31, 2013

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
4,683,376	AUD	Credit Suisse International	12/18/13	4,320	4,413	(93)
2,349,585	BRL	Credit Suisse International †	01/15/14	1,054	1,031	23
1,553,361	BRL	Goldman Sachs International †	01/15/14	687	682	5
255,766	CAD	Commonwealth Bank of Australia	12/18/13	245	245	— (h)
397,402	CAD	HSBC Bank, N.A.	12/18/13	382	381	1
5,729,354	CAD	Royal Bank of Canada	12/18/13	5,515	5,489	26
2,146,418,775	CLP	Deutsche Bank AG †	12/18/13	4,207	4,163	44
1,141,584,122	CLP	Deutsche Bank AG †	01/15/14	2,256	2,207	49
725,798,108	COP	BNP Paribas †	12/18/13	377	382	(5)
7,851,584,465	COP	Deutsche Bank AG †	12/18/13	4,011	4,133	(122)
8,515,540,218	COP	Goldman Sachs International †	12/18/13	4,332	4,482	(150)
363,462,540	COP	Deutsche Bank AG †	01/15/14	191	191	— (h)
5,525,941	EUR	Goldman Sachs International	12/18/13	7,496	7,503	(7)
643,920,022	HUF	HSBC Bank, N.A.	12/18/13	3,010	2,949	61
111,589,700	HUF	BNP Paribas	01/15/14	511	510	1
47,622,391	HUF	Merrill Lynch International	01/15/14	217	217	— (h)
160,879,905	HUF	Royal Bank of Canada	01/15/14	734	736	(2)
5,607,758,192	IDR	Citibank, N.A. †	01/15/14	481	500	(19)
2,300,150,398	IDR	State Street Bank & Trust †	01/15/14	199	204	(5)
12,073,650	ILS	Deutsche Bank AG	12/18/13	3,416	3,421	(5)
1,012,206	ILS	Goldman Sachs International	12/18/13	288	287	1
3,866,861	ILS	HSBC Bank, N.A.	12/18/13	1,092	1,096	(4)
9,067,082	ILS	Societe Generale	12/18/13	2,547	2,569	(22)
407,206,448	JPY	Credit Suisse International	12/18/13	4,069	4,142	(73)
32,672,882	JPY	Goldman Sachs International	12/18/13	330	333	(3)
3,240,049,889	KRW	BNP Paribas †	12/18/13	2,997	3,029	(32)
1,411,120,907	KRW	Citibank, N.A. †	12/18/13	1,307	1,320	(13)
4,945,722	MXN	Deutsche Bank AG	12/18/13	373	378	(5)
71,446,029	MXN	Goldman Sachs International	12/18/13	5,472	5,457	15
38,670,319	MXN	HSBC Bank, N.A.	12/18/13	2,946	2,953	(7)
37,652,450	MXN	Merrill Lynch International	12/18/13	2,855	2,875	(20)
56,729,731	MXN	Union Bank of Switzerland AG	12/18/13	4,216	4,333	(117)
18,761,479	MXN	BNP Paribas	01/15/14	1,429	1,429	— (h)
19,142,411	MXN	Citibank, N.A.	01/15/14	1,434	1,458	(24)
3,730,000	MXN	Goldman Sachs International	01/15/14	290	285	5
4,177,740	MXN	Royal Bank of Canada	01/15/14	325	318	7
2,753,734	MYR	Credit Suisse International †	01/15/14	865	861	4
2,014,428	MYR	Societe Generale †	01/15/14	636	630	6
2,138,714	MYR	Union Bank of Switzerland AG †	01/15/14	666	670	(4)
2,194,971	PEN	Citibank, N.A. †	01/15/14	781	785	(4)
617,756	PEN	Deutsche Bank AG †	01/15/14	219	221	(2)
2,351,508	PEN	Union Bank of Switzerland AG †	01/15/14	838	842	(4)
47,663,434	PHP	Citibank, N.A. †	12/18/13	1,107	1,103	4
128,937,199	PHP	HSBC Bank, N.A. †	12/18/13	2,986	2,982	4
16,794,920	PHP	Union Bank of Switzerland AG †	12/18/13	390	388	2
13,274,376	PLN	Deutsche Bank AG	12/18/13	4,099	4,297	(198)
2,200,820	PLN	Royal Bank of Canada	01/15/14	709	712	(3)
1,358,964	PLN	Union Bank of Switzerland AG	01/15/14	440	439	1

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	13

JPMorgan Emerging Markets Local Currency Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
5,003,351	RON	Barclays Bank plc	01/15/14	1,537	1,526	11
7,830,797	RON	Citibank, N.A.	01/15/14	2,387	2,388	(1)
854,110	RON	Goldman Sachs International	01/15/14	258	260	(2)
96,672,591	RUB	Credit Suisse International †	12/18/13	3,014	2,987	27
34,279,805	RUB	Deutsche Bank AG †	12/18/13	1,063	1,059	4
109,757,003	RUB	Union Bank of Switzerland AG †	12/18/13	3,374	3,391	(17)
27,944,157	RUB	Credit Suisse International †	01/15/14	853	859	(6)
58,662,498	RUB	Deutsche Bank AG †	01/15/14	1,790	1,804	(14)
4,124,332	SGD	Goldman Sachs International	12/18/13	3,286	3,320	(34)
5,061,708	SGD	HSBC Bank, N.A.	12/18/13	4,067	4,075	(8)
11,439,608	THB	Goldman Sachs International	01/15/14	361	365	(4)
34,840,837	THB	HSBC Bank, N.A.	01/15/14	1,117	1,114	3
6,857,128	THB	Royal Bank of Scotland	01/15/14	218	220	(2)
8,699,000	TRY	Royal Bank of Scotland	12/18/13	4,189	4,324	(135)
1,920,488	TRY	BNP Paribas	01/15/14	957	950	7
2,683,614	TRY	Citibank, N.A.	01/15/14	1,335	1,327	8
4,708,000	TRY	Royal Bank of Canada	01/15/14	2,306	2,329	(23)
32,857,016	TWD	Citibank, N.A. †	12/18/13	1,117	1,117	— (h)
86,634,996	TWD	Credit Suisse International †	12/18/13	2,964	2,944	20
20,473,116	TWD	Union Bank of Switzerland AG †	12/18/13	696	696	— (h)
29,270,386	ZAR	Credit Suisse International	12/18/13	2,945	2,896	49
43,376,665	ZAR	HSBC Bank, N.A.	12/18/13	4,270	4,292	(22)
10,915,143	ZAR	BNP Paribas	01/15/14	1,094	1,076	18
				134,545	135,350	(805)

†	Non-deliverable forward. See Note 2.C. in the Notes to Financial Statements.

Interest Rate Swaps
	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT		VALUE
Bank of America	3 month MOSPRIME quarterly	6.770% annually	04/26/15	RUB	39,400	40
Bank of America	3 month MOSPRIME quarterly	6.800% annually	04/30/15	RUB	84,500	89
Bank of America	3 month MOSPRIME quarterly	6.800% annually	05/06/15	RUB	17,000	9
Bank of America	3 month MOSPRIME quarterly	6.795% annually	05/08/15	RUB	83,900	43
Bank of America	6 month CLICP semi-annually	4.480% semi-annually	08/07/15	CLP	2,206,000	14
Bank of America	6 month CLICP semi-annually	4.650% semi-annually	05/13/18	CLP	985,300	10
Citibank N.A.	Brazilian CDI at maturity	10.335% at maturity	01/04/16	BRL	7,000	(43)
Citibank N.A.	3 month JIBAR quarterly	6.030% quarterly	03/15/18	ZAR	37,500	(114)
Citibank N.A.	6 month WIBOR semi-annually	3.660% annually	09/26/18	PLN	9,500	20
Citibank N.A.	3 month KLIBOR quarterly	4.295% quarterly	09/24/23	MYR	5,880	43
Citibank N.A.	6 month THBFIX semi-annually	3.870% semi-annually	09/26/23	THB	65,000	17
Deutsche Bank AG (London)	Brazilian CDI at maturity	8.600% at maturity	01/02/15	BRL	5,000	(40)
Deutsche Bank AG (London)	Brazilian CDI at maturity	8.135% at maturity	01/02/15	BRL	8,826	(108)
Deutsche Bank AG (London)	Brazilian CDI at maturity	10.460% at maturity	01/04/16	BRL	5,660	(21)
Deutsche Bank AG (London)	Brazilian CDI at maturity	11.305% at maturity	01/02/17	BRL	5,200	(5)
Deutsche Bank AG (London)	3 month JIBAR quarterly	7.865% quarterly	09/23/23	ZAR	21,000	(11)

						(57)

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	OCTOBER 31, 2013

OPTIONS WRITTEN

Foreign Exchange Currency Options Written
DESCRIPTION	EXERCISE PRICE		EXPIRATION DATE	NOTIONAL AMOUNT	VALUE
ZAR Put/USD Call, Vanilla, European Style	ZAR	9.67	11/29/13	5,163	(7)

(Premiums received of $29.)					(7)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	15

JPMorgan Ex-G4 Currency Strategies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
	Foreign Government Securities — 61.4%
		Canada — 4.8%
CAD	6,900	Government of Canada, 1.500%, 11/01/13 (m)	6,618

		Denmark — 1.8%
DKK	12,450	Kommunekredit, 4.000%, 01/01/16 (m)	2,438

		Germany — 7.4%
		Kreditanstalt fuer Wiederaufbau,
NOK	5,200	3.250%, 04/28/14 (m)	879
SEK	2,520	3.250%, 05/05/14 (m)	393
NOK	9,900	3.750%, 09/25/15 (m)	1,717
NOK	2,090	4.000%, 12/15/14 (m)	360
NOK	27,000	5.000%, 05/15/15 (m)	4,741
AUD	1,547	5.500%, 07/25/16 (m)	1,546
AUD	630	6.000%, 08/28/14 (m)	610

			10,246

		Indonesia — 5.2%
IDR	77,290,000	Republic of Indonesia, 9.500%, 06/15/15 (m)	7,172

		Mexico — 13.7%
		United Mexican States,
MXN	77,100	8.000%, 12/19/13 (m)	5,942
MXN	79,100	8.000%, 12/17/15 (m)	6,563
MXN	79,030	9.500%, 12/18/14 (m)	6,447

			18,952

		Norway — 2.2%
		Kommunalbanken A.S.,
NOK	3,500	3.500%, 09/11/15 (m)	604
AUD	730	5.100%, 02/24/15 (m)	709
AUD	1,100	6.000%, 10/21/14 (m)	1,070
AUD	700	6.000%, 03/16/15 (m)	685

			3,068

		Poland — 3.6%
PLN	14,800	Poland Government Bond, 5.500%, 04/25/15 (m)	4,990

		Russia — 2.5%
		Russian Federation,
RUB	58,000	7.000%, 06/03/15 (m)	1,832
RUB	51,500	7.600%, 07/20/22 (m)	1,664

			3,496

		South Africa — 2.3%
ZAR	27,850	Republic of South Africa, 13.500%, 09/15/15 (m)	3,140

		South Korea — 7.1%
AUD	1,600	Export-Import Bank of Korea, 5.000%, 07/27/15 (m)	1,542

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		South Korea — Continued
KRW	8,726,000	Republic of Korea, 3.500%, 06/10/14 (m)	8,269

			9,811

		Sweden — 1.4%
SEK	12,000	Kommuninvest I Sverige AB, 4.000%, 08/12/17 (m)	1,987

		Thailand — 4.7%
		Kingdom of Thailand,
THB	59,700	3.650%, 12/17/21 (m)	1,894
THB	142,360	5.250%, 05/12/14 (m)	4,635

			6,529

		Turkey — 4.7%
		Republic of Turkey,
TRY	5,000	6.500%, 01/07/15 (m)	2,471
TRY	2,350	10.000%, 12/04/13 (m)	1,180
TRY	5,675	10.000%, 06/17/15 (m)	2,927

			6,578

		Total Foreign Government Securities (Cost $87,396)	85,025

	Supranational — 8.6%
AUD	1,450	EUROFIMA, 5.625%, 10/24/16 (m)	1,447
		European Investment Bank,
CHF	880	3.500%, 01/28/14 (m)	978
NOK	3,000	3.750%, 05/15/15 (m)	517
NOK	20,000	4.000%, 05/15/14 (m)	3,397
SEK	31,000	4.500%, 05/05/14 (m)	4,857
		International Bank for Reconstruction & Development,
AUD	350	5.140%, 05/20/14 (m)	335
AUD	420	5.230%, 01/28/14 (m)	399

		Total Supranational (Cost $12,207)	11,930

SHARES
	Short-Term Investment — 28.4%
		Investment Company — 28.4%
	39,374	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $39,374)	39,374

		Total Investments — 98.4% (Cost $138,977)	136,329
		Other Assets in Excess of Liabilities — 1.6%	2,186

		NET ASSETS — 100.0%	$138,515

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	OCTOBER 31, 2013

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
7,635,965	AED	HSBC Bank, N.A.	11/27/13	2,079	2,079	— (h)
15,163,350	ARS	Deutsche Bank AG †	11/27/13	2,470	2,474	4
713,778	AUD	Citibank, N.A.	11/27/13	689	673	(16)
33,948,029	BRL	Deutsche Bank AG †	11/27/13	15,509	15,070	(439)
4,270,346	CAD	Deutsche Bank AG	11/27/13	4,144	4,093	(51)
2,809,981	CHF	State Street Corp.	11/27/13	3,110	3,097	(13)
178,902,860	CNY	HSBC Bank, N.A. †	11/27/13	29,162	29,124	(38)
3,888,515,003	COP	Union Bank of Switzerland AG †	11/27/13	2,053	2,051	(2)
716,833,913	INR	Citibank, N.A. †	11/27/13	11,569	11,445	(124)
241,954,995	RUB	Goldman Sachs International †	11/27/13	7,534	7,509	(25)
12,987,151	SAR	HSBC Bank, N.A.	11/27/13	3,464	3,463	(1)
480,000	SEK	BNP Paribas	11/27/13	75	74	(1)
88,648,627	TWD	Credit Suisse International †	11/27/13	3,021	3,009	(12)
562,780	ZAR	Union Bank of Switzerland AG	11/07/13	57	56	(1)
				84,936	84,217	(719)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
61,026	AUD	Goldman Sachs International	11/27/13	59	57	2
133,466	AUD	Societe Generale	11/27/13	126	126	—	(h)
280,580	AUD	Union Bank of Switzerland AG	11/27/13	272	265	7
338,497	BRL	Credit Suisse International †	11/27/13	151	150	1
1,183,571	BRL	HSBC Bank, N.A. †	11/27/13	541	526	15
191,054	CAD	Societe Generale	11/27/13	183	183	—	(h)
250,246	CAD	Union Bank of Switzerland AG	11/27/13	243	240	3
39,742	CHF	Goldman Sachs International	11/27/13	44	44	—	(h)
101,990	CHF	Societe Generale	11/27/13	113	113	—	(h)
102,262	CHF	Union Bank of Switzerland AG	11/27/13	114	112	2
8,021,504	CNY	HSBC Bank, N.A. †	11/27/13	1,307	1,306	1
519,738	CNY	Union Bank of Switzerland AG †	11/27/13	85	85	—	(h)
134,601,959	COP	HSBC Bank, N.A. †	11/27/13	71	71	—	(h)
5,667,361	DKK	Citibank, N.A.	11/27/13	1,039	1,032	7
309,246	DKK	Union Bank of Switzerland AG	11/27/13	57	56	1
2,941,293,915	IDR	HSBC Bank, N.A. †	11/27/13	270	265	5
24,608,249,177	IDR	Union Bank of Switzerland AG †	11/27/13	2,249	2,217	32
35,064,905	INR	HSBC Bank, N.A. †	11/27/13	566	559	7
380,025,543	KRW	HSBC Bank, N.A. †	11/27/13	358	356	2
1,459,028,583	KRW	Union Bank of Switzerland AG †	11/27/13	1,371	1,366	5
1,300,234	MXN	BNP Paribas	11/27/13	100	100	—	(h)
3,699,951	MXN	Union Bank of Switzerland AG	11/27/13	287	283	4
132,992,923	MXN	Westpac Banking Corp.	11/27/13	10,303	10,174	129
56,117,323	NOK	State Street Corp.	11/27/13	9,465	9,419	46
674,452	NOK	Union Bank of Switzerland AG	11/27/13	114	113	1

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	17

JPMorgan Ex-G4 Currency Strategies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of contracts)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
86,929	PLN	BNP Paribas	11/27/13	29	29	—	(h)
5,417,978	PLN	HSBC Bank, N.A.	11/27/13	1,767	1,756	11
346,282	PLN	Union Bank of Switzerland AG	11/27/13	114	112	2
16,016,763	RUB	HSBC Bank, N.A. †	11/27/13	501	497	4
267,792	SAR	Union Bank of Switzerland AG	11/27/13	71	71	–	(h)
31,277,398	SEK	State Street Corp.	11/27/13	4,857	4,824	33
364,041	SEK	Union Bank of Switzerland AG	11/27/13	57	56	1
1,829,915	THB	Goldman Sachs International	11/27/13	59	59	–	(h)
3,515,749	THB	Societe Generale	11/27/13	113	113	–	(h)
135,589,610	THB	State Street Corp.	11/27/13	4,357	4,350	7
1,775,773	THB	Union Bank of Switzerland AG	11/27/13	57	57	–	(h)
87,309	TRY	Goldman Sachs International	11/27/13	44	43	1
3,324,870	TRY	Societe Generale	11/27/13	1,665	1,659	6
396,277	TRY	Union Bank of Switzerland AG	11/27/13	200	198	2
2,938,936	TWD	HSBC Bank, N.A. †	11/27/13	100	99	1
562,780	ZAR	Credit Suisse International	11/07/13	57	56	1
432,472	ZAR	Goldman Sachs International	11/27/13	44	43	1
6,071,472	ZAR	HSBC Bank, N.A.	11/27/13	614	603	11
1,262,124	ZAR	Union Bank of Switzerland AG	11/27/13	129	126	3
				44,323	43,969	354

†	Non-deliverable forward. See Note 2.C. in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	OCTOBER 31, 2013

JPMorgan International Currency Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
	Corporate Bonds — 5.7%
		Australia — 0.7%
GBP	2,500	Suncorp Group Ltd., 4.000%, 01/16/14 (m)	4,031

		Netherlands — 3.0%
EUR	15	Deutsche Telekom International Finance B.V., 6.000%, 01/20/17 (m)	23
EUR	5,700	Fortis Bank Nederland N.V., 3.375%, 05/19/14 (m)	7,870
EUR	2,351	LeasePlan Corp N.V., 3.250%, 05/22/14 (m)	3,245
GBP	4,500	Nederlandse Waterschapsbank N.V., 2.125%, 09/07/16 (m)	7,422

			18,560

		United Kingdom — 2.0%
EUR	50	BAT International Finance plc, 5.375%, 06/29/17 (m)	78
EUR	50	Lloyds Bank plc, 6.250%, 04/15/14 (m)	70
		Network Rail Infrastructure Finance plc,
GBP	2,700	1.250%, 01/22/15 (m)	4,361
GBP	4,500	4.875%, 11/27/15 (m)	7,821

			12,330

		United States — 0.0% (g)
EUR	50	AT&T, Inc., 6.125%, 04/02/15 (m)	73
EUR	50	Cellco Partnership/Verizon Wireless Capital LLC, 8.750%, 12/18/15 (m)	79
EUR	25	Goldman Sachs Group, Inc. (The), 4.000%, 02/02/15 (m)	35
EUR	50	Morgan Stanley, 5.500%, 10/02/17 (m)	78

			265

		Total Corporate Bonds (Cost $33,627)	35,186

	Foreign Government Securities — 61.6%
		Australia — 0.0% (g)
AUD	258	New South Wales Treasury Corp., 5.500%, 03/01/17 (m)	261

		Austria — 2.2%
		Republic of Austria,
EUR	9,500	3.500%, 07/15/15 (e) (m)	13,617
EUR	35	4.350%, 03/15/19 (e) (m)	56

			13,673

		Brazil — 3.9%
BRL	55,800	Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/17 (m)	23,946

		Canada — 20.6%
		Government of Canada,
CAD	50,000	1.000%, 02/01/14 (m)	47,954
CAD	82,400	1.500%, 11/01/13 (m)	79,029

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		Canada — Continued
CAD	15	3.750%, 06/01/19 (m)	16
CAD	70	4.000%, 06/01/16 (m)	72

			127,071

		Denmark — 2.1%
EUR	9,000	Kingdom of Denmark, 2.750%, 03/16/16 (m)	12,940

		Finland — 4.6%
EUR	11,500	Finland Government Bond, 4.250%, 07/04/15 (e) (m)	16,678
GBP	7,350	Kingdom of Finland, 0.564%, 02/25/16 (m)	11,794

			28,472

		France — 1.0%
		Caisse d’Amortissement de la Dette Sociale,
EUR	50	3.625%, 04/25/15 (m)	71
GBP	3,545	3.750%, 09/08/14 (m)	5,830

			5,901

		Germany — 2.2%
		Bundesrepublik Deutschland,
EUR	60	3.500%, 07/04/19 (m)	94
EUR	50	4.250%, 07/04/18 (m)	79
		Kreditanstalt fuer Wiederaufbau,
EUR	9,500	1.875%, 11/16/15 (m)	13,330
EUR	25	3.875%, 01/21/19 (m)	39
EUR	30	4.125%, 07/04/17 (m)	46

			13,588

		Indonesia — 1.4%
IDR	95,160,000	Republic of Indonesia, 9.500%, 06/15/15 (m)	8,830

		Malaysia — 2.6%
		Malaysia Government Bond,
MYR	20,900	3.741%, 02/27/15 (m)	6,684
MYR	27,400	4.160%, 07/15/21 (m)	8,984

			15,668

		Mexico — 11.6%
		United Mexican States,
MXN	309,600	8.000%, 12/19/13 (m)	23,861
MXN	286,900	8.000%, 12/17/15 (m)	23,804
MXN	288,200	9.500%, 12/18/14 (m)	23,512

			71,177

		Netherlands — 4.6%
		Bank Nederlandse Gemeenten,
JPY	1,200,000	1.850%, 11/07/16 (m)	12,828
GBP	4,500	2.375%, 12/23/15 (m)	7,447

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	19

JPMorgan International Currency Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
	Foreign Government Securities — Continued
		Netherlands — Continued
AUD	5,750	5.625%, 02/16/17 (m)	5,720
AUD	2,313	6.250%, 01/20/14 (m)	2,198

			28,193

		Norway — 1.5%
		Kommunalbanken A.S.,
GBP	2,700	1.375%, 12/23/15 (m)	4,379
AUD	4,650	6.000%, 03/16/15 (m)	4,548

			8,927

		Philippines — 1.8%
PHP	383,000	Philippine Government Bond, 6.500%, 04/28/21 (m)	10,750

		Thailand — 1.5%
THB	299,000	Kingdom of Thailand, 3.650%, 12/17/21 (m)	9,486

		Total Foreign Government Securities (Cost $393,580)	378,883

	Supranational — 21.9%
GBP	2,700	European Bank for Reconstruction & Development, 0.875%, 12/15/14 (m)	4,344
		European Investment Bank,
JPY	1,712,000	1.400%, 06/20/17 (m)	18,160
GBP	13,000	3.000%, 12/07/15 (m)	21,785
EUR	100	4.250%, 10/15/14 (m)	141
SEK	184,100	4.500%, 05/05/14 (m)	28,846
		European Union,
EUR	9,500	3.125%, 01/27/15 (m)	13,370
EUR	9,086	3.625%, 04/06/16 (m)	13,314

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

GBP	2,700	Inter-American Development Bank, 0.750%, 12/15/14 (m)	4,337
		International Bank for Reconstruction & Development,
GBP	2,700	0.875%, 12/17/14 (m)	4,342
GBP	8,800	1.250%, 12/10/13 (m)	14,120
AUD	5,282	5.130%, 07/14/15 (m)	5,123
GBP	4,300	Nordic Investment Bank, 1.625%, 12/10/13 (m)	6,902

		Total Supranational (Cost $135,094)	134,784

SHARES
Short-Term Investment — 7.3%
	Investment Company — 7.3%
45,170	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $45,170)	45,170

	Total Investments — 96.5% (Cost $607,471)	594,023
	Other Assets in Excess of Liabilities — 3.5%	21,702

	NET ASSETS — 100.0%	$615,725

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	OCTOBER 31, 2013

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
23,733,098	ARS	Deutsche Bank AG†	11/27/13	3,867	3,869	2
325,918	CAD	Citibank, N.A.	11/07/13	312	313	1
9,576,588	CHF	State Street Corp.	11/27/13	10,601	10,558	(43)
2,831,596,055	CLP	Union Bank of Switzerland AG†	11/27/13	5,646	5,508	(138)
766,004,777	CNY	HSBC Bank, N.A.†	11/27/13	124,865	124,701	(164)
7,912,916,461	COP	Union Bank of Switzerland AG†	11/27/13	4,178	4,173	(5)
3,246,036	EUR	Societe Generale	11/27/13	4,441	4,408	(33)
62,735,948	HKD	Deutsche Bank AG	11/27/13	8,092	8,092	— (h)
25,271,026	ILS	HSBC Bank, N.A.	11/27/13	7,141	7,164	23
760,993,670	INR	Citibank, N.A.†	11/27/13	12,282	12,150	(132)
249,771,340	JPY	Union Bank of Switzerland AG	11/27/13	2,546	2,540	(6)
1,414,067,203	JPY	Westpac Banking Corp.	11/27/13	14,418	14,383	(35)
26,472,723,894	KRW	Union Bank of Switzerland AG†	11/27/13	24,873	24,787	(86)
21,834,758	MXN	Union Bank of Switzerland AG	11/27/13	1,676	1,670	(6)
17,608,472	MXN	Westpac Banking Corp.	11/27/13	1,364	1,347	(17)
251,044,010	RUB	Goldman Sachs International†	11/27/13	7,817	7,791	(26)
22,777,901	SAR	HSBC Bank, N.A.	11/27/13	6,074	6,073	(1)
15,885,709	SGD	Citibank, N.A.	11/27/13	12,804	12,789	(15)
488,035,933	TWD	Credit Suisse International†	11/27/13	16,632	16,565	(67)
				269,629	268,881	(748)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
16,768,710	AUD	Citibank, N.A.	11/27/13	16,170	15,825	345
258,633	AUD	Union Bank of Switzerland AG	11/27/13	251	244	7
23,947,812	BRL	Deutsche Bank AG†	11/27/13	10,940	10,630	310
1,090,168	BRL	HSBC Bank, N.A.†	11/27/13	496	484	12
325,918	CAD	Credit Suisse International	11/07/13	312	313	(1)
325,918	CAD	Citibank, N.A.	11/27/13	311	312	(1)
49,589,798	CAD	Deutsche Bank AG	11/27/13	48,118	47,533	585
518,740	CAD	National Australia Bank	11/27/13	503	497	6
257,414	CAD	Union Bank of Switzerland AG	11/27/13	250	247	3
11,042,657	CNY	HSBC Bank, N.A.†	11/27/13	1,800	1,798	2
500,212	EUR	BNP Paribas	11/27/13	689	679	10
780,682	EUR	National Australia Bank	11/27/13	1,067	1,059	8
1,668,533	EUR	Union Bank of Switzerland AG	11/27/13	2,269	2,266	3
233,117	GBP	National Australia Bank	11/27/13	376	374	2
55,597,038	GBP	Union Bank of Switzerland AG	11/27/13	89,858	89,129	729
29,373,484,275	IDR	Union Bank of Switzerland AG†	11/27/13	2,675	2,646	29
878,714	ILS	Union Bank of Switzerland AG	11/27/13	250	249	1
24,692,547	JPY	National Australia Bank	11/27/13	251	251	— (h)
66,934,703	JPY	State Street Corp.	11/27/13	688	681	7

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	21

JPMorgan International Currency Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
1,185,194,336	KRW	Union Bank of Switzerland AG†	11/27/13	1,110	1,110	—	(h)
6,518,749	MXN	National Australia Bank	11/27/13	503	499	4
4,837,934	MXN	Union Bank of Switzerland AG	11/27/13	375	371	4
1,585,537	MYR	HSBC Bank, N.A.†	11/27/13	502	498	4
16,587,056	MYR	National Australia Bank†	11/27/13	5,225	5,211	14
2,932,875	MYR	Union Bank of Switzerland AG†	11/27/13	923	922	1
313,740,396	PHP	Credit Suisse International†	11/27/13	7,306	7,243	63
13,962,072	RUB	HSBC Bank, N.A.†	11/27/13	438	434	4
178,586,245	SEK	State Street Corp.	11/27/13	27,732	27,544	188
312,486	SGD	National Australia Bank	11/27/13	252	252	—	(h)
22,155,564	THB	State Street Corp.	11/27/13	712	711	1
16,630,196	TWD	HSBC Bank, N.A.†	11/27/13	566	564	2
31,043,355	TWD	Union Bank of Switzerland AG†	11/27/13	1,055	1,054	1
				223,973	221,630	2,343

†	Non-deliverable forward. See Note 2.C. in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	OCTOBER 31, 2013

J.P. Morgan Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013

AED	— Arab Emirates Dirham
ARS	— Argentine Peso
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CDI	— Certificado de Deposito Interbancario
CHF	— Swiss Franc
CLN

—  Credit-Linked Notes. The credit ratings disclosed for the underlying referenced obligations provide an indication of the likelihood or risk that the underlying sovereign issuer will default on payment of principal or interest. The credit ratings on these securities represent the rating from a nationally recognized statistical rating organization and are as of October 31, 2013. Credit ratings are generally considered to be lagging indicators, and as such, credit risk could be greater than the current ratings would indicate.

CLP	— Chilean Peso
CNY	— China Yuan
COP	— Colombian Peso
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
ILS	— Israeli Shekel
INR	— Indian Rupee
JIBAR	— Johannesburg Interbank Agreed Rate
JPY	— Japanese Yen
KLIBOR	— Kuala Lumpur Interbank Offered Rate
KRW	— Korean Republic Won
LKR	— Sri Lankan Rupee
MOSPRIME	— Moscow Prime Offered Rate
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NGN	— Nigeria Naira
NOK	— Norwegian Krone
PEN	— Peruvian Nuero Sol
PHP	— Phillipine Peso

PLN	— Polish Zloty
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

RON	— Romanian Leu
RUB	— Russian Ruble
SAR	— Saudi Arabia Riyal
SEK	— Swedish Krona
SGD	— Singapore Dollar
THB	— Thai Baht
THBFIX	— Thai Baht Interest Rate Fixing
TRY	— Turkish Lira
TWD	— Taiwan Dollar
USD	— United States Dollar
WIBOR	— Warsaw Interbank Offered Rate
ZAR	— South African Rand
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144a of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(l)	— The rate shown is the current yield as of October 31, 2013.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(r)	— Rates shown are per annum and payments are as described.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	23

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2013

(Amounts in thousands)

	Emerging Markets Local Currency Debt Fund		Ex-G4 Currency Strategies Fund		International Currency Income Fund
ASSETS:
Investments in non-affiliates, at value	$105,808		$96,955		$548,853
Investments in affiliates, at value	38,251		39,374		45,170

Total investment securities, at value	144,059		136,329		594,023
Cash	2,486		119		357
Foreign currency, at value	1,735		442		216
Deposits at broker for futures contracts	17		—		—
Receivables:
Investment securities sold	1,891		—		11,558
Fund shares sold	—		78		1,109
Interest from non-affiliates	2,135		2,093		9,041
Dividends from affiliates	1		1		1
Tax reclaims	6		—		—
Variation margin on futures contracts	7		—		—
Unrealized appreciation on forward foreign currency exchange contracts	1,432		358		2,371
Outstanding swap contracts, at value	285		—		—

Total Assets	154,054		139,420		618,676

LIABILITIES:
Payables:
Investment securities purchased	1,158		1		1
Fund shares redeemed	30		82		1,749
Unrealized depreciation on forward foreign currency exchange contracts	1,815		723		776
Outstanding options written, at fair value	7		—		—
Outstanding swap contracts, at value	342		—		—
Accrued liabilities:
Investment advisory fees	—		10		228
Shareholder servicing fees	29		6		26
Distribution fees	—	(a)	—	(a)	3
Custodian and accounting fees	62		14		108
Collateral management fees	1		—		—
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—	(a)
Audit Fees	73		56		46
Other	55		13		14

Total Liabilities	3,572		905		2,951

Net Assets	$150,482		$138,515		$615,725

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	OCTOBER 31, 2013

	Emerging Markets Local Currency Debt Fund	Ex-G4 Currency Strategies Fund	International Currency Income Fund
NET ASSETS:
Paid-in-Capital	$160,755	$141,739	$629,310
Accumulated undistributed net investment income (loss)	(303)	260	(1,715)
Accumulated net realized gains (losses)	(5,783)	(459)	— (a)
Net unrealized appreciation (depreciation)	(4,187)	(3,025)	(11,870)

Total Net Assets	$150,482	$138,515	$615,725

Net Assets:
Class A	$170	$1,287	$12,645
Class C	49	49	912
Class R2	49	—	—
Class R5	50	—	—
Class R6	9,086	—	—
Select Class	141,078	137,179	602,168

Total	$150,482	$138,515	$615,725

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	18	129	1,138
Class C	5	5	84
Class R2	5	—	—
Class R5	5	—	—
Class R6	935	—	—
Select Class	14,549	13,783	53,857

Net Asset Value (b):
Class A — Redemption price per share	$9.69	$9.94	$11.11
Class C — Offering price per share (c)	9.67	9.87	10.87
Class R2 — Offering and redemption price per share	9.68	—	—
Class R5 — Offering and redemption price per share	9.71	—	—
Class R6 — Offering and redemption price per share	9.72	—	—
Select Class — Offering and redemption price per share	9.70	9.95	11.18
Class A maximum sales charge	3.75%	3.75%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$10.07	$10.33	$11.54

Cost of investments in non-affiliates	$109,586	$99,603	$562,301
Cost of investments in affiliates	38,251	39,374	45,170
Cost of foreign currency	1,729	442	210
Premiums paid from options written	29	—	—

(a)	Amount rounds to less than $1,000.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Share varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	25

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2013

(Amounts in thousands)

	Emerging Markets Local Currency Debt Fund	Ex-G4 Currency Strategies Fund	International Currency Income Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$7,274	$3,618	$21,315
Interest income from affiliates	—	1	—
Dividend income from affiliates	16	36	95
Foreign taxes withheld	(186)	(122)	(463)

Total investment income	7,104	3,533	20,947

EXPENSES:
Investment advisory fees	1,101	947	5,901
Administration fees	133	145	906
Distribution fees:
Class A	21	3	45
Class C	— (a)	1	8
Class R2	— (a)	—	—
Shareholder servicing fees:
Class A	21	3	45
Class C	— (a)	— (a)	3
Class R2	— (a)	—	—
Class R5	— (a)	—	—
Select Class	156	427	2,634
Custodian and accounting fees	213	122	389
Interest expense to affiliates	2	1	— (a)
Professional fees	110	88	86
Collateral management fees	7	—	—
Trustees’ and Chief Compliance Officer’s fees	1	2	14
Printing and mailing costs	23	15	56
Registration and filing fees	109	40	45
Transfer agent fees	62	10	52
Offering costs	32	6	—
Other	15	10	22

Total expenses	2,006	1,820	10,206

Less amounts waived	(672)	(919)	(4,057)
Less expense reimbursements	(13)	—	—

Net expenses	1,321	901	6,149

Net investment income (loss)	5,783	2,632	14,798

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(6,578)	(462)	201
Futures	165	—	—
Foreign currency transactions	(8,106)	(3,806)	(16,452)
Options written	681	—	—
Swaps	(934)	—	—

Net realized gain (loss)	(14,772)	(4,268)	(16,251)

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(3,913)	(3,252)	(6,597)
Futures	4	—	—
Foreign currency translations	(395)	(364)	143
Options Written	22	—	—
Swaps	(64)	—	—

Change in net unrealized appreciation/depreciation	(4,346)	(3,616)	(6,454)

Net realized/unrealized gains (losses)	(19,118)	(7,884)	(22,705)

Change in net assets resulting from operations	$(13,335)	$(5,252)	$(7,907)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	OCTOBER 31, 2013

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Emerging Markets Local Currency Debt Fund			Ex-G4 Currency Strategies Fund
	Year Ended 10/31/2013	Period Ended 10/31/2012 (a)		Year Ended 10/31/2013	Period Ended 10/31/2012 (b)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,783	$118		$2,632	$962
Net realized gain (loss)	(14,772)	49		(4,268)	(80)
Change in net unrealized appreciation/depreciation	(4,346)	160		(3,616)	591

Change in net assets resulting from operations	(13,335)	327		(5,252)	1,473

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	— (c)	—	(c)	(11)	— (c)
From net realized gains	— (c)	—		— (c)	—
Return of capital	(73)	—		(2)	—
Class C
From net investment income	— (c)	—	(c)	— (c)	—
From net realized gains	— (c)	—		— (c)	—
Return of capital	— (c)	—		— (c)	—
Class R2
From net investment income	— (c)	—	(c)	—	—
From net realized gains	— (c)	—		—	—
Return of capital	— (c)	—		—	—
Class R5
From net investment income	— (c)	—	(c)	—	—
From net realized gains	— (c)	—		—	—
Return of capital	— (c)	—		—	—
Class R6
From net investment income	(149)	(1)		—	—
From net realized gains	(62)	—		—	—
Return of capital	(1,272)	—		—	—
Select Class
From net investment income	(43)	(58)		(1,425)	(79)
From net realized gains	(9)	—		—	—
Return of capital	(549)	—		(276)	—

Total distributions to shareholders	(2,157)	(59)		(1,714)	(79)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	155,647	10,059		24,891	119,196

NET ASSETS:
Change in net assets	140,155	10,327		17,925	120,590
Beginning of period	10,327	—		120,590	—

End of period	$150,482	$10,327		$138,515	$120,590

Accumulated undistributed net investment income	$(303)	$38		$260	$800

(a)	Commencement of operations was June 29, 2012.
(b)	Commencement of operations was November 30, 2011.
(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	27

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Currency Income Fund
	Year Ended 10/31/2013	Year Ended 10/31/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$14,798	$25,597
Net realized gain (loss)	(16,251)	(32,285)
Change in net unrealized appreciation/depreciation	(6,454)	28

Change in net assets resulting from operations	(7,907)	(6,660)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	(190)
From net realized gains	(1)	— (c)
Return of capital	(9)	—
Class C
From net investment income	—	(29)
From net realized gains	— (c)	— (c)
Return of capital	(1)	—
Select Class
From net investment income	—	(44,921)
From net realized gains	(54)	(38)
Return of capital	(546)	—

Total distributions to shareholders	(611)	(45,178)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(720,749)	(535,797)

NET ASSETS:
Change in net assets	(729,267)	(587,635)
Beginning of period	1,344,992	1,932,627

End of period	$615,725	$1,344,992

Accumulated undistributed (distributions in excess of) net investment income	$(1,715)	$(2,143)

(a)	Commencement of operations was June 29, 2012.
(b)	Commencement of operations was November 30, 2011.
(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN FUNDS	OCTOBER 31, 2013

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Emerging Markets Local Currency Debt Fund			Ex-G4 Currency Strategies Fund
	Year Ended 10/31/2013	Period Ended 10/31/2012 (a)		Year Ended 10/31/2013		Period Ended 10/31/2012 (b)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$20,462	$50		$294		$1,174
Distributions reinvested	33	—	(c)	14		— (c)
Cost of shares redeemed	(19,168)	—		(188)		(19)

Change in net assets resulting from Class A capital transactions	$1,327	$50		$120		$1,155

Class C
Proceeds from shares issued	$—	$50		$—		$50
Distributions reinvested	1	—	(c)	—	(c)	—

Change in net assets resulting from Class C capital transactions	$1	$50		$—	(c)	$50

Class R2
Proceeds from shares issued	$—	$50		$—		$—
Distributions reinvested	1	—	(c)	—		—

Change in net assets resulting from Class R2 capital transactions	$1	$50		$—		$—

Class R5
Proceeds from shares issued	$—	$50		$—		$—
Distributions reinvested	1	—	(c)	—		—

Change in net assets resulting from Class R5 capital transactions	$1	$50		$—		$—

Class R6
Proceeds from shares issued	$136,405	$50		$—		$—
Distributions reinvested	1,482	1		—		—
Cost of shares redeemed	(120,634)	—		—		—

Change in net assets resulting from Class R6 capital transactions	$17,253	$51		$—		$—

Select Class
Proceeds from shares issued	$146,140	$9,750		$162,200		$143,645
Distributions reinvested	215	58		14		5
Cost of shares redeemed	(9,291)	—		(137,443)		(25,659)

Change in net assets resulting from Select Class capital transactions	$137,064	$9,808		$24,771		$117,991

Total change in net assets resulting from capital transactions	$155,647	$10,059		$24,891		$119,196

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	29

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Emerging Markets Local Currency Debt Fund				Ex-G4 Currency Strategies Fund
	Year Ended 10/31/2013		Period Ended 10/31/2012 (a)		Year Ended 10/31/2013		Period Ended 10/31/2012 (b)
SHARE TRANSACTIONS:
Class A
Issued	2,000		5		29		120
Reinvested	3		—	(c)	1		—	(c)
Redeemed	(1,990)		—		(19)		(2)

Change in Class A Shares	13		5		11		118

Class C
Issued	—		5		—		5
Reinvested	—	(c)	—	(c)	—	(c)	—

Change in Class C Shares	—	(c)	5		—	(c)	5

Class R2
Issued	—		5		—		—
Reinvested	—	(c)	—	(c)	—		—

Change in Class R2 Shares	—	(c)	5		—		—

Class R5
Issued	—		5		—		—
Reinvested	—	(c)	—	(c)	—		—

Change in Class R5 Shares	—	(c)	5		—		—

Class R6
Issued	13,292		5		—		—
Reinvested	143		—	(c)	—		—
Redeemed	(12,505)		—		—		—

Change in Class R6 Shares	930		5		—		—

Select Class
Issued	14,501		975		15,930		14,330
Reinvested	21		6		2		—	(c)
Redeemed	(954)		—		(13,875)		(2,604)

Change in Select Class Shares	13,568		981		2,057		11,726

(a)	Commencement of operations was June 29, 2012.
(b)	Commencement of operations was November 30, 2011.
(c)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN FUNDS	OCTOBER 31, 2013

	International Currency Income Fund
	Year Ended 10/31/2013	Year Ended 10/31/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,904	$28,659
Distributions reinvested	—	183
Cost of shares redeemed	(12,199)	(15,264)

Change in net assets resulting from Class A capital transactions	$(8,295)	$13,578

Class C
Proceeds from shares issued	$353	$233
Distributions reinvested	—	27
Cost of shares redeemed	(492)	(415)

Change in net assets resulting from Class C capital transactions	$(139)	$(155)

Select Class
Proceeds from shares issued	$246,653	$525,306
Distributions reinvested	11	4,352
Cost of shares redeemed	(958,979)	(1,078,878)

Change in net assets resulting from Select Class capital transactions	$(712,315)	$(549,220)

Total change in net assets resulting from capital transactions	$(720,749)	$(535,797)

SHARE TRANSACTIONS:
Class A
Issued	352	2,597
Reinvested	—	17
Redeemed	(1,105)	(1,389)

Change in Class A Shares	(753)	1,225

Class C
Issued	32	21
Reinvested	—	2
Redeemed	(45)	(38)

Change in Class C Shares	(13)	(15)

Select Class
Issued	22,016	47,435
Reinvested	1	403
Redeemed	(86,146)	(99,056)

Change in Select Class Shares	(64,129)	(51,218)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	31

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
Emerging Markets Local Currency Debt Fund
Class A
Year Ended October 31, 2013	$10.27	0.33	(h)	$(0.76)	$(0.43)	$(0.03)	$(0.01)	$(0.11)	$(0.15)
June 29, 2012(f) through October 31, 2012	10.00	0.11		0.21	0.32	(0.05)	—	—	(0.05)

Class C
Year Ended October 31, 2013	10.27	0.27	(h)	(0.75)	(0.48)	(0.03)	(0.01)	(0.08)	(0.12)
June 29, 2012(f) through October 31, 2012	10.00	0.09		0.22	0.31	(0.04)	—	—	(0.04)

Class R2
Year Ended October 31, 2013	10.27	0.30	(h)	(0.75)	(0.45)	(0.04)	(0.01)	(0.09)	(0.14)
June 29, 2012(f) through October 31, 2012	10.00	0.10		0.21	0.31	(0.04)	—	—	(0.04)

Class R5
Year Ended October 31, 2013	10.27	0.37	(h)	(0.75)	(0.38)	(0.04)	(0.01)	(0.13)	(0.18)
June 29, 2012(f) through October 31, 2012	10.00	0.12		0.22	0.34	(0.07)	—	—	(0.07)

Class R6
Year Ended October 31, 2013	10.27	0.38	(h)	(0.75)	(0.37)	(0.04)	(0.01)	(0.13)	(0.18)
June 29, 2012(f) through October 31, 2012	10.00	0.13		0.21	0.34	(0.07)	—	—	(0.07)

Select Class
Year Ended October 31, 2013	10.27	0.36	(h)	(0.76)	(0.40)	(0.04)	(0.01)	(0.12)	(0.17)
June 29, 2012(f) through October 31, 2012	10.00	0.12		0.21	0.33	(0.06)	—	—	(0.06)

(a)	Annualized for periods less than one year
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Commencement of operations.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2012 and year ended October 31, 2013.
(h)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN FUNDS	OCTOBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(g)	Net investment income (loss) (g)	Expenses without waivers, reimbursements and earnings credits (g)	Portfolio turnover rate (b)(e)

$9.69	(4.26)%	$170	1.21%	3.33%	1.59%	221%
10.27	3.22	52	1.25	3.23	5.26	65

9.67	(4.75)	49	1.72	2.72	2.31	221
10.27	3.06	51	1.75	2.73	5.75	65

9.68	(4.53)	49	1.47	2.97	2.06	221
10.27	3.14	51	1.50	2.98	5.50	65

9.71	(3.82)	50	0.77	3.67	1.36	221
10.27	3.36	52	0.80	3.68	4.80	65

9.72	(3.70)	9,086	0.71	3.75	1.11	221
10.27	3.38	52	0.75	3.73	4.75	65

9.70	(4.03)	141,078	0.97	3.63	1.46	221
10.27	3.29	10,069	1.00	3.48	5.00	65

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	33

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
Ex-G4 Currency Strategies Fund
Class A
Year Ended October 31, 2013	$10.17	$0.13	(f)	$(0.25)	$(0.12)	$(0.09)	$—	$(0.02)	$(0.11)
November 30, 2011(g) through October 31, 2012	10.00	0.15	(f)	0.03	0.18	(0.01)	—	—	(0.01)

Class C
Year Ended October 31, 2013	10.11	0.06	(f)	(0.25)	(0.19)	(0.03)	—	(0.02)	(0.05)
November 30, 2011(g) through October 31, 2012	10.00	0.05	(f)	0.06	0.11	—	—	—	—

Select Class
Year Ended October 31, 2013	10.18	0.15	(f)	(0.25)	(0.10)	(0.11)	—	(0.02)	(0.13)
November 30, 2011(g) through October 31, 2012	10.00	0.16	(f)	0.04	0.20	(0.02)	—	—	(0.02)

(a)	Annualized for periods less than one year
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of operations.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2012 and year ended October 31, 2013.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN FUNDS	OCTOBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(h)		Net investment income (loss) (h)		Expenses without waivers, reimbursements and earnings credits (h)		Portfolio turnover rate (b)(e)

$9.94	(1.16)%	$1,287	0.72%		1.33%		1.32%		45%
10.17	1.80	1,197	0.71	(h)	1.62	(h)	1.52	(h)	28

9.87	(1.89)	49	1.47		0.58		1.81		45
10.11	1.10	51	1.50	(h)	0.52	(h)	2.70	(h)	28

9.95	(1.01)	137,179	0.52		1.53		1.06		45
10.18	1.96	119,342	0.53	(h)	1.74	(h)	1.33	(h)	28

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	35

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain		Return of capital	Total distributions	Redemption fees
International Currency Income Fund
Class A
Year Ended October 31, 2013	$11.16	$0.13	(d)	$(0.17)	$(0.05)	$—	$—	(e)	$(0.01)	$(0.01)	$—
Year Ended October 31, 2012	11.34	0.15	(d)	(0.07)	0.08	(0.26)	—	(e)	—	(0.26)	—
Year Ended October 31, 2011	11.20	0.18		0.07	0.25	(0.11)	—		—	(0.11)	—	(e)
Year Ended October 31, 2010	10.74	0.13	(d)	0.42	0.55	(0.01)	—		(0.08)	(0.09)	—	(e)
Year Ended October 31, 2009	9.34	0.19		1.52	1.71	(0.31)	—		—	(0.31)	—

Class C
Year Ended October 31, 2013	10.99	0.05	(d)	(0.16)	(0.12)	—	—	(e)	(0.01)	(0.01)	—
Year Ended October 31, 2012	11.24	0.07	(d)	(0.07)	— (e)	(0.25)	—	(e)	—	(0.25)	—
Year Ended October 31, 2011	11.12	0.09		0.06	0.15	(0.03)	—		—	(0.03)	—	(e)
Year Ended October 31, 2010	10.67	0.04	(d)	0.43	0.47	— (e)	—		(0.02)	(0.02)	—	(e)
Year Ended October 31, 2009	9.32	0.13		1.52	1.65	(0.30)	—		—	(0.30)	—

Select Class
Year Ended October 31, 2013	11.21	0.15	(d)	(0.17)	(0.02)	—	—	(e)	(0.01)	(0.01)	—
Year Ended October 31, 2012	11.37	0.17	(d)	(0.07)	0.10	(0.26)	—	(e)	—	(0.26)	—
Year Ended October 31, 2011	11.23	0.19		0.08	0.27	(0.13)	—		—	(0.13)	—	(e)
Year Ended October 31, 2010	10.77	0.15	(d)	0.42	0.57	(0.01)	—		(0.10)	(0.11)	—	(e)
Year Ended October 31, 2009	9.34	0.22		1.53	1.75	(0.32)	—		—	(0.32)	—

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN FUNDS	OCTOBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$11.11	(0.40)%	$12,645	0.77%	1.19%	1.20%	44%
11.16	0.78	21,105	0.76	1.33	1.19	91
11.34	2.24	7,551	0.77	1.59	1.19	28
11.20	5.18	5,203	0.77	1.20	1.25	75
10.74	18.55	231	1.10	1.92	4.00	71

10.87	(1.04)	912	1.52	0.44	1.70	44
10.99	0.05	1,066	1.51	0.60	1.69	91
11.24	1.40	1,255	1.52	0.81	1.69	28
11.12	4.44	891	1.52	0.39	1.80	75
10.67	17.86	227	1.75	1.27	4.50	71

11.18	(0.22)	602,168	0.57	1.38	0.95	44
11.21	0.98	1,322,821	0.56	1.53	0.94	91
11.37	2.43	1,923,821	0.57	1.77	0.94	28
11.23	5.32	970,939	0.57	1.38	0.99	75
10.77	18.96	5,221	0.85	2.17	3.75	71

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 3 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Emerging Markets Local Currency Debt Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Non-Diversified
Ex-G4 Currency Strategies Fund	Class A, Class C and Select Class	Non-Diversified
International Currency Income Fund	Class A, Class C and Select Class	Non-Diversified

The investment objective of Emerging Markets Local Currency Debt Fund is to seek to provide total return.

The investment objective of Ex-G4 Currency Strategies Fund is to seek to provide total return.

The investment objective of International Currency Income Fund is to seek to provide a high total return primarily from a portfolio of fixed income and other debt securities denominated in foreign currencies.

Emerging Markets Local Currency Debt Fund commenced operations on June 29, 2012. Prior to November 30, 2012, the Fund was not publicly offered for investment.

Ex-G4 Currency Strategies Fund commenced operations on November 30, 2011.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“ GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, various forms of credit enhancements, such as bond insurance, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations

38	J.P. MORGAN FUNDS	OCTOBER 31, 2013

regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment.

The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Emerging Markets Local Currency Debt Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Corporate Bonds	$—	$1,053	$—		$1,053
Foreign Government Securities	—	102,850	1,860		104,710
Short-Term Investment
Investment Company	38,251	—	—		38,251
Options Purchased	45	—	—		45

Total Investments in Securities	$38,296	$103,903	$1,860	*	$144,059

Liabilities
Options Written	$(7)	—	—		(7)

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$1,432	$—		$1,432
Future Contracts	4		—		4
Interest Rate Swaps	—	285	—		285

Total Appreciation in Other Financial Instruments	$4	$1,717	$—		$1,721

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(1,815)	$—		$(1,815)
Interest Rate Swaps	—	(342)	—		(342)

Total Depreciation in Other Financial Instruments	$—	$(2,157)	$—		$(2,157)

OCTOBER 31, 2013	J.P. MORGAN FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

Ex-G4 Currency Strategies Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$39,374	$96,955	$—	$136,329

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$358	$—	$358

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(723)	$—	$(723)

International Currency Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$45,170	$548,853	$—	$594,023

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$2,371	$—	$2,371

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(776)	$—	$(776)

*	Level 3 securities are valued by brokers and pricing services. At October 31, 2013, the value of these securities was approximately $1,860,000. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note A. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, results of broker and vendor due diligence, unchanged price review and consideration of macro or security specific events.

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOIs. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOIs for country specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended October 31, 2013.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Emerging Markets Local Currency Debt Fund

	Balance as of 10/31/12	Realized gain (loss)		Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/13
Investments in Securities
Foreign Government Securities	$144	$—	(a)	$(424)	$(15)	$2,255	$(100)	$—	$—	$1,860

Total	$144	$—	(a)	$(424)	$(15)	$2,255	$(100)	$—	$—	$1,860

(a)	Amount rounds to less than $1,000.

Transfers into, or out of, Level 3 are valued utilizing values as of the beginning of the year.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), respectively, which resulted in a lack of or increase in available market inputs to determine price.

The change in unrealized appreciation (depreciation) attributable to securities owned at October 31, 2013, which were valued using significant unobservable inputs (Level 3), amounted to approximately $(311,000).

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of October 31, 2013, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

40	J.P. MORGAN FUNDS	OCTOBER 31, 2013

The following is the value and percentage of net assets of illiquid securities as of October 31, 2013 (amounts in thousands):

	Value	Percentage
Emerging Markets Local Currency Debt Fund	$1,860	1.2%

C. Derivatives — The Funds use instruments including futures, forward foreign currency exchange contracts, options, swaps and other derivatives in connection with their investment strategies. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. The Funds also use derivatives to manage duration, sector and yield curve exposures and credit and spread volatility.

The Funds may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing a Fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded in the Statements of Assets and Liabilities.

The Emerging Markets Local Currency Debt Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and the Fund often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements gives the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreement and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Funds.

Notes C(1) — C(4) below describe the various derivatives used by the Funds.

(1). Options — The Emerging Markets Local Currency Debt Fund purchases and sells (“writes”) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Emerging Markets Local Currency Debt Fund for options purchased are included in the Statements of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as unrealized appreciation or depreciation. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the security.

Options Written — Premiums received by the Emerging Markets Local Currency Debt Fund for options written are included in the Statements of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as unrealized appreciation or depreciation. Premiums received from options written that expire are treated as realized gains. The Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

Transactions in options written during the year ended October 31, 2013 were as follows (amounts in thousands):

	Foreign Exchange Currency Options
	Notional Amount	Premiums Received
Emerging Markets Local Currency Debt Fund
Options outstanding at October 31, 2012	$—	$—
Options written	43,919	710
Options expired	(26,416)	(469)
Options terminated in closing purchase transactions	(12,340)	(212)

Options outstanding at October 31, 2013	$5,163	$29

(2). Futures Contracts — The Emerging Markets Local Currency Debt Fund uses treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Fund also uses futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation (depreciation) in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

(3). Forward Foreign Currency Exchange Contracts — The Funds use forward foreign currency exchange contracts, including non-deliverable forwards, mainly as a substitute for securities in which the Funds can invest, to increase income or gain to the Funds and to hedge or manage the Funds’ exposure to foreign currency risks associated with portfolio investments. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(4). Swaps — The Emerging Markets Local Currency Debt Fund engages in various swap transactions, including interest rate swaps to manage interest rate (e.g., duration, yield curve) risks within its portfolio. The Fund also uses swaps as alternatives to direct investments. Swap transactions are negotiated contracts (“over the counter “OTC” swaps”) between the Fund and a counterparty to exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recognized as a realized gain or loss when the contract matures or is terminated. The value of a swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation or depreciation in the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding swap contracts with the counterparty in the form of cash or securities. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. Cash collateral posted by the Fund is invested in an affiliated money market fund. Collateral received by the Fund is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management services to the Fund (See Note 3.G.).

42	J.P. MORGAN FUNDS	OCTOBER 31, 2013

Interest Rate Swaps

The Emerging Markets Local Currency Debt Fund enters into interest rate swap contracts to manage fund exposure to interest rates or to either preserve or generate a return on a particular investment or portion of its portfolio. These are agreements between counterparties to exchange periodic interest payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

(5). Summary of Derivatives Information — The following tables present the value of derivatives held as of October 31, 2013, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Emerging Markets Local Currency Debt Fund

Derivative Contract	Statements of Assets and Liabilities Location
Gross Assets:		Options (a)	Futures Contracts (b)	Forward Foreign Currency Exchange Contracts	OTC Swaps	Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$—	$4	$—	$285	$289
Foreign exchange contracts	Receivables	45	—	1,432	—	1,477

Total		$45	$4	$1,432	$285	$1,766

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$—	$—	$—	$342	$342
Foreign exchange contracts	Payables	7	—	1,815	—	1,822

Total		$7	$—	$1,815	$342	$2,164

Ex-G4 Currency Strategies Fund

Derivative Contract	Statements of Assets and Liabilities Location
Gross Assets:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$358

Gross Liabilities:
Foreign exchange contracts	Payables	$723

International Currency Income Fund

Derivative Contract	Statements of Assets and Liabilities Location
Gross Assets:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$2,371

Gross Liabilities:
Foreign exchange contracts	Payables	$776

(a)	The market value of options purchased is reported as Investments in non-affiliates, at value on the Statements of Assets and Liabilities.
(b)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

The following tables present the effect of derivatives on the Statements of Operations for the year ended October 31, 2013, by primary underlying risk exposure (amounts in thousands):

Emerging Markets Local Currency Debt Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Options (a)	Futures Contracts	Forward Foreign Currency Exchange Contracts	OTC Swaps	Total
Interest rate contracts	$—	$165	$—	$(934)	$(769)
Foreign exchange contracts	43	—	(1,012)	—	(969)

Total	$43	$165	$(1,012)	$(934)	$(1,738)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	OTC Swaps	Total
Interest rate contracts	$—	$4	$—	$(64)	$(60)
Foreign exchange contracts	(52)	—	(400)	—	(452)

Total	$(52)	$4	$(400)	$(64)	$(512)

Ex-G4 Currency Strategies Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(621)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(340)

International Currency Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$8,844

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(721)

(a)	The value of options purchased is reported as investments in non-affiliates on the Statements of Operations.

The Funds’ derivatives contracts held at October 31, 2013 are not accounted for as hedging instruments under GAAP.

Derivatives Volume

The tables below disclose the volume of the Funds’ forward foreign currency exchange contracts, options and swaps activity during the year ended October 31, 2013 (amounts in thousands). Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

	Emerging Markets Local Currency Debt Fund		Ex-G4 Currency Strategies Fund	International Currency Income Fund
Futures Contracts
Average Notional Balance Short	$2,129	(a)	$—	$—
Ending Notional Balance Short	2,547		—	—

44	J.P. MORGAN FUNDS	OCTOBER 31, 2013

	Emerging Markets Local Currency Debt Fund		Ex-G4 Currency Strategies Fund	International Currency Income Fund
Forward Foreign Currency Exchange Contracts
Average Settlement Value Purchased	$160,930		$110,969	$531,762
Average Settlement Value Sold	117,167		48,199	378,197
Ending Settlement Value Purchased	183,608		84,936	269,629
Ending Settlement Value Sold	134,545		44,323	223,973

OTC Options
Average Notional Balance Purchased	$10,056	(b)	$—	$—
Average Notional Balance Written	4,760	(c)	—	—
Ending Notional Balance Purchased	17,099		—	—
Ending Notional Balance Written	5,163		—	—

Interest Rate-Related Swaps
Average Notional Balance — Pays Fixed rate	$9,521	(d)	$—	$—
Average Notional Balance — Receives Fixed rate	40,514		—	—
Ending Notional Balance — Pays Fixed Rate	—		—	—
Ending Notional Balance — Receives Fixed Rate	40,783		—	—

(a)	For the period March 1, 2013 through August 31, 2013 and October 1, 2013 through October 31, 2013.
(b)	For the periods October 1, 2012 through December 31, 2012 and February 1, 2013 through October 31, 2013.
(c)	For the periods November 1, 2012 through December 31, 2012, February 1, 2013 through April 30, 2013 and August 1, 2013 through October 31, 2013.
(d)	For the period February 1, 2013 through March 31, 2013

D. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the year, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations. Reported realized foreign currency gains and losses arise from the disposition of foreign currency, purchases of foreign currency in certain countries that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign currency gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

E. Offering and Organizational Costs — Total offering costs of approximately $48,000 and $68,000 paid in connection with the offering of shares of the Emerging Markets Local Currency Debt Fund and Ex-G4 Currency Strategies Fund, respectively, are amortized on a straight line basis over 12 months from the date the Funds commenced operations. Costs paid in connection with the organization of the Funds, if any, were recorded as an expense at the time the Funds commenced operations and are included as part of Professional fees in the Statements of Operations. For the year ended October 31, 2013, total offering costs paid were (amounts in thousands):

Offering Costs
Emerging Markets Local Currency Debt Fund	$32
Ex-G4 Currency Strategies Fund	6

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

G. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each class of shares bears its pro-rata portion of expenses attributable to its fund, except that each class separately bears expenses related specifically to that class.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	45

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of October 31, 2013, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

I. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

J. Distributions to Shareholders — Distributions from net investment income are generally declared and paid monthly for Emerging Markets Local Currency Debt Fund and quarterly for Ex-G4 Currency Strategies Fund and International Currency Income Fund and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed/ (distribution in excess of) net investment income	Accumulated net realized gains (losses)
Emerging Markets Local Currency Debt Fund	$(3,057)	$(5,932)	$8,989
Ex-G4 Currency Strategies Fund	(2,070)	(1,736)	3,806
International Currency Income Fund	(2,059)	(14,371)	16,430

(a)	Amount rounds to less than $1,000.

The reclassifications for the Funds relate primarily to foreign currency gains or losses, net operating losses, periodic payment from swaps, taxable overdistributions and return of capital distributions.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Emerging Markets Local Currency Debt Fund	0.70%
Ex-G4 Currency Strategies Fund	0.55%
International Currency Income Fund	0.55%

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an administration agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2013, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

46	J.P. MORGAN FUNDS	OCTOBER 31, 2013

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
Emerging Markets Local Currency Debt Fund	0.25%	0.75%	0.50%
Ex-G4 Currency Strategies Fund	0.25	0.75	n/a
International Currency Income Fund	0.25	0.75	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2013, the Distributor retained the following amounts (in thousands):

	Front-end Sales Charge		CDSC
International Currency Income Fund	$—	(a)	$—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Select Class
Emerging Markets Local Currency Debt Fund	0.25%	0.25%	0.25%	0.05%	0.25%
Ex-G4 Currency Strategies Fund	0.25	0.25	n/a	n/a	0.25
International Currency Income Fund	0.25	0.25	n/a	n/a	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The Funds earn interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statements of Operations.

Interest income, if any, earned on cash balances at the custodian, is included in Interest income from affiliates in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Class R6	Select Class
Emerging Markets Local Currency Debt Fund	1.25%	1.75%	1.50%	0.80%	0.75%	1.00%
Ex-G4 Currency Strategies Fund	0.80	1.55	n/a	n/a	n/a	0.60
International Currency Income Fund	0.80	1.55	n/a	n/a	n/a	0.60

The expense limitation agreements were in effect for the year ended October 31, 2013. The contractual expense limitation percentages in the table above are in place until at least February 28, 2014.

For the year ended October 31, 2013, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Emerging Markets Local Currency Debt Fund	$487	$133	$—	$620	$13
Ex-G4 Currency Strategies Fund	286	145	345	776	—
International Currency Income Fund	663	906	2,153	3,722	—

OCTOBER 31, 2013	J.P. MORGAN FUNDS	47

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of these waivers resulting from investments in these money market funds for the year ended October 31, 2013 were as follows (amounts in thousands):

Emerging Markets Local Currency Debt Fund	$52
Ex-G4 Currency Strategies Fund	143
International Currency Income Fund	335

G. Collateral Management Fees — JPMCB provides derivatives collateral management services for the Emerging Markets Local Currency Debt Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral management fees on the Statements of Operations.

H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2013, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended October 31, 2013, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2013, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Emerging Markets Local Currency Debt Fund	$340,519	$228,266
Ex-G4 Currency Strategies Fund	71,790	36,446
International Currency Income Fund	307,634	706,818

During the year ended October 31, 2013, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at October 31, 2013 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Markets Local Currency Debt Fund	$152,072	$1,498	$9,511	$(8,013)
Ex-G4 Currency Strategies Fund	139,092	1,897	4,660	(2,763)
International Currency Income Fund	607,472	10,421	23,870	(13,449)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

48	J.P. MORGAN FUNDS	OCTOBER 31, 2013

The tax character of distributions paid during the fiscal year ended October 31, 2013 was as follows (amounts in thousands):

	Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Emerging Markets Local Currency Debt Fund	$263	$—	$1,894	$2,157
Ex-G4 Currency Strategies Fund	1,436	—	278	1,714
International Currency Income Fund	—	77	534	611

The tax character of distributions paid during the fiscal year ended October 31, 2012 was as follows (amounts in thousands):

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Emerging Markets Local Currency Debt Fund	$59	$—	$59
Ex-G4 Currency Strategies Fund	79	—	79
International Currency Income Fund	45,141	37	45,178

As of October 31, 2013, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Emerging Markets Local Currency Debt Fund	$—	$(1,544)	$(8,730)
Ex-G4 Currency Strategies Fund	—	(486)	(2,735)
International Currency Income Fund	—	—	(13,573)

The cumulative timing differences primarily consist of wash sale loss deferrals, mark to market of forward foreign currency exchange contracts and investments in swaps.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of October 31, 2013, the following Funds had post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Emerging Markets Local Currency Debt Fund	$1,544	$—
Ex-G4 Currency Strategies Fund	476	10
International Currency Income Fund	—	—

As of October 31, 2013, the Funds did not have any pre-enactment net capital loss carryforwards.

During the year ended October 31, 2013, the following Fund utilized capital loss carryforwards as follows (amounts in thousands):

	Post-Enactment Capital Loss Carryforwards Utilized
	Short-Term	Long-Term
International Currency Income Fund	$—	$(124)

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Fund and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	49

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2013. Average borrowings from the Facility for, or at any time during, the year ended October 31, 2013, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Outstanding	Interest Paid
Emerging Markets Local Currency Debt Fund	$21,131	1	$—	(a)
International Currency Income Fund	14,071	1	—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets. Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

Prior to November 30, 2012, the Emerging Markets Local Currency Debt Fund’s shares were held by the Fund’s Adviser.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2013, substantially all of the Funds’ net assets consisted of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Emerging Markets Local Currency Debt Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund, such as swap and option contracts and credit linked notes.

The Emerging Markets Local Currency Debt Fund is subject to the risk that should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems to be representative of its value, the value of the Fund’s net assets could be adversely affected.

8. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, “Balance Sheet: Disclosures about Offsetting Assets and Liabilities”. In January 2013, the FASB issued ASU 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”, which updated ASU 2011-11. The ASU creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives, repurchase agreements and securities lending transactions that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. This ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the Funds’ financial statement disclosures.

50	J.P. MORGAN FUNDS	OCTOBER 31, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Emerging Markets Local Currency Debt Fund, JPMorgan Ex-G4 Currency Strategies Fund and JPMorgan International Currency Income Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Emerging Markets Local Currency Debt Fund, JPMorgan Ex-G4 Currency Strategies Fund and JPMorgan International Currency Income Fund (each a separate Fund of JPMorgan Trust I) at October 31, 2013, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2013

OCTOBER 31, 2013	J.P. MORGAN FUNDS	51

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	171	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (effective 7/1/13); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	171	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present); Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	171	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	171	Director, Center for Communication, Hearing and Deafness (1990-present).

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	171	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	171	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	171	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	171	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	171	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

52	J.P. MORGAN FUNDS	OCTOBER 31, 2013

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	171	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	171	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	171	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	171	Trustee, The Victory Portfolios (2000-2008).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of the Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (171 funds), including JPMorgan Mutual Fund Group which liquidated November 29, 2012 and is in the process of winding up its affairs.

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment adviser, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.
***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	53

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**

Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

54	J.P. MORGAN FUNDS	OCTOBER 31, 2013

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2013, and continued to hold your shares at the end of the reporting period, October 31, 2013.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During the Period	Annualized Expense Ratio
Emerging Markets Local Currency Debt Fund
Class A
Actual	$1,000.00	$911.90	$5.83	1.21%
Hypothetical	1,000.00	1,019.11	6.16	1.21
Class C
Actual	1,000.00	910.40	8.23	1.71
Hypothetical	1,000.00	1,016.59	8.69	1.71
Class R2
Actual	1,000.00	910.70	7.03	1.46
Hypothetical	1,000.00	1,017.85	7.43	1.46
Class R5
Actual	1,000.00	914.40	3.67	0.76
Hypothetical	1,000.00	1,021.37	3.87	0.76
Class R6
Actual	1,000.00	915.40	3.43	0.71
Hypothetical	1,000.00	1,021.63	3.62	0.71
Select Class
Actual	1,000.00	913.20	4.63	0.96
Hypothetical	1,000.00	1,020.37	4.89	0.96

Ex-G4 Currency Strategies Fund
Class A
Actual	1,000.00	962.90	3.56	0.72
Hypothetical	1,000.00	1,021.58	3.67	0.72
Class C
Actual	1,000.00	959.20	7.26	1.47
Hypothetical	1,000.00	1,017.80	7.48	1.47
Select Class
Actual	1,000.00	963.40	2.57	0.52
Hypothetical	1,000.00	1,022.58	2.65	0.52

OCTOBER 31, 2013	J.P. MORGAN FUNDS	55

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During the Period	Annualized Expense Ratio
International Currency Income Fund
Class A
Actual	$1,000.00	$985.80	$3.85	0.77%
Hypothetical	1,000.00	1,021.32	3.92	0.77
Class C
Actual	1,000.00	982.80	7.60	1.52
Hypothetical	1,000.00	1,017.54	7.73	1.52
Select Class
Actual	1,000.00	986.80	2.85	0.57
Hypothetical	1,000.00	1,022.33	2.91	0.57

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

56	J.P. MORGAN FUNDS	OCTOBER 31, 2013

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2013, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 22, 2013.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Adviser on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to certain J.P. Morgan Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of certain J.P. Morgan Funds with greater than two years of performance history in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Adviser and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approvals. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity

OCTOBER 31, 2013	J.P. MORGAN FUNDS	57

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services. The Board also reviewed the adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the adviser.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Funds does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Funds benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for J.P. Morgan Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those J.P. Morgan Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one- and three-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their

58	J.P. MORGAN FUNDS	OCTOBER 31, 2013

review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the independent consultant and also considered the special analysis prepared by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted the performance of the Emerging Markets Local Currency Debt Fund since its inception on June 29, 2012 as compared with that of its benchmark index through December 31, 2012. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted the performance of the Ex-G4 Currency Strategies Fund’s performance was in the third quintile for both Class A and Select Class shares for the one year period ended December 31, 2012. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the fixed income committee at each of their regular meetings over the course of the next year.

The Trustees noted that the International Currency Income Fund’s performance was in the fourth, third and second quintiles for Class A shares and in the fourth, third and first quintiles for Select Class shares for the one-, three- and five-year periods ended December 31, 2012, respectively and that the independent consultant had indicated the Fund had met its risk objectives, but underperformed its return objectives. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the fixed income committee at each of their regular meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Funds to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Funds and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Emerging Markets Local Currency Debt Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile and that the actual total expenses for both Class A and Select Class shares were in the fourth quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Ex-G4 Currency Strategies Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the first quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the International Currency Income Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile, and that the actual total expenses for both Class A and Select Class Shares were in the first quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	59

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2013. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2013. The information necessary to complete your income tax returns for the calendar year ending December 31, 2013 will be provided under separate cover.

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2013, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%. Each Fund hereby designates the following amount or maximum allowable amount of ordinary income distributions or the maximum allowable treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Emerging Markets Local Currency Debt Fund	$2,158
Ex-G4 Currency Strategies Fund	—
International Currency Income Fund	—

Long Term Capital Gain Designation — 20%

Each Fund hereby designates the following amount or maximum allowable amount as long-term capital gain distributions for the purposes of the dividend paid deduction on its respective tax return for the fiscal year ended October 31, 2013 (amounts in thousands):

Long-Term Capital Gain Distribution
International Currency Income Fund	$77

60	J.P. MORGAN FUNDS	OCTOBER 31, 2013

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2013. All rights reserved. October 2013.	AN-CUR-1013

Annual Report

Highbridge Funds

October 31, 2013

Highbridge Dynamic Commodities Strategy Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

DECEMBER 4, 2013 (Unaudited)

Dear Shareholder:

Despite periods of heightened volatility, developed market equities, in aggregate, posted outstanding returns for the twelve months ended October 31, 2013. For much of the period, stocks were supported by solid corporate earnings and robust demand from investors looking to generate higher returns in the low interest rate environment. While it signaled a potential policy shift, the U.S. Federal Reserve (“Fed”) continued to pursue its highly accommodative policies in an attempt to lower unemployment and spur the economy. Many central banks overseas also maintained accommodative monetary policies aimed at stimulating their economies. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. Elsewhere, the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012.

“As the market’s periodic gyrations have demonstrated, it is critically important to maintain a long-term focus for your investment portfolio.”

Positive investor sentiment was interrupted several times during the reporting period, triggered by a number of factors including uncertainties regarding the U.S. “fiscal cliff” and sequestration, geopolitical issues, the Fed’s plans to begin “tapering” its asset purchase program, the partial federal government shutdown and the raising of the debt ceiling. Yet, market declines proved to be only temporary setbacks. All told, U.S. stocks rose sharply and achieved record highs on a number of occasions during the twelve months ended October 31, 2013. Overseas, developed international stocks also rallied sharply, while emerging market equities generated less robust returns given concerns regarding China’s economy and rising U.S. interest rates.

U.S. Treasury Yields Rise Sharply

Talk of Fed tapering negatively impacted the fixed income markets. U.S. Treasury security yields continued to be low from a historical perspective, but ended the period sharply higher than when the reporting period began. Still, U.S. Treasury yields fell from their reporting period peak in early September 2013 as the Fed chose to delay tapering its asset purchases. The yield for 10-year U.S. Treasury securities ended October 31, 2013 at 2.57%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.31% and 3.63%, respectively. Amid the rising interest rate environment, the overall U.S. fixed income market generated a negative return for the reporting period. High yield bonds (also known as “junk bonds”), in contrast, posted a solid gain, whereas emerging market debt securities declined.

Maintaining a Long-Term Perspective

While the global economy is far from robust, it is still on a growth path. Despite some recent mixed data, the expansion in the U.S. appears to be sustainable. In addition, Europe has finally emerged from its lengthy recession. Elsewhere, pro-growth initiatives in Japan have thus far yielded positive results. While growth in China has moderated, there have been some encouraging signs of late that its economy can avoid a “hard landing.”

We are encouraged by the stock market’s resiliency despite periods of elevated volatility. In addition, equity market correlations appear to be moderating, which could create a more favorable environment for active managers. Also, given the overall weakness in the bond market, valuations in a number of fixed income sectors have become more attractive.

As the market’s periodic gyrations have demonstrated, it is critically important to maintain a long-term focus for your investment portfolio. Furthermore, having a well- diversified investment portfolio that is allocated among a number of asset classes can potentially lessen the impact of market declines.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

OCTOBER 31, 2013	HIGHBRIDGE FUNDS	1

Highbridge Dynamic Commodities Strategy Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	(22.03)%
Dow Jones-UBS Commodity Index Total Return	(12.21)%

Net Assets as of 10/31/2013 (In Thousands)	$382,106

INVESTMENT OBJECTIVE**

The Highbridge Dynamic Commodities Strategy Fund (the “Fund”) seeks long-term total return.

INVESTMENT APPROACH

The Fund’s portfolio managers use a systematic and fundamental investment approach that utilizes a proprietary quantitative model with an emphasis on risk management. The Fund’s commodity weightings reflect the Fund’s portfolio managers’ analysis of macroeconomic influences, supply and demand levels, the impact of historical commodity prices, the relationships between various commodities and risk assessments. The Fund employs a risk management process that includes both a volatility target and a drawdown management process, which decreases (increases) the risk target as a function of negative (positive) portfolio performance. The Fund’s approach is unconstrained versus the Dow Jones-UBS Commodity Index Total Return (the “Benchmark”), an index of commodities.

HOW DID THE COMMODITIES MARKET PERFORM DURING THE REPORTING PERIOD?

The Benchmark returned -12.21% for the twelve months ended October 31, 2013. All sectors of the commodities market faced headwinds during the reporting period. The agriculture sector was the biggest detractor from the Benchmark’s performance, as favorable crop conditions, combined with aggressive planting in response to the North American drought of 2012, led to falling prices, particularly for corn. The precious metals sector was the second largest detractor from the Benchmark’s performance. The sector was negatively impacted by speculation that the U.S. Federal Reserve (the “Fed”) might soon end its accommodative monetary policy. Energy markets were down slightly on lackluster demand and increasing production in North America. Elsewhere, industrial metals and soft commodities were generally weak as demand could not keep up with increasing supplies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Benchmark for the twelve months ended October 31, 2013. The Fund’s positioning among precious metals was the largest driver of the

Fund’s negative absolute return and relative underperformance. In the early portion of the reporting period, the Fund was overweight in this sector, largely due to a view that the Fed’s easy monetary policy would continue. However, speculation that accommodative Fed monetary policy would end sooner than previously anticipated drove prices lower. The size of the Fund’s exposure to precious metals was reduced during the reporting period, due to increased volatility and continued negative trends in precious metals prices.

In the agriculture sector, the Fund’s overweight position to grains during the last months of 2012 hurt absolute and relative performance as the South American soy and corn crop harvests were robust. The energy sector was another source of negative absolute performance and relative underperformance for the Fund. In particular, an underweight exposure to natural gas early in 2013 was detrimental for the Fund as prices rallied on larger-than-expected withdrawals from natural gas storage.

Elsewhere, positioning in industrial metals and soft commodities contributed to the Fund’s relative performance versus the Benchmark. The Fund was underweight and held a short position in industrial metals during most of the reporting period, which was beneficial for results as new supply was generally robust. With respect to soft commodities, positioning relative to the Benchmark was mixed during the reporting period, but overall positive for relative performance.

HOW WAS THE FUND POSITIONED?

The Fund invested in a wholly-owned subsidiary that invested in commodity-linked derivative instruments and provided exposure to the investment returns of the commodities markets without investing directly in physical commodities. The Fund also invested in a portfolio of high-quality fixed income securities, such as commercial paper or other short-term instruments that generally had a weighted average maturity of 90 days or less.

Dispersion of returns between individual commodities and sectors remained high, presenting opportunities for active commodity selection. At the end of the reporting period, the Fund was long the energy, agriculture, soft commodities and precious metals sectors, while short the industrial metals sector.

2	HIGHBRIDGE FUNDS	OCTOBER 31, 2013

CASH INVESTMENTS***
U.S. Government Agency Securities	60.9%
Investment Companies	29.8
Repurchase Agreements	5.0
U.S. Treasury Obligations	4.3

PORTFOLIO COMPOSITION BY COUNTRY***
United States	100.0%

NET COMMODITY EXPOSURE****
Energy	55.6%
Agriculture	48.6
Precious Metals & Currencies	42.1
Industrial Metals	–0.9

TOTAL COMMODITY EXPOSURE****
Total Net Exposure	145.4%
Total Gross Exposure	179.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2013. The Fund’s portfolio composition is subject to change.
****	The Fund’s net exposure equals the value of the Fund’s long positions minus the short positions. The Fund’s gross exposure equals the sum of the Fund’s long positions and short positions (adjusted for offsetting positions). Exposures are calculated as the notional value of the Fund’s derivative positions as a percentage of net assets.

OCTOBER 31, 2013	HIGHBRIDGE FUNDS	3

Highbridge Dynamic Commodities Strategy Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2013

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	1/13/10
Without Sales Charge		(22.14)%	(10.95)%	(4.41)%
With Sales Charge*		(26.24)	(12.54)	(5.76)
CLASS C SHARES	1/13/10
Without CDSC		(22.56)	(11.42)	(4.89)
With CDSC**		(23.56)	(11.42)	(4.89)
CLASS R5 SHARES	11/30/10	(21.84)	(10.57)	(4.02)
SELECT CLASS SHARES	1/13/10	(22.03)	(10.77)	(4.18)

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (1/13/2010 TO 10/31/2013)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on January 13, 2010.

Returns for Class R5 Shares prior to its inception date were based on the performance of Select Class Shares. The actual returns of Class R5 Shares would have been higher than those shown because Class R5 Shares have lower expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the Highbridge Dynamic Commodities Strategy Fund, the Dow Jones-UBS Commodity Index Total Return and the Lipper Commodities General Funds Average from January 13, 2010 to October 31, 2013. The performance of the Lipper Commodities General Funds Average reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Dow Jones-UBS Commodity Index Total Return does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Commodities General Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Dow Jones-UBS Commodity Index Total Return is composed of futures contracts on 22 physical commodities. Investors cannot invest directly in an index. The Lipper Commodities General Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Subsequent to the inception date of the Fund through March 10, 2010, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	HIGHBRIDGE FUNDS	OCTOBER 31, 2013

Highbridge Dynamic Commodities Strategy Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Repurchase Agreements — 5.2%
10,000	Deutsche Bank AG, 0.100%, dated 10/31/13, due 11/01/13, repurchase price $10,000, collateralized by U.S. Treasury Notes, 0.750%, 06/15/14 with a value of $10,200.	10,000
10,000	UBS Warburg LLC, 0.090%, dated 10/31/13, due 11/01/13, repurchase price $10,000, collateralized by U.S. Treasury Notes, 0.750%, 06/15/14 with a value of $10,200.	10,000

	Total Repurchase Agreements (Cost $20,000)	20,000

U.S. Government Agency Securities — 63.5%
	Federal Farm Credit Bank,
8,666	DN, 0.010%, 11/01/13 (n)	8,666
2,000	0.150%, 01/17/14	2,000
14,500	0.200%, 11/20/13	14,501
	Federal Home Loan Bank,
6,864	DN, 0.030%, 11/20/13 (n)	6,864
11,500	DN, 0.045%, 11/27/13 (n)	11,500
43,944	DN, 0.050%, 12/13/13 (n)	43,939
7,304	DN, 0.093%, 04/23/14 (n)	7,302
4,000	0.190%, 07/22/14	4,001
4,650	0.290%, 11/15/13	4,650
	Federal Home Loan Mortgage Corp.,
15,561	DN, 0.045%, 12/02/13 (m) (n)	15,561
55,359	DN, 0.050%, 01/27/14 (m) (n)	55,355
4,127	DN, 0.053%, 11/05/13 (n)	4,127
5,000	DN, 0.060%, 11/21/13 (n)	5,000
14,500	DN, 0.060%, 11/26/13 (m) (n)	14,499
44,593	DN, 0.130%, 12/30/13 (m) (n)	44,591

	Total U.S. Government Agency Securities (Cost $242,543)	242,556

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Treasury Obligations — 4.5%
	U.S. Treasury Notes,
4,000	1.250%, 03/15/14 (m)	4,017
8,000	1.875%, 02/28/14 (m)	8,047
5,000	2.000%, 11/30/13 (m)	5,008

	Total U.S. Treasury Obligations (Cost $17,068)	17,072

SHARES
Investment Companies — 31.1%
33,540	JPMorgan Prime Money Market Fund, Agency Class Shares, 0.010% (b) (l) †	33,540
72,621	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) †	72,621
12,680	JPMorgan U.S. Treasury Plus Money Market Fund, Institutional Class Shares, 0.000% (b) (l) †	12,680

	Total Investment Companies (Cost $118,841)	118,841

	Total Investments — 104.3% (Cost $398,452)	398,469
	Liabilities in Excess of Other Assets — (4.3)%	(16,363)

	NET ASSETS — 100.0%	$382,106

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
1,210	Australian Dollar	12/16/13	$114,115	$(792)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2013	HIGHBRIDGE FUNDS	5

Highbridge Dynamic Commodities Strategy Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands)

Return Swaps on Commodities
SWAP COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	NOTIONAL VALUE*	VALUE
Newedge USA, LLC
	Long Positions
	ICE Gas Oil December 2013 Futures	12/12/13	$34,373	$(39)
	CBOT Corn December 2013 Futures	12/13/13	9,978	(287)
	CBOT Soybean Meal December 2013 Futures	12/13/13	32,530	(621)
	CBOT Wheat December 2013 Futures	12/13/13	6,141	(128)
	CME Live Cattle December 2013 Futures	12/31/13	20,333	132

	Short Positions
	NYMEX Harbor ULSD December 2013 Futures	11/29/13	(620)	— (h)
	CBOT Soybean Oil December 2013 Futures	12/13/13	(2,257)	(20)

				$(963)

Jefferies Bache Financial Services, Inc.
	Long Positions
	NYMEX Gasoline RBOB December 2013 Futures	11/29/13	$32,379	$(395)
	ICE BRENT Crude Oil January 2014 Futures	12/16/13	65,395	(570)
	LME Copper December 2013 Futures	12/16/13	18,128	(1)
	COMEX Gold 100 oz. December 2013 Futures	12/27/13	24,224	254
	COMEX Silver December 2013 Futures	12/27/13	17,056	(178)
	CBOT Soybean January 2014 Futures	01/14/14	42,293	(1,149)

	Short Positions
	CBOT Wheat December 2013 Futures	12/13/13	(6,141)	99
	COMEX Silver September 2013 Futures	12/27/13	(1,968)	(8)

				$(1,948)

Total				$(2,911)

Return Swaps on Commodity Indices
SWAP COUNTERPARTY	REFERENCED OBLIGATION	TERMINATION DATE	NOTIONAL VALUE*	VALUE
Morgan Stanley Capital Group
	Long Positions
	Dow Jones-UBS Commodity BRENT Crude Oil Index	11/20/13	$26	$— (h)
	Dow Jones-UBS Commodity Corn Index	11/20/13	2,403	(81)
	Dow Jones-UBS Commodity Crude Oil Index	11/20/13	37,680	(2,214)
	Dow Jones-UBS Commodity Crude Oil Index	11/20/13	7,727	(453)
	Dow Jones-UBS Commodity Crude Oil Index	11/20/13	6,618	—
	Dow Jones-UBS Commodity Gasoline RBOB Index	11/20/13	932	(31)
	Dow Jones-UBS Commodity Gold Index	11/20/13	40	1
	Dow Jones-UBS Commodity Heating Oil Index	11/20/13	36,116	(832)
	Dow Jones-UBS Commodity Heating Oil Index	11/20/13	3,827	(103)
	Dow Jones-UBS Commodity Heating Oil Index	11/20/13	1,386	(31)
	Dow Jones-UBS Commodity Kansas Wheat Index	11/20/13	110	(1)
	Dow Jones-UBS Commodity Silver Index	11/20/13	591	13
	Dow Jones-UBS Commodity Soybean Oil Index	11/20/13	9,779	(9)
	Dow Jones-UBS Commodity Soybeans Index	11/20/13	24	— (h)
	Dow Jones-UBS Commodity Sugar Index	11/20/13	876	(18)
	Dow Jones-UBS Commodity Wheat Index	11/20/13	3,108	(65)
	Dow Jones-UBS Commodity Zinc Index	11/20/13	2,575	31

				$(3,793)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

6	HIGHBRIDGE FUNDS	OCTOBER 31, 2013

Return Swaps on Commodity Indices (continued)
SWAP COUNTERPARTY	REFERENCED OBLIGATION	TERMINATION DATE	NOTIONAL VALUE*	VALUE
Morgan Stanley Capital Group — Continued
	Short Positions
	Dow Jones-UBS Commodity Corn Index	11/20/13	$(2,382)	$81
	Dow Jones-UBS Commodity Crude Oil Index	11/20/13	(39)	1
	Dow Jones-UBS Commodity Crude Oil Index	11/20/13	(57)	1
	Dow Jones-UBS Commodity Crude Oil Index	11/20/13	(590)	10
	Dow Jones-UBS Commodity Crude Oil Index	11/20/13	(1,318)	24
	Dow Jones-UBS Commodity Crude Oil Index	11/20/13	(5,175)	232
	Dow Jones-UBS Commodity Crude Oil Index	11/20/13	(29,302)	1,722
	Dow Jones-UBS Commodity Gasoline RBOB Index	11/20/13	(919)	30
	Dow Jones-UBS Commodity Heating Oil Index	11/20/13	(3,622)	60
	Dow Jones-UBS Commodity Heating Oil Index	11/20/13	(3,827)	103
	Dow Jones-UBS Commodity Heating Oil Index	11/20/13	(4,099)	55
	Dow Jones-UBS Commodity Kansas Wheat Index	11/20/13	(105)	1
	Dow Jones-UBS Commodity Silver Index	11/20/13	(578)	(13)
	Dow Jones-UBS Commodity Soybean Oil Index	11/20/13	(9,769)	9
	Dow Jones-UBS Commodity Sugar Index	11/20/13	(876)	18
	Dow Jones-UBS Commodity Wheat Index	11/20/13	(3,108)	65
	Dow Jones-UBS Commodity Zinc Index	11/20/13	(2,575)	(31)

				$2,368

Union Bank of Switzerland AG
	Long Positions
	Dow Jones-UBS Commodity Aluminum Index	11/20/13	$3,561	$(6)
	Dow Jones-UBS Commodity Aluminum Index	11/20/13	953	(18)
	Dow Jones-UBS Commodity Aluminum Index	11/20/13	806	(2)
	Dow Jones-UBS Commodity Aluminum Index	11/20/13	800	(1)
	Dow Jones-UBS Commodity Cocoa Index	11/20/13	20,046	(523)
	Dow Jones-UBS Commodity Cocoa Index	11/20/13	7,658	(201)
	Dow Jones-UBS Commodity Cocoa Index	11/20/13	820	(16)
	Dow Jones-UBS Commodity Cocoa Index	11/20/13	741	5
	Dow Jones-UBS Commodity Cocoa Index	11/20/13	318	2
	Dow Jones-UBS Commodity Cocoa Index	11/20/13	248	(3)
	Dow Jones-UBS Commodity Cocoa Index	11/20/13	19	— (h)
	Dow Jones-UBS Commodity Cocoa Index	11/20/13	— (h)	— (h)
	Dow Jones-UBS Commodity Coffee Index	11/20/13	2,038	(201)
	Dow Jones-UBS Commodity Coffee Index	11/20/13	757	(74)
	Dow Jones-UBS Commodity Coffee Index	11/20/13	340	(12)
	Dow Jones-UBS Commodity Copper Index	11/20/13	3,212	(34)
	Dow Jones-UBS Commodity Copper Index	11/20/13	3,037	29
	Dow Jones-UBS Commodity Copper Index	11/20/13	1,569	2
	Dow Jones-UBS Commodity Copper Index	11/20/13	1,461	—
	Dow Jones-UBS Commodity Copper Index	11/20/13	1,418	(11)
	Dow Jones-UBS Commodity Copper Index	11/20/13	1,332	(3)
	Dow Jones-UBS Commodity Copper Index	11/20/13	862	6
	Dow Jones-UBS Commodity Copper Index	11/20/13	19	— (h)
	Dow Jones-UBS Commodity Cotton Index	11/20/13	2,385	(108)
	Dow Jones-UBS Commodity Cotton Index	11/20/13	1,350	(105)
	Dow Jones-UBS Commodity Cotton Index	11/20/13	439	(33)
	Dow Jones-UBS Commodity Cotton Index	11/20/13	328	(6)
	Dow Jones-UBS Commodity Cotton Index	11/20/13	278	(22)
	Dow Jones-UBS Commodity Cotton Index	11/20/13	3	— (h)
	Dow Jones-UBS Commodity Heating Oil Index	11/20/13	29,589	(730)
	Dow Jones-UBS Commodity Heating Oil Index	11/20/13	8,449	(227)
	Dow Jones-UBS Commodity Heating Oil Index	11/20/13	4,488	(121)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2013	HIGHBRIDGE FUNDS	7

Highbridge Dynamic Commodities Strategy Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands)

Return Swaps on Commodity Indices (continued)
SWAP COUNTERPARTY	REFERENCED OBLIGATION	TERMINATION DATE	NOTIONAL VALUE*	VALUE
Union Bank of Switzerland AG — Continued
	Long Positions — Continued
	Dow Jones-UBS Commodity Index	11/20/13	$61,520	$(1,492)
	Dow Jones-UBS Commodity Lead Index	11/20/13	1,214	10
	Dow Jones-UBS Commodity Lead Index	11/20/13	969	8
	Dow Jones-UBS Commodity Lead Index	11/20/13	952	4
	Dow Jones-UBS Commodity Lead Index	11/20/13	918	(13)
	Dow Jones-UBS Commodity Lead Index	11/20/13	251	2
	Dow Jones-UBS Commodity Lead Index	11/20/13	4	— (h)
	Dow Jones-UBS Commodity Lean Hogs Index	11/20/13	4,182	17
	Dow Jones-UBS Commodity Lean Hogs Index	11/20/13	1,988	13
	Dow Jones-UBS Commodity Lean Hogs Index	11/20/13	768	(24)
	Dow Jones-UBS Commodity Lean Hogs Index	11/20/13	360	2
	Dow Jones-UBS Commodity Natural Gas Index	11/20/13	14,501	(1,310)
	Dow Jones-UBS Commodity Natural Gas Index	11/20/13	12,987	(1,176)
	Dow Jones-UBS Commodity Natural Gas Index	11/20/13	3,610	(220)
	Dow Jones-UBS Commodity Natural Gas Index	11/20/13	1,715	(104)
	Dow Jones-UBS Commodity Natural Gas Index	11/20/13	1,051	—
	Dow Jones-UBS Commodity Natural Gas Index	11/20/13	315	(4)
	Dow Jones-UBS Commodity Natural Gas Index	11/20/13	16	—
	Dow Jones-UBS Commodity Nickel Index	11/20/13	1,557	—
	Dow Jones-UBS Commodity Nickel Index	11/20/13	1,536	(4)
	Dow Jones-UBS Commodity Nickel Index	11/20/13	1,535	26
	Dow Jones-UBS Commodity Nickel Index	11/20/13	198	7
	Dow Jones-UBS Commodity Soybean Meal Index	11/20/13	12	— (h)
	Dow Jones-UBS Commodity Sugar Index	11/20/13	19,665	(741)
	Dow Jones-UBS Commodity Sugar Index	11/20/13	8,185	(311)
	Dow Jones-UBS Commodity Sugar Index	11/20/13	1,547	(96)
	Dow Jones-UBS Commodity Sugar Index	11/20/13	1,061	(64)
	Dow Jones-UBS Commodity Sugar Index	11/20/13	687	(24)
	Dow Jones-UBS Commodity Sugar Index	11/20/13	401	(14)
	Dow Jones-UBS Commodity Sugar Index	11/20/13	365	— (h)
	Dow Jones-UBS Commodity Sugar Index	11/20/13	260	—
	Dow Jones-UBS Commodity Sugar Index	11/20/13	160	(6)
	Dow Jones-UBS Commodity Sugar Index	11/20/13	94	(4)
	Dow Jones-UBS Commodity Wheat Index	11/20/13	23,981	(507)
	Dow Jones-UBS Commodity Wheat Index	11/20/13	11,145	(234)
	Dow Jones-UBS Commodity Wheat Index	11/20/13	1,029	(22)
	Dow Jones-UBS Commodity Wheat Index	11/20/13	841	(41)
	Dow Jones-UBS Commodity Wheat Index	11/20/13	602	(26)
	Dow Jones-UBS Commodity Wheat Index	11/20/13	583	(28)
	Dow Jones-UBS Commodity Wheat Index	11/20/13	546	(26)
	Dow Jones-UBS Commodity Wheat Index	11/20/13	40	(2)
	Dow Jones-UBS Commodity Wheat Index	11/20/13	— (h)	— (h)
	Dow Jones-UBS Commodity Zinc Index	11/20/13	973	7
	Dow Jones-UBS Commodity Zinc Index	11/20/13	880	10

				$(8,800)

	Short Positions
	Dow Jones-UBS Commodity Aluminum Index	11/20/13	$(8)	$— (h)
	Dow Jones-UBS Commodity Aluminum Index	11/20/13	(704)	8
	Dow Jones-UBS Commodity Aluminum Index	11/20/13	(1,583)	21
	Dow Jones-UBS Commodity Aluminum Index	11/20/13	(1,675)	(4)
	Dow Jones-UBS Commodity Aluminum Index	11/20/13	(7,622)	13

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

8	HIGHBRIDGE FUNDS	OCTOBER 31, 2013

Return Swaps on Commodity Indices (continued)
SWAP COUNTERPARTY	REFERENCED OBLIGATION	TERMINATION DATE	NOTIONAL VALUE*	VALUE
Union Bank of Switzerland AG — Continued
	Short Positions — Continued
	Dow Jones-UBS Commodity Cocoa Index	11/20/13	$(19)	$— (h)
	Dow Jones-UBS Commodity Cocoa Index	11/20/13	(129)	3
	Dow Jones-UBS Commodity Cocoa Index	11/20/13	(258)	6
	Dow Jones-UBS Commodity Cocoa Index	11/20/13	(291)	9
	Dow Jones-UBS Commodity Cocoa Index	11/20/13	(450)	14
	Dow Jones-UBS Commodity Cocoa Index	11/20/13	(491)	—
	Dow Jones-UBS Commodity Cocoa Index	11/20/13	(807)	10
	Dow Jones-UBS Commodity Cocoa Index	11/20/13	(823)	—
	Dow Jones-UBS Commodity Coffee Index	11/20/13	(755)	52
	Dow Jones-UBS Commodity Coffee Index	11/20/13	(1,438)	126
	Dow Jones-UBS Commodity Coffee Index	11/20/13	(9,115)	904
	Dow Jones-UBS Commodity Copper Index	11/20/13	(4)	— (h)
	Dow Jones-UBS Commodity Copper Index	11/20/13	(933)	(9)
	Dow Jones-UBS Commodity Copper Index	11/20/13	(1,449)	(16)
	Dow Jones-UBS Commodity Copper Index	11/20/13	(1,505)	1
	Dow Jones-UBS Commodity Copper Index	11/20/13	(2,364)	(23)
	Dow Jones-UBS Commodity Copper Index	11/20/13	(2,916)	(1)
	Dow Jones-UBS Commodity Copper Index	11/20/13	(5,375)	12
	Dow Jones-UBS Commodity Copper Index	11/20/13	(12,843)	29
	Dow Jones-UBS Commodity Cotton Index	11/20/13	(866)	23
	Dow Jones-UBS Commodity Cotton Index	11/20/13	(1,099)	95
	Dow Jones-UBS Commodity Cotton Index	11/20/13	(2,086)	160
	Dow Jones-UBS Commodity Cotton Index	11/20/13	(10,148)	786
	Dow Jones-UBS Commodity Heating Oil Index	11/20/13	(13)	— (h)
	Dow Jones-UBS Commodity Heating Oil Index	11/20/13	(2,099)	23
	Dow Jones-UBS Commodity Heating Oil Index	11/20/13	(40,414)	1,085
	Dow Jones-UBS Commodity Index	11/20/13	(608)	11
	Dow Jones-UBS Commodity Index	11/20/13	(714)	10
	Dow Jones-UBS Commodity Index	11/20/13	(1,828)	42
	Dow Jones-UBS Commodity Lead Index	11/20/13	(1)	— (h)
	Dow Jones-UBS Commodity Lead Index	11/20/13	(69)	1
	Dow Jones-UBS Commodity Lead Index	11/20/13	(239)	3
	Dow Jones-UBS Commodity Lead Index	11/20/13	(316)	(3)
	Dow Jones-UBS Commodity Lead Index	11/20/13	(657)	7
	Dow Jones-UBS Commodity Lead Index	11/20/13	(898)	(7)
	Dow Jones-UBS Commodity Lead Index	11/20/13	(969)	(3)
	Dow Jones-UBS Commodity Lean Hogs Index	11/20/13	(2,551)	(21)
	Dow Jones-UBS Commodity Lean Hogs Index	11/20/13	(4,446)	(61)
	Dow Jones-UBS Commodity Lean Hogs Index	11/20/13	(4,541)	(36)
	Dow Jones-UBS Commodity Natural Gas Index	11/20/13	(61)	1
	Dow Jones-UBS Commodity Natural Gas Index	11/20/13	(94)	8
	Dow Jones-UBS Commodity Natural Gas Index	11/20/13	(589)	25
	Dow Jones-UBS Commodity Natural Gas Index	11/20/13	(611)	52
	Dow Jones-UBS Commodity Natural Gas Index	11/20/13	(613)	37
	Dow Jones-UBS Commodity Natural Gas Index	11/20/13	(1,214)	25
	Dow Jones-UBS Commodity Natural Gas Index	11/20/13	(1,239)	17
	Dow Jones-UBS Commodity Natural Gas Index	11/20/13	(1,246)	46
	Dow Jones-UBS Commodity Natural Gas Index	11/20/13	(2,551)	53
	Dow Jones-UBS Commodity Natural Gas Index	11/20/13	(3,901)	144
	Dow Jones-UBS Commodity Nickel Index	11/20/13	(1,399)	(3)
	Dow Jones-UBS Commodity Nickel Index	11/20/13	(1,444)	24
	Dow Jones-UBS Commodity Nickel Index	11/20/13	(1,540)	(43)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2013	HIGHBRIDGE FUNDS	9

Highbridge Dynamic Commodities Strategy Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands)

Return Swaps on Commodity Indices (continued)
SWAP COUNTERPARTY	REFERENCED OBLIGATION	TERMINATION DATE	NOTIONAL VALUE*	VALUE
Union Bank of Switzerland AG — Continued
	Short Positions — Continued
	Dow Jones-UBS Commodity Nickel Index	11/20/13	$(4,895)	$(163)
	Dow Jones-UBS Commodity Sugar Index	11/20/13	(305)	11
	Dow Jones-UBS Commodity Sugar Index	11/20/13	(361)	19
	Dow Jones-UBS Commodity Sugar Index	11/20/13	(376)	—
	Dow Jones-UBS Commodity Sugar Index	11/20/13	(450)	14
	Dow Jones-UBS Commodity Sugar Index	11/20/13	(815)	26
	Dow Jones-UBS Commodity Sugar Index	11/20/13	(1,096)	41
	Dow Jones-UBS Commodity Sugar Index	11/20/13	(1,174)	62
	Dow Jones-UBS Commodity Sugar Index	11/20/13	(1,205)	—
	Dow Jones-UBS Commodity Sugar Index	11/20/13	(2,112)	136
	Dow Jones-UBS Commodity Wheat Index	11/20/13	(17)	— (h)
	Dow Jones-UBS Commodity Wheat Index	11/20/13	(372)	8
	Dow Jones-UBS Commodity Wheat Index	11/20/13	(493)	17
	Dow Jones-UBS Commodity Wheat Index	11/20/13	(587)	16
	Dow Jones-UBS Commodity Wheat Index	11/20/13	(614)	32
	Dow Jones-UBS Commodity Wheat Index	11/20/13	(775)	27
	Dow Jones-UBS Commodity Wheat Index	11/20/13	(1,414)	81
	Dow Jones-UBS Commodity Wheat Index	11/20/13	(1,904)	53
	Dow Jones-UBS Commodity Wheat Index	11/20/13	(1,983)	102
	Dow Jones-UBS Commodity Wheat Index	11/20/13	(3,576)	—
	Dow Jones-UBS Commodity Zinc Index	11/20/13	(158)	(2)
	Dow Jones-UBS Commodity Zinc Index	11/20/13	(895)	(5)
	Dow Jones-UBS Commodity Zinc Index	11/20/13	(5,913)	(70)

				$4,061

NOTES TO CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS:

BRENT	— Broom, Rannoch, Etieve, Ness, Tarbat
CBOT	— Chicago Board of Trade
CME	— Chicago Mercantile Exchange
COMEX	— Commodity Exchange, Inc.
DN	— Discount Notes
ICE	— IntercontinentalExchange, Inc.
LME	— London Metal Exchange
NYMEX	— New York Mercantile Exchange
RBOB	— Reformulated gasoline blendstock for oxygen blending
*	— Notional value is the total value of the underlying commodity futures contracts.
†	— Approximately $59,690,000 of the investments are restricted and pledged as collateral for swaps to various brokers.

(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(h)	— Amount rounds to less than $1,000.
(l)	— The rate shown is the current yield as of October 31, 2013.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(n)	— The rate shown is the effective yield at the date of purchase.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

10	HIGHBRIDGE FUNDS	OCTOBER 31, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2013	HIGHBRIDGE FUNDS	11

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2013

(Amounts in thousands, except per share amounts)

Highbridge Dynamic Commodities Strategy Fund
ASSETS:
Investments in non-affiliates, at value	$279,628
Investments in affiliates, at value	59,151
Investments in affiliates — restricted, at value	59,690

Total investment securities, at value	398,469
Cash	1
Deposits at broker for futures contracts	2,763
Receivables:
Fund shares sold	1,017
Interest from non-affiliates	97
Dividends from affiliates	2
Outstanding swap contracts, at value	7,623

Total Assets	409,972

LIABILITIES:
Payables:
Investment securities purchased	1
Fund shares redeemed	3,049
Due to broker for swap contracts	7,183
Variation margin on futures contracts	85
Outstanding swap contracts, at value	16,698
Accrued liabilities:
Investment advisory fees	277
Administration fees	37
Shareholder servicing fees	68
Distribution fees	20
Custodian and accounting fees	38
Trustees’ and Chief Compliance Officer’s fees	1
Other	409

Total Liabilities	27,866

Net Assets	$382,106

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

12	HIGHBRIDGE FUNDS	OCTOBER 31, 2013

Highbridge Dynamic Commodities Strategy Fund
NET ASSETS:
Paid-in-Capital	$449,458
Accumulated undistributed (distributions in excess of) net investment income	(12,909)
Accumulated net realized gains (losses)	(44,593)
Net unrealized appreciation (depreciation)	(9,850)

Total Net Assets	$382,106

Net Assets:
Class A	$47,429
Class C	13,985
Class R5	108,587
Select Class	212,105

Total	$382,106

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	4,027
Class C	1,205
Class R5	9,111
Select Class	17,876

Net Asset Value (a):
Class A — Redemption price per share	$11.78
Class C — Offering price per share (b)	11.60
Class R5 — Offering and redemption price per share	11.92
Select Class — Offering and redemption price per share	11.87
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$12.43

Cost of investments in non-affiliates	$279,611
Cost of investments in affiliates	59,151
Cost of investments in affiliates — restricted	59,690

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2013	HIGHBRIDGE FUNDS	13

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2013

(Amounts in thousands)

Highbridge Dynamic Commodities Strategy Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$462
Dividend income from affiliates	157

Total investment income	619

EXPENSES:
Investment advisory fees	11,881
Administration fees	1,037
Distribution fees:
Class A	225
Class C	215
Shareholder servicing fees:
Class A	225
Class C	71
Class R5	57
Select Class	1,853
Custodian and accounting fees	170
Professional fees	170
Interest expense to non-affiliates (See Note 2.C.)	119
Trustees’ and Chief Compliance Officer’s fees	24
Printing and mailing costs	85
Registration and filing fees	74
Transfer agent fees	522
Other	120

Total expenses	16,848

Less amounts waived	(3,500)
Less earnings credits	— (a)

Net expenses	13,348

Net investment income (loss)	(12,729)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	27
Futures	(9,790)
Swaps	(287,144)

Net realized gain (loss)	(296,907)

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(69)
Futures	(1,902)
Swaps	29,557

Change in net unrealized appreciation/depreciation	27,586

Net realized/unrealized gains (losses)	(269,321)

Change in net assets resulting from operations	$(282,050)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

14	HIGHBRIDGE FUNDS	OCTOBER 31, 2013

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Highbridge Dynamic Commodities Strategy Fund
	Year Ended 10/31/2013	Year Ended 10/31/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(12,729)	$(28,691)
Net realized gain (loss)	(296,907)	(314,397)
Change in net unrealized appreciation/depreciation	27,586	(51,654)

Change in net assets resulting from operations	(282,050)	(394,742)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	(10,567)
From net realized gains	—	(1,399)
Class C
From net investment income	—	(3,283)
From net realized gains	—	(481)
Class R5
From net investment income	—	(4,767)
From net realized gains	—	(567)
Select Class
From net investment income	—	(88,408)
From net realized gains	—	(11,111)

Total distributions to shareholders	—	(120,583)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(1,303,845)	(20,396)

NET ASSETS:
Change in net assets	(1,585,895)	(535,721)
Beginning of period	1,968,001	2,503,722

End of period	$382,106	$1,968,001

Accumulated undistributed (distributions in excess of) net investment income	$(12,909)	$(32,864)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2013	HIGHBRIDGE FUNDS	15

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Highbridge Dynamic Commodities Strategy Fund
	Year Ended 10/31/2013	Year Ended 10/31/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$32,400	$103,939
Distributions reinvested	—	11,165
Cost of shares redeemed	(109,378)	(184,417)

Change in net assets resulting from Class A capital transactions	$(76,978)	$(69,313)

Class C
Proceeds from shares issued	$2,156	$6,457
Distributions reinvested	—	3,165
Cost of shares redeemed	(32,264)	(31,262)

Change in net assets resulting from Class C capital transactions	$(30,108)	$(21,640)

Class R5
Proceeds from shares issued	$58,494	$93,156
Distributions reinvested	—	5,334
Cost of shares redeemed	(55,111)	(29,546)

Change in net assets resulting from Class R5 capital transactions	$3,383	$68,944

Select Class
Proceeds from shares issued	$282,639	$829,480
Distributions reinvested	—	29,474
Cost of shares redeemed	(1,482,781)	(857,341)

Change in net assets resulting from Select Class capital transactions	$(1,200,142)	$1,613

Total change in net assets resulting from capital transactions	$(1,303,845)	$(20,396)

SHARE TRANSACTIONS:
Class A
Issued	2,380	6,013
Reinvested	—	651
Redeemed	(8,238)	(10,611)

Change in Class A Shares	(5,858)	(3,947)

Class C
Issued	158	378
Reinvested	—	186
Redeemed	(2,450)	(1,866)

Change in Class C Shares	(2,292)	(1,302)

Class R5
Issued	4,357	5,387
Reinvested	—	310
Redeemed	(4,020)	(1,771)

Change in Class R5 Shares	337	3,926

Select Class
Issued	20,547	47,814
Reinvested	—	1,714
Redeemed	(109,943)	(50,455)

Change in Select Class Shares	(89,396)	(927)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

16	HIGHBRIDGE FUNDS	OCTOBER 31, 2013

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OCTOBER 31, 2013	HIGHBRIDGE FUNDS	17

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Highbridge Dynamic Commodities Strategy Fund
Class A
Year Ended October 31, 2013	$15.14	$(0.20	)(f)	$(3.16)	$(3.36)	$—	$—	$—	$—
Year Ended October 31, 2012	18.94	(0.25	)(f)	(2.67)	(2.92)	(0.78)	(0.10)	(0.88)	—
Year Ended October 31, 2011	17.90	(0.31	)(f)	1.72	1.41	—	(0.37)	(0.37)	—	(g)
January 13, 2010 (h) through October 31, 2010	15.00	(0.17	)(f)	3.07	2.90	—	—	—	—	(g)

Class C
Year Ended October 31, 2013	14.99	(0.27	)(f)	(3.12)	(3.39)	—	—	—	—
Year Ended October 31, 2012	18.78	(0.34	)(f)	(2.64)	(2.98)	(0.71)	(0.10)	(0.81)	—
Year Ended October 31, 2011	17.84	(0.41	)(f)	1.72	1.31	—	(0.37)	(0.37)	—	(g)
January 13, 2010 (h) through October 31, 2010	15.00	(0.23	)(f)	3.07	2.84	—	—	—	—	(g)

Class R5
Year Ended October 31, 2013	15.25	(0.14	)(f)	(3.19)	(3.33)	—	—	—	—
Year Ended October 31, 2012	19.07	(0.17	)(f)	(2.70)	(2.87)	(0.85)	(0.10)	(0.95)	—
November 30, 2010 (i) through October 31, 2011	17.86	(0.20	)(f)	1.78	1.58	—	(0.37)	(0.37)	—	(g)

Select Class
Year Ended October 31, 2013	15.22	(0.18	)(f)	(3.17)	(3.35)	—	—	—	—
Year Ended October 31, 2012	19.03	(0.21	)(f)	(2.68)	(2.89)	(0.82)	(0.10)	(0.92)	—
Year Ended October 31, 2011	17.95	(0.26	)(f)	1.71	1.45	—	(0.37)	(0.37)	—	(g)
January 13, 2010 (h) through October 31, 2010	15.00	(0.14	)(f)	3.09	2.95	—	—	—	—	(g)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	Commencement of operations.
(i)	Commencement of offering of class of shares.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

18	HIGHBRIDGE FUNDS	OCTOBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$11.78	(22.19)%	$47,429	1.59%	(1.53)%	1.96%	63%
15.14	(15.93)	149,625	1.59	(1.48)	1.91	45
18.94	7.94	261,952	1.64	(1.54)	1.90	16
17.90	19.33	38,127	1.64	(1.39)	2.26	0

11.60	(22.62)	13,985	2.09	(2.03)	2.46	63
14.99	(16.37)	52,417	2.09	(1.97)	2.41	45
18.78	7.40	90,107	2.14	(2.04)	2.40	16
17.84	18.93	9,832	2.14	(1.88)	2.71	0

11.92	(21.84)	108,587	1.13	(1.08)	1.52	63
15.25	(15.57)	133,815	1.10	(0.98)	1.46	45
19.07	8.92	92,441	1.19	(1.09)	1.47	16

11.87	(22.01)	212,105	1.35	(1.29)	1.70	63
15.22	(15.70)	1,632,144	1.32	(1.20)	1.66	45
19.03	8.15	2,059,222	1.39	(1.29)	1.65	16
17.95	19.67	437,453	1.39	(1.14)	2.15	0

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2013	HIGHBRIDGE FUNDS	19

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Highbridge Dynamic Commodities Strategy Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified

The investment objective of the Fund is to seek long-term total return.

During the period May 2, 2011 through August 1, 2012, the Fund was publicly offered on a limited basis.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R5 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

Basis for Consolidation for the Fund

HCM Commodities Strategy Fund Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on August 18, 2009 and is a wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund consistent with the Fund’s investment objective and policies as described in the Fund’s prospectus. As of October 31, 2013 net assets of the Fund were approximately $382,106,000 of which approximately $80,748,000, or approximately 21.1%, represented the Subsidiary’s net assets. The Consolidated Schedule of Portfolio Investments (“CSOI”) includes positions of the Fund and the Subsidiary. The consolidated financial statements include the accounts of the Fund and the Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All significant intercompany balances and transactions have been eliminated in consolidation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its consolidated financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps (except return swaps on commodities as described in Note 2.C.) and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Fund’s securities. JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Fund’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Fund’s valuation policies.

20	HIGHBRIDGE FUNDS	OCTOBER 31, 2013

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment.

The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the CSOI (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$118,841	$279,628	$—	$398,469

Appreciation in Other Financial Instruments
Return Swaps	$—	$7,623	$—	$7,623

Depreciation in Other Financial Instruments
Futures Contracts	$(792)	$—	$—	$(792)
Return Swaps	—	(16,698)	—	(16,698)

Total Depreciation in Other Financial Instruments	$(792)	$(16,698)	$—	$(17,490)

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the CSOI. Level 1 consists of three affiliated money market mutual funds, which are held for daily investments of cash and as an investment of cash collateral for swaps. Please refer to the CSOI for industry specifics of portfolio holdings.

There were no transfers among any levels for the year ended October 31, 2013.

B. Futures Contracts — The Fund uses foreign exchange futures contracts to obtain long and short exposure to the underlying commodities markets.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation (depreciation) in the Consolidated Statement of Operations (“CSOP”). Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the CSOP at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the CSOI and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities (“CSAL”). A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the CSAL.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown in the CSAL, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges (e.g., NYMEX), boards of trade or other platforms (e.g., Clearport). The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. For trades executed on other platforms, these futures contracts

OCTOBER 31, 2013	HIGHBRIDGE FUNDS	21

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

must be offset on the same platform in which they were executed; therefore liquidity risk exists to the extent there is a lack of a liquid market for these contracts allowing the Fund to close out its position. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the year ended October 31, 2013 (amounts in thousands):

Futures Contracts:
Average Notional Balance Long	$330,271
Ending Notional Balance Long	114,115

C. Return Swaps on Commodities and Commodity Indices — The Fund uses return swaps on commodities futures and commodity futures indices to obtain long and short exposure to commodities markets. The value of a swap agreement is recorded at the beginning of the measurement period. Swaps’ values on commodity futures and commodity indices are based on the values of underlying futures contracts, using the last sale or closing price from the principal exchange on which the contract is traded. Under some circumstances, commodity futures exchanges may establish daily limits on the amount that the price of a commodity futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions. Change in swap values is reported as change in net unrealized appreciation or depreciation — swaps on the CSOP. Realized gain or loss is recorded upon termination of a swap and is based on the difference between the contract price and market price of the underlying instrument or when an offsetting position is entered into. Return swaps on commodity indices are subject to monthly resets. Realized gain or loss is recorded on reset date of the swap and is based on the difference between contract and market price of underlying instrument.

Upon entering into a swap, the Fund may be required to post an initial collateral amount (referred to as “Independent Amount”), as defined in the swap agreement. Independent Amounts are posted to segregated accounts at the Fund’s custodian. The Fund is required to post additional collateral to the segregated accounts, for the benefit of counterparties, as applicable, for mark to market losses on swaps. Balances in segregated accounts are invested in affiliated money market funds (see Note 3.F. for reimbursements regarding cash collateral amounts invested in these funds). Collateral invested in affiliated money market funds as of October 31, 2013 was approximately $59,690,000 which is reported on the CSAL as Investments in affiliates — restricted.

The Fund pays a monthly financing charge to one counterparty, which is calculated based on the average balance of the segregated account excluding Independent Amounts, for the benefit of that counterparty, and a LIBOR-based rate. This amount is recorded as Interest expense to non-affiliates on the CSOP.

The Fund is entitled to receive cash from counterparties as collateral for mark to market gains on swap contracts. When the Fund receives such cash collateral, a corresponding liability is recorded, and included in Due to broker for swap contracts on the CSAL.

Daily movement of collateral is subject to minimum threshold amounts.

The Fund may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying instrument; (ii) counterparty credit risk related to the failure, by the counterparty to an over the counter derivative, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, (iv) documentation risk relating to disagreement over contract terms. Investing in certain derivatives, including return swaps, also results in a form of leverage and, as such, the Fund’s risk of loss associated with these instruments may exceed their value as recorded in the CSAL.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreement and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

The Fund’s activity in return swaps is concentrated with four counterparties. Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

The table below discloses the volume of the Fund’s swap activity during the year ended October 31, 2013 (amounts in thousands):

Return Swaps on Commodities:
Average Notional Balance Long	$867,745
Average Notional Balance Short	164,211
Ending Notional Balance Long	302,830
Ending Notional Balance Short	10,986

22	HIGHBRIDGE FUNDS	OCTOBER 31, 2013

Return Swaps on Commodity Indices:
Average Notional Balance Long	$406,666
Average Notional Balance Short	216,920
Ending Notional Balance Long	398,346
Ending Notional Balance Short	244,452

D. Summary of Derivatives Information — The following tables present the value of derivatives held as of October 31, 2013, by their primary underlying risk exposure and respective location on the CSAL (amounts in thousands):

Derivative Contract	CSAL Location
Gross Assets:		Futures Contracts (a)	Swaps	Total
Commodity contracts	Receivables	$—	$7,623	$7,623

Total		$—	$7,623	$7,623

Gross Liabilities:
Commodity contracts	Payables	$—	$(16,698)	$(16,698)
Foreign exchange contracts	Payables, Net Assets — Unrealized Depreciation	(792)	—	(792)

Total		$(792)	$(16,698)	$(17,490)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the CSOI. The CSAL only reflects the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the CSOP for the year ended October 31, 2013, by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Swaps	Total
Commodity contracts	$—	$(287,144)	$(287,144)
Foreign exchange contracts	(9,790)	—	(9,790)

Total	$(9,790)	$(287,144)	$(296,934)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Swaps	Total
Commodity contracts	$—	$29,557	$29,557
Foreign exchange contracts	(1,902)	—	(1,902)

Total	$(1,902)	$29,557	$27,655

The Fund’s derivatives contracts held at October 31, 2013 are not accounted for as hedging instruments under GAAP.

E. Repurchase Agreements — The Fund may enter into repurchase agreement transactions with institutions that meet the Adviser’s credit guidelines. The Fund requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Fund to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

F. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the CSOP.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, purchases of foreign currency in certain countries that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on each transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign currency gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

OCTOBER 31, 2013	HIGHBRIDGE FUNDS	23

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

H. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

I. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of October 31, 2013, no liability for income tax is required in the Fund’s consolidated financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

For Federal income tax purposes, taxable income of the Fund and the Subsidiary are separately calculated. The Subsidiary is classified as a controlled foreign corporation under the Code and its taxable income, including net gains, is included as ordinary income in the calculation of the Fund’s taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or carried forward to future periods.

J. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-Capital	Accumulated Undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$(319,851)	$32,684	$287,167

The reclassifications for the Fund relate primarily to net operating losses and Subsidiary taxable losses.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser supervises the investments of the Fund and the Subsidiary and for such services is paid a fee. The fee for services to the Fund is accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s average daily net assets. The fee for services to the Subsidiary is accrued daily and paid monthly at an annual rate of 1.00% of the Subsidiary’s average daily net assets.

The Adviser, on behalf of the Subsidiary, has entered into an investment sub-advisory agreement with Highbridge Capital Management, LLC (“HCM”) which is wholly-owned by JPMAM. Under the terms of the sub-advisory agreement, the Adviser pays HCM a monthly sub-advisory fee of 0.75% of the average daily net assets of the Subsidiary.

The Adviser and HCM make the day-to-day investment decisions for the Fund and the Subsidiary, respectively.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an administration agreement, the Administrator provides certain administration services to the Fund and the Subsidiary. In consideration of these services for the Fund, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2013, the effective rate was 0.11% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements. In consideration for services rendered to the Subsidiary, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.10% of average daily net assets of the Subsidiary.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

24	HIGHBRIDGE FUNDS	OCTOBER 31, 2013

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2013, the Distributor retained approximately $12 in front-end sales charges and approximately $2 in CDSC.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund and Subsidiary. The amounts paid directly to JPMCB by the Fund and the Subsidiary for custody and accounting services are included in Custodian and accounting fees in the CSOP. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the CSOP.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the CSOP.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
1.65%	2.15%	1.20%	1.40%

The expense limitation agreement was in effect for the year ended October 31, 2013. The contractual expense limitation percentages in the table above are in place until at least February 28, 2014.

For the year ended October 31, 2013, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Total
$2,882	$2,882

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive and/or reimburse to the Fund an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund to the extent that the total waivers do not exceed the total fees charged by the Adviser, the Administrator or shareholder servicing agent. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended October 31, 2013 was approximately $618,000.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund or Subsidiary for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the CSOP.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

OCTOBER 31, 2013	HIGHBRIDGE FUNDS	25

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

During the year ended October 31, 2013, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Fund may use related party broker-dealers. For the year ended October 31, 2013, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2013, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$4,000	$10,000	$8,114	$10,000

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the Fund’s investment securities, including the Subsidiary, held at October 31, 2013 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,075,750	$19	$693,838	$(693,819)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to investments in Subsidiary.

The tax character of distributions paid during the year ended October 31, 2012 was as follows (amounts in thousands):

Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$112,450	$8,133	$120,583

As of October 31, 2013, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$—	$(45,382)	$(15,298)

The cumulative timing differences primarily consist of late year loss deferrals, differing treatments of gain/loss recognition for return swaps on commodities and mark to market of futures contracts.

The Federal income tax net unrealized appreciation (depreciation) includes unrealized depreciation of the Fund’s investment in its Subsidiary of approximately $694 million, which, if realized, is not deductible for income tax purposes.

For financial reporting purposes, realized gain or loss on return swaps on commodities is recorded upon termination of a swap or when an offsetting position is entered into. For Federal income tax purposes, realized gain or loss is recognized when the swap reaches its termination. As a result, there are typically timing differences relating to the differing treatments of gain/loss recognition for return swaps on commodities.

During the year ended October 31, 2013 the Subsidiary had approximately $297 million of losses for tax purposes, which included approximately $13 million of losses from terminated return swaps on commodities recognized for financial reporting purposes in the prior year and excluded approximately $6 million of losses from return swaps on commodities to be recognized for tax purposes when terminated next year. The Subsidiary’s loss for the current year is not available to offset its future taxable income. The approximately $6 million of losses from return swaps on commodities to be recognized for tax purposes next year can only be utilized by the Fund to the extent of tax basis realized gains in the Subsidiary in that same year.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after October 31, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

26	HIGHBRIDGE FUNDS	OCTOBER 31, 2013

As of October 31, 2013, the Fund had post-enactment net capital loss carryforwards:

Capital Loss Carryforward Character
Short-Term	Long-Term
$18,146	$27,236

At October 31, 2013, the Fund did not have any pre-enactment net capital loss carryforwards.

Late year ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended October 31, 2013, the Fund deferred to November 1, 2013 late year ordinary losses of (amounts in thousands):

Late Year Ordinary Loss
$6,658

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2013 or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the CSOP. The Fund had no interest expense as a result of borrowings from another fund or from the unsecured, uncommitted credit facility at October 31, 2013 or at any time during the year then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund has shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that own a significant portion of the Fund’s outstanding shares.

Significant shareholder transactions by these shareholders, if any, may impact the Fund’s performance.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swap contracts.

By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

Derivatives, including commodity-linked notes, swap agreements, commodity options, futures and options on futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk and to the credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets.

OCTOBER 31, 2013	HIGHBRIDGE FUNDS	27

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

The Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

8. Subsequent Event

At their meeting in December 2013, the Board of Trustees of the Fund approved the liquidation of the Fund which will occur on or about February 7, 2014. As of December 27, 2013, the Fund no longer accepts subscription orders.

28	HIGHBRIDGE FUNDS	OCTOBER 31, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of Highbridge Dynamic Commodities Strategy Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of portfolio investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of Highbridge Dynamic Commodities Strategy Fund (a separate Fund of JPMorgan Trust I) and its subsidiary (hereafter referred to as the “Fund”) at October 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period January 13, 2010 (commencement of operations) through October 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2013

OCTOBER 31, 2013	HIGHBRIDGE FUNDS	29

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	171	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (effective 7/1/13); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	171	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present); Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	171	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	171	Director, Center for Communication, Hearing and Deafness (1990-present).

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	171	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	171	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	171	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	171	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	171	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

30	HIGHBRIDGE FUNDS	OCTOBER 31, 2013

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	171	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	171	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	171	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	171	Trustee, The Victory Portfolios (2000-2008).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of the Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (171 funds), including JPMorgan Mutual Fund Group which liquidated effective November 29, 2012 and is in the process of winding up its affairs.

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Fund’s investment adviser, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

OCTOBER 31, 2013	HIGHBRIDGE FUNDS	31

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**

Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

32	HIGHBRIDGE FUNDS	OCTOBER 31, 2013

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2013, and continued to hold your shares at the end of the reporting period, October 31, 2013.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Highbridge Dynamic Commodities Strategy Fund
Class A
Actual	$1,000.00	$918.90	$7.74	1.60%
Hypothetical	1,000.00	1,017.14	8.13	1.60
Class C
Actual	1,000.00	915.50	10.19	2.11
Hypothetical	1,000.00	1,014.57	10.71	2.11
Class R5
Actual	1,000.00	920.50	5.47	1.13
Hypothetical	1,000.00	1,019.51	5.75	1.13
Select Class
Actual	1,000.00	920.20	6.63	1.37
Hypothetical	1,000.00	1,018.30	6.97	1.37

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OCTOBER 31, 2013	HIGHBRIDGE FUNDS	33

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2013, at which the Trustees considered the continuation of the investment advisory agreement and sub-advisory agreement for the Fund whose annual report is contained herein (each an “Advisory Agreement” and, collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of the Advisory Agreements on August 22, 2013.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Adviser on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Fund’s performance compared to the performance of the Fund’s peers and benchmarks and analyses by the Adviser of the Fund’s performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Fund’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Fund, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of the Fund in connection with the Trustees’ review of the investment advisory and sub-advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Adviser and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreements.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser and sub-advisor, as applicable, from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreements. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser and sub-advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and

34	HIGHBRIDGE FUNDS	OCTOBER 31, 2013

implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser and sub-advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services. The Board also reviewed the adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the adviser.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedules for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Fund benefits from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of the Fund. The Trustees also considered the complexity of investment management for the Fund relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for the applicable one-year period. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund

OCTOBER 31, 2013	HIGHBRIDGE FUNDS	35

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

at regular Board meetings by the Adviser. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Fund’s performance was in the fifth quintile for both Class A and Select Class shares for the one-year period ended December 31, 2012, The Trustees discussed the performance and investment strategy of the Fund with the Adviser and sub-advisor and, based upon this discussion and various other factors, concluded that they were satisfied with their analysis of the Fund’s performance. They requested that the Fund’s Adviser and sub-advisor provide additional Fund performance information to be reviewed with members of the money market and alternative products committee at each of their regular meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the

Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee for both Class A and Select Class shares was in the third quintile, and that the actual total expenses for both Class A and Select Class shares were in the fifth quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

36	HIGHBRIDGE FUNDS	OCTOBER 31, 2013

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2013. All rights reserved. October 2013.	AN-HDCS-1013

Annual Report

J.P. Morgan Funds

October 31, 2013

JPMorgan Total Emerging Markets Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

DECEMBER 4, 2013 (Unaudited)

Dear Shareholder:

Despite periods of heightened volatility, developed market equities, in aggregate, posted outstanding returns for the twelve months ended October 31, 2013. For much of the period, stocks were supported by solid corporate earnings and robust demand from investors looking to generate higher returns in the low interest rate environment. While it signaled a potential policy shift, the U.S. Federal Reserve (“Fed”) continued to pursue its highly accommodative policies in an attempt to lower unemployment and spur the economy. Many central banks overseas also maintained accommodative monetary policies aimed at stimulating their economies. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. Elsewhere, the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012.

“As the market’s periodic gyrations have demonstrated, it is critically important to maintain a long-term focus for your investment portfolio.”

Positive investor sentiment was interrupted several times during the reporting period, triggered by a number of factors including uncertainties regarding the U.S. “fiscal cliff” and sequestration, geopolitical issues, the Fed’s plans to begin “tapering” its asset purchase program, the partial federal government shutdown and the raising of the debt ceiling. Yet, market declines proved to be only temporary setbacks. All told, U.S. stocks rose sharply and achieved record highs on a number of occasions during the twelve months ended October 31, 2013. Overseas, developed international stocks also rallied sharply, while emerging market equities generated less robust returns given concerns regarding China’s economy and rising U.S. interest rates.

U.S. Treasury Yields Rise Sharply

Talk of Fed tapering negatively impacted the fixed income markets. U.S. Treasury security yields continued to be low from a historical perspective, but ended the period sharply higher than when the reporting period began. Still, U.S. Treasury yields fell from their reporting period peak in early

September 2013 as the Fed chose to delay tapering its asset purchases. The yield for 10-year U.S. Treasury securities ended October 31, 2013 at 2.57%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.31% and 3.63%, respectively. Amid the rising interest rate environment, the overall U.S. fixed income market generated a negative return for the reporting period. High yield bonds (also known as “junk bonds”), in contrast, posted a solid gain, whereas emerging market debt securities declined.

Maintaining a Long-Term Perspective

While the global economy is far from robust, it is still on a growth path. Despite some recent mixed data, the expansion in the U.S. appears to be sustainable. In addition, Europe has finally emerged from its lengthy recession. Elsewhere, pro-growth initiatives in Japan have thus far yielded positive results. While growth in China has moderated, there have been some encouraging signs of late that its economy can avoid a “hard landing.”

We are encouraged by the stock market’s resiliency despite periods of elevated volatility. In addition, equity market correlations appear to be moderating, which could create a more favorable environment for active managers. Also, given the overall weakness in the bond market, valuations in a number of fixed income sectors have become more attractive.

As the market’s periodic gyrations have demonstrated, it is critically important to maintain a long-term focus for your investment portfolio. Furthermore, having a well- diversified investment portfolio that is allocated among a number of asset classes can potentially lessen the impact of market declines.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

OCTOBER 31, 2013	J.P. MORGAN FUNDS	1

JPMorgan Total Emerging Markets Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	3.39%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (net of foreign withholding taxes)	6.53%
J.P. Morgan Emerging Markets Bond Index Global Diversified	-2.27%

Net Assets as of 10/31/2013 (In Thousands)	$29,114

INVESTMENT OBJECTIVE**

The JPMorgan Total Emerging Markets Fund (the “Fund”) seeks to achieve total return.

HOW DID THE MARKET PERFORM?

The global financial markets experienced periods of volatility during the reporting period. This volatility was triggered by a number of factors, including mixed economic data, geopolitical issues, expectations for future central bank monetary policies and, in the U.S., the impact of the fiscal cliff, sequestration and partial government shutdown. Despite indications that it would begin “tapering” its asset purchase program, the U.S. Federal Reserve surprised the market by announcing a delay of the tapering at its meeting in September 2013. Elsewhere, Japan’s central bank embarked on an aggressive campaign to support its economy and end deflation, while the European Central Bank vowed to preserve the euro.

While emerging market stocks generated a positive return, they underperformed international developed stocks during the reporting period. For the twelve months ended October 31, 2013, the MSCI Emerging Markets Index (net of foreign withholding taxes) gained 6.53%. In contrast, developed market equities, as measured by the MSCI Europe, Australasia and Far East (EAFE) Index (net of foreign withholding taxes), returned 26.88% for the same period. Headwinds facing emerging market stocks included concerns regarding the trajectory of growth in China, generally weakening commodity prices and rising U.S. interest rates. Within the emerging market debt asset class, U.S. dollar-denominated sovereign debt generated the weakest results, followed by local currencies and corporate bonds. U.S. dollar-denominated sovereign debt was negatively impacted by rising U.S. Treasury yields. In terms of local currencies, the Indonesian rupiah, South African rand and Indian rupee were the worst performers. Each of these countries is running a current account deficit and was especially susceptible to rising U.S. Treasury yields.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (“Equity Benchmark”) for the twelve months ended October 31, 2013 and outperformed the J.P. Morgan Emerging Markets Bond Index Global Diversified (“Fixed Income Benchmark”) for the same period.

The relative performance of the Fund’s equity holdings versus the Equity Benchmark was helped by stock selection in China and Taiwan. The Fund’s relative performance versus the Equity Benchmark was hurt by an underweight versus the Equity Benchmark in Taiwan and an overweight in Turkey.

The relative performance of the Fund’s fixed income holdings versus the Fixed Income Benchmark was helped by security selection in Mexico and the Dominican Republic. The Fund’s out-of-Benchmark allocation to the Mexican peso was also beneficial, as were its underweight to Morocco and overweight to the Dominican Republic. The Fund’s underweight versus the Fixed Income Benchmark to Lebanon and out-of-Benchmark allocation to the Polish zloty detracted from relative performance. Elsewhere, security selection in Brazil and Argentina was negative for the Fund’s relative performance.

HOW WAS THE FUND POSITIONED?

The Fund invested in both emerging market stocks and bonds during the reporting period. The Fund’s portfolio managers combined top-down macroeconomic research, identifying what they believed to be the key themes driving emerging markets, with bottom-up fundamental research, researching individual countries, stocks and bonds in an effort to find attractive investment opportunities. The Fund’s portfolio managers used currency derivatives to take positions in currencies based on their top-down macroeconomic research, as well as to hedge several of the Fund’s foreign-denominated securities back to the U.S. dollar.

2	J.P. MORGAN FUNDS	OCTOBER 31, 2013

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	Lukoil OAO, ADR, (Russia)	2.3%
2.	Samsung Electronics Co., Ltd., Reg. S., GDR, (South Korea)	2.2
3.	Kia Motors Corp., (South Korea)	2.1
4.	Samsung Electronics Co. Ltd., (South Korea)	2.1
5.	Hon Hai Precision Industry Co., Ltd., (Taiwan)	1.9
6.	Mobile Telesystems OJSC, ADR, (Russia)	1.8
7.	Sberbank of Russia, ADR, (Russia)	1.6
8.	Industrial & Commercial Bank of China Ltd., Class H, (China)	1.6
9.	SK Telecom Co., Ltd., ADR, (South Korea)	1.5
10.	Cia de Bebidas das Americas, (Brazil)	1.5

PORTFOLIO COMPOSITION BY COUNTRY***
China	11.6%
South Korea	10.4
Brazil	10.3
Russia	6.8
India	6.0
South Africa	5.6
Taiwan	5.2
Hong Kong	4.7
Indonesia	4.2
Turkey	3.5
Mexico	2.7
Peru	2.6
Hungary	2.0
Kazakhstan	1.6
Argentina	1.5
Colombia	1.3
Croatia	1.3
Philippines	1.3
Qatar	1.1
Thailand	1.1
Lebanon	1.0
Venezuela	1.0
Ukraine	1.0
Others (each less than 1.0%)	11.6
Short-Term Investment	0.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2013. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	3

JPMorgan Total Emerging Markets Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2013

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/11
Without Sales Charge		3.18%	7.54%
With Sales Charge*		(1.49)	4.98
CLASS C SHARES	11/30/11
Without CDSC		2.64	7.00
With CDSC**		1.64	7.00
CLASS R2 SHARES	11/30/11	2.86	7.26
CLASS R5 SHARES	11/30/11	3.66	8.02
CLASS R6 SHARES	11/30/11	3.68	8.07
SELECT CLASS SHARES	11/30/11	3.39	7.80

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/11 To 10/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Total Emerging Markets Fund, the MSCI Emerging Markets Index, the J.P. Morgan Emerging Markets Bond Index Global Diversified and the Lipper Global Flexible Portfolio Funds Index from November 30, 2011 to October 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees, and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the J.P. Morgan Emerging Markets Bond Index Global Diversified does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees, and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Global Flexible Portfolio Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The J.P. Morgan Emerging Markets Bond Index Global Diversified tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. The diversified index limits the exposure of some of the larger countries. The Lipper Global Flexible Portfolio Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	OCTOBER 31, 2013

JPMorgan Total Emerging Markets Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013

(Amounts in U.S. Dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — 56.7%
	Brazil — 3.3%
24,920	Banco do Brasil S.A.	330,939
16,630	BR Properties S.A.	141,046
6,533	Lojas Renner S.A.	196,847
69,810	MRV Engenharia e Participacoes S.A.	301,340

		970,172

	China — 11.3%
50,000	Anhui Conch Cement Co., Ltd., Class H	174,489
760,000	Bank of China Ltd., Class H	356,833
173,160	China Merchants Bank Co., Ltd., Class H	344,310
113,500	China Shenhua Energy Co., Ltd., Class H	345,253
181,000	CNOOC Ltd.	368,149
54,500	Great Wall Motor Co., Ltd., Class H	320,336
653,000	Industrial & Commercial Bank of China Ltd., Class H	457,770
74,400	MGM China Holdings Ltd.	256,534
43,000	Ping An Insurance Group Co. of China Ltd., Class H	339,066
88,800	Wynn Macau Ltd.	340,882

		3,303,622

	Hong Kong — 4.6%
254,000	Belle International Holdings Ltd.	358,146
28,000	China Mobile Ltd.	290,966
108,000	China Overseas Land & Investment Ltd.	334,694
51,200	Sands China Ltd.	364,037

		1,347,843

	Hungary — 0.6%
7,760	OTP Bank plc	160,983

	India — 5.9%
9,730	HDFC Bank Ltd., ADR (m)	352,713
7,500	Infosys Ltd., ADR (m)	397,950
15,900	Larsen & Toubro Ltd., Reg. S., GDR	243,480
23,000	Mahindra & Mahindra Ltd., GDR	303,420
13,260	Tata Motors Ltd., ADR	415,303

		1,712,866

	Indonesia — 1.4%
273,000	Bank Rakyat Indonesia Persero Tbk PT	191,599
1,064,500	Telekomunikasi Indonesia Persero Tbk PT	221,427

		413,026

	Mexico — 0.6%
27,060	Grupo Financiero Banorte S.A.B. de C.V., Class O	172,723

SHARES	SECURITY DESCRIPTION	VALUE

	Peru — 1.0%
2,020	Credicorp Ltd.	275,932

	Poland — 0.3%
5,791	Eurocash S.A.	88,958

	Qatar — 1.1%
6,740	Qatar National Bank SAQ	307,374

	Russia — 5.6%
10,147	Lukoil OAO, ADR	664,566
22,167	Mobile Telesystems OJSC, ADR (m)	505,408
36,680	Sberbank of Russia, ADR	467,757

		1,637,731

	South Africa — 4.4%
75,545	FirstRand Ltd.	271,206
12,032	Foschini Group Ltd. (The)	138,610
8,441	Imperial Holdings Ltd.	179,407
16,500	Mr Price Group Ltd.	259,690
11,263	MTN Group Ltd.	223,876
10,966	Shoprite Holdings Ltd.	200,816

		1,273,605

	South Korea — 8.2%
10,198	Kia Motors Corp.	592,516
783	LG Chem Ltd.	220,870
907	Samsung Electronics Co., Ltd., Reg. S., GDR	628,624
1,300	Samsung Fire & Marine Insurance Co., Ltd.	303,997
4,580	Shinhan Financial Group Co., Ltd.	199,705
18,106	SK Telecom Co., Ltd., ADR	443,235

		2,388,947

	Taiwan — 5.1%
46,000	Delta Electronics, Inc.	239,222
257,000	Fubon Financial Holding Co., Ltd.	376,649
218,500	Hon Hai Precision Industry Co., Ltd.	555,491
244,000	Siliconware Precision Industries Co.	296,452
5,159	Siliconware Precision Industries Co., ADR	30,902

		1,498,716

	Thailand — 1.0%
49,200	Kasikornbank PCL, NVDR	301,383

	Turkey — 2.0%
6,790	Tupras Turkiye Petrol Rafinerileri A.S.	153,484
22,373	Turkcell Iletisim Hizmetleri A.S. (a)	138,839
37,020	Turkiye Halk Bankasi A.S.	297,465

		589,788

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	5

JPMorgan Total Emerging Markets Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — Continued
	United Arab Emirates — 0.3%
8,181	Dragon Oil plc	77,460

	Total Common Stocks (Cost $14,822,985)	16,521,129

PRINCIPAL AMOUNT
Corporate Bonds — 7.2%
	Chile — 0.3%
100,000	Corp. Nacional del Cobre de Chile, Reg. S., 3.750%, 11/04/20	100,592

	Colombia — 0.1%
40,000	Banco GNB Sudameris S.A., 3.875%, 05/02/18 (e) (m)	37,650

	Indonesia — 1.3%
	Pertamina Persero PT,
200,000	Reg. S., 5.250%, 05/23/21	200,000
200,000	Reg. S., 6.500%, 05/27/41	188,000

		388,000

	Kazakhstan — 1.6%
	KazMunayGas National Co. JSC,
200,000	5.750%, 04/30/43 (e) (m)	182,000
130,000	Reg. S., 7.000%, 05/05/20	148,850
120,000	Reg. S., 11.750%, 01/23/15	134,100

		464,950

	Luxembourg — 0.4%
100,000	Russian Agricultural Bank OJSC Via RSHB Capital S.A., Reg. S., 7.750%, 05/29/18	112,875

	Malaysia — 0.4%
100,000	Petronas Capital Ltd., Reg. S., 5.250%, 08/12/19	111,484

	Mexico — 1.0%
	Petroleos Mexicanos,
30,000	3.500%, 01/30/23	27,825
20,000	4.875%, 01/18/24	20,375
80,000	5.500%, 01/21/21	86,400
110,000	5.500%, 06/27/44	102,987
MXN 400,000	7.650%, 11/24/21 (e)	32,407
10,000	VAR, 2.266%, 07/18/18	10,263

		280,257

	Peru — 0.1%
20,000	BBVA Banco Continental S.A., 3.250%, 04/08/18 (e) (m)	20,100

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United Kingdom — 0.7%
200,000	Sinopec Group Overseas Development 2012 Ltd., Reg. S., 3.900%, 05/17/22	198,164

	United States — 0.8%
200,000	Cemex Finance LLC, Reg. S., 9.375%, 10/12/22	225,000

	Venezuela — 0.5%
	Petroleos de Venezuela S.A.,
190,000	Reg. S., 5.375%, 04/12/27	116,565
48,000	Reg. S., 8.500%, 11/02/17	42,984

		159,549

	Total Corporate Bonds (Cost $2,115,766)	2,098,621

Foreign Government Securities — 26.6%
	Argentina — 1.5%
	Republic of Argentina,
67,746	7.000%, 10/03/15	63,914
156,190	7.000%, 04/17/17	136,510
103,679	8.280%, 12/31/33 (m)	74,390
94,499	8.750%, 06/02/17	81,836
180,500	SUB, 2.500%, 12/31/38 (m)	66,966

		423,616

	Belarus — 0.3%
100,000	Republic of Belarus, Reg. S., 8.950%, 01/26/18	99,250

	Belize — 0.0% (g)
11,300	Republic of Belize, SUB, 5.000%, 02/20/38 (e) (m)	6,950

	Brazil — 1.8%
	Federal Republic of Brazil,
100,000	5.625%, 01/07/41 (m)	101,500
50,000	7.125%, 01/20/37 (m)	59,750
95,000	8.000%, 01/15/18 (m)	106,400
110,000	8.250%, 01/20/34 (m)	146,850
BRL 250,000	10.250%, 01/10/28	112,434

		526,934

	Chile — 0.3%
	Republic of Chile,
CLP 400	3.000%, 01/01/22	19,136
CLP 35,000,000	6.000%, 01/01/22	72,582

		91,718

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	OCTOBER 31, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Foreign Government Securities — Continued
	Colombia — 1.2%
	Republic of Colombia,
50,000	8.125%, 05/21/24 (m)	66,250
79,000	10.375%, 01/28/33 (m)	120,080
110,000	11.750%, 02/25/20 (m)	161,150

		347,480

	Costa Rica — 0.5%
101,000	Republic of Costa Rica, Reg. S., 9.995%, 08/01/20	130,290

	Croatia — 1.3%
350,000	Republic of Croatia, Reg. S., 6.750%, 11/05/19	381,938

	Dominican Republic — 0.6%
	Government of Dominican Republic,
100,000	6.600%, 01/28/24 (e) (m)	103,000
74,838	Reg. S., 9.040%, 01/23/18	82,134

		185,134

	Ecuador — 0.4%
100,000	Republic of Ecuador, Reg. S., 9.375%, 12/15/15	106,000

	El Salvador — 0.7%
	Republic of El Salvador,
15,000	5.875%, 01/30/25 (e) (m)	14,925
9,000	Reg. S., 5.875%, 01/30/25	8,955
10,000	Reg. S., 7.650%, 06/15/35	10,650
132,000	Reg. S., 7.750%, 01/24/23	147,180
10,000	Reg. S., 8.250%, 04/10/32	11,300

		193,010

	Hungary — 1.4%
	Republic of Hungary,
10,000	4.125%, 02/19/18 (m)	10,025
134,000	5.375%, 02/21/23 (m)	133,054
104,000	6.250%, 01/29/20 (m)	112,574
62,000	6.375%, 03/29/21 (m)	67,210
82,000	7.625%, 03/29/41 (m)	92,501

		415,364

	Indonesia — 1.3%
	Republic of Indonesia,
100,000	Reg. S., 7.750%, 01/17/38	121,500
100,000	Reg. S., 8.500%, 10/12/35	129,750
100,000	Reg. S., 11.625%, 03/04/19	137,000

		388,250

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Iraq — 0.8%
250,000	Republic of Iraq, Reg. S., 5.800%, 01/15/28	216,875

	Ireland — 0.6%
170,000	Vnesheconombank Via VEB Finance plc, Reg. S., 5.450%, 11/22/17	183,600

	Ivory Coast — 0.3%
110,000	Republic of Ivory Coast, Reg. S., SUB, 5.750%, 12/31/32	99,275

	Lebanon — 1.0%
	Republic of Lebanon,
30,000	6.375%, 03/09/20	30,300
20,000	9.000%, 03/20/17	22,350
219,000	Reg. S., 8.250%, 04/12/21	243,090

		295,740

	Lithuania — 0.9%
230,000	Republic of Lithuania, Reg. S., 5.125%, 09/14/17	251,001

	Mexico — 1.1%
	United Mexican States,
90,000	3.625%, 03/15/22	90,675
14,000	4.000%, 10/02/23	14,217
34,000	4.750%, 03/08/44	31,620
30,000	5.625%, 01/15/17	33,675
46,000	5.750%, 10/12/10	44,275
39,000	6.750%, 09/27/34	47,190
MXN 570,000	7.750%, 11/13/42	45,912
MXN 200,000	10.000%, 12/05/24	20,421

		327,985

	Pakistan — 0.3%
100,000	Republic of Pakistan, Reg. S., 6.875%, 06/01/17	98,250

	Panama — 0.4%
	Republic of Panama,
24,000	6.700%, 01/26/36	28,320
50,000	9.375%, 04/01/29	72,375

		100,695

	Peru — 1.6%
	Republic of Peru,
20,000	6.550%, 03/14/37	23,780
230,000	7.350%, 07/21/25	294,975
70,000	8.750%, 11/21/33	101,325
PEN 104,000	Reg. S., 6.950%, 08/12/31	40,594

		460,674

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	7

JPMorgan Total Emerging Markets Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Foreign Government Securities — Continued
	Philippines — 1.3%
	Republic of Philippines,
220,000	7.750%, 01/14/31	295,900
50,000	10.625%, 03/16/25	78,500

		374,400

	Poland — 0.4%
115,000	Republic of Poland, 5.000%, 03/23/22	124,669

	Romania — 0.6%
	Republic of Romania,
30,000	4.375%, 08/22/23 (e)	29,325
82,000	6.750%, 02/07/22 (e)	94,710
52,000	Reg. S., 6.750%, 02/07/22	60,060

		184,095

	Russia — 1.1%
	Russian Federation,
RUB 2,900,000	8.150%, 02/03/27	95,896
200,000	Reg. S., 5.625%, 04/04/42	208,000
13,585	Reg. S., SUB, 7.500%, 03/31/30	16,166

		320,062

	Serbia — 0.3%
94,749	Republic of Serbia, Reg. S., SUB, 6.750%, 11/01/24	92,380

	South Africa — 1.1%
	Republic of South Africa,
200,000	5.875%, 09/16/25	213,290
100,000	6.875%, 05/27/19	115,375

		328,665

	Turkey — 1.4%
	Republic of Turkey,
120,000	6.750%, 04/03/18	135,000
126,000	7.000%, 06/05/20	144,900
95,000	8.000%, 02/14/34	117,562

		397,462

	Ukraine — 1.0%
	Republic of Ukraine,
100,000	Reg. S., 7.750%, 09/23/20	91,375
200,000	Reg. S., 7.950%, 02/23/21	182,750

		274,125

	Uruguay — 0.3%
60,000	Republic of Uruguay, PIK, 7.875%, 01/15/33	78,600

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Venezuela — 0.4%
	Republic of Venezuela,
43,000	7.650%, 04/21/25	31,433
28,000	Reg. S., 6.000%, 12/09/20	20,230
26,500	Reg. S., 7.000%, 03/31/38	17,755
35,000	Reg. S., 8.250%, 10/13/24	26,688
35,300	Reg. S., 9.000%, 05/07/23	28,681

		124,787

	Vietnam — 0.4%
100,000	Republic of Vietnam, Reg. S., 6.750%, 01/29/20	109,375

	Total Foreign Government Securities (Cost $7,694,212)	7,738,649

SHARES
Preferred Stocks — 7.0%
	Brazil — 5.0%
16,500	Banco Bradesco S.A.	237,756
11,660	Cia de Bebidas das Americas	434,973
21,046	Cia Energetica de Minas Gerais	187,236
19,620	Itau Unibanco Holding S.A.	303,032
12,410	Telefonica Brasil S.A.	273,494

		1,436,491

	South Korea — 2.0%
613	Samsung Electronics Co. Ltd.	590,913

	Total Preferred Stocks (Cost $1,824,682)	2,027,404

PRINCIPAL AMOUNT
U.S. Treasury Obligation — 0.1%
25,000	U.S. Treasury Note, 0.250%, 03/31/14 (k) (Cost $25,020)	25,014

SHARES
Short-Term Investment — 0.6%
	Investment Company — 0.6%
183,039	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $183,039)	183,039

	Total Investments — 98.2% (Cost $26,665,704)	28,593,856
	Other Assets in Excess of Liabilities — 1.8%	520,093

	NET ASSETS — 100.0%	$29,113,949

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	OCTOBER 31, 2013

Summary of Investments by Industry, October 31, 2013

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Foreign Government Securities	27.1%
Commercial Banks	17.2
Oil, Gas & Consumable Fuels	10.8
Automobiles	5.7
Wireless Telecommunication Services	5.6
Semiconductors & Semiconductor Equipment	5.4
Hotels, Restaurants & Leisure	3.4
Electronic Equipment, Instruments & Components	2.8
Diversified Financial Services	2.7
Specialty Retail	2.6

INDUSTRY	PERCENTAGE
Insurance	2.2%
Diversified Telecommunication Services	1.7
Real Estate Management & Development	1.7
Beverages	1.5
Construction Materials	1.4
IT Services	1.4
Household Durables	1.1
Food & Staples Retailing	1.0
Others (each less than 1.0%)	4.7

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
6	10 Year U.S. Treasury Note	12/19/13	764,156	4,160
2	2 Year U.S. Treasury Note	12/31/13	440,844	402
	Short Futures Outstanding
(6)	U.S. Long Bond	12/19/13	(808,875)	(11,419)

				(6,857)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
117,953	AUD	Westpac Banking Corp.	12/18/13	107,428	111,152	3,724
49,614,610	CLP	Credit Suisse International †	12/18/13	99,032	96,243	(2,789)
53,394,143	CLP	Goldman Sachs International †	12/18/13	103,317	103,574	257
49,776,364	CLP	Union Bank of Switzerland AG †	12/18/13	98,178	96,556	(1,622)
206,632,264	COP	Citibank, N.A. †	12/18/13	107,341	108,771	1,430
200,467,976	COP	Credit Suisse International †	12/18/13	105,287	105,526	239
73,758	EUR	BNP Paribas	12/18/13	101,545	100,152	(1,393)
81,341	EUR	State Street Corp.	12/18/13	109,895	110,448	553
21,761,115	HUF	Goldman Sachs International	12/18/13	99,864	99,658	(206)
383,300	ILS	Deutsche Bank AG	12/18/13	105,688	108,614	2,926
356,363	ILS	Union Bank of Switzerland AG	12/18/13	100,851	100,981	130
10,658,716	JPY	Deutsche Bank AG	12/18/13	107,785	108,428	643
121,745,394	KRW	Deutsche Bank AG †	12/18/13	111,621	113,827	2,206
1,306,854	MXN	Citibank, N.A.	12/18/13	101,129	99,808	(1,321)
1,395,136	MXN	Goldman Sachs International	12/18/13	106,001	106,550	549
2,781,743	MXN	Union Bank of Switzerland AG	12/18/13	211,074	212,449	1,375
4,684,799	PHP	Deutsche Bank AG †	12/18/13	107,871	108,343	472
335,516	PLN	Union Bank of Switzerland AG	12/18/13	108,180	108,616	436

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	9

JPMorgan Total Emerging Markets Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
3,504,206	RUB	BNP Paribas †	12/18/13	109,352	108,271	(1,081)
257,994	SGD	BNP Paribas	12/18/13	205,072	207,697	2,625
217,100	TRY	Citibank, N.A.	12/18/13	108,087	107,909	(178)
200,295	TRY	Goldman Sachs International	12/18/13	100,476	99,557	(919)
3,140,027	TWD	BNP Paribas †	12/18/13	106,315	106,712	397
2,045,718	ZAR	Union Bank of Switzerland AG	12/18/13	202,697	202,415	(282)
				2,824,086	2,832,257	8,171

CONTRACTS TO SELL		COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
117,953	AUD	Credit Suisse International	12/18/13	108,813	111,152	(2,339)
205,779	CAD	Royal Bank of Canada	12/18/13	198,111	197,136	975
53,394,143	CLP	Deutsche Bank AG †	12/18/13	104,664	103,574	1,090
205,452,562	COP	Deutsche Bank AG †	12/18/13	104,965	108,151	(3,186)
201,647,678	COP	Goldman Sachs International †	12/18/13	102,594	106,148	(3,554)
155,098	EUR	Goldman Sachs International	12/18/13	210,398	210,601	(203)
21,761,115	HUF	BNP Paribas	12/18/13	101,839	99,658	2,181
356,363	ILS	Deutsche Bank AG	12/18/13	100,816	100,981	(165)
383,300	ILS	Societe Generale	12/18/13	107,665	108,613	(948)
10,658,716	JPY	Union Bank of Switzerland AG	12/18/13	106,296	108,428	(2,132)
121,745,394	KRW	BNP Paribas †	12/18/13	112,623	113,827	(1,204)
235,567	MXN	BNP Paribas	12/18/13	18,063	17,991	72
1,306,854	MXN	Citibank, N.A.	12/18/13	99,569	99,807	(238)
1,305,534	MXN	Goldman Sachs International	12/18/13	98,332	99,707	(1,375)
1,276,350	MXN	Merrill Lynch International	12/18/13	96,789	97,479	(690)
1,359,428	MXN	Union Bank of Switzerland AG	12/18/13	101,031	103,823	(2,792)
4,684,799	PHP	Citibank, N.A. †	12/18/13	108,505	108,343	162
335,516	PLN	Credit Suisse International	12/18/13	103,607	108,616	(5,009)
4,231,306	RUB	Credit Suisse International †	12/18/13	131,692	130,658	1,034
3,504,206	RUB	Union Bank of Switzerland AG †	12/18/13	107,722	108,271	(549)
2,350,000	RUB	Citibank, N.A. †	12/30/13	71,668	72,425	(757)
134,182	SGD	Goldman Sachs International	12/18/13	106,873	108,023	(1,150)
123,812	SGD	Union Bank of Switzerland AG	12/18/13	99,679	99,675	4
217,100	TRY	Union Bank of Switzerland AG	12/18/13	104,260	107,910	(3,650)
3,140,027	TWD	Credit Suisse International †	12/18/13	107,425	106,713	712
1,056,533	ZAR	Citibank, N.A.	12/18/13	104,140	104,539	(399)
989,185	ZAR	Credit Suisse International	12/18/13	99,537	97,876	1,661
				2,917,676	2,940,125	(22,449)

†	Non-deliverable forward. See Note 2.(C)2 in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	OCTOBER 31, 2013

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013

ADR	— American Depositary Receipt
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CLP	— Chilean Peso
COP	— Colombian Peso
EUR	— Euro
GDR	— Global Depositary Receipt
HUF	— Hungarian Forint
ILS	— Israeli Shekel
JPY	— Japanese Yen
KRW	— Korean Republic Won
MXN	— Mexican Peso
NVDR	— Non Voting Depositary Receipt
PEN	— Peruvian Nuevo Sol
PHP	— Philippine Peso
PIK	— Payment-in-Kind
PLN	— Polish Zloty
Reg. S.

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

RUB	— Russian Ruble
SGD	— Singapore Dollar
SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of October 31, 2013.

TRY	— Turkish Lira
TWD	— Taiwan Dollar
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of October 31, 2013.
ZAR	— South African Rand

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of October 31, 2013.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

The value and percentage based on total investments of the investments that apply the fair valuation policy for the international investments are $13,547,704 and 47.4%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	11

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2013

Total Emerging Markets Fund
ASSETS:
Investments in non-affiliates, at value	$28,410,817
Investments in affiliates, at value	183,039

Total investment securities, at value	28,593,856
Cash	371,468
Foreign currency, at value	44,254
Receivables:
Investment securities sold	56,625
Fund shares sold	5,000
Dividends from non-affiliates	191,116
Dividends from affiliates	4
Tax reclaims	821
Variation margin on futures contracts	62
Unrealized appreciation on forward foreign currency exchange contracts	25,853
Due from Adviser	55,581
Prepaid expenses	31,947

Total Assets	29,376,587

LIABILITIES:
Payables:
Investment securities purchased	106,809
Unrealized depreciation on forward foreign currency exchange contracts	40,131
Accrued liabilities:
Shareholder servicing fees	6,106
Distribution fees	154
Custodian and accounting fees	33,644
Collateral management fees	500
Trustees’ and Chief Compliance Officer’s fees	5
Audit fees	65,230
Other	10,059

Total Liabilities	262,638

Net Assets	$29,113,949

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	OCTOBER 31, 2013

Total Emerging Markets Fund
NET ASSETS:
Paid-in-Capital	$27,038,045
Accumulated undistributed (distributed in excess of) net investment income	101,123
Accumulated net realized gains (losses)	68,827
Net unrealized appreciation (depreciation)	1,905,954

Total Net Assets	$29,113,949

Net Assets:
Class A	$350,784
Class C	94,685
Class R2	70,326
Class R5	71,227
Class R6	71,293
Select Class	28,455,634

Total	$29,113,949

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	21,273
Class C	5,746
Class R2	4,261
Class R5	4,309
Class R6	4,312
Select Class	1,722,183

Net Asset Value (a):
Class A — Redemption price per share	$16.49
Class C — Offering price per share (b)	16.48
Class R2 — Offering and redemption price per share	16.50
Class R5 — Offering and redemption price per share	16.53
Class R6 — Offering and redemption price per share	16.53
Select Class — Offering and redemption price per share	16.52
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.27

Cost of investments in non-affiliates	$26,482,665
Cost of investments in affiliates	183,039
Cost of foreign currency	43,824

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	13

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2013

Total Emerging Markets Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$620,161
Dividend income from non-affiliates	514,787
Dividend income from affiliates	265
Foreign taxes withheld	(33,264)

Total investment income	1,101,949

EXPENSES:
Investment advisory fees	281,610
Administration fees	23,771
Distribution fees:
Class A	439
Class C	550
Class R2	346
Shareholder servicing fees:
Class A	439
Class C	183
Class R2	173
Class R5	35
Select Class	69,258
Custodian and accounting fees	144,465
Collateral management fees	2,121
Interest expense to affiliates	116
Professional fees	101,099
Trustees’ and Chief Compliance Officer’s fees	318
Printing and mailing costs	15,468
Registration and filing fees	101,288
Transfer agent fees	10,282
Offering costs	1,963
Other	11,207

Total expenses	765,131

Less amounts waived	(302,155)
Less expense reimbursements	(95,898)

Net expenses	367,078

Net investment income (loss)	734,871

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	168,604
Futures	(25,836)
Foreign currency transactions	33,771
Options written	1,088

Net realized gains (loss)	177,627

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	91,623
Futures	(20,619)
Foreign currency translations	(36,731)

Change in net unrealized appreciation/depreciation	34,273

Net realized/unrealized gains (losses)	211,900

Change in net assets resulting from operations	$946,771

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	OCTOBER 31, 2013

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Total Emerging Markets Fund
	Year Ended 10/31/2013	Period Ended 10/31/2012 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$734,871	$608,148
Net realized gain (loss)	177,627	(36,179)
Change in net unrealized appreciation/depreciation	34,273	1,871,681

Change in net assets resulting from operations	946,771	2,443,650

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(7,042)	(106)
From net realized gains	(71)	—
Class C
From net investment income	(2,418)	(96)
From net realized gains	(71)	—
Class R2
From net investment income	(2,503)	(96)
From net realized gains	(71)	—
Class R5
From net investment income	(3,303)	(125)
From net realized gains	(71)	—
Class R6
From net investment income	(3,360)	(127)
From net realized gains	(71)	—
Select Class
From net investment income	(1,222,556)	(45,928)
From net realized gains	(28,145)	—

Total distributions to shareholders	(1,269,682)	(46,478)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,993,210	25,046,478

NET ASSETS:
Change in net assets	1,670,299	27,443,650
Beginning of period	27,443,650	—

End of period	$29,113,949	$27,443,650

Accumulated undistributed (distributed in excess of) net investment income	$101,123	$572,758

(a)	Commencement of operations was November 30, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	15

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	Total Emerging Markets Fund
	Year Ended 10/31/2013	Period Ended 10/31/2012 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$366,387	$62,500
Distributions reinvested	7,113	106
Cost of shares redeemed	(92,684)	—

Change in net assets resulting from Class A capital transactions	$280,816	$62,606

Class C
Proceeds from shares issued	$24,173	$62,500
Distributions reinvested	2,489	96

Change in net assets resulting from Class C capital transactions	$26,662	$62,596

Class R2
Proceeds from shares issued	$19	$62,500
Distributions reinvested	2,574	96

Change in net assets resulting from Class R2 capital transactions	$2,593	$62,596

Class R5
Proceeds from shares issued	$—	$62,500
Distributions reinvested	3,374	125

Change in net assets resulting from Class R5 capital transactions	$3,374	$62,625

Class R6
Proceeds from shares issued	$—	$62,500
Distributions reinvested	3,431	127

Change in net assets resulting from Class R6 capital transactions	$3,431	$62,627

Select Class
Proceeds from shares issued	$441,457	$24,687,500
Distributions reinvested	1,243,983	45,928
Cost of shares redeemed	(9,106)	—

Change in net assets resulting from Select Class capital transactions	$1,676,334	$24,733,428

Total change in net assets resulting from capital transactions	$1,993,210	$25,046,478

(a)	Commencement of operations was November 30, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	OCTOBER 31, 2013

	Total Emerging Markets Fund
	Year Ended 10/31/2013	Period Ended 10/31/2012 (a)
SHARE TRANSACTIONS:
Class A
Issued	22,561	4,097
Reinvested	442	7
Redeemed	(5,834)	—

Change in Class A Shares	17,169	4,104

Class C
Issued	1,491	4,098
Reinvested	151	6

Change in Class C Shares	1,642	4,104

Class R2
Issued	1	4,097
Reinvested	156	7

Change in Class R2 Shares	157	4,104

Class R5
Issued	—	4,097
Reinvested	204	8

Change in Class R5 Shares	204	4,105

Class R6
Issued	—	4,096
Reinvested	207	9

Change in Class R6 Shares	207	4,105

Select Class
Issued	26,190	1,618,101
Reinvested	75,335	3,127
Redeemed	(570)	—

Change in Select Class Shares	100,955	1,621,228

(a)	Commencement of operations was November 30, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	17

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Total Emerging Markets Fund
Class A
Year Ended October 31, 2013	$16.68	$0.38	$0.14	$0.52	$(0.69)	$(0.02)	$(0.71)
November 30, 2011 (h) through October 31, 2012	15.00	0.36	1.35	1.71	(0.03)	—	(0.03)

Class C
Year Ended October 31, 2013	16.61	0.30	0.14	0.44	(0.55)	(0.02)	(0.57)
November 30, 2011 (h) through October 31, 2012	15.00	0.29	1.35	1.64	(0.03)	—	(0.03)

Class R2
Year Ended October 31, 2013	16.65	0.35	0.12	0.47	(0.60)	(0.02)	(0.62)
November 30, 2011 (h) through October 31, 2012	15.00	0.32	1.36	1.68	(0.03)	—	(0.03)

Class R5
Year Ended October 31, 2013	16.74	0.47	0.13	0.60	(0.79)	(0.02)	(0.81)
November 30, 2011 (h) through October 31, 2012	15.00	0.43	1.35	1.78	(0.04)	—	(0.04)

Class R6
Year Ended October 31, 2013	16.75	0.47	0.14	0.61	(0.81)	(0.02)	(0.83)
November 30, 2011 (h) through October 31, 2012	15.00	0.43	1.36	1.79	(0.04)	—	(0.04)

Select Class
Year Ended October 31, 2013	16.72	0.43	0.13	0.56	(0.74)	(0.02)	(0.76)
November 30, 2011 (h) through October 31, 2012	15.00	0.40	1.35	1.75	(0.03)	—	(0.03)

(a)	Annualized for periods less than one year.
(b)	Calculated based on average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2012 and for the year ended October 31, 2013.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	OCTOBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (e)	Expenses without waivers and reimbursements (f)	Portfolio turnover rate (c)(g)

$16.49	3.18%	$350,784	1.55%	2.32%	3.18%	99%
16.68	11.44	68,466	1.55	2.46	2.62	92

16.48	2.64	94,685	2.05	1.84	3.51	99
16.61	10.95	68,170	2.05	1.95	3.11	92

16.50	2.86	70,326	1.80	2.11	3.21	99
16.65	11.22	68,316	1.80	2.20	2.86	92

16.53	3.66	71,227	1.10	2.81	2.51	99
16.74	11.88	68,728	1.10	2.90	2.17	92

16.53	3.68	71,293	1.05	2.86	2.46	99
16.75	11.96	68,757	1.05	2.95	2.12	92

16.52	3.39	28,455,634	1.30	2.61	2.72	99
16.72	11.73	27,101,213	1.30	2.70	2.37	92

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	19

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Total Emerging Markets Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Non-Diversified

The investment objective of the Fund is to seek to provide total return.

The Fund commenced operations on November 30, 2011. Prior to November 30, 2012, the Fund was not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, various forms of credit enhancements, such as bond insurance, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Fund’s securities. JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc.(the “Adviser” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Fund’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Fund’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in

20	J.P. MORGAN FUNDS	OCTOBER 31, 2013

securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset values.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Brazil	$970,172	$—	$—	$970,172
China	—	3,303,622	—	3,303,622
Hong Kong	—	1,347,843	—	1,347,843
Hungary	—	160,983	—	160,983
India	1,165,966	546,900	—	1,712,866
Indonesia	—	413,026	—	413,026
Mexico	172,723	—	—	172,723
Peru	275,932	—	—	275,932
Poland	—	88,958	—	88,958
Qatar	307,374	—	—	307,374
Russia	505,408	1,132,323	—	1,637,731
South Africa	—	1,273,605	—	1,273,605
South Korea	443,235	1,945,712	—	2,388,947
Taiwan	30,902	1,467,814	—	1,498,716
Thailand	—	301,383	—	301,383
Turkey	—	589,788	—	589,788
United Arab Emirates	—	77,460	—	77,460

Total Common Stocks	3,871,712	12,649,417	—	16,521,129

Preferred Stocks
Brazil	1,436,491	—	—	1,436,491
South Korea	—	590,913	—	590,913

Total Preferred Stocks	1,436,491	590,913	—	2,027,404

OCTOBER 31, 2013	J.P. MORGAN FUNDS	21

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Debt Securities
Corporate Bonds
Chile	$—	$100,592	$—	$100,592
Colombia	—	37,650	—	37,650
Indonesia	—	388,000	—	388,000
Kazakhstan	—	464,950	—	464,950
Luxembourg	—	112,875	—	112,875
Malaysia	—	111,484	—	111,484
Mexico	—	280,257	—	280,257
Peru	—	20,100	—	20,100
United Kingdom	—	198,164	—	198,164
United States	—	225,000	—	225,000
Venezuela	—	159,549	—	159,549

Total Corporate Bonds	—	2,098,621	—	2,098,621

Foreign Government Securities	—	7,738,649	—	7,738,649
U.S. Treasury Obligation	—	25,014	—	25,014
Short-Term Investment
Investment Company	$183,039	$—	$—	$183,039

Total Investments in Securities	$5,491,242	$23,102,614	$—	$28,593,856

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$25,853	$—	$25,853
Futures Contracts	4,562	—	—	4,562

Total Appreciation in Other Financial Instruments	$4,562	$25,853	$—	$30,415

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(40,131)	$—	$(40,131)
Futures Contracts	(11,419)	—	—	(11,419)

Total Depreciation in Other Financial Instruments	$(11,419)	$(40,131)	$—	$(51,550)

There were no transfers among any levels during the year ended October 31, 2013.

B. Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund. As of October 31, 2013, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and Regulation S under the Securities Act.

C. Derivatives — The Fund uses instruments including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, in connection with their respective investment strategies. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. The Fund also use derivatives to manage duration, sector and yield curve exposures and credit and spread volatility.

The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing a fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed their value, as recorded in the Statements of Assets and Liabilities.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

Notes C(1) — C(3) below describe the various derivatives used by the Fund.

(1). Futures Contracts — The Fund uses index or treasury futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Fund buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Fund to equity price risk.

22	J.P. MORGAN FUNDS	OCTOBER 31, 2013

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation (depreciation) in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

(2). Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore use forward foreign currency exchange contracts to hedge or manage these exposures. The Fund also buys forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(3). Options — The Fund purchases and sells (“write”) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within their portfolios and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included in the Statements of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as unrealized appreciation or depreciation. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the security.

Options Written — Premiums received by the Fund for options written are included in the Statements of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as unrealized appreciation or depreciation. Premiums received from options written that expire are treated as realized gains. The Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Funds to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	23

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

Transactions in options written during the year ended October 31, 2013 were as follows:

	Foreign Currency Exchange Options
	Notional Amount	Premiums Received
Options written	$110,000	$1,088
Options expired	(110,000)	(1,088)

Option outstanding at October 31, 2013	$—	$—

(4). Summary of Derivatives Information — The following table presents the value of derivatives held as of October 31, 2013, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Derivative Contract	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$4,562	$—	$4,562
Foreign exchange contracts	Receivables	—	25,853	25,853

Total		$4,562	$25,853	$30,415

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(11,419)	$—	$(11,419)
Foreign exchange contracts	Payables	—	(40,131)	(40,131)

Total		$(11,419)	$(40,131)	$(51,550)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statement of Operations for the year ended October 31, 2013, by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$—	$(25,836)	$—	$(25,836)
Foreign exchange contracts	—	—	70,251	70,251
Options Contracts	(606)	—	—	(606)

Total	$(606)	$(25,836)	$70,251	$43,809

Amount of Change in Net Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$(20,619)	$—	$(20,619)
Foreign exchange contracts	—	(35,640)	(35,640)

Total	$(20,619)	$(35,640)	$(56,259)

The Fund’s derivatives contracts held at October 31, 2013 are not accounted for as hedging instruments under GAAP.

24	J.P. MORGAN FUNDS	OCTOBER 31, 2013

Derivatives Volume

The tables below disclose the volume of the Funds’ futures contracts, forward foreign currency exchange contracts and swaps activity during the year ended October 31, 2013. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Futures Contracts:
Average Notional Balance Long	$944,191
Average Notional Balance Short	564,963
Ending Notional Balance Long	1,205,000
Ending Notional Balance Short	808,875
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$2,638,960
Average Settlement Value Sold	2,811,311
Ending Settlement Value Purchased	2,824,086
Ending Settlement Value Sold	2,917,676
OTC Options:
Average Notional Balance Written	$110,000	(a)
Ending Notional Balance Written	—

(a)	Average is for the period September 1, 2013 though September 31, 2013.

D. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, purchases of foreign currency in certain countries that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign currency gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

E. Offering and Organizational Costs — Total offering costs of $23,952 paid in connection with the offering of shares of the Fund were amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time the Fund commenced operations. For the year ended October 31, 2013, total offering costs paid were (amounts in thousands):

Offering Costs
Total Emerging Markets Fund	$2

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

G. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

H. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of October 31, 2013, no liability for

OCTOBER 31, 2013	J.P. MORGAN FUNDS	25

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

I. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchase/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

J. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributed in excess of) net investment income	Accumulated net realized gains (losses)
$(1,519)	$34,676	$(33,157)

The reclassifications for the Fund relate primarily to foreign currency gains or losses.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2013, the effective rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25%, 0.75% and 0.50% of the average daily net assets of Class A, Class C and Class R2 Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2013, the Distributor did not retain any front-end sales charges or CDSC.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R5	Select Class
0.25%	0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

26	J.P. MORGAN FUNDS	OCTOBER 31, 2013

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts, if any, are presented separately in the Statement of Operations.

Interest income, if any, earned on cash balances at the custodian, is included in Interest income from affiliates in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R5	Class R6	Select Class
1.55%	2.05%	1.80%	1.10%	1.05%	1.30%

The expense limitation agreement was in effect for the year ended October 31, 2013. The contractual expense limitation percentages in the table above are in place until at least February 28, 2014. For the year ended October 31, 2013, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Total	Contractual Reimbursements
$278,199	$23,771	$301,970	$95,898

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

Waivers resulting from investments in these money market funds for the year ended October 31, 2013 were $185.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2013, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Fund may use related party broker-dealers. For the year ended October 31, 2013, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2013, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$28,480,014	$26,839,531	$—	$—

OCTOBER 31, 2013	J.P. MORGAN FUNDS	27

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at October 31, 2013 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$26,854,743	$2,321,430	$582,317	$1,739,113

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sales loss deferrals.

The tax character of distributions paid during the fiscal year ended October 31, 2013 was as follows:

Ordinary Income	Total Distributions Paid
$1,269,682	$1,269,682

The tax character of distributions paid during the fiscal year ended October 31, 2012 was as follows:

Ordinary Income	Total Distributions Paid
$46,478	$46,478

As of October 31, 2013, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$88,637	$249,291	$1,733,138

The cumulative timing differences primarily consist of wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses.

At October 31, 2013, the Fund did not have any net capital loss carryforwards.

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2013, or at any time during the year (then) ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

28	J.P. MORGAN FUNDS	OCTOBER 31, 2013

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

As of October 31, 2013, substantially all of the Fund’s shares were held by the Fund’s adviser.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2013, substantially all of the Fund’s net assets consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

As of October 31, 2013, the Fund had the following country allocations representing greater than 10% of total investments.

China	South Korea	Brazil
11.6%	10.4%	10.3%

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swap and option contracts, credit linked notes, exchange-traded notes, forward foreign currency exchange contracts and TBA securities.

8. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, “Balance Sheet: Disclosures about Offsetting Assets and Liabilities.” In January 2013, the FASB issued ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” which updated ASU 2011-11. The ASU creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives, repurchase agreements and securities lending transactions that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. This ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the Fund’s financial statement disclosures.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Total Emerging Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Total Emerging Markets Fund (a separate Fund of JPMorgan Trust I) (hereafter referred to as the “Fund”) at October 31, 2013, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period November 30, 2011 (commencement of operations) through October 31, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2013

30	J.P. MORGAN FUNDS	OCTOBER 31, 2013

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	171	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (effective 7/1/13); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	171	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present); Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	171	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	171	Director, Center for Communication, Hearing and Deafness (1990-present).

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	171	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	171	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	171	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	171	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	171	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

OCTOBER 31, 2013	J.P. MORGAN FUNDS	31

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	171	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	171	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	171	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	171	Trustee, The Victory Portfolios (2000-2008).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of the Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (171 funds), including JPMorgan Mutual Fund Group which liquidated effective November 29, 2012 and is in the process of winding up its affairs.

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Fund’s investment adviser, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

32	J.P. MORGAN FUNDS	OCTOBER 31, 2013

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**

Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	33

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2013, and continued to hold your shares at the end of the reporting period, October 31, 2013.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Total Emerging Markets Fund
Class A
Actual	$1,000.00	$981.50	$7.74	1.55%
Hypothetical	1,000.00	1,017.39	7.88	1.55
Class C
Actual	1,000.00	978.90	10.23	2.05
Hypothetical	1,000.00	1,014.87	10.41	2.05
Class R2
Actual	1,000.00	980.10	8.98	1.80
Hypothetical	1,000.00	1,016.13	9.15	1.80
Class R5
Actual	1,000.00	983.40	5.50	1.10
Hypothetical	1,000.00	1,019.66	5.60	1.10
Class R6
Actual	1,000.00	983.80	5.25	1.05
Hypothetical	1,000.00	1,019.91	5.35	1.05
Select Class
Actual	1,000.00	982.60	6.50	1.30
Hypothetical	1,000.00	1,018.65	6.61	1.30

34	J.P. MORGAN FUNDS	OCTOBER 31, 2013

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2013, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 22, 2013.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Adviser on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information includes the Fund’s performance compared to the performance of the Fund’s peers and benchmarks and analyses by the Adviser of the Fund’s performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Fund’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Fund, expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of certain J.P. Morgan Funds with greater than two years of performance history in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Adviser and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The

Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to

OCTOBER 31, 2013	J.P. MORGAN FUNDS	35

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

improve investment results and the services provided to the Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services. The Board also reviewed the adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the adviser.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Fund benefits from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of the Fund. The Trustees also considered the complexity of investment management for the Fund relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees reviewed the Fund’s performance against its benchmark index and considered the performance information provided for the Fund at regular Board meetings by the Adviser. The performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance are summarized below:

The Trustees noted the performance of the Fund since its inception on November 30, 2011 as compared with that of its benchmark index. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	36

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund (“Universe Group”). The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee for Class A and Select Class shares was in the second and first quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the fifth and fourth quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	37

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2013. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2013. The information necessary to complete your income tax returns for the calendar year ending December 31, 2013 will be provided under separate cover.

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2013, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The Fund hereby designates $1,269,682 or the maximum allowable amount of ordinary income distributions as qualified dividends.

Foreign Source Income and Foreign Tax Credit Pass Through

Foreign Source Income and Foreign Tax Credit Pass Through For the fiscal year ended October 31, 2013, the Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Gross income and foreign tax expenses are $679,733 and $35,275.

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record dates in December 2013. These shareholders should refer to their 2012 Form 1099-DIV for the foreign tax paid.

38	J.P. MORGAN FUNDS	OCTOBER 31, 2013

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2013. All rights reserved. October 2013.	AN-TEM-1013

Annual Report

J.P. Morgan Funds

October 31, 2013

JPMorgan Commodities Strategy Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

DECEMBER 4, 2013 (Unaudited)

Dear Shareholder:

Despite periods of heightened volatility, developed market equities, in aggregate, posted outstanding returns for the twelve months ended October 31, 2013. For much of the period, stocks were supported by solid corporate earnings and robust demand from investors looking to generate higher returns in the low interest rate environment. While it signaled a potential policy shift, the U.S. Federal Reserve (“Fed”) continued to pursue its highly accommodative policies in an attempt to lower unemployment and spur the economy. Many central banks overseas also maintained accommodative monetary policies aimed at stimulating their economies. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. Elsewhere, the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012.

“As the market’s periodic gyrations have demonstrated, it is critically important to maintain a long-term focus for your investment portfolio.”

Positive investor sentiment was interrupted several times during the reporting period, triggered by a number of factors including uncertainties regarding the U.S. “fiscal cliff” and sequestration, geopolitical issues, the Fed’s plans to begin “tapering” its asset purchase program, the partial federal government shutdown and the raising of the debt ceiling. Yet, market declines proved to be only temporary setbacks. All told, U.S. stocks rose sharply and achieved record highs on a number of occasions during the twelve months ended October 31, 2013. Overseas, developed international stocks also rallied sharply, while emerging market equities generated less robust returns given concerns regarding China’s economy and rising U.S. interest rates.

U.S. Treasury Yields Rise Sharply

Talk of Fed tapering negatively impacted the fixed income markets. U.S. Treasury security yields continued to be low from a historical perspective, but ended the period sharply higher than when the reporting period began. Still, U.S. Treasury yields fell from their reporting period peak in early September 2013 as the Fed chose to delay tapering its asset purchases. The yield for 10-year U.S. Treasury securities ended October 31, 2013 at 2.57%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.31% and 3.63%, respectively. Amid the rising interest rate environment, the overall U.S. fixed income market generated a negative return for the reporting period. High yield bonds (also known as “junkbonds”), in contrast, posted a solid gain, whereas emerging market debt securities declined.

Maintaining a Long-Term Perspective

While the global economy is far from robust, it is still on a growth path. Despite some recent mixed data, the expansion in the U.S. appears to be sustainable. In addition, Europe has finally emerged from its lengthy recession. Elsewhere, pro-growth initiatives in Japan have thus far yielded positive results. While growth in China has moderated, there have been some encouraging signs of late that its economy can avoid a “hard landing.”

We are encouraged by the stock market’s resiliency despite periods of elevated volatility. In addition, equity market correlations appear to be moderating, which could create a more favorable environment for active managers. Also, given the overall weakness in the bond market, valuations in a number of fixed income sectors have become more attractive.

As the market’s periodic gyrations have demonstrated, it is critically important to maintain a long-term focus for your investment portfolio. Furthermore, having a well- diversified investment portfolio that is allocated among a number of asset classes can potentially lessen the impact of market declines.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

OCTOBER 31, 2013	J.P. MORGAN FUNDS	1

JPMorgan Commodities Strategy Fund

FUND COMMENTARY

FOR THE PERIOD DECEMBER 17, 2012 (FUND INCEPTION DATE) THROUGH OCTOBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-11.93%
Dow Jones-UBS Commodity Index Total Return	-10.80%

Net Assets as of 10/31/2013	$131,257,111

INVESTMENT OBJECTIVE**

The JPMorgan Commodities Strategy Fund (the “Fund”) seeks total return.

HOW DID THE COMMODITIES MARKET PERFORM DURING THE REPORTING PERIOD?

The Dow Jones-UBS Commodity Index Total Return (the “Benchmark”) returned -10.80% for the period December 17, 2012 through October 31, 2013 (the “reporting period”). During the reporting period, commodities were broadly impacted by a strengthening U.S. dollar, continued below-trend developed market growth, and moderating growth in emerging markets.

All of the major sectors in the Benchmark were flat or declined during the reporting period. The energy sector was flat during the reporting period, as lower natural gas prices were offset by neutral-to-rising prices in other energy commodities. Rising natural gas prices during the first half of the reporting period were overshadowed by increased supply, which caused prices to drop for the period as a whole. Crude oil prices, which were volatile throughout the period, moved higher given improving fundamental factors. Livestock prices were basically flat as the decline in cattle prices was offset by higher hog prices. Grain prices declined due to high supply and weakening demand. In particular, demand from China moderated and forecasts called for record high South American crop yields. Wheat and corn prices suffered the most, as they were in ample supply.

Soft commodities were mixed during the reporting period. Sugar remained oversupplied and coffee prices continued to fall as supply was higher than expected in Brazil. Cotton was flat on news that it would likely lose acres to soybeans in the 2013 crop year. Cocoa sold off strongly due to much better weather on the neutral El Nino indicator.

In precious metals, gold and silver prices fell sharply during the reporting period. On April 15, 2013, silver and gold fell 11% and 9%, respectively, intra-day, which marked the largest single day sell-off in gold since February 1983. Palladium rallied due to reduced exports from Russia and improving auto demand. Industrial metals sold off as rumors grew of policy tightening in China’s housing sector. Finally, prices for industrial metals were consistently negative during the reporting period. This occurred as demand growth from emerging market countries weakened, causing an across-the-board decline in prices.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Benchmark for the reporting period. The Fund’s relative underperformance was driven, in part, by its underweight versus the Benchmark in natural gas during the first half of the reporting period, as cold weather caused larger-than-expected withdrawals from natural gas storage, leading to higher prices. In addition, volatility in crude oil prices and the relationship between West Texas Intermediate and Brent crude prices detracted from the Fund’s performance. The Fund’s positioning in precious metals also detracted from relative performance overall, as the negative impact from its overweight of silver overshadowed the positive contribution from its underweight in gold. Within the grains market, the positive impact from the Fund’s underweight to corn was more than offset by its underweight to soybeans, as the latter’s prices rallied due to adverse weather conditions. Finally, the Fund’s overweight in the livestock sector contributed to its relative performance as disease and the acquisition of Smithfield Foods by a Chinese entity became structural positive drivers for lean hogs.

HOW WAS THE FUND POSITIONED?

The Fund invested in a wholly-owned subsidiary that invested in commodity-linked derivative instruments and provided exposure to the investment returns of the commodities markets without investing directly in physical commodities. The Fund also invested in a portfolio of high-quality fixed income securities, such as U.S. Treasury Bills and U.S. Agency Discount Notes that generally had a weighted average maturity of 90 days or less.

The Fund’s portfolio managers combined top-down research with fundamental and quantitative analysis to establish overweight and underweight positions in commodities. In addition, the Fund’s portfolio managers have the ability to adjust the Fund’s overall exposure to commodities relative to the Benchmark based on their views of macroeconomic conditions.

2	J.P. MORGAN FUNDS	OCTOBER 31, 2013

CASH INVESTMENTS***
U.S. Government Agency Securities	75.0%
Investment Company	22.5
U.S. Treasury Securities	2.5
Option Purchased	0.0 (g)

PORTFOLIO COMPOSITION BY COUNTRY***
United States	100%

(g)	Amount rounds to less than 0.1%.

COMMODITY MATURITY****
0-3 months	57.5%
3-6 months	30.9
> 6 months	11.6

COMMODITY-LINKED INVESTMENTS****
Energy	36.5%
Natural Gas	13.3
Brent Crude	1.6
Heating Oil	3.8
WTI Crude Oil	14.4
Unleaded Gas	3.5
Gas Oil	-0.1
Agriculture	24.4
Corn	4.2
Cotton	3.3
Kansas Wheat	1.4
Coffee	1.0
Soybean Meal	2.9
Soybeans	1.2
Soybean Oil	2.6
Sugar	4.2
Wheat	3.6
Industrial Metals	15.0
Copper	7.1
Aluminum	4.0
Zinc	1.7
Nickel	2.2
Precious Metals	12.7
Gold	9.6
Silver	3.1
Livestock	7.3
Lean Hogs	3.4
Live Cattle	3.9

FIXED INCOME MATURITY***
< one month	57.6%
1–3 months	41.3
3–6 months	1.1

COMMODITY ALLOCATION	Index	Fund****
Energy	36.7%	36.5%
Agriculture	28.2	24.4
Industrial Metals	16.7	15.0
Precious Metals	12.6	12.7
Livestock	5.7	7.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2013. The Fund’s portfolio composition is subject to change.
****	Exposures are calculated as the notional value of the Fund’s derivative positions as a percentage of net assets.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	3

JPMorgan Commodities Strategy Fund

FUND COMMENTARY

FOR THE PERIOD DECEMBER 17, 2012 (FUND INCEPTION DATE) THROUGH OCTOBER 31, 2013 (Unaudited) (continued)

TOTAL RETURNS AS OF OCTOBER 31, 2013

	INCEPTION DATE OF CLASS	SINCE INCEPTION*
CLASS A SHARES	12/17/12
Without Sales Charge		(12.13)%
With Sales Charge**		(16.74)
CLASS C SHARES	12/17/12
Without CDSC		(12.53)
With CDSC***		(13.53)
CLASS R6 SHARES	12/17/12	(11.87)
SELECT CLASS SHARES	12/17/12	(11.93)

*	Not annualized
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/17/12 TO 10/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 17, 2012.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Commodities Strategy Fund, the Dow Jones-UBS Commodity Index Total Return and the Lipper Commodities General Funds Average from December 17, 2012 to October 31, 2013. The performance of the Lipper Commodities General Funds Average reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Dow Jones-UBS Commodity Index Total Return does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Commodities General Funds Average includes expenses associated with a mutual Fund, such as investment management fees. The Dow Jones-UBS Commodity Index Total Return is composed of futures contracts on 22 physical commodities. Investors cannot invest directly in an index. The Lipper Commodities General Funds Average is an average based on the total returns of all Mutual Funds within the Fund’s designated category as determined by Lipper Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	OCTOBER 31, 2013

JPMorgan Commodities Strategy Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

U.S. Government Agency Securities — 79.3%
	Federal Farm Credit Bank,
999,000	DN, 0.010%, 11/01/13 (n)	999,000
2,276,000	DN, 0.030%, 11/12/13 (n)	2,275,985
	Federal Home Loan Bank,
18,841,000	DN, 0.040%, 12/04/13 (n)	18,840,288
3,000,000	DN, 0.075%, 11/13/13 (n)	2,999,970
	Federal Home Loan Mortgage Corp.,
1,090,000	DN, 0.020%, 11/21/13 (n)	1,089,988
5,282,000	DN, 0.025%, 11/25/13 (n)	5,281,928
9,271,000	DN, 0.030%, 11/12/13 (n)	9,270,939
400,000	DN, 0.030%, 12/04/13 (n)	399,993
5,565,000	DN, 0.045%, 12/02/13 (n)	5,564,903
1,600,000	DN, 0.050%, 12/30/13 (n)	1,599,948
15,000,000	DN, 0.060%, 11/04/13 (n)	14,999,967
1,560,000	DN, 0.100%, 11/18/13 (n)	1,559,985
5,274,000	DN, 0.130%, 11/06/13 (n)	5,273,891
	Federal National Mortgage Association,
3,000,000	DN, 0.045%, 01/10/14 (n)	2,999,826
1,680,000	DN, 0.050%, 11/01/13 (n)	1,679,998
11,375,000	DN, 0.050%, 01/22/14 (n)	11,374,226
12,679,000	DN, 0.052%, 12/18/13 (n)	12,678,179
1,600,000	DN, 0.060%, 02/25/14 (n)	1,599,793
3,600,000	DN, 0.185%, 01/02/14 (n)	3,599,813

	Total U.S. Government Agency Securities (Cost $104,086,430)	104,088,620

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

U.S. Treasury Obligations — 2.6%
	U.S. Treasury Bills,
145,000	0.027%, 01/23/14 (m) (n)	144,988
3,138,000	0.039%, 11/29/13 (n)	3,137,900
130,000	0.069%, 11/14/13 (m) (n)	129,999

	Total U.S. Treasury Obligations (Cost $3,412,890)	3,412,887

NUMBER OF CONTRACTS
Option Purchased — 0.0% (g)
	Call Option Purchased — 0.0% (g)
46	Soybean Futures, Expiring 11/22/13 at $13.500, American Style (Cost $25,440)	6,612

SHARES
Investment Company — 23.7%
31,144,985	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) † (Cost $31,144,985)	31,144,985

	Total Investments — 105.6% (Cost $138,669,745)	138,653,104
	Liabilities in Excess of Other Assets — (5.6)%	(7,395,993)

	NET ASSETS — 100.0%	$131,257,111

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
1	Gold 100 oz. Futures	02/26/14	$132,450	$457
1	Silver Futures	03/27/14	109,585	(343)
15	Natural Gas Futures	03/27/18	626,700	(21,839)
	Short Futures Outstanding
(10)	Natural Gas Futures	12/27/13	(366,300)	294
(2)	Gasoline RBOB Futures	12/31/13	(217,669)	79
(1)	Heating Oil Futures	12/31/13	(124,190)	(32)
(4)	Copper Futures	03/27/14	(330,900)	(10)
(27)	LME Zinc Futures	05/19/14	(1,339,875)	1,954

				$(19,440)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	5

JPMorgan Commodities Strategy Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

Return Swaps on Commodities
SWAP COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	NOTIONAL VALUE	VALUE
Deutsche Bank AG, New York
	Long Positions
	CBOT Corn No. 2 December 2014 Futures	11/21/14	$972,000	$(32,901)
	CBOT Corn No. 2 December 2014 Futures	11/21/14	1,494,000	(85,243)
	CBOT Corn No. 2 December 2014 Futures	11/21/14	6,196,713	(537,614)
	CBOT Soybean Meal July 2014 Futures	06/20/14	3,827,439	(93,009)
	CBOT Soybean Oil May 2014 Futures	04/25/14	3,421,845	5,259
	CME Live Cattle April 2014 Futures	04/04/14	5,119,056	(35,571)
	CBOT Soybean March 2014 Futures	02/21/14	1,591,500	(91,133)
	CBOT Wheat No. 2 March 2014 Futures	02/21/14	4,806,609	(117,973)
	KCBOT Wheat No. 2 March 2014 Futures	02/21/14	1,833,901	(15,377)
	ICE Brent Crude Oil March 2014 Futures	02/12/14	1,181,070	3,298
	ICE Brent Crude Oil March 2014 Futures	02/12/14	7,322,240	(680)
	CME Lean Hogs February 2014 Futures	01/30/14	4,310,228	70,121
	NYMEX Natural Gas January 2014 Futures	12/27/13	1,868,720	(147,065)
	NYMEX WTI Crude Oil January 2014 Futures	12/18/13	15,515,500	(631,246)
	NYMEX WTI Crude Oil January 2014 Futures	12/18/13	2,535,750	(119,471)
	NYMEX WTI Crude Oil January 2014 Futures	12/18/13	1,522,500	(72,732)
	NYMEX NY Harbor ULSD December 2013 Futures	11/27/13	4,989,839	96,765

	Short Positions
	ICE Brent Crude Oil January 2014 Futures	12/13/13	(2,710,250)	(5,499)
	ICE Brent Crude Oil January 2014 Futures	12/13/13	(1,647,600)	18,146
	CBOT Corn No. 2 December 2013 Futures	11/22/13	(446,750)	18,498
	CBOT Corn No. 2 December 2013 Futures	11/22/13	(2,340,900)	156,811

				$(1,616,616)

Macquarie Bank Ltd.
	Long Positions
	NYBOT-ICE Coffee “C” May 2014 Futures	05/16/14	$1,440,840	$(112,292)
	NYBOT-ICE Cotton No. 2 March 2014 Futures	03/06/14	4,673,350	(317,350)
	NYBOT-ICE Sugar No. 11 (World) March 2014 Futures	02/27/14	5,707,542	(208,452)
	ICE Gas Oil January 2014 Futures	01/09/14	22,540,000	—
	NYMEX Gasoline RBOB January 2014 Futures	12/30/13	4,864,121	(75,373)
	NYMEX Natural Gas January 2014 Futures	12/26/13	1,291,500	—
	NYMEX Natural Gas January 2014 Futures	12/26/13	15,155,310	(1,125,681)
	NYMEX NY Harbor ULSD December 2013 Futures	11/27/13	20,677,440	413,358

	Short Positions
	NYMEX NY Harbor ULSD February 2014 Futures	01/30/14	(20,730,990)	(368,919)
	ICE Gas Oil December 2013 Futures	12/11/13	(22,650,250)	—
	ICE Brent Crude Oil December 2013 Futures	11/13/13	(1,091,200)	2,800
	ICE Brent Crude Oil December 2013 Futures	11/13/13	(1,106,000)	17,599

				$(1,774,310)

				$(3,390,926)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	OCTOBER 31, 2013

Return Swaps on Commodity Indices
SWAP COUNTERPARTY	REFERENCED OBLIGATION	TERMINATION DATE	NOTIONAL VALUE	VALUE
Deutsche Bank AG, New York
	Long Positions
	Dow Jones — UBS Commodity Industrial Metals Index	11/21/13	$22,600,000	$162,862

	Short Positions
	Dow Jones — UBS Commodity Aluminum Index	11/21/13	(1,360,000)	(2,127)

				$160,735

Macquarie Bank Ltd.
	Long Positions
	Dow Jones — UBS Commodity Precious Metals Index	11/21/13	$16,310,000	$(8,721)

				$152,014

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

Brent	— Broom, Rannoch, Etieve, Ness, Tarbat
CBOT	— Chicago Board of Trade
CME	— Chicago Mercantile Exchange
DN	— Discount Notes
ICE	— IntercontinentalExchange, Inc.
KCBOT	— Kansas City Board of Trade
LME	— London Metal Exchange
NYBOT	— New York Board of Trade
NYMEX	— New York Mercantile Exchange
RBOB	— Reformulated gasoline blendstock for oxygen blending
ULSD	— Ultra Low Surfur Diesel
WTI	— West Texas Intermediate

(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(l)	— The rate shown is the current yield as of October 31, 2013.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(n)	— The rate shown is the effective yield at the date of purchase.
†	— $6,303,220 of this investment is restricted as collateral for swaps to various brokers.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	7

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2013

Commodities Strategy Fund
ASSETS:
Investments in non-affiliates, at value	$107,508,119
Investments in affiliates, at value	24,841,765
Investments in affiliates — restricted, at value	6,303,220

Total investment securities, at value	138,653,104
Cash	21,131
Receivables:
Dividends from affiliates	376
Outstanding swap contracts, at value	965,517
Deferred offering costs	28,808

Total Assets	139,668,936

LIABILITIES:
Payables:
Investment securities purchased	1,678,879
Fund shares redeemed	2,350,000
Variation margin on futures contracts	18,501
Outstanding swap contracts, at value	4,204,429
Accrued liabilities:
Investment advisory fees	1,019
Administration fees	2,533
Shareholder servicing fees	11,978
Distribution fees	38
Custodian and accounting fees	22,138
Collateral management fees	1,404
Trustees’ and Chief Compliance Officer’s fees	1,369
Other	119,537

Total Liabilities	8,411,825

Net Assets	$131,257,111

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	OCTOBER 31, 2013

Commodities Strategy Fund
NET ASSETS:
Paid-in-capital	$134,819,058
Accumulated net investment loss	(286,954)
Net unrealized appreciation (depreciation)	(3,274,993)

Total Net Assets	$131,257,111

Net Assets:
Class A	$43,924
Class C	43,733
Class R6	38,913,194
Select Class	92,256,260

Total	$131,257,111

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,333
Class C	3,333
Class R6	2,942,792
Select Class	6,985,552

Net Asset Value (a):
Class A — Redemption price per share	$13.18
Class C — Offering price per share (b)	13.12
Class R6 — Offering and redemption price per share	13.22
Select Class — Offering and redemption price per share	13.21
Class A maximum sales charge	5.25%
[net asset value per share/(100% — maximum sales charge)]	$13.91

Cost of investments in non-affiliates	$107,524,760
Cost of investments in affiliates	24,841,765
Cost of investments in affiliates — restricted	6,303,220

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	9

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED OCTOBER 31, 2013

Commodities Strategy Fund (a)
INVESTMENT INCOME:
Interest income from non-affiliates	$37,368
Dividend income from affiliates	3,836

Total investment income	41,204

EXPENSES:
Investment advisory fees	707,181
Administration fees	72,476
Distribution fees:
Class A	102
Class C	305
Shareholder servicing fees:
Class A	102
Class C	102
Select Class	106,207
Custodian and accounting fees	75,623
Collateral management fees	4,453
Professional fees	161,392
Trustees’ and Chief Compliance Officer’s fees	14,205
Printing and mailing costs	5,154
Registration and filing fees	9,492
Transfer agent fees	7,047
Offering costs	194,909
Other	31,689

Total expenses	1,390,439

Less amounts waived	(679,857)
Less expense reimbursements	(85,363)

Net expenses	625,219

Net investment income (loss)	(584,015)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(21,332)
Futures	(105,453)
Swaps	(5,175,893)

Net realized gains (losses)	(5,302,678)

Change in net unrealized appreciation/depreciation of
Investments in non-affiliates	(16,641)
Futures	(19,440)
Swaps	(3,238,912)

Change in net unrealized appreciation/depreciation	(3,274,993)

Net realized/unrealized gains (losses)	(8,577,671)

Change in net assets resulting from operations	$(9,161,686)

(a)	Commencement of operations was December 17, 2012.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	OCTOBER 31, 2013

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD INDICATED

Commodities Strategy Fund
Period Ended 10/31/2013 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(584,015)
Net realized gain (loss)	(5,302,678)
Change in net unrealized appreciation/depreciation	(3,274,993)

Change in net assets resulting from operations	(9,161,686)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	140,418,797

NET ASSETS:
Change in net assets	131,257,111
Beginning of period	—

End of period	$131,257,111

Accumulated net investment loss	$(286,954)

(a)	Commencement of operations was December 17, 2012.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	11

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD INDICATED (continued)

Commodities Strategy Fund
Period Ended 10/31/2013 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$50,000

Change in net assets resulting from Class A capital transactions	$50,000

Class C
Proceeds from shares issued	$50,000

Change in net assets resulting from Class C capital transactions	$50,000

Class R6
Proceeds from shares issued	$44,792,951
Cost of shares redeemed	(2,350,000)

Change in net assets resulting from Class R6 capital transactions	$42,442,951

Select Class
Proceeds from shares issued	$98,296,507
Cost of shares redeemed	(420,661)

Change in net assets resulting from Select Class capital transactions	$97,875,846

Total change in net assets resulting from capital transactions	$140,418,797

SHARE TRANSACTIONS:
Class A
Issued	3,333

Change in Class A Shares	3,333

Class C
Issued	3,333

Change in Class C Shares	3,333

Class R6
Issued	3,120,554
Redeemed	(177,762)

Change in Class R6 Shares	2,942,792

Select Class
Issued	7,016,258
Redeemed	(30,706)

Change in Select Class Shares	6,985,552

(a)	Commencement of operations was December 17, 2012.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	OCTOBER 31, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2013	J.P. MORGAN FUNDS	13

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIOD INDICATED

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net asset value, end of period	Total return (excludes sales charge) (b)(c)
Commodities Strategy Fund
Class A
December 17, 2012(f) through October 31, 2013	$15.00	$(0.14	)(g)	$(1.68)	$(1.82)	$13.18	(12.13)%

Class C
December 17, 2012(f) through October 31, 2013	15.00	(0.20	)(g)	(1.68)	(1.88)	13.12	(12.53)

Class R6
December 17, 2012(f) through October 31, 2013	15.00	(0.09	)(g)	(1.69)	(1.78)	13.22	(11.87)

Select Class
December 17, 2012(f) through October 31, 2013	15.00	(0.11	)(g)	(1.68)	(1.79)	13.21	(11.93)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Commencement of operations.
(g)	Calculated based upon average shares outstanding.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2013.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	OCTOBER 31, 2013

	Ratios/Supplemental data
	Ratios to average net assets (a)
Net assets, end of period	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)(e)

$43,924	1.22	%(h)	(1.16	)%(h)	2.74	%(h)	0%

43,733	1.72	(h)	(1.66	)(h)	3.24	(h)	0

38,913,194	0.82	(h)	(0.76	)(h)	1.86	(h)	0

92,256,260	0.97	(h)	(0.91	)(h)	2.10	(h)	0

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	15

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Commodities Strategy Fund	Class A, Class C, Class R6 and Select Class	Non-diversified

The investment objective of the Fund is to seek total return.

The Fund commenced operations on December 17, 2012. Currently, Class A and Class C Shares of the Fund are not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

Basis for Consolidation for the Fund

JPM Commodities Strategy Fund Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on September 5, 2012 and is a wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund consistent with the Fund’s investment objective and policies as described in the Fund’s prospectus. As of October 31, 2013, net assets of the Fund were $131,257,111 of which $28,069,817, or approximately 21.4%, represented the Subsidiary’s net assets. The Consolidated Schedule of Portfolio Investments (“CSOI”) includes positions of the Fund and the Subsidiary. The consolidated financial statements include the accounts of the Fund and the Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All significant intercompany balances and transactions have been eliminated in consolidation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its consolidated financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps (except return swaps on commodities as noted in Note 2.D.) and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Fund’s securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”) and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Fund’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Fund’s valuation policies.

16	J.P. MORGAN FUNDS	OCTOBER 31, 2013

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the CSOI:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$31,151,597	$107,501,507	$—	$138,653,104

Appreciation in Other Financial Instruments
Futures Contracts	$2,784	$—	$—	$2,784
Return Swaps	—	965,517	—	965,517

Total Appreciation in Other Financial Instruments	$2,784	$965,517	$—	$968,301

Depreciation in Other Financial Instruments
Futures Contracts	$(22,224)	$—	$—	$(22,224)
Return Swaps	—	(4,204,429)	—	(4,204,429)

Total Depreciation in Other Financial Instruments	$(22,224)	$(4,204,429)	$—	$(4,226,653)

(a)	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the CSOI. Level 1 consists of a call option and a money market mutual fund that is held for daily investments of cash and as an investment of cash collateral for swaps. Please refer to the CSOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the period ended October 31, 2013.

B. Futures Contracts — The Fund uses commodity futures contracts to obtain long and short exposure to the underlying commodities markets. The purchase of futures contracts will tend to increase the Fund’s exposure to positive and negative price fluctuations in the underlying instrument. The sales of futures contracts will tend to offset both positive and negative market price changes.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations (“CSOP”). Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the CSOP at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the CSOI and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities (“CSAL”). A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the CSAL.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	17

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the CSAL, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges (e.g., NYMEX), boards of trade or other platforms (e.g., Clearport). The exchange or board of trade acts as the counterparty to futures transactions; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. For trades executed on other platforms, these futures contracts must be offset on the same platform in which they were executed; therefore liquidity risk exists to the extent there is a lack of a liquid market for these contracts allowing the Fund to close out its position. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the period ended October 31, 2013:

Futures Contracts:
Average Notional Balance Long	$1,019,110
Average Notional Balance Short	1,008,635
Ending Notional Balance Long	868,735
Ending Notional Balance Short	2,378,934

C. Options — The Fund purchases and sells (writes) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included in the CSAL as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as unrealized appreciation or depreciation. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the security.

The table below discloses the volume of the Fund’s options contracts activity during the period ended October 31, 2013:

Exchange-Traded Options:
Average Number of Contracts Purchased	46	(a)
Ending Number of Contracts Purchased	46

(a)	For the period October 1, 2013 through October 31, 2013.

D. Return Swaps on Commodities and Commodity Indices — The Fund uses return swaps on physical commodities, commodities futures and commodity futures indices to obtain long and short exposure to commodities markets. The value of a swap agreement is recorded at the beginning of the measurement period. Swaps on commodity futures and commodity indices values are based on the values of underlying commodity spot prices or futures contracts, using the last sale or closing price from the principal exchange on which the contract is traded. Under some circumstances, commodity futures exchanges may establish daily limits on the amount that the price of a commodity futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions. Change in swap values is recorded as change in net unrealized appreciation or depreciation — swaps on the CSOP. Realized gain or loss is recorded upon termination of a swap and is based on the difference between the contract price and market price of the underlying instrument or when an offsetting position is entered into. Return swaps on commodity indices are subject to monthly resets. Realized gain or loss is recorded on reset date of the swap and is based on the difference between contract and market price of underlying instrument.

Upon entering into a swap, the Fund may be required to post an initial collateral amount (referred to as “Independent Amount”), as defined in the swap agreement. Independent Amounts are posted to segregated accounts at the Fund’s custodian. The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding swap contracts with the counterparty in the form of cash or securities. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. Cash collateral posted by the Fund is invested in an affiliated money market fund (See Note 3.G.) and is reported on the CSAL as Investments in affiliates — restricted. Collateral received by the Fund is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management services to the Fund (See Note 3.G.). These amounts are not reflected on the Fund’s CSAL and are disclosed in the table below.

The Fund’s swap contracts at net value and collateral posted or received by counterparty as of October 31, 2013 is as follows:

	Counterparty	Value of swap contracts	Collateral amount
Collateral Posted	Deutsche Bank AG, New York	$(1,455,881)	$2,643,220
Collateral Posted	Macquarie Bank Ltd.	(1,783,031)	3,660,000

18	J.P. MORGAN FUNDS	OCTOBER 31, 2013

Daily movement of collateral is subject to minimum threshold amounts.

The Fund may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying instrument; (ii) counterparty credit risk related to the failure, by the counterparty to an over the counter derivative, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, (iv) documentation risk relating to disagreement over contract terms. Investing in certain derivatives, including return swaps, also results in a form of leverage and, as such, the Fund’s risk of loss associated with these instruments may exceed their value as recorded in the CSAL.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against the counterparty (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreement and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

The Fund’s activities in return swaps are concentrated with two counterparties. Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

The table below discloses the volume of the Fund’s swap activity during the period ended October 31, 2013:

Return Swaps on Commodities:
Average Notional Balance Long	$76,258,898	(a)
Average Notional Balance Short	29,784,665	(b)
Ending Notional Balance Long	144,859,013
Ending Notional Balance Short	52,723,940

Return Swaps on Commodity Indices:
Average Notional Balance Long	$68,400,893
Average Notional Balance Short	12,815,718	(c)
Ending Notional Balance Long	38,910,000
Ending Notional Balance Short	1,360,000

(a)	For the period August 1, 2013 through October 31, 2013.
(b)	For the period September 1, 2013 through October 31, 2013.
(c)	For the period May 1, 2013 through October 31, 2013.

E. Offering and Organizational Costs — Total offering costs of $223,717 incurred in connection with the offering of shares of the Fund are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time it commenced operations and are included as part of Professional fees in the CSOP.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

G. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

H. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of October 31, 2013, no liability for income tax is required in the Fund’s consolidated financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	19

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

For Federal income tax purposes, taxable income of the Fund and the Subsidiary are separately calculated. The Subsidiary is classified as a controlled foreign corporation under the Code and its taxable income, including net gains, is included as ordinary income in the calculation of the Fund’s taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or carried forward to future periods.

I. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gains (Losses)
$(5,599,739)	$297,061	$5,302,678

The reclassifications for the Fund relate primarily to investments in the Subsidiary.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser supervises the investments of the Fund and the Subsidiary and for such services is paid a fee. The fee for services to the Fund is accrued daily and paid monthly at an annual rate of 0.85% of the Fund’s average daily net assets. The fee for services to the Subsidiary is accrued daily and paid monthly at an annual rate of 0.85% of the Subsidiary’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fees — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund and the Subsidiary. In consideration of these services for the Fund, the Administrator receives a fee accrued daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the period ended October 31, 2013, the annualized effective rate was 0.11% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements. In consideration for services rendered to the Subsidiary, the Administrator receives a fee accrued daily and paid monthly at an annualized rate of 0.10% of the average daily net assets of the Subsidiary.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended October 31, 2013, the Distributor did not retain any front-end sales charge or CDSC.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly at an annual rate of 0.25% for Class A, Class C and Select Class Shares.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

20	J.P. MORGAN FUNDS	OCTOBER 31, 2013

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund and Subsidiary. The amounts paid directly to JPMCB by the Fund and the Subsidiary for custody and accounting services are included in Custodian and accounting fees in the CSOP. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the CSOP.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the CSOP.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of the Fund, inclusive of the Subsidiary (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class R6	Select Class
1.25%	1.75%	0.85%	1.00%

The expense limitation agreement was in effect for the period ended October 31, 2013. The contractual expense limitation percentages in the table above are in place until at least February 28, 2014.

For the period ended October 31, 2013, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$566,788	$57,490	$42,564	$666,842	$85,363

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive and/or reimburse to the Fund in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund to the extent that the total waivers do not exceed the total fees charged by the Adviser, the Administrator or shareholder servicing agent. A portion of the waiver is voluntary.

Waivers resulting from investments in these money market funds for the period ended October 31, 2013 were $13,015.

G. Collateral Management Fees — JPMCB provides derivatives collateral management services for the Fund. The amounts paid directly to JPMCB, if any, by the Fund for these services are included in Collateral management fees on the CSOP.

H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the CSOP.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the period ended October 31, 2013, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Fund may use related party broker-dealers. For the period ended October 31, 2013, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the period ended October 31, 2013, there were no purchases or sales of long-term investments. Additionally, during the period ended October 31, 2013, there were no purchases or sales of long-term U.S. Government securities.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	21

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities, including the Subsidiary, held at October 31, 2013 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$150,434,119	$2,231	$8,836,517	$(8,834,286)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to Subsidiary basis outstanding.

As of October 31, 2013, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$3,533	$—	$(3,234,771)

The cumulative timing differences primarily consist of late year ordinary loss deferrals.

During the period ended October 31, 2013 the Subsidiary had approximately $5.6 million of losses for tax purposes. The Subsidiary’s loss for the current year is not available to offset its future taxable income.

The Federal income tax net unrealized appreciation (depreciation) includes unrealized depreciation of the Fund’s investment in its Subsidiary of approximately $8.8 million, which, if realized, is not deductible for income tax purposes.

Late year ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the period ended October 31, 2013, the Fund deferred to November 1, 2013 late year ordinary losses of:

Late Year Ordinary Loss
$330,596

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2013, or at any time during the period then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the CSOP.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

22	J.P. MORGAN FUNDS	OCTOBER 31, 2013

The J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate more than 10% of the net assets of the Fund as follows:

J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
54.1%	24.3%

The Fund’s Class A and Class C Shares are currently held by the Fund’s Adviser.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swap contracts.

By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

Derivatives, including commodity-linked notes, swap agreements, commodity options, futures and options on futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk and to the credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets.

The Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

8. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, “Balance Sheet: Disclosures about Offsetting Assets and Liabilities”. In January 2013, the FASB issued ASU 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”, which updated ASU 2011-11. The ASU creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives, repurchase agreements and securities lending transactions that are either offset in the CSAL or subject to an enforceable master netting arrangement or similar agreement. This ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time management is evaluating the implications of these changes on the Fund’s financial statement disclosures.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Commodities Strategy Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of portfolio investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of JPMorgan Commodities Strategy Fund (a separate Fund of JPMorgan Trust I) and its subsidiary (hereafter referred to as the “Fund”) at October 31, 2013, and the results of their operations, the changes in their net assets and the financial highlights for the period December 17, 2012 (commencement of operations) through October 31, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2013

24	J.P. MORGAN FUNDS	OCTOBER 31, 2013

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	171	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (effective 7/1/13); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	171	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present); Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	171	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	171	Director, Center for Communication, Hearing and Deafness (1990-present).

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	171	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	171	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	171	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	171	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	171	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

OCTOBER 31, 2013	J.P. MORGAN FUNDS	25

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	171	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	171	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	171	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	171	Trustee, The Victory Portfolios (2000-2008).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of the Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (171 funds), including JPMorgan Mutual Fund Group which liquidated effective November 29, 2012 and is in the process of winding up its affairs.

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Fund’s investment adviser, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

26	J.P. MORGAN FUNDS	OCTOBER 31, 2013

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**

Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	27

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2013, and continued to hold your shares at the end of the reporting period, October 31, 2013.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Commodities Strategy Fund
Class A
Actual	$1,000.00	$933.40	$5.90	1.21%
Hypothetical	1,000.00	1,019.11	6.16	1.21
Class C
Actual	1,000.00	930.50	8.37	1.72
Hypothetical	1,000.00	1,016.53	8.74	1.72
Class R6
Actual	1,000.00	934.90	4.00	0.82
Hypothetical	1,000.00	1,021.07	4.18	0.82
Select Class
Actual	1,000.00	934.90	4.73	0.97
Hypothetical	1,000.00	1,020.32	4.94	0.97

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

28	J.P. MORGAN FUNDS	OCTOBER 31, 2013

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2013, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 22, 2013.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Adviser on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information includes the Fund’s performance compared to the performance of the Fund’s peers and benchmarks and analyses by the Adviser of the Fund’s performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Fund’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Fund, expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of certain J.P. Morgan Funds with greater than two years of performance history in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Adviser and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	29

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services. The Board also reviewed the adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the adviser.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Fund benefits from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of the Fund. The Trustees also considered the complexity of investment management for the Fund relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees reviewed the Fund’s performance against its benchmark index and considered the performance information provided for the Fund at regular Board meetings by the Adviser. The performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance are summarized below:

The Trustees noted the performance of the Fund since its inception on December 17, 2012 as compared with that of its benchmark index. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund (“Universe Group”). The Trustees reviewed a description

30	J.P. MORGAN FUNDS	OCTOBER 31, 2013

of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

OCTOBER 31, 2013	J.P. MORGAN FUNDS	31

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase &
Co., 2013. All rights reserved. October 2013.

AN-CSTRAT-1013

J.P. Morgan Funds

Annual Report

October 31, 2013

JPMorgan Diversified Risk Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

J.P. Morgan Funds

CEO’S LETTER

December 4, 2013 (Unaudited)

Dear Shareholder:

Despite periods of
heightened volatility, developed market equities, in aggregate, posted outstanding returns for the twelve months ended October 31, 2013. For much of the period, stocks were supported by solid corporate earnings and robust demand from investors looking to generate higher returns in the low interest rate environment. While it signaled a potential policy shift, the U.S. Federal Reserve (“Fed”) continued to pursue its highly accommodative policies in an attempt to lower unemployment and spur the economy. Many central banks overseas also maintained accommodative monetary policies aimed at stimulating their economies. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. Elsewhere, the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012.

Positive investor sentiment was interrupted several times during the reporting period, triggered by a number of factors including uncertainties regarding the U.S. “fiscal cliff” and sequestration, geopolitical issues, the Fed’s plans to begin “tapering” its asset purchase program, the partial federal government shutdown and the raising of the debt ceiling. Yet, market declines proved to be only temporary setbacks. All told, U.S. stocks rose sharply and achieved record highs on a number of occasions during the twelve months ended October 31, 2013. Overseas, developed international stocks also rallied sharply, while emerging market equities generated less robust returns given concerns regarding China’s economy and rising U.S. interest rates.

U.S. Treasury Yields Rise Sharply

Talk
of Fed tapering negatively impacted the fixed income markets. U.S. Treasury security yields continued to be low from a historical perspective, but ended the period sharply higher than when the reporting period began. Still, U.S. Treasury yields fell from their reporting period peak in early September 2013 as the Fed chose to delay tapering its asset purchases. The yield for 10-year U.S. Treasury securities ended October 31, 2013 at 2.57%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.31% and 3.63%, respectively. Amid the rising interest rate environment, the overall U.S. fixed income market generated a negative return for the reporting period. High yield bonds (also known as
“junk bonds”), in contrast, posted a solid gain, whereas emerging market debt securities declined.

Maintaining a Long-Term
Perspective

While the global economy is far from robust, it is still on a growth path. Despite some recent mixed data, the expansion in the U.S. appears to be sustainable. In addition, Europe has finally emerged from its lengthy recession. Elsewhere, pro-growth initiatives in Japan have thus far yielded positive results. While growth in China has moderated, there have been some encouraging signs of late that its economy can avoid a “hard landing.”

We are encouraged by the stock market’s resiliency
despite periods of elevated volatility. In addition, equity market correlations appear to be moderating, which could create a more favorable environment for active managers. Also, given the overall weakness in the bond market, valuations in a number of fixed income sectors have become more attractive.

As the market’s periodic gyrations have demonstrated, it is critically important to maintain a long-term focus for your investment portfolio. Furthermore, having a well-diversified investment portfolio that is allocated among a number of asset classes can potentially lessen the impact of market declines.

1

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

2

JPMorgan Diversified Risk Fund

Fund Commentary

For the period February 12, 2013 (Fund
Inception Date) through October 31, 2013 (Unaudited)

Reporting Period Return:

Fund (Select Class Shares)*

4.53
%

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index

0.05
%

Diversifed Risk Composite Benchmark

4.86
%

Net Assets as of 10/31/2013

$
10,420,900

INVESTMENT OBJECTIVE**

The JPMorgan Diversified Risk Fund (the “Fund”) seeks to provide total return.

HOW
DID THE MARKET PERFORM?

The global financial markets experienced periods of volatility during the period from the Fund’s inception on
February 12, 2013 through October 31, 2013. This volatility was triggered by a number of factors, including mixed economic data, geopolitical issues, expectations for future central bank monetary policy and, in the U.S., the impact of the sequestration and partial government shutdown. Despite these headwinds, the global equity markets generated strong results given generally robust investor demand. In contrast, the fixed income market was weak overall given rising interest rates amid expectations that the U.S. Federal Reserve would begin tapering its asset purchase program.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S
PERFORMANCE?

The Fund (Select Class Shares) outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index for the period
February 12, 2013 through October 31, 2013 (the “reporting period”). The Fund’s portfolio generally consists of common and preferred stocks, convertible bonds, exchange-traded funds, real estate investment trusts, corporate bonds and cash, whereas the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that measures returns of three-month U.S. Treasury bills. Given the market’s general upward trend, the Fund’s portfolio outperformed three-month U.S. Treasury bills during the reporting period. However, the Fund (Select Class Shares) lagged the Diversified Risk Composite Benchmark (the “Composite Benchmark”)† for the reporting period.

The Fund’s positive absolute performance was driven by its equity-based return factors, which were all positive during the reporting period.
Traditional equity strategies benefited as the equity markets posted strong gains, partially driven by an improving outlook for global economic growth. The Fund’s alternative equity strategies were also positive, with momentum and value performing particularly well. The merger arbitrage strategy also generated a positive absolute return for the reporting period, as a high proportion of friendly merger deals—takeovers where both companies cooperate in deal negotiations –
were beneficial. Elsewhere, the Fund’s allocation to convertible bonds was positive for absolute performance. The convertible bond market generated strong results during the reporting period, in part driven by overall strong investor demand and relatively constrained supply.

On the downside, the Fund’s exposure to fixed income-based return factors, in aggregate, detracted from absolute performance. The largest detractor was the Fund’s allocation to emerging market debt, as the asset class struggled following the announcement by the U.S. Federal Reserve that it may begin tapering its asset purchase program sooner than previously anticipated. Finally, the Fund’s foreign exchange strategies were negative for its absolute performance. May 2013, in particular, saw dislocation in currency markets as currencies became vulnerable to corrections following rising yields.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers sought to achieve its investment objective by using a risk-parity approach to portfolio construction. However, rather than allocating across traditional asset classes, the managers have identified a set of market-driven investment return sources (return factors) that have a low correlation to each other and unique risk and return profiles. By employing a return factor-based allocation approach, whereby the managers seek to equally risk-weight the return factors within the portfolio, the managers believe they can construct a portfolio to better “diversify the risk” to which the Fund is exposed, while also providing enhanced risk-adjusted returns relative to a conventional asset allocation strategy. The managers sought to capture market-driven investment opportunities by using a proprietary investment model to allocate assets to alternative and traditional investment strategies in order to gain exposure to selected return factors.

†
The Diversified Risk Composite Benchmark is a composite benchmark of unmanaged indexes that correspond to the Fund’s expected volatility profile and consists of the JPMorgan Global Government Bond Index hedged to US dollars (70%) and the MSCI World Index hedged to US dollars (net of foreign withholding taxes) (30%).

3

RISK ALLOCATION AS OF 10/31/13

% of Risk

Asset Class / Strategy

Allocation ***

Convertible Bonds

8.23
%

Equity Market Neutral [1]

20.88

Equity Long

17.94

Event Driven [2]

5.36

Commodities / Currencies

10.98

Relative Value Fixed Income / Credit [3]

27.75

Real Estate Investment Trusts

8.86

TOP TEN LONG HOLDINGS OF THE PORTFOLIO (a) (b)

1 SPDR Barclays High Yield Bond ETF

4.3
%

2 SPDR Dow Jones Global Real Estate ETF

3.6

3 iShares JPMorgan USD Emerging Markets Bond Fund

3.5

4 Gemina SpA, (Italy)

0.7

5 Hudson City Bancorp, Inc.

0.6

6 Berry Petroleum Co.

0.5

7 Virginia Commerce Bancorp, Inc.

0.5

8 CapitalSource, Inc.

0.5

9 Elan Corp. plc, (Ireland)

0.4

10 Invensys plc, (United Kingdom)

0.4

TOP TEN SHORT HOLDINGS OF THE PORTFOLIO (a) (b)

1 Atlantia SpA, (Italy)

-0.7
%

2 Deutsche Wohnen AG, (Germany)

-0.4

3 Office Depot, Inc.

-0.4

4 Plains All American Pipeline LP

-0.4

5 Applied Materials, Inc.

-0.4

6 Umpqua Holdings Corp.

-0.4

7 M&T Bank Corp.

-0.4

8 PacWest Bancorp

-0.4

9 MB Financial, Inc.

-0.3

10 Provident New York Bancorp

-0.3

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**
The Adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***
Risk allocations are calculated as the standard deviation (volatility of an asset class) divided by the overall volatility of the Fund. Risk, as measured by standard deviation, shows how widely a set of values varies from the mean. It is a historical measure of the volatility of returns earned by the Fund. The percentages above represent the current risk allocation based on the Fund’s holdings as of
10/31/13 and are not representative of the targeted equal risk allocation across asset classes over the long-term. Holdings and allocations may vary over time.

1
Equity Market Neutral strategies involve simultaneous investing in equities (i.e. investing long) that the Adviser expects to increase in value and selling equities
(i.e. selling short) that the Adviser expects to decrease in value.

2
Event Driven strategies seek to profit from investing in securities of companies on the basis that a specific event or catalyst will affect future pricing.

3
Relative Value Fixed Income and Credit strategies seek to profit from exploiting mispricing of various fixed income or interest rate sensitive securities or developed and emerging market currencies which may be driven by market or macroeconomic factors.

(a)
Percentages indicated are based upon total investments plus the current value of the total net long and short positions within each Portfolio Swap as of
October 31, 2013. The Fund’s portfolio composition is subject to change.

(b)
The Fund has entered into Portfolio Swaps, which provide exposure equivalent to a portfolio of long and short securities. The percentages calculated in the tables above include the current values of the long or short positions within each Portfolio Swap as of October 31, 2013, as applicable.

4

JPMorgan Diversified Risk Fund (Unaudited)

TOTAL RETURNS AS OF OCTOBER 31, 2013

INCEPTION DATE OF CLASS

SINCE INCEPTION*

CLASS A SHARES

2/12/13

Without Sales Charge

4.33
%

With Sales Charge **

(0.38
)

CLASS C SHARES

2/12/13

Without CDSC

4.00

With CDSC ***

3.00

CLASS R6 SHARES

2/12/13

4.60

SELECT CLASS SHARES

2/12/13

4.53

*
Not annualized

**
Sales Charge for Class A Shares is 4.50%.

***
Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

5

JPMorgan Diversified Risk Fund (Unaudited)

The Fund commenced operations on February 12, 2013.

The graph illustrates comparative
performance for $1,000,000 invested in Select Class Shares of the JPMorgan Diversified Risk Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Diversified Risk Composite Benchmark from February 12, 2013 to October 31,
2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Diversified Risk
Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding
Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The Diversified Risk Composite Benchmark is a composite benchmark of unmanaged indexes that correspond to the Fund’s expected volatility profile and consists of the JPMorgan Global Government Bond Index hedged to US dollars (70%) and the MSCI World Index hedged to US dollars (net of foreign withholding taxes) (30%). The JPMorgan Global Government Bond Index hedged to US dollars is an unmanaged index representative of the total return performance in U.S. dollars on a hedged basis of major world bond markets. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Investors cannot invest directly in an index.

Select Class Shares
have a $1,000,000 minimum initial investment.

Since the Fund’s inception, it has not experienced any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the
Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk
and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United
States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6

JPMorgan Diversified Risk Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31,
2013

(Amounts in U.S. Dollars, unless otherwise noted)

SHARES

SECURITY DESCRIPTION

VALUE

Common Stocks — 10.6%

Consumer Discretionary — 2.3%

Auto Components — 0.1%

475

Cooper Tire & Rubber Co. (m)

12,355

Diversified Consumer Services — 0.6%

679

Mac-Gray Corp. (m)

14,313

3,362

Stewart Enterprises, Inc., Class A (m)

44,412

58,725

Hotels, Restaurants & Leisure — 0.5%

2,114

SHFL Entertainment, Inc. (a) (m)

49,003

Media — 0.4%

3,367

Belo Corp., Class A (m)

46,229

Multiline Retail — 0.5%

3,166

Saks, Inc. (a) (m)

50,624

Specialty Retail — 0.2%

509

Men’s Wearhouse, Inc. (The) (m)

21,531

Total Consumer Discretionary

238,467

Consumer Staples — 2.1%

Food & Staples Retailing — 0.5%

977

Harris Teeter Supermarkets, Inc. (m)

48,186

Food Products — 0.9%

3,559

Dole Food Co., Inc. (a) (m)

48,224

4,065

GrainCorp Ltd., (Australia), Class A (m)

47,395

95,619

Household Products — 0.4%

33,000

Vinda International Holdings Ltd., (Hong Kong) (m)

46,811

Personal Products — 0.3%

33,000

Magic Holdings International Ltd., (Hong Kong) (m)

26,049

Total Consumer Staples

216,665

Energy — 0.2%

Oil, Gas & Consumable Fuels — 0.2%

12,109

Novus Energy, Inc., (Canada) (a) (m)

13,240

956

Petrominerales Ltd., (Canada) (m)

10,993

Total Energy

24,233

Financials — 0.1%

Commercial Banks — 0.1%

358

Virginia Commerce Bancorp, Inc. (a) (m)

5,739

Health Care — 2.0%

Health Care Equipment & Supplies — 0.3%

1,107

MAKO Surgical Corp. (a) (m)

33,000

SHARES	SECURITY DESCRIPTION	VALUE
	Health Care Providers & Services — 0.2%
500	Celesio AG, (Germany) (m)	15,545

	Health Care Technology — 0.4%
2,000	Greenway Medical Technologies (a) (m)	40,700

	Life Sciences Tools & Services — 0.4%
609	Life Technologies Corp. (a) (m)	45,864

	Pharmaceuticals — 0.7%
234	Acino Holding AG, (Switzerland) (a) (m)	29,632
1,107	Hi-Tech Pharmacal Co., Inc. (m)	47,700

		77,332

	Total Health Care	212,441

	Industrials — 0.8%
	Construction & Engineering — 0.4%
27,138	Clough Ltd., (Australia) (a) (m)	37,250

	Professional Services — 0.1%
612	National Technical Systems, Inc. (a) (m)	14,008

	Trading Companies & Distributors — 0.3%
2,676	Edgen Group, Inc. (a) (m)	32,032

	Total Industrials	83,290

	Information Technology — 1.5%
	Communications Equipment — 0.3%
12,874	Tellabs, Inc. (m)	31,412

	Electronic Equipment, Instruments & Components — 0.2%
500	Molex, Inc. (m)	19,300

	Internet Software & Services — 0.4%
3,104	Active Network, Inc. (The) (a) (m)	44,822

	IT Services — 0.1%
1,744	Pactera Technology International Ltd., (China), ADR (a) (m)	12,313

	Software — 0.5%
2,074	AsiaInfo-Linkage, Inc., (China) (a) (m)	24,058
2,445	Compuware Corp. (m)	26,113

		50,171

	Total Information Technology	158,018

	Materials — 0.9%
	Chemicals — 0.4%
2,692	Zoltek Cos., Inc. (a) (m)	44,956

	Paper & Forest Products — 0.5%
12,938	Ainsworth Lumber Co. Ltd., (Canada) (a) (m)	48,891

	Total Materials	93,847

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

7

JPMorgan Diversified Risk Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — Continued
	Telecommunication Services — 0.3%
	Wireless Telecommunication Services — 0.3%
2,098	Leap Wireless International, Inc. (a) (m)	33,778

	Utilities — 0.4%
	Electric Utilities — 0.4%
1,822	NV Energy, Inc. (m)	43,254

	Total Common Stocks (Cost $1,117,181)	1,109,732

Exchange Traded Funds — 13.0%
	Fixed Income — 8.9%
3,754	iShares JPMorgan USD Emerging Markets Bond Fund (m)	418,008
12,615	SPDR Barclays High Yield Bond ETF (m)	512,547

	Total Fixed Income	930,555

	U.S. Equity — 4.1%
9,691	SPDR Dow Jones Global Real Estate ETF (m)	423,400

	Total Exchange Traded Funds (Cost $1,380,179)	1,353,955

Preferred Stocks — 1.0%
	Consumer Discretionary — 0.2%
	Auto Components — 0.1%
100	Goodyear Tire & Rubber Co. (The), 5.875%, 04/01/14 (a)	5,994

	Household Durables — 0.1%
100	Stanley Black & Decker, Inc., 4.750%, 11/17/15 (a)	12,770

	Total Consumer Discretionary	18,764

	Financials — 0.1%
	Insurance — 0.1%
250	MetLife, Inc., 5.000%, 03/26/14 (a)	7,183

	Real Estate Investment Trusts (REITs) — 0.0% (g)
49	Weyerhaeuser Co., 6.375%, 07/01/16 (a)	2,702

	Total Financials	9,885

	Information Technology — 0.1%
	Communications Equipment — 0.1%
8	Lucent Technologies Capital Trust I, 7.750%, 03/15/17 (a)	8,128

	Materials — 0.2%
	Metals & Mining — 0.2%
1,105	ArcelorMittal, (Luxembourg), 6.000%, 01/15/16 (a)	26,332

SHARES	SECURITY DESCRIPTION	VALUE
	Utilities — 0.4%
	Electric Utilities — 0.3%
127	NextEra Energy, Inc., 5.599%, 06/01/15 (a)	7,335
380	NextEra Energy, Inc., 5.889%, 09/01/15 (a)	21,531
100	PPL Corp., 8.750%, 05/01/14 (a)	5,280

		34,146

	Multi-Utilities — 0.1%
58	Dominion Resources, Inc., 6.000%, 07/01/16 (a)	3,145
58	Dominion Resources, Inc., 6.125%, 04/01/16	3,142

		6,287

	Total Utilities	40,433

	Total Preferred Stocks (Cost $102,136)	103,542

PRINCIPAL/ UNIT AMOUNT
Convertible Bonds — 11.3%
		Consumer Discretionary — 2.8%
		Auto Components — 0.5%
EUR	110	Cie Generale des Etablissements Michelin, (France), Series ML, Zero Coupon, 01/01/17	20,633
EUR	1007	Faurecia, (France), Series EO, Reg. S., 3.250%, 01/01/18	34,896

			55,529

		Automobiles — 0.3%
EUR	846	Peugeot S.A., (France), 4.450%, 01/01/16	29,898

		Hotels, Restaurants & Leisure — 0.6%
EUR	965	Club Mediterranee S.A., (France), Series CU, 6.110%, 11/01/15	23,042
EUR	240	Pierre & Vacances S.A., (France), Series VAC, 4.000%, 10/01/15	24,915
EUR	181	TUI AG, (Germany), Reg. S., 2.750%, 03/24/16	16,072

			64,029

		Household Durables — 0.5%
	7,000	KB Home, 1.375%, 02/01/19 Lennar Corp.,	6,921
	2,000	2.000%, 12/01/20 (e)	2,560
	12,000	3.250%, 11/15/21 (e)	20,063
	6,000	Meritage Homes Corp., 1.875%, 09/15/32	6,604
	12,000	Standard Pacific Corp., 1.250%, 08/01/32	14,910

			51,058

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

8

JPMorgan Diversified Risk Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL/ UNIT AMOUNT		SECURITY DESCRIPTION	VALUE
Convertible Bonds — Continued
		Internet & Catalog Retail — 0.4%
		priceline.com, Inc.,
	10,000	0.350%, 06/15/20 (e)	10,900
	21,000	1.000%, 03/15/18	27,812

			38,712

		Media — 0.5%
		Liberty Interactive LLC,
	20,000	0.750%, 03/30/43 (e)	23,900
	6,000	1.000%, 09/30/43 (e)	6,169
	4,000	Liberty Media Corp., 1.375%, 10/15/23 (e)	4,207
EUR	181	Publicis Groupe S.A., (France), Series PUB, 1.000%, 01/18/18	14,902

			49,178

		Textiles, Apparel & Luxury Goods — 0.0%
	5,000	Iconix Brand Group, Inc., 1.500%, 03/15/18 (e)	6,413

		Total Consumer Discretionary	294,817

		Consumer Staples — 0.4%
		Beverages — 0.1%
JPY	1,000,000	Asahi Group Holdings Ltd., (Japan), Zero Coupon, 05/26/28	13,348

		Food & Staples Retailing — 0.1%
JPY	1,000,000	Aeon Co. Ltd., (Japan), Series 7, 0.300%, 11/22/13	14,891

		Food Products — 0.2%
	6,000	Archer-Daniels-Midland Co., 0.875%, 02/15/14	6,237
JPY	1,000,000	Nippon Meat Packers, Inc., (Japan), Series 5, Zero Coupon, 03/03/14	11,469

			17,706

		Total Consumer Staples	45,945

		Energy — 0.8%
		Energy Equipment & Services — 0.3%
	7,000	Hornbeck Offshore Services, Inc., 1.500%, 09/01/19	8,868
EUR	151	Technip S.A., (France), Series TEC, Reg. S., 0.250%, 01/01/17	22,053

			30,921

		Oil, Gas & Consumable Fuels — 0.5%
	2,000	Chesapeake Energy Corp., 2.500%, 05/15/37	2,030
	14,000	Cobalt International Energy, Inc., 2.625%, 12/01/19	14,359
	37,000	Peabody Energy Corp., 4.750%, 12/15/41	30,617

			47,006

		Total Energy	77,927

PRINCIPAL/ UNIT AMOUNT		SECURITY DESCRIPTION	VALUE
		Financials — 2.9%
		Capital Markets — 0.5%
		Ares Capital Corp.,
	26,000	4.750%, 01/15/18 (e)	26,699
	13,000	4.875%, 03/15/17	13,568
	10,000	Prospect Capital Corp., 5.875%, 01/15/19 (e)	10,338

			50,605

		Commercial Banks — 0.3%
JPY	3,000,000	Bank of Kyoto Ltd. (The), (Japan), Series 2, Zero Coupon, 03/31/14	30,540

		Consumer Finance — 0.2%
	5,000	Encore Capital Group, Inc., 3.000%, 07/01/20 (e)	6,222
	18,000	Portfolio Recovery Associates, Inc., 3.000%, 08/01/20 (e)	21,060

			27,282

		Diversified Financial Services — 0.3%
EUR	121	Misarte, (France), Series PP, 3.250%, 01/01/16	29,548

		Insurance — 0.3%
EUR	78	AXA S.A., (France), Series CS, 3.750%, 01/01/17	29,066

		Real Estate Investment Trusts (REITs) — 1.3%
	26,000	Boston Properties LP, 3.625%, 02/15/14 (e)	26,341
	19,000	Extra Space Storage LP, 2.375%, 07/01/33 (e)	19,142
	5,000	Health Care REIT, Inc., 3.000%, 12/01/29	6,366
	17,000	ProLogis LP, 3.250%, 03/15/15	19,922
	5,000	Redwood Trust, Inc., 4.625%, 04/15/18	5,044
	10,000	Starwood Property Trust, Inc., 4.550%, 03/01/18	10,694
EUR	138	Unibail-Rodamco SE, (France), Series
		ULFP, Reg. S., 0.750%, 01/01/18	47,447

			134,956

		Total Financials	301,997

		Health Care — 1.3%
		Biotechnology — 0.2%
		BioMarin Pharmaceutical, Inc.,
	3,000	0.750%, 10/15/18	3,107
	3,000	1.500%, 10/15/20	3,079
		Cubist Pharmaceuticals, Inc.,
	3,000	1.125%, 09/01/18 (e)	3,244
	3,000	1.875%, 09/01/20 (e)	3,223

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

9

JPMorgan Diversified Risk Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL/
UNIT AMOUNT		SECURITY DESCRIPTION	VALUE
Convertible Bonds — Continued
		Biotechnology — Continued
	6,000	Medivation, Inc., 2.625%, 04/01/17	8,464

			21,117

		Health Care Equipment & Supplies — 0.3%
		Hologic, Inc.,
	6,000	Series 2012, SUB, 2.000%, 03/01/42	6,274
	4,000	Series 2010, SUB, 2.000%, 12/15/37	4,695
	11,000	Wright Medical Group, Inc., 2.000%, 08/15/17	13,832

			24,801

		Health Care Providers & Services — 0.2%
EUR	144	Orpea, (France), Series ORP, 1.750%, 01/01/20	9,696
	10,000	WellPoint, Inc., 2.750%, 10/15/42 (e)	12,987

			22,683

		Health Care Technology — 0.0% (g)
	3,000	Medidata Solutions, Inc., 1.000%, 08/01/18 (e)	3,636

		Life Sciences Tools & Services — 0.2%
	15,000	Illumina, Inc., 0.250%, 03/15/16 (e)	18,656

		Pharmaceuticals — 0.4%
	8,000	Auxilium Pharmaceuticals, Inc., 1.500%, 07/15/18	8,190
	13,000	Salix Pharmaceuticals Ltd., 1.500%, 03/15/19	17,022
	14,000	Teva Pharmaceutical Finance Co. LLC, Series C, 0.250%, 02/01/26	14,551

			39,763

		Total Health Care	130,656

		Industrials — 0.9%
		Airlines — 0.4%
EUR	2,987	Air France-KLM, (France), Reg. S., 2.030%, 02/15/23	43,817

		Electrical Equipment — 0.0% (g)
	2,000	SolarCity Corp., 2.750%, 11/01/18	2,291

		Machinery — 0.3%
CHF	25,000	Schindler Holding AG, (Switzerland), Series ALSN, Reg. S., 0.375%, 06/05/17	27,870

		Trading Companies & Distributors — 0.2%
	15,000	Air Lease Corp., 3.875%, 12/01/18	19,312

		Total Industrials	93,290

PRINCIPAL/
UNIT AMOUNT	SECURITY DESCRIPTION	VALUE
	Information Technology — 1.8%
	Computers & Peripherals — 0.2%
	SanDisk Corp.,
10,000	0.500%, 10/15/20 (e)	10,188
10,000	1.500%, 08/15/17	14,662

		24,850

	Internet Software & Services — 0.0% (g)
4,000	Web.com Group, Inc., 1.000%, 08/15/18	4,170

	Semiconductors & Semiconductor Equipment — 1.3%
	Intel Corp.,
26,000	2.950%, 12/15/35	29,396
23,000	3.250%, 08/01/39	30,087
34,000	Lam Research Corp., 0.500%, 05/15/16	39,589
	Micron Technology, Inc.,
2,000	Series E, 1.625%, 02/15/33 (e)	3,426
14,000	1.875%, 06/01/27	22,820
3,000	Xilinx, Inc., 3.125%, 03/15/37	4,714

		130,032

	Software — 0.3%
3,000	Concur Technologies, Inc., 0.500%, 06/15/18 (e)	3,540
4,000	NetSuite, Inc., 0.250%, 06/01/18 (e)	4,405
12,000	Salesforce.com, Inc., 0.250%,
	04/01/18 (e)	13,110
4,000	Take-Two Interactive Software, Inc., 1.000%, 07/01/18	4,425

		25,480

	Total Information Technology	184,532

	Materials — 0.4%
	Metals & Mining — 0.4%
12,000	Newmont Mining Corp., Series A, 1.250%, 07/15/14	12,090
18,000	Royal Gold, Inc., 2.875%, 06/15/19	17,111
13,000	United States Steel Corp., 2.750%, 04/01/19	15,990

	Total Materials	45,191

	Total Convertible Bonds (Cost $1,105,708)	1,174,355

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

10

JPMorgan Diversified Risk Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE
Short-Term Investment — 52.8%
	Investment Company — 52.6%
5,501,016	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $5,501,016)	5,501,016

	Total Investments — 88.7% (Cost $9,206,220)	9,242,600
	Other Assets in Excess of Liabilities — 11.3%	1,178,300

	NET ASSETS — 100.0%	$10,420,900

Percentages indicated are based on net assets.

Futures Contracts

				NET
			NOTIONAL	UNREALIZED
NUMBER OF		EXPIRATION	VALUE	APPRECIATION
CONTRACTS	DESCRIPTION	DATE	AT 10/31/13	(DEPRECIATION)
	Long Futures Outstanding
1	Euro Bund	12/06/13	192,801	5,874
2	Swiss Federal Bond	12/06/13	324,395	6,282
6	10 Year Australian Government Bond	12/16/13	660,835	7,679
7	10 Year Government of Canada Bond	12/18/13	881,839	20,991
10	10 Year U.S. Treasury Note	12/19/13	1,273,594	28,027
3	Long Gilt	12/27/13	535,183	9,306
	Short Futures Outstanding
(4)	10 Year Japanese Government Bond	12/10/13	(589,932)	(8,668)
(1)	E-mini S&P 500	12/20/13	(87,550)	(3,442)

				66,049

Forward Foreign Currency Exchange Contracts

								NET
								UNREALIZED
CONTRACTS			SETTLEMENT	SETTLEMENT		VALUE AT		APPRECIATION
TO BUY	CURRENCY	COUNTERPARTY	DATE	VALUE		10/31/13		(DEPRECIATION)
13,708	GBP
23,705	for AUD	Royal Bank of Canada	11/14/13	22,389	#	21,977	#	(412)

11,286	GBP
1,787,195	for JPY	Union Bank of Switzerland AG	11/14/13	18,176	#	18,095	#	(81)

417,335	AUD	Goldman Sachs International	11/14/13	384,572		394,166		9,594
22,654	AUD	Union Bank of Switzerland AG	11/14/13	20,441		21,397		956

37,521	BRL	State Street Bank & Trust †	11/14/13	16,028		16,707		679
145,257	BRL	Union Bank of Switzerland AG †	11/14/13	61,777		64,679		2,902

87,912	CAD	Goldman Sachs International	11/14/13	85,128		84,293		(835)
230,711	CAD	Union Bank of Switzerland AG	11/14/13	222,594		221,215		(1,379)
16,127	CAD	Westpac Banking Corp.	11/14/13	15,490		15,463		(27)

8,216	CHF	Credit Suisse International	11/14/13	8,916		9,056		140

34,030,800	CLP	State Street Bank & Trust †	11/14/13	65,193		66,320		1,127

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

11

JPMorgan Diversified Risk Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

						NET
						UNREALIZED
CONTRACTS			SETTLEMENT	SETTLEMENT	VALUE AT	APPRECIATION
TO BUY	CURRENCY	COUNTERPARTY	DATE	VALUE	10/31/13	(DEPRECIATION)
31,201,070	CLP	Union Bank of Switzerland AG †	11/14/13	60,762	60,806	44

390,221	CZK	Credit Suisse International	11/14/13	20,065	20,535	470

52,100	EUR	BNP Paribas	11/14/13	70,088	70,741	653
212,984	EUR	Credit Suisse International	11/14/13	282,936	289,187	6,251
50,100	EUR	Royal Bank of Canada	11/14/13	67,656	68,025	369
60,331	EUR	Societe Generale	11/14/13	79,833	81,917	2,084
18,145	EUR	Westpac Banking Corp.	11/14/13	25,018	24,637	(381)

7,356	GBP	BNP Paribas	11/14/13	11,501	11,793	292
167,974	GBP	Goldman Sachs International	11/14/13	261,515	269,309	7,794
63,225	GBP	Royal Bank of Canada	11/14/13	97,222	101,367	4,145

190,001,039	IDR	State Street Bank & Trust †	11/14/13	17,832	17,181	(651)
637,966,584	IDR	Union Bank of Switzerland AG †	11/14/13	59,409	57,688	(1,721)

65,416	ILS	Credit Suisse International	11/14/13	18,058	18,547	489

1,186,558	INR	State Street Bank & Trust †	11/15/13	19,138	19,006	(132)
3,678,973	INR	Union Bank of Switzerland AG †	11/15/13	58,836	58,928	92

2,191,310	JPY	BNP Paribas	11/14/13	22,126	22,287	161
4,376,280	JPY	Credit Suisse International	11/14/13	44,143	44,508	365

93,046,332	KRW	Union Bank of Switzerland AG †	11/14/13	84,523	87,198	2,675

200,585	MYR	Union Bank of Switzerland AG †	11/14/13	61,945	63,240	1,295

776,289	NOK	Credit Suisse International	11/14/13	127,412	130,352	2,940
589,186	NOK	Societe Generale	11/14/13	98,691	98,934	243
290,202	NOK	Westpac Banking Corp.	11/14/13	47,619	48,730	1,111

582,028	NZD	Goldman Sachs International	11/14/13	471,756	480,432	8,676

760,658	PHP	Union Bank of Switzerland AG †	11/14/13	17,200	17,542	342

2,092,798	RUB	Credit Suisse International †	11/14/13	64,510	65,136	626
2,175,400	RUB	State Street Bank & Trust †	11/14/13	64,938	67,707	2,769
475,040	RUB	Union Bank of Switzerland AG †	11/14/13	14,120	14,785	665

1,913,138	SEK	Societe Generale	11/14/13	289,370	295,158	5,788
576,290	SEK	Westpac Banking Corp.	11/14/13	88,022	88,909	887

155,611	TRY	Union Bank of Switzerland AG	11/14/13	78,651	77,815	(836)

660,473	TWD	Union Bank of Switzerland AG †	11/14/13	22,320	22,394	74

				3,667,919	3,728,162	60,243

						NET
						UNREALIZED
CONTRACTS			SETTLEMENT	SETTLEMENT	VALUE AT	APPRECIATION
TO SELL	CURRENCY	COUNTERPARTY	DATE	VALUE	10/31/13	(DEPRECIATION)
10,495	AUD	BNP Paribas	11/14/13	9,332	9,912	(580)
219,120	AUD	Royal Bank of Canada	11/14/13	197,385	206,954	(9,569)
12,689	AUD	Royal Bank of Scotland	11/14/13	11,328	11,985	(657)
161,363	AUD	Societe Generale	11/14/13	143,043	152,405	(9,362)

38,159	BRL	Union Bank of Switzerland AG †	11/14/13	15,822	16,991	(1,169)

74,619	CAD	BNP Paribas	11/14/13	71,634	71,548	86
16,127	CAD	Citibank, N.A.	11/14/13	15,276	15,463	(187)
6,944	CAD	Credit Suisse International	11/14/13	6,710	6,658	52
21,012	CAD	Deutsche Bank AG	11/14/13	20,300	20,147	153
285,864	CAD	Goldman Sachs International	11/14/13	270,875	274,098	(3,223)
294,769	CAD	Royal Bank of Canada	11/14/13	283,792	282,637	1,155
8,440	CAD	Union Bank of Switzerland AG	11/14/13	8,130	8,093	37

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

12

JPMorgan Diversified Risk Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

						NET
						UNREALIZED
CONTRACTS			SETTLEMENT	SETTLEMENT	VALUE AT	APPRECIATION
TO SELL	CURRENCY	COUNTERPARTY	DATE	VALUE	10/31/13	(DEPRECIATION)
16,760	CHF	Goldman Sachs International	11/14/13	18,587	18,474	113
10,055	CHF	Royal Bank of Canada	11/14/13	11,169	11,083	86
33,506	CHF	Union Bank of Switzerland AG	11/14/13	36,202	36,932	(730)

30,973,882	CLP	Credit Suisse International †	11/14/13	61,159	60,363	796
34,030,800	CLP	State Street Bank & Trust †	11/14/13	65,068	66,320	(1,252)

222,160	CZK	Citibank, N.A.	11/14/13	11,297	11,691	(394)
1,357,632	CZK	State Street Corp.	11/14/13	69,663	71,445	(1,782)

258,803	EUR	Credit Suisse International	11/14/13	343,744	351,400	(7,656)
7,023	EUR	Deutsche Bank AG	11/14/13	9,503	9,536	(33)
159,069	EUR	Goldman Sachs International	11/14/13	210,751	215,982	(5,231)
44,704	EUR	Morgan Stanley	11/14/13	60,473	60,698	(225)
169,857	EUR	Royal Bank of Canada	11/14/13	226,578	230,629	(4,051)
3,529	EUR	Societe Generale	11/14/13	4,709	4,792	(83)
2,350	EUR	Union Bank of Switzerland AG	11/14/13	3,175	3,190	(15)
16,598	EUR	Westpac Banking Corp.	11/14/13	22,101	22,537	(436)

22,761	GBP	BNP Paribas	11/14/13	35,161	36,492	(1,331)
2,501	GBP	Credit Suisse International	11/14/13	3,907	4,010	(103)
11,770	GBP	Deutsche Bank AG	11/14/13	19,104	18,871	233
3,143	GBP	Goldman Sachs International	11/14/13	4,896	5,038	(142)
93,735	GBP	Morgan Stanley	11/14/13	151,825	150,283	1,542
68,803	GBP	Royal Bank of Canada	11/14/13	106,930	110,310	(3,380)
130,072	GBP	Societe Generale	11/14/13	197,025	208,541	(11,516)
13,116	GBP	Westpac Banking Corp.	11/14/13	20,933	21,028	(95)

141,319	HKD	BNP Paribas	11/14/13	18,227	18,228	(1)
163,061	HKD	Royal Bank of Canada	11/14/13	21,032	21,032	— (h)
198,243	HKD	Royal Bank of Scotland	11/14/13	25,571	25,571	— (h)

164,331,055	IDR	Union Bank of Switzerland AG †	11/14/13	13,924	14,860	(936)

226,366	ILS	State Street Corp.	11/14/13	63,658	64,181	(523)
58,556	ILS	Union Bank of Switzerland AG	11/15/13	16,382	16,602	(220)

795,410	INR	Union Bank of Switzerland AG †	11/15/13	11,680	12,740	(1,060)

11,625,164	JPY	Royal Bank of Canada	11/14/13	118,566	118,232	334
24,887,738	JPY	Societe Generale	11/14/13	251,500	253,116	(1,616)
11,171,685	JPY	Union Bank of Switzerland AG	11/14/13	113,846	113,620	226
1,181,035	JPY	Westpac Banking Corp.	11/14/13	11,971	12,012	(41)

80,005,689	KRW	State Street Bank & Trust †	11/14/13	71,325	74,977	(3,652)
13,040,643	KRW	Union Bank of Switzerland AG †	11/14/13	11,653	12,221	(568)

201,019	MYR	Union Bank of Switzerland AG †	11/14/13	61,070	63,377	(2,307)

14,060	NOK	BNP Paribas	11/14/13	2,350	2,362	(12)
1,338,619	NOK	Credit Suisse International	11/14/13	224,968	224,778	190
276,142	NOK	Royal Bank of Canada	11/14/13	46,403	46,369	34
141,199	NOK	Union Bank of Switzerland AG	11/14/13	23,590	23,710	(120)

167,747	NZD	Union Bank of Switzerland AG	11/14/13	130,917	138,465	(7,548)

802,894	PHP	State Street Bank & Trust †	11/14/13	18,425	18,515	(90)
2,682,871	PHP	Union Bank of Switzerland AG †	11/14/13	61,733	61,869	(136)

2,650,440	RUB	Union Bank of Switzerland AG †	11/14/13	78,494	82,491	(3,997)

939,121	SEK	Union Bank of Switzerland AG	11/14/13	143,048	144,886	(1,838)

2,021,332	THB	Union Bank of Switzerland AG	11/14/13	64,615	64,898	(283)

30,733	TRY	Goldman Sachs International	11/14/13	15,049	15,368	(319)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

13

JPMorgan Diversified Risk Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

						NET
						UNREALIZED
CONTRACTS			SETTLEMENT	SETTLEMENT	VALUE AT	APPRECIATION
TO SELL	CURRENCY	COUNTERPARTY	DATE	VALUE	10/31/13	(DEPRECIATION)
2,135,160	TWD	State Street Bank & Trust †	11/14/13	71,362	72,394	(1,032)

348,031	TWD	Union Bank of Switzerland AG †	11/14/13	11,637	11,800	(163)

				4,450,583	4,535,210	(84,627)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 10/31/13 of the currency being sold, and the value at 10/31/13 is the U.S. dollar market value of the currency being purchased.

Return Swaps on Commodity Index

	REFERENCED	TERMINATION	NOTIONAL
SWAP COUNTERPARTY	OBLIGATION	DATE	VALUE	VALUE
Deutsche Bank AG	Dow Jones—UBS Commodity Index	11/15/13	509,710	(18,330)

Portfolio Swaps* Outstanding at October 31, 2013

		TERMINATION
COUNTERPARTY	DESCRIPTION	DATE	VALUE
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long and short positions and pays a specified LIBOR for long positions or Federal Funds floating rate for short positions, which is denominated in various foreign currencies based on the local currencies of the positions within the portfolio.	2/5/18	118,352
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long and short positions and pays a specified LIBOR for long positions or Federal Funds floating rate for short positions, which is denominated in various foreign currencies based on the local currencies of the positions within the portfolio.	2/5/18	45,576

Total			163,928

*	See the accompanying “Additional Information—Portfolio Swaps” for further details.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

14

JPMorgan Diversified Risk Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

NOTES TO CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR	—	American Depositary Receipt
AUD	—	Australian Dollar
BRL	—	Brazilian Real
CAD	—	Canadian Dollar
CHF	—	Swiss Franc
CLP	—	Chilean Peso
CZK	—	Czech Republic Krona
ETF	—	Exchange Traded Fund
EUR	—	Euro
GBP	—	British Pound
HKD	—	Hong Kong Dollar
IDR	—	Indonesian Rupiah
ILS	—	Israeli Shekel
INR	—	Indian Rupee
JPY	—	Japanese Yen
KRW	—	Korean Won
MYR	—	Malaysian Ringgit
NOK	—	Norwegian Krone
NZD	—	New Zealand Dollar
PHP	—	Philippine Peso
REIT	—	Real Estate Investment Trust.
Reg. S.	—	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
RUB	—	Russian Ruble
SEK	—	Swedish Krona
SPDR	—	Standard & Poor’s Depositary Receipts
SUB	—	Step-Up Bond. The interest rate shown is the rate in effect as of October 31, 2013.
THB	—	Thai Baht
TRY	—	Turkish Lira
TWD	—	Taiwan Dollar
USD	—	United States Dollar
(a)	—	Non-income producing security.
(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)	—	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(g)	—	Amount rounds to less than 0.1%.
(h)	—	Amount rounds to less than one (shares or dollars).
(l)	—	The rate shown is the current yield as of October 31, 2013.
(m)	—	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.
†	—	Non-deliverable forward. See note 2.B.(2) in the notes to consolidated financial statements.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the notes to consolidated financial statements are $202,682 and 2.19%, respectively.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

15

JPMorgan Diversified Risk Fund

ADDITIONAL INFORMATION – PORTFOLIO SWAPS

AS OF OCTOBER 31, 2013

PORTFOLIO SWAP	NOTIONAL	CURRENT
POSITIONS	VALUE($)[1]	VALUE($)[2]	VALUE($)[3]
Long Positions
Common Stocks
Consumer Discretionary — 7.5%
Auto Components— 2.3%
Cooper Tire & Rubber Co.	22,161	22,161	—
Dana Holding Corp.	19,972	19,972	—
Grammer AG, (Germany)	32,695	32,695	—
Lear Corp.	25,771	25,771	—
Leoni AG, (Germany)	25,906	25,906	—
Magna International, Inc., (Canada)	23,969	23,969	—
Plastic Omnium S.A., (France)	31,665	31,665	—
Standard Motor Products, Inc.	25,420	25,420	—
Tokai Rika Co., Ltd., (Japan)	23,201	23,201	—

	230,760	230,760	—

Distributors— 0.3%
Inchcape plc, (United Kingdom)	29,091	29,091	—

Diversified Consumer Services— 0.2%
Hillenbrand, Inc.	24,608	24,608	—

Hotels, Restaurants & Leisure— 0.6%
Flight Centre Ltd., (Australia)	24,041	24,041	—
Greene King plc, (United Kingdom)	23,324	23,324	—
Gtech Spa, (Italy)	24,978	24,978	—

	72,343	72,343	—

Household Durables— 0.6%
Barratt Developments plc, (United Kingdom)	22,315	22,315	—
Berkeley Group Holdings plc, (United Kingdom)	23,869	23,869	—
NACCO Industries, Inc.	20,851	20,851	—

	67,035	67,035	—

Internet & Catalog Retail— 0.3%
Home Retail Group plc, (United Kingdom)	26,475	26,475	—

Media— 2.1%
Cogeco Cable, Inc., (Canada)	22,034	22,034	—
Corus Entertainment, Inc., (Canada)	22,793	22,793	—
Gannett Co., Inc. (a)	26,453	26,453	—
Gray Television, Inc.	30,048	30,048	—
ITV plc, (United Kingdom)	23,703	23,703	—
Metropole Television S.A., (France)	25,262	25,262	—

PORTFOLIO SWAP	NOTIONAL	CURRENT
POSITIONS	VALUE($)[1]	VALUE($)[2]	VALUE($)[3]
Consumer Discretionary — Continued
Trinity Mirror plc, (United Kingdom)	30,571	30,571	—
Valassis Communications, Inc.	20,082	20,082	—
Viacom, Inc.	23,821	23,821	—

	224,767	224,767	—

Multiline Retail— 0.4%
Debenhams plc, (United Kingdom)	23,410	23,410	—
Macy’s, Inc.	21,303	21,303	—

	44,713	44,713	—

Specialty Retail— 0.7%
Big 5 Sporting Goods Corp.	20,404	20,404	—
Destination Maternity Corp.	25,117	25,117	—
WH Smith plc, (United Kingdom)	25,831	25,831	—

	71,352	71,352	—

Total Consumer Discretionary	791,144	791,144	—

Consumer Staples — 3.4%
Food & Staples Retailing— 1.8%
Andersons, Inc. (The)	24,628	24,628	—
CVS Caremark Corp.	19,861	19,861	—
Delhaize Group SA, (Belgium)	22,601	22,601	—
Empire Co., Ltd., (Canada)	21,282	21,282	—
J Sainsbury plc, (United Kingdom)	23,045	23,045	—
Jean Coutu Group PJC, Inc.
(The), (Canada)	22,007	22,007	—
Kroger Co. (The)	21,634	21,634	—
Matsumotokiyoshi Holdings Co., Ltd., (Japan)	23,564	23,564	—
SUPERVALU Inc	21,020	21,020	—

	199,642	199,642	—

Food Products— 1.0%
Fresh Del Monte Produce, Inc.	20,474	20,474	—
Pilgrim’s Pride Corp.	20,419	20,419	—
Sanderson Farms, Inc.	21,997	21,997	—
Tootsie Roll Industries, Inc.	22,944	22,944	—
Tyson Foods, Inc.	20,808	20,808	—

	106,642	106,642	—

Household Products— 0.2%
Energizer Holdings, Inc. (a)	20,799	20,799	—

Personal Products— 0.2%
Herbalife Ltd., (Cayman Islands)	23,465	23,465	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

16

JPMorgan Diversified Risk Fund

ADDITIONAL INFORMATION – PORTFOLIO SWAPS

AS OF OCTOBER 31, 2013 (continued)

PORTFOLIO SWAP	NOTIONAL	CURRENT
POSITIONS	VALUE($)[1]	VALUE($)[2]	VALUE($)[3]
Consumer Staples — Continued
Tobacco— 0.2%
Universal Corp.	19,462	19,462	—

Total Consumer Staples	370,010	370,010	—

Energy — 4.9%
Energy Equipment & Services— 1.6%
Bristow Group, Inc.	26,877	26,877	—
Enerflex Ltd., (Canada)	22,000	22,000	—
Helmerich & Payne, Inc.	26,522	26,522	—
Oceaneering International, Inc.	28,426	28,426	—
ShawCor Ltd., (Canada)	22,322	22,322	—
Total Energy Services, Inc., (Canada)	27,531	27,531	—

	153,678	153,678	—

Oil, Gas & Consumable Fuels— 3.3%
Beach Energy Ltd., (Australia)	28,482	28,482	—
Chevron Corp.	20,633	20,633	—
Delek US Holdings, Inc.	19,750	19,750	—
HollyFrontier Corp.	24,228	24,228	—
Marathon Petroleum Corp.	17,987	17,987	—
Neste Oil OYJ, (Finland)	19,896	19,896	—
OMV AG, (Austria)	21,478	21,478	—
Parkland Fuel Corp., (Canada)	23,534	23,534	—
Repsol SA, (Spain)	24,551	24,551	—
Ship Finance International Ltd., (Bermuda)	20,903	20,903	—
Showa Shell Sekiyu KK, (Japan)	22,510	22,510	—
Soco International plc, (United Kingdom) (a)	22,586	22,586	—
Tesoro Corp.	19,067	19,067	—
Valero Energy Corp.	20,791	20,791	—
Western Refining, Inc.	20,911	20,911	—
Woodside Petroleum Ltd., (Australia)	23,005	23,005	—

	350,312	350,312	—

Total Energy	503,990	503,990	—

Financials — 4.6%
Capital Markets— 0.2%
Close Brothers Group plc, (United Kingdom)	22,656	22,656	—

Commercial Banks— 0.7%
Fifth Third Bancorp	23,546	23,546	—
First Interstate Bancsystem, Inc.	27,721	27,721	—
Yamaguchi Financial Group, Inc., (Japan)	18,774	18,774	—

PORTFOLIO SWAP	NOTIONAL	CURRENT
POSITIONS	VALUE($)[1]	VALUE($)[2]	VALUE($)[3]
Financials — Continued
	70,041	70,041	—

Consumer Finance— 0.5%
Discover Financial Services	23,917	23,917	—
Nelnet, Inc.	25,535	25,535	—

	49,452	49,452	—

Insurance— 2.9%
Ageas, (Belgium)	25,063	25,063	—
AXA S.A., (France)	28,639	28,639	—
Axis Capital Holdings Ltd., (Bermuda)	23,995	23,995	—
Beazley plc, (Ireland)	22,646	22,646	—
CNO Financial Group, Inc.	29,212	29,212	—
Hannover Rueck SE, (Germany)	19,976	19,976	—
Helvetia Holding AG, (Switzerland)	24,015	24,015	—
Horace Mann Educators Corp.	21,246	21,246	—
Muenchener
Rueckversicherungs AG, (Germany)	21,325	21,325	—
PartnerRe Ltd., (Bermuda) (a)	25,654	25,654	—
Protective Life Corp.	25,206	25,206	—
Swiss Re AG, (Switzerland) (a)	23,394	23,394	—
Symetra Financial Corp.	23,787	23,787	—

	314,158	314,158	—

Real Estate Management &
Development— 0.1%
GSW Immobilien AG, (Germany)	12,690	12,690	—

Thrifts & Mortgage Finance— 0.2%
Paragon Group of Cos plc, (United Kingdom)	24,061	24,061	—

Total Financials	493,058	493,058	—

Health Care — 4.3%
Biotechnology— 0.3%
Amgen, Inc. (a)	26,944	26,944	—

Health Care Equipment & Supplies— 0.6%
Cooper Cos Inc. (The)	24,421	24,421	—
Draegerwerk AG & Co. KGaA, (Germany)	19,077	19,077	—
STERIS Corp.	23,725	23,725	—

	67,223	67,223	—

Health Care Providers & Services— 1.2%
Celesio AG, (Germany)	32,513	32,513	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

17

JPMorgan Diversified Risk Fund

ADDITIONAL INFORMATION – PORTFOLIO SWAPS

AS OF OCTOBER 31, 2013 (continued)

PORTFOLIO SWAP	NOTIONAL	CURRENT
POSITIONS	VALUE($)[1]	VALUE($)[2]	VALUE($)[3]
Health Care — Continued
Chemed Corp.	17,498	17,498	—
Cigna Corp.	26,019	26,019	—
McKesson Corp.	24,545	24,545	—
Omnicare, Inc.	22,998	22,998	—

	123,573	123,573	—

Life Sciences Tools & Services— 0.4%
Life Technologies Corp. (a)	18,598	18,598	—
Lonza Group AG, (Switzerland) (a)	23,806	23,806	—

	42,404	42,404	—

Pharmaceuticals— 1.8%
Ipsen S.A., (France)	26,250	26,250	—
Kissei Pharmaceutical Co., Ltd., (Japan)	25,383	25,383	—
Merck KGaA, (Germany)	22,000	22,000	—
Recordati SpA, (Italy)	25,694	25,694	—
Roche Holding AG, (Switzerland)	20,520	20,520	—
Rohto Pharmaceutical Co., Ltd., (Japan)	29,025	29,025	—
Stada Arzneimittel AG, (Germany)	29,702	29,702	—
	178,574	178,574	—

Total Health Care	438,718	438,718	—

Industrials — 9.1%
Aerospace & Defense— 1.6%
AAR Corp.	28,167	28,167	—
BAE Systems plc, (United Kingdom)	25,384	25,384	—
Exelis, Inc.	25,164	25,164	—
Northrop Grumman Corp.	30,533	30,533	—
Raytheon Co.	29,077	29,077	—
Thales S.A., (France)	28,587	28,587	—

	166,912	166,912	—

Airlines— 0.2%
Republic Airways Holdings, Inc.	22,135	22,135	—

Commercial Services & Supplies— 2.3%
ABM Industries Inc	26,107	26,107	—
Berendsen plc, (United Kingdom)	23,149	23,149	—
Consolidated Graphics Inc	26,533	26,533	—
Deluxe Corp.	24,110	24,110	—
Kimball International Inc	26,337	26,337	—
Mineral Resources Ltd., (Australia)	22,616	22,616	—
Quad/Graphics, Inc.	25,980	25,980	—
Transcontinental, Inc., (Canada)	27,195	27,195	—

PORTFOLIO SWAP	NOTIONAL	CURRENT
POSITIONS	VALUE($)[1]	VALUE($)[2]	VALUE($)[3]
Industrials — Continued
United Stationers, Inc.	24,781	24,781	—

	226,808	226,808	—

Construction & Engineering— 1.8%
Eiffage S.A., (France)	23,434	23,434	—
Forge Group Ltd., (Australia)	18,602	18,602	—
Implenia AG, (Switzerland) (a)	25,770	25,770	—
Interserve plc, (United Kingdom)	27,329	27,329	—
Keller Group plc, (United Kingdom)	27,133	27,133	—
NRW Holdings Ltd., (Australia)	23,674	23,674	—
Vinci S.A., (France)	29,199	29,199	—
	175,141	175,141	—

Electrical Equipment— 0.3%
EnerSys Inc	27,933	27,933	—

Industrial Conglomerates— 0.2%
Sonae, (Portugal)	24,792	24,792	—

Machinery— 1.8%
Bucher Industries AG, (Switzerland)	25,701	25,701	—
CKD Corp., (Japan)	22,187	22,187	—
Danieli & C Officine Meccaniche SpA, (Italy)	25,779	25,779	—
Georg Fischer AG, (Switzerland) (a)	28,930	28,930	—
I.M.A. Industria Macchine Automatic, (Italy)	29,554	29,554	—
Jungheinrich Group, (Germany)	22,559	22,559	—
Kadant, Inc.	24,201	24,201	—

	178,911	178,911	—

Professional Services— 0.2%
ICF International Inc	24,026	24,026	—

Trading Companies & Distributors— 0.5%
Lavendon Group plc, (United Kingdom)	23,459	23,459	—
Wakita & Co., Ltd., (Japan)	25,974	25,974	—

	49,433	49,433	—

Transportation Infrastructure— 0.2%
BBA Aviation plc, (United Kingdom)	24,681	24,681	—

Total Industrials	920,772	920,772	—

Information Technology — 5.6%
Communications Equipment— 0.3%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

18

JPMorgan Diversified Risk Fund

ADDITIONAL INFORMATION — PORTFOLIO SWAPS

AS OF OCTOBER 31, 2013 (continued)

PORTFOLIO SWAP	NOTIONAL	CURRENT
POSITIONS	VALUE($)[1]	VALUE($)[2]	VALUE($)[3]
Information Technology — Continued
Pace plc, (United Kingdom)	27,798	27,798	—

Computers & Peripherals— 1.0%
Cray, Inc.	21,734	21,734	—
Seagate Technology plc, (Ireland)	28,094	28,094	—
Synaptics, Inc.	27,098	27,098	—
Western Digital Corp.	24,301	24,301	—

	101,227	101,227	—

Electronic Equipment, Instruments & Components— 1.8%
Arrow Electronics, Inc.	22,569	22,569	—
Barco NV, (Belgium)	18,351	18,351	—
Benchmark Electronics, Inc.	22,594	22,594	—
Flextronics International Ltd., (Singapore) (a)	18,873	18,873	—
Littelfuse, Inc.	26,274	26,274	—
Molex, Inc.	28,273	28,273	—
Sanmina Corp.	20,886	20,886	—
Toyo Corp/Chuo-ku, (Japan)	20,045	20,045	—

	177,865	177,865	—

Internet Software & Services— 0.3%
j2 Global, Inc.	28,535	28,535	—

IT Services— 0.9%
Alten S.A., (France)	22,672	22,672	—
Computacenter plc	31,881	31,881	—
DST Systems, Inc.	24,329	24,329	—
Total System Services Inc	24,968	24,968	—

	103,850	103,850	—

Semiconductors & Semiconductor
Equipment— 0.7%
Brooks Automation, Inc.	21,844	21,844	—
CSR plc, (United Kingdom)	24,401	24,401	—
Lam Research Corp. (a)	27,024	27,024	—

	73,269	73,269	—

Software— 0.6%
Micro Focus International plc	23,763	23,763	—
Symantec Corp.	19,319	19,319	—
UBISOFT Entertainment, (France) (a)	23,969	23,969	—

	67,051	67,051	—

Total Information
Technology	579,595	579,595	—

Materials — 6.1%
Chemicals— 1.8%
CF Industries Holdings, Inc.	24,363	24,363	—
Denki Kagaku Kogyo KK, (Japan)	25,018	25,018	—

PORTFOLIO SWAP	NOTIONAL	CURRENT
POSITIONS	VALUE($)[1]	VALUE($)[2]	VALUE($)[3]
Materials — Continued
FutureFuel Corp.	26,045	26,045	—
Minerals Technologies Inc	29,221	29,221	—
PPG Industries, Inc.	24,648	24,648	—
Quaker Chemical Corp.	27,631	27,631	—
Tikkurila Oyj, (Finland)	26,308	26,308	—

	183,234	183,234	—

Containers & Packaging— 1.6%
Bemis Co., Inc.	19,910	19,910	—
Cascades, Inc., (Canada)	23,894	23,894	—
Greif, Inc.	22,412	22,412	—
Intertape Polymer Group, Inc., (Canada)	26,859	26,859	—
Packaging Corp of America	28,649	28,649	—
Smurfit Kappa Group plc, (Ireland)	23,623	23,623	—
Sonoco Products Co.	24,018	24,018	—

	169,365	169,365	—

Metals & Mining— 1.2%
Aurubis AG, (Germany)	20,790	20,790	—
BC Iron Ltd., (Australia)	29,458	29,458	—
Nevsun Resources Ltd., (Canada)	21,321	21,321	—
NV Bekaert SA, (Belgium)	26,058	26,058	—
Steel Dynamics, Inc.	24,693	24,693	—

	122,320	122,320	—

Paper & Forest Products— 1.5%
Altri SGPS S.A., (Portugal)	26,576	26,576	—
Mondi plc, (United Kingdom)	27,518	27,518	—
Norbord, Inc., (Canada)	19,163	19,163	—
PH Glatfelter Co.	23,056	23,056	—
Schweitzer-Mauduit
International, Inc.	29,455	29,455	—
Stora Enso OYJ, (Finland)	23,419	23,419	—

	149,187	149,187	—

Total Materials	624,106	624,106	—

Telecommunication Services —1.3%
Diversified Telecommunication Services— 0.6%
QSC AG, (Germany)	22,341	22,341	—
TPG Telecom Ltd., (Australia)	24,625	24,625	—
Vonage Holdings Corp.	24,454	24,454	—

	71,420	71,420	—

Wireless Telecommunication Services— 0.7%
Freenet AG, (Germany) (a)	22,186	22,186	—
KDDI Corp., (Japan)	27,001	27,001	—
USA Mobility, Inc.	23,499	23,499	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

19

JPMorgan Diversified Risk Fund

ADDITIONAL INFORMATION — PORTFOLIO SWAPS

AS OF OCTOBER 31, 2013 (continued)

PORTFOLIO SWAP	NOTIONAL	CURRENT
POSITIONS	VALUE($)[1]	VALUE($)[2]	VALUE($)[3]
Telecommunication Services — Continued
	72,686	72,686	—

Total Telecommunication Services	144,106	144,106	—

Utilities — 2.2%
Electric Utilities— 0.8%
IDACORP, Inc.	24,871	24,871	—
NV Energy, Inc.	22,885	22,885	—
Pinnacle West Capital Corp. (a)	18,770	18,770	—
UNS Energy Corp.	20,039	20,039	—

	86,565	86,565	—

Gas Utilities— 0.6%
AGL Resources, Inc.	24,983	24,983	—
Enagas SA, (Spain)	21,258	21,258	—
Gas Natural SDG SA, (Spain)	24,329	24,329	—

	70,570	70,570	—

Multi-Utilities— 0.8%
DTE Energy Co.	24,061	24,061	—
Public Service Enterprise
Group, Inc.	18,793	18,793	—
TECO Energy, Inc.	22,269	22,269	—
Vectren Corp.	19,031	19,031	—

	84,154	84,154	—

Total Utilities	241,289	241,289	—

Total Long Positions of Portfolio Swap	5,106,788	5,106,788	—

Short Positions
Common Stocks
Consumer Discretionary —4.9%
Auto Components— 0.1%
ElringKlinger AG, (Germany)	12,559	12,559	—

Automobiles— 0.1%
Fiat SpA, (Italy) (a)	11,015	11,015	—

Hotels, Restaurants & Leisure— 1.5%
BJ’s Restaurants, Inc.	13,395	13,395	—
Buffalo Wild Wings, Inc.	16,112	16,112	—
Choice Hotels International, Inc.	17,611	17,611	—
Domino’s Pizza Group plc, (United Kingdom)	14,486	14,486	—
InterContinental Hotels
Group plc, (United Kingdom)	12,084	12,084	—

PORTFOLIO SWAP	NOTIONAL	CURRENT
POSITIONS	VALUE($)[1]	VALUE($)[2]	VALUE($)[3]
Consumer Discretionary — Continued
Marriott International, Inc./DE	12,983	12,983	—
Melia Hotels International SA, (Spain)	15,115	15,115	—
Orient-Express Hotels Ltd., (Bermuda)	16,598	16,598	—
Panera Bread Co.	15,002	15,002	—
Penn National Gaming, Inc.	16,909	16,909	—
Sodexo, (France)	14,049	14,049	—

	164,344	164,344	—

Household Durables— 0.2%
Panasonic Corp, (Japan)	13,022	13,022	—
Toll Brothers, Inc. (a)	12,527	12,527	—

	25,549	25,549	—

Internet & Catalog Retail— 0.4%
Amazon.com, Inc. (a)	16,381	16,381	—
Netflix, Inc.	15,157	15,157	—

	31,538	31,538	—

Media— 0.6%
Clear Channel Outdoor
Holdings, Inc.	14,085	14,085	—
DreamWorks Animation
SKG, Inc.	14,244	14,244	—
Imax Corp, (Canada) (a)	17,803	17,803	—
Liberty Global plc, (United
Kingdom) (a)	15,728	15,728	—

	61,860	61,860	—

Multiline Retail— 0.2%
JC Penney Co., Inc.	15,413	15,413	—

Specialty Retail— 1.0%
Aeropostale, Inc.	17,233	17,233	—
ARB Corp Ltd., (Australia)	14,953	14,953	—
Dufry AG, (Switzerland) (a)	14,591	14,591	—
Inditex SA, (Spain)	15,127	15,127	—
Sally Beauty Holdings, Inc.	15,897	15,897	—
SuperGroup plc, (United Kingdom) (a)	13,496	13,496	—
Yamada Denki Co., Ltd., (Japan)	17,060	17,060	—

	108,357	108,357	—

Textiles, Apparel & Luxury Goods— 0.8%
Fifth & Pacific Cos, Inc.	13,272	13,272	—
Gerry Weber International
AG, (Germany)	12,009	12,009	—
LVMH Moet Hennessy
Louis Vuitton S.A., (France)	14,267	14,267	—
Puma SE, (Germany)	11,555	11,555	—
Quiksilver, Inc.	19,111	19,111	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

20

JPMorgan Diversified Risk Fund

ADDITIONAL INFORMATION — PORTFOLIO SWAPS

AS OF OCTOBER 31, 2013 (continued)

PORTFOLIO SWAP POSITIONS	NOTIONAL VALUE($)[1]	CURRENT VALUE($)[2]	VALUE($)[3]
Consumer Discretionary — Continued
Under Armour, Inc.	15,743	15,743	—

	85,957	85,957	—

Total Consumer
Discretionary	516,592	516,592	—

Consumer Staples — 2.7%
Beverages— 0.7%
Coca-Cola Amatil Ltd., (Australia)	13,302	13,302	—
Davide Campari-Milano SpA, (Italy)	11,889	11,889	—
Diageo plc, (United Kingdom)	12,553	12,553	—
Heineken NV, (Netherlands)	16,307	16,307	—
Pernod Ricard S.A., (France)	14,810	14,810	—
Remy Cointreau S.A., (France)	14,022	14,022	—

	82,883	82,883	—

Food & Staples Retailing— 0.6%
Fresh Market, Inc. (The)	15,782	15,782	—
Jeronimo Martins SGPS S.A., (Portugal)	15,370	15,370	—
Pricesmart, Inc.	19,913	19,913	—

	51,065	51,065	—

Food Products— 1.1%
Associated British Foods plc, (United Kingdom)	19,710	19,710	—
Barry Callebaut AG, (Switzerland) (a)	13,511	13,511	—
Boulder Brands, Inc.	14,210	14,210	—
Hillshire Brands Co.	16,645	16,645	—
Kagome Co., Ltd., (Japan)	15,596	15,596	—
Mead Johnson Nutrition Co.	16,169	16,169	—
Nestle S.A., (Switzerland)	12,363	12,363	—

	108,204	108,204	—

Personal Products— 0.2%
Avon Products, Inc.	13,510	13,510	—
Beiersdorf AG, (Germany)	13,440	13,440	—

	26,950	26,950	—

Tobacco— 0.1%
Vector Group Ltd.	12,888	12,888	—

Total Consumer Staples	281,990	281,990	—

Energy — 2.8%
Oil, Gas & Consumable Fuels— 2.8%
Approach Resources, Inc.	17,819	17,819	—
Bill Barrett Corp.	19,729	19,729	—
Cairn Energy plc, (United Kingdom) (a)	16,758	16,758	—
Cheniere Energy, Inc.	21,890	21,890	—

PORTFOLIO SWAP POSITIONS	NOTIONAL VALUE($)[1]	CURRENT VALUE($)[2]	VALUE($)[3]
Energy — Continued
Concho Resources, Inc.	15,485	15,485	—
Galp Energia SGPS S.A., (Portugal)	12,678	12,678	—
Goodrich Petroleum Corp.	13,777	13,777	—
Karoon Gas Australia Ltd., (Australia) (a)	14,713	14,713	—
Kosmos Energy Ltd., (Bermuda)	16,022	16,022	—
Laredo Petroleum Holdings, Inc.	16,584	16,584	—
Paladin Energy Ltd., (Australia) (a)	16,843	16,843	—
Paramount Resources Ltd., (Canada) (a)	12,371	12,371	—
QEP Resources, Inc.	17,919	17,919	—
Swift Energy Co.	13,116	13,116	—
Teekay Corp., (Bermuda)	16,590	16,590	—
Tullow Oil plc, (United Kingdom)	11,325	11,325	—
WPX Energy, Inc.	15,365	15,365	—

	268,984	268,984	—

Total Energy	268,984	268,984	—

Financials — 3.8%
Capital Markets— 0.4%
Hargreaves Lansdown plc, (United Kingdom)	18,256	18,256	—
Partners Group Holding AG, (Switzerland)	17,331	17,331	—

	35,587	35,587	—

Commercial Banks— 0.4%
Commerzbank AG, (Germany) (a)	18,548	18,548	—
Royal Bank of Scotland Group plc, (United Kingdom) (a)	12,432	12,432	—
TCF Financial Corp.	12,964	12,964	—

	43,944	43,944	—

Insurance— 0.2%
Standard Life plc, (United Kingdom)	16,137	16,137	—

Real Estate Investment Trusts (REITs)— 1.2%
AvalonBay Communities, Inc.	12,505	12,505	—
Hersha Hospitality Trust	15,309	15,309	—
Hudson Pacific Properties, Inc.	12,414	12,414	—
Intu Properties plc, (United Kingdom)	17,194	17,194	—
Londonmetric Property plc, (United Kingdom)	17,617	17,617	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

21

JPMorgan Diversified Risk Fund

ADDITIONAL INFORMATION – PORTFOLIO SWAPS

AS OF OCTOBER 31, 2013 (continued)

PORTFOLIO SWAP POSITIONS	NOTIONAL VALUE($)[1]	CURRENT VALUE($)[2]	VALUE($)[3]
Financials — Continued
Macerich Co. (The)	11,842	11,842	—
Shaftesbury plc, (United Kingdom)	12,199	12,199	—
Strategic Hotels & Resorts, Inc.	15,660	15,660	—

	114,740	114,740	—

Real Estate Management & Development— 1.3%
Conwert Immobilien Invest SE, (Austria) (a)	13,636	13,636	—
Deutsche Wohnen AG, (Germany)	13,037	13,037	—
Forest City Enterprises, Inc.	17,829	17,829	—
Kennedy-Wilson Holdings, Inc.	17,274	17,274	—
Mitsubishi Estate Co., Ltd., (Japan)	28,445	28,445	—
Mobimo Holding AG, (Switzerland) (a)	16,307	16,307	—
St Joe Co. (The)	11,407	11,407	—
Swiss Prime Site AG, (Switzerland) (a)	11,618	11,618	—

	129,553	129,553	—

Thrifts & Mortgage Finance— 0.3%
MGIC Investment Corp.	16,695	16,695	—
Radian Group, Inc.	12,822	12,822	—

	29,517	29,517	—

Total Financials	369,478	369,478	—

Health Care — 0.3%
Biotechnology— 0.3%
3-D Matrix Ltd., (Japan) (a)	13,526	13,526	—
Ariad Pharmaceuticals, Inc.	8,470	8,470	—
Vertex Pharmaceuticals, Inc.	14,127	14,127	—

	36,123	36,123	—

Total Health Care	36,123	36,123	—

Industrials — 5.3%
Aerospace & Defense— 0.3%
Finmeccanica SpA, (Italy) (a)	16,409	16,409	—
MTU Aero Engines AG, (Germany)	14,070	14,070	—

	30,479	30,479	—

Air Freight & Logistics— 0.1%
Panalpina Welttransport Holding AG, (Switzerland)	14,915	14,915	—

Airlines— 0.3%
United Continental Holdings, Inc.	16,669	16,669	—

PORTFOLIO SWAP POSITIONS	NOTIONAL VALUE($)[1]	CURRENT VALUE($)[2]	VALUE($)[3]
Industrials — Continued
Virgin Australia Holdings Ltd., (Australia) (a)	13,392	13,392	—

	30,061	30,061	—

Building Products— 0.1%
Armstrong World Industries, Inc.	12,289	12,289	—

Commercial Services & Supplies— 1.1%
Aggreko plc, (United Kingdom)	17,577	17,577	—
Clean Harbors, Inc.	13,400	13,400	—
Copart, Inc.	15,857	15,857	—
Edenred, (France)	12,431	12,431	—
Interface, Inc.	13,770	13,770	—
Iron Mountain, Inc. (a)	12,447	12,447	—
Rentokil Initial plc, (United Kingdom)	12,550	12,550	—
Ritchie Bros Auctioneers, Inc., (Canada)	17,296	17,296	—

	115,328	115,328	—

Construction & Engineering— 0.4%
Hochtief AG, (Germany)	14,849	14,849	—
Obayashi Corp, (Japan)	12,753	12,753	—
SNC-Lavalin Group, Inc., (Canada)	13,782	13,782	—
Strabag SE, (Austria)	14,509	14,509	—

	55,893	55,893	—

Electrical Equipment— 0.3%
Areva S.A., (France) (a)	21,346	21,346	—
GrafTech International Ltd.	14,240	14,240	—

	35,586	35,586	—

Industrial Conglomerates— 0.1%
Raven Industries, Inc.	12,443	12,443	—

Machinery— 0.5%
Chart Industries, Inc.	11,714	11,714	—
Vallourec S.A., (France)	16,256	16,256	—
Zardoya Otis S.A., (Spain)	15,367	15,367	—

	43,337	43,337	—

Marine— 0.1%
Kuehne + Nagel
International AG, (Switzerland)	13,538	13,538	—

Professional Services— 0.7%
Advisory Board Co. (The)	13,377	13,377	—
Bureau Veritas S.A., (France)	12,076	12,076	—
Experian plc, (Ireland)	17,458	17,458	—
IHS, Inc.	15,049	15,049	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

22

JPMorgan Diversified Risk Fund

ADDITIONAL INFORMATION – PORTFOLIO SWAPS

AS OF OCTOBER 31, 2013 (continued)

PORTFOLIO SWAP POSITIONS	NOTIONAL VALUE($)[1]	CURRENT VALUE($)[2]	VALUE($)[3]
Industrials — Continued
Intertek Group plc, (United Kingdom)	13,763	13,763	—
On Assignment, Inc.	13,279	13,279	—

	85,002	85,002	—

Road & Rail— 0.5%
Genesee & Wyoming, Inc.	14,776	14,776	—
Kintetsu Corp, (Japan)	14,685	14,685	—
Landstar System, Inc.	15,857	15,857	—
Werner Enterprises, Inc.	12,113	12,113	—

	57,431	57,431	—

Trading Companies & Distributors— 0.3%
Brenntag AG, (Germany)	13,419	13,419	—
Fastenal Co.	12,208	12,208	—
Kloeckner & Co., SE, (Germany) (a)	13,907	13,907	—

	39,534	39,534	—

Transportation Infrastructure— 0.5%
Aeroports de Paris, (France)	16,975	16,975	—
Fraport AG Frankfurt Airport Services Worldwide, (Germany)	13,430	13,430	—
Groupe Eurotunnel S.A., (France)	14,507	14,507	—
Qube Holdings Ltd., (Australia)	13,877	13,877	—

	58,789	58,789	—

Total Industrials	604,625	604,625	—

Information Technology — 2.9%
Communications Equipment— 0.4%
Alcatel-Lucent/France, (France) (a)	20,214	20,214	—
Infinera Corp.	14,770	14,770	—
ViaSat, Inc.	11,703	11,703	—

	46,687	46,687	—

Electronic Equipment, Instruments & Components— 0.2%
TDK Corp, (Japan)	12,692	12,692	—
Universal Display Corp.	12,537	12,537	—

	25,229	25,229	—

Internet Software & Services— 0.7%
Cornerstone OnDemand, Inc.	11,274	11,274	—
Equinix, Inc.	12,255	12,255	—
Facebook, Inc.	15,011	15,011	—
Rackspace Hosting, Inc.	13,730	13,730	—
Telecity Group plc, (United Kingdom)	15,563	15,563	—
VeriSign, Inc.	14,547	14,547	—

PORTFOLIO SWAP POSITIONS	NOTIONAL VALUE($)[1]	CURRENT VALUE($)[2]	VALUE($)[3]
Information Technology — Continued
	82,380	82,380	—

Semiconductors & Semiconductor
Equipment— 0.6%
Advanced Micro Devices, Inc. (a)	13,941	13,941	—
ARM Holdings plc, (United Kingdom)	16,731	16,731	—
Cavium, Inc.	12,090	12,090	—
Imagination Technologies
Group plc, (United Kingdom)	15,696	15,696	—
SOITEC, (France) (a)	1,850	1,850	—

	60,308	60,308	—

Software— 1.0%
Concur Technologies, Inc.	13,807	13,807	—
MicroStrategy, Inc.	15,127	15,127	—
NetSuite, Inc.	11,500	11,500	—
Nintendo Co., Ltd., (Japan)	11,207	11,207	—
QLIK Technologies, Inc.	12,407	12,407	—
RealPage, Inc.	14,792	14,792	—
Salesforce.com, Inc.	15,741	15,741	—
Zynga, Inc.	18,030	18,030	—

	112,611	112,611	—

Total Information Technology	327,215	327,215	—

Materials — 3.3%
Chemicals— 0.5%
Akzo Nobel NV, (Netherlands)	13,479	13,479	—
Intrepid Potash, Inc.	15,459	15,459	—
Toray Industries, Inc., (Japan)	18,672	18,672	—

	47,610	47,610	—

Construction Materials— 0.3%
Martin Marietta Materials, Inc.	15,498	15,498	—
Texas Industries, Inc.	11,653	11,653	—

	27,151	27,151	—

Metals & Mining— 2.5%
Allied Nevada Gold Corp.	12,040	12,040	—
AuRico Gold, Inc., (Canada)	16,225	16,225	—
Detour Gold Corp., (Canada) (a)	18,427	18,427	—
Eramet, (France)	12,581	12,581	—
Franco-Nevada Corp, (Canada)	12,912	12,912	—
Fresnillo plc, (Mexico)	16,671	16,671	—
General Moly, Inc.	10,437	10,437	—
Hecla Mining Co.	14,804	14,804	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

23

JPMorgan Diversified Risk Fund

ADDITIONAL INFORMATION – PORTFOLIO SWAPS

AS OF OCTOBER 31, 2013 (continued)

PORTFOLIO SWAP POSITIONS	NOTIONAL VALUE($)[1]	CURRENT VALUE($)[2]	VALUE($)[3]
Materials — Continued
Lonmin plc, (United Kingdom) (a)	12,080	12,080	—
New Gold, Inc., (Canada) (a)	14,527	14,527	—
Pretium Resources, Inc., (Canada) (a)	11,116	11,116	—
Randgold Resources Ltd., (Jersey)	17,383	17,383	—
Royal Gold, Inc.	16,910	16,910	—
Salzgitter AG, (Germany)	13,813	13,813	—
Sandfire Resources NL, (Australia) (a)	12,745	12,745	—
ThyssenKrupp AG, (Germany) (a)	13,558	13,558	—
Torex Gold Resources, Inc., (Canada) (a)	15,798	15,798	—
Turquoise Hill Resources Ltd., (Canada) (a)	18,974	18,974	—

	261,001	261,001	—

Total Materials	335,762	335,762	—

Telecommunication Services —0.5%
Diversified Telecommunication Services— 0.2%
Level 3 Communications, Inc.	18,055	18,055	—

Wireless Telecommunication Services— 0.3%
NII Holdings, Inc.	6,983	6,983	—
SBA Communications Corp.	15,381	15,381	—

	22,364	22,364	—

Total Telecommunication
Services	40,419	40,419	—

Utilities — 1.6%
Electric Utilities— 0.4%
Emera, Inc., (Canada)	15,301	15,301	—
Kyushu Electric Power Co., Inc, (Japan) (a)	15,427	15,427	—

	30,728	30,728	—

Gas Utilities— 0.2%
ONEOK, Inc.	17,063	17,063	—

Independent Power Producers & Energy Traders— 0.7%
Atlantic Power Corp.	17,048	17,048	—
Calpine Corp.	16,398	16,398	—
Dynegy, Inc.	15,155	15,155	—
NRG Energy, Inc.	13,809	13,809	—
Ormat Technologies, Inc.	11,836	11,836	—

	74,246	74,246	—

Multi-Utilities— 0.2%
Sempra Energy	17,134	17,134	—

PORTFOLIO SWAP POSITIONS	NOTIONAL VALUE($)[1]	CURRENT VALUE($)[2]	VALUE($)[3]
Utilities — Continued
Water Utilities— 0.1%
Pennon Group plc, (United Kingdom)	13,165	13,165	—

Total Utilities	152,336	152,336	—

Total Short Positions of Portfolio Swap	2,933,524	2,933,524	—

Total of Long and Short Positions of Portfolio Swap	2,173,264	2,173,264	—

Cash and Other Receivables [4]			115,963
Financing Costs			(3,024)
Net Dividends			5,413

Net Swap Contract, at value			$118,352

Percentages indicated are based on net assets.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

24

JPMorgan Diversified Risk Fund

ADDITIONAL INFORMATION – PORTFOLIO SWAPS

AS OF OCTOBER 31, 2013 (continued)

PORTFOLIO SWAP POSITIONS	NOTIONAL VALUE($)[1]	CURRENT VALUE($)[2]	VALUE($)[3]
Long Positions
Common Stocks
Consumer Discretionary — 1.1%
Hotels, Restaurants & Leisure— 0.4%
Club Mediterranee S.A., (France) (a)	39,246	39,246	—

Household Durables— 0.3%
Arnest One Corp., (Japan)	10,983	10,983	—
Tact Home Co., Ltd., (Japan)	9,682	9,682	—
Touei Housing Corp., (Japan)	10,377	10,377	—

	31,042	31,042	—

Specialty Retail— 0.4%
OfficeMax Inc.	48,715	48,715	—

Total Consumer
Discretionary	119,003	119,003	—

Consumer Staples — 0.1%
Food & Staples Retailing— 0.1%
Shoppers Drug Mart Corp., (Canada)	12,445	12,445	—

Energy — 2.1%
Oil, Gas & Consumable Fuels— 2.1%
Angle Energy, Inc., (Canada) (a)	27,435	27,435	—
Berry Petroleum Co.	62,552	62,552	—
PAA Natural Gas Storage LP	47,360	47,360	—
Pioneer Southwest Energy Partners	30,745	30,745	—
PVR Partners LP	47,587	47,587	—

	215,679	215,679	—

Total Energy	215,679	215,679	—

Financials — 4.2%
Commercial Banks— 2.7%
CapitalSource, Inc.	54,217	54,217	—
StellarOne Corp.	25,887	25,887	—
Sterling Bancorp	39,250	39,250	—
Sterling Financial Corp. (a)	48,479	48,479	—
Taylor Capital Group, Inc. (a)	50,922	50,922	—
Virginia Commerce Bancorp, Inc.	60,706	60,706	—

	279,461	279,461	—

Real Estate Management & Development— 0.9%
Brookfield Office Properties, Inc.	41,667	41,667	—
GSW Immobilien AG, (Germany)	38,739	38,739	—
Iida Home Max, (Japan)	11,553	11,553	—

PORTFOLIO SWAP POSITIONS	NOTIONAL VALUE($)[1]	CURRENT VALUE($)[2]	VALUE($)[3]
Financials — Continued
	91,959	91,959	—

Thrifts & Mortgage Finance— 0.6%
Hudson City Bancorp, Inc.	71,014	71,014	—

Total Financials	442,434	442,434	—

Health Care — 0.5%
Biotechnology— 0.5%
Elan Corp. plc, (Ireland) (a)	52,113	52,113	—

Industrials — 1.3%
Machinery— 0.5%
Invensys plc, (United Kingdom)	51,490	51,490	—

Transportation Infrastructure— 0.8%
Gemina SpA, (Italy) (a)	83,583	83,583	—

Total Industrials	135,073	135,073	—

Information Technology — 0.9%
IT Services— 0.5%
Lender Processing Services, Inc.	46,360	46,360	—

Semiconductors & Semiconductor Equipment— 0.4%
Tokyo Electron Ltd., (Japan)	43,690	43,690	—

Total Information
Technology	90,050	90,050	—

Materials — 0.3%
Construction Materials— 0.2%
Fiberware plc, (United Kingdom) (a)	15,827	15,827	—

Metals & Mining— 0.1%
Archipelago Resources plc, (United Kingdom)	15,421	15,421	—

Total Materials	31,248	31,248	—

Total Long Positions of Portfolio Swap	1,098,045	1,098,045	—

Short Positions
Common Stocks
Consumer Discretionary — 0.5%
Specialty Retail— 0.5%
Office Depot, Inc.	48,409	48,409	—

Energy — 0.7%
Oil, Gas & Consumable Fuels— 0.7%
Pioneer Natural Resources Co.	29,693	29,693	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

25

JPMorgan Diversified Risk Fund

ADDITIONAL INFORMATION – PORTFOLIO SWAPS

AS OF OCTOBER 31, 2013 (continued)

PORTFOLIO SWAP POSITIONS	NOTIONAL VALUE($)[1]	CURRENT VALUE($)[2]	VALUE($)[3]
Energy — Continued
Plains All American Pipeline LP	46,303	46,303	—

	75,996	75,996	—

Total Energy	75,996	75,996	—

Financials — 2.9%
Commercial Banks— 1.9%
M&T Bank Corp.	44,787	44,787	—
MB Financial, Inc.	41,877	41,877	—
PacWest Bancorp	44,252	44,252	—
Umpqua Holdings Corp.	45,329	45,329	—
Union First Market Bankshares Corp.	25,832	25,832	—

	202,077	202,077	—

Insurance— 0.2%
Fidelity National Financial, Inc.	24,378	24,378	—

Real Estate Management & Development— 0.4%
Deutsche Wohnen AG, (Germany)	39,696	39,696	—

Thrifts & Mortgage Finance— 0.4%
Provident New York Bancorp	39,063	39,063	—

Total Financials	305,214	305,214	—

Health Care — 0.3%
Pharmaceuticals— 0.3%
Perrigo Co.	32,542	32,542	—

Industrials — 0.9%
Electrical Equipment— 0.1%
Schneider Electric S.A., (France)	13,497	13,497	—

Transportation Infrastructure— 0.8%
Atlantia SpA, (Italy)	83,347	83,347	—

Total Industrials	96,844	96,844	—

Information Technology — 0.5%
Semiconductors & Semiconductor
Equipment— 0.5%
Applied Materials, Inc.	45,995	45,995	—

Materials — 0.2%
Paper & Forest Products— 0.2%
Louisiana-Pacific Corp. (a)	24,818	24,818	—

Total Short Positions of
Portfolio Swap	629,818	629,818	—

Total of Long and Short
Positions of Portfolio Swap	468,227	468,227	—

PORTFOLIO SWAP POSITIONS	NOTIONAL VALUE($)[1]	CURRENT VALUE($)[2]	VALUE($)
Materials — Continued
Cash and Other Receivables [4]			45,302
Financing Costs			(642)
Net Dividends			916

Net Swap Contract, at value			$45,576

Percentages indicated are based on net assets.

NOTES TO ADDITIONAL INFORMATION — PORTFOLIO SWAPS:

1	Notional value represents the market value at each reset date of the long and short positions.
2	Current value represents market value of these positions based on the securities’ last sale or closing price on the principal exchange on which the securities are traded.
3	Value represents the unrealized gain (loss) of the positions and was zero at October 31, 2013 as the swap resets on that day.
4	Cash and other receivables includes the gains (or losses) realized within the swap when the swap resets. Gains (or losses) will be realized on the swap and reflected in the Consolidated Statement of Operations when cash is settled with the counterparty.
(a)	Non-income producing security.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

26

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2013

Diversified Risk Fund
ASSETS:
Investments in non-affiliates, at value	$3,741,584
Investments in affiliates, at value	5,501,016

Total investment securities, at value	9,242,600
Cash	868,838
Foreign currency, at value	156,184
Deposits at broker for futures contracts	94,000
Receivables:
Investment securities sold	68,665
Interest and dividends from non-affiliates	11,669
Dividends from affiliates	101
Tax reclaims	483
Variation margin on futures contracts	1,138
Unrealized appreciation on forward foreign currency exchange contracts	71,735
Outstanding swap contracts, at value	163,928
Due from Adviser	9,570
Deferred offering cost	10,780

Total Assets	10,699,691

LIABILITIES:
Payables:
Investment securities purchased	6,362
Outstanding swap contracts, at value	18,330
Unrealized depreciation on forward foreign currency exchange contracts	96,119
Accrued liabilities:
Administration fees	45
Shareholder servicing fees	871
Distribution fees	44
Custodian and accounting fees	61,940
Trustees’ and Chief Compliance Officer’s fees	1,284
Audit Fees	71,965
Other	21,831

Total Liabilities	278,791

Net Assets	$10,420,900

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

27

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2013

Diversified Risk Fund
NET ASSETS:
Paid-in-Capital	$9,851,029
Accumulated undistributed (distributed in excess of)net investment income	490,318
Accumulated net realized gains (losses)	(143,251)
Net unrealized appreciation (depreciation)	222,804

Total Net Assets	$10,420,900

Net Assets:
Class A	$52,013
Class C	51,827
Class R6	52,144
Select Class	10,264,916

Total	$10,420,900

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,333
Class C	3,333
Class R6	3,333
Select Class	656,667
Net asset value (a):
Class A—Redemption price per share	$15.60
Class C—Offering price per share (b)	15.55
Class R6—Offering and redemption price per share	15.64
Select Class—Offering and redemption price per share	15.63
Class A maximum sales charge	4.50%
[net asset value per share/(100% – maximum sales charge)]	$16.34

Cost of investments in non-affiliates	$3,705,204
Cost of investments in affiliates	5,501,016
Cost of foreign currency	156,400

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

28

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED OCTOBER 31, 2013

Diversified Risk Fund (a)
INVESTMENT INCOME:
Dividend income from non-affiliates	$98,771
Dividend income from affiliates	965
Interest income from non-affiliates	14,898
Interest income from affiliates	202
Foreign taxes withheld	(370)

Total investment income	114,466

EXPENSES:
Investment advisory fees	68,175
Administration fees	6,436
Distribution fees:
Class A	91
Class C	271
Shareholder servicing fees:	18,042
Class A	91
Class C	90
Select Class	17,861
Custodian and accounting fees	173,579
Professional fees	156,534
Trustees’ and Chief Compliance Officer’s fees	13,243
Printing and mailing costs	1,601
Registration and filing fees	3,720
Transfer agent fees	4,779
Offering costs	27,053
Other	18,900

Total expenses	492,424

Less amounts waived	(82,217)
Less expense reimbursements	(333,712)

Net expenses	76,495

Net investment income (loss)	37,971

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(56,952)
Futures	(116,815)
Foreign currency transactions	(54,282)
Swaps	388,174

Net realized gains (losses)	160,125

Change in net unrealized appreciation/depreciation of
Investments in non-affiliates	36,380
Futures	66,049
Foreign currency translations	(25,223)
Swaps	145,598

Change in net unrealized appreciation/depreciation	222,804

Net realized/unrealized gains (losses)	382,929

Change in net assets resulting from operations	420,900

(a)	Commencement of operations was February 12, 2013.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

29

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD INDICATED

Diversified Risk
Fund
Period Ended
10/31/2013 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$37,971
Net realized gain (loss)	160,125
Change in net unrealized appreciation/depreciation	222,804

Change in net assets resulting from operations	420,900

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	10,000,000

NET ASSETS:
Change in net assets	10,420,900
Beginning of period	—

End of period	$10,420,900

Accumulated undistributed (distributed in excess of)net investment income	$490,318

(a)	Commencement of operations was February 12, 2013.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

30

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS (Continued)

FOR THE PERIOD INDICATED

Diversified Risk
Fund
Period Ended
10/31/2013 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$50,000

Change in net assets resulting from Class A capital transactions	$50,000

Class C
Proceeds from shares issued	$50,000

Change in net assets resulting from Class C capital transactions	$50,000

Class R6
Proceeds from shares issued	$50,000

Change in net assets resulting from Class R6 capital transactions	$50,000

Select Class
Proceeds from shares issued	$9,850,000

Change in net assets resulting from Select Class capital transactions	$9,850,000

Total change in net assets resulting from capital transactions	$10,000,000

SHARE TRANSACTIONS:
Class A
Issued	3,333

Change in Class A Shares	3,333

Class C
Issued	3,333

Change in Class C Shares	3,333

Class R6
Issued	3,333

Change in Class R6 Shares	3,333

Select Class
Issued	656,667

Change in Select Class Shares	656,667

(a)	Commencement of operations was February 12, 2013.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

31

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance					Ratios/Supplemental data
		Investment operations						Ratios to average net assets (a)

										Expenses without
			Net realized and			Total return			Net	waivers,
	Net asset value,	Net	unrealized gains	Total from	Net asset	(excludes		Net	investment	reimbursements	Portfolio
	beginning of	investment	(losses) on	investment	value, end of	sales charge)	Net assets,	expenses	income	and earnings	turnover
	period	income (loss)	investments	operations	period	(b)(c)	end of period	(d)(e)	(loss) (e)	credits (e) (f)	rate (b)(g)
Diversified Risk Fund
Class A
February 12, 2013(h) through October 31, 2013	$15.00	$0.03	$0.57	$0.60	$15.60	4.00%	$52,013	1.30%	0.28%	6.93%	112%
Class C
February 12, 2013(h) through October 31, 2013	15.00	(0.02)	0.57	0.55	15.55	3.67	51,827	1.80	(0.22)	7.43	112
Class R6
February 12, 2013(h) through October 31, 2013	15.00	0.07	0.57	0.64	15.64	4.27	52,144	0.95	0.63	6.44	112
Select Class
February 12, 2013(h) through October 31, 2013	15.00	0.06	0.57	0.63	15.63	4.20	10,264,916	1.05	0.54	6.68	112

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Certain non-recurring expenses incurred by the Fund were not annualized for period ended October 31, 2013.
(f)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Commencement of operations.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

32

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Diversified Risk Fund	Class A, Class C, Class R6 and Select Class	Diversified

The investment objective of the Fund is to seek to provide total return.

The Fund commenced operations on February 12, 2013. Currently, the Fund is not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

Basis for Consolidation for the Fund

JPM Diversified Risk Fund Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on October 11, 2012 and is currently a wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund consistent with the Fund’s investment objectives and policies as described in the Fund’s prospectus. As of October 31, 2013, net assets of the Fund were $10,420,900 of which $493,856, or approximately 4.7%, represented the Subsidiary’s net assets. The Consolidated Schedule of Portfolio Investments (“CSOI”) includes positions of the Fund and the Subsidiary. The consolidated financial statements include the accounts of the Fund and the Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All significant intercompany balances and transactions have been eliminated in consolidation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its consolidated financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities, including investments in Exchange Traded Funds (“ETFs”), listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

33

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Fund’s securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”) and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Fund’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Fund’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset values.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

34

The following table represents each valuation input by sector as presented on the CSOI:

		Level 2	Level 3
	Level 1	Other significant observable	Significant unobservable
	Quoted prices	inputs	inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$238,467	$—	$—	$238,467
Consumer Staples	122,459	94,206	—	216,665
Energy	24,233	—	—	24,233
Financials	5,739	—	—	5,739
Health Care	196,896	15,545	—	212,441
Industrials	46,040	37,250	—	83,290
Information Technology	158,018	—	—	158,018
Materials	93,847	—	—	93,847
Telecommunication Services	33,778	—	—	33,778
Utilities	43,254	—	—	43,254

Total Common Stocks	962,731	147,001	—	1,109,732

Exchange Traded Funds	1,353,955	—	—	1,353,955

Preferred Stocks
Consumer Discretionary	18,764	—	—	18,764
Financials	9,885	—	—	9,885
Information Technology	8,128	—	—	8,128
Materials	26,332	—	—	26,332
Utilities	40,433	—	—	40,433

Total Preferred Stocks	103,542	—	—	103,542

Debt Securities
Convertible Bonds
Consumer Discretionary	—	294,817	—	294,817
Consumer Staples	—	45,945	—	45,945
Energy	—	77,927	—	77,927
Financials	—	301,997	—	301,997
Health Care	—	130,656	—	130,656
Industrials	—	93,290	—	93,290
Information Technology	—	184,532	—	184,532
Materials	—	45,191	—	45,191

Total Convertible Bonds	—	1,174,355	—	1,174,355

Short-Term Investment
Investment Company	5,501,016	—	—	5,501,016

Total Investments in Securities	$7,921,244	$1,321,356	$—	$9,242,600

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$71,735	$—	$71,735
Futures Contracts	78,159	—	—	78,159
Swaps	—	163,928	—	163,928

Total Appreciation in Other Financial Instruments	$78,159	$235,663	$—	$313,822

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(96,119)	$—	$(96,119)
Futures Contracts	(12,110)	—	—	(12,110)
Swaps	—	(18,330)	—	(18,330)

Total Depreciation in Other Financial Instruments	$(12,110)	$(114,449)	$—	$(126,559)

There were no transfers among any levels during the period ended October 31, 2013.

B. Derivatives — The Fund uses instruments including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. The Fund also uses derivatives to manage duration, sector and yield curve exposures and credit and spread volatility.

The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing a fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed its value, as recorded in the Consolidated Statement of Assets and Liabilities (“CSAL”).

35

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements gives the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreement and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark-to-market gains to the Fund.

Notes B(1) — B(4) below describe the various derivatives used by the Fund.

(1). Futures Contracts — The Fund uses index, equity or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to seek to enhance portfolio performance. The use of futures contracts exposes the Fund to interest rate risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation (depreciation) in the Consolidated Statement of Operations (“CSOP”). Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the CSOP at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the CSOI and cash deposited is recorded on the CSAL. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the CSAL.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the CSAL, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

(2). Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore uses forward foreign currency exchange contracts to hedge or manage these exposures. The Fund also buys forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(3). Return Swap on Commodity Index — The Fund uses return swaps on commodity futures indices to obtain long and short exposure to commodities markets. The value of a swap agreement is recorded at the beginning of the measurement period. Swap values are based on the values of underlying futures contracts, using the last sale or closing price from the principal exchange on which the contract is traded. Under some circumstances, commodity futures exchanges may establish daily limits on the amount that the price of a commodity futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions. Change in swap values is recorded as Change in net unrealized appreciation or depreciation — swaps on the CSOP. Realized gain or loss is recorded upon termination of a swap and is based on the difference between the contract price and market price of the underlying instrument or when an offsetting position is entered into. Return swaps on commodity indices are subject to quarterly resets. Realized gain or loss is recorded on reset date of the swap and is based on the difference between contract and market price of the underlying instrument.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding swap contracts with the counterparty in the form of cash or securities. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. Cash collateral posted by the Fund is invested in an affiliated money market fund (See Note 3.F.) and is reported on the CSAL

36

as Investments in affiliates — restricted. Collateral received by the Fund is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management services to the Fund. These amounts are not reflected on the Fund’s CSAL. Daily movement of collateral is subject to minimum threshold amounts. As such, the Fund has not posted or received collateral for the period ended October 31, 2013.

The Fund may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying instrument; (ii) counterparty credit risk related to the failure, by the counterparty to an over the counter derivative, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, (iv) documentation risk relating to disagreement over contract terms. Investing in certain derivatives, including return swaps, also results in a form of leverage and, as such, the Fund’s risk of loss associated with these instruments may exceed their value as recorded in the CSAL.

The Fund’s activities in return swaps are concentrated with a single counterparty. Counterparty credit risk may be mitigated to the extent the counterparty posts collateral for mark to market gains to the Fund.

(4). Portfolio Swaps — The Fund entered into portfolio swap agreements to obtain exposure to a portfolio of long and short securities. This is a highly specialized activity and a significant aspect of the Fund’s investment strategy.

Under the terms of the agreements, each swap is designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of long and short positions within each swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in each swap value. Each swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within each swap. These interest charges and credits are based on defined market rates based on the local currencies of the positions in the portfolio plus or minus a specified spread and are referred to herein as “financing costs”. Positions within each swap and financing costs are reset monthly. During a reset, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty. Cash settlement in and out of each swap may occur at a reset date or any other date, at the discretion of the Fund and counterparty, over the life of the agreement, and is generally determined based on internal limits and thresholds established at both the Fund and counterparty.

Each swap involves additional risks than if the Fund had invested in the underlying positions directly including: the risk that changes in the value of each swap may not correlate perfectly with the underlying long and short securities; counterparty risk related to the counterparty’s failure to perform under contract terms; liquidity risk related to the lack of a liquid market for each swap contract, which may limit the ability of the Fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. The portfolio swaps consist of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities. The Fund’s activities in each portfolio swap is concentrated with a single counterparty. Investing in swaps results in a form of leverage (i.e., the Fund’s risk of loss associated with these instruments may exceed their value as recorded on the CSAL).

The value of each swap is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing prices on the principal exchange on which the securities are traded; (ii) financing costs; (iii) the value of dividends; (iv) cash balances within the swap; and (v) other factors, as applicable. The value of each swap is reflected on the CSAL as Outstanding swap contracts, at value. Changes in the value of each swap are recognized as changes in unrealized appreciation or depreciation in the CSOP.

Cash settlements between the Fund and counterparty are recognized as realized gains or losses in the CSOP.

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(5). Summary of Derivatives Information — The following tables present the value of derivatives held as of October 31, 2013, by their primary underlying risk exposure and respective location on the CSAL:

Derivative Contract	CSAL Location

		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Swaps	Total
Gross Assets:
Interest rate contracts	Receivables, Net Assets – Unrealized Appreciation	$78,159	$—	$—	78,159
Equity contracts	Receivables, Net Assets – Unrealized Appreciation	—	—	163,928	163,928
Foreign exchange contracts	Receivables	—	71,735	—	71,735

Total		$78,159	$71,735	$163,928	$313,822

Gross Liabilities:
Interest rate contracts	Payables, Net Assets – Unrealized Depreciation	$(8,668)	$—	$—	$(8,668)
Equity contracts	Payables, Net Assets – Unrealized Depreciation	(3,442)	—	—	(3,442)
Foreign exchange contracts	Payables	—	(96,119)	—	(96,119)
Commodity contracts	Payables	—	—	(18,330)	(18,330)

Total		$(12,110)	$(96,119)	$(18,330)	$(126,559)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the CSOI. The CSAL only reflects the current day variation margin receivable/payable to brokers.

The following tables present the Fund’s gross derivative by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Fund as of October 31, 2013:

	Gross Amount of
	Derivative Assets		Derivatives		Net Amount Due
	Presented in the		Available for	Collateral	From Counterparty
Counterparty	CSAL (a)		Offset	Received	(not less than zero)
BNP Paribas	$1,192		$(1,192)	$—	$—
Credit Suisse International	12,319		(7,759)	—	4,560
Deutsche Bank AG	386		(386)	—	—
Goldman Sachs	26,177		(9,750)	—	16,427
Morgan Stanley	1,542		(225)	—	1,317
Royal Bank of Canada	6,123		(6,123)	—	—
Societe Generale	8,115		(8,115)	—	—
State Street Bank & Trust	4,575		(4,575)	—	—
Union Bank of Switzerland AG	173,236		(25,107)	—	148,129
Westpack Banking Corp.	1,998		(980)	—	1,018
Exchange Traded Futures (b)	78,159	(c)	—	—	78,159

Total	$313,822		$(64,212)	$—	$249,610

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	Gross Amount of
	Derivative
	Liabilities		Derivatives		Net Amount Due
	Presented in the		Available for	Collateral	To Counterparty
Counterparty	CSAL (a)		Offset	Pledged	(not less than zero)
BNP Paribas	$1,924		$(1,192)	$—	$732
Citibank, N.A	581		—	—	581
Credit Suisse International	7,759		(7,759)	—	—
Deutsche Bank AG	18,363		(386)	—	17,944
Goldman Sachs	9,750		(9,750)	—	—
Morgan Stanley	225		(225)	—	—
Royal Bank of Canada	17,412		(6,123)	—	11,289
Royal Bank of Scotland	657		—	—	657
Societe Generale	22,577		(8,115)	—	14,462
State Street Bank & Trust	6,809		(4,575)	—	2,234
State Street Corp.	2,305		—		2,305
Union Bank of Switzerland AG	25,107		(25,107)	—	—
Westpack Banking Corp.	980		(980)	—	—
Exchange Traded Futures (b)	12,110	(c)	—	—	12,110

Total	$126,559		$(64,212)	—	$62,314

(a)	For financial reporting purposes the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements in the CSAL.
(b)	These derivatives are not subject to master netting agreements.
(c)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the CSOI. The CSAL only reflects the current day variation margin receivable/payable to brokers for futures contracts.

The following tables present the effect of derivatives on the CSOP for the period ended October 31, 2013, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

		Forward Foreign
		Currency Exchange
Derivative Contract	Futures Contracts	Contracts	Swaps	Total
Interest Rate contracts	$(6,834)	$—	$—	$(6,834)
Equity contracts	(109,981)	—	422,826	312,845
Foreign exchange contracts	—	(48,664)	—	(48,664)
Commodity contracts	—	—	(34,652)	(34,652)

Total	$(116,815)	$(48,664)	$388,174	$222,695

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

		Forward Foreign
		Currency Exchange
Derivative Contract	Futures Contracts	Contracts	Swaps	Total
Interest Rate contracts	$69,491	$—	$—	$69,491
Equity contracts	(3,442)	—	163,928	160,486
Foreign Exchange contracts	—	(24,384)	—	(24,384)
Commodity contracts	—	—	(18,330)	(18,330)

Total	$66,049	$(24,384)	$145,598	$187,263

The Fund’s derivatives contracts held at October 31, 2013 are not accounted for as hedging instruments under GAAP.

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Derivatives Volume

The table below discloses the volume of the Fund’s futures contracts, forward foreign currency exchange contracts and swaps activity during the period ended October 31, 2013. Please refer to the table in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Futures Contracts:
Average Notional Balance Long	$4,206,681
Average Notional Balance Short	519,596
Ending Notional Balance Long	3,868,647
Ending Notional Balance Short	677,482
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$3,046,409
Average Settlement Value Sold	4,084,608
Ending Settlement Value Purchased	3,667,919
Ending Settlement Value Sold	4,450,583
Return Swaps on Commodity Indices:
Average Notional Balance Long	$489,629
Ending Notional Balance Long	509,710
Portfolio Swaps:
Average Notional Balance Long	$5,874,679
Average Notional Balance Short	3,260,447
Ending Notional Balance Long	6,204,833
Ending Notional Balance Short	3,563,342

C. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the CSOP.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign currency gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

D. Offering and Organizational Costs — Total offering costs of $37,833 incurred in connection with the offering of shares of the Fund are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time it commenced operations and are included as part of Professional fees in the CSOP.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

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F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

G. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions and has determined that as of October 31, 2013, no liability for income tax is required in the Fund’s consolidated financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

For Federal income tax purposes, taxable income of the Fund and the Subsidiary are separately calculated. The Subsidiary is classified as a controlled foreign corporation under the Code and its taxable income, including net gains, is included as ordinary income in the calculation of the Fund’s taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or carried forward to future periods.

H. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

I. Distributions to Shareholders —Distributions from net investment income or net realized capital gains, if any, are generally declared and paid annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition—“temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Accumulated
undistributed
(distributions in
	excess of)	Accumulated
	net investment	net realized
Paid-in-Capital	income	gains (losses)
$(148,971)	$452,347	$(303,376)

The reclassifications for the Fund relate primarily to foreign currency gains or losses, investments in swaps and the Subsidiary taxable income.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser supervises the investments of the Fund and the Subsidiary and for such services is paid a fee. The fee for services to the Fund is accrued daily and paid monthly at an annual rate of 0.90% of the Fund’s average daily net assets.

The Subsidiary has entered into separate contracts with the Adviser and its affiliates to provide investment advisory and other services to the Subsidiary. The fee for services to the Subsidiary is accrued daily and paid monthly at an annual rate of 0.90% of the Subsidiary’s average daily net assets. The Adviser has agreed to waive the advisory fee that it receives from the Fund in an amount equal to the advisory fee paid to the Adviser by the Subsidiary. This waiver will continue in effect so long as the Fund invests in the Subsidiary and may not be terminated without approval by the Fund’s Board of Trustees.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fees — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund and the Subsidiary. In consideration of these services for the Fund, the Administrator receives a fee accrued daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the period ended October 31, 2013, the effective rate was 0.09% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements. In consideration for services rendered to the Subsidiary, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Subsidiary.

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The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended October 31, 2013, the Distributor did not retain front-end sales charges or CDSC.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly at an annual rate of 0.25% for Class A, Class C and Select Class Shares.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the CSOP. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the CSOP.

Interest income, if any, earned on cash balances at the custodian, is included in Interest income from affiliates in the CSOP.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the CSOP.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of the Fund, inclusive of the Subsidiary (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class R6	Select Class
1.30%	1.80%	0.95%	1.05%

The expense limitation agreement was in effect for the period ended October 31, 2013. The contractual expense limitation percentages in the table above are in place until at least February 28, 2014.

For the period ended October 31, 2013, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$65,278	$6,114	$10,825	$82,217	$333,712

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Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund to the extent that the total waivers do not exceed the total fees charged by the Advisor, the Administrator or shareholder servicing agent. A portion of the waiver is voluntary.

There were no waivers resulting from investments in these money market funds for the period ended October 31, 2013.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the CSOP.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the period ended October 31, 2013, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Fund may use related party broker-dealers. For the period ended October 31, 2013, the Fund incurred $27 of brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the period ended October 31, 2013, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$10,289,321	$6,527,165

During the period ended October 31, 2013, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities, including the Subsidiary, held at October 31, 2013 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$9,868,222	$102,298	$234,064	$(131,766)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to investments in contingent preferred debt instruments and investments in the Subsidiary.

There were no distributions paid during the period ended October 31, 2013.

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As of October 31, 2013, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current
Distributable
Current	Long-Term
Distributable	Capital Gain or	Unrealized
Ordinary	(Tax Basis Capital	Appreciation
Income	Loss Carryover)	(Depreciation)
$636,929	$(62,155)	$(4,889)

The cumulative timing differences primarily consist of mark to market of forward foreign currency contracts, mark to market of future contracts and investments in swaps.

The Federal income tax net unrealized appreciation (depreciation) includes unrealized depreciation of the Fund’s investment in its Subsidiary of $168,146, which, if realized, is not deductible for income tax purposes.

During the period ended October 31, 2013 the Subsidiary had $149,815 of losses for tax purposes. The Subsidiary’s loss for the current year is not available to offset its future taxable income.

As of October 31, 2013, the Fund had post-enactment short-term net capital loss carryforwards of $32,102 and long-term net capital loss carryforwards of $30,053.

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2013, or at any time during the period then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the CSOP.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund’s shares are currently held by the Adviser.

By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund.

The Fund will employ various alternative investment strategies that involve the use of complicated investment techniques. There is no guarantee that these strategies will succeed and their use may subject the Fund to greater volatility and loss.

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The Fund may also invest in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below their net asset value (also known as a discount).

Derivatives, including commodity-linked notes, swap agreements, commodity options, futures and options on futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk and to the credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets.

The Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swap and option contracts, credit linked notes, exchange-traded notes and forward foreign currency exchange contracts.

45

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Diversified Risk Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of portfolio investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of JPMorgan Diversified Risk Fund (a separate Fund of JPMorgan Trust I) and its subsidiary (hereafter referred to as the “Fund”) at October 31, 2013, and the results of their operations, the changes in their net assets and the financial highlights for the period February 12, 2013 (commencement of operations) through October 31, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2013

46

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	171	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (effective 7/1/13); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	171	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present); Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	171	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	171	Director, Center for Communication, Hearing and Deafness (1990-present).

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	171	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	171	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	171	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	171	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	171	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth- Hitchcock Medical Center (2013-present); Trustee, Dartmouth- Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

47

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	171	Member, Board of Governors, Columbus Citizens Foundation (not-for- profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	171	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001. Interested Trustee Not Affiliated With the Adviser	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	171	None

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	171	Trustee, The Victory Portfolios (2000-2008).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of the Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.
(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (171 funds), including JPMorgan Mutual Fund Group which liquidated effective November 29, 2012 and is in the process of winding up its affairs.
*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Fund’s investment adviser, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with subadvisers to certain J.P. Morgan Funds.
**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.
***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

48

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Robert L. Young (1963), President and Principal Executive Officer (2013)**	Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)	Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*	Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.
**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

49

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2013, and continued to hold your shares at the end of the reporting period, October 31, 2013.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Diversified Risk Fund
Class A
Actual	$1,000.00	$1,004.50	$6.57	1.30%
Hypothetical	1,000.00	1,018.65	6.61	1.30
Class C
Actual	1,000.00	1,002.60	9.09	1.80
Hypothetical	1,000.00	1,016.13	9.15	1.80
Class R6
Actual	1,000.00	1,006.40	4.80	0.95
Hypothetical	1,000.00	1,020.42	4.84	0.95
Select Class
Actual	1,000.00	1,005.80	5.31	1.05
Hypothetical	1,000.00	1,019.91	5.35	1.05

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

50

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2013, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 22, 2013.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Adviser on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Fund’s performance compared to the performance of the Fund’s peers and benchmarks and analyses by the Adviser of the Fund’s performance. The Adviser also periodically provides comparative information regarding the Fund’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Fund, expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Adviser and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Fund and its shareholders.

51

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services. The Board also reviewed the adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the adviser.

52

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Fund benefits from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of the Fund. The Trustees also considered the complexity of investment management for the Fund relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees reviewed the Fund’s performance against its benchmark index and considered the performance information provided for the Fund at regular Board meetings by the Adviser. The performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance are summarized below:

The Trustees noted the performance of the Fund since its inception on February 12, 2013 as compared with that of its benchmark index. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund (“Universe Group”). The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

53

The Trustees noted that the Diversified Risk Fund’s estimated net advisory fees and total expenses, which were considered on a class-by-class basis, were in line with identified peer funds. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

54

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• transaction history and account transactions

• checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’
personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?

For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For marketing purposes — to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions? Call 1-800-480-4111 or go to www.jpmorganfunds.com

55

Who we are

Who is providing this notice?	J.P. Morgan Funds

What we do

How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.

How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

•   open an account or provide contact information

•   give us your account information or pay us by check

•   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•   sharing for affiliates’ everyday business purposes – information about your creditworthiness

•   affiliates from using your information to market to you

•   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • J.P. Morgan Funds does not share with our affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • J.P. Morgan Funds does not share with nonaffiliates so they can market to you.

Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • J.P. Morgan Funds doesn’t jointly market.

56

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2013. All rights reserved. October 2013.

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is Mitchell Merin. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2013 – $1,880,238

2012 – $1,410,800

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2013 – $588,850

2012 – $594,190

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2013 – $396,082

2012 – $319,550

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended October 31, 2013 and 2012, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2013 – Not applicable

2012 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations.

All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2013 – 0.0%

2012 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2012 – $32.8 million

2011 – $34.5 million

These amounts also include the aggregate non audit fees billed by the Independent Registered Public Accounting firm for services rendered to J.P. Morgan Chase & Co. (“JPMC”) and certain related entities.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N- CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ Robert L. Young
Robert L. Young President and Principal Executive Officer December 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert L. Young
Robert L. Young President and Principal Executive Officer December 27, 2013

By:	/s/ Joy C. Dowd
Joy C. Dowd Treasurer and Principal Financial Officer December 27, 2013